UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2019

Financial Square FundsSM
Federal Instruments
Government
Money Market
Prime Obligations
Treasury Instruments
Treasury Obligations
Treasury Solutions

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Administration, Capital, Cash Management, Drexel Hamilton Class, Preferred, Premier, Resource, Service, Class R6 and Select shareholders or 800-526-7384 for Class A and Class C shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Investment Objective and Principal Investment Strategies

Each of the Goldman Sachs Financial Square Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Prime Obligations Fund and the Goldman Sachs Money Market Fund pursue this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). They may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Treasury Obligations Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos collateralized by U.S. Treasury obligations. The Goldman Sachs Treasury Instruments Fund pursues the investment objective by investing only in U.S. Treasury obligations, the interest from which is generally exempt from state income taxation. The Goldman Sachs Treasury Solutions Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos with the Federal Reserve Bank of New York collateralized by U.S. Treasury obligations. The Goldman Sachs Government Fund pursues the investment objective by investing only in U.S. government securities and repos collateralized by such securities. The Goldman Sachs Federal Instruments Fund pursues the investment objective by investing only in U.S. government securities, the interest from which is generally exempt from state income taxation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	Money market yields ended the Reporting Period slightly higher than they started, as the Federal Reserve (“Fed”) shifted its monetary policy stance. After raising the targeted federal funds rate in September and December 2018, Fed policymakers pivoted to a more accommodative stance, leaving it unchanged until July 2019, when they implemented an interest rate cut. Other influences on the money markets during the Reporting Period were the continuation of the Fed’s balance sheet normalization and the dovish stance of most developed markets’ central banks. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007. Dovish tends to imply lower interest rates; opposite of hawkish.)

When the Reporting Period started in September 2018, U.S. economic growth was robust, though some major economies, including those of the Eurozone, the U.K. and China, exhibited a gradual weakening trend. The Fed raised the targeted federal funds rate by 25 basis points, citing ongoing strength in the U.S. labor market and a pickup in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The Fed’s dot plot pointed to another interest rate increase by the end of 2018 and three more during 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. In December 2018, Fed policymakers raised the targeted federal funds rate by an additional 25 basis points, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two.

In the first quarter of 2019, the Fed kept its monetary policy unchanged, with its dot plot projecting no interest rate hikes at all during 2019. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. During the second calendar quarter, the Fed remained on hold and noted that inflation softness might be due to “transitory factors.” Meanwhile, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing

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PORTFOLIO RESULTS

sector. In June 2019, eight of the 12 members on the Federal Open Market Committee projected interest rate cuts during the 2019 calendar year. Indeed, at its July policy meeting, the Fed delivered its first interest rate cut since 2008, with Fed Chair Powell describing it as a “mid-cycle adjustment.” The Fed also announced it would stop its balance sheet normalization at the end of September 2019, two months earlier than expected. In August 2019, as U.S. economic data showed signs of weakness and U.S.-China trade tensions persisted, market expectations for additional Fed rate cuts increased. In this environment, the U.S. Treasury yield curve partially inverted. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) More specifically, the spread, or differential, between the yields on two-year and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning yields on two-year maturities were higher than those of 10-year U.S. Treasury securities. (A full inversion occurs when shorter-term yields exceed all longer-term yields.)

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields rose during the Reporting Period, driven by the increase in money market yields, which occurred primarily because of the economic and market factors discussed above. When the Reporting Period began, the money market yield curve was upwardly sloping. However, it inverted as the Fed cut the targeted federal funds rate.

Q	How did you manage the Funds during the Reporting Period?

A	Collectively, the Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, time deposits, certificates of deposit, floating rate securities, repurchase agreements (“repo”), government guaranteed paper, municipal securities and variable rate demand notes during the Reporting Period.

In our commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we maintained somewhat short weighted average maturities of between 34 and 40 days during the first four months of the Reporting Period in response to rather consistent clarity from the Fed around potential interest rate hikes in September and December 2018. For the same reason, we maintained relatively short weighted average maturities of between 16 and 37 days in our government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund) and between 27 days and 50 days in our government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund). The Funds’ purchases were focused on floating rate securities, asset-backed commercial paper and government agency securities, all of which helped us to manage duration. (Duration is a measure of the Funds’ sensitivity to changes in interest rates).

After the December 2018 rate hike, the Fed’s path became less clear to us. As a result, we lengthened the weighted average maturities of our commercial paper, government repo and government non-repo strategies. Within our commercial paper strategies, we extended weighted average maturities to between 44 days and 52 days from January through May 2019. In our government repo strategies and our government non-repo strategies, we lengthened weighted average maturities to between 42 days and 50 days in December 2018. Then, from January through May 2019, we managed the weighted average maturities of our government repo strategies between 10 days and 46 days and our government non-repo strategies between 28 days and 47 days. As the Fed’s dovish bias became more apparent, we maintained the weighted average maturity of our commercial paper strategies between 38 days and 50 days from June through August 2019. During the same time period, we managed the weighted average maturity of our government repo strategies and government non-repo strategies between 16 days and 53 days and between 39 and 54 days, respectively. Purchases were focused overall on fixed-rate securities as we sought to manage the Funds’ duration.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Funds, taking into consideration any available maturity shortening features.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A

During the Reporting Period, we managed the weighted average life of the Funds below 120 days. In our commercial paper strategies, we managed the Funds’ weighted average life in a range between approximately 70 days and

2

PORTFOLIO RESULTS

approximately 103 days. In our government repo and government non-repo strategies, we managed the Funds’ weighted average life in a range between approximately 58 days and approximately 118 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected the U.S. economic expansion to continue, albeit at a slower pace, with strength in consumer spending and services offsetting weakness in business investment and the manufacturing sector. Overall, we expected inflation to remain muted, with economic weakness tempering upside inflation pressures. Regarding the Fed’s monetary policy, we expected the U.S. central bank to deliver “insurance interest rate cuts” during the final months of 2019 due to slowing U.S. economic growth against a backdrop of subdued inflation and elevated geopolitical uncertainty.

Overall, the Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

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PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

∎	Federal Instruments Fund

∎	Government Fund

∎	Treasury Instruments Fund

∎	Treasury Obligations Fund

∎	Treasury Solutions Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

INSTITUTIONAL MONEY MARKET FUNDS

∎	Money Market Fund

∎	Prime Obligations Fund

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4

FUND BASICS

Financial Square Funds

as of August 31, 2019

PERFORMANCE REVIEW[1,2]

September 1, 2018– August 31, 2019	Fund Total Return (based on NAV)[3] Institutional Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]

Federal Instruments	2.18%	1.94%	2.02%[6]
Government	2.23	2.00	2.02	[6]
Money Market	2.52	2.23	2.22	[7]
Prime Obligations	2.51	2.22	2.22	[7]
Treasury Instruments	2.16	1.86	1.96	[8]
Treasury Obligations	2.20	1.94	2.00	[9]
Treasury Solutions	2.17	1.87	2.00	[9]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Treasury Obligations, Money Market, Treasury Instruments and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), the Prime Obligations Fund offers ten separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource and Drexel Hamilton Class), and the Government Fund offers thirteen separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Drexel Hamilton Class, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional, Drexel Hamilton Class, and Class R6 Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/ or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[4]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. August 2019. The iMoneyNet Institutional Average represents total return.

[6]	Government & Agencies Institutional–Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[7]	First Tier Institutional–Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[8]	Treasury Institutional–Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[9]	Treasury & Repo Institutional–Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

5

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1,2] AS OF 8/31/19

Funds	7-Day Dist. Yield[10]	SEC 7-Day Effective Yield[11]	30-Day Average Yield[12]	Weighted Avg. Maturity (days)[13]	Weighted Avg. Life (days)[14]

Federal Instruments	1.97%	1.96%	2.02%	40	89
Government	2.03	2.02	2.05	21	100
Money Market	2.24	2.25	2.26	42	90
Prime Obligations	2.23	2.25	2.25	40	91
Treasury Instruments	1.94	1.88	2.00	49	104
Treasury Obligations	1.98	1.96	1.99	24	97
Treasury Solutions	1.98	1.88	2.01	51	110

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[10]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[11]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[12]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[13]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[14]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[16]

As of August 31, 2019

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit	—	—	1.6%	1.8%	—	—	—

Certificates of Deposit - Eurodollar			7.1	—

Certificates of Deposit - Yankeedollar	—	—	10.7	10.3	—	—	—

Commercial Paper & Corporate Obligations	—	—	25.2	28.1	—	—	—

Fixed Rate Municipal Debt Obligations	—	—	1.7	3.2	—	—	—

Repurchase Agreements	—	64.9%	22.8	24.0	—	68.0%	—

Time Deposits	—	—	11.1	9.5	—	—	—

U.S. Government Agency Obligations	81.9%	16.1	—	0.1	—	—	—

U.S. Treasury Obligations	18.1	18.5	1.1	1.0	101.1%	30.0	104.2%

Variable Rate Municipal Debt Obligations	—	—	1.6	2.0	—	—	—

Variable Rate Obligations	—	—	21.3	21.9	—	—	—

[16]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

7

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[17]

As of August 31, 2018

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit - Eurodollar	—	—	3.2%	—	—	—	—

Certificates of Deposit - Yankeedollar	—	—	4.1	4.9%	—	—	—

Commercial Paper & Corporate Obligations	—	—	30.4	31.9	—	—	—

Fixed Rate Municipal Debt Obligations	—	—	1.4	1.1	—	—	—

Repurchase Agreements	—	48.9%	30.1	25.3	—	59.0%	—

Time Deposits	—	—	1.3	1.3	—	—	—

U.S. Government Agency Obligations	32.6%	25.7	—	0.2	—	—	—

U.S. Treasury Obligations	67.9	25.6	8.3	9.5	100.5%	41.3	100.6%

Variable Rate Municipal Debt Obligations	—	—	1.7	2.8	—	—	—

Variable Rate Obligations	—	—	20.4	24.5	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

8

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 81.9%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.01%)
$15,000,000	2.126	%(a)	06/29/20	$15,000,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.14%)
1,800,000	2.179	(a)	09/30/19	1,799,993
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.07%)(a)
850,000	2.025		11/29/19	850,000
650,000	2.030		02/18/20	650,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.08%)(a)
700,000	2.035		10/18/19	699,997
750,000	2.035		12/26/19	749,991
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.13%)
200,000	2.090	(a)	11/12/20	200,023
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
300,000	2.105	(a)	04/23/21	300,000
Federal Farm Credit Bank (FEDL01 + 0.02%)
45,000,000	2.135	(a)	10/28/19	44,998,461
Federal Farm Credit Bank (FEDL01 + 0.11%)
800,000	2.230	(a)	08/13/20	799,924
Federal Farm Credit Bank (FEDL01 + 0.12%)
2,200,000	2.240	(a)	04/23/21	2,200,000
Federal Farm Credit Bank (Prime Rate – 2.88%)
1,000,000	2.370	(a)	05/07/20	999,946
Federal Farm Credit Bank (Prime Rate – 2.90%)
600,000	2.350	(a)	01/30/20	600,000
Federal Farm Credit Bank (Prime Rate – 2.93%)
1,200,000	2.320	(a)	11/06/20	1,200,000
Federal Farm Credit Bank (Prime Rate – 2.94%)
900,000	2.310	(a)	02/26/21	900,000
Federal Farm Credit Bank (Prime Rate – 2.95%)
3,000,000	2.300	(a)	03/15/21	3,000,000
Federal Farm Credit Bank (Prime Rate – 2.96%)(a)
200,000	2.290		03/13/20	199,920
3,500,000	2.290		03/29/21	3,500,000
Federal Farm Credit Bank (Prime Rate – 2.97%)
2,300,000	2.285	(a)	04/08/21	2,300,000
Federal Farm Credit Bank (Prime Rate – 2.98%)(a)
300,000	2.270		11/12/20	299,822
1,800,000	2.275		02/26/21	1,800,000
Federal Farm Credit Bank (SOFR + 0.12%)
900,000	2.240	(a)	03/18/21	900,000
Federal Farm Credit Bank Discount Note
30,000,000	2.459		09/04/19	29,994,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.02%)
20,000,000	2.125	(a)	12/27/19	20,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)
6,000,000	2.173	(a)	10/07/19	6,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.08%)
4,600,000	2.344	(a)	03/19/21	4,600,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)
5,000,000	2.127	(a)	08/04/20	5,000,000
Federal Home Loan Bank (3 Mo. U.S. T-Bill + 0.07%)
10,100,000	2.062	(a)	01/30/20	10,100,627
Federal Home Loan Bank Discount Notes
3,000,000	2.059		09/03/19	2,999,662
11,000,000	2.082		09/04/19	10,998,121
13,688,000	2.349		09/06/19	13,683,622
9,800,000	2.427		09/10/19	9,794,181

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank Discount Notes – (continued)
100,000,000	2.066%		09/11/19	99,943,500
100,000,000	2.056		09/13/19	99,932,500
60,000,000	2.251		09/13/19	59,955,840
25,000,000	2.427		09/13/19	24,980,208
185,000,000	2.051		09/18/19	184,823,531
8,000,000	2.162		09/20/19	7,990,922
130,000,000	2.077		09/25/19	129,822,767
40,000,000	2.172		10/02/19	39,925,600
40,000,000	2.215		10/04/19	39,920,323
100,000,000	2.233		10/09/19	99,768,833
20,000,000	2.133		10/23/19	19,939,536
6,700,000	2.145		10/31/19	6,676,550
6,700,000	2.127		11/04/19	6,675,166
6,600,000	2.128		11/07/19	6,574,389
60,000,000	2.038		11/13/19	59,756,666
90,000,000	1.987		11/15/19	89,634,375
50,000,000	1.987		11/20/19	49,783,333
29,000,000	2.326		12/04/19	28,828,262
2,900,000	2.094		12/06/19	2,883,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$1,254,934,545

U.S. Treasury Obligations – 18.1%
United States Cash Management Bill
$1,770,000	2.100%		09/16/19	$1,768,476
United States Treasury Bills
1,000,000	1.977		09/03/19	999,892
700,000	2.040		09/10/19	699,648
500,000	2.060		09/10/19	499,746
18,300,000	2.046		09/17/19	18,283,611
650,000	2.051		09/17/19	649,417
30,000	2.056		09/17/19	29,973
1,000,000	2.082		09/24/19	998,690
200,000	2.087		09/24/19	199,737
100,000	2.072	(b)	10/01/19	99,841
1,000,000	1.971	(b)	11/29/19	995,324
500,000	1.977		11/29/19	497,602
500,000	1.982		11/29/19	497,596
3,100,000	1.987		11/29/19	3,085,055
400,000	1.988		11/29/19	398,071
2,300,000	1.992		11/29/19	2,288,884
100,000	1.928		12/26/19	99,391
700,000	2.080		12/26/19	695,421
1,600,000	2.100		12/26/19	1,589,431
3,960,000	2.071		01/02/20	3,932,642
35,300,000	2.126		01/09/20	35,035,495
1,405,000	2.043		01/16/20	1,394,333
2,100,000	2.084		01/23/20	2,082,906
1,700,000	2.048		01/30/20	1,685,739
1,300,000	2.054		01/30/20	1,289,067
37,300,000	2.085		01/30/20	36,981,619
200,000	1.929		02/06/20	198,345
500,000	1.934		02/06/20	495,853
100,000	1.939		02/06/20	99,168

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
$100,000	1.945%		02/06/20	$99,166
120,000	1.950		02/06/20	118,997
75,000	1.960		02/06/20	74,370
600,000	1.878		02/27/20	594,526
840,000	1.880		02/27/20	832,325
25,000,000	1.883		02/27/20	24,771,278
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.00%)
16,950,000	1.960	(a)	01/31/20	16,950,745
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
1,200,000	2.003	(a)	07/31/20	1,199,775
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
4,900,000	2.075	(a)	01/31/21	4,895,506
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
14,100,000	2.099	(a)	04/30/21	14,083,416
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
43,600,000	2.180	(a)	07/31/21	43,591,043
United States Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.05%)(a)
13,300,000	2.008		10/31/19	13,301,667
10,450,000	2.005		10/31/20	10,450,000
United States Treasury Notes
13,700,000	3.375		11/15/19	13,739,065
1,600,000	3.625		02/15/20	1,608,997
800,000	1.375		02/29/20	796,169
1,800,000	1.375		03/31/20	1,790,193
1,600,000	2.250		03/31/20	1,599,169
2,000,000	1.500		04/15/20	1,990,245
2,200,000	2.375		04/30/20	2,201,190
6,100,000	3.500		05/15/20	6,152,012

TOTAL U.S TREASURY OBLIGATIONS				$278,410,827

TOTAL INVESTMENTS – 100.0%				$1,533,345,372

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%				(236,025)

NET ASSETS – 100.0%				$1,533,109,347

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 16.1%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.01%)
$282,400,000	2.126	%(a)	06/29/20	$282,400,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.14%)
246,500,000	2.179	(a)	09/30/19	246,499,020
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.07%)(a)
198,700,000	2.025		11/20/19	198,698,699
98,500,000	2.025		11/29/19	98,500,000
98,700,000	2.030		02/18/20	98,700,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.08%)(a)
120,500,000	2.035		10/18/19	120,499,534
98,600,000	2.035		12/26/19	98,598,755
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.13%)
14,700,000	2.090	(a)	11/12/20	14,701,653
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
29,500,000	2.105	(a)	04/23/21	29,500,000
Federal Farm Credit Bank (FEDL01 + 0.11%)
123,400,000	2.230	(a)	08/13/20	123,388,339
Federal Farm Credit Bank (FEDL01 + 0.12%)
245,900,000	2.240	(a)	04/23/21	245,900,000
Federal Farm Credit Bank (Prime Rate – 2.88%)
148,000,000	2.370	(a)	05/07/20	147,991,984
Federal Farm Credit Bank (Prime Rate – 2.90%)
88,800,000	2.350	(a)	01/30/20	88,800,000
Federal Farm Credit Bank (Prime Rate – 2.93%)
197,600,000	2.320	(a)	11/06/20	197,600,000
Federal Farm Credit Bank (Prime Rate – 2.94%)(a)
244,900,000	2.315		10/30/20	244,900,000
98,300,000	2.310		02/26/21	98,300,000
Federal Farm Credit Bank (Prime Rate – 2.95%)(a)
24,300,000	2.300		04/30/20	24,300,000
344,300,000	2.300		03/15/21	344,300,000
Federal Farm Credit Bank (Prime Rate – 2.96%)(a)
24,600,000	2.290		03/13/20	24,590,214
344,300,000	2.290		03/29/21	344,300,000
Federal Farm Credit Bank (Prime Rate – 2.97%)
246,000,000	2.285	(a)	04/08/21	246,000,000
Federal Farm Credit Bank (Prime Rate – 2.98%)(a)
54,000,000	2.270		11/12/20	53,967,970
188,600,000	2.275		02/26/21	188,600,000
Federal Farm Credit Bank (SOFR + 0.12%)
103,300,000	2.240	(a)	03/18/21	103,300,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.02%)(a)
1,433,200,000	2.125		12/27/19	1,433,200,000
477,800,000	2.203		01/07/20	477,800,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.03%)(a)
1,348,500,000	2.171		01/10/20	1,348,500,000
650,000,000	2.139		01/21/20	650,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.04%)(a)
744,000,000	2.142		10/18/19	744,000,000
496,000,000	2.105		10/25/19	496,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)(a)
988,000,000	2.173		10/07/19	988,000,000
744,800,000	2.150		10/15/19	744,800,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.07%)
993,500,000	2.249	(a)	04/01/21	993,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.08%)
492,100,000	2.344	(a)	03/19/21	492,100,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)
477,700,000	2.127	%(a)	08/04/20	477,700,000
Federal Home Loan Bank (3 Mo. U.S. T-Bill + 0.07%)
1,755,000,000	2.062	(a)	01/30/20	1,755,109,064
Federal Home Loan Bank (SOFR + 0.03%)
913,600,000	2.150	(a)	10/09/19	913,600,000
Federal Home Loan Bank Discount Notes
489,700,000	2.145		10/31/19	487,986,042
483,200,000	2.127		11/04/19	481,408,939
477,400,000	2.128		11/07/19	475,547,489
251,848,000	2.094		12/06/19	250,454,441
Federal National Mortgage Association (SOFR + 0.16%)
124,250,000	2.280	(a)	01/30/20	124,250,000
Overseas Private Investment Corp.
62,200,000	0.000		11/17/19	62,661,175
Overseas Private Investment Corp. (3 Mo. U.S. T-Bill + 0.00%)(a)
735,796,394	1.977		09/07/19	735,796,396
4,496,139	2.150		09/07/19	4,496,139

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$17,801,245,853

U.S. Treasury Obligations – 18.5%
United States Treasury Bills
$700,000	1.987%		11/29/19	$696,625
1,100,000	1.992		11/29/19	1,094,683
12,400,000	2.080		12/26/19	12,318,890
142,700,000	2.100		12/26/19	141,757,387
2,777,000,000	2.126		01/09/20	2,756,191,780
582,290,000	2.059		01/16/20	577,835,967
64,600,000	2.054		01/30/20	64,056,723
2,595,500,000	2.085		01/30/20	2,573,345,605
2,200,000	1.939		02/06/20	2,181,703
41,100,000	1.945		02/06/20	40,757,272
54,700,000	1.950		02/06/20	54,242,662
32,800,000	1.960		02/06/20	32,524,325
148,900,000	1.878		02/27/20	147,541,432
174,700,000	1.880		02/27/20	173,103,861
1,870,000,000	1.883		02/27/20	1,852,891,578
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
2,646,900,500	2.003	(a)	07/31/20	2,646,723,220
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
2,003,000,000	2.005	(a)	10/31/20	2,003,000,000
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
1,263,800,000	2.075	(a)	01/31/21	1,262,640,973
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
1,286,025,000	2.099	(a)	04/30/21	1,284,512,427
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
3,353,885,000	2.180	(a)	07/31/21	3,353,203,716

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes
$12,600,000	3.375%		11/15/19	$12,631,212
136,700,000	3.625		02/15/20	137,468,646
73,200,000	1.375		02/29/20	72,849,471
171,100,000	1.375		03/31/20	170,167,798
146,700,000	2.250		03/31/20	146,623,861
178,900,000	1.500		04/15/20	178,026,637
195,800,000	2.375		04/30/20	195,905,938
539,100,000	3.500		05/15/20	543,696,631

TOTAL U.S. TREASURY OBLIGATIONS				$20,437,991,023

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$38,239,236,876

Repurchase Agreements(b) – 64.9%
Bank of Montreal
$575,000,000	2.170%		09/03/19	$575,000,000
Maturity Value: $575,138,639

Collateralized by Federal Farm Credit Bank, 1.530%, due
10/05/21, Federal Home Loan Mortgage Corp., 4.000% to
5.000%, due 06/01/34 to 07/01/49, Federal National Mortgage
Association, 1.580% to 4.500%, due 05/17/21 to 01/01/49,
Government National Mortgage Association, 3.500% to
4.000%, due 08/20/45 to 07/20/49 and U.S. Treasury Notes,
1.125% to 2.875%, due 03/31/20 to 06/30/25. The aggregate
market value of the collateral, including accrued interest, was
$589,551,462.

Barclays Capital Inc.
500,000,000	2.150		09/03/19	500,000,000
Maturity Value: $500,119,444
Collateralized by a U.S. Treasury Bond, 2.250%, due 08/15/46 and a U.S. Treasury Note, 2.500%, due 01/31/24. The aggregate market value of the collateral, including accrued interest, was $510,000,000.

BNP Paribas
439,600,000	2.170		09/03/19	439,600,000
Maturity Value: $439,705,992

Collateralized by Federal National Mortgage Association,
3.000%, due 08/01/49, U.S. Treasury Bills, 0.000%, due
01/16/20 to 08/13/20, a U.S. Treasury Bond, 3.375%, due
05/15/44, a U.S. Treasury Interest-Only Stripped Security,
0.000%, due 02/15/23, U.S. Treasury Notes, 1.375% to
2.500%, due 04/30/20 to 08/15/23 and a U.S. Treasury
Principal-Only Stripped Security, 0.000%, due 02/15/36. The
aggregate market value of the collateral, including accrued
interest, was $448,453,492.

Repurchase Agreements(b) – (continued)
BNP Paribas – (continued)
$250,000,000	2.160	%(c)	09/06/19	$250,000,000
Maturity Value: $250,435,000
Settlement Date: 08/08/19

Collateralized by Federal Farm Credit Bank, 3.980%, due
04/05/38, Federal Home Loan Bank, 3.540%, due 05/28/36,
Federal Home Loan Mortgage Corp., 3.500% to 4.500%, due
04/01/46 to 08/01/49, Federal National Mortgage Association,
2.500% to 7.000%, due 10/01/30 to 10/01/48, Government
National Mortgage Association, 2.500% to 4.500%, due
12/15/26 to 01/20/49, a U.S. Treasury Bill, 0.000%, due
04/23/20, a U.S. Treasury Bond, 8.125%, due 08/15/21, a U.S.
Treasury Inflation-Indexed Note, 1.125%, due 01/15/21, U.S.
Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/24 to 05/15/26, U.S. Treasury Notes, 1.500% to 2.875%,
due 06/15/20 to 11/15/25 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/29 to 02/15/37. The
aggregate market value of the collateral, including accrued
interest, was $256,422,353.

475,000,000	2.040	(c)	09/07/19	475,000,000
Maturity Value: $476,615,001
Settlement Date: 08/26/19

Collateralized by a U.S. Treasury Bill, 0.000%, due 04/23/20,
U.S. Treasury Bonds, 3.000% to 7.625%, due 02/15/25 to
02/15/48, a U.S. Treasury Inflation-Indexed Bond, 1.000%, due
02/15/49, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/22 to 02/15/47, U.S. Treasury Notes,
1.875% to 2.625%, due 06/15/21 to 04/30/24 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 11/15/28 to
11/15/45. The aggregate market value of the collateral,
including accrued interest, was $484,500,011.

870,000,000	2.050	(c)	09/07/19	870,000,000
Maturity Value: $872,972,498
Settlement Date: 08/26/19

Collateralized by Federal Farm Credit Bank, 3.980%, due
04/05/38, Federal Home Loan Bank, 3.540% to 4.250%, due
05/28/36 to 08/17/38, Federal Home Loan Mortgage Corp.,
3.000% to 7.500%, due 04/01/28 to 04/01/49, Federal National
Mortgage Association, 2.500% to 7.000%, due 02/01/23 to
08/01/49, Government National Mortgage Association, 3.000%
to 5.000%, due 04/15/38 to 07/20/49, U.S. Treasury Bills,
0.000%, due 09/12/19 to 04/23/20, U.S. Treasury Bonds,
2.500% to 8.750%, due 08/15/20 to 02/15/49, U.S. Treasury
Inflation-Indexed Bonds, 1.750% to 2.500%, due 01/15/28 to
01/15/29, U.S. Treasury Inflation-Indexed Notes, 0.500% to
0.875%, due 01/15/28 to 01/15/29, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 05/15/20 to 05/15/47, U.S.
Treasury Notes, 1.250% to 2.625%, due 03/15/20 to 06/30/26
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 11/15/23 to 08/15/40. The aggregate market value of the
collateral, including accrued interest, was $889,331,171.

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
BNP Paribas – (continued)
$2,000,000,000	2.220	%(c)	09/07/19	$2,000,000,000
Maturity Value: $2,011,223,339
Settlement Date: 07/03/19

Collateralized by Federal Farm Credit Bank, 2.480% to 3.980%,
due 10/19/29 to 04/05/38, Federal Home Loan Bank, 2.790% to
4.000%, due 09/01/28 to 08/08/36, Federal Home Loan
Mortgage Corp., 2.800% to 4.500%, due 06/03/24 to 08/01/49,
Federal National Mortgage Association, 2.500% to 7.500%,
due 07/01/29 to 08/01/49, Government National Mortgage
Association, 3.000% to 6.000%, due 06/20/33 to 07/20/49, U.S.
Treasury Bills, 0.000%, due 01/30/20 to 08/13/20, U.S.
Treasury Bonds, 2.250% to 4.375%, due 08/15/40 to 02/15/48,
U.S. Treasury Inflation-Indexed Bonds, 1.000% to 3.625%, due
01/15/27 to 02/15/49, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/21 to 05/15/47 and U.S. Treasury
Notes, 1.125% to 3.000%, due 09/30/19 to 02/15/27. The
aggregate market value of the collateral, including accrued
interest, was $2,052,605,612.

225,000,000	2.250	(c)	09/07/19	225,000,000
Maturity Value: $226,279,687
Settlement Date: 07/09/19

Collateralized by Federal Farm Credit Bank, 3.980%, due
04/05/38, Federal National Mortgage Association, 2.500% to
4.000%, due 12/01/46 to 02/01/56, Government National
Mortgage Association, 3.500% to 4.500%, due 12/20/48 to
07/20/49, U.S. Treasury Bonds, 2.875% to 6.250%, due
08/15/23 to 11/15/46, a U.S. Treasury Inflation-Indexed Bond,
3.625%, due 04/15/28, U.S. Treasury Notes, 1.125% to
2.625%, due 02/28/21 to 07/31/23 and U.S. Treasury Principal-
Only Stripped Securities, 0.000%, due 11/15/26 to 11/15/43.
The aggregate market value of the collateral, including accrued interest, was $230,598,856.

1,490,000,000	2.490	(c)	09/07/19	1,490,000,000
Maturity Value: $1,508,653,567
Settlement Date: 03/22/19

Collateralized by Federal Farm Credit Bank, 3.270% to 3.980%,
due 09/14/37 to 04/05/38, Federal Home Loan Bank, 3.900% to
4.000%, due 09/01/28 to 02/25/36, Federal Home Loan
Mortgage Corp., 2.500% to 7.500%, due 04/01/28 to 07/01/49,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 03/15/28 to 07/15/32, Federal National Mortgage
Association, 2.500% to 7.000%, due 05/01/29 to 06/01/51,
Federal National Mortgage Association Stripped Securities,
0.000%, due 05/15/29 to 11/15/30, Government National
Mortgage Association, 3.000% to 5.000%, due 03/20/41 to
07/20/49, U.S. Treasury Bills, 0.000%, due 10/24/19 to
05/21/20, U.S. Treasury Bonds, 2.750% to 8.750%, due
08/15/20 to 11/15/46, U.S. Treasury Inflation-Indexed Bonds,
1.750% to 2.500%, due 01/15/27 to 01/15/29, a U.S. Treasury
Inflation-Indexed Note, 0.125%, due 07/15/24, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/21 to
11/15/47, U.S. Treasury Notes, 1.125% to 3.500%, due
01/15/20 to 06/30/26 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/23 to 02/15/49. The
aggregate market value of the collateral, including accrued
interest, was $1,528,612,746.

Repurchase Agreements(b) – (continued)
BNP Paribas (Overnight MBS + 0.02%)
500,000,000	2.190	%(a)(c)	09/01/19	500,000,000
Maturity Value: $539,602,478
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 03/01/49, Federal National Mortgage Association, 3.000%
to 6.000%, due 11/01/25 to 08/01/49, Government National
Mortgage Association, 4.000% to 6.500%, due 05/15/32 to
01/20/49, U.S. Treasury Bonds, 2.750% to 8.750%, due
08/15/20 to 11/15/46, a U.S. Treasury Inflation-Indexed Bond,
1.750%, due 01/15/28, a U.S. Treasury Inflation-Indexed Note,
0.375%, due 01/15/27, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/20 to 08/15/47, U.S. Treasury
Notes, 1.500% to 2.875%, due 09/30/19 to 02/15/26 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
05/15/20 to 02/15/48. The aggregate market value of the
collateral, including accrued interest, was $510,506,673.

550,000,000	2.190	(a)(c)	09/01/19	550,000,000
Maturity Value: $593,328,518
Settlement Date: 02/23/16

Collateralized by Federal Farm Credit Bank, 3.540%, due
01/25/38, Federal Home Loan Bank, 3.900% to 4.000%, due
07/19/33 to 02/25/36, Federal Home Loan Mortgage Corp.,
3.000% to 5.500%, due 04/01/39 to 10/01/48, Federal National
Mortgage Association, 3.500% to 6.500%, due 10/01/33 to
11/01/48, Government National Mortgage Association, 2.500%
to 6.500%, due 11/20/26 to 10/20/48, a U.S. Treasury Bill,
0.000%, due 02/13/20, U.S. Treasury Bonds, 6.250% to
7.625%, due 08/15/23 to 02/15/25, U.S. Treasury Inflation-
Indexed Bonds, 1.750% to 2.375%, due 01/15/27 to 01/15/28, a
U.S. Treasury Inflation-Indexed Note, 0.750%, due 07/15/28,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/21 to 11/15/45, U.S. Treasury Notes, 1.375% to 2.750%,
due 09/30/20 to 02/15/25 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/23 to 08/15/44. The
aggregate market value of the collateral, including accrued
interest, was $562,906,685.

BofA Securities, Inc.
400,000,000	2.100		09/03/19	400,000,000
Maturity Value: $400,093,333
Collateralized by U.S. Treasury Notes, 1.750% to 2.250%, due 04/15/22 to 07/15/22. The aggregate market value of the collateral, including accrued interest, was $408,000,063.
152,400,000	2.150		09/03/19	152,400,000
Maturity Value: $152,436,407
Collateralized by a U.S. Treasury Note, 2.625%, due 08/15/20. The market value of the collateral, including accrued interest, was $155,448,083.
200,000,000	2.160		09/03/19	200,000,000
Maturity Value: $200,048,000
Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 3.000%, due 04/01/48 to 08/01/49. The aggregate market value of the collateral, including accrued interest, was $206,000,001.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
BofA Securities, Inc. – (continued)
$375,600,000	2.160%		09/03/19	$375,600,000
Maturity Value: $375,690,144

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
5.000%, due 11/01/47 to 03/01/49 and Federal National
Mortgage Association, 3.000% to 5.000%, due 09/01/39 to
06/01/56. The aggregate market value of the collateral,
including accrued interest, was $386,868,000.

CIBC Wood Gundy Securities
150,000,000	2.170		09/03/19	150,000,000
Maturity Value: $150,036,167

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
5.000%, due 12/01/41 to 04/01/49, Federal National Mortgage
Association, 3.500% to 4.500%, due 11/01/30 to 06/01/49 and
Government National Mortgage Association, 3.000% to
5.000%, due 12/20/46 to 07/20/49. The aggregate market value of the collateral, including accrued interest, was $154,499,999.

950,000,000	2.180	(c)	09/07/19	950,000,000
Maturity Value: $957,075,922
Settlement Date: 07/15/19

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 03/01/30 to 07/01/49, Federal National Mortgage
Association, 3.000% to 4.500%, due 11/01/26 to 06/01/49 and
Government National Mortgage Association, 4.000% to
5.000%, due 09/20/48 to 07/20/49. The aggregate market value of the collateral, including accrued interest, was $978,499,998.

1,075,000,000	2.270	(c)	09/07/19	1,075,000,000
Maturity Value: $1,079,067,086
Settlement Date: 07/12/19

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
4.500%, due 05/01/42 to 04/01/49 and Federal National
Mortgage Association, 3.000% to 5.000%, due 11/01/26 to
06/01/49. The aggregate market value of the collateral,
including accrued interest, was $1,107,250,000.

Citibank N.A. (Overnight MBS + 0.01%)
1,000,000,000	2.190	(a)	09/06/19	1,000,000,000
Maturity Value: $1,019,040,823
Settlement Date: 11/01/18

Collateralized by Federal Farm Credit Bank, 1.900% to 2.840%,
due 05/25/21 to 06/05/34, Federal Home Loan Bank, 0.000% to
5.500%, due 11/15/19 to 07/15/36, Federal Home Loan
Mortgage Corp., 0.000% to 10.000%, due 01/01/20 to
02/01/49, Federal Home Loan Mortgage Corp. Stripped
Security, 0.000%, due 07/15/32, Federal National Mortgage
Association, 1.250% to 8.500%, due 09/01/19 to 06/01/57,
Government National Mortgage Association, 2.500% to
8.500%, due 12/15/21 to 11/15/48, Tennessee Valley Authority,
0.000% to 4.250%, due 02/15/21 to 09/15/65, U.S. Treasury
Bills, 0.000%, due 09/12/19 to 01/30/20, U.S. Treasury Bonds,
2.500% to 8.750%, due 02/15/20 to 02/15/48, U.S. Treasury
Inflation-Indexed Bonds, 0.625% to 3.625%, due 01/15/25 to
02/15/46, U.S. Treasury Inflation-Indexed Notes, 0.125% to
1.250%, due 07/15/20 to 01/15/28 and U.S. Treasury Notes,
1.000% to 3.625%, due 09/30/19 to 11/15/28. The aggregate
market value of the collateral, including accrued interest, was
$1,020,000,544.

Repurchase Agreements(b) – (continued)
Citigroup Global Markets, Inc.
$844,100,000	2.180%		09/03/19	$844,100,000
Maturity Value: $844,304,460

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
8.000%, due 04/01/21 to 04/01/49, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 07/15/30,
Federal National Mortgage Association, 2.000% to 8.000%,
due 08/01/20 to 02/01/57, Government National Mortgage
Association, 2.500% to 7.000%, due 09/20/31 to 08/20/49, U.S.
Treasury Bills, 0.000%, due 10/15/19 to 02/27/20, a U.S.
Treasury Bond, 3.000%, due 11/15/44, U.S. Treasury Floating
Rate Notes, 1.960% to 2.180%, due 10/31/19 to 07/31/21, U.S.
Treasury Inflation-Indexed Notes, 0.250% to 1.250%, due
07/15/20 to 07/15/29, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/22 to 02/15/48, U.S. Treasury
Notes, 1.375% to 3.625%, due 09/30/19 to 05/15/26 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
08/15/29. The aggregate market value of the collateral,
including accrued interest, was $860,982,003.

Credit Agricole Corporate and Investment Bank
100,000,000	2.100		09/03/19	100,000,000
Maturity Value: $100,023,333

Collateralized by Federal National Mortgage Association,
3.500%, due 06/01/49, a U.S. Treasury Inflation-Indexed Bond,
1.750%, due 01/15/28, U.S. Treasury Inflation-Indexed Notes,
0.125%, due 04/15/20 to 04/15/21 and U.S. Treasury Notes,
2.125% to 2.875%, due 03/31/24 to 11/15/27. The aggregate
market value of the collateral, including accrued interest, was
$102,145,701.

300,000,000	2.170		09/03/19	300,000,000
Maturity Value: $300,072,333

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 06/01/48 to 12/01/48, Federal National Mortgage
Association, 3.000% to 4.000%, due 09/01/48 to 08/01/49 and
Government National Mortgage Association, 3.500% to
4.000%, due 12/20/48 to 05/20/49. The aggregate market value of the collateral, including accrued interest, was $309,000,000.

Daiwa Capital Markets America, Inc.
200,966,202	2.170		09/03/19	200,966,202
Maturity Value: $201,014,657
Collateralized by a U.S. Treasury Note, 2.625%, due 02/28/23. The market value of the collateral, including accrued interest, was $204,985,526.
204,166,664	2.170		09/03/19	204,166,664
Maturity Value: $204,215,891
Collateralized by a U.S. Treasury Note, 2.000%, due 11/15/26. The market value of the collateral, including accrued interest, was $208,249,997.
230,435,167	2.170		09/03/19	230,435,167
Maturity Value: $230,490,727
Collateralized by a U.S. Treasury Note, 2.625%, due 12/31/25. The market value of the collateral, including accrued interest, was $235,043,870.
255,014,557	2.170		09/03/19	255,014,557
Maturity Value: $255,076,044
Collateralized by a U.S. Treasury Note, 2.625%, due 12/31/23. The market value of the collateral, including accrued interest, was $260,114,848.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Daiwa Capital Markets America, Inc. – (continued)
$261,676,466	2.170%		09/03/19	$261,676,466
Maturity Value: $261,739,559
Collateralized by a U.S. Treasury Note, 2.750%, due 06/30/25. The market value of the collateral, including accrued interest, was $266,909,995.
267,295,331	2.170		09/03/19	267,295,331
Maturity Value: $267,359,779
Collateralized by a U.S. Treasury Note, 2.250%, due 11/15/24. The market value of the collateral, including accrued interest, was $272,641,238.
290,917,643	2.170		09/03/19	290,917,643
Maturity Value: $290,987,786
Collateralized by a U.S. Treasury Note, 3.000%, due 10/31/25. The market value of the collateral, including accrued interest, was $296,735,996.
297,916,663	2.170		09/03/19	297,916,663
Maturity Value: $297,988,494
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $303,874,996.
329,166,604	2.170		09/03/19	329,166,604
Maturity Value: $329,245,970
Collateralized by a U.S. Treasury Note, 2.500%, due 03/31/23. The market value of the collateral, including accrued interest, was $335,749,936.
359,539,885	2.170		09/03/19	359,539,885
Maturity Value: $359,626,574
Collateralized by a U.S. Treasury Note, 2.125%, due 02/29/24. The market value of the collateral, including accrued interest, was $366,730,683.
423,160,935	2.170		09/03/19	423,160,935
Maturity Value: $423,262,964
Collateralized by a U.S. Treasury Note, 2.500%, due 01/31/24. The market value of the collateral, including accrued interest, was $431,624,154.
438,541,664	2.170		09/03/19	438,541,664
Maturity Value: $438,647,401
Collateralized by a U.S. Treasury Note, 2.750%, due 05/31/23. The market value of the collateral, including accrued interest, was $447,312,497.
446,716,929	2.170		09/03/19	446,716,929
Maturity Value: $446,824,637
Collateralized by a U.S. Treasury Note, 2.875%, due 10/31/23. The market value of the collateral, including accrued interest, was $455,651,268.
494,485,290	2.170		09/03/19	494,485,290
Maturity Value: $494,604,516
Collateralized by a U.S. Treasury Note, 1.625%, due 02/15/26. The market value of the collateral, including accrued interest, was $504,374,996.

Repurchase Agreements(b) – (continued)
Deutsche Bank Securities Inc.
2,750,000,000	2.180		09/03/19	2,750,000,000
Maturity Value: $2,750,666,111

Collateralized by Federal Home Loan Mortgage Corp., 2.410%,
due 06/10/20, Federal National Mortgage Association, 2.500%
to 5.000%, due 04/01/24 to 09/01/49, a U.S. Treasury Bill,
0.000%, due 09/03/19, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/21 to 11/15/25 and U.S. Treasury
Notes, 2.000% to 2.250%, due 01/31/20 to 12/31/23. The
aggregate market value of the collateral, including accrued
interest, was $2,830,556,645.

Fixed Income Clearing Corp.
250,000,000	2.100		09/03/19	250,000,000
Maturity Value: $250,058,333
Collateralized by a U.S. Treasury Note, 2.875%, due 08/15/28. The market value of the collateral, including accrued interest, was $255,000,092.
7,400,000,000	2.160		09/03/19	7,400,000,000
Maturity Value: $7,401,776,000

Collateralized by a U.S. Treasury Bill, 0.000%, due 02/20/20,
U.S. Treasury Bonds, 2.750% to 3.625%, due 11/15/41 to
05/15/47 and U.S. Treasury Notes, 1.125% to 2.875%, due
08/15/21 to 12/31/21. The aggregate market value of the
collateral, including accrued interest, was $7,548,008,328.

7,500,000,000	2.160		09/03/19	7,500,000,000
Maturity Value: $7,501,800,000

Collateralized by U.S. Treasury Bonds, 3.000% to 3.375%, due
05/15/44 to 05/15/48 and U.S. Treasury Inflation-Indexed
Bonds, 0.750% to 1.000%, due 02/15/45 to 02/15/48. The
aggregate market value of the collateral, including accrued
interest, was $7,650,000,020.

HSBC Bank PLC
3,100,000,000	2.160		09/03/19	3,100,000,000
Maturity Value: $3,100,744,000

Collateralized by U.S. Treasury Bills, 0.000%, due 09/19/19 to
12/26/19, U.S. Treasury Bonds, 0.750% to 7.125%, due
02/15/23 to 05/15/49 and U.S. Treasury Notes, 0.500% to
3.625%, due 10/31/19 to 05/15/29. The aggregate market value of the collateral, including accrued interest, was
$3,162,000,088.

HSBC Bank PLC (Overnight Treasury + 0.02%)
400,000,000	2.180	(a)	09/06/19	400,000,000
Maturity Value: $401,477,557
Settlement Date: 07/11/19

Collateralized by U.S. Treasury Bonds, 0.875% to 2.250%, due
02/15/44 to 02/15/47 and U.S. Treasury Notes, 0.375% to
2.250%, due 07/15/25 to 01/15/26. The aggregate market value of the collateral, including accrued interest, was $408,000,104.

1,025,000,000	2.180	(a)	09/06/19	1,025,000,000
Maturity Value: $1,031,082,810
Settlement Date: 06/04/19

Collateralized by a U.S. Treasury Bond, 2.250%, due 08/15/46
and U.S. Treasury Notes, 1.375% to 3.500%, due 05/15/20 to
02/15/27. The aggregate market value of the collateral,
including accrued interest, was $1,045,500,499.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
HSBC Securities (USA), Inc.
$250,000,000	2.170%		09/03/19	$250,000,000
Maturity Value: $250,060,278

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 04/01/39, Federal National Mortgage Association Stripped
Security, 0.000%, due 07/15/20, Tennessee Valley Authority,
4.250%, due 09/15/65, a U.S. Treasury Inflation-Indexed Bond,
2.125%, due 02/15/40, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/20 to 11/15/31, U.S. Treasury
Notes, 1.375% to 2.000%, due 05/31/20 to 02/15/23 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/20 to 08/15/40. The aggregate market value of the
collateral, including accrued interest, was $255,069,267.

HSBC Securities (USA), Inc. (Overnight MBS + 0.01%)
500,000,000	2.180	(a)	09/06/19	500,000,000
Maturity Value: $509,083,340
Settlement Date: 11/14/18

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.500%, due 04/01/25 to 01/01/49, a U.S. Treasury Inflation-
Indexed Note, 0.375%, due 07/15/23, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 08/15/24 to 11/15/43,
U.S. Treasury Notes, 1.250% to 2.000%, due 10/31/19 to
11/15/26 and a U.S. Treasury Principal-Only Stripped Security,
0.000%, due 02/15/48. The aggregate market value of the
collateral, including accrued interest, was $511,319,397.

1,000,000,000	2.180	(a)	09/06/19	1,000,000,000
Maturity Value: $1,019,014,458
Settlement Date: 10/31/18

Collateralized by Federal Farm Credit Bank, 1.600% to 4.350%,
due 04/06/20 to 10/18/38, Federal Home Loan Bank, 0.000% to
4.000%, due 09/20/19 to 02/14/34, Federal Home Loan
Mortgage Corp., 0.000% to 8.000%, due 02/01/20 to 12/01/48,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 03/15/20 to 07/15/32, Federal National Mortgage
Association, 0.000% to 7.125%, due 09/06/19 to 03/17/31,
Federal National Mortgage Association Stripped Securities,
0.000%, due 11/15/19 to 05/15/30, Tennessee Valley Authority,
0.000% to 3.500%, due 05/01/20 to 12/15/42, a U.S. Treasury
Bill, 0.000%, due 08/13/20, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 11/15/19 to 11/15/37 and U.S.
Treasury Notes, 1.500% to 2.125%, due 06/15/20 to 08/15/29.
The aggregate market value of the collateral, including accrued interest, was $1,020,324,958.

ING Financial Markets LLC
300,000,000	2.400		09/09/19	300,000,000
Maturity Value: $301,800,000
Settlement Date: 06/11/19

Collateralized by Federal Home Loan Mortgage Corp., 2.444% to
7.000%, due 01/01/26 to 08/01/49 and Federal National
Mortgage Association, 2.148% to 7.000%, due 01/01/24 to
05/01/58. The aggregate market value of the collateral,
including accrued interest, was $306,000,002.

Repurchase Agreements(b) – (continued)
ING Financial Markets LLC – (continued)
$300,000,000	2.400%		09/10/19	$300,000,000
Maturity Value: $301,800,000
Settlement Date: 06/12/19

Collateralized by Federal Home Loan Mortgage Corp., 2.308% to
5.180%, due 11/01/36 to 05/01/49 and Federal National
Mortgage Association, 2.148% to 7.000%, due 05/01/23 to
05/01/58. The aggregate market value of the collateral,
including accrued interest, was $306,000,006.

300,000,000	2.580		09/17/19	300,000,000
Maturity Value: $303,870,000
Settlement Date: 03/21/19

Collateralized by Federal Home Loan Mortgage Corp., 2.458% to
4.851%, due 04/01/32 to 04/01/49 and Federal National
Mortgage Association, 2.148% to 6.000%, due 11/01/24 to
05/01/58. The aggregate market value of the collateral,
including accrued interest, was $306,000,002.

500,000,000	2.360		09/18/19	500,000,000
Maturity Value: $502,950,000
Settlement Date: 06/20/19

Collateralized by Federal Home Loan Mortgage Corp., 2.308% to
5.000%, due 05/01/23 to 07/01/49, Federal National Mortgage
Association, 2.500% to 8.000%, due 08/01/21 to 09/01/57 and
Government National Mortgage Association, 3.875% to
5.000%, due 05/20/43 to 10/20/48. The aggregate market value of the collateral, including accrued interest, was $510,000,002.

350,000,000	2.300		10/08/19	350,000,000
Maturity Value: $352,034,861
Settlement Date: 07/09/19

Collateralized by Federal Home Loan Mortgage Corp., 2.308% to
5.180%, due 11/01/35 to 04/01/49 and Federal National
Mortgage Association, 2.389% to 6.500%, due 08/01/24 to
05/01/58. The aggregate market value of the collateral,
including accrued interest, was $357,000,004.

200,000,000	2.490		11/04/19	200,000,000
Maturity Value: $202,517,667
Settlement Date: 05/06/19

Collateralized by Federal Home Loan Mortgage Corp., 2.288% to
5.180%, due 11/01/36 to 04/01/49 and Federal National
Mortgage Association, 2.488% to 6.500%, due 04/01/20 to
05/01/58. The aggregate market value of the collateral,
including accrued interest, was $204,000,001.

200,000,000	2.490		11/05/19	200,000,000
Maturity Value: $202,517,667
Settlement Date: 05/07/19

Collateralized by Federal Home Loan Mortgage Corp., 2.404% to
6.000%, due 04/01/36 to 08/01/49 and Federal National
Mortgage Association, 2.500% to 5.000%, due 04/01/27 to
05/01/58. The aggregate market value of the collateral,
including accrued interest, was $204,000,003.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
ING Financial Markets LLC – (continued)
$300,000,000	2.040%		11/21/19	$300,000,000
Maturity Value: $301,530,000
Settlement Date: 08/23/19

Collateralized by Federal Home Loan Mortgage Corp., 2.308% to
7.000%, due 01/01/26 to 08/01/49, Federal National Mortgage
Association, 2.500% to 5.000%, due 12/01/25 to 05/01/58 and
Government National Mortgage Association, 5.000%, due
10/20/48 to 11/20/48. The aggregate market value of the
collateral, including accrued interest, was $306,000,008.

J.P. Morgan Securities LLC
1,000,000,000	2.210		09/04/19	1,000,000,000
Maturity Value: $1,000,429,722
Settlement Date: 08/28/19

Collateralized by Federal Farm Credit Bank, 2.370% to 3.730%,
due 06/10/22 to 06/03/39, Federal Farm Credit Bank discount
note, 0.000%, due 06/22/20, Federal Home Loan Bank, 2.700%
to 3.240%, due 08/10/35 to 04/26/41, Federal Home Loan
Mortgage Corp., 3.000% to 4.000%, due 03/01/26 to 02/01/47,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 07/15/30 to 01/15/31, Federal National Mortgage
Association, 0.000% to 6.000%, due 07/02/24 to 07/01/49, U.S.
Treasury Interest-Only Stripped Securities, 0.000%, due
05/15/28 to 08/15/42 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 11/15/41. The aggregate market value of the collateral, including accrued interest, was
$1,020,600,516.

J.P. Morgan Securities LLC (SOFR + 0.01%)
1,845,000,000	2.130	(a)	09/06/19	1,845,000,000
Maturity Value: $1,859,409,458
Settlement Date: 05/01/19

Collateralized by Federal Farm Credit Bank, 2.211% to 5.700%,
due 12/11/20 to 06/05/34, Federal Home Loan Bank, 1.375% to
4.000%, due 09/11/20 to 08/10/38, Federal Home Loan
Mortgage Corp., 0.000% to 6.000%, due 01/17/20 to 08/01/49,
Federal National Mortgage Association, 2.875% to 6.500%,
due 09/12/23 to 09/01/49, Federal National Mortgage
Association Stripped Security, 0.000%, due 01/15/33,
Government National Mortgage Association, 2.500% to
6.000%, due 07/15/31 to 05/20/49, Tennessee Valley Authority,
0.000%, due 01/15/27 to 06/15/35, a U.S. Treasury Bond,
3.000%, due 02/15/49, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/23 to 08/15/47 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 02/15/21 to
08/15/45. The aggregate market value of the collateral,
including accrued interest, was $1,886,099,589.

Joint Repurchase Agreement Account I
1,700,000,000	2.151		09/03/19	1,700,000,000
Maturity Value: $1,700,406,325

Joint Repurchase Agreement Account III
3,855,200,000	2.167		09/03/19	3,855,200,000
Maturity Value: $3,856,128,315

Repurchase Agreements(b) – (continued)
Mizuho Securities USA LLC
350,000,000	2.160		09/03/19	350,000,000
Maturity Value: $350,084,000

Collateralized by Federal Home Loan Mortgage Corp., 5.000%,
due 03/01/49, Federal National Mortgage Association, 3.500%
to 4.500%, due 08/01/47 to 08/01/49 and Government National
Mortgage Association, 3.500% to 5.000%, due 09/20/48 to
08/20/49. The aggregate market value of the collateral,
including accrued interest, was $360,499,999.

Morgan Stanley & Co. LLC
250,000,000	2.170		09/03/19	250,000,000
Maturity Value: $250,060,278

Collateralized by Federal Farm Credit Bank, 2.200%, due
07/21/25, Federal Home Loan Bank, 1.375% to 2.280%, due
10/06/20 to 10/28/22, Federal Home Loan Mortgage Corp.,
2.500% to 8.500%, due 07/01/27 to 07/01/49, Federal National
Mortgage Association, 3.000% to 4.500%, due 09/01/24 to
09/01/49 and Tennessee Valley Authority, 0.000% to 3.875%,
due 02/15/21 to 06/15/29. The aggregate market value of the
collateral, including accrued interest, was $257,300,402.

MUFG Securities Americas Inc.
250,000,000	2.170		09/03/19	250,000,000
Maturity Value: $250,060,278

Collateralized by Federal Farm Credit Bank, 3.500%, due
09/29/25, Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 11/01/22 to 08/01/49, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 03/15/29,
Federal National Mortgage Association, 3.000% to 6.000%,
due 08/01/22 to 09/01/49 and Federal National Mortgage
Association Stripped Security, 0.000%, due 05/15/30. The
aggregate market value of the collateral, including accrued
interest, was $257,287,409.

MUFG Securities Americas Inc. (Overnight MBS + 0.08%)
250,000,000	2.250	(a)	10/04/19	250,000,000
Maturity Value: $254,906,250
Settlement Date: 11/28/18

Shared collateral consisting of Federal Farm Credit Bank, 2.300%
to 3.500%, due 09/29/25 to 08/19/32, Federal Home Loan
Mortgage Corp., 2.500% to 5.500%, due 05/01/25 to 08/01/49,
Federal Home Loan Mortgage Corp. Stripped Security,
0.000%, due 09/15/29, Federal National Mortgage Association,
2.500% to 6.500%, due 11/01/22 to 09/01/49, Federal National
Mortgage Association Stripped Security, 0.000%, due 07/15/29,
Government National Mortgage Association, 3.500%, due
03/20/34, a U.S. Treasury Bond, 3.000%, due 02/15/49, U.S.
Treasury Inflation-Indexed Notes, 0.625% to 1.375%, due
01/15/20 to 01/15/24 and U.S. Treasury Notes, 1.250% to
3.000%, due 08/15/22 to 08/15/28. The aggregate market value of the collateral, including accrued interest, was $514,395,376.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
MUFG Securities Americas Inc. (Overnight MBS + 0.08%) – (continued)
$250,000,000	2.250	%(a)	10/04/19	$250,000,000
Maturity Value: $252,906,250
Settlement Date: 04/05/19

Shared collateral consisting of Federal Farm Credit Bank, 2.300%
to 3.500%, due 09/29/25 to 08/19/32, Federal Home Loan
Mortgage Corp., 2.500% to 5.500%, due 05/01/25 to 08/01/49,
Federal Home Loan Mortgage Corp. Stripped Security,
0.000%, due 09/15/29, Federal National Mortgage Association,
2.500% to 6.500%, due 11/01/22 to 09/01/49, Federal National
Mortgage Association Stripped Security, 0.000%, due 07/15/29,
Government National Mortgage Association, 3.500%, due
03/20/34, a U.S. Treasury Bond, 3.000%, due 02/15/49, U.S.
Treasury Inflation-Indexed Notes, 0.625% to 1.375%, due
01/15/20 to 01/15/24 and U.S. Treasury Notes, 1.250% to
3.000%, due 08/15/22 to 08/15/28. The aggregate market value of the collateral, including accrued interest, was $514,395,376.

500,000,000	2.250	(a)	10/04/19	500,000,000
Maturity Value: $511,281,250
Settlement Date: 10/12/18

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.500%, due 04/01/25 to 08/01/49 and Federal National
Mortgage Association, 2.500% to 5.960%, due 11/01/21 to
09/01/49. The aggregate market value of the collateral,
including accrued interest, was $515,000,004.

MUFG Securities Americas Inc. (Overnight Treasury + 0.02%)
400,000,000	2.170	(a)	09/06/19	400,000,000
Maturity Value: $403,158,557
Settlement Date: 05/02/19
Collateralized by U.S. Treasury Notes, 1.250% to 3.125%, due 07/31/23 to 11/15/28. The aggregate market value of the collateral, including accrued interest, was $408,000,038.

Natixis-New York Branch
1,500,000,000	2.170		09/03/19	1,500,000,000
Maturity Value: $1,500,361,667

Collateralized by Federal Farm Credit Bank, 2.480% to 3.980%,
due 10/19/29 to 04/05/38, Federal Home Loan Bank, 3.370% to
4.080%, due 02/12/30 to 05/25/33, Federal Home Loan
Mortgage Corp. Stripped Securities, 0.000%, due 03/15/29 to
03/15/31, Federal National Mortgage Association, 4.000% to
5.500%, due 06/01/38 to 10/01/47, Federal National Mortgage
Association Stripped Securities, 0.000%, due 07/15/28 to
05/15/30, Government National Mortgage Association, 4.500%
to 5.500%, due 07/20/49, U.S. Treasury Bills, 0.000%, due
09/19/19 to 06/18/20, U.S. Treasury Bonds, 2.750% to 8.125%,
due 05/15/21 to 11/15/47, U.S. Treasury Inflation-Indexed
Bonds, 2.375% to 3.375%, due 01/15/25 to 04/15/32, U.S.
Treasury Inflation-Indexed Notes, 0.375% to 1.375%, due
01/15/20 to 07/15/27 and U.S. Treasury Notes, 1.125% to
3.125%, due 08/31/20 to 11/15/28. The aggregate market value of the collateral, including accrued interest, was
$1,530,435,003.

Repurchase Agreements(b) – (continued)
Nomura Securities International Inc.
$2,050,000,000	2.170%		09/03/19	$2,050,000,000
Maturity Value: $2,050,494,278

Collateralized by Federal Farm Credit Bank, 1.920% to 2.250%,
due 08/28/23 to 11/26/24, Federal Home Loan Mortgage Corp.,
1.980% to 9.500%, due 09/01/19 to 08/01/49, Federal Home
Loan Mortgage Corp. Stripped Securities, 0.000%, due
09/15/27 to 09/15/29, Federal National Mortgage Association,
2.000% to 8.500%, due 09/01/19 to 02/01/52, Government
National Mortgage Association, 2.500% to 10.500%, due
10/20/19 to 08/20/49, Tennessee Valley Authority, 3.500%, due
12/15/42 and U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/32 to 02/15/35. The aggregate market value of the collateral, including accrued interest, was
$2,110,257,553.

Norinchukin Bank
215,000,000	2.400		09/06/19	215,000,000
Maturity Value: $216,318,667
Settlement Date: 06/06/19

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%, due
01/15/21 to 01/15/27 and a U.S. Treasury Note, 3.375%, due
11/15/19. The aggregate market value of the collateral,
including accrued interest, was $219,300,009.

500,000,000	2.400		09/11/19	500,000,000
Maturity Value: $503,200,000
Settlement Date: 06/07/19

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%, due
01/15/21 to 01/15/27 and a U.S. Treasury Note, 2.625%, due
11/15/20. The aggregate market value of the collateral,
including accrued interest, was $510,000,050.

650,000,000	2.380		09/17/19	650,000,000
Maturity Value: $653,953,444
Settlement Date: 06/17/19

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29
and U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%,
due 01/15/21 to 01/15/27. The aggregate market value of the
collateral, including accrued interest, was $663,000,006.

125,000,000	2.080		11/20/19	125,000,000
Maturity Value: $125,671,667
Settlement Date: 08/19/19

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%, due
01/15/21 to 01/15/27 and a U.S. Treasury Note, 2.000%, due
11/15/26. The aggregate market value of the collateral,
including accrued interest, was $127,500,028.

Northwestern Mutual Life Insurance Company
246,300,000	2.170		09/03/19	246,300,000
Maturity Value: $246,359,386
Collateralized by a U.S. Treasury Note, 1.750%, due 11/15/20. The market value of the collateral, including accrued interest, was $251,226,000.
311,010,000	2.170		09/03/19	311,010,000
Maturity Value: $311,084,988
Collateralized by a U.S. Treasury Note, 2.250%, due 03/31/26. The market value of the collateral, including accrued interest, was $317,230,200.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Northwestern Mutual Life Insurance Company – (continued)
$400,520,000	2.170%		09/03/19	$400,520,000
Maturity Value: $400,616,570
Collateralized by a U.S. Treasury Note, 2.375%, due 03/15/21. The market value of the collateral, including accrued interest, was $408,530,400.

Prudential Insurance Company of America (The)
14,050,000	2.170		09/03/19	14,050,000
Maturity Value: $14,053,388
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/37. The market value of the collateral, including accrued interest, was $14,331,000.
19,437,500	2.170		09/03/19	19,437,500
Maturity Value: $19,442,187
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/32. The market value of the collateral, including accrued interest, was $19,826,250.
22,440,000	2.170		09/03/19	22,440,000
Maturity Value: $22,445,410
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/38. The market value of the collateral, including accrued interest, was $22,888,800.
23,931,250	2.170		09/03/19	23,931,250
Maturity Value: $23,937,020
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/39. The market value of the collateral, including accrued interest, was $24,409,875.
28,025,000	2.170		09/03/19	28,025,000
Maturity Value: $28,031,757
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/35. The market value of the collateral, including accrued interest, was $28,585,500.
30,906,250	2.170		09/03/19	30,906,250
Maturity Value: $30,913,702
Collateralized by a U.S. Treasury Bond, 3.125%, due 05/15/48. The market value of the collateral, including accrued interest, was $31,524,375.
32,062,500	2.170		09/03/19	32,062,500
Maturity Value: $32,070,231
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/36. The market value of the collateral, including accrued interest, was $32,703,750.
81,468,750	2.170		09/03/19	81,468,750
Maturity Value: $81,488,393
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $83,098,125.
94,125,000	2.170		09/03/19	94,125,000
Maturity Value: $94,147,695
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/41. The market value of the collateral, including accrued interest, was $96,007,500.
174,375,000	2.170		09/03/19	174,375,000
Maturity Value: $174,417,044
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $177,862,500.

Repurchase Agreements(b) – (continued)
Prudential Insurance Company of America (The) – (continued)
174,500,000	2.170		09/03/19	174,500,000
Maturity Value: $174,542,074
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/27. The market value of the collateral, including accrued interest, was $177,990,000.

Royal Bank of Canada-New York Branch
815,000,000	2.170		09/03/19	815,000,000
Maturity Value: $815,196,505

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 09/01/29 to 03/01/49, Federal National Mortgage
Association, 3.000% to 5.000%, due 01/01/28 to 06/01/51 and
Government National Mortgage Association, 4.000% to
4.500%, due 03/15/44 to 02/20/49. The aggregate market value of the collateral, including accrued interest, was $831,300,002.

2,700,000,000	2.180	(c)	09/07/19	2,700,000,000
Maturity Value: $2,705,068,504
Settlement Date: 08/16/19

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.000%, due 11/01/27 to 07/01/49, Federal National Mortgage
Association, 2.500% to 4.500%, due 10/01/27 to 06/01/56 and
Government National Mortgage Association, 3.000% to 4.500%,
due 09/20/43 to 11/20/47. The aggregate market value of the
collateral, including accrued interest, was $2,754,000,001.

3,480,000,000	2.300	(c)	09/07/19	3,480,000,000
Maturity Value: $3,493,562,336
Settlement Date: 07/10/19

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
8.000%, due 06/01/23 to 08/01/49, Federal National Mortgage
Association, 2.000% to 8.500%, due 12/01/20 to 01/01/58,
Government National Mortgage Association, 3.000% to 5.500%,
due 12/15/25 to 08/20/49, a U.S. Treasury Bill, 0.000%, due
06/18/20 and U.S. Treasury Notes, 1.875% to 2.750%, due
01/31/21 to 10/31/22. The aggregate market value of the
collateral, including accrued interest, was $3,549,600,091.

Societe Generale SA
500,000,000	2.170		09/03/19	500,000,000
Maturity Value: $500,120,555

Collateralized by Federal Farm Credit Bank, 2.750%, due
10/12/21, Federal Home Loan Mortgage Corp., 2.375% to
4.500%, due 01/13/22 to 07/01/49, Federal National Mortgage
Association, 1.125% to 6.000%, due 09/06/19 to 03/01/49,
Government National Mortgage Association, 3.000% to
5.000%, due 09/15/40 to 11/20/48, a U.S. Treasury Bond,
7.625%, due 02/15/25, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/19 to 02/15/37 and U.S. Treasury
Notes, 2.375% to 2.875%, due 10/31/20 to 04/30/26. The
aggregate market value of the collateral, including accrued
interest, was $512,310,262.

Sumitomo Mitsui Banking Corp.
1,800,000,000	2.170		09/03/19	1,800,000,000
Maturity Value: $1,800,434,000
Collateralized by Federal National Mortgage Association, 3.000% to 4.000%, due 11/01/46 to 05/01/49. The aggregate market value of the collateral, including accrued interest, was $1,854,447,020.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Wells Fargo Securities LLC
$300,000,000	2.100%	09/03/19	$300,000,000
Maturity Value: $300,070,000

Collateralized by a U.S. Treasury Bond, 8.500%, due 02/15/20
and U.S. Treasury Notes, 2.000% to 2.375%, due 03/15/22 to
08/15/25. The aggregate market value of the collateral,
including accrued interest, was $306,000,042.

400,000,000	2.150	09/03/19	400,000,000
Maturity Value: $400,095,555
Collateralized by a U.S. Treasury Note, 2.000%, due 05/31/24. The market value of the collateral, including accrued interest, was $408,000,056.

TOTAL REPURCHASE AGREEMENTS			$71,885,051,250

TOTAL INVESTMENTS – 99.5%			$110,124,288,126

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			530,328,601

NET ASSETS – 100.0%			$110,654,616,727

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

(b)	Unless noted, all repurchase agreements were entered into on August 31, 2019. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 39 and 40.

(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Commercial Paper and Corporate Obligations – 25.2%
Albion Capital LLC
$60,000,000	2.233%		09/03/19	$59,985,667
31,000,000	2.211		09/06/19	30,987,040
63,000,000	2.356		10/21/19	62,804,623
Alpine Securitization LLC
80,000,000	2.371		11/12/19	79,657,955
30,000,000	2.309		12/02/19	29,837,694
Antalis S.A.
50,000,000	2.356		10/10/19	49,878,196
Atlantic Asset Securitization LLC
6,500,000	2.325		10/03/19	6,487,194
19,750,000	2.213		11/08/19	19,668,855
Bank of China Ltd.
55,000,000	2.495		09/30/19	54,894,622
Bank of Montreal
50,000,000	2.195		11/08/19	49,792,806
Bank of New York Mellon (The)
350,000,000	2.079	(a)	09/04/19	349,895,486
Banner Health
25,000,000	2.250		10/16/19	24,998,461
Banque et Caisse d’Epargne de l’Etat
30,500,000	2.605		10/09/19	30,428,054
61,450,000	2.256		11/22/19	61,155,491
15,000,000	2.296		02/18/20	14,854,158
50,000,000	2.297		02/26/20	49,492,500
Barclays US CCP Funding LLC
25,000,000	2.408		09/23/19	24,964,267
Bedford Row Funding Corp.
8,000,000	3.103		10/16/19	7,978,244
BNG Bank N.V.
47,830,000	2.335		10/02/19	47,739,199
CAFCO LLC
1,000,000	2.333		09/19/19	998,842
Cancara Asset Securitisation Ltd.
25,000,000	2.326		10/07/19	24,944,795
Chariot Funding LLC
1,750,000	2.345		10/09/19	1,745,936
China Construction Bank Corp.
15,500,000	2.779		10/01/19	15,468,049
18,000,000	2.779		10/02/19	17,961,736
30,000,000	2.520		10/07/19	29,926,628
30,000,000	2.520		10/08/19	29,924,698
16,500,000	2.520		10/21/19	16,444,874
Citigroup Global Markets, Inc.
20,000,000	2.520		09/10/19	19,985,608
7,500,000	2.586		01/08/20	7,446,454
Coca-Cola Company (The)
50,000,000	2.794		01/13/20	49,615,989
30,000,000	2.822		02/11/20	29,725,000
Collateralized Commercial Paper Flex Co., LLC
43,100,000	3.059		10/15/19	42,985,229
66,000,000	2.768		04/23/20	65,165,760
Collateralized Commercial Paper II Co., LLC
40,000,000	3.191		10/22/19	39,877,687
16,455,000	3.309		11/25/19	16,372,684
Dexia Credit Local-New York Branch
60,000,000	2.866		10/10/19	59,847,617

Commercial Paper and Corporate Obligations – (continued)
DNB Bank ASA
20,000,000	2.757		03/04/20	19,791,703
Erste Abwicklungsanstalt
100,000,000	2.235		02/05/20	99,119,317
Federation des caisses Desjardins du Quebec
40,000,000	2.239		10/08/19	39,907,137
50,000,000	2.202		11/06/19	49,797,417
45,400,000	2.803		02/25/20	44,937,009
20,750,000	2.650		05/14/20	20,458,829
19,500,000	2.650		05/15/20	19,225,449
First Abu Dhabi Bank P.J.S.C.
78,000,000	2.233		11/07/19	77,679,472
40,000,000	2.254		11/18/19	39,810,045
80,354,000	2.330		12/02/19	79,907,307
Industrial & Commercial Bank of China Ltd.-New York Branch
55,500,000	2.232		09/04/19	55,483,874
J.P. Morgan Securities LLC
25,000,000	3.058		09/27/19	24,958,700
56,700,000	2.714		05/15/20	55,915,968
Kells Funding LLC
8,500,000	2.440		09/16/19	8,491,583
42,200,000	2.337		10/02/19	42,119,654
54,000,000	2.347		10/16/19	53,854,558
37,000,000	2.347		10/18/19	36,896,206
35,000,000	2.286		11/05/19	34,866,140
40,000,000	2.235		11/19/19	39,814,240
96,000,000	2.097		03/06/20	94,992,000
Liberty Street Funding LLC
50,000,000	2.546		09/25/19	49,922,181
LMA-Americas LLC
20,000,000	2.693		10/10/19	19,953,101
22,500,000	2.433		10/11/19	22,445,978
94,350,000	2.407		11/07/19	93,976,751
50,000,000	2.620		01/27/20	49,579,166
25,000,000	2.379		02/05/20	24,776,958
16,000,000	2.142		02/06/20	15,856,356
Manhattan Asset Funding Company LLC
50,000,000	2.235		09/09/19	49,970,541
50,000,000	2.249		10/04/19	49,897,674
Matchpoint Finance PLC
50,000,000	2.325		10/21/19	49,853,750
35,000,000	2.213		11/08/19	34,862,324
51,680,000	2.515		12/02/19	51,399,455
Mercy Health
25,000,000	2.255		09/17/19	24,973,525
National Securities Clearing Corp.
60,000,000	3.017		10/01/19	59,886,880
58,000,000	3.245		12/13/19	57,643,904
21,000,000	3.137		01/02/20	20,848,917
Nationwide Building Society
74,000,000	2.567		10/30/19	73,736,809
56,250,000	2.551		11/01/19	56,043,478
Nederlandse Waterschapsbank N.V.
20,000,000	2.114		12/16/19	19,873,760
Nieuw Amsterdam Receivables Corp.
6,500,000	2.315		10/02/19	6,487,207
50,000,000	2.161		01/28/20	49,573,006

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – (continued)
Nordea Bank AB
$50,000,000	2.119%	12/09/19	$49,712,991
NRW.Bank
70,000,000	2.516	09/05/19	69,975,477
Oesterreichische Kontrollbank AG
20,000,000	2.029	04/09/20	19,767,708
Old Line Funding Corp
25,000,000	2.152	02/03/20	24,776,493
Ridgefield Funding Company LLC
9,600,000	2.427	09/16/19	9,590,176
32,000,000	2.365	10/02/19	31,937,021
35,613,000	2.295	11/04/19	35,473,931
25,000,000	2.080	02/21/20	24,739,931
Santander UK PLC
69,000,000	2.672	11/04/19	68,727,772
Sheffield Receivables Company LLC
14,000,000	2.398	09/23/19	13,979,924
Skandinaviska Enskilda Banken AB
65,000,000	2.742	11/13/19	64,716,302
Societe Generale
20,500,000	2.423	03/11/20	20,290,434
Standard Chartered Bank
54,000,000	2.611	09/24/19	53,914,838
58,731,000	2.308	01/10/20	58,284,024
10,000,000	2.308	01/13/20	9,922,178
Sumitomo Mitsui Trust Bank Ltd.
80,000,000	2.106	01/17/20	79,358,178
Sumitomo Mitsui Trust Bank, Ltd.-Singapore Branch
20,000,000	2.391	10/18/19	19,942,561
93,000,000	2.402	10/18/19	92,732,910
UBS AG-London Branch
70,000,000	2.349	01/03/20	69,505,100
United Overseas Bank Ltd.
125,000,000	2.535	09/27/19	124,797,389
Versailles Commercial Paper LLC
15,000,000	2.531	09/04/19	14,995,454
6,000,000	2.323	09/16/19	5,993,860
25,000,000	2.242	11/01/19	24,905,937
40,000,000	2.233	11/08/19	39,832,778
Victory Receivables Corp.
29,700,000	2.236	09/18/19	29,666,173
32,000,000	2.666	10/01/19	31,938,901
50,000,000	2.197	10/18/19	49,854,974

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $4,480,487,422)			$4,482,859,842

Certificate of Deposit – 1.6%
Branch Banking and Trust Company
$293,000,000	2.140%	09/03/19	$293,000,536
(Cost $293,000,000)

Certificates of Deposit-Eurodollar – 7.1%
Credit Industriel et Commercial
$15,000,000	2.350%	03/17/20	$14,833,698
30,000,000	2.350	03/17/20	29,667,395
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
60,000,000	2.355	10/11/19	59,845,698
150,000,000	2.320	11/29/19	149,182,823
DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frnk-London Branch
20,000,000	2.195	11/18/19	19,903,710
100,000,000	2.049	02/25/20	98,967,111
Euroclear Bank
100,000,000	2.750	10/15/19	99,725,395
7,000,000	2.790	11/05/19	6,972,037
50,000,000	2.900	11/05/19	49,800,267
KBC Bank NV
130,000,000	2.060	02/20/20	128,834,307
90,000,000	2.080	02/28/20	89,067,459
Landesbank Hessen-Thueringen Girozentrale
70,000,000	2.710	02/03/20	69,384,230
Mizuho Securities USA LLC
34,800,000	2.340	10/23/19	34,687,872
MUFG Bank, Ltd.-London Branch
100,000,000	2.515	09/03/19	99,976,139
25,000,000	2.455	09/09/19	24,985,092
Nationwide Building Society
15,000,000	2.570	09/23/19	14,977,434
35,000,000	2.570	10/15/19	34,899,219
85,600,000	2.404	11/04/19	85,271,067
Norinchukin Bank (The)-London Branch
35,000,000	2.320	10/08/19	34,918,480
Sumitomo Mitsui Trust Bank Ltd.
50,000,000	2.535	10/03/19	49,898,207
40,000,000	2.235	11/07/19	39,835,083
30,000,000	2.595	11/18/19	29,856,688

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR
(Cost $1,264,953,293)			$1,265,489,411

Certificates of Deposit-Yankeedollar – 10.7%
Banco Del Estado De Chile
$35,000,000	2.660%	09/23/19	$35,012,227
30,000,000	2.180	12/12/19	30,007,126
Barclays Bank PLC
60,000,000	2.760	09/30/19	60,024,575
Credit Agricole Corporate and Investment Bank
75,000,000	2.600	12/06/19	75,106,807
13,100,000	2.700	03/19/20	13,151,375
Credit Suisse AG-New York Branch
10,000,000	2.810	03/09/20	10,042,844
DNB Bank ASA
186,000,000	2.080	09/03/19	186,000,000
18,875,000	2.300	10/31/19	18,881,551
Industrial & Commercial Bank of China Ltd.
28,026,000	2.500	10/08/19	28,030,858
Mitsubishi UFJ Trust and Banking Corp.
45,350,000	2.530	09/03/19	45,352,032
35,000,000	2.370	11/06/19	34,858,721

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Certificates of Deposit-Yankeedollar – (continued)
Mizuho Bank, Ltd.-New York Branch
$50,000,000	2.710%		09/20/19	$50,014,713
80,000,000	2.250		12/20/19	80,054,460
MUFG Bank, Ltd.
50,000,000	2.840		02/24/20	50,193,096
21,545,000	2.446		02/28/20	21,324,978
33,000,000	2.442		03/02/20	32,657,611
National Bank of Kuwait S.A.K.P
220,000,000	2.120		09/03/19	220,000,000
52,728,000	2.450		10/18/19	52,739,734
15,000,000	2.300		11/12/19	15,001,424
75,000,000	2.250		12/03/19	75,002,897
50,000,000	2.200		12/18/19	49,996,780
Natixis-New York Branch
98,000,000	2.750		12/20/19	98,183,748
Norinchukin Bank (The)
25,000,000	2.280		10/23/19	25,006,165
40,000,000	2.260		12/02/19	40,020,700
50,000,000	2.500		12/04/19	50,057,230
121,000,000	2.080		02/07/20	121,030,738
Skandinaviska Enskilda Banken AB
10,000,000	2.355		10/17/19	9,972,293
83,000,000	2.600		11/07/19	83,076,908
46,900,000	2.090		12/12/19	46,900,245
8,600,000	2.450	(b)	05/27/20	8,617,527
Standard Chartered Bank-New York Branch
16,000,000	2.890		09/17/19	16,004,713
Sumitomo Mitsui Trust Bank Ltd.
68,000,000	2.380		09/05/19	68,002,749
Toronto-Dominion Bank (The)
25,000,000	2.600		10/22/19	25,017,773
50,000,000	2.270		11/01/19	50,016,065
50,000,000	2.250		01/06/20	50,037,689

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $1,874,306,667)				$1,875,398,352

Fixed Rate Municipal Debt Obligations – 1.7%
ABN Amro Bank NV
$25,523,000	1.800	%(b)	09/20/19	$25,512,791
Citibank N.A.
61,000,000	3.050		05/01/20	61,334,535
Commonwealth Bank of Australia
13,000,000	1.750	(b)	11/07/19	12,989,637
12,617,000	2.250	(b)	03/10/20	12,631,368
ING Bank NV
4,500,000	2.500	(b)	10/01/19	4,501,137
PACCAR Financial Corp.
12,000,000	1.950		02/27/20	11,978,411
Shell International Finance B.V.
15,350,000	2.125		05/11/20	15,359,711
44,700,000	2.017		06/29/20	43,975,264
Sumitomo Mitsui Banking Corp.
6,595,000	2.450		01/16/20	6,600,989
32,491,000	2.514		01/17/20	32,527,438
UBS AG-London Branch
22,137,000	2.200	(b)	06/08/20	22,144,615

Fixed Rate Municipal Debt Obligations – (continued)
Wells Fargo Bank N.A.
47,530,000	2.400		01/15/20	47,573,066
Westpac Banking Corp.
10,364,000	4.875		11/19/19	10,423,876
8,515,000	2.150		03/06/20	8,520,468

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $315,384,084)				$316,073,306

Time Deposit – 11.1%
Australia & New Zealand Banking Group Ltd.
$150,000,000	2.160%		09/03/19	$149,985,093
420,000,000	2.160		09/04/19	419,947,710
DBS Bank Ltd.
180,000,000	2.170		09/04/19	179,977,836
280,000,000	2.170		09/05/19	279,958,325
200,000,000	2.150	(a)	09/06/19	200,000,000
National Bank of Canada
350,000,000	2.150		09/03/19	349,964,836
200,000,000	2.140	(a)	09/06/19	200,000,000
Standard Chartered Bank-London Branch
200,000,000	2.120		09/03/19	199,979,248

TOTAL TIME DEPOSIT
(Cost $1,980,000,000)				$1,979,813,048

U.S. Treasury Obligations – 1.1%
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
$195,000,000	2.180	%(c)	07/31/21	$194,938,725
(Cost $194,967,205)

Variable Rate Municipal Debt Obligations(d) – 1.6%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$15,000,000	2.150%		09/07/19	$15,000,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
33,000,000	2.100		09/07/19	33,000,000
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(b)
66,500,000	2.230		09/01/19	66,500,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)(b)
29,110,000	2.230		09/01/19	29,110,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
58,800,000	2.120		09/07/19	58,800,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Partners Healthcare System Series 1997-P2-RMKT (JPMorgan Chase & Co. SPA)
150,000	1.350		09/07/19	150,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
54,925,000	2.130		09/07/19	54,925,000

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Municipal Debt Obligations(d) – (continued)
Triborough Bridge & Tunnel Authority VRDN RB Refunding for Metropolitan Transportation Authority Bridges & Tunnels Series 2018E (Bank of America N.A., LOC) WI
$24,000,000	2.100%		09/07/19	$24,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $281,484,990)				$281,485,000

Variable Rate Obligations(c) – 21.3%
Atlantic Asset Securitization LLC (1 Mo. LIBOR + 0.10%)
$30,000,000	2.301	%(b)	12/09/19	$30,001,086
Banco Del Estado De Chile (1 Mo. LIBOR + 0.15%)
35,000,000	2.361		12/09/19	35,006,734
19,000,000	2.347		12/16/19	19,003,394
Bank of America, N.A. (3 Mo. LIBOR + 0.05%)
40,000,000	2.353		04/06/20	39,999,871
Bank of Montreal (SOFR + 0.23%)
80,000,000	2.350		05/08/20	80,011,670
Bank of Montreal (1 Mo. LIBOR + 0.18%)
30,000,000	2.424		04/03/20	29,991,533
Bank of Montreal (1 Mo. LIBOR + 0.40%)
70,150,000	2.601		12/10/19	70,212,711
Bank of Montreal (3 Mo. LIBOR + 0.07%)
80,000,000	2.457		03/20/20	80,008,450
Bank of Montreal (3 Mo. LIBOR + 0.21%)
57,000,000	2.463		11/01/19	57,017,868
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.06%)
50,000,000	2.269		05/07/20	50,009,890
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.16%)
65,850,000	2.276	(b)	05/29/20	65,814,376
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.21%)
20,000,000	2.392	(b)	07/17/20	19,990,121
Bank of Nova Scotia (The) (FEDL01 + 0.29%)
100,000,000	2.410		05/20/20	99,999,705
60,000,000	2.410		07/10/20	59,999,718
Bedford Row Funding Corp. (1 Mo. LIBOR + 0.18%)
30,000,000	2.325	(b)	03/27/20	29,988,971
BNP Paribas-New York Branch (1 Mo. LIBOR + 0.18%)
62,535,000	2.349		05/21/20	62,506,270
BNP Paribas-New York Branch (3 Mo. LIBOR + 0.22%)
55,000,000	2.523		01/06/20	55,033,153
BNZ International Funding Ltd. (1 Mo. LIBOR + 0.34%)
50,000,000	2.569	(b)	09/06/19	50,004,117
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.18%)
25,000,000	2.409		04/06/20	24,994,008
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.40%)
70,000,000	2.601		12/10/19	70,062,577
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.35%)
40,000,000	2.594		11/05/19	40,015,543
Canadian Imperial Bank of Commerce (FEDL01 + 0.28%)
30,000,000	2.400		07/10/20	29,999,991
Canadian Imperial Bank of Commerce (3 Mo. LIBOR + 0.22%)
62,500,000	2.407		11/08/19	62,522,053
Chariot Funding LLC (3 Mo. LIBOR + 0.05%)
37,000,000	2.326	(b)	10/25/19	36,999,715

Variable Rate Obligations(c) – (continued)
Collateralized Commercial Paper Flex Co., LLC (1 Mo. LIBOR + 0.20%)
25,000,000	2.430	%(b)	07/01/20	24,989,929
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.10%)
80,000,000	2.487	(b)	09/20/19	80,003,551
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.17%)
37,500,000	2.394	(b)	04/02/20	37,492,758
Credit Agricole Corporate and Investment Bank (FEDL01 + 0.33%)
37,000,000	2.450		06/12/20	36,999,926
Credit Industriel et Commercial (1 Mo. LIBOR + 0.12%)
45,550,000	2.314	(b)	01/13/20	45,546,683
Credit Suisse AG-New York Branch (SOFR + 0.28%)
75,000,000	2.400		07/07/20	75,001,833
Credit Suisse AG-New York Branch (SOFR + 0.29%)
16,000,000	2.410		08/07/20	16,001,306
Credit Suisse AG-New York Branch (SOFR + 0.38%)
30,000,000	2.500		03/06/20	30,017,326
40,000,000	2.500		05/04/20	40,039,571
DNB Bank ASA (1 Mo. LIBOR + 0.20%)
85,000,000	2.370	(b)	07/22/20	84,957,772
Macquarie Bank Ltd. (1 Mo. LIBOR + 0.25%)
10,000,000	2.461	(b)	07/09/20	9,999,985
Macquarie Bank Ltd. (3 Mo. LIBOR + 0.12%)
35,000,000	2.329	(b)	05/07/20	35,004,565
MUFG Bank, Ltd. (3 Mo. LIBOR + 0.18%)
10,000,000	2.312		02/27/20	10,002,859
National Australia Bank Ltd. (1 Mo. LIBOR + 0.17%)
32,500,000	2.400	(b)	04/01/20	32,495,370
National Bank of Canada (FEDL01 + 0.36%)
94,716,000	2.480	(b)	08/19/20	94,715,759
National Bank of Canada (3 Mo. LIBOR + 0.07%)
50,000,000	2.323	(b)	05/01/20	50,003,078
Natixis-New York Branch (1 Mo. LIBOR + 0.29%)
39,000,000	2.534		06/05/20	39,002,181
Natixis-New York Branch (FEDL01 + 0.40%)
68,000,000	2.520		08/06/20	67,999,715
Natixis-New York Branch (3 Mo. LIBOR + 0.23%)
10,000,000	2.568		01/10/20	10,005,607
Natixis-New York Branch (SOFR + 0.34%)
30,000,000	2.460		03/12/20	30,038,702
Natixis-New York Branch (FEDL01 + 0.32%)
64,000,000	2.440		04/09/20	64,022,406
Nordea Bank AB (3 Mo. LIBOR + 0.27%)
28,750,000	2.570		10/18/19	28,758,871
Old Line Funding Corp. (FEDL01 + 0.20%)
35,000,000	2.320	(b)	10/28/19	34,999,661
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.08%)
50,000,000	2.400	(b)	04/02/20	50,002,689
Royal Bank of Canada (FEDL01 + 0.36%)
25,000,000	2.480	(b)	07/29/20	25,002,111
Royal Bank of Canada (FEDL01 + 0.27%)
50,000,000	2.390	(b)	07/02/20	49,991,623
Royal Bank of Canada (1 Mo. LIBOR + 0.18%)
40,000,000	2.404	(b)	04/02/20	39,990,847
Royal Bank of Canada (FEDL01 + 0.28%)
40,000,000	2.400	(b)	04/09/20	40,002,181
45,000,000	2.400	(b)	06/12/20	45,003,367
Skandinaviska Enskilda Banken AB (1 Mo. LIBOR + 0.20%)
70,000,000	2.372		07/20/20	69,972,091

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(c) – (continued)
Societe Generale (FEDL01 + 0.37%)
$6,500,000	2.490	% (b)	06/15/20	$6,499,984
Societe Generale (3 Mo. LIBOR + 0.18%)
55,000,000	2.463		04/24/20	55,017,150
60,000,000	2.361	(b)	05/11/20	60,016,158
Societe Generale (3 Mo. LIBOR + 0.21%)
75,600,000	2.730		03/03/20	75,644,671
Standard Chartered Bank (1 Mo. LIBOR + 0.13%)
44,325,000	2.331		12/11/19	44,330,780
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.04%)
40,000,000	2.340		10/18/19	39,999,691
Sumitomo Mitsui Banking Corp. (1 Mo. LIBOR + 0.14%)
30,000,000	2.384		11/04/19	30,004,985
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.31%)
25,000,000	2.610		10/18/19	25,013,250
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.42%)
9,867,000	2.544		08/28/20	9,878,552
Svenska Handelsbanken AB (3 Mo. LIBOR + 0.27%)
13,688,000	2.548		10/21/19	13,691,987
Svenska Handelsbanken AB (1 Mo. LIBOR + 0.34%)
8,500,000	2.510		11/22/19	8,504,505
Svenska Handelsbanken AB-New York Branch (3 Mo. LIBOR + 0.21%)
37,000,000	2.629		12/19/19	37,020,300
Svenska Handelsbanken AB-New York Branch (1 Mo. LIBOR + 0.22%)
22,000,000	2.390		07/22/20	21,993,022
Toronto-Dominion Bank (The) (FEDL01 + 0.31%)
55,000,000	2.430		04/30/20	54,996,040
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.18%)
130,000,000	2.292		06/03/20	129,948,828
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.37%)
99,000,000	2.593	(b)	11/07/19	99,060,385
UBS AG-London Branch (3 Mo. LIBOR + 0.14%)
40,000,000	2.483	(b)	09/24/19	40,002,669
UBS AG-London Branch (1 Mo. LIBOR + 0.25%)
10,000,000	2.480	(b)	10/01/19	10,001,888
UBS AG-London Branch (3 Mo. LIBOR + 0.32%)
80,000,000	2.739	(b)	12/19/19	80,064,755
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.39%)
38,750,000	2.603		12/09/19	38,786,564
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.22%)
60,000,000	2.415		07/15/20	60,035,996
Wells Fargo Bank N.A. (FEDL01 + 0.29%)
65,000,000	2.410		04/06/20	65,003,788
Westpac Banking Corp. (FEDL01 + 0.26%)
180,000,000	2.380	(b)	06/26/20	179,998,790
Westpac Banking Corp. (3 Mo. LIBOR + 0.18%)
50,000,000	2.436	(b)	10/31/19	50,013,822
Westpac Banking Corp. (3 Mo. LIBOR + 0.10%)
60,000,000	2.487	(b)	09/20/19	60,002,663

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $3,792,314,038)				$3,792,789,071

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $14,476,897,699)				$14,481,847,291

Repurchase Agreements(e) – 22.8%
Barclays Bank PLC (OBFR + 0.35%)
$65,000,000	2.450	%(c)	10/04/19	$65,000,000
Maturity Value: $65,641,424
Settlement Date: 05/16/19
Collateralized by various corporate security issuers, 1.500% to 51.625%, due 07/07/20 to 06/05/15. The aggregate market value of the collateral, including accrued interest, was $71,519,464.

BNP Paribas
60,000,000	2.220		09/03/19	60,000,069
Maturity Value: $60,014,800

Collateralized by mortgage-backed obligations, 2.345% to
8.495%, due 09/25/28 to 06/25/56, various corporate security issuers, 0.000% to 9.250%, due 02/01/20 to 12/31/99 and
various sovereign debt security issuers, 2.375% to 8.300%, due
01/27/20 to 08/15/31. The aggregate market value of the
collateral, including accrued interest, was $64,475,089.

BNP Paribas (OBFR + 0.20%)
50,000,000	2.300	(c)	09/06/19	50,000,000
Maturity Value: $52,875,001
Settlement Date: 03/24/17

Collateralized by various asset-backed obligations, 0.000% to
9.286%, due 12/15/23 to 01/28/70, various corporate security issuers, 0.000% to 12.500%, due 10/01/20 to 12/31/99 and
various sovereign debt security issuer, 4.625%, due 01/13/28.
The aggregate market value of the collateral, including accrued interest, was $58,054,656.

BofA Securities, Inc.
75,000,000	2.250		09/03/19	75,000,334
Maturity Value: $75,018,750
Collateralized by various corporate security issuers, 0.000% to 12.000%, due 10/15/19 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $81,013,553.
75,000,000	2.300		09/03/19	75,000,744
Maturity Value: $75,019,167

Collateralized by mortgage-backed obligations, 0.000% to
5.450%, due 05/03/32 to 01/25/59 and various asset-backed
obligations, 0.000% to 3.836%, due 05/15/22 to 09/25/65. The aggregate market value of the collateral, including accrued
interest, was $86,250,002.

Citigroup Global Markets, Inc. (3 Mo. LIBOR + 0.43%)
108,000,000	2.752	(c)	12/03/19	108,000,000
Maturity Value: $111,756,822
Settlement Date: 09/10/18

Collateralized by mortgage-backed obligations, 0.000% to
7.500%, due 03/25/34 to 01/25/66 and various asset-backed
obligations, 0.000% to 6.000%, due 04/15/24 to 02/28/43. The aggregate market value of the collateral, including accrued
interest, was $118,799,998.

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(e) – (continued)
Credit Suisse Securities (USA) LLC (1 Mo. LIBOR + 0.50%)
$30,000,000	2.612	%(c)	10/04/19	$30,000,000
Maturity Value: $31,945,941
Settlement Date: 04/27/17

Collateralized by municipal debt obligations, 0.000% to 7.500%, due 08/20/40 to 07/01/51, various asset-backed obligation,
5.926%, due 05/16/42 and various corporate security issuers,
0.000% to 12.500%, due 11/15/19 to 12/31/99. The aggregate
market value of the collateral, including accrued interest, was
$33,009,577.

HSBC Bank PLC
140,000,000	2.440		10/04/19	140,028,622
Maturity Value: $140,332,111
Collateralized by an Exchange-Traded Fund and various equity securities. The aggregate market value of the collateral, including accrued interest, was $151,200,003.

HSBC Securities (USA), Inc.
130,000,000	2.300		09/03/19	130,001,290
Maturity Value: $130,033,222
Collateralized by various corporate security issuers, 0.000% to 10.000%, due 09/15/20 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $143,036,545.

ING Financial Markets LLC
30,000,000	2.200		09/03/19	29,999,969
Maturity Value: $30,007,333

Collateralized by various corporate security issuers, 0.000% to
5.050%, due 02/04/21 to 01/15/48 and various sovereign debt
security issuers, 0.000% to 8.750%, due 01/22/21 to 02/04/25.
The aggregate market value of the collateral, including accrued interest, was $32,500,019.

J.P. Morgan Securities LLC (OBFR + 0.29%)
365,000,000	2.390	(c)(f)	09/07/19	365,000,000
Maturity Value: $365,726,958
Settlement Date: 08/13/19
Collateralized by an Exchange-Traded Fund and various equity securities. The aggregate market value of the collateral, including accrued interest, was $394,750,131.

J.P. Morgan Securities LLC (SOFR + 0.01%)
115,000,000	2.130	(c)	09/06/19	115,000,000
Maturity Value: $115,898,151
Settlement Date: 05/01/19

Collateralized by Federal Farm Credit Bank, 0.000% to 2.810%,
due 07/23/24 to 12/28/37, Federal Home Loan Mortgage Corp.,
2.850%, due 05/06/24, Federal National Mortgage Association,
2.500%, due 08/01/27, a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 08/15/35 and a U.S. Treasury Principal-
Only Stripped Security, 0.000%, due 11/15/46. The aggregate
market value of the collateral, including accrued interest, was
$117,387,911.

Repurchase Agreements(e) – (continued)
Joint Repurchase Agreement Account III
1,915,700,000	2.167%		09/03/19	1,915,691,130
Maturity Value: $1,916,161,292

Merrill Lynch, Pierce, Fenner & Smith, Inc. (OBFR + 0.30%)
132,000,000	2.400	(c)	10/04/19	132,000,000
Maturity Value: $134,076,801
Settlement Date: 02/14/19

Collateralized by mortgage-backed obligations, 0.000% to
5.554%, due 07/05/32 to 03/25/58 and various asset-backed
obligations, 0.000% to 4.078%, due 02/15/24 to 01/29/46. The aggregate market value of the collateral, including accrued
interest, was $151,799,999.

MUFG Securities Americas Inc.
75,000,000	2.200		09/03/19	74,999,923
Maturity Value: $75,018,333
Collateralized by municipal debt obligations, 0.000% to 7.747%, due 06/01/24 to 11/15/45. The aggregate market value of the collateral, including accrued interest, was $78,749,997.
110,000,000	2.270		09/03/19	110,000,730
Maturity Value: $110,027,745

Collateralized by an Exchange-Traded Fund, various corporate security issuer, 2.125%, due 03/31/48 and various equity
securities. The aggregate market value of the collateral,
including accrued interest, was $118,800,037.

RBC Capital Markets LLC
100,000,000	2.200		09/03/19	99,999,897
Maturity Value: $100,024,445
Collateralized by various corporate security issuers, 0.000% to 7.500%, due 09/30/19 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $105,000,003.

Royal Bank of Canada-New York Branch
125,000,000	2.170		09/03/19	124,999,460
Maturity Value: $125,030,138

Collateralized by Federal Home Loan Mortgage Corp., 0.000% to
4.500%, due 01/01/41 to 03/01/49 and Federal National
Mortgage Association, 0.000% to 4.000%, due 01/01/31 to
05/01/49. The aggregate market value of the collateral,
including accrued interest, was $127,500,003.

Societe Generale-Paris Branch
150,000,000	2.320		09/03/19	150,001,818
Maturity Value: $150,038,666

Collateralized by various corporate security issuers, 6.500% to
9.250%, due 08/15/22 to 03/01/26 and various sovereign debt
security issuers, 0.000% to 11.875%, due 06/05/20 to 05/30/40.
The aggregate market value of the collateral, including accrued interest, was $165,000,001.

Societe Generale-Paris Branch (OBFR + 0.36%)
106,000,000	2.460	(c)	10/04/19	106,000,000
Maturity Value: $106,999,580
Settlement Date: 05/23/19

Collateralized by various corporate security issuers, 5.000% to
9.750%, due 07/25/22 to 12/31/99 and various sovereign debt
security issuers, 0.000% to 8.875%, due 10/14/19 to 01/27/45.
The aggregate market value of the collateral, including accrued interest, was $116,600,000.

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(e) – (continued)
Wells Fargo Securities LLC (3 Mo. LIBOR + 0.20%)
$92,000,000	2.338	%(c)	11/27/19	$92,000,000
Maturity Value: $93,917,938
Settlement Date: 01/10/19

Collateralized by municipal debt obligations, 6.375% to 8.250%, due 07/01/24 to 01/01/49 and various asset-backed obligations,
0.000% to 7.350%, due 09/20/21 to 02/25/57. The aggregate
market value of the collateral, including accrued interest, was
$101,199,998.

TOTAL REPURCHASE AGREEMENTS
(Cost $4,048,700,000)				$4,048,723,986

TOTAL INVESTMENTS – 104.2%
(Cost $18,525,597,699)				$18,530,571,277

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%				(745,737,140)

NET ASSETS – 100.0%				$17,784,834,137

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

(d)	Rate shown is that which is in effect on August 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on August 31, 2019. Additional information on Joint Repurchase Agreement Account III appears on page 40.

(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rates
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes
WI	—When Issued Security

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 28.1%
Albion Capital LLC
$17,402,000	2.211%	09/06/19	$17,394,725
16,602,000	2.418	10/09/19	16,562,469
19,584,000	2.356	10/21/19	19,523,266
20,000,000	2.212	11/15/19	19,908,498
Alpine Securitization LLC
16,000,000	2.371	11/12/19	15,931,591
30,000,000	2.202	11/21/19	29,856,133
10,000,000	2.309	12/02/19	9,945,898
Atlantic Asset Securitization LLC
30,000,000	2.213	11/08/19	29,876,741
Banque et Caisse d’Epargne de l’Etat
11,000,000	2.605	10/09/19	10,974,052
15,000,000	2.296	02/18/20	14,854,158
Barclays US CCP Funding LLC
10,000,000	2.408	09/23/19	9,985,707
Bedford Row Funding Corp.
4,300,000	3.103	10/16/19	4,288,306
6,000,000	3.136	10/18/19	5,983,005
BNG Bank N.V.
12,590,000	2.335	10/02/19	12,566,099
Chariot Funding LLC
25,000,000	2.448	09/06/19	24,989,646
China Construction Bank Corp.
10,000,000	2.779	10/01/19	9,979,387
10,000,000	2.780	10/03/19	9,978,098
7,500,000	2.520	10/07/19	7,481,657
7,500,000	2.520	10/08/19	7,481,174
6,000,000	2.520	10/21/19	5,979,954
5,000,000	2.520	10/24/19	4,982,339
Citigroup Global Markets, Inc.
10,000,000	2.520	09/10/19	9,992,804
7,500,000	2.586	01/08/20	7,446,454
Collateralized Commercial Paper Flex Co., LLC
15,000,000	3.059	10/15/19	14,960,057
24,000,000	2.768	04/23/20	23,696,640
Collateralized Commercial Paper II Co., LLC
20,000,000	3.191	10/22/19	19,938,844
5,167,000	3.309	11/25/19	5,141,152
Dexia Credit Local-New York Branch
35,000,000	2.866	10/10/19	34,911,110
Federation des caisses Desjardins du Quebec
30,000,000	2.202	11/06/19	29,878,450
20,250,000	2.803	02/25/20	20,043,490
7,500,000	2.650	05/14/20	7,394,758
7,000,000	2.650	05/15/20	6,901,443
First Abu Dhabi Bank P.J.S.C.
20,000,000	2.233	11/07/19	19,917,814
28,576,000	2.330	12/02/19	28,417,144
Gotham Funding Corp.
10,957,000	2.296	09/03/19	10,954,390
Industrial & Commercial Bank of China Ltd.-New York Branch
21,000,000	2.232	09/04/19	20,993,898
5,000,000	2.520	10/25/19	4,982,026
J.P. Morgan Securities LLC
18,000,000	2.714	05/15/20	17,751,101

Commercial Paper and Corporate Obligations – (continued)
Kells Funding LLC
11,904,000	2.337	10/02/19	11,881,336
40,000,000	2.347	10/16/19	39,892,265
25,000,000	2.347	10/18/19	24,929,869
20,000,000	2.286	11/04/19	19,924,687
40,000,000	2.234	11/14/19	39,825,960
30,000,000	2.097	03/06/20	29,685,000
Liberty Street Funding LLC
25,000,000	2.165	12/09/19	24,854,742
LMA-Americas LLC
30,000,000	2.407	11/07/19	29,881,320
12,750,000	2.620	01/27/20	12,642,688
20,000,000	2.142	02/06/20	19,820,444
Manhattan Asset Funding Company LLC
20,000,000	2.235	09/09/19	19,988,217
13,250,000	2.407	09/19/19	13,234,299
20,000,000	2.249	10/04/19	19,959,069
Matchpoint Finance PLC
20,000,000	2.556	09/19/19	19,976,522
15,000,000	2.213	11/08/19	14,940,996
15,045,000	2.515	12/02/19	14,963,328
Mercy Health
25,000,000	2.255	09/17/19	24,973,525
National Australia Bank Ltd.
20,000,000	2.757	03/02/20	19,795,472
National Securities Clearing Corp.
18,000,000	3.245	12/13/19	17,889,488
Nationwide Building Society
50,000,000	2.562	10/31/19	49,819,253
15,000,000	2.551	11/01/19	14,944,927
Nederlandse Waterschapsbank N.V.
25,000,000	2.346	10/11/19	24,937,467
10,000,000	2.114	12/16/19	9,936,880
Nieuw Amsterdam Receivables Corp.
35,000,000	2.161	01/28/20	34,701,104
Nordea Bank AB
35,000,000	2.119	12/09/19	34,799,094
NRW.Bank
30,000,000	2.516	09/05/19	29,989,490
Oesterreichische Kontrollbank AG
17,000,000	2.116	03/24/20	16,812,809
35,000,000	2.029	04/09/20	34,593,489
Regency Markets No. 1 LLC
30,000,000	2.265	09/09/19	29,981,867
Ridgefield Funding Company LLC
35,000,000	2.365	10/02/19	34,931,117
25,000,000	2.316	10/25/19	24,917,400
10,000,000	2.080	02/21/20	9,895,972
Santander UK PLC
24,000,000	2.672	11/04/19	23,905,312
Sheffield Receivables Company LLC
8,000,000	2.398	09/23/19	7,988,528
Skandinaviska Enskilda Banken AB
20,000,000	2.742	11/13/19	19,912,708
Societe Generale
25,000,000	2.423	03/11/20	24,744,432

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

Commercial Paper and Corporate Obligations – (continued)
Standard Chartered Bank
$36,500,000	2.611%		09/24/19	$36,442,437
20,728,000	2.308		01/10/20	20,570,248
10,000,000	2.308		01/13/20	9,922,178
Sumitomo Mitsui Trust Bank Ltd.
10,000,000	2.422		10/03/19	9,980,072
40,000,000	2.106		01/17/20	39,679,089
Sumitomo Mitsui Trust Bank, Ltd.-Singapore Branch
5,000,000	2.490		09/06/19	4,997,929
35,000,000	2.361		11/12/19	34,849,205
Thunder Bay Funding LLC
17,700,000	2.152		02/03/20	17,551,792
Toronto-Dominion Bank (The)
30,000,000	2.399		09/30/19	29,944,768
12,300,000	3.136		10/18/19	12,264,809
UBS AG-London Branch
30,000,000	2.349		01/03/20	29,787,900
United Overseas Bank Ltd.
20,000,000	2.535		09/27/19	19,967,582
Versailles Commercial Paper LLC
15,000,000	2.531		09/04/19	14,995,454
20,000,000	2.250		10/09/19	19,952,444
15,000,000	2.233		11/08/19	14,937,292
Victory Receivables Corp.
11,200,000	2.666		10/01/19	11,178,615

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $1,743,865,235)				$1,744,737,368

Certificate of Deposit – 1.8%
Branch Banking and Trust Company
$112,000,000	2.140%		09/03/19	$112,000,205
(Cost $112,000,000)

Certificates of Deposit-Yankeedollar – 10.3%
Banco Del Estado De Chile
$15,000,000	2.660%		09/23/19	$15,005,240
25,000,000	2.180		12/12/19	25,005,938
Barclays Bank PLC
20,000,000	2.760		09/30/19	20,008,192
Credit Agricole Corporate and Investment Bank
25,000,000	2.600		12/06/19	25,035,602
Credit Industriel et Commercial
25,000,000	2.650		09/05/19	25,002,328
Credit Suisse AG-New York Branch
22,000,000	2.810		03/09/20	22,094,257
Industrial & Commercial Bank of China Ltd.
10,457,000	2.500		10/08/19	10,458,813
Mitsubishi UFJ Trust and Banking Corp.
25,000,000	2.530		09/03/19	25,001,120
15,000,000	2.370		11/06/19	14,939,452
Mizuho Bank, Ltd.-New York Branch
30,000,000	2.710		09/20/19	30,008,827
25,000,000	2.250		12/20/19	25,017,019

Certificates of Deposit-Yankeedollar – (continued)
MUFG Bank, Ltd.
30,000,000	2.840		02/24/20	30,115,858
National Bank of Kuwait S.A.K.P
125,000,000	2.120		09/03/19	125,000,000
15,624,000	2.450		10/18/19	15,627,477
5,000,000	2.300		11/12/19	5,000,475
20,000,000	2.200		12/18/19	19,998,712
Natixis-New York Branch
30,000,000	2.750		12/20/19	30,056,249
Norinchukin Bank (The)
60,000,000	2.520		12/03/19	60,070,917
33,000,000	2.080		02/07/20	33,008,383
Skandinaviska Enskilda Banken AB
15,000,000	2.600		11/07/19	15,013,899
30,000,000	2.090		12/12/19	30,000,157
20,000,000	2.090		12/16/19	20,000,369
Toronto-Dominion Bank (The)
20,000,000	2.600		10/22/19	20,014,218

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $641,017,200)				$641,483,502

Fixed Rate Municipal Debt Obligations – 3.2%
Australia & New Zealand Banking Group Ltd.
$12,285,000	2.250	%(a)	12/19/19	$12,293,253
Citibank N.A.
8,000,000	1.850		09/18/19	7,998,608
11,500,000	3.050		05/01/20	11,563,068
10,010,000	2.100		06/12/20	10,018,110
Microsoft Corp.
9,119,000	1.850		02/06/20	9,112,408
MUFG Bank, Ltd.
15,000,000	2.350	(a)	09/08/19	14,999,961
Nordea Bank AB
9,140,000	4.875	(a)	01/27/20	9,239,340
Shell International Finance B.V.
9,259,000	2.125		05/11/20	9,264,858
Sumitomo Mitsui Banking Corp.
5,367,000	2.092		10/18/19	5,365,978
10,000,000	2.514		01/17/20	10,011,215
Svenska Handelsbanken AB
15,000,000	1.500		09/06/19	14,999,346
Toronto-Dominion Bank (The)
10,000,000	1.900		10/24/19	9,997,815
U.S. Bank N.A.
20,000,000	2.000		01/24/20	19,993,108
UBS AG-Stamford Branch
18,000,000	2.350		03/26/20	18,021,451
Wells Fargo Bank N.A.
30,000,000	2.400		01/15/20	30,027,182
Westpac Banking Corp.
1,985,000	3.050		05/15/20	1,998,319
1,720,000	2.300		05/26/20	1,723,089

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $196,195,150)				$196,627,109

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Time Deposit – 9.5%
Australia & New Zealand Banking Group Ltd.
$50,000,000	2.160%		09/03/19	$49,995,031
130,000,000	2.160		09/04/19	129,983,815
DBS Bank Ltd.
70,000,000	2.170		09/04/19	69,991,381
70,000,000	2.170		09/05/19	69,989,581
70,000,000	2.150	(f)	09/06/19	70,000,000
National Bank of Canada
150,000,000	2.150		09/03/19	149,984,930
50,000,000	2.140	(f)	09/06/19	50,000,000

TOTAL TIME DEPOSIT
(Cost $590,000,000)				$589,944,738

U.S. Government Agency Obligations – 0.1%
Overseas Private Investment Corp. (USA) (3 Mo. U.S. T-Bill + 0.00%)
$8,053,829	1.977	%(b)	09/07/19	$8,053,829
(Cost $8,053,829)

U.S. Treasury Obligations – 1.0%
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
$63,500,000	2.180	%(b)	07/31/21	$63,480,046
(Cost $63,487,991)

Variable Rate Municipal Debt Obligations(c) – 2.0%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$8,000,000	2.150%		09/07/19	$8,000,000
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(a)
7,000,000	2.230		09/01/19	7,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)(a)
30,000,000	2.230		09/01/19	30,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
17,400,000	2.120		09/07/19	17,400,000
Providence Health & Services Obligated Group VRDN RB Series 2012-E (U.S. Bank N.A., SBPA)
30,300,000	2.120		09/07/19	30,300,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
22,000,000	2.130		09/07/19	22,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding for Metropolitan Transportation Authority Bridges & Tunnels Series 2018E (Bank of America N.A., LOC) WI
7,000,000	2.100		09/07/19	7,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $121,700,000)				$121,700,000

Variable Rate Obligations(b) – 21.9%
Atlantic Asset Securitization LLC (1 Mo. LIBOR + 0.10%)
$25,000,000	2.301	%(a)	12/09/19	$25,000,905
Banco Del Estado De Chile (1 Mo. LIBOR + 0.15%)
6,000,000	2.347		12/16/19	6,001,072
Bank of America, N.A. (3 Mo. LIBOR + 0.05%)
15,000,000	2.353		04/06/20	14,999,952
Bank of Montreal (SOFR + 0.23%)
25,000,000	2.350		05/08/20	25,003,647
Bank of Montreal (3 Mo. LIBOR + 0.07%)
25,000,000	2.457		03/20/20	25,002,641
Bank of Montreal (FEDL01 + 0.36%)
20,000,000	2.480		08/03/20	19,999,912
Bank of Montreal (1 Mo. LIBOR + 0.18%)
10,000,000	2.424		04/03/20	9,997,178
Bank of Montreal (3 Mo. LIBOR + 0.21%)
20,600,000	2.463		11/01/19	20,606,457
Bank of Montreal (1 Mo. LIBOR + 0.40%)
15,000,000	2.601		12/10/19	15,013,409
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.16%)
27,000,000	2.276	(a)	05/29/20	26,985,393
Bank of Nova Scotia (The) (FEDL01 + 0.29%)
50,000,000	2.410		05/20/20	49,999,852
25,000,000	2.410		07/10/20	24,999,882
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.16%)
20,000,000	2.498	(a)	01/10/20	20,008,265
Bedford Row Funding Corp. (1 Mo. LIBOR + 0.18%)
15,000,000	2.325	(a)	03/27/20	14,994,486
Bedford Row Funding Corp. (1 Mo. LIBOR + 0.19%)
21,000,000	2.387	(a)	04/16/20	21,001,050
BNP Paribas-New York Branch (1 Mo. LIBOR + 0.18%)
20,070,000	2.349		05/21/20	20,060,779
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.18%)
10,000,000	2.409		04/06/20	9,997,603
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.35%)
15,000,000	2.594		11/05/19	15,005,829
Canadian Imperial Bank of Commerce (FEDL01 + 0.30%)
25,000,000	2.420		04/27/20	25,004,690
Canadian Imperial Bank of Commerce (FEDL01 + 0.28%)
25,000,000	2.400		07/10/20	24,999,992
Chariot Funding LLC (3 Mo. LIBOR + 0.05%)
13,000,000	2.326	(a)	10/25/19	12,999,900
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.10%)
30,000,000	2.487	(a)	09/20/19	30,001,332
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.17%)
8,625,000	2.394	(a)	04/02/20	8,623,335
Credit Industriel et Commercial (1 Mo. LIBOR + 0.12%)
18,000,000	2.314	(a)	01/13/20	17,998,689
Credit Suisse AG-New York Branch (1 Mo. LIBOR + 0.22%)
10,000,000	2.433		12/09/19	10,003,850
Credit Suisse AG-New York Branch (SOFR + 0.38%)
5,000,000	2.500		03/06/20	5,002,888
10,000,000	2.500		05/04/20	10,009,893
DNB Bank ASA (1 Mo. LIBOR + 0.20%)
40,000,000	2.370	(a)	07/22/20	39,980,128
DNB Bank ASA (3 Mo. LIBOR + 0.04%)
15,000,000	2.514		03/06/20	14,999,995

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(b) – (continued)
Fairway Finance Company LLC (1 Mo. LIBOR + 0.10%)
$30,000,000	2.301	%(a)	12/12/19	$30,003,774
Lloyds Bank PLC (1 Mo. LIBOR + 0.10%)
20,000,000	2.301		12/10/19	20,000,948
Macquarie Bank Ltd. (3 Mo. LIBOR + 0.12%)
10,000,000	2.329	(a)	05/07/20	10,001,304
Macquarie Bank Ltd. (3 Mo. LIBOR + 0.10%)
5,000,000	2.276	(a)	05/13/20	4,999,984
MUFG Bank, Ltd. (3 Mo. LIBOR + 0.18%)
10,000,000	2.312		02/27/20	10,002,859
National Australia Bank Ltd. (1 Mo. LIBOR + 0.17%)
10,000,000	2.400	(a)	04/01/20	9,998,576
National Bank of Canada (FEDL01 + 0.36%)
28,263,000	2.480	(a)	08/19/20	28,262,928
National Bank of Canada (3 Mo. LIBOR + 0.07%)
9,000,000	2.323	(a)	05/01/20	9,000,554
Natixis-New York Branch (1 Mo. LIBOR + 0.29%)
25,000,000	2.534		06/05/20	25,001,398
Natixis-New York Branch (FEDL01 + 0.40%)
36,000,000	2.520		08/06/20	35,999,849
Natixis-New York Branch (SOFR + 0.34%)
15,000,000	2.460		03/12/20	15,019,351
Old Line Funding Corp. (FEDL01 + 0.20%)
10,000,000	2.320	(a)	10/28/19	9,999,903
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.21%)
5,000,000	2.493		10/24/19	5,001,414
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.08%)
20,000,000	2.400	(a)	04/02/20	20,001,075
Royal Bank of Canada (1 Mo. LIBOR + 0.18%)
20,000,000	2.404	(a)	04/02/20	19,995,424
Royal Bank of Canada (FEDL01 + 0.28%)(a)
15,000,000	2.400		04/09/20	15,000,818
20,000,000	2.400		06/12/20	20,001,496
Skandinaviska Enskilda Banken AB (1 Mo. LIBOR + 0.20%)
40,000,000	2.372		07/20/20	39,984,052
Societe Generale (3 Mo. LIBOR + 0.20%)
20,000,000	2.332	(a)	02/24/20	20,012,358
Societe Generale (3 Mo. LIBOR + 0.21%)
25,000,000	2.730		03/03/20	25,014,772
Societe Generale (3 Mo. LIBOR + 0.18%)
8,000,000	2.463		04/24/20	8,002,494
Standard Chartered Bank (1 Mo. LIBOR + 0.13%)
21,000,000	2.331		12/11/19	21,002,739
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.04%)
15,000,000	2.340		10/18/19	14,999,884
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.42%)
3,616,000	2.544		08/28/20	3,620,234
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.41%)
19,750,000	2.812		06/18/20	19,769,950
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.31%)
16,800,000	2.610		10/18/19	16,808,904
Sumitomo Mitsui Trust Bank Ltd. (1 Mo. LIBOR + 0.18%)
44,650,000	2.362		02/18/20	44,645,364
Svenska Handelsbanken AB (1 Mo. LIBOR + 0.34%)
3,000,000	2.510		11/22/19	3,001,590

Variable Rate Obligations(b) – (continued)
Svenska Handelsbanken AB-New York Branch (3 Mo. LIBOR + 0.21%)
18,000,000	2.629		12/19/19	18,009,876
Svenska Handelsbanken AB-New York Branch (1 Mo. LIBOR + 0.22%)
20,000,000	2.390		07/22/20	19,993,657
Toronto-Dominion Bank (The) (FEDL01 + 0.31%)
20,000,000	2.430		04/30/20	19,998,560
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.08%)
40,000,000	2.367		08/05/20	39,999,850
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.18%)
26,450,000	2.292		06/03/20	26,439,588
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.28%)
15,000,000	2.731		06/11/20	15,025,645
UBS AG-London Branch (1 Mo. LIBOR + 0.25%)
15,000,000	2.480	(a)	10/01/19	15,002,832
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.22%)
15,000,000	2.415		07/15/20	15,008,999
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.39%)
10,000,000	2.603		12/09/19	10,009,436
Wells Fargo Bank N.A. (FEDL01 + 0.29%)
20,000,000	2.410		04/06/20	20,001,166
Westpac Banking Corp. (3 Mo. LIBOR + 0.18%)
25,000,000	2.436	(a)	10/31/19	25,006,911
Westpac Banking Corp. (FEDL01 + 0.26%)
50,000,000	2.380	(a)	06/26/20	49,999,664
Westpac Banking Corp. (3 Mo. LIBOR + 0.10%)
20,000,000	2.487	(a)	09/20/19	20,000,888

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $1,363,905,787)				$1,363,954,072

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $4,840,225,192)				$4,841,980,869

Repurchase Agreements(d) – 24.0%
Barclays Bank PLC (OBFR + 0.35%)
$29,000,000	2.450	%(b)	10/04/19	$29,000,000
Maturity Value: $29,286,174
Settlement Date: 05/16/19
Collateralized by various corporate security issuers, 0.000% to 10.000%, due 03/23/21 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $31,908,684.

BNP Paribas (OBFR + 0.20%)
20,000,000	2.300	(b)	09/06/19	20,000,000
Maturity Value: $21,150,000
Settlement Date: 03/24/17

Collateralized by various asset-backed obligations, 0.000% to
4.900%, due 12/15/23 to 12/15/38, various corporate security issuer, 8.000%, due 08/01/22 and various sovereign debt
security issuers, 4.625% to 4.875%, due 01/22/21 to 01/13/28.
The aggregate market value of the collateral, including accrued interest, was $22,126,536.

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(d) – (continued)
BofA Securities, Inc.
$25,000,000	2.250%		09/03/19	$25,000,111
Maturity Value: $25,006,250
Collateralized by various corporate security issuers, 0.000% to 11.000%, due 05/30/20 to 03/15/46. The aggregate market value of the collateral, including accrued interest, was $27,500,413.
25,000,000	2.300		09/03/19	25,000,248
Maturity Value: $25,006,389

Collateralized by mortgage-backed obligations, 0.000% to
6.395%, due 01/25/29 to 11/25/58 and various asset-backed
obligations, 0.000% to 3.633%, due 09/15/22 to 02/25/70. The aggregate market value of the collateral, including accrued
interest, was $28,750,001.

Citigroup Global Markets, Inc. (3 Mo. LIBOR + 0.43%)
37,000,000	2.752	(b)	12/03/19	37,000,000
Maturity Value: $38,287,059
Settlement Date: 09/10/18

Collateralized by mortgage-backed obligations, 0.000% to
5.156%, due 12/18/33 to 03/25/61 and various asset-backed
obligations, 0.000% to 7.879%, due 12/01/25 to 11/23/52. The aggregate market value of the collateral, including accrued
interest, was $40,700,001.

HSBC Bank PLC
60,000,000	2.440		10/04/19	60,012,266
Maturity Value: $60,142,333
Collateralized by an Exchange-Traded Fund and various equity securities. The aggregate market value of the collateral, including accrued interest, was $64,800,000.

HSBC Securities (USA), Inc.
70,000,000	2.300		09/03/19	70,000,694
Maturity Value: $70,017,889

Collateralized by various asset-backed obligation, 2.350%, due
06/15/22, various corporate security issuers, 0.000% to
11.000%, due 04/15/20 to 12/31/99 and various sovereign debt security issuers, 4.150% to 6.400%, due 03/28/27 to 06/05/49.
The aggregate market value of the collateral, including accrued interest, was $76,363,416.

ING Financial Markets LLC
10,000,000	2.200		09/03/19	9,999,990
Maturity Value: $10,002,444

Collateralized by various corporate security issuers, 2.625% to
4.800%, due 05/14/21 to 03/01/48 and various sovereign debt
security issuers, 3.700% to 8.750%, due 01/08/22 to 02/14/34.
The aggregate market value of the collateral, including accrued interest, was $10,997,921.

J.P. Morgan Securities LLC (OBFR + 0.29%)
135,000,000	2.390	(b)(e)	09/07/19	135,000,000
Maturity Value: $135,268,875
Settlement Date: 08/13/19
Collateralized by an Exchange-Traded Fund and various equity securities. The aggregate market value of the collateral, including accrued interest, was $146,003,475.

Repurchase Agreements(d) – (continued)
J.P. Morgan Securities LLC (SOFR + 0.01%)
40,000,000	2.130	%(b)	09/06/19	40,000,000
Maturity Value: $40,312,400
Settlement Date: 05/01/19
Collateralized by Government National Mortgage Association, 0.000%, due 08/20/49. The market value of the collateral, including accrued interest, was $41,209,752.

Joint Repurchase Agreement Account III
775,200,000	2.167		09/03/19	775,196,411
Maturity Value: $775,386,665

Merrill Lynch, Pierce, Fenner & Smith, Inc. (OBFR + 0.30%)
42,000,000	2.400	(b)	10/04/19	42,000,000
Maturity Value: $42,660,801
Settlement Date: 02/14/19

Collateralized by mortgage-backed obligations, 0.000% to
5.056%, due 08/16/34 to 11/25/58 and various asset-backed
obligations, 0.000% to 3.836%, due 09/15/22 to 02/25/70. The aggregate market value of the collateral, including accrued
interest, was $48,300,001.

MUFG Securities Americas Inc.
25,000,000	2.200		09/03/19	24,999,974
Maturity Value: $25,006,111
Collateralized by municipal debt obligations, 0.000% to 7.425%, due 04/01/25 to 06/01/51. The aggregate market value of the collateral, including accrued interest, was $26,250,001.
40,000,000	2.270		09/03/19	40,000,266
Maturity Value: $40,010,089
Collateralized by an Exchange-Traded Fund and various equity securities. The aggregate market value of the collateral, including accrued interest, was $43,200,000.

Royal Bank of Canada-New York Branch
45,000,000	2.170		09/03/19	44,999,806
Maturity Value: $45,010,850

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
4.500%, due 03/01/48 to 02/01/49, Federal National Mortgage
Association, 0.000% to 5.000%, due 11/01/33 to 08/01/49 and
Government National Mortgage Association, 5.000%, due
11/20/48 to 02/20/49. The aggregate market value of the
collateral, including accrued interest, was $45,900,000.

Societe Generale-Paris Branch
50,000,000	2.320		09/03/19	50,000,606
Maturity Value: $50,012,889

Collateralized by various corporate security issuers, 6.500% to
9.500%, due 08/15/22 to 07/15/33 and various sovereign debt
security issuers, 4.625% to 7.625%, due 01/13/28 to 04/26/29.
The aggregate market value of the collateral, including accrued interest, was $54,999,999.

Societe Generale-Paris Branch (OBFR + 0.36%)
36,000,000	2.460	(b)	10/04/19	36,000,000
Maturity Value: $36,339,480
Settlement Date: 05/23/19

Collateralized by various corporate security issuers, 4.900% to
11.500%, due 06/01/21 to 12/31/99 and various sovereign debt security issuers, 4.250% to 7.625%, due 01/07/25 to 04/26/29.
The aggregate market value of the collateral, including accrued interest, was $39,600,117.

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(d) – (continued)
Wells Fargo Securities LLC (3 Mo. LIBOR + 0.20%)
$27,000,000	2.338	%(b)	11/27/19	$27,000,000
Maturity Value: $27,562,873
Settlement Date: 01/10/19

Collateralized by municipal debt obligations, 4.329% to 8.250%, due 07/01/24 to 07/01/58 and various asset-backed obligations,
0.000% to 6.410%, due 10/15/21 to 02/25/57. The aggregate
market value of the collateral, including accrued interest, was
$29,699,999.

TOTAL REPURCHASE AGREEMENTS (Cost $1,491,200,000)				$1,491,210,372

TOTAL INVESTMENTS – 101.9% (Cost $6,331,425,192)				$6,333,191,241

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%				(87,178,214)

NET ASSETS – 100.0%				$6,246,013,027

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

(c)	Rate shown is that which is in effect on August 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Unless noted, all repurchase agreements were entered into on August 31, 2019. Additional information on Joint Repurchase Agreement Account III appears on page 40.

(e)	The instrument is subject to a demand feature.

(f)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rates
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes
WI	—When Issued Security

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 101.1%
United States Cash Management Bill
$1,188,730,000	2.145%		09/16/19	$1,187,650,679
United States Treasury Bills
80,500,000	1.978		09/03/19	80,491,279
5,000,000	2.028		09/03/19	4,999,444
678,700,000	2.082		09/10/19	678,312,942
500,000,000	2.083		09/10/19	499,714,853
1,150,000,000	2.087		09/10/19	1,149,344,163
652,300,000	2.051		09/17/19	651,691,856
959,970,000	2.056		09/17/19	959,075,013
500,000,000	2.061		09/17/19	499,533,846
500,000,000	2.067		09/17/19	499,533,846
3,100,000,000	2.072		09/17/19	3,097,109,847
202,900,000	2.082		09/24/19	202,628,031
2,691,150,000	2.092		09/24/19	2,687,542,760
20,000,000	2.082	(a)	10/01/19	19,968,111
541,500,000	2.087	(a)	10/01/19	540,634,503
2,496,000,000	2.092	(a)	10/01/19	2,492,000,856
3,711,700,000	1.983		10/15/19	3,702,826,979
133,000,000	2.014		10/15/19	132,678,140
240,000,000	2.023		10/15/19	239,416,267
15,900,000	2.033		10/15/19	15,861,133
448,000,000	2.004		10/22/19	446,749,707
3,500,000,000	2.019		10/22/19	3,490,157,701
240,000,000	2.024		10/22/19	239,323,400
221,500,000	2.019	(a)	10/29/19	220,816,057
2,006,225,000	2.024	(a)	10/29/19	2,000,014,610
247,500,000	2.034	(a)	10/29/19	246,730,000
30,000,000	1.971	(a)	11/29/19	29,859,713
26,500,000	1.977		11/29/19	26,372,903
37,200,000	1.982		11/29/19	37,021,125
536,800,000	1.987		11/29/19	534,212,178
4,900,000	1.988		11/29/19	4,876,366
652,900,000	1.992		11/29/19	649,744,407
53,600,000	1.928		12/26/19	53,273,576
222,000,000	2.080		12/26/19	220,547,873
12,000,000	2.090		12/26/19	11,921,120
97,900,000	2.100		12/26/19	97,253,316
4,013,790,000	2.090		01/02/20	3,985,813,875
1,894,100,000	2.126		01/09/20	1,879,907,400
60,350,000	2.043		01/16/20	59,891,818
200,900,000	2.064		01/23/20	199,278,507
115,700,000	2.084		01/23/20	114,758,202
32,600,000	2.028		01/30/20	32,329,257
554,700,000	2.048		01/30/20	550,046,683
57,800,000	2.054		01/30/20	57,313,910
1,374,800,000	2.085		01/30/20	1,363,065,127
9,200,000	1.929		02/06/20	9,123,888
22,100,000	1.934		02/06/20	21,916,681
6,900,000	1.939		02/06/20	6,842,613
4,200,000	1.945		02/06/20	4,164,977
5,650,000	1.950		02/06/20	5,602,761
3,400,000	1.960		02/06/20	3,371,424
54,800,000	1.878		02/27/20	54,300,003
64,410,000	1.880		02/27/20	63,821,521
900,000,000	1.883		02/27/20	891,766,000
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.00%)
2,418,200,000	1.960	(b)	01/31/20	2,418,466,589
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
19,600,000	1.993	(b)	04/30/20	19,598,371

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
286,600,000	2.003	%(b)	07/31/20	286,563,333
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
8,313,400,000	2.008	(b)	10/31/19	8,313,794,155
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
992,400,000	2.075	(b)	01/31/21	991,489,873
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
651,250,000	2.099	(b)	04/30/21	650,484,025
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
1,677,400,000	2.180	(b)	07/31/21	1,677,057,407
United States Treasury Notes
877,000,000	1.000		09/30/19	876,284,441
248,000,000	1.375		09/30/19	247,865,639
422,000,000	1.750		09/30/19	421,904,472
1,736,700,000	3.375		11/15/19	1,741,661,047
20,000,000	1.375		01/31/20	19,954,688
66,400,000	3.625		02/15/20	66,773,358
35,700,000	1.375		02/29/20	35,529,045
83,300,000	1.375		03/31/20	82,846,158
71,400,000	2.250		03/31/20	71,362,943
85,600,000	1.500		04/15/20	85,181,932
94,000,000	2.375		04/30/20	94,050,563
255,100,000	3.500		05/15/20	257,275,108

TOTAL INVESTMENTS – 101.1%				$55,311,346,394

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%				(612,790,305)

NET ASSETS – 100.0%				$54,698,556,089

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 30.0%
United States Treasury Bills
$200,000	1.987%		11/29/19	$199,036
300,000	1.992		11/29/19	298,550
2,100,000	2.080		12/26/19	2,086,264
33,300,000	2.100		12/26/19	33,080,035
458,600,000	2.126		01/09/20	455,163,684
149,100,000	2.059		01/16/20	147,959,509
2,500,000	2.054		01/30/20	2,478,975
755,500,000	2.085		01/30/20	749,051,283
2,200,000	1.939		02/06/20	2,181,703
10,500,000	1.945		02/06/20	10,412,442
14,000,000	1.950		02/06/20	13,882,948
8,400,000	1.960		02/06/20	8,329,400
37,600,000	1.878		02/27/20	37,256,937
44,200,000	1.880		02/27/20	43,796,168
275,000,000	1.883		02/27/20	272,484,056
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.00%)
114,800,000	1.960	(a)	01/31/20	114,780,624
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
627,300,000	2.003	(a)	07/31/20	627,258,754
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
504,800,000	2.008	(a)	10/31/19	504,804,039
630,565,000	2.005	(a)	10/31/20	630,473,364
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
339,200,000	2.075	(a)	01/31/21	338,888,921
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
216,300,000	2.099	(a)	04/30/21	216,045,596
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
546,500,000	2.180	(a)	07/31/21	546,394,301
United States Treasury Notes
3,600,000	3.375		11/15/19	3,608,918
22,900,000	3.625		02/15/20	23,028,764
11,500,000	1.375		02/29/20	11,444,930
26,800,000	1.375		03/31/20	26,653,986
22,900,000	2.250		03/31/20	22,888,115
27,800,000	1.500		04/15/20	27,664,263
30,400,000	2.375		04/30/20	30,416,395
83,200,000	3.500		05/15/20	83,909,404

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$4,986,921,364

Repurchase Agreements(b) – 68.0%
Bank of Montreal
$250,000,000	2.150	%(c)	09/06/19	$250,000,000
Maturity Value: $250,432,986
Settlement Date: 08/08/19

Collateralized by a U.S. Treasury Inflation-Indexed Note, 1.375%,
due 01/15/20 and a U.S. Treasury Note, 2.875%, due 08/15/28.
The aggregate market value of the collateral, including accrued interest, was $255,000,001.

Repurchase Agreements(b) – (continued)
Barclays Bank PLC
240,000,000	2.150		09/03/19	240,000,000
Maturity Value: $240,057,333
Collateralized by a U.S. Treasury Note, 2.625%, due 12/31/25. The market value of the collateral, including accrued interest, was $244,858,504.

BNP Paribas
100,000,000	2.150		09/03/19	100,000,000
Maturity Value: $100,023,889
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 08/15/39 to 02/15/47. The aggregate market value of the collateral, including accrued interest, was $102,000,000.
237,000,000	2.150		09/03/19	237,000,000
Maturity Value: $237,056,617

Collateralized by a U.S. Treasury Bill, 0.000%, due 11/07/19, a
U.S. Treasury Bond, 3.000%, due 08/15/48, a U.S. Treasury
Inflation-Indexed Bond, 1.000%, due 02/15/46, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 05/15/21 to
05/15/47 and U.S. Treasury Notes, 1.500% to 2.625%, due
05/31/20 to 07/15/21. The aggregate market value of the
collateral, including accrued interest, was $241,740,070.

315,000,000	2.040	(c)	09/07/19	315,000,000
Maturity Value: $316,071,001
Settlement Date: 08/26/19

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
1.000%, due 02/15/48, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/20 to 11/15/45, U.S. Treasury
Notes, 2.250% to 2.750%, due 12/31/20 to 08/15/24 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/23 to 02/15/44. The aggregate market value of the
collateral, including accrued interest, was $321,300,001.

350,000,000	2.200	(c)	09/07/19	350,000,000
Maturity Value: $351,946,389
Settlement Date: 07/03/19

Collateralized by U.S. Treasury Bonds, 2.875% to 4.375%, due
05/15/41 to 11/15/46, U.S. Treasury Inflation-Indexed Bonds,
0.625% to 2.375%, due 01/15/27 to 02/15/43, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 05/15/21 to
11/15/45, U.S. Treasury Notes, 1.250% to 2.875%, due
08/15/20 to 02/15/27 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 11/15/22 to 05/15/46. The
aggregate market value of the collateral, including accrued
interest, was $357,000,003.

BNP Paribas (Overnight Treasury + 0.02%)
700,000,000	2.170	(a)(c)	09/01/19	700,000,000
Maturity Value: $754,937,187
Settlement Date: 02/23/16

Collateralized by U.S. Treasury Bills, 0.000%, due 11/07/19 to
04/23/20, U.S. Treasury Bonds, 2.250% to 7.625%, due
08/15/23 to 08/15/46, U.S. Treasury Inflation-Indexed Bonds,
0.875% to 3.875%, due 01/15/25 to 02/15/47, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/20 to
02/15/47, U.S. Treasury Notes, 1.125% to 2.625%, due
06/30/20 to 05/15/24 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 11/15/22 to 08/15/45. The
aggregate market value of the collateral, including accrued
interest, was $714,000,037.

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
BofA Securities, Inc.
$100,000,000	2.100%		09/03/19	$100,000,000
Maturity Value: $100,023,333
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.375%, due 07/15/25. The market value of the collateral, including accrued interest, was $102,000,050.
21,000,000	2.150		09/03/19	21,000,000
Maturity Value: $21,005,017
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.375%, due 07/15/27. The market value of the collateral, including accrued interest, was $21,420,066.

CIBC Wood Gundy Securities
1,300,000,000	2.170	(c)	09/07/19	1,300,000,000
Maturity Value: $1,302,664,279
Settlement Date: 08/16/19

Collateralized by a U.S. Treasury Bond, 3.000%, due 05/15/45,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.875%, due
04/15/21 to 07/15/29 and U.S. Treasury Notes, 1.125% to
2.750%, due 02/28/21 to 05/15/26. The aggregate market value of the collateral, including accrued interest, was
$1,326,000,070.

Citigroup Global Markets, Inc.
187,000,000	2.160		09/03/19	187,000,000
Maturity Value: $187,044,880

Collateralized by U.S. Treasury Bills, 0.000%, due 09/10/19 to
08/13/20 and a U.S. Treasury Note, 1.375%, due 09/30/20. The
aggregate market value of the collateral, including accrued
interest, was $190,740,026.

Credit Agricole Corporate and Investment Bank
150,000,000	2.100		09/03/19	150,000,000
Maturity Value: $150,035,000

Collateralized by U.S. Treasury Bills, 0.000%, due 09/05/19 to
06/18/20, U.S. Treasury Bonds, 2.500% to 8.750%, due
02/15/20 to 02/15/46, U.S. Treasury Floating Rate Notes,
1.960% to 2.008%, due 10/31/19 to 10/31/20, a U.S. Treasury
Inflation-Indexed Note, 0.125%, due 04/15/20 and U.S.
Treasury Notes, 0.875% to 2.875%, due 09/15/19 to 08/15/29.
The aggregate market value of the collateral, including accrued interest, was $153,000,071.

325,000,000	2.150		09/03/19	325,000,000
Maturity Value: $325,077,639

Collateralized by U.S. Treasury Bonds, 2.875% to 5.375%, due
02/15/31 to 11/15/46, a U.S. Treasury Inflation-Indexed Bond,
1.750%, due 01/15/28, a U.S. Treasury Inflation-Indexed Note,
0.125%, due 04/15/21 and U.S. Treasury Notes, 1.250% to
2.625%, due 03/31/21 to 11/15/24. The aggregate market value of the collateral, including accrued interest, was $331,500,020.

Daiwa Capital Markets America, Inc.
174,632,354	2.170		09/03/19	174,632,354
Maturity Value: $174,674,460
Collateralized by a U.S. Treasury Bond, 3.000%, due 11/15/44. The market value of the collateral, including accrued interest, was $178,125,001.

Repurchase Agreements(b) – (continued)
Daiwa Capital Markets America, Inc. – (continued)
325,367,646	2.170		09/03/19	325,367,646
Maturity Value: $325,446,096
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/46. The market value of the collateral, including accrued interest, was $331,874,999.

HSBC Bank PLC (Overnight Treasury + 0.02%)
100,000,000	2.180	(a)	09/06/19	100,000,000
Maturity Value: $100,369,389
Settlement Date: 07/11/19
Collateralized by a U.S. Treasury Note, 2.625%, due 07/31/20. The market value of the collateral, including accrued interest, was $102,000,335.
175,000,000	2.180	(a)	09/06/19	175,000,000
Maturity Value: $176,038,528
Settlement Date: 06/04/19
Collateralized by U.S. Treasury Notes, 1.750% to 2.125%, due 08/15/21 to 01/31/23. The aggregate market value of the collateral, including accrued interest, was $178,500,096.

J.P. Morgan Securities LLC
2,678,300,000	2.150		09/03/19	2,678,300,000
Maturity Value: $2,678,939,816

Collateralized by U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/24 to 11/15/48 and U.S. Treasury Principal-
Only Stripped Securities, 0.000%, due 11/15/26 to 02/15/49.
The aggregate market value of the collateral, including accrued interest, was $2,732,518,614.

Joint Repurchase Agreement Account I
1,850,000,000	2.151		09/03/19	1,850,000,000
Maturity Value: $1,850,442,177

MUFG Securities Americas Inc.
250,000,000	2.150		09/03/19	250,000,000
Maturity Value: $250,059,722

Collateralized by U.S. Treasury Bills, 0.000%, due 12/05/19 to
01/02/20, U.S. Treasury Bonds, 2.500% to 3.625%, due
02/15/44 to 11/15/46, a U.S. Treasury Inflation-Indexed Bond,
2.375%, due 01/15/25, U.S. Treasury Inflation-Indexed Notes,
0.125% to 1.375%, due 01/15/20 to 07/15/28 and U.S. Treasury
Notes, 1.250% to 2.875%, due 02/29/20 to 04/30/26. The
aggregate market value of the collateral, including accrued
interest, was $255,000,013.

MUFG Securities Americas Inc. (Overnight Treasury + 0.02%)
100,000,000	2.170	(a)	09/06/19	100,000,000
Maturity Value: $100,789,639
Settlement Date: 05/02/19

Collateralized by a U.S. Treasury Bond, 3.000%, due 02/15/49
and U.S. Treasury Notes, 1.500% to 2.000%, due 08/15/22 to
08/15/25. The aggregate market value of the collateral,
including accrued interest, was $102,000,004.

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Norinchukin Bank
$35,000,000	2.400%	09/06/19	$35,000,000
Maturity Value: $35,214,667
Settlement Date: 06/06/19

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%, due
01/15/21 to 01/15/27 and a U.S. Treasury Note, 3.375%, due
11/15/19. The aggregate market value of the collateral,
including accrued interest, was $35,700,013.

100,000,000	2.380	09/17/19	100,000,000
Maturity Value: $100,608,222
Settlement Date: 06/17/19

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%, due
01/15/21 to 01/15/27 and a U.S. Treasury Note, 3.375%, due
11/15/19. The aggregate market value of the collateral,
including accrued interest, was $102,000,002.

375,000,000	2.080	11/20/19	375,000,000
Maturity Value: $377,015,000
Settlement Date: 08/19/19

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%, due
01/15/21 to 01/15/27 and a U.S. Treasury Note, 2.000%, due
11/15/26. The aggregate market value of the collateral,
including accrued interest, was $382,500,061.

Prudential Insurance Company of America (The)
7,965,000	2.170	09/03/19	7,965,000
Maturity Value: $7,966,920
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/26. The market value of the collateral, including accrued interest, was $8,124,300.
10,576,125	2.170	09/03/19	10,576,125
Maturity Value: $10,578,675
Collateralized by a U.S. Treasury Bond, 6.625%, due 02/15/27. The market value of the collateral, including accrued interest, was $10,787,648.
12,760,000	2.170	09/03/19	12,760,000
Maturity Value: $12,763,077
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 11/15/45. The market value of the collateral, including accrued interest, was $13,015,200.
25,575,000	2.170	09/03/19	25,575,000
Maturity Value: $25,581,166
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $26,086,500.
53,718,750	2.170	09/03/19	53,718,750
Maturity Value: $53,731,702
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/36. The market value of the collateral, including accrued interest, was $54,793,125.
88,312,500	2.170	09/03/19	88,312,500
Maturity Value: $88,333,793
Collateralized by a U.S. Treasury Floating Rate Note, 2.003%, due 07/31/20. The market value of the collateral, including accrued interest, was $90,078,750.

Repurchase Agreements(b) – (continued)
Sumitomo Mitsui Banking Corp.
500,000,000	2.150	09/03/19	500,000,000
Maturity Value: $500,119,444
Collateralized by U.S. Treasury Notes, 1.375% to 2.375%, due 07/31/20 to 01/31/23. The aggregate market value of the collateral, including accrued interest, was $510,121,871.

Wells Fargo Securities LLC
200,000,000	2.100	09/03/19	200,000,000
Maturity Value: $200,046,667
Collateralized by U.S. Treasury Notes, 2.375% to 2.625%, due 01/31/26 to 05/15/27. The aggregate market value of the collateral, including accrued interest, was $204,000,106.

TOTAL REPURCHASE AGREEMENTS			$11,337,207,375

TOTAL INVESTMENTS – 98.0%			$16,324,128,739

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			238,387,137

NET ASSETS – 100.0%			$16,562,514,876

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

(b)	Unless noted, all repurchase agreements were entered into on August 31, 2019. Additional information on Joint Repurchase Agreement Account I appears on page 39.

(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 104.2%
United States Treasury Bills
$399,500,000	2.030%		09/03/19	$399,455,578
425,600,000	2.061		09/17/19	425,209,699
300,000,000	2.062		09/17/19	299,725,251
942,550,000	2.072		09/17/19	941,695,420
859,600,000	2.092		09/24/19	858,459,345
148,500,000	2.087	(a)	10/01/19	148,262,648
14,300,000	2.092	(a)	10/01/19	14,277,311
287,000,000	2.092	(a)	10/01/19	286,540,163
39,300,000	2.014		10/15/19	39,204,619
10,000,000	2.023		10/15/19	9,975,678
4,100,000	2.033		10/15/19	4,089,978
956,000,000	2.019		10/22/19	953,311,646
10,000,000	2.024		10/22/19	9,971,808
222,900,000	2.024	(a)	10/29/19	222,210,000
2,500,000	2.034	(a)	10/29/19	2,492,222
50,500,000	2.034	(a)	10/29/19	50,344,067
1,700,000	1.987		11/29/19	1,691,805
2,400,000	1.992		11/29/19	2,388,400
5,700,000	1.992		11/29/19	5,669,914
10,100,000	1.928		12/26/19	10,038,491
12,400,000	2.080		12/26/19	12,318,890
14,100,000	2.090		12/26/19	14,006,862
5,950,000	2.090		01/02/20	5,908,894
750,000,000	2.090		01/02/20	744,772,498
664,900,000	2.126		01/09/20	659,917,866
9,345,000	2.043		01/16/20	9,274,052
13,000,000	2.064		01/23/20	12,893,615
63,500,000	2.064		01/23/20	62,988,190
76,000,000	2.048		01/30/20	75,362,444
9,000,000	2.054		01/30/20	8,924,311
1,800,000	2.085		01/30/20	1,785,051
244,000,000	2.085		01/30/20	241,917,291
3,600,000	1.934		02/06/20	3,570,138
1,100,000	1.939		02/06/20	1,090,851
700,000	1.945		02/06/20	694,163
830,000	1.950		02/06/20	823,061
525,000	1.960		02/06/20	520,588
1,600,000	1.960		02/06/20	1,586,763
10,450,000	1.880		02/27/20	10,354,524
8,700,000	1.883		02/27/20	8,620,621
145,000,000	1.883		02/27/20	143,673,411
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.00%)
299,500,000	1.960	(b)	01/31/20	299,531,339
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
17,600,000	2.003	(b)	07/31/20	17,596,838
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
1,212,500,000	2.008	(b)	10/31/19	1,212,563,484
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
152,600,000	2.075	(b)	01/31/21	152,460,051
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
148,300,000	2.099	(b)	04/30/21	148,125,575
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
302,900,000	2.180	(b)	07/31/21	302,841,504

U.S. Treasury Obligations – (continued)
United States Treasury Notes
2,300,000	3.375		11/15/19	2,305,697
5,000,000	1.375	(a)	01/31/20	4,988,672
10,600,000	3.625		02/15/20	10,659,602
5,300,000	1.375		02/29/20	5,274,620
12,300,000	1.375		03/31/20	12,232,986
10,600,000	2.250		03/31/20	10,594,498
12,900,000	1.500		04/15/20	12,837,009
14,100,000	2.375		04/30/20	14,107,603
38,300,000	3.500		05/15/20	38,626,565

TOTAL INVESTMENTS – 104.2%				$8,950,764,170

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%				(363,426,352)

NET ASSETS – 100.0%				$8,587,337,818

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2019

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2019, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 3, 2019, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,700,000,000	$1,700,406,325	$1,734,023,408
Treasury Obligations	1,850,000,000	1,850,442,177	1,887,025,474

REPURCHASE AGREEMENTS — At August 31, 2019, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations
Bank of Nova Scotia (The)	2.150%	$95,774,648	$104,225,352
BNP Paribus	2.150	622,535,211	677,464,789
Citigroup Global Markets, Inc.	2.160	191,549,296	208,450,704
Credit Agricole Corporate and Investment Bank	2.150	359,154,930	390,845,070
Wells Fargo Securities, LLC	2.150	430,985,915	469,014,085

TOTAL		$1,700,000,000	$1,850,000,000

At August 31, 2019, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	09/12/19 to 07/16/20
U.S. Treasury Bonds	2.250 to 8.750	05/15/20 to 11/15/47
U.S. Treasury Inflation-Indexed Bonds	1.000 to 2.500	01/15/29 to 02/15/49
U.S. Treasury Inflation-Indexed Notes	0.125 to 0.750	04/15/20 to 07/15/28
U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/21 to 02/15/46
U.S. Treasury Notes	1.125 to 2.875	08/15/20 to 8/15/29
U.S. Treasury Principal-Only Stripped Securities	0.000	02/15/23 to 11/15/48

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments (continued)

August 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2019, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 3, 2019, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$3,855,200,000	$3,856,128,315	$3,970,598,825
Money Market	1,915,700,000	1,916,161,292	1,973,043,206
Prime Obligations	775,200,000	775,386,665	798,404,287

REPURCHASE AGREEMENTS — At August 31, 2019, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	2.170%	$364,681,081	$181,214,865	$73,329,730
Bank of America, N.A.	2.160	260,486,487	129,439,189	52,378,378
BofA Securities, Inc.	2.160	885,654,054	440,093,243	178,086,487
Bank of Nova Scotia (The)	2.170	1,250,335,135	621,308,108	251,416,216
Citigroup Global Markets, Inc.	2.180	52,097,297	25,887,838	10,475,676
Wells Fargo Securities, LLC	2.170	1,041,945,946	517,756,757	209,513,513

TOTAL		$3,855,200,000	$1,915,700,000	$775,200,000

At August 31, 2019, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 5.000%	10/01//28 to 03/01/49
Federal National Mortgage Association	2.500 to 5.000	11/01/26 to 05/01/58
Government National Mortgage Association	3.000 to 6.000	10/15/36 to 07/20/49
Tennessee Valley Authority	0.000	03/15/21
U.S. Treasury Floating Rate Notes	2.180	7/31/21
U.S. Treasury Notes	1.125 to 2.750	09/30/20 to 04/30/23
U.S. Treasury Principal-Only Stripped Securities	0.000	02/15/27 to 8/15/29

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2019

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Assets:
Investments, at value (cost $1,533,345,372, $38,239,236,876, $14,476,897,699 and $4,840,225,192)	$1,533,345,372	$38,239,236,876	$14,481,847,291	$4,841,980,869
Repurchase agreements, at value (cost $0, $71,885,051,250, $4,048,700,000 and $1,491,200,000)	—	71,885,051,250	4,048,723,986	1,491,210,372
Cash	206,762	491,956,801	3,813	30,982
Receivables:
Investments sold	1,102,469	—	—	—
Interest	696,377	138,714,133	22,592,848	8,996,566
Reimbursement from investment advisor	75,110	—	—	1,122
Fund shares sold	—	24,501,892	—	33,051,361
Other assets	1,190	206,857	22,854	7,361
Total assets	1,535,427,280	110,779,667,809	18,553,190,792	6,375,278,633

Liabilities:
Payables:
Investments purchased	1,095,165	—	749,980,069	120,000,000
Dividend distribution	685,203	93,891,400	15,969,302	4,897,347
Management fees	205,968	14,737,789	1,809,675	644,678
Distribution and Service fees and Transfer Agency fees	12,893	1,000,472	150,820	53,728
Fund shares redeemed	—	11,656,856	—	3,404,871
Accrued expenses	318,704	3,764,565	446,789	264,982
Total liabilities	2,317,933	125,051,082	768,356,655	129,265,606

Net Assets:
Paid-in capital	1,533,019,739	110,648,899,521	17,779,547,545	6,244,066,247
Total distributable earnings (loss)	89,608	5,717,206	5,286,592	1,946,780
NET ASSETS	$1,533,109,347	$110,654,616,727	$17,784,834,137	$6,246,013,027
Net Assets:
Institutional Shares	$1,453,995,220	$100,539,271,326	$17,728,766,992	$6,122,573,826
Select Shares	48,952	825,651,235	34,942,517	98,995,918
Preferred Shares	5,536,167	1,755,404,442	4,900,503	2,839,295
Capital Shares	625,646	1,302,390,935	11,720,360	6,754,927
Administration Shares	61,267,382	4,862,852,745	4,492,960	9,748,109
Premier Shares	51,518	190,632,817	1,040	1,040
Service Shares	11,492,583	665,251,713	7,705	5,097,853
Class A Shares	—	244,294,691	—	—
Class C Shares	—	4,532,076	—	—
Resource Shares	—	70,840,936	1,032	1,031
Cash Management Shares	91,879	96,690,210	1,028	1,028
Class R6 Shares	—	96,803,601	—	—
Total Net Assets	$1,533,109,347	$110,654,616,727	$17,784,834,137	$6,246,013,027
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	1,453,914,909	100,534,070,843	17,718,663,770	6,118,787,398
Select Shares	48,949	825,607,777	34,923,039	98,951,434
Preferred Shares	5,535,856	1,755,312,465	4,897,753	2,838,050
Capital Shares	625,611	1,302,322,939	11,713,816	6,751,108
Administration Shares	61,264,004	4,862,605,041	4,490,742	9,742,852
Premier Shares	51,515	190,622,844	1,040	1,039
Service Shares	11,491,946	665,217,058	7,704	5,095,623
Class A Shares	—	244,281,931	—	—
Class C Shares	—	4,531,839	—	—
Resource Shares	—	70,837,389	1,032	1,031
Cash Management Shares	91,872	96,685,373	1,027	1,027
Class R6 Shares	—	96,798,558	—	—
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00	$1.00	$1.0006	$1.0006
Select Shares	1.00	1.00	1.0006	1.0004
Preferred Shares	1.00	1.00	1.0006	1.0004
Capital Shares	1.00	1.00	1.0006	1.0006
Administration Shares	1.00	1.00	1.0005	1.0005
Premier Shares	1.00	1.00	1.0006	1.0005
Service Shares	1.00	1.00	1.0002	1.0004
Class A Shares	—	1.00	—	—
Class C Shares	—	1.00	—	—
Resource Shares	—	1.00	1.0006	1.0005
Cash Management Shares	1.00	1.00	1.0007	1.0005
Class R6 Shares	—	1.00	—	—

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2019

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Assets:
Investments, at value (cost $55,311,346,394, $4,986,921,364 and $8,950,764,170)	$55,311,346,394	$4,986,921,364	$8,950,764,170
Repurchase agreements, at value (cost $0, $11,337,207,375 and $0)	—	11,337,207,375	—
Cash	123,032,811	349,468,772	113,993,442
Receivables:
Investments sold	4,940,998,280	—	366,204,584
Interest	57,097,228	12,558,396	4,734,075
Fund shares sold	15,968,970	2,064,826	86,237
Other assets	119,204	34,452	19,675
Total assets	60,448,562,887	16,688,255,185	9,435,802,183

Liabilities:
Payables:
Investments purchased	5,692,297,934	—	841,795,755
Dividend distribution	43,794,439	15,241,248	4,592,245
Management fees	8,517,675	2,604,201	1,342,692
Fund shares redeemed	3,402,794	106,440,440	3,989
Distribution and Service fees and Transfer Agency fees	474,877	148,019	131,717
Accrued expenses	1,519,079	1,306,401	597,967
Total liabilities	5,750,006,798	125,740,309	848,464,365

Net Assets:
Paid-in capital	54,692,486,763	16,561,273,920	8,586,415,876
Total distributable earnings (loss)	6,069,326	1,240,956	921,942
NET ASSETS	$54,698,556,089	$16,562,514,876	$8,587,337,818
Net Assets:
Institutional Shares	$51,789,901,246	$12,649,124,635	$7,395,030,418
Select Shares	141,727,536	50,889,881	8,324,926
Preferred Shares	92,406,025	461,458,645	38,418,782
Capital Shares	766,401,152	390,679,708	162,212,122
Administration Shares	1,716,942,398	2,034,113,455	473,936,644
Premier Shares	151,939,048	17,485,388	161,002,971
Service Shares	26,722,535	936,397,783	124,909,662
Resource Shares	1,022	1,024	1,022
Cash Management Shares	12,515,127	22,364,357	223,501,271
Total Net Assets	$54,698,556,089	$16,562,514,876	$8,587,337,818
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	51,784,148,195	12,648,191,935	7,394,220,490
Select Shares	141,711,808	50,886,066	8,324,017
Preferred Shares	92,396,344	461,424,852	38,414,648
Capital Shares	766,317,846	390,650,528	162,195,196
Administration Shares	1,716,758,671	2,033,957,085	473,901,669
Premier Shares	151,922,103	17,484,085	160,985,374
Service Shares	26,719,547	936,315,744	124,896,481
Resource Shares	1,022	1,024	1,022
Cash Management Shares	12,513,754	22,362,603	223,476,979
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	1.00	1.00	1.00
Preferred Shares	1.00	1.00	1.00
Capital Shares	1.00	1.00	1.00
Administration Shares	1.00	1.00	1.00
Premier Shares	1.00	1.00	1.00
Service Shares	1.00	1.00	1.00
Resource Shares	1.00	1.00	1.00
Cash Management Shares	1.00	1.00	1.00

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the year ended August 31, 2019

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Investment income:

Interest income — from unaffiliated issuers	$21,963,911	$2,429,802,801	$351,387,967	$119,272,854

Interest income — from affiliated issuers	—	2,385,820	—	—

Total investment income	21,963,911	2,432,188,621	351,387,967	119,272,854

Expenses:
Fund-Level Expenses:

Management fees	1,694,189	164,279,345	21,889,436	7,442,560

Registration fees	137,938	1,229,947	401,598	209,317

Professional fees	95,541	118,506	101,917	107,668

Transfer Agency fees	94,122	10,267,459	1,368,090	465,160

Custody, accounting and administrative services	63,889	3,629,990	599,698	231,290

Trustee fees	15,819	165,734	37,244	—

Printing and mailing fees	—	687,259	78,226	52,386

Other	29,066	797,615	85,007	94,125
Subtotal	2,130,564	181,175,855	24,561,216	8,602,506
Class Specific Expenses:

Administration Share fees	136,306	12,657,896	5,342	60,063

Service Share fees	50,075	3,073,589	350	25,970

Preferred Share fees	9,421	980,312	2,106	2,624

Capital Share fees	1,844	2,125,585	8,100	7,822

Premier Share fees	179	697,625	4	4

Cash Management Share fees	282	74,791	5	5

Distribution fees — Cash Management Shares	170	44,875	3	3

Select Share fees	14	195,569	9,691	22,352

Resource Share fees	—	313,990	5	7

Distribution and Service fees — Class A Shares	—	261,738	—	—

Distribution fees — Resource Shares	—	94,197	2	—

Distribution fees — Class C Shares	—	45,851	—	—

Total expenses	2,328,855	201,741,873	24,586,824	8,721,356

Less — expense reductions	(357,451)	(809)	(7,108,848)	(2,448,109)

Net expenses	1,971,404	201,741,064	17,477,976	6,273,247

NET INVESTMENT INCOME	$19,992,507	$2,230,447,557	$333,909,991	$112,999,607

Net realized gain from investment transactions	287,443	16,512,656	1,138,835	473,503

Net change in unrealized gain from investment transactions	—	—	3,681,721	1,330,549

Net realized and unrealized gain	287,443	16,512,656	4,820,556	1,804,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,279,950	$2,246,960,213	$338,730,547	$114,803,659

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations (continued)

For the year ended August 31, 2019

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Investment income:

Interest income — from unaffiliated issuers	$1,249,501,398	$385,027,027	$201,647,677

Interest income — from affiliated issuers	—	430,708	—

Total investment income	1,249,501,398	385,457,735	201,647,677

Expenses:
Fund-Level Expenses:

Management fees	97,508,783	29,326,128	15,702,587

Transfer Agency fees	5,417,155	1,629,229	872,366

Custody, accounting and administrative services	1,848,115	596,362	319,064

Printing and mailing fees	575,026	80,257	84,542

Registration fees	428,186	346,140	118,832

Professional fees	96,222	103,224	97,557

Trustee fees	93,326	37,683	24,179

Other	457,951	188,962	118,628
Subtotal	106,424,764	32,307,985	17,337,755
Class Specific Expenses:

Administration Share fees	5,376,660	4,646,382	894,586

Capital Share fees	1,057,363	500,850	252,714

Service Share fees	531,593	5,458,267	604,756

Premier Share fees	488,090	57,061	482,853

Select Share fees	87,840	19,410	1,920

Preferred Share fees	61,544	356,578	38,254

Cash Management Share fees	32,200	6,683	616,811

Distribution fees — Cash Management Shares	19,320	4,010	370,087

Resource Share fees	5	5	5

Distribution and Service fees — Resource Shares	2	2	2

Total expenses	114,079,381	43,357,233	20,599,743

Less — expense reductions	(153)	(64)	(18)

Net expenses	114,079,228	43,357,169	20,599,725

NET INVESTMENT INCOME	$1,135,422,170	$342,100,566	$181,047,952

Net realized gain from investment transactions	19,078,477	3,418,497	3,922,005

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,154,500,647	$345,519,063	$184,969,957

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund			Government Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:
Net investment income	$19,992,507	$7,770,882		$2,230,447,557	$1,262,100,931
Net realized gain (loss) from investment transactions	287,443	(3,809)		16,512,656	20,449
Net increase in net assets resulting from operations	20,279,950	7,767,073		2,246,960,213	1,262,121,380

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(18,771,613)	(6,922,945	)(a)	(2,060,931,674)	(1,157,085,399	)(a)
Select Shares	(1,031)	(620	)(a)	(14,157,360)	(26,372,855	)(a)
Preferred Shares	(198,625)	(11,468	)(a)	(20,494,217)	(10,128,118	)(a)
Capital Shares	(23,515)	(140,311	)(a)	(29,262,373)	(12,902,791	)(a)
Administration Shares	(1,036,837)	(575,410	)(a)	(99,448,265)	(46,579,598	)(a)
Premier Shares	(922)	(495	)(a)	(3,719,283)	(1,870,618	)(a)
Service Shares	(166,265)	(117,449	)(a)	(10,479,301)	(3,854,546	)(a)
Class A Shares	—	—	(a)	(2,048,233)	(670,689	)(a)
Class C Shares	—	—	(a)	(55,218)	(20,492	)(a)
Resource Shares	—	—	(a)	(973,664)	(492,465	)(a)
Cash Management Shares	(768)	(266	)(a)	(204,841)	(33,066	)(a)
Class R6 Shares	—	—	(a)	(1,249,033)	(381,000	)(a)
Total distributions to shareholders	(20,199,576)	(7,768,964)		(2,243,023,462)	(1,260,391,637)

From share transactions:
Proceeds from sales of shares	2,606,772,443	1,597,928,128		943,916,446,686	814,016,972,049
Reinvestment of distributions	15,043,280	7,165,769		1,079,167,668	623,990,529
Cost of shares redeemed	(1,675,554,481)	(1,657,023,195)		(939,203,429,811)	(798,295,133,217)
Net increase (decrease) in net assets resulting from share transactions	946,261,242	(51,929,298)		5,792,184,543	16,345,829,361
NET INCREASE (DECREASE)	946,341,616	(51,931,189)		5,796,121,294	16,347,559,104

Net assets:(b)
Beginning of year	586,767,731	638,698,920		104,858,495,433	88,510,936,329
End of year	$1,533,109,347	$586,767,731		$110,654,616,727	$104,858,495,433

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Class A Shares	Class C Shares	Resource Shares	Cash Management Shares	Class R6 Shares
Federal Instruments Fund	(6,922,945)	(620)	(11,468)	(140,141)	(575,410)	(495)	(117,449)	—	—	—	(266)	—
Government Fund	(1,156,282,021)	(26,367,861)	(10,117,010)	(12,892,038)	(46,542,413)	(1,869,215)	(3,849,639)	(670,107)	(20,451)	(491,874)	(33,011)	(380,587)

Distributions from net realized gains:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Class A Shares	Class C Shares	Resource Shares	Cash Management Shares	Class R6 Shares
Federal Instruments Fund	—	—	—	(170)	—	—	—	—	—	—	—	—
Government Fund	(803,378)	(4,994)	(11,108)	(10,753)	(37,185)	(1,403)	(4,907)	(582)	(41)	(591)	(55)	(413)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $14,706 and $6,714,936 for the Federal Instruments Fund and Government Fund, respectively as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Money Market Fund			Prime Obligations Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$333,909,991	$94,866,940		$112,999,607	$40,110,969

Net realized gain from investment transactions	1,138,835	266,263		473,503	128,347

Net change in unrealized gain from investment transactions	3,681,721	858,850		1,330,549	208,988

Net increase in net assets resulting from operations	338,730,547	95,992,053		114,803,659	40,448,304

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(333,758,870)	(94,703,705	)(a)	(110,684,532)	(39,411,524	)(a)

Select Shares	(776,671)	(336,271	)(a)	(1,798,426)	(614,919	)(a)

Preferred Shares	(48,834)	(16,262	)(a)	(61,378)	(23,515	)(a)

Capital Shares	(125,595)	(18	)(a)	(118,561)	(22,792	)(a)

Administration Shares	(45,826)	(48,591	)(a)	(535,405)	(151,862	)(a)

Premier Shares	(22)	(14	)(a)	(22)	(15	)(a)

Service Shares	(1,391)	(4,434	)(a)	(102,511)	(6,003	)(a)

Resource Shares	(22)	(14	)(a)	(22)	(15	)(a)

Cash Management Shares	(18)	(11	)(a)	(18)	(11	)(a)

Total distributions to shareholders	(334,757,249)	(95,109,320)		(113,300,875)	(40,230,656)

From share transactions:

Proceeds from sales of shares	85,569,465,008	46,362,347,251		16,195,180,217	13,545,751,948

Reinvestment of distributions	162,186,050	45,984,373		68,630,093	24,278,845

Cost of shares redeemed	(79,561,685,600)	(37,357,864,040)		(13,862,825,962)	(11,218,581,295)

Net increase in net assets resulting from share transactions	6,169,965,458	9,050,467,584		2,400,984,348	2,351,449,498

NET INCREASE	6,173,938,756	9,051,350,317		2,402,487,132	2,351,667,146

Net assets:(b)

Beginning of year	11,610,895,381	2,559,545,064		3,843,525,895	1,491,858,749

End of year	$17,784,834,137	$11,610,895,381		$6,246,013,027	$3,843,525,895

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Money Market Fund	(94,462,241)	(335,508)	(16,206)	(18)	(48,499)	(14)	(4,429)	(14)	(11)
Prime Obligations Fund	(39,294,800)	(612,433)	(23,379)	(22,720)	(151,617)	(15)	(5,979)	(15)	(11)

Distributions from net realized gains:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Money Market Fund	(241,464)	(763)	(56)	—	(92)	—	(5)	—	—
Prime Obligations Fund	(116,724)	(2,486)	(136)	(72)	(245)	—	(24)	—	—

(b)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income was $(3,582) and $(380) for the Money Market Fund and Prime Obligations Fund, respectively as of August 31, 2018.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Instruments Fund			Treasury Obligations Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$1,135,422,170	$669,188,022		$342,100,566	$216,240,443

Net realized gain (loss) from investment transactions	19,078,477	(1,062,940)		3,418,497	303,622

Net increase in net assets resulting from operations	1,154,500,647	668,125,082		345,519,063	216,544,065

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(1,082,622,274)	(631,771,179	)(a)	(274,501,344)	(183,017,133	)(a)

Select Shares	(6,174,970)	(1,088,083	)(a)	(1,362,803)	(1,479,694	)(a)

Preferred Shares	(1,261,805)	(555,409	)(a)	(7,482,570)	(2,135,434	)(a)

Capital Shares	(14,187,561)	(7,223,408	)(a)	(6,772,558)	(3,837,660	)(a)

Administration Shares	(40,483,530)	(25,621,041	)(a)	(35,857,421)	(16,261,506	)(a)

Premier Shares	(2,487,259)	(1,059,275	)(a)	(299,438)	(68,491	)(a)

Service Shares	(1,707,995)	(233,786	)(a)	(18,360,886)	(9,784,439	)(a)

Resource Shares	(16)	(9	)(a)	(16)	(8	)(a)

Cash Management Shares	(89,437)	(297	)(a)	(16,375)	(362	)(a)

Total distributions to shareholders	(1,149,014,847)	(667,552,487)		(344,653,411)	(216,584,727)

From share transactions:

Proceeds from sales of shares	212,108,690,475	215,655,170,491		200,902,685,375	142,342,952,985

Reinvestment of distributions	641,161,052	392,776,668		133,108,626	89,393,406

Cost of shares redeemed	(212,588,469,412)	(209,935,305,042)		(198,899,965,807)	(145,821,281,209)

Net increase (decrease) in net assets resulting from share transactions	161,382,115	6,112,642,117		2,135,828,194	(3,388,934,818)

NET INCREASE (DECREASE)	166,867,915	6,113,214,712		2,136,693,846	(3,388,975,480)

Net assets:(b)

Beginning of year	54,531,688,174	48,418,473,462		14,425,821,030	17,814,796,510

End of year	$54,698,556,089	$54,531,688,174		$16,562,514,876	$14,425,821,030

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Treasury Instruments Fund	(631,727,882)	(1,088,061)	(555,366)	(7,222,661)	(25,618,691)	(1,059,219)	(233,755)	(9)	(297)
Treasury Obligations Fund	(182,742,081)	(1,477,682)	(2,130,572)	(3,831,207)	(16,228,708)	(68,491)	(9,761,043)	(8)	(359)

Distributions from net realized gains:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Treasury Instruments Fund	(43,297)	(22)	(43)	(747)	(2,350)	(56)	(31)	—	—
Treasury Obligations Fund	(275,052)	(2,012)	(4,862)	(6,453)	(32,798)	—	(23,396)	—	(3)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $4,097,675 and $992,202 for the Treasury Instruments Fund and Treasury Obligations Fund, respectively as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Solutions Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$181,047,952	$116,416,989

Net realized gain from investment transactions	3,922,005	705,244

Net increase in net assets resulting from operations	184,969,957	117,122,233

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(166,889,124)	(109,839,322	)(a)

Select Shares	(134,813)	(106,224	)(a)

Preferred Shares	(797,792)	(515,373	)(a)

Capital Shares	(3,373,366)	(2,131,692	)(a)

Administration Shares	(6,782,509)	(3,082,405	)(a)

Premier Shares	(2,503,790)	(474,955	)(a)

Service Shares	(1,983,011)	(1,182,598	)(a)

Resource Shares	(16)	(8	)(a)

Cash Management Shares	(1,690,423)	(136,411	)(a)

Total distributions to shareholders	(184,154,844)	(117,468,988)

From share transactions:

Proceeds from sales of shares	36,822,877,870	37,150,719,127

Reinvestment of distributions	131,480,668	81,317,670

Cost of shares redeemed	(36,813,589,532)	(38,074,196,148)

Net increase (decrease) in net assets resulting from share transactions	140,769,006	(842,159,351)

NET INCREASE (DECREASE)	141,584,119	(842,506,106)

Net assets:(b)

Beginning of year	8,445,753,699	9,288,259,805

End of year	$8,587,337,818	$8,445,753,699

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Treasury Solutions Fund	(108,867,455)	(105,211)	(511,284)	(2,109,950)	(3,051,952)	(471,286)	(1,166,476)	(8)	(133,367)

Distributions from net realized gains:	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Treasury Solutions Fund	(971,867)	(1,013)	(4,089)	(21,742)	(30,453)	(3,669)	(16,122)	0	(3,044)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $83,593 for the Treasury Solutions Fund as of August 31, 2018.

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Institutional Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.013	0.005	0.002

Net realized gain	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.022	0.013	0.005	0.002

Distributions to shareholders from net investment income	(0.022)	(0.013)	(0.005)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.022)	(0.013)	(0.005)	(0.002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.18%	1.34%	0.52%	0.16%

Net assets, end of year (in 000’s)	$1,453,995	$508,647	$556,458	$577,395

Ratio of net expenses to average net assets	0.18%	0.20%	0.20%	0.20	%(e)

Ratio of total expenses to average net assets	0.22%	0.25%	0.28%	0.39	%(e)

Ratio of net investment income to average net assets	2.15%	1.33%	0.51%	0.19	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Select Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.013	0.005	0.001

Net realized gain	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.15%	1.31%	0.49%	0.13%

Net assets, end of year (in 000’s)	$49	$48	$47	$50

Ratio of net expenses to average net assets	0.21%	0.23%	0.23%	0.23	%(e)

Ratio of total expenses to average net assets	0.25%	0.28%	0.31%	0.42	%(e)

Ratio of net investment income to average net assets	2.11%	1.30%	0.48%	0.14	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Preferred Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.012	0.004	0.001

Net realized gain	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.021	0.012	0.004	0.001

Distributions to shareholders from net investment income	(0.021)	(0.012)	(0.004)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.012)	(0.004)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.08%	1.24%	0.42%	0.08%

Net assets, end of year (in 000’s)	$5,536	$2,386	$50	$50

Ratio of net expenses to average net assets	0.28%	0.30%	0.30%	0.29	%(e)

Ratio of total expenses to average net assets	0.32%	0.35%	0.38%	0.49	%(e)

Ratio of net investment income to average net assets	2.09%	1.43%	0.41%	0.08	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Capital Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.019	0.012	0.003	—	(b)

Net realized gain	0.001	— (b)	0.001	—	(b)

Total from investment operations	0.020	0.012	0.004	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.012)	(0.004)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.020)	(0.012)	(0.004)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.03%	1.19%	0.37%	0.05%

Net assets, end of year (in 000’s)	$626	$5,136	$16,147	$50

Ratio of net expenses to average net assets	0.33%	0.35%	0.35%	0.33	%(e)

Ratio of total expenses to average net assets	0.37%	0.40%	0.43%	0.54	%(e)

Ratio of net investment income to average net assets	1.90%	1.04%	0.31%	0.04	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Administration Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.019	0.011	0.003	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.019	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	(0.019)	(0.011)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.019)	(0.011)	(0.003)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.93%	1.09%	0.27%	0.01%

Net assets, end of year (in 000’s)	$61,267	$59,447	$50,768	$43,835

Ratio of net expenses to average net assets	0.43%	0.45%	0.45%	0.39	%(e)

Ratio of total expenses to average net assets	0.47%	0.50%	0.53%	0.64	%(e)

Ratio of net investment income (loss) to average net assets	1.89%	1.08%	0.26%	(0.01	)%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	53

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Premier Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.018	0.010	0.002	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.018	0.010	0.002	—	(b)

Distributions to shareholders from net investment income	(0.018)	(0.010)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.018)	(0.010)	(0.002)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.82%	0.99%	0.19%	0.01%

Net assets, end of year (in 000’s)	$52	$51	$50	$50

Ratio of net expenses to average net assets	0.53%	0.55%	0.53%	0.38	%(e)

Ratio of total expenses to average net assets	0.57%	0.60%	0.63%	0.74	%(e)

Ratio of net investment income to average net assets	1.79%	0.99%	0.19%	—	%(e)(f)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Service Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.016	0.008	0.001	—	(b)

Net realized gain	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.017	0.008	0.001	—	(b)

Distributions to shareholders from net investment income	(0.017)	(0.008)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.017)	(0.008)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.67%	0.84%	0.10%	0.01%

Net assets, end of year (in 000’s)	$11,493	$11,003	$15,129	$14,949

Ratio of net expenses to average net assets	0.68%	0.70%	0.62%	0.39	%(e)

Ratio of total expenses to average net assets	0.72%	0.75%	0.78%	0.89	%(e)

Ratio of net investment income (loss) to average net assets	1.64%	0.83%	0.09%	(0.01	)%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	55

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Federal Instruments Fund
	Cash Management Shares
	Year Ended August 31,				Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.013	0.005	—	(b)	—	(b)

Net realized gain	0.001	— (b)	—	(b)	—	(b)

Total from investment operations	0.014	0.005	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.014)	(0.005)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.014)	(0.005)	—	(b)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.37%	0.53%	0.01%		0.01%

Net assets, end of year (in 000’s)	$92	$50	$50		$50

Ratio of net expenses to average net assets	0.98%	1.00%	0.71%		0.38	%(e)

Ratio of total expenses to average net assets	1.02%	1.05%	1.08%		1.19	%(e)

Ratio of net investment income to average net assets	1.34%	0.53%	0.01%		—	%(e)(f)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.022	0.014	0.006	0.002	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.022	0.014	0.006	0.002	—	(b)

Distributions to shareholders from net investment income	(0.022)	(0.014)	(0.006)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.022)	(0.014)	(0.006)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.23%	1.38%	0.55%	0.20%	0.01%

Net assets, end of year (in 000’s)	$100,539,271	$96,230,361	$79,411,937	$63,804,041	$29,753,210

Ratio of net expenses to average net assets	0.18%	0.17%	0.18%	0.18%	0.14%

Ratio of total expenses to average net assets	0.18%	0.19%	0.23%	0.23%	0.23%

Ratio of net investment income to average net assets	2.19%	1.39%	0.55%	0.21%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	57

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Select Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.022	0.013	0.005	0.002	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.022	0.013	0.005	0.002	—	(b)

Distributions to shareholders from net investment income	(0.022)	(0.013)	(0.005)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.022)	(0.013)	(0.005)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.20%	1.35%	0.52%	0.17%	0.01%

Net assets, end of year (in 000’s)	$825,651	$598,258	$2,921,971	$2,471,275	$203,098

Ratio of net expenses to average net assets	0.21%	0.20%	0.21%	0.21%	0.14%

Ratio of total expenses to average net assets	0.21%	0.22%	0.26%	0.26%	0.26%

Ratio of net investment income to average net assets	2.16%	1.19%	0.52%	0.21%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

58	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Preferred Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.013	0.004	0.001	—	(b)

Net realized gain	— (b)	— (b)	0.001	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.005	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.13%	1.28%	0.45%	0.12%	0.01%

Net assets, end of year (in 000’s)	$1,755,404	$1,330,598	$553,781	$536,818	$249,542

Ratio of net expenses to average net assets	0.28%	0.27%	0.28%	0.27%	0.14%

Ratio of total expenses to average net assets	0.28%	0.29%	0.33%	0.33%	0.33%

Ratio of net investment income to average net assets	2.08%	1.32%	0.43%	0.13%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	59

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Capital Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.012	0.004	0.001	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.021	0.012	0.004	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.012)	(0.004)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.012)	(0.004)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.08%	1.22%	0.40%	0.08%	0.01%

Net assets, end of year (in 000’s)	$1,302,391	$1,287,999	$893,496	$1,390,271	$1,174,099

Ratio of net expenses to average net assets	0.33%	0.32%	0.33%	0.30%	0.14%

Ratio of total expenses to average net assets	0.33%	0.34%	0.38%	0.38%	0.38%

Ratio of net investment income to average net assets	2.05%	1.24%	0.37%	0.07%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

60	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Administration Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.020	0.011	0.003	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.020	0.011	0.003	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.011)	(0.003)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.020)	(0.011)	(0.003)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.97%	1.12%	0.30%	0.02%		0.01%

Net assets, end of year (in 000’s)	$4,862,853	$4,454,065	$4,138,362	$2,673,689		$1,920,203

Ratio of net expenses to average net assets	0.43%	0.42%	0.43%	0.36%		0.14%

Ratio of total expenses to average net assets	0.43%	0.44%	0.48%	0.48%		0.48%

Ratio of net investment income to average net assets	1.95%	1.13%	0.32%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	61

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Premier Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.019	0.010	0.003	—	(b)	—	(b)

Net realized loss	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total from investment operations	0.019	0.010	0.002	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.019)	(0.010)	(0.002)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.019)	(0.010)	(0.002)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.87%	1.02%	0.22%	0.02%		0.01%

Net assets, end of year (in 000’s)	$190,633	$168,032	$101,311	$1		$1

Ratio of net expenses to average net assets	0.53%	0.52%	0.52%	0.20%		0.14%

Ratio of total expenses to average net assets	0.53%	0.54%	0.58%	0.58%		0.58%

Ratio of net investment income to average net assets	1.85%	0.99%	0.28%	0.40%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

62	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.017	0.009	0.001	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.017	0.009	0.001	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.017)	(0.009)	(0.001)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.017)	(0.009)	(0.001)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.72%	0.87%	0.12%	0.01%		0.01%

Net assets, end of year (in 000’s)	$665,252	$587,810	$337,219	$368,299		$468,041

Ratio of net expenses to average net assets	0.68%	0.67%	0.60%	0.36%		0.14%

Ratio of total expenses to average net assets	0.68%	0.69%	0.73%	0.73%		0.73%

Ratio of net investment income (loss) to average net assets	1.69%	0.93%	0.11%	(0.01)%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	63

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Class A Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.019	0.011	0.003	—	(b)

Net realized gain	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.020	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.011)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.020)	(0.011)	(0.003)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.97%	1.12%	0.30%	0.01%

Net assets, end of year (in 000’s)	$244,295	$69,681	$55,506	$1,563

Ratio of net expenses to average net assets	0.43%	0.42%	0.43%	0.43	%(e)

Ratio of total expenses to average net assets	0.43%	0.44%	0.48%	0.48	%(e)

Ratio of net investment income to average net assets	1.94%	1.12%	0.34%	0.02	%(e)

*	Commenced operations on February 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Class C Shares
	Year Ended August 31,				Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.012	0.004	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.012	0.004	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.012)	(0.004)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.012)	(0.004)	—	(b)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.21%	0.39%	0.01%		0.01%

Net assets, end of year (in 000’s)	$4,532	$4,928	$5,937		$413

Ratio of net expenses to average net assets	1.18%	1.15%	0.70%		0.44	%(e)

Ratio of total expenses to average net assets	1.18%	1.19%	1.23%		1.23	%(e)

Ratio of net investment income to average net assets	1.19%	0.37%	0.01%		0.01	%(e)

*	Commenced operations on February 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	65

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Resource Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.015	0.007	0.001	—	(b)	—	(b)

Net realized gain	0.001	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.016	0.007	0.001	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.007)	(0.001)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.016)	(0.007)	(0.001)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.57%	0.72%	0.05%	0.01%		0.01%

Net assets, end of year (in 000’s)	$70,841	$70,747	$74,864	$17,634		$1

Ratio of net expenses to average net assets	0.83%	0.82%	0.69%	0.43%		0.14%

Ratio of total expenses to average net assets	0.83%	0.84%	0.88%	0.88%		0.88%

Ratio of net investment income (loss) to average net assets	1.54%	0.70%	0.06%	(0.01)%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

66	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Cash Management Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income(a)	0.013	0.006	—	(b)	—	(b)	—	(b)

Net realized gain	0.001	— (b)	—	(b)	—	(b)	—	(b)

Total from investment operations	0.014	0.006	—	(b)	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.014)	(0.006)	—	(b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)

Total distributions(c)	(0.014)	(0.006)	—	(b)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total return(d)	1.42%	0.57%	0.02%		0.02%		0.01%

Net assets, end of year (in 000’s)	$96,690	$6,573	$3,779		$14		$4

Ratio of net expenses to average net assets	0.98%	0.97%	0.62%		0.35%		0.14%

Ratio of total expenses to average net assets	0.98%	0.99%	1.03%		1.03%		1.03%

Ratio of net investment income to average net assets	1.35%	0.64%	0.01%		0.06%		0.22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	67

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Government Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.022	0.014	0.006	0.002

Net realized gain	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.022	0.014	0.006	0.002

Distributions to shareholders from net investment income	(0.022)	(0.014)	(0.006)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.022)	(0.014)	(0.006)	(0.002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.23%	1.38%	0.55%	0.18%

Net assets, end of year (in 000’s)	$96,804	$49,441	$12,773	$4,705

Ratio of net expenses to average net assets	0.18%	0.17%	0.18%	0.18	%(e)

Ratio of total expenses to average net assets	0.18%	0.19%	0.23%	0.23	%(e)

Ratio of net investment income to average net assets	2.20%	1.54%	0.56%	0.26	%(e)

*	Commenced operations on December 29, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0003	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0244	0.0187	0.0071	0.003	0.001

Net realized and unrealized gain (loss)	0.0004	(0.0019)	0.0015	— (b)	— (b)

Total from investment operations	0.0248	0.0168	0.0086	0.003	0.001

Distributions to shareholders from net investment income	(0.0245)	(0.0168)	(0.0082)	(0.003)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	— (b)

Total distributions(d)	(0.0245)	(0.0168)	(0.0083)	(0.003)	(0.001)

Net asset value, end of year	$1.0006	$1.0003	$1.0003	$1.00	$1.00

Total return(e)	2.52%	1.68%	0.87%	0.32%	0.09%

Net assets, end of year (in 000’s)	$17,728,767	$11,570,439	$2,542,693	$15,336,774	$32,746,797

Ratio of net expenses to average net assets	0.13%	0.11%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.18%	0.20%	0.25%	0.23%	0.23%

Ratio of net investment income to average net assets	2.44%	1.87%	0.71%	0.32%	0.08%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Select Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0003	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0240	0.0182	0.0040	0.003	0.001

Net realized and unrealized gain (loss)	0.0005	(0.0017)	0.0043	— (b)	— (b)

Total from investment operations	0.0245	0.0165	0.0083	0.003	0.001

Distributions to shareholders from net investment income	(0.0242)	(0.0165)	(0.0079)	(0.003)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	— (b)

Total distributions(d)	(0.0242)	(0.0165)	(0.0080)	(0.003)	(0.001)

Net asset value, end of year	$1.0006	$1.0003	$1.0003	$1.00	$1.00

Total return(e)	2.49%	1.65%	0.84%	0.29%	0.06%

Net assets, end of year (in 000’s)	$34,943	$34,354	$9,847	$1,080,075	$1,917,216

Ratio of net expenses to average net assets	0.16%	0.14%	0.21%	0.21%	0.21%

Ratio of total expenses to average net assets	0.21%	0.23%	0.28%	0.26%	0.26%

Ratio of net investment income to average net assets	2.40%	1.82%	0.40%	0.29%	0.06%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

70	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Preferred Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0231	0.0172	0.0032	0.002	—	(b)

Net realized and unrealized gain (loss)	0.0008	(0.0015)	0.0044	— (b)	—	(b)

Total from investment operations	0.0239	0.0157	0.0076	0.002	—	(b)

Distributions to shareholders from net investment income	(0.0235)	(0.0158)	(0.0072)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	—	(b)

Total distributions(d)	(0.0235)	(0.0158)	(0.0073)	(0.002)	—	(b)

Net asset value, end of year	$1.0006	$1.0002	$1.0003	$1.00	$1.00

Total return(e)	2.41%	1.58%	0.77%	0.22%	0.01%

Net assets, end of year (in 000’s)	$4,901	$2,752	$1,418	$59,053	$116,846

Ratio of net expenses to average net assets	0.23%	0.21%	0.28%	0.28%	0.26%

Ratio of total expenses to average net assets	0.28%	0.30%	0.35%	0.33%	0.33%

Ratio of net investment income to average net assets	2.31%	1.72%	0.32%	0.20%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	71

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Capital Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0004	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0231	0.0177	0.0020	0.002	—	(b)

Net realized and unrealized gain	0.0011	0.0001	0.0051	— (b)	—	(b)

Total from investment operations	0.0242	0.0178	0.0071	0.002	—	(b)

Distributions to shareholders from net investment income	(0.0240)	(0.0177)	(0.0068)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (b)	—	(b)

Total distributions(d)	(0.0240)	(0.0177)	(0.0068)	(0.002)	—	(b)

Net asset value, end of year	$1.0006	$1.0004	$1.0003	$1.00	$1.00

Total return(e)	2.35%	1.54%	0.72%	0.18%	0.01%

Net assets, end of year (in 000’s)	$11,720	$1	$1	$108,671	$201,440

Ratio of net expenses to average net assets	0.28%	0.11%	0.33%	0.33%	0.27%

Ratio of total expenses to average net assets	0.33%	0.35%	0.40%	0.38%	0.38%

Ratio of net investment income to average net assets	2.31%	1.77%	0.20%	0.18%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Administration Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0003	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0214	0.0140	0.0024	0.001	—	(b)

Net realized and unrealized gain	0.0008	0.0003	0.0037	— (b)	—	(b)

Total from investment operations	0.0222	0.0143	0.0061	0.001	—	(b)

Distributions to shareholders from net investment income	(0.0220)	(0.0143)	(0.0057)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	—	(b)

Total distributions(d)	(0.0220)	(0.0143)	(0.0058)	(0.001)	—	(b)

Net asset value, end of year	$1.0005	$1.0003	$1.0003	$1.00	$1.00

Total return(e)	2.25%	1.43%	0.61%	0.10%	0.01%

Net assets, end of year (in 000’s)	$4,493	$3,218	$5,516	$316,162	$430,947

Ratio of net expenses to average net assets	0.38%	0.36%	0.43%	0.40%	0.26%

Ratio of total expenses to average net assets	0.43%	0.45%	0.50%	0.48%	0.48%

Ratio of net investment income to average net assets	2.14%	1.40%	0.24%	0.09%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	73

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Premier Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0004	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0217	0.0142	0.0068	0.001	—	(b)

Net realized and unrealized gain (loss)	0.0002	0.0001	(0.0016)	— (b)	—	(b)

Total from investment operations	0.0219	0.0143	0.0052	0.001	—	(b)

Distributions to shareholders from net investment income	(0.0217)	(0.0142)	(0.0049)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (b)	—	(b)

Total distributions(d)	(0.0217)	(0.0142)	(0.0049)	(0.001)	—	(b)

Net asset value, end of year	$1.0006	$1.0004	$1.0003	$1.00	$1.00

Total return(e)	2.15%	1.35%	0.52%	0.10%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.48%	0.47%	0.53%	0.19%	0.18%

Ratio of total expenses to average net assets	0.53%	0.55%	0.60%	0.58%	0.58%

Ratio of net investment income to average net assets	2.17%	1.42%	0.69%	0.37%	0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

74	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.0001	$1.0003	$1.0000	$1.00		$1.00

Net investment income(a)	0.0199	0.0115	0.0011	—	(b)	—	(b)

Net realized and unrealized gain (loss)	(0.0003)	0.0001	0.0027	—	(b)	—	(b)

Total from investment operations	0.0196	0.0116	0.0038	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.0195)	(0.0118)	(0.0034)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	—	(b)	—	(b)

Total distributions(d)	(0.0195)	(0.0118)	(0.0035)	—	(b)	—	(b)

Net asset value, end of year	$1.0002	$1.0001	$1.0003	$1.00		$1.00

Total return(e)	1.99%	1.16%	0.38%	0.01%		0.01%

Net assets, end of year (in 000’s)	$8	$128	$67	$17,000		$21,066

Ratio of net expenses to average net assets	0.63%	0.61%	0.60%	0.49%		0.26%

Ratio of total expenses to average net assets	0.68%	0.70%	0.75%	0.73%		0.73%

Ratio of net investment income to average net assets	1.99%	1.15%	0.11%	—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	75

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Resource Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0004	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0217	0.0142	0.0068	0.001	—	(b)

Net realized and unrealized gain (loss)	0.0002	0.0001	(0.0040)	— (b)	—	(b)

Total from investment operations	0.0219	0.0143	0.0028	0.001	—	(b)

Distributions to shareholders from net investment income	(0.0217)	(0.0142)	(0.0025)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (b)	—	(b)

Total distributions(d)	(0.0217)	(0.0142)	(0.0025)	(0.001)	—	(b)

Net asset value, end of year	$1.0006	$1.0004	$1.0003	$1.00	$1.00

Total return(e)	1.84%	1.04%	0.28%	0.10%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.49%	0.47%	0.53%	0.19%	0.18%

Ratio of total expenses to average net assets	0.83%	0.85%	0.90%	0.88%	0.88%

Ratio of net investment income to average net assets	2.17%	1.42%	0.68%	0.37%	0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

76	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Money Market Fund
	Cash Management Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.0004	$1.0003	$1.0000	$1.00		$1.00

Net investment income(a)	0.0182	0.0106	0.0001	—	(b)	—	(b)

Net realized and unrealized gain	0.0003	0.0001	0.0017	—	(b)	—	(b)

Total from investment operations	0.0185	0.0107	0.0018	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.0182)	(0.0106)	(0.0015)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	—	(b)	—	(b)

Total distributions(d)	(0.0182)	(0.0106)	(0.0015)	—	(b)	—	(b)

Net asset value, end of year	$1.0007	$1.0004	$1.0003	$1.00		$1.00

Total return(e)	1.69%	0.89%	0.18%	0.01%		0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$10,742		$8,041

Ratio of net expenses to average net assets	0.85%	0.83%	0.50%	0.51%		0.28%

Ratio of total expenses to average net assets	0.98%	1.00%	1.05%	1.03%		1.03%

Ratio of net investment income to average net assets	1.81%	1.06%	0.01%	—	%(f)	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	77

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0003	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0243	0.0182	0.0073	0.003	—	(b)

Net realized and unrealized gain (loss)	0.0004	(0.0014)	0.0014	— (b)	—	(b)

Total from investment operations	0.0247	0.0168	0.0087	0.003	—	(b)

Distributions to shareholders from net investment income	(0.0244)	(0.0168)	(0.0083)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	—	(b)

Total distributions(d)	(0.0244)	(0.0168)	(0.0084)	(0.003)	—	(b)

Net asset value, end of year	$1.0006	$1.0003	$1.0003	$1.00	$1.00

Total return(e)	2.51%	1.68%	0.87%	0.29%	0.03%

Net assets, end of year (in 000’s)	$6,122,574	$3,766,257	$1,467,979	$7,299,656	$9,211,383

Ratio of net expenses to average net assets	0.13%	0.11%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.18%	0.21%	0.27%	0.23%	0.23%

Ratio of net investment income to average net assets	2.43%	1.82%	0.73%	0.31%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

78	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Select Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0241	0.0181	0.0097	0.003	—	(b)

Net realized and unrealized gain (loss)	0.0002	(0.0017)	(0.0013)	— (b)	—	(b)

Total from investment operations	0.0243	0.0164	0.0084	0.003	—	(b)

Distributions to shareholders from net investment income	(0.0241)	(0.0165)	(0.0080)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	—	(b)

Total distributions(d)	(0.0241)	(0.0165)	(0.0081)	(0.003)	—	(b)

Net asset value, end of year	$1.0004	$1.0002	$1.0003	$1.00	$1.00

Total return(e)	2.48%	1.64%	0.84%	0.26%	0.01%

Net assets, end of year (in 000’s)	$98,996	$60,236	$18,082	$9,454	$88,996

Ratio of net expenses to average net assets	0.16%	0.14%	0.21%	0.21%	0.20%

Ratio of total expenses to average net assets	0.21%	0.24%	0.30%	0.26%	0.26%

Ratio of net investment income to average net assets	2.41%	1.81%	0.97%	0.29%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	79

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Preferred Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0001	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0233	0.0142	0.0030	0.002	—	(b)

Net realized and unrealized gain	0.0004	0.0014	0.0047	— (b)	—	(b)

Total from investment operations	0.0237	0.0156	0.0077	0.002	—	(b)

Distributions to shareholders from net investment income	(0.0234)	(0.0158)	(0.0073)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	—	(b)

Total distributions(d)	(0.0234)	(0.0158)	(0.0074)	(0.002)	—	(b)

Net asset value, end of year	$1.0004	$1.0001	$1.0003	$1.00	$1.00

Total return(e)	2.41%	1.57%	0.77%	0.20%	0.01%

Net assets, end of year (in 000’s)	$2,839	$2,624	$1,003	$279,445	$332,798

Ratio of net expenses to average net assets	0.23%	0.21%	0.28%	0.28%	0.21%

Ratio of total expenses to average net assets	0.28%	0.31%	0.37%	0.33%	0.33%

Ratio of net investment income to average net assets	2.33%	1.42%	0.30%	0.19%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

80	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Capital Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0227	0.0178	0.0024	0.002	—	(b)

Net realized and unrealized gain (loss)	0.0006	(0.0026)	0.0048	— (b)	—	(b)

Total from investment operations	0.0233	0.0152	0.0072	0.002	—	(b)

Distributions to shareholders from net investment income	(0.0229)	(0.0153)	(0.0068)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	—	(b)

Total distributions(d)	(0.0229)	(0.0153)	(0.0069)	(0.002)	—	(b)

Net asset value, end of year	$1.0006	$1.0002	$1.0003	$1.00	$1.00

Total return(e)	2.35%	1.53%	0.72%	0.16%	0.01%

Net assets, end of year (in 000’s)	$6,755	$6,829	$407	$140,138	$103,978

Ratio of net expenses to average net assets	0.28%	0.26%	0.33%	0.31%	0.21%

Ratio of total expenses to average net assets	0.33%	0.36%	0.42%	0.38%	0.38%

Ratio of net investment income to average net assets	2.27%	1.78%	0.24%	0.16%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	81

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Administration Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0222	0.0139	0.0015	0.001	—	(b)

Net realized and unrealized gain	— (b)	0.0003	0.0047	— (b)	—	(b)

Total from investment operations	0.0222	0.0142	0.0062	0.001	—	(b)

Distributions to shareholders from net investment income	(0.0219)	(0.0143)	(0.0058)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	— (b)	—	(b)

Total distributions(d)	(0.0219)	(0.0143)	(0.0059)	(0.001)	—	(b)

Net asset value, end of year	$1.0005	$1.0002	$1.0003	$1.00	$1.00

Total return(e)	2.25%	1.43%	0.62%	0.09%	0.01%

Net assets, end of year (in 000’s)	$9,748	$7,474	$4,282	$1,250,848	$1,893,461

Ratio of net expenses to average net assets	0.38%	0.36%	0.43%	0.38%	0.20%

Ratio of total expenses to average net assets	0.43%	0.46%	0.52%	0.48%	0.48%

Ratio of net investment income to average net assets	2.22%	1.39%	0.15%	0.09%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

82	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Premier Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0216	0.0144	0.0071	0.001	—	(b)

Net realized and unrealized gain (loss)	0.0003	(0.0001)	(0.0018)	— (b)	—	(b)

Total from investment operations	0.0219	0.0143	0.0053	0.001	—	(b)

Distributions to shareholders from net investment income	(0.0216)	(0.0144)	(0.0050)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (b)	—	(b)

Total distributions(d)	(0.0216)	(0.0144)	(0.0050)	(0.001)	—	(b)

Net asset value, end of year	$1.0005	$1.0002	$1.0003	$1.00	$1.00

Total return(e)	2.15%	1.32%	0.53%	0.09%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.49%	0.47%	0.53%	0.18%	0.18%

Ratio of total expenses to average net assets	0.53%	0.56%	0.62%	0.58%	0.58%

Ratio of net investment income to average net assets	2.16%	1.44%	0.71%	0.36%	0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	83

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00		$1.00

Net investment income(a)	0.0197	0.0145	0.0003	—	(b)	—	(b)

Net realized and unrealized gain (loss)	(0.0001)	(0.0028)	0.0035	—	(b)	—	(b)

Total from investment operations	0.0196	0.0117	0.0038	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.0194)	(0.0118)	(0.0034)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	(0.0001)	—	(b)	—	(b)

Total distributions(d)	(0.0194)	(0.0118)	(0.0035)	—	(b)	—	(b)

Net asset value, end of year	$1.0004	$1.0002	$1.0003	$1.00		$1.00

Total return(e)	2.00%	1.16%	0.38%	0.01%		0.01%

Net assets, end of year (in 000’s)	$5,098	$102	$103	$253,231		$777,357

Ratio of net expenses to average net assets	0.63%	0.61%	0.59%	0.42%		0.20%

Ratio of total expenses to average net assets	0.68%	0.71%	0.77%	0.73%		0.73%

Ratio of net investment income to average net assets	1.97%	1.45%	0.03%	—	%(f)	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

84	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Resource Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00		$1.00

Net investment income(a)	0.0216	0.0144	0.0002	—	(b)	—	(b)

Net realized and unrealized gain (loss)	0.0003	(0.0001)	0.0025	—	(b)	—	(b)

Total from investment operations	0.0219	0.0143	0.0027	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.0216)	(0.0144)	(0.0024)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	—	(b)	—	(b)

Total distributions(d)	(0.0216)	(0.0144)	(0.0024)	—	(b)	—	(b)

Net asset value, end of year	$1.0005	$1.0002	$1.0003	$1.00		$1.00

Total return(e)	1.85%	1.01%	0.27%	0.01%		0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$71,804		$72,031

Ratio of net expenses to average net assets	0.49%	0.47%	0.52%	0.46%		0.20%

Ratio of total expenses to average net assets	0.83%	0.86%	0.92%	0.88%		0.88%

Ratio of net investment income to average net assets	2.16%	1.44%	0.02%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	85

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Prime Obligations Fund
	Cash Management Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0003	$1.0000	$1.00	$1.00

Net investment income(a)	0.0181	0.0108	0.0051	0.001	—	(b)

Net realized and unrealized gain (loss)	0.0003	(0.0001)	(0.0033)	— (b)	—	(b)

Total from investment operations	0.0184	0.0107	0.0018	0.001	—	(b)

Distributions to shareholders from net investment income	(0.0181)	(0.0108)	(0.0015)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (b)	—	(b)

Total distributions(d)	(0.0181)	(0.0108)	(0.0015)	(0.001)	—	(b)

Net asset value, end of year	$1.0005	$1.0002	$1.0003	$1.00	$1.00

Total return(e)	1.69%	0.86%	0.18%	0.09%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.85%	0.83%	0.73%	0.18%	0.18%

Ratio of total expenses to average net assets	0.98%	1.01%	1.07%	1.03%	1.03%

Ratio of net investment income to average net assets	1.80%	1.08%	0.51%	0.37%	0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

86	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.014	0.005	0.001	—	(b)

Net realized loss	— (b)	(0.001)	— (b)	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.005	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.16%	1.34%	0.48%	0.13%	—	%(e)

Net assets, end of year (in 000’s)	$51,789,901	$51,205,454	$44,355,448	$50,595,412	$34,094,054

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.19%	0.06%

Ratio of total expenses to average net assets	0.20%	0.21%	0.23%	0.23%	0.23%

Ratio of net investment income to average net assets	2.11%	1.35%	0.47%	0.14%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	87

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Select Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.015	0.004	0.001	—	(b)

Net realized gain (loss)	— (b)	(0.002)	0.001	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.005	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.13%	1.31%	0.45%	0.11%	—	%(e)

Net assets, end of year (in 000’s)	$141,728	$370,898	$47,839	$21,009	$80,008

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.21%	0.06%

Ratio of total expenses to average net assets	0.23%	0.24%	0.26%	0.26%	0.26%

Ratio of net investment income to average net assets	2.09%	1.49%	0.43%	0.07%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

88	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Preferred Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.020	0.012	0.003	0.001	—	(b)

Net realized gain	— (b)	— (b)	0.001	— (b)	—	(b)

Total from investment operations	0.020	0.012	0.004	0.001	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.012)	(0.004)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.020)	(0.012)	(0.004)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.06%	1.24%	0.38%	0.06%	—	%(e)

Net assets, end of year (in 000’s)	$92,406	$45,007	$39,754	$12,735	$33,032

Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.26%	0.06%

Ratio of total expenses to average net assets	0.30%	0.31%	0.33%	0.33%	0.33%

Ratio of net investment income to average net assets	2.02%	1.24%	0.34%	0.05%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	89

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Capital Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.020	0.011	0.004	—	(b)	—	(b)

Net realized gain (loss)	— (b)	0.001	(0.001)	—	(b)	—	(b)

Total from investment operations	0.020	0.012	0.003	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.012)	(0.003)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.020)	(0.012)	(0.003)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	2.01%	1.19%	0.33%	0.03%		—	%(e)

Net assets, end of year (in 000’s)	$766,401	$374,831	$1,054,817	$495,853		$353,326

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.30%		0.06%

Ratio of total expenses to average net assets	0.35%	0.36%	0.38%	0.38%		0.38%

Ratio of net investment income to average net assets	1.98%	1.08%	0.38%	0.02%		—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

90	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Administration Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.019	0.011	0.003	—	(b)	—	(b)

Net realized loss	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total from investment operations	0.019	0.011	0.002	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.019)	(0.011)	(0.002)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.019)	(0.011)	(0.002)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.91%	1.09%	0.24%	—	%(e)	—	%(e)

Net assets, end of year (in 000’s)	$1,716,942	$2,361,026	$2,817,291	$2,186,426		$2,101,757

Ratio of net expenses to average net assets	0.45%	0.45%	0.44%	0.32%		0.06%

Ratio of total expenses to average net assets	0.45%	0.46%	0.48%	0.48%		0.48%

Ratio of net investment income (loss) to average net assets	1.86%	1.07%	0.26%	(0.01)%		—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	91

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Premier Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.018	0.011	0.002	—	(b)	—	(b)

Net realized loss	— (b)	(0.001)	— (b)	—	(b)	—	(b)

Total from investment operations	0.018	0.010	0.002	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.018)	(0.010)	(0.002)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.018)	(0.010)	(0.002)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.80%	0.99%	0.17%	—	%(e)	—	%(e)

Net assets, end of year (in 000’s)	$151,939	$152,344	$56,059	$19,142		$54

Ratio of net expenses to average net assets	0.55%	0.55%	0.50%	0.38%		0.06%

Ratio of total expenses to average net assets	0.55%	0.56%	0.58%	0.58%		0.58%

Ratio of net investment income (loss) to average net assets	1.76%	1.12%	0.20%	(0.02)%		—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

92	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.016	0.008	0.001	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.016	0.008	0.001	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.008)	(0.001)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.016)	(0.008)	(0.001)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.65%	0.84%	0.10%	—	%(e)	—	%(e)

Net assets, end of year (in 000’s)	$26,723	$22,063	$47,234	$91,598		$197,083

Ratio of net expenses to average net assets	0.70%	0.70%	0.55%	0.29%		0.06%

Ratio of total expenses to average net assets	0.70%	0.71%	0.73%	0.73%		0.73%

Ratio of net investment income (loss) to average net assets	1.60%	0.79%	0.05%	(0.01)%		—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	93

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Resource Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.016	0.009	0.004	—	(b)	—	(b)

Net realized loss	— (b)	— (b)	(0.004)	—	(b)	—	(b)

Total from investment operations	0.016	0.009	— (b)	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.009)	— (b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.016)	(0.009)	— (b)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.50%	0.69%	0.04%	—	%(e)	—	%(e)

Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1

Ratio of net expenses to average net assets	0.56%	0.55%	0.26%	0.19%		0.06%

Ratio of total expenses to average net assets	0.85%	0.86%	0.88%	0.88%		0.88%

Ratio of net investment income to average net assets	1.61%	0.87%	0.37%	0.37%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

94	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Instruments Fund
	Cash Management Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income(a)	0.014	0.006	—	(b)	—	(b)	—	(b)

Net realized loss	(0.001)	(0.001)	—	(b)	—	(b)	—	(b)

Total from investment operations	0.013	0.005	—	(b)	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.013)	(0.005)	—	(b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)

Total distributions(c)	(0.013)	(0.005)	—	(b)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total return(d)	1.35%	0.54%	0.01%		—	%(e)	—	%(e)

Net assets, end of year (in 000’s)	$12,515	$64	$30		$279		$1

Ratio of net expenses to average net assets	1.00%	1.00%	0.61%		0.35%		0.06%

Ratio of total expenses to average net assets	1.00%	1.01%	1.03%		1.03%		1.03%

Ratio of net investment income to average net assets	1.36%	0.60%	—	%(f)	0.05%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	95

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.022	0.013	0.005	0.002	—	(b)

Net realized gain	— (b)	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.022	0.014	0.005	0.002	—	(b)

Distributions to shareholders from net investment income	(0.022)	(0.014)	(0.005)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.022)	(0.014)	(0.005)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.20%	1.37%	0.50%	0.15%	0.01%

Net assets, end of year (in 000’s)	$12,649,125	$10,649,826	$15,091,527	$19,950,969	$12,758,713

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.19%	0.10%

Ratio of total expenses to average net assets	0.20%	0.21%	0.23%	0.23%	0.23%

Ratio of net investment income to average net assets	2.17%	1.31%	0.47%	0.14%	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

96	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Select Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.015	0.005	0.001	—	(b)

Net realized loss	— (b)	(0.002)	— (b)	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.005	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.17%	1.34%	0.47%	0.13%	0.01%

Net assets, end of year (in 000’s)	$50,890	$134,034	$67,865	$505,162	$169,026

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.21%	0.10%

Ratio of total expenses to average net assets	0.23%	0.24%	0.26%	0.26%	0.26%

Ratio of net investment income to average net assets	2.08%	1.46%	0.46%	0.12%	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	97

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Preferred Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.013	0.004	0.001	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.004	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.004)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.004)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.10%	1.26%	0.40%	0.08%	0.01%

Net assets, end of year (in 000’s)	$461,459	$173,807	$123,436	$81,542	$220,426

Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.25%	0.10%

Ratio of total expenses to average net assets	0.30%	0.31%	0.33%	0.33%	0.33%

Ratio of net investment income to average net assets	2.08%	1.28%	0.40%	0.05%	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

98	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Capital Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.020	0.012	0.003	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.020	0.012	0.003	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.012)	(0.003)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.020)	(0.012)	(0.003)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	2.05%	1.21%	0.35%	0.05%		0.01%

Net assets, end of year (in 000’s)	$390,680	$299,105	$269,417	$404,533		$442,625

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.30%		0.10%

Ratio of total expenses to average net assets	0.35%	0.36%	0.38%	0.38%		0.38%

Ratio of net investment income to average net assets	2.01%	1.19%	0.34%	0.03%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	99

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Administration Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.019	0.011	0.002	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	0.001	—	(b)	—	(b)

Total from investment operations	0.019	0.011	0.003	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.019)	(0.011)	(0.003)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.019)	(0.011)	(0.003)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.95%	1.11%	0.26%	0.01%		0.01%

Net assets, end of year (in 000’s)	$2,034,113	$1,810,200	$1,307,550	$1,543,863		$1,620,517

Ratio of net expenses to average net assets	0.45%	0.45%	0.44%	0.33%		0.10%

Ratio of total expenses to average net assets	0.45%	0.46%	0.48%	0.48%		0.48%

Ratio of net investment income (loss) to average net assets	1.91%	1.14%	0.25%	(0.01)%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Premier Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.018	0.013	0.004	—	(b)	—	(b)

Net realized loss	— (b)	(0.004)	(0.002)	—	(b)	—	(b)

Total from investment operations	0.018	0.009	0.002	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.018)	(0.009)	(0.002)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.018)	(0.009)	(0.002)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.84%	1.01%	0.19%	0.01%		0.01%

Net assets, end of year (in 000’s)	$17,485	$16,492	$1	$1		$1

Ratio of net expenses to average net assets	0.55%	0.55%	0.27%	0.19%		0.10%

Ratio of total expenses to average net assets	0.55%	0.56%	0.58%	0.58%		0.58%

Ratio of net investment income (loss) to average net assets	1.82%	1.32%	0.37%	0.36%		(0.02)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	101

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.017	0.009	0.001	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.017	0.009	0.001	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.017)	(0.009)	(0.001)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.017)	(0.009)	(0.001)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.69%	0.86%	0.11%	0.01%		0.01%

Net assets, end of year (in 000’s)	$936,398	$1,342,308	$954,846	$787,768		$940,671

Ratio of net expenses to average net assets	0.70%	0.70%	0.59%	0.33%		0.10%

Ratio of total expenses to average net assets	0.70%	0.71%	0.73%	0.73%		0.73%

Ratio of net investment income (loss) to average net assets	1.67%	0.88%	0.11%	(0.01)%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

102	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Resource Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.016	0.008	0.004	—	(b)	—	(b)

Net realized loss	— (b)	— (b)	(0.004)	—	(b)	—	(b)

Total from investment operations	0.016	0.008	— (b)	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.008)	— (b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.016)	(0.008)	— (b)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.54%	0.71%	0.05%	0.01%		0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1

Ratio of net expenses to average net assets	0.56%	0.56%	0.27%	0.19%		0.10%

Ratio of total expenses to average net assets	0.85%	0.86%	0.88%	0.88%		0.88%

Ratio of net investment income to average net assets	1.59%	0.78%	0.37%	0.36%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	103

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Obligations Fund
	Cash Management Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.013	0.004	0.001	—	(b)	—	(b)

Net realized gain (loss)	0.001	0.002	(0.001)	—	(b)	—	(b)

Total from investment operations	0.014	0.006	— (b)	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.014)	(0.006)	— (b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.014)	(0.006)	— (b)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.39%	0.56%	0.02%	0.01%		0.01%

Net assets, end of year (in 000’s)	$22,364	$48	$154	$1		$1

Ratio of net expenses to average net assets	1.00%	1.00%	0.97%	0.19%		0.10%

Ratio of total expenses to average net assets	1.00%	1.01%	1.03%	1.03%		1.03%

Ratio of net investment income to average net assets	1.29%	0.43%	0.14%	0.36%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

104	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.013	0.005	0.001	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.005	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.17%	1.34%	0.49%	0.14%	0.01%

Net assets, end of year (in 000’s)	$7,395,030	$7,667,540	$8,619,492	$9,876,558	$10,053,367

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.19%	0.10%

Ratio of total expenses to average net assets	0.20%	0.21%	0.23%	0.23%	0.23%

Ratio of net investment income to average net assets	2.11%	1.31%	0.48%	0.11%	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	105

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Select Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.013	0.004	0.001	—	(b)

Net realized gain	— (b)	— (b)	0.001	— (b)	—	(b)

Total from investment operations	0.021	0.013	0.005	0.001	—	(b)

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.005)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.14%	1.31%	0.46%	0.12%	0.01%

Net assets, end of year (in 000’s)	$8,325	$7,439	$7,333	$10,969	$12,266

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.21%	0.10%

Ratio of total expenses to average net assets	0.23%	0.24%	0.26%	0.26%	0.26%

Ratio of net investment income to average net assets	2.07%	1.27%	0.42%	0.09%	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

106	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Preferred Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.020	0.013	0.003	0.001	—	(b)

Net realized gain (loss)	— (b)	(0.001)	0.001	— (b)	—	(b)

Total from investment operations	0.020	0.012	0.004	0.001	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.012)	(0.004)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.020)	(0.012)	(0.004)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.07%	1.24%	0.39%	0.07%	0.01%

Net assets, end of year (in 000’s)	$38,419	$19,545	$14,565	$75,756	$40,923

Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.26%	0.10%

Ratio of total expenses to average net assets	0.30%	0.31%	0.33%	0.33%	0.33%

Ratio of net investment income to average net assets	2.04%	1.26%	0.25%	0.03%	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	107

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Capital Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.020	0.012	0.003	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.020	0.012	0.003	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.020)	(0.012)	(0.003)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.020)	(0.012)	(0.003)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	2.02%	1.19%	0.34%	0.03%		0.01%

Net assets, end of year (in 000’s)	$162,212	$165,645	$215,820	$264,092		$103,108

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.32%		0.10%

Ratio of total expenses to average net assets	0.35%	0.36%	0.38%	0.38%		0.38%

Ratio of net investment income to average net assets	1.97%	1.15%	0.30%	0.01%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

108	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Administration Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.019	0.011	0.003	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.019	0.011	0.003	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.019)	(0.011)	(0.003)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.019)	(0.011)	(0.003)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.92%	1.09%	0.25%	0.01%		0.01%

Net assets, end of year (in 000’s)	$473,937	$360,817	$237,557	$189,870		$390,266

Ratio of net expenses to average net assets	0.45%	0.45%	0.44%	0.30%		0.10%

Ratio of total expenses to average net assets	0.45%	0.46%	0.48%	0.48%		0.48%

Ratio of net investment income (loss) to average net assets	1.85%	1.09%	0.28%	(0.02)%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	109

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Premier Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.018	0.011	0.001	—	(b)	—	(b)

Net realized gain (loss)	— (b)	(0.001)	0.001	—	(b)	—	(b)

Total from investment operations	0.018	0.010	0.002	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.018)	(0.010)	(0.002)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.018)	(0.010)	(0.002)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.82%	0.99%	0.18%	0.01%		0.01%

Net assets, end of year (in 000’s)	$161,003	$45,627	$15,512	$1		$1

Ratio of net expenses to average net assets	0.55%	0.55%	0.50%	0.19%		0.10%

Ratio of total expenses to average net assets	0.55%	0.56%	0.58%	0.58%		0.58%

Ratio of net investment income to average net assets	1.77%	1.10%	0.13%	0.36%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

110	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.016	0.008	0.001	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.016	0.008	0.001	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.008)	(0.001)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.016)	(0.008)	(0.001)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.66%	0.84%	0.10%	0.01%		0.01%

Net assets, end of year (in 000’s)	$124,910	$155,808	$144,728	$142,607		$355,272

Ratio of net expenses to average net assets	0.70%	0.70%	0.58%	0.29%		0.10%

Ratio of total expenses to average net assets	0.70%	0.71%	0.73%	0.73%		0.73%

Ratio of net investment income (loss) to average net assets	1.60%	0.83%	0.08%	(0.02)%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	111

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Resource Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.016	0.008	0.004	—	(b)	—	(b)

Net realized loss	— (b)	— (b)	(0.004)	—	(b)	—	(b)

Total from investment operations	0.016	0.008	— (b)	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.008)	— (b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.016)	(0.008)	— (b)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.51%	0.69%	0.05%	0.01%		0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1

Ratio of net expenses to average net assets	0.56%	0.55%	0.26%	0.19%		0.10%

Ratio of total expenses to average net assets	0.85%	0.86%	0.88%	0.88%		0.88%

Ratio of net investment income to average net assets	1.59%	0.84%	0.37%	0.37%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

112	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Financial Square Treasury Solutions Fund
	Cash Management Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income(a)	0.013	0.005	—	(b)	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	—	(b)	—	(b)	—	(b)

Total from investment operations	0.013	0.005	—	(b)	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.013)	(0.005)	—	(b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	—	(b)	—	(b)

Total distributions(c)	(0.013)	(0.005)	—	(b)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total return(d)	1.36%	0.54%	0.01%		0.01%		0.01%

Net assets, end of year (in 000’s)	$223,501	$23,332	$33,252		$73,211		$147,486

Ratio of net expenses to average net assets	1.00%	1.00%	0.62%		0.31%		0.10%

Ratio of total expenses to average net assets	1.00%	1.01%	1.03%		1.03%		1.03%

Ratio of net investment income (loss) to average net assets	1.31%	0.51%	—	%(e)	(0.02)%		—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments	Institutional, Select, Preferred, Capital, Administration, Premier, Service, and Cash Management	Diversified
Government	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Class A, Class C, Resource, Cash Management, and Class R6	Diversified
Money Market, Prime Obligations, Treasury Instruments, Treasury Obligations, and Treasury Solutions	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Resource, and Cash Management	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: Financial Square Money Market Fund and Financial Square Prime Obligations Fund (the “Institutional Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

114

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

115

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2019, all investments and repurchase agreements, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G8 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2019, Goldman Sachs has advised that it retained $2,296 in CDSCs with respect to Class C Shares of the Financial Square Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual management fee rate is 0.18% for the Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds and 0.16% for the Financial Square Government, Financial Square Money Market and Financial Square Prime Obligations Funds.

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Notes to Financial Statements (continued)

August 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other contractual annualized rates for each of the Funds are as follows:

	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares		Resource Shares		Cash Management Shares		Class R6 Shares(a)	Class A Shares(a)	Class C Shares(a)
Administration, Service and/or Shareholder Administration Fees	N/A	0.03%	0.10%	0.15%	0.25%	0.35%	0.25%		0.50%		0.50%		N/A	N/A	0.25%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	N/A	0.25%	0.75	(c)
Transfer Agency Fee	0.01%	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01%	0.01	0.01
N/A	— Fees not applicable to respective share class
(a)	Government Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. As of December 28, 2018, the investment adviser has agreed to not impose a portion of the management fee equal annually to 0.02% of the Financial Square Federal Instruments Fund’s average daily net assets. This arrangement will remain in effect through at least December 28, 2019, and prior to such date, the investment adviser may not terminate the arrangement without the approval of the Board of Trustees. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. From the beginning of the reporting period through September 30, 2018, the investment adviser implemented a voluntary temporary fee waiver equal annually to 0.08% of the average daily net assets of the Financial Square Prime Obligations Fund and Financial Square Money Market Fund. From October 1, 2018 through February 27, 2019, the investment adviser reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.06% of the average daily net assets for both Funds. From February 28, 2019 through May 7, 2019, the investment adviser reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.05% of the average daily net assets for both Funds. On May 8, 2019, the investment adviser reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.04% of the average daily net assets for both Funds.

During the fiscal year ended August 31, 2019, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2019, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers		Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers		Custody Fee Reduction	Other Expense Reimbursements	Total Expense Reductions
Federal Instruments	$147		$—	*	$—	$210	$357
Government	—		—	*	1	—	1
Money Market	7,109		—	*	—	—	7,109
Prime Obligations	2,405		—	*	—	43	2,448
Treasury Instruments	—	*	—	*	—	—	—
Treasury Obligations	—	*	—	*	—	—	—
Treasury Solutions	—	*	—	*	—	—	—

*	Amount less than one thousand.

For the fiscal year ended August 31, 2019, the net effective management fee rate was 0.18% for the Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds, 0.16% for the Financial Square Federal Instruments Fund and Financial Square Government Fund and 0.11% for the Financial Square Money Market and Financial Square Prime Obligations Funds.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended August 31, 2019, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Federal Instruments	$—	$—	$—
Government	3,490,217,660	4,875,752,784	(135,637)
Money Market	—	—	—
Prime Obligations	—	—	—
Treasury Instruments	4,231,089,143	3,540,509,762	1,830
Treasury Obligations	507,942,427	—	—
Treasury Solutions	682,030,023	457,650,325	234

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Notes to Financial Statements (continued)

August 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Select Shares	Capital Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Federal Instruments	100%	8%	100%	—%	—%	55%
Money Market	—	—	100	13	100	100
Prime Obligations	—	—	100	—	100	100
Treasury Instruments	—	—	—	—	100	—
Treasury Obligations	—	—	—	—	100	—
Treasury Solutions	—	—	—	—	100	—

The following table provides information about the investment in issuers deemed to be affiliates of the Funds.

Government Fund
Name of Affiliated Issuer	Value at 8/31/18	Purchases at Cost	Proceeds from Sales/maturities	Value at 8/31/19	Interest Income
Goldman Sachs & Co. -Repurchase Agreement	$1,600,800,000	$33,510,100,000	$(35,110,900,000)	$—	$2,385,820

Treasury Obligations Fund
Name of Affiliated Issuer	Value at 8/31/18	Purchases at Cost	Proceeds from Sales/maturities	Value at 8/31/19	Interest Income
Goldman Sachs & Co. -Repurchase Agreement	$31,200,000	$6,073,700,000	$(6,104,900,000)	$—	$430,708

I.  Line of Credit Facility — As of August 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

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5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$20,199,576	$2,243,023,462	$334,757,247	$113,300,875	$1,149,014,847	$344,653,411	$184,154,516
Net long-term capital gains	—	—	2	—	—	—	328
Total distributions	$20,199,576	$2,243,023,462	$334,757,249	$113,300,875	$1,149,014,847	$344,653,411	$184,154,844

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$7,768,964	$1,260,391,637	$95,109,320	$40,230,656	$667,505,941	$216,584,727	$117,381,401
Net long-term capital gains	—	—	—	—	46,546	—	87,587
Total distributions	$7,768,964	$1,260,391,637	$95,109,320	$40,230,656	$667,552,487	$216,584,727	$117,468,988

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Undistributed ordinary income — net	$776,681	$99,683,146	$16,283,503	$5,078,395	$49,943,254	$16,480,170	$5,554,328
Undistributed long-term capital gains	12	—	—	—	—	6,604	—
Total undistributed earnings	$776,693	$99,683,146	$16,283,503	$5,078,395	$49,943,254	$16,486,774	$5,554,328
Timing differences (Dividend Payable and Post-October Capital Loss Deferral)	$(685,203)	$(93,939,935)	$(15,969,302)	$(4,897,347)	$(43,794,439)	$(15,241,248)	$(4,592,245)
Unrealized gains (losses) — net	$(1,882)	$(26,005)	$4,972,391	$1,765,732	$(79,489)	$(4,570)	$(40,141)
Total accumulated earnings (losses) — net	$89,608	$5,717,206	$5,286,592	$1,946,780	$6,069,326	$1,240,956	$921,942

During the fiscal year ended August 31, 2019, the Financial Square Government and Financial Square Treasury Obligations Funds utilized $2,808,112 and $274,584, respectively, in capital loss carryforwards from prior years.

At August 31, 2019, the aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

August 31, 2019

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price (or, for the Institutional Money Market Funds, minimize the volatility of the Fund’s NAV per share). The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

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9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

August 31, 2019

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018

	Shares*	Shares*

Institutional Shares
Shares sold	2,413,919,468	1,400,470,046
Reinvestment of distributions	14,716,134	6,922,069
Shares redeemed	(1,483,363,844)	(1,455,200,988)
	945,271,758	(47,808,873)
Select Shares
Shares sold	—	—
Reinvestment of distributions	1,030	620
Shares redeemed	—	—
	1,030	620
Preferred Shares
Shares sold	37,261,772	17,006,614
Reinvestment of distributions	194,287	9,963
Shares redeemed	(34,306,015)	(14,681,017)
	3,150,044	2,335,560
Capital Shares
Shares sold	3,027,408	33,748,217
Reinvestment of distributions	23,515	140,311
Shares redeemed	(7,561,629)	(44,899,331)
	(4,510,706)	(11,010,803)
Administration Shares
Shares sold	148,393,733	140,166,680
Reinvestment of distributions	106,606	92,037
Shares redeemed	(146,683,155)	(131,578,827)
	1,817,184	8,679,890
Premier Shares
Shares sold	—	—
Reinvestment of distributions	924	494
Shares redeemed	—	—
	924	494
Service Shares
Shares sold	4,095,943	6,536,571
Reinvestment of distributions	17	8
Shares redeemed	(3,606,548)	(10,663,032)
	489,412	(4,126,453)
Cash Management Shares
Shares sold	74,119	—
Reinvestment of distributions	767	267
Shares redeemed	(33,290)	—
	41,596	267

NET INCREASE (DECREASE) IN SHARES	946,261,242	(51,929,298)

*	Valued at $1.00 per share.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018

	Shares*	Shares*

Institutional Shares
Shares sold	891,386,834,941	767,294,667,985
Reinvestment of distributions	1,010,265,284	573,354,489
Shares redeemed	(888,091,751,934)	(751,051,186,053)
	4,305,348,291	16,816,836,421
Select Shares
Shares sold	2,476,891,028	7,696,626,754
Reinvestment of distributions	12,289,471	22,869,904
Shares redeemed	(2,261,820,345)	(10,043,218,389)
	227,360,154	(2,323,721,731)
Preferred Shares
Shares sold	5,273,993,017	3,366,876,972
Reinvestment of distributions	3,737,667	2,263,169
Shares redeemed	(4,852,993,321)	(2,592,345,659)
	424,737,363	776,794,482
Capital Shares
Shares sold	11,257,171,481	10,611,941,302
Reinvestment of distributions	15,882,356	8,910,716
Shares redeemed	(11,258,708,341)	(10,226,370,008)
	14,345,496	394,482,010
Administration Shares
Shares sold	29,072,426,243	22,082,581,830
Reinvestment of distributions	29,387,533	14,229,495
Shares redeemed	(28,693,198,135)	(21,781,180,895)
	408,615,641	315,630,430
Premier Shares
Shares sold	583,756,477	528,483,711
Reinvestment of distributions	965,018	61,356
Shares redeemed	(562,127,983)	(461,826,788)
	22,593,512	66,718,279
Service Shares
Shares sold	2,120,569,930	1,702,546,572
Reinvestment of distributions	2,216,832	725,362
Shares redeemed	(2,045,369,736)	(1,452,690,284)
	77,417,026	250,581,650
Class A Shares
Shares sold	293,735,038	38,536,927
Reinvestment of distributions	2,034,223	667,472
Shares redeemed	(121,167,609)	(25,029,702)
	174,601,652	14,174,697
Class C Shares
Shares sold	2,254,507	1,641,220
Reinvestment of distributions	54,930	20,356
Shares redeemed	(2,705,871)	(2,670,451)
	(396,434)	(1,008,875)
Resource Shares
Shares sold	105,554,574	157,695,967
Reinvestment of distributions	949,693	477,107
Shares redeemed	(106,412,980)	(162,291,445)
	91,287	(4,118,371)
Cash Management Shares
Shares sold	169,240,070	18,102,135
Reinvestment of distributions	190,391	32,820
Shares redeemed	(79,318,182)	(15,341,360)
	90,112,279	2,793,595
Class R6 Shares
Shares sold	1,174,019,386	517,270,674
Reinvestment of distributions	1,194,270	378,283
Shares redeemed	(1,127,855,380)	(480,982,183)
	47,358,276	36,666,774

NET INCREASE IN SHARES	5,792,184,543	16,345,829,361

*	Valued at $1.00 per share.

125

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Notes to Financial Statements (continued)

August 31, 2019

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	85,472,232,406	$85,504,124,710	46,299,886,154	$46,307,987,978
Reinvestment of distributions	161,155,196	161,220,324	45,575,447	45,582,507
Shares redeemed	(79,482,109,352)	(79,510,982,209)	(37,319,991,499)	(37,326,705,607)
	6,151,278,250	6,154,362,825	9,025,470,102	9,026,864,878
Select Shares
Shares sold	35,383,853	35,399,217	43,394,073	43,400,844
Reinvestment of distributions	749,777	750,042	334,349	334,409
Shares redeemed	(35,555,683)	(35,566,804)	(19,227,361)	(19,230,355)
	577,947	582,455	24,501,061	24,504,898
Preferred Shares
Shares sold	4,100,461	4,102,857	5,423,111	5,424,179
Reinvestment of distributions	47,283	47,302	14,447	14,449
Shares redeemed	(2,001,549)	(2,002,199)	(4,103,804)	(4,104,735)
	2,146,195	2,147,960	1,333,754	1,333,893
Capital Shares
Shares sold	14,344,255	14,350,053	—	—
Reinvestment of distributions	123,841	123,904	16	16
Shares redeemed	(2,755,303)	(2,756,631)	—	—
	11,712,793	11,717,326	16	16
Administration Shares
Shares sold	9,581,492	9,583,600	—	—
Reinvestment of distributions	43,015	43,030	48,519	48,526
Shares redeemed	(8,350,525)	(8,351,107)	(2,345,631)	(2,346,243)
	1,273,982	1,275,523	(2,297,112)	(2,297,717)
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	22	21	13	13
Shares redeemed	—	—	—	—
	22	21	13	13
Service Shares
Shares sold	1,904,464	1,904,571	5,533,949	5,534,250
Reinvestment of distributions	1,392	1,392	4,433	4,433
Shares redeemed	(2,026,500)	(2,026,650)	(5,476,814)	(5,477,100)
	(120,644)	(120,687)	61,568	61,583
Resource Shares
Shares sold	—	—	—	—
Reinvestment of distributions	18	18	11	11
Shares redeemed	—	—	—	—
	18	18	11	11
Cash Management Shares
Shares sold	—	—	—	—
Reinvestment of distributions	16	17	9	9
Shares redeemed	—	—	—	—
	16	17	9	9

NET INCREASE (DECREASE)	6,166,868,579	$6,169,965,458	9,049,069,422	$9,050,467,584

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10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	15,725,452,191	$15,732,290,883	13,026,118,996	$13,029,108,551
Reinvestment of distributions	66,503,105	66,531,471	23,617,053	23,622,474
Shares redeemed	(13,438,235,559)	(13,443,968,943)	(10,752,156,347)	(10,754,667,412)
	2,353,719,737	2,354,853,411	2,297,579,702	2,298,063,613
Select Shares
Shares sold	213,862,591	213,917,899	206,804,211	206,836,533
Reinvestment of distributions	1,788,204	1,788,665	614,305	614,374
Shares redeemed	(176,925,865)	(176,970,918)	(165,268,899)	(165,300,538)
	38,724,930	38,735,646	42,149,617	42,150,369
Preferred Shares
Shares sold	597,101	597,295	67,707,785	67,727,575
Reinvestment of distributions	61,367	61,381	15,732	15,734
Shares redeemed	(444,203)	(444,303)	(66,102,138)	(66,121,783)
	214,265	214,373	1,621,379	1,621,526
Capital Shares
Shares sold	9,197,390	9,200,873	6,399,800	6,401,080
Reinvestment of distributions	116,133	116,176	20,801	20,805
Shares redeemed	(9,390,061)	(9,392,520)	(269)	(269)
	(76,538)	(75,471)	6,420,332	6,421,616
Administration Shares
Shares sold	229,264,877	229,320,926	178,009,602	178,050,176
Reinvestment of distributions	29,952	29,966	5,002	5,003
Shares redeemed	(227,024,448)	(227,086,977)	(174,822,956)	(174,862,263)
	2,270,381	2,263,915	3,191,648	3,192,916
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	21	21	13	13
Shares redeemed	—	—	—	—
	21	21	13	13
Service Shares
Shares sold	9,852,210	9,852,341	57,622,958	57,628,033
Reinvestment of distributions	102,357	102,380	422	422
Shares redeemed	(4,961,019)	(4,962,303)	(57,623,933)	(57,629,030)
	4,993,548	4,992,418	(553)	(575)
Resource Shares
Shares sold	—	—	—	—
Reinvestment of distributions	18	18	11	11
Shares redeemed	—	—	—	—
	18	18	11	11
Cash Management Shares
Shares sold	—	—	—	—
Reinvestment of distributions	17	17	9	9
Shares redeemed	—	—	—	—
	17	17	9	9

NET INCREASE (DECREASE)	2,399,846,379	$2,400,984,348	2,350,962,158	$2,351,449,498

127

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2019

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018

	Shares*	Shares*

Institutional Shares
Shares sold	195,689,041,910	200,968,164,954
Reinvestment of distributions	590,796,167	368,644,488
Shares redeemed	(195,700,598,649)	(194,487,340,904)
	579,239,428	6,849,468,538
Select Shares
Shares sold	518,597,741	964,098,549
Reinvestment of distributions	6,122,100	1,006,438
Shares redeemed	(753,901,903)	(642,050,518)
	(229,182,062)	323,054,469
Preferred Shares
Shares sold	282,059,008	203,124,249
Reinvestment of distributions	1,076,595	413,889
Shares redeemed	(235,745,585)	(198,285,848)
	47,390,018	5,252,290
Capital Shares
Shares sold	5,079,230,616	4,337,569,703
Reinvestment of distributions	14,153,088	7,208,601
Shares redeemed	(4,701,892,663)	(5,024,768,164)
	391,491,041	(679,989,860)
Administration Shares
Shares sold	9,801,141,669	8,941,512,202
Reinvestment of distributions	27,440,637	15,407,859
Shares redeemed	(10,472,824,806)	(9,413,209,502)
	(644,242,500)	(456,289,441)
Premier Shares
Shares sold	85,437,222	166,068,240
Reinvestment of distributions	227	175
Shares redeemed	(85,857,678)	(69,785,344)
	(420,229)	96,283,071
Service Shares
Shares sold	591,074,196	74,599,248
Reinvestment of distributions	1,482,793	94,914
Shares redeemed	(587,900,313)	(99,864,762)
	4,656,676	(25,170,600)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	15	7
Shares redeemed	—	—
	15	7
Cash Management Shares
Shares sold	62,108,113	33,346
Reinvestment of distributions	89,430	297
Shares redeemed	(49,747,815)	—
	12,449,728	33,643

NET INCREASE (DECREASE) IN SHARES	161,382,115	6,112,642,117

*	Valued at $1.00 per share.

128

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018

	Shares*	Shares*

Institutional Shares
Shares sold	179,812,019,430	127,843,066,508
Reinvestment of distributions	112,068,032	78,076,429
Shares redeemed	(177,925,444,505)	(132,362,768,631)
	1,998,642,957	(4,441,625,694)
Select Shares
Shares sold	2,598,447,379	628,512,654
Reinvestment of distributions	1,185,463	1,433,355
Shares redeemed	(2,682,777,751)	(563,778,095)
	(83,144,909)	66,167,914
Preferred Shares
Shares sold	1,617,000,097	888,926,342
Reinvestment of distributions	3,236,195	1,307,822
Shares redeemed	(1,332,613,451)	(839,865,749)
	287,622,841	50,368,415
Capital Shares
Shares sold	2,076,412,757	2,033,717,384
Reinvestment of distributions	6,733,955	3,814,950
Shares redeemed	(1,991,593,373)	(2,007,845,745)
	91,553,339	29,686,589
Administration Shares
Shares sold	9,005,120,273	6,999,654,929
Reinvestment of distributions	8,385,089	4,252,605
Shares redeemed	(8,789,701,450)	(6,501,274,216)
	223,803,912	502,633,318
Premier Shares
Shares sold	78,328,681	67,578,986
Reinvestment of distributions	297,872	52,384
Shares redeemed	(77,634,454)	(51,140,386)
	992,099	16,490,984
Service Shares
Shares sold	5,573,019,258	3,881,413,566
Reinvestment of distributions	1,193,344	455,493
Shares redeemed	(5,980,169,543)	(3,494,419,632)
	(405,956,941)	387,449,427
Resource Shares
Shares sold	—	—
Reinvestment of distributions	15	8
Shares redeemed	—	—
	15	8
Cash Management Shares
Shares sold	36,932,020	82,616
Reinvestment of distributions	14,140	360
Shares redeemed	(14,631,279)	(188,755)
	22,314,881	(105,779)

NET DECREASE IN SHARES	2,135,828,194	(3,388,934,818)

*	Valued at $1.00 per share.

129

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2019

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018

	Shares*	Shares*

Institutional Shares
Shares sold	31,260,811,776	33,048,691,763
Reinvestment of distributions	122,135,595	76,819,487
Shares redeemed	(31,656,170,064)	(34,077,138,356)
	(273,222,693)	(951,627,106)
Select Shares
Shares sold	2,500,000	4,000,000
Reinvestment of distributions	134,817	106,209
Shares redeemed	(1,750,000)	(4,000,000)
	884,817	106,209
Preferred Shares
Shares sold	171,320,273	243,266,133
Reinvestment of distributions	361,128	395,088
Shares redeemed	(152,811,813)	(238,680,643)
	18,869,588	4,980,578
Capital Shares
Shares sold	1,417,546,214	1,717,466,555
Reinvestment of distributions	3,232,299	1,998,911
Shares redeemed	(1,424,225,568)	(1,769,632,289)
	(3,447,055)	(50,166,823)
Administration Shares
Shares sold	1,812,039,680	1,316,637,199
Reinvestment of distributions	5,071,633	1,948,987
Shares redeemed	(1,704,022,196)	(1,195,319,497)
	113,089,117	123,266,689
Premier Shares
Shares sold	667,825,505	171,371,374
Reinvestment of distributions	373,857	10,395
Shares redeemed	(552,840,125)	(141,266,720)
	115,359,237	30,115,049
Service Shares
Shares sold	452,244,295	500,278,676
Reinvestment of distributions	160,698	38,581
Shares redeemed	(483,314,808)	(489,231,701)
	(30,909,815)	11,085,556
Resource Shares
Shares sold	—	—
Reinvestment of distributions	15	7
Shares redeemed	—	—
	15	7
Cash Management Shares
Shares sold	1,038,590,126	149,007,427
Reinvestment of distributions	10,627	5
Shares redeemed	(838,454,958)	(158,926,942)
	200,145,795	(9,919,510)

NET DECREASE IN SHARES	140,769,006	(842,159,351)

*	Valued at $1.00 per share.

130

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Federal Instruments Fund, Goldman Sachs Government Fund, Goldman Sachs Money Market Fund, Goldman Sachs Prime Obligations Fund, Goldman Sachs Treasury Instruments Fund, Goldman Sachs Treasury Obligations Fund, and Goldman Sachs Treasury Solutions Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in Goldman Sachs fund complex since 2000.

131

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares. Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

132

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited) (continued)

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Institutional Shares
Actual	$1,000.00	$1,011.23		$0.91	$1,000.00	$1,011.49		$0.91	$1,000.00	$1,012.69		$0.71
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.30	+	0.92	1,000.00	1,024.50	+	0.71
Select Shares
Actual	1,000.00	1,011.08		1.06	1,000.00	1,011.33		1.06	1,000.00	1,012.54		0.86
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	1,000.00	1,024.15	+	1.07	1,000.00	1,024.35	+	0.87
Preferred Shares
Actual	1,000.00	1,010.72		1.42	1,000.00	1,010.98		1.42	1,000.00	1,012.18		1.22
Hypothetical (5% return before expenses)	1,000.00	1,023.79	+	1.43	1,000.00	1,023.79	+	1.43	1,000.00	1,024.00	+	1.22
Capital Shares
Actual	1,000.00	1,010.47		1.67	1,000.00	1,010.72		1.67	1,000.00	1,011.93		1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.54	+	1.68	1,000.00	1,023.54	+	1.68	1,000.00	1,023.74	+	1.48
Administration Shares
Actual	1,000.00	1,009.96		2.18	1,000.00	1,010.22		2.18	1,000.00	1,011.42		1.98
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19	1,000.00	1,023.04	+	2.19	1,000.00	1,023.24	+	1.99
Premier Shares
Actual	1,000.00	1,009.45		2.68	1,000.00	1,009.71		2.68	1,000.00	1,011.01		2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.53	+	2.70	1,000.00	1,022.53	+	2.70	1,000.00	1,022.74	+	2.50
Service Shares
Actual	1,000.00	1,008.69		3.44	1,000.00	1,008.95		3.44	1,000.00	1,010.05		3.24
Hypothetical (5% return before expenses)	1,000.00	1,021.78	+	3.47	1,000.00	1,021.78	+	3.47	1,000.00	1,021.98	+	3.26
Class A Shares
Actual	N/A	N/A		N/A	1,000.00	1,010.22		2.18	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,023.04	+	2.19	N/A	N/A		N/A
Class C Shares
Actual	N/A	N/A		N/A	1,000.00	1,006.41		5.97	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,019.26	+	6.01	N/A	N/A		N/A
Resource Shares
Actual	N/A	N/A		N/A	1,000.00	1,008.18		4.20	1,000.00	1,009.39		2.53
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,021.02	+	4.23	1,000.00	1,022.68	+	2.55
Cash Management Shares
Actual	1,000.00	1,007.17		4.96	1,000.00	1,007.42		4.96	1,000.00	1,008.73		4.35
Hypothetical (5% return before expenses)	1,000.00	1,020.27	+	4.99	1,000.00	1,020.27	+	4.99	1,000.00	1,020.87	+	4.38
Class R6 Shares
Actual	N/A	N/A		N/A	1,000.00	1,011.49		0.91	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Class A Shares	Class C Shares	Resource Shares	Cash Management Shares	Class R6 Shares
Federal Instruments	0.18%	0.21%	0.28%	0.33%	0.43%	0.53%	0.68%	N/A	N/A	N/A	0.98%	N/A
Government	0.18	0.21	0.28	0.33	0.43	0.53	0.68	0.43%	1.18%	0.83%	0.98	0.18%
Money Market	0.14	0.17	0.24	0.29	0.39	0.49	0.64	N/A	N/A	0.50	0.86	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

133

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited) (continued)

	Prime Obligations Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Institutional Shares
Actual	$1,000.00	$1,012.62		$0.71	$1,000.00	$1,011.04		$1.01	$1,000.00	$1,011.27		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.50	+	0.71	1,000.00	1,024.20	+	1.02	1,000.00	1,024.20	+	1.02
Select Shares
Actual	1,000.00	1,012.57		0.86	1,000.00	1,010.89		1.17	1,000.00	1,011.12		1.17
Hypothetical (5% return before expenses)	1,000.00	1,024.35	+	0.87	1,000.00	1,024.05	+	1.17	1,000.00	1,024.05	+	1.17
Preferred Shares
Actual	1,000.00	1,012.22		1.22	1,000.00	1,010.53		1.52	1,000.00	1,010.76		1.52
Hypothetical (5% return before expenses)	1,000.00	1,024.00	+	1.22	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53
Capital Shares
Actual	1,000.00	1,011.96		1.47	1,000.00	1,010.28		1.77	1,000.00	1,010.51		1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.74	+	1.48	1,000.00	1,023.44	+	1.79	1,000.00	1,023.44	+	1.79
Administration Shares
Actual	1,000.00	1,011.45		1.98	1,000.00	1,009.77		2.28	1,000.00	1,010.00		2.28
Hypothetical (5% return before expenses)	1,000.00	1,023.24	+	1.99	1,000.00	1,022.94	+	2.29	1,000.00	1,022.94	+	2.29
Premier Shares
Actual	1,000.00	1,010.84		2.48	1,000.00	1,009.26		2.79	1,000.00	1,009.49		2.79
Hypothetical (5% return before expenses)	1,000.00	1,022.74	+	2.50	1,000.00	1,022.43	+	2.80	1,000.00	1,022.43	+	2.80
Service Shares
Actual	1,000.00	1,010.18		3.24	1,000.00	1,008.50		3.54	1,000.00	1,008.73		3.54
Hypothetical (5% return before expenses)	1,000.00	1,021.98	+	3.26	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.57
Resource Shares
Actual	1,000.00	1,009.32		2.53	1,000.00	1,007.74		2.83	1,000.00	1,007.97		2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.68	+	2.55	1,000.00	1,022.38	+	2.85	1,000.00	1,022.38	+	2.85
Cash Management Shares
Actual	1,000.00	1,008.56		4.35	1,000.00	1,006.98		5.06	1,000.00	1,007.21		5.06
Hypothetical (5% return before expenses)	1,000.00	1,020.87	+	4.38	1,000.00	1,020.16	+	5.09	1,000.00	1,020.16	+	5.09

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Prime Obligations	0.14%	0.17%	0.24%	0.29%	0.39%	0.49%	0.64%	0.50%	0.86%
Treasury Instruments	0.20	0.23	0.30	0.35	0.45	0.55	0.70	0.56	1.00
Treasury Obligations	0.20	0.23	0.30	0.35	0.45	0.55	0.70	0.56	1.00

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited) (continued)

	Treasury Solutions Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Institutional Shares
Actual	$1,000.00	$1,011.13		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02
Select Shares
Actual	1,000.00	1,010.97		1.17
Hypothetical (5% return before expenses)	1,000.00	1,024.05	+	1.17
Preferred Shares
Actual	1,000.00	1,010.62		1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.69	+	1.53
Capital Shares
Actual	1,000.00	1,010.36		1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.44	+	1.79
Administration Shares
Actual	1,000.00	1,009.85		2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.94	+	2.29
Premier Shares
Actual	1,000.00	1,009.35		2.79
Hypothetical (5% return before expenses)	1,000.00	1,022.43	+	2.80
Service Shares
Actual	1,000.00	1,008.58		3.54
Hypothetical (5% return before expenses)	1,000.00	1,021.68	+	3.57
Resource Shares
Actual	1,000.00	1,007.82		2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.38	+	2.85
Cash Management Shares
Actual	1,000.00	1,007.06		5.06
Hypothetical (5% return before expenses)	1,000.00	1,020.16	+	5.09

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Treasury Solutions	0.20%	0.23%	0.30%	0.35%	0.45%	0.55%	0.70%	0.56%	1.00%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

135

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that, although the Funds had operated in a challenging yield environment since 2009, yields had improved, thereby reducing the amount of fees waived and/or reimbursed by the Investment Adviser. They also acknowledged the uncertainty of the future interest rate environment. The Trustees considered that, during the relevant period, the Investment Adviser had contractually waived fees for the Financial Square Federal Instruments Fund, reimbursed expenses for the Financial Square Federal Instruments and Financial Square Prime Obligations Funds, and had voluntarily waived fees for the Financial Square Money Market and Financial Square Prime Obligations Funds, in order to maintain competitive yields. They observed that the Investment Adviser had previously made certain contractual management fee waivers permanent in February 2018, lowering the Funds’ contractual management fee, and had also reduced its voluntary management fee waivers for the Financial Square Money Market and Financial Square Prime Obligations Funds throughout the year with the rise in interest rates. They also acknowledged the growth of the Funds, particularly the relative growth of the Financial Square Money Market Fund and Financial Square Prime Obligations Fund, in recent periods. The Trustees also considered that the Financial Square Federal Instruments Fund, Financial Square Government Fund, Financial Square Treasury Instruments Fund, Financial Square Treasury Obligations Fund and Financial Square Treasury Solutions Fund had each maintained a stable net asset value per share and that the net asset value per share for each of the Financial Square Money Market Fund and Financial Square Prime Obligations Fund had experienced minimal principal volatility. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had voluntarily waived fees for the Financial Square Money Market and Financial Square Prime Obligations Funds, contractually waived fees for the Financial Square Federal Instruments Fund, and reimbursed expenses for the Financial Square Federal Instruments and Financial Square Prime Obligations Funds in order to maintain competitive yields. They observed that the Investment Adviser had previously made certain contractual management fee waivers permanent in February 2018, lowering the Funds’ contractual management fee, and had also reduced its voluntary management fee waivers for the Financial Square Money Market and Financial Square Prime Obligations Funds throughout the year with the rise in interest rates. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be

138

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

139

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee Since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

140

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

141

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer – Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2019 100%, 100%, 56.65%, 61.30%, 100%,100%, and 100% of the net investment company taxable income distributions paid by the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Money Market and Financial Square Treasury Solutions Funds designated $2 and $328, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2019.

142

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fun
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman Sachs & Co LLC.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 180295-OTU-1068262 FSQAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Fundamental Equity Growth Funds
Blue Chip
Capital Growth
Concentrated Growth
Flexible Cap
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental Equity Growth Funds

∎	BLUE CHIP

∎	CAPITAL GROWTH

∎	CONCENTRATED GROWTH

∎	FLEXIBLE CAP

∎	GROWTH OPPORTUNITIES

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Strategies’ Investment Process?

For over 30 years, the Goldman Sachs Growth Strategies has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

∎	Make decisions as long-term business owners rather than as stock traders

∎	Perform in-depth, fundamental research

∎	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify what we believe to be high quality growth businesses. Some investment criteria may include:

∎	Strength of brand name

∎	Size of market share

∎	Pricing power

∎	Recurring revenue streams

∎	Free cash flow

∎	Length of product life cycle

∎	Long-term growth prospects

∎	Seasoned management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

∎	Perform rigorous valuation analysis of every potential investment

∎	Use valuation tools and analytics to determine whether the business franchises we consider high-quality also represent sound investments

Result

Reasoned investment decisions based on our understanding of what each business is worth

Relatively attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

1

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

2

Market Review

Overall, U.S. equities gained ground amidst heightened volatility during the 12 months ended August 31, 2019 (the “Reporting Period”). The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 2.92%. The Russell 3000® Index generated a return of 1.31%.

U.S. equities inched higher as the Reporting Period began in September 2018, driven by robust U.S. macroeconomic data relative to other developed markets and to emerging markets. Against a backdrop of solid economic growth, near-target inflation and healthy monthly job gains, the Federal Reserve (the “Fed”) raised interest rates by 25 basis points, in line with market expectations. (A basis point is 1/100th of a percentage point.) The successful outcome of North American Free Trade Agreement negotiations to its new incarnation as the United States-Mexico-Canada Agreement near month end was also supportive of market sentiment. U.S. equities then fell in October 2018, as investor sentiment rapidly deteriorated on escalating trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the calendar year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Jerome Powell and encouraging progress in U.S.-China trade talks. However, the recovery was short-lived. U.S. equities subsequently plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, a partial U.S. Federal government shutdown, the U.S. President’s criticism of Fed Chair Powell and reignited corporate earnings growth concerns. The Fed raised interest rates by another 25 basis points.

After a volatile end to 2018, a U.S. equity market rally to begin 2019 marked the best first quarter performance for the S&P 500 Index since 1998. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to its balance sheet runoff. (The Fed unwinds, or shrinks, its balance sheet by selling securities on its balance sheet and/or not reinvesting maturing securities.) The U.S. unemployment rate remained well below trend at 3.8% in February with a steady increase in wages of 3.4% year over year. Housing data continued to show strength in the first calendar quarter, with new home sales reaching 667,000 in February 2019, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates, resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns, however, failed to completely abate, as fourth quarter Gross Domestic Product (“GDP”) was revised down 0.4% in March to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which tends to be more interest rate sensitive.

Following a sharp rally in the first quarter of 2019, the S&P 500 Index posted a somewhat more moderate gain in the second calendar quarter to close its best first half since 1997. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (In a broad analytical context, noise refers to information or activity that confuses or misrepresents genuine underlying trends.) In April 2019, there was a widely-held optimistic outlook for a possible trade deal, but such optimism faded in May when the U.S. President threatened to raise then-current tariffs and impose new duties on $300 billion of additional Chinese imports. Sanctions were temporarily placed on a Chinese telecommunications giant until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter of 2019, the U.S. equity markets kept a close eye on the Fed. After steadily raising interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. The U.S. equity market consensus had largely priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short of market expectations.

MARKET REVIEW

3

After an exceptionally strong first half of 2019, the S&P 500 Index delivered more muted, but still positive, returns in July 2019. The Fed lowered interest rates by 25 basis points, marking the first interest rate cut since 2008. Fed Chair Powell’s tone was dovish throughout the month, though more hawkish sentiment at the announcement of the cut raised uncertainty surrounding future easing of monetary policy. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) More than 60% of S&P 500 Index companies had reported earnings by the end of July 2019. Key themes for the corporate earnings reporting season revolved around a healthy consumer backdrop, softer industrial results and global economic uncertainty. The U.S. President announced a one-year exemption of 110 Chinese products from the 25% tariffs that were added on July 6, 2018. However, he later threatened to introduce new tariffs on $325 billion of Chinese goods despite the truce that was agreed upon at the G20 Summit at the end of June. (The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union. It was founded in 1999 with the aim to discuss policy pertaining to the promotion of international financial stability.)

The S&P 500 Index fell in August 2019. The month’s headlines were primarily dominated by trade tensions, as the U.S. President announced an intention to impose additional tariffs on remaining Chinese goods not yet subject to tariffs, causing increased market volatility. Economic data was largely mixed, with manufacturing data and consumer confidence showing signs of weakness but domestic demand holding steady in the context of a strong labor market and rising wages.

For the Reporting Period overall, utilities, real estate and consumer staples, traditionally considered more defensive sectors, were the best performing sectors in the S&P 500 Index. The weakest performing sectors in the S&P 500 Index were energy, financials and materials, each considered a more economically-sensitive cyclical sector.

Within the U.S. equity market, there was broad divergence in performance, with large-cap stocks, as measured by the Russell 1000® Index, posting single-digit positive absolute returns, mid-cap stocks, as measured by the Russell Midcap® Index, eking out a modest positive absolute return of less than 1%, and small-cap stocks, as measured by the Russell 2000® Index, posting double-digit negative absolute returns. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we maintained our view of U.S. equities as the most favorable asset class, offering what we saw as reasonable valuations relative to solid macroeconomic and corporate fundamentals. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the U.S. equity market rebounded with the strongest first half since 1997 despite geopolitical tensions and trade relations oscillating between positive and negative developments. Equities were buoyed by declining 10-year U.S. Treasury yields, as investors expected potential interest rate cuts, a dramatic shift from the Fed’s actions one year prior. While we were encouraged by the strong start to 2019, we did expect to see more signals of an aging cycle moving forward, such as the dip seen in August 2019, which may be challenging to navigate and require more selectivity by investors. Yet without clearer indications of deteriorating fundamentals, we thought it was still too early to position the Funds for a downturn in global economic growth or corporate earnings.

For the remainder of 2019, we expect choppier conditions. Within this more volatile backdrop, we believe a thorough understanding of both market and company-specific variables may be crucial to navigating the evolving landscape. That said, our investment philosophy will not change based on short-term fluctuations in markets. We plan to maintain our focus on what we consider to be high quality companies with strong market positions and experienced management teams. In our opinion, emphasizing these durable businesses can potentially set up the Funds to perform well amidst heightened volatility.

MARKET REVIEW

4

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Goldman Sachs Blue Chip Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of “blue chip” companies. Blue chip companies are companies that, in the view of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), enjoy strong market positions, seasoned management teams, solid financial fundamentals and high-quality reputations. Although blue chip companies generally have large or medium market capitalizations, the Investment Adviser may invest in companies that it believes have good, long-term prospects to become well-known, established or blue chip companies. The Fund may continue to invest up to 20% of its Net Assets in foreign securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Blue Chip Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 6.80%, 6.04%, 7.27%, 7.05%, 7.22%, 6.58% and 7.20%, respectively. These returns compare to the 2.92% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the S&P 500 Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, industrials and consumer discretionary, wherein effective stock selection helped most in each. The only sector to detract from the Fund’s relative results during the Reporting Period was financials, wherein stock selection was particularly challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in broadcast tower real estate investment trust American Tower, medical equipment company Danaher and payments processor Visa.

American Tower consistently reported strong organic earnings during the Reporting Period, driven by the strong performance of total property revenue and other profitability metrics. At the end of the Reporting Period, we believed American Tower may benefit from secular trends in growing data usage, taking advantage of its dominant market share, global expansion and additional investment opportunities to fuel long-term growth. With recurring revenue streams and strong organic leasing growth at an attractive valuation relative to its peers, in our opinion, we maintained our view that American Tower is a high quality and durable growth company.

In November 2018, Danaher’s stock was driven less by company-specific events but rather rose along with the health care equipment industry as a whole. Then, in February 2019, Danaher announced an agreement with General Electric (“GE”) to acquire the biopharma business of GE Life Sciences. The market’s reception of the deal was overwhelmingly positive, and Danaher’s shares climbed through the end of the month. We were also highly optimistic about the transaction, which makes Danaher the largest player within bioprocessing and gives the company a multi-year value creation opportunity through potential top-line

5

PORTFOLIO RESULTS

acceleration and cost savings. GE Life Sciences is a high quality asset, and in our opinion, significantly improves Danaher’s positioning within the biopharma industry. With this in mind, at the end of the Reporting Period, we had renewed confidence that Danaher is a high quality company, led by what we see as an outstanding management team, that generates solid free cash flow and has high barriers to entry in its key business segments.

Shares of Visa posted strong performance throughout the Reporting Period along with the broader information technology sector. The company consistently reported solid earnings, driven by strength in payments volume, processed transactions and cross-border volume. At the end of the Reporting Period, we maintained our view of Visa as a high quality asset with compelling upside to revenues and free cash flow should it continue to capitalize on secular trends in technology. Specifically, we feel the company is well positioned as the world transitions to online, digital payments across multiple large opportunity channels.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the S&P 500 Index were positions in oil and gas production company EOG Resources, financial services company Northern Trust and health insurance company Humana.

Shares of EOG Resources, a new purchase for the Fund during the Reporting Period, were pressured as the price of crude oil experienced heightened volatility. Despite this, we were confident at the end of the Reporting Period in its management’s ability to create a business model that can compete against attractive investments in other sectors by demonstrating sustainable growth, free cash flow generation and returns. In our view, EOG Resources wants to compete not just with energy companies but with all constituents of the S&P 500 Index. The company has stated it plans to grow its production and generate returns on capital at levels seen only in a select group of S&P 500 Index companies.

An earnings miss and broad market volatility in the fourth quarter of 2018 weighed on Northern Trust’s shares. For most of the Reporting Period, its stock closely mirrored the broader asset management sub-industry of the financials sector, which experienced weakness toward the end of the Reporting Period. That said, at the end of the Reporting Period, we were positive on Northern Trust’s wealth management business relative to its peers and thought the company’s corporate and institutional services business presented a good opportunity for operating leverage.

Humana’s stock traded up and down in a volatile fashion throughout the Reporting Period. The first catalyst occurred in November 2018 when Humana reported its third quarter 2018 earnings, in which revenues and earnings came in above consensus expectations, sending the company’s shares higher. These gains were reversed later in the month when news spread regarding a Medicare proposal that would potentially reduce or remove the rebates that managed care firms receive from drug makers in an effort to curb excessive drug pricing. Its shares fell again late in February 2019, along with other managed care stocks, as pharmaceutical company executives testified before the U.S. Congress to address criticism over drug pricing. During the hearings, the executives deflected the blame to insurance companies, such as Humana, arguing the rebates should be eliminated. Given that Humana derives a portion of its revenue from these rebates, we remained somewhat cautious and continued to monitor developments on this front. Then, in April 2019, Humana’s stock fell again, as persistent concerns around what are being popularly called “Medicare for All” proposals and the potential impact such a program might have pressured its shares. All that said, at the end of the Reporting Period, we believed Humana has opportunities for future growth, as we expect it to benefit from Medicare patient growth and aging of our population.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in pharmaceutical company AstraZeneca. We were encouraged by AstraZeneca’s momentum in product sales growth and by its strong operating leverage. We like the company and feel it has best in class top and bottom line growth potential over the next several years. Additionally, AstraZeneca has multiple phase 3 readouts across different drugs throughout 2019, which we believe could continue to drive growth.

We established a Fund position in health care products company Johnson & Johnson. Its shares had plunged in December 2018 after it was reported its executives knew for decades that its baby powder sometimes tested positive for asbestos. In response, its management dismissed the

6

PORTFOLIO RESULTS

allegations and said the product is safe and asbestos-free. Given that the stock had its worst day in 16 years, we felt investors had overreacted to the accusations and viewed the sell-off as a buying opportunity. In our view, Johnson & Johnson has a healthy financial profile and diversified suite of growing businesses. It has approximately $20 billion in cash and securities and generated approximately $16 billion in operating cash flow in the first three quarters of 2018 — more than twice dividends paid. Furthermore, the company beat the market’s quarterly earnings estimates during the Reporting Period, with psoriasis treatments and cancer drug sales driving the success, while signature baby products and consumer goods showed signs of improvement. Overall, we view Johnson & Johnson as a high quality health care name and decided to take advantage of what we saw as its attractive valuation on weakness.

Conversely, we exited the Fund’s position in pharmaceuticals company Pfizer during the Reporting Period. Following the stock’s strong performance through the first half of the Reporting Period, we decided to reallocate capital to names with what we felt were relatively more attractive risk/reward profiles. That said, we continued to like the company at the end of the Reporting Period given what we feel is its strong balance sheet and shareholder-friendly management and planned to continue monitoring its risk/reward balance going forward.

We sold the Fund’s position in Bank of America during the Reporting Period. We had first bought the stock in early 2015, and during the Fund’s holding period, the stock significantly outperformed the S&P 500 Index. After such strong performance, we felt the risk/reward profile of Bank of America had slightly less favorable growth potential and decided to exit the position and reallocate the capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Sean Gallagher, a portfolio manager of the Fund, retired effective September 30, 2018. The Fund continues to be managed by Steven M. Barry and Stephen E. Becker.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, consumer staples and communication services increased and its allocations to information technology, financials and materials decreased compared to the S&P 500 Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had overweighted positions relative to the S&P 500 Index in health care, consumer staples, industrials and communication services. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in financials and information technology and was rather neutrally weighted to the S&P 500 Index in consumer discretionary, energy, materials and real estate. The Fund had no position at all in utilities at the end of the Reporting Period.

7

FUND BASICS

Blue Chip Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.1%	Software
Visa, Inc. Class A	4.4	IT Services

Danaher Corp.	3.3	Health Care Equipment & Supplies
Texas Instruments, Inc.	3.2	Semiconductors & Semiconductor Equipment
The Boeing Co.	3.2	Aerospace & Defense
Walmart, Inc.	3.2	Food & Staples Retailing
Honeywell International, Inc.	3.1	Industrial Conglomerates
Ross Stores, Inc.	3.1	Specialty Retail
Apple, Inc.	3.1	Technology Hardware, Storage & Peripherals
Union Pacific Corp.	3.0	Road & Rail

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS BLUE CHIP FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Blue Chip Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 30, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	6.80%	8.09%	11.01%
Including sales charges	0.96%	6.88%	10.37%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	6.04%	7.31%	10.18%
Including contingent deferred sales charges	4.98%	7.31%	10.18%

Institutional (Commenced November 30, 2009)	7.27%	8.52%	11.45%

Investor (Commenced November 30, 2009)	7.05%	8.36%	11.28%

Class P (Commenced April 17, 2018)	7.22%	N/A	11.29%

Class R (Commenced November 30, 2009)	6.58%	7.84%	10.74%

Class R6 (Commenced July 31, 2015)	7.20%	N/A	8.85%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

9

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund invests in both value and growth companies. The Fund’s fundamental equity investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 3.72%, 3.01%, 4.14%, 3.57%, 3.96%, 4.13%, 3.47% and 4.12%, respectively. These returns compare to the 2.49% average annual total return of the Fund’s benchmark, the Russell 1000® Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were information technology, health care and materials, wherein stock selection in each proved effective. The only two sectors that detracted from the Fund’s relative performance during the Reporting Period were industrials and consumer staples, wherein stock selection in each dampened results.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in metal packaging company Ball, construction company Martin Marietta Materials and pharmaceutical company Eli Lilly.

Ball produces metal packaging goods for beverages, household products and aerospace technologies. Its stock performed strongly through most of the Reporting Period, driven by strong earnings reports in November 2018 and February and May 2019 in which the company beat market estimates on earnings per share while also benefitting from robust growth in global beverage can volumes. The company grew its market share and also reiterated guidance for free cash flow and earnings, which the market viewed positively. At the end of the Reporting Period, we viewed Ball as a highly diversified company that has growing market share in the defense industry, as a leader in the fragmented aerosol space and as one of the more sustainable companies in beverage can production. Additionally, we saw positive upside potential moving forward given the wide range of commercial opportunities to leverage its global leadership position along with the potential for multi-year margin improvement.

Martin Marietta Materials engages in the provision of aggregates, including crushed stone, sand and gravel through its network of quarries and distribution yards. Most of its stock’s strong performance can be attributed to the end of July 2019 when the company announced earnings in line with consensus expectations while also raising earnings before interest, taxes, depreciation and amortization guidance. At the end of the Reporting Period, we were positive on what we saw as the company’s long runway of strong pricing performance made available from its consolidation of its Texas and Colorado markets, given that aggregates is a local business with strong pricing power. Martin Marietta Materials, in our view, has proven to have a thoughtful management team for creating shareholder value through capital deployment. Finally, we recognized cyclical

10

PORTFOLIO RESULTS

upside potential given the relatively depressed levels for aggregates production during the Reporting Period.

Eli Lilly’s stock climbed through the fourth quarter of 2018 after the company reported solid quarterly results and better than consensus expected 2019 guidance, featuring significant improvements in revenue growth and long-term sales growth. Its shares also climbed through the first quarter of 2019, boosted by improving market sentiment on the prospects of its business. At the end of the Reporting Period, we believed the company had strong risk/reward prospects versus its peers, and we saw upside potential in its diabetes franchise.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in diversified specialty products company DuPont de Nemours, crude oil refining company Marathon Petroleum and oil and gas exploration company Concho Resources.

During the Reporting Period, DuPont de Nemours went through multiple changes, first spinning off Dow, Inc. and then later spinning off its agricultural business named Corteva. The remaining company, now called DuPont de Nemours, experienced weakness at the beginning of May 2019 after announcing earnings in line with market estimates on most metrics but weaker than market expected forward guidance. Despite the weakness, we remained positive on DuPont de Nemours at the end of the Reporting Period, as we believed it was well positioned for best in class growth, margin improvement potential and robust free cash flow growth.

Marathon Petroleum’s stock was weak in the fourth quarter of 2018 along with the equity market as a whole. Marathon Petroleum’s share price then fell again in May 2019 when the company reported quarterly results that missed on earnings per share, driven primarily by weakness in refining and retail margins. On the positive side, the company continued to buy back shares and also reported strong operating cash flow and capital expenditures. Its stock fell again in August 2019 despite reporting solid earnings and exceeding market expectations on earnings per share. Even with its mixed earnings and volatile performance, we remained positive on Marathon Petroleum at the end of the Reporting Period and felt its acquisition of Andeavor seemed to be going well and on track to continue to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business. We also believed in its management’s ability to achieve synergy targets and maintain its focus on returning capital to shareholders. We believed Marathon Petroleum was a high quality company with a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

Shares of Concho Resources traded down through much of the Reporting Period, as the company released mixed results in both February and April 2019. Its stock then dropped sharply in early August 2019 following yet another disappointing quarter, which we viewed as breaching our investment thesis for the company. Following the release, we decided to exit the Fund’s position in Concho Resources, as we were less confident in the company’s ability to execute and deliver on its growth plan.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in multinational consumer goods company Procter & Gamble. We believe the company could start to see an inflection from its recent consolidation, and we remain positive that its price cuts could help improve sales in emerging markets. Additionally, we are confident in its management’s ability to adapt to the changing landscape and various business challenges. We think its innovative pipeline and brand awareness may well lead to continued sales momentum going forward.

We established a Fund position in pharmaceutical company AstraZeneca. We were encouraged by AstraZeneca’s momentum in product sales growth and by its strong operating leverage. We like the company and feel it has best in class top and bottom line growth potential over the next several years. Additionally, AstraZeneca has multiple phase 3 readouts across different drugs throughout 2019, which we believe could continue to drive growth.

Conversely, in addition to the sale of Concho Resources already mentioned, we eliminated the Fund’s position in Signature Bank, a regional bank primarily located in the northeastern U.S. We decided to exit the stock ahead of the expiring New York rent regulation and reform, as we believed the uncertainty would be a headwind for the stock.

11

PORTFOLIO RESULTS

We felt it prudent to sell the position and allocate the capital to other companies that we believed to be less exposed to that political risk.

We exited the Fund’s position in pharmaceutical company Shire during the Reporting Period. In December 2018, it was announced that Takeda Pharmaceutical shareholders voted to approve the company’s acquisition of Shire. Following the approval of the acquisition and the stock’s strong performance, we decided to sell the position and reallocate the capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Sean Gallagher, a portfolio manager of the Fund, retired effective September 30, 2018. The Fund continues to be managed by Steven M. Barry and Stephen E. Becker.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, relative to the Russell Index, the Fund’s allocation to information technology decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had an overweighted position relative to the Russell Index in the materials sector and an underweighted position relative to the Russell Index in the industrials sector. On the same date, the Fund was rather neutrally weighted to the Russell Index in information technology, health care, financials, consumer discretionary, consumer staples, energy, real estate, utilities and communication services.

12

FUND BASICS

Capital Growth Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.2%	Software
Apple, Inc.	3.5	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	2.6	Internet & Direct Marketing Retail
Visa, Inc. Class A	1.9	IT Services
Berkshire Hathaway, Inc. Class B	1.8	Diversified Financial Services
Facebook, Inc. Class A	1.7	Interactive Media & Services
JPMorgan Chase & Co.	1.7	Banks
Alphabet, Inc. Class A	1.6	Interactive Media & Services
The Procter & Gamble Co.	1.5	Household Products
Bank of America Corp.	1.5	Banks

[1]The	top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]The	Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 1, 2009 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.72%	10.94%	13.37%	—
Including sales charges	-1.99%	9.69%	12.73%	—

Class C
Excluding contingent deferred sales charges	3.01%	10.12%	12.54%	—
Including contingent deferred sales charges	1.98%	10.12%	12.54%	—

Institutional	4.14%	11.38%	13.83%	—

Service	3.57%	10.82%	13.26%	—

Investor	3.96%	11.21%	13.66%	—

Class P (Commenced April 17, 2018)	4.13%	N/A	N/A	8.21%

Class R	3.47%	10.66%	13.09%	—

Class R6 (Commenced July 31, 2015)	4.12%	N/A	N/A	11.07%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

14

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments selected for their potential to achieve capital appreciation over the long term. The Fund typically holds 30-40 companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest up to 10% of its total assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 3.58%, 2.81%, 3.98%, 3.83%, 4.01%, 3.36% and 4.00%, respectively. These returns compare to the 4.27% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Russell Index on a relative basis during the Reporting Period. Stock selection overall proved effective. Sector allocation as a whole detracted from relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the consumer staples, information technology and consumer discretionary sectors detracted from the Fund’s relative results most during the Reporting Period. Having an underweight to information technology, which outpaced the Russell Index during the Reporting Period, also hurt. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, real estate and communication services, wherein effective stock selection in each helped. Having an overweighted allocation to real estate, which was the best performing sector in the Russell Index during the Reporting Period, also boosted the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in diversified specialty products company DuPont de Nemours, semiconductor company NVIDIA and biotechnology company BioMarin Pharmaceuticals.

During the Reporting Period, DuPont de Nemours went through multiple changes, first spinning off Dow, Inc. and then later spinning off its agricultural business named Corteva. The remaining company, now called DuPont de Nemours, experienced weakness at the beginning of May 2019 after announcing earnings in line with market estimates on most metrics but weaker than market expected forward guidance. Despite the weakness, we remained positive on DuPont de Nemours at the end of the Reporting Period, as we believed it was well positioned for best in class growth, margin improvement potential and robust free cash flow growth.

NVIDIA engages in the design and manufacture of computer graphics, processors, chipsets and related multimedia software. During the Reporting Period, the company reported disappointing earnings, as trade uncertainties and concerns around demand persisted. While we believe NVIDIA is a

15

PORTFOLIO RESULTS

high quality advanced chip designer, we decided to exit the position in favor of companies we felt had more favorable near-term risk/reward profiles.

BioMarin Pharmaceuticals, which develops and commercializes therapies for people with serious and life-threatening rare diseases, was added to the Fund’s portfolio in September 2018. In February 2019, despite reporting fourth quarter 2018 earnings results in line with market expectations, its stock experienced trading volatility, as is typical for stocks in the smaller capitalization biotechnology space. Investors viewed 2019 as a pivotal year for BioMarin Pharmaceuticals, as two of its major drugs were scheduled to release phase 3 studies updates by June 2019. In July 2019, despite the release of positive data from one of the company’s key drugs, Valrox, its stock trended downward, as the pharmaceutical industry as a whole experienced weakness. Even with this decline, we were optimistic at the end of the Reporting Period about the sustainability of BioMarin Pharmaceuticals’ existing rare disease initiatives and viewed the research being done in areas such as dwarfism and brain disorders to be promising areas for growth. Taken together, we thought the company’s base business and pipeline could meaningfully support profitability and free cash flow moving forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in medical equipment company Danaher, pharmaceutical company Eli Lilly and broadcast tower real estate investment trust American Tower.

In November 2018, Danaher’s stock was driven less by company-specific events but rather rose along with the health care equipment industry as a whole. Then, in February 2019, Danaher announced an agreement with General Electric (“GE”) to acquire the biopharma business of GE Life Sciences. The market’s reception of the deal was overwhelmingly positive, and Danaher’s shares climbed through the end of the month. We were also highly optimistic about the transaction, which makes Danaher the largest player within bioprocessing and gives the company a multi-year value creation opportunity through potential top-line acceleration and cost savings. GE Life Sciences is a high quality asset, and in our opinion, significantly improves Danaher’s positioning within the biopharma industry. With this in mind, at the end of the Reporting Period, we had renewed confidence that Danaher is a high quality company, led by what we see as an outstanding management team, that generates solid free cash flow and has high barriers to entry in its key business segments.

Eli Lilly’s stock climbed through the fourth quarter of 2018 after the company reported solid quarterly results and better than consensus expected 2019 guidance, featuring significant improvements in revenue growth and long-term sales growth. After these strong gains, given the concentrated nature of this Fund’s portfolio, we elected to exit the Fund’s position early in 2019.

American Tower consistently reported strong organic earnings during the Reporting Period, driven by the strong performance of total property revenue and other profitability metrics. At the end of the Reporting Period, we believed American Tower may benefit from secular trends in growing data usage, taking advantage of its dominant market share, global expansion and additional investment opportunities to fuel long-term growth. With recurring revenue streams and strong organic leasing growth at what we considered to be an attractive valuation relative to its peers, we maintained our view that American Tower is a high quality and durable growth company.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of BioMarin Pharmaceuticals, already mentioned, we established a Fund position in pharmaceutical company AstraZeneca. We were encouraged by AstraZeneca’s momentum in product sales growth and by its strong operating leverage. We like the company and feel it has best in class top and bottom line growth potential over the next several years. Additionally, AstraZeneca has multiple phase 3 readouts across different drugs throughout 2019, which we believe could continue to drive growth.

We initiated a Fund position in online marketplace management company Intercontinental Exchange during the Reporting Period. We believe the company is set up well to capitalize on market uncertainty, driving its contract volumes higher. We also observe that its management shows a deliberate push to create more consistency and control over the company’s ability to grow revenue through differing market conditions. Overall, we feel the operating environment remains strong for Intercontinental Exchange,

16

PORTFOLIO RESULTS

and we have conviction in its management’s ability to execute.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in integrated circuit manufacturer Analog Devices. Its stock was a strong performer in 2018 and rallied to start 2019, but we felt its risk/reward profile was no longer as compelling. We decided to sell the position and reallocate the proceeds to other high quality growth companies.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, financials, materials and energy increased and its allocations to information technology and health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had overweighted positions relative to the Russell Index in the energy, materials, real estate, health care and communication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology and consumer discretionary. The Fund was rather neutrally weighted relative to the Russell Index in industrials, financials and consumer staples and had no position at all in the utilities sector at the end of the Reporting Period.

17

FUND BASICS

Concentrated Growth Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	8.9%	Software

Visa, Inc. Class A	5.3	IT Services

Apple, Inc.	5.0	Technology Hardware, Storage & Peripherals

Alphabet, Inc. Class A	4.5	Interactive Media & Services

Facebook, Inc. Class A	4.4	Interactive Media & Services

Amazon.com, Inc.	4.3	Internet & Direct Marketing Retail

AstraZeneca PLC ADR	2.9	Pharmaceuticals

Northrop Grumman Corp.	2.8	Aerospace & Defense

CSX Corp.	2.7	Road & Rail
NIKE, Inc. Class B	2.6	Textiles, Apparel & Luxury Goods

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.58%	10.20%	12.52%	—
Including sales charges	-2.15%	8.97%	11.89%	—

Class C
Excluding contingent deferred sales charges	2.81%	9.37%	11.68%	—
Including contingent deferred sales charges	1.78%	9.37%	11.68%	—

Institutional	3.98%	10.63%	12.97%	—

Investor	3.83%	10.48%	12.80%	—

Class P (Commenced April 17, 2018)	4.01%	N/A	N/A	11.09%

Class R	3.36%	9.93%	12.25%	—

Class R6 (Commenced July 31, 2015)	4.00%	N/A	N/A	10.54%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in small-, mid- and large-cap issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. This strategy is combined with a quantitative risk allocation process that is used to assist portfolio construction and trading decisions.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Flexible Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 3.07%, 2.30%, 3.47%, 3.40%, 3.56%, 2.89% and 3.47%, respectively. These returns compare to the 2.92% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the S&P 500 Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, materials and communication services. Effective stock selection drove results in each of these sectors. The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer discretionary, energy and consumer staples, wherein stock selection proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the S&P 500 Index were positions in metal packaging company Ball, biopharmaceutical company Celgene and medical equipment company Danaher.

Ball produces metal packaging goods for beverages, household products and aerospace technologies. Its stock performed strongly through most of the Reporting Period, driven by strong earnings reports in November 2018 and February and May 2019 in which the company beat market estimates on earnings per share while also benefitting from robust growth in global beverage can volumes. The company grew its market share and also reiterated guidance for free cash flow and earnings, which the market viewed positively. At the end of the Reporting Period, we viewed Ball as a highly diversified company that has growing market share in the defense industry, as a leader in the fragmented aerosol space and as one of the more sustainable companies in beverage can production. Additionally, we saw positive upside potential moving forward given the wide range of commercial opportunities to leverage its global leadership position along with the potential for multi-year margin improvement.

We added a Fund position in Celgene during the fourth quarter of 2018 and shortly thereafter it was announced that Bristol-Myers Squibb would be acquiring Celgene for a sizable premium, causing its shares to spike. We were positive on Celgene given what we saw as its strong pipeline of upcoming drugs and believed the deal could be value accretive. Initially, we were encouraged by the news of the potential acquisition. However, as time went on, we felt the valuation of Celgene had become less appealing and elected to exit the Fund’s position in the spring of 2019.

In November 2018, Danaher’s stock was driven less by company-specific events but rather rose along with the health care equipment industry as a whole. Then, in February 2019, Danaher announced an agreement with General Electric (“GE”) to acquire the biopharma business of GE Life

20

PORTFOLIO RESULTS

Sciences. The market’s reception of the deal was overwhelmingly positive, and Danaher’s shares climbed through the end of the month. We were also highly optimistic about the transaction, which makes Danaher the largest player within bioprocessing and gives the company a multi-year value creation opportunity through potential top-line acceleration and cost savings. GE Life Sciences is a high quality asset, and in our opinion, significantly improves Danaher’s positioning within the biopharma industry. With this in mind, at the end of the Reporting Period, we had renewed confidence that Danaher is a high quality company, led by what we see as an outstanding management team, that generates solid free cash flow and has high barriers to entry in its key business segments.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in oil and gas exploration company Concho Resources, transportation and logistics company XPO Logistics and crude oil refining company Marathon Petroleum.

Shares of Concho Resources, a new purchase for the Fund during the Reporting Period, traded down, as the company released mixed results in both February and April 2019. Its stock then dropped sharply in early August 2019 following yet another disappointing quarter, which we viewed as breaching our investment thesis for the company. Following the release, we decided to exit the Fund’s position in Concho Resources, as we were less confident in the company’s ability to execute and deliver on its growth plan.

While there were no stock-specific reasons for the decline in XPO Logistics’ share price during a volatile October 2018, the company, along with others in the industrials and freight industries, underperformed for the month. In mid-December 2018, a hedge fund issued a report that sent XPO Logistics’ shares tumbling more than 26% in one day. We were not particularly troubled by our initial read-through of the analysis but recognized several aspects that warranted follow-up. After assessing various factors, we confirmed our previously held view that XPO Logistics’ business was well aligned with the structural changes in the freight industry, such as outsourcing and labor-saving technology, e-commerce exposure and the implementation of electronic logging devices. The market eventually recognized this as well, and its shares recovered all of the losses prompted by the hedge fund report. However, unrelated to the report, XPO Logistics’ stock tumbled in February 2019 after the company released its fourth quarter 2018 earnings report that revealed results below market estimates on earnings per share, revenue and 2019 guidance. Its management cited a reduction in business from its largest client, expressing it would negatively impact its growth for 2019. These developments led us to exit the Fund’s position in XPO Logistics.

Marathon Petroleum’s stock was weak in the fourth quarter of 2018 along with the equity market as a whole. Marathon Petroleum’s share price then fell again in May 2019 when the company reported quarterly results that missed on earnings per share, driven primarily by weakness in refining and retail margins. On the positive side, the company continued to buy back shares and also reported strong operating cash flow and capital expenditures. Its stock fell again in August 2019 despite reporting solid earnings and exceeding market expectations on earnings per share. Even with its mixed earnings and volatile performance, we remained positive on Marathon Petroleum at the end of the Reporting Period and felt its acquisition of Andeavor seemed to be going well and on track to continue to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business. We also believed in its management’s ability to achieve synergy targets and maintain its focus on returning capital to shareholders. We believed Marathon Petroleum was a high quality company with a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchases mentioned earlier, we re-initiated a Fund position in fast-food restaurant company McDonald’s. Its stock had lagged the overall market during the third quarter of 2018, which we believe presented an attractive opportunity to add back what we view as a best-in-class franchise to the Fund’s portfolio after selling it in the Fund’s prior fiscal year. We are positive on many of the strategic initiatives McDonald’s has been rolling out, including modernized restaurants, a revamped value menu and fresh beef hamburgers, which we believe can help boost its stock. In our view, McDonald’s has a strong balance sheet

21

PORTFOLIO RESULTS

with robust free cash flow and good return on equity. We also believe it was attractively valued at the time of purchase and poised for growth and market share gains.

We established a Fund position in Adobe, a provider of digital marketing and media solutions. We believe Adobe has one of the best management teams in the software industry and seems to be on the right side of a major wave of spending in its category.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Abbott Laboratories. Since initiating the position in 2017, its stock had performed well. After such strong returns, we felt it prudent to sell the position and allocate the proceeds to other companies we believed to have more attractive valuations and opportunities moving forward.

We sold the Fund’s position in cigarette manufacturer Altria Group during the Reporting Period. Multiple investigations into the safety of e-cigarettes from JUUL Labs — in which Altria Group holds a 35% stake — hurt the stock’s performance during the Reporting Period. Further, Walmart raised its age to purchase tobacco products to 21 and halted the sale of fruit and dessert nicotine flavors, another hit to JUUL Labs and Altria Group. Following these headwinds, we decided to exit the position and allocate the capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the health care sector increased relative to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund was rather neutrally weighted to all 11 sectors in the S&P 500 Index.

22

FUND BASICS

Flexible Cap Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.7%	Software
Apple, Inc.	3.2	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	3.0	Internet & Direct Marketing Retail
JPMorgan Chase & Co.	1.9	Banks
Johnson & Johnson	1.9	Pharmaceuticals
Alphabet, Inc. Class A	1.8	Interactive Media & Services
Facebook, Inc. Class A	1.8	Interactive Media & Services
The Procter & Gamble Co.	1.7	Household Products
Visa, Inc. Class A	1.7	IT Services
Alphabet, Inc. Class C	1.5	Interactive Media & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS FLEXIBLE CAP FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 1, 2009 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Flexible Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.07%	10.05%	13.15%	—
Including sales charges	-2.63%	8.81%	12.51%	—

Class C
Excluding contingent deferred sales charges	2.30%	9.23%	12.30%	—
Including contingent deferred sales charges	1.28%	9.23%	12.30%	—

Institutional	3.47%	10.47%	13.60%	—

Investor	3.40%	10.34%	13.44%	—

Class P (Commenced April 17, 2018)	3.56%	N/A	N/A	7.56%

Class R	2.89%	9.80%	12.88%	—

Class R6 (Commenced July 31, 2015)	3.47%	N/A	N/A	9.64%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

24

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 8.00%, 7.24%, 8.34%, 7.82%, 8.33%, 8.38%, 7.75% and 8.35%, respectively. These returns compare to the 5.96% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, real estate and industrials, wherein effective stock selection drove results. Detracting most from the Fund’s relative results was challenging stock selection in the financials, energy and information technology sectors. Having a slight overweight to energy, which was the weakest performing sector in the Russell Index during the Reporting Period, and having an underweight to information technology, which outperformed the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in SBA Communications, Teleflex and Dollar General.

SBA Communications is a wireless communications infrastructure real estate investment trust that owns and operates wireless communication towers. Its shares rallied during the Reporting Period, as the company consistently reported strong earnings, driven by improvements in organic leasing growth. At the end of the Reporting Period, we believed SBA Communications was well positioned, as it has higher exposure to domestic macro tower leasing drivers and less exposure to the choppier trends within the international markets than its peers.

Shares of medical technology company Teleflex experienced a volatile window of trading during the fourth quarter of 2018, much like the broader equity market. However, its stock was strong in the first quarter of 2019 following its earnings announcement in February 2019 in which Teleflex reported fourth quarter 2018 results that beat market expectations for earnings per share with revenue in line. Its stock also rose in June and July 2019, the latter again on the back of strong earnings in which the company beat market estimates on earnings per share. At the end of the Reporting Period, we felt Teleflex was well positioned to capitalize on the evolving trends in medical purchasing, as improved

25

PORTFOLIO RESULTS

patient outcomes and reduced hospital stays become more of a priority. Furthermore, we felt its deep product pipeline laid a healthy groundwork for growth ahead, as its management continued to allocate capital into key disease markets. Overall, we thought Teleflex was a high quality growth company with strong cash flows, and we were constructive on its opportunity to expand margins as it works to benefit from secular growth themes.

Earnings reports in both May and August 2019 caused discount retailer Dollar General’s stock to jump. In both instances, earnings per share came in ahead of market expectations, as the company continued to see traction on its sales initiatives. Same-store sales were also better than consensus estimates, and operating margins expanded, leading its stock higher. At the end of the Reporting Period, we were positive on the company’s growth initiatives, which we felt may help continue to propel it forward. We believed Dollar General was attractively valued at the end of the Reporting Period and were positive on its management team and the direction it appeared to be taking the company.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in PVH, GoDaddy and Xilinx.

PVH designs and manufactures apparel and footwear through a variety of brand names. Amidst a more challenging environment for retail during the fourth quarter of 2018, PVH reported mixed results in November 2018. While its earnings per share and revenue were higher, its Calvin Klein sales were disappointing for the second consecutive quarter. PVH’s stock slid throughout December 2018 alongside the broader market, which experienced heightened volatility. Subsequently, its share price decline could be attributed to broader macroeconomic trends, such as slowdowns in North American and Chinese retail markets and currency headwinds, rather than to company-specific factors. We viewed these issues as temporary and continued to like PVH at the end of the Reporting Period for what we saw as its stable free cash flow generation, solid balance sheet and strong consumer recognition among its leading brands, Calvin Klein and Tommy Hilfiger. We also believed Calvin Klein’s strategic pivot toward mid-range clothing could help the brand gain market share. Additionally, we were positive on the company’s geographic diversity, which may allow for more flexibility and global growth opportunities ahead.

GoDaddy engages in web hosting services. Its stock slid during the beginning of 2019 following its earnings release in which company reported results in line with market expectations across virtually all key metrics. Despite the release, its shares declined as investors were disappointed following an extended period of upside surprises. Additionally, the company announced a change to its senior management team later in the Reporting Period. However, at the end of the Reporting Period, we continued to believe GoDaddy’s end markets were rather steady and presented a favorable long-term growth opportunity. Overall, we remained positive on GoDaddy, as we believed it was a high quality growth company that has demonstrated an ability to deliver consistent earnings growth over time. We felt it was a well diversified business led by a strong management team.

Xilinx, a new purchase for the Fund during the Reporting Period, engages in the designing and developing of programmable devices and associated technologies. While its stock significantly outperformed the Russell Index during the first half of the Reporting Period due to consecutive impressive earnings releases, the Fund’s underweight position led the stock to be a top detractor from its relative results. While we continued to like the company and the end-markets it is exposed to, including fifth-generation (“5G”) and public cloud, we felt its valuation was not compelling and elected to exit the position and allocate the capital to what we considered to be more favorable risk/reward opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in global diversified industrial manufacturing company Ingersoll-Rand during the Reporting Period. Ingersoll-Rand’s products range from complete air compressor systems, tools, plugs, material handling systems and more. We are positive on the company’s core heating, ventilation and air conditioning (“HVAC”) business on both the commercial and residential side. In our view, its management is working to sustain strong double-digit order book growth by focusing on investments in energy efficiency, building controls and taking advantage of favorable pricing power. We also view the company’s acquisition of Precision Flow Systems as a prudent capital

26

PORTFOLIO RESULTS

allocation decision, as the asset finally became available after a decade of monitoring it, and its existing fluid control business and attractive end-market should further synergize with Ingersoll-Rand’s offerings and generate incremental cash flow, in our opinion. (End-market is used to indicate where the final transaction takes place in a value chain. Typically it is where the end-user is located, meaning the individual, organization, industry or region for whom the product or service has been created and who is not expected to resell that product or service.)

We established a Fund position in O’Reilly Automotive. The company owns and operates retail outlets in the U.S. We were positive on what we saw as the company’s solid earnings announcement in February 2019 giving strong same-store sales guidance and strong quarter-to-date trends. We believe demand may well remain robust due to increasing miles driven given low unemployment and relatively stable fuel prices. Overall, O’Reilly Automotive remains a best in class operator, in our view.

Conversely, in addition to the sale of Xilinx already mentioned, we exited the Fund’s position in Dunkin’ Brands Group. After the company reported its fourth quarter 2018 earnings, in which it beat consensus earnings per share estimates but missed on revenues, we noticed a significant disconnect between the results and its management’s optimism around the business. Our outlook was more negative, as the company exhausted numerous strategies during 2018, but store traffic and same-store sales both remained soft. Given that the stock was a solid performer during the Reporting Period, we elected to sell the stock and reallocate gains to other businesses with what we viewed as more promising long-term growth prospects.

We eliminated the Fund’s position in Global Payments, a provider of payment technology and software solutions. Following an extended span of strong performance, we decided to realize gains and reallocate the capital to other high quality growth names in the payments space. We felt that, as we get deeper in the economic cycle, there may be other names in the industry that could provide high quality characteristics in the event of an economic downturn.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On October 23, 2018, managing director and the Fund’s co-lead portfolio manager Ashley Woodruff left the firm to pursue another opportunity. Ashley Woodruff has been a portfolio manager for the Fund, alongside Steven Barry, since 2014. Steven Barry is the architect of the Mid Cap Growth Strategy and has consistently managed the strategy since its inception nearly two decades ago. He became the sole portfolio manager for the strategy, including the Fund. Ashley Woodruff’s consumer discretionary research coverage was assumed by Stephen Becker, a managing director with 19 years of industry experience. Steven Barry will continue to serve as chief investment officer of the Fundamental Equity U.S. Equity team.

Subsequently, in July 2019, Jenny Chang, portfolio manager on the U.S. Equity team became a portfolio manager for the Mid Cap Growth strategy, including the Fund, alongside Steven Barry. Jenny Chang joined GSAM in 2016 and has 20 years of industry experience.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, industrials, materials and real estate increased and its allocations to information technology and health care decreased relative to the Russell Index. The Fund’s position in cash decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, health care and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology and communication services. The Fund was rather neutrally weighted to the Index in industrials, financials, materials, energy and real estate and had no position at all in utilities at the end of the Reporting Period.

27

FUND BASICS

Growth Opportunities Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Dollar General Corp.	3.1%	Multiline Retail
Fiserv, Inc.	3.0	IT Services
SBA Communications Corp.	2.4	Equity Real Estate Investment Trusts (REITs)
L3Harris Technologies, Inc.	2.3	Aerospace & Defense
Total System Services, Inc.	2.1	IT Services
Bright Horizons Family Solutions, Inc.	2.1	Diversified Consumer Services
Ingersoll-Rand PLC	2.0	Machinery
Amphenol Corp. Class A	1.9	Electronic Equipment, Instruments & Components
Verisk Analytics, Inc.	1.9	Professional Services
IDEXX Laboratories, Inc.	1.8	Health Care Equipment & Supplies

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	8.00%	8.29%	12.76%	—
Including sales charges	2.07%	7.07%	12.13%	—

Class C
Excluding contingent deferred sales charges	7.24%	7.49%	11.92%	—
Including contingent deferred sales charges	6.16%	7.49%	11.92%	—

Institutional	8.34%	8.67%	13.19%	—

Service	7.82%	8.14%	12.63%	—

Investor	8.33%	8.56%	13.05%	—

Class P (Commenced April 17, 2018)	8.38%	N/A	N/A	10.24%

Class R	7.75%	8.01%	12.48%	—

Class R6 (Commenced July 31, 2015)	8.35%	N/A	N/A	9.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

29

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (“Net Assets”) in a diversified portfolio of equity investments in small- and mid-cap issuers. Small- or mid-cap issuers are issuers with public stock capitalizations within the outside range of the market capitalizations of companies constituting the Russell 2000 Growth Index and the Russell Midcap Growth Index. As of September 30, 2018, the outside capitalization range of the companies in these indexes was between $12 million and $75 billion. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 4.33%, 3.50%, 4.62%, 4.13%, 4.57%, 4.67%, 4.07% and 4.67%, respectively. These returns compare to the -3.70% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole had a rather neutral effect on the Fund’s relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, health care and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having an overweighted allocation to information technology, which was the strongest performing sector in the Russell Index during the Reporting Period, also buoyed the Fund’s relative results. The only sector to detract from the Fund’s relative results during the Reporting Period was financials, wherein stock selection was challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in medical technology company Teleflex, childcare provider Bright Horizons Family Solutions and precision oncology company Guardant Health.

Shares of Teleflex experienced a volatile window of trading during the fourth quarter of 2018, much like the broader equity market. However, its stock was strong in the first quarter of 2019 following its earnings announcement in February 2019 in which Teleflex reported fourth quarter 2018 results that beat market expectations for earnings per share with revenue in line. Its stock also rose in June and July 2019, the latter again on the back of strong earnings in which the company beat market estimates on earnings per share. At the end of the Reporting Period, we felt Teleflex was well positioned to capitalize on the evolving trends in medical purchasing, as improved patient outcomes and reduced hospital stays become more of a priority. Furthermore, we felt its deep product pipeline laid a healthy groundwork for growth ahead, as its management continued to allocate capital into key disease markets. Overall, we thought Teleflex was a high quality growth company with strong cash flows, and we were constructive on its opportunity to expand margins as it works to benefit from secular growth themes.

Shares of Bright Horizons Family Solutions rose in May and June 2019 following an earnings announcement in which the company executed ahead of consensus expectations. Its

30

PORTFOLIO RESULTS

positive results were primarily driven by better than consensus expected revenues and earnings, underpinned by strong organic growth and operating margin expansion. The company’s stock held up well in August 2019 in a more volatile market environment given its more defensive nature. At the end of the Reporting Period, we continued to view Bright Horizons Family Solutions favorably, as it is meaningfully larger than its closest competitor, creating a near monopoly in its industry. Furthermore, we believed consistent pricing, strong organic and recurring growth, high barriers to entry and a well-regarded management team make it an attractive business. Finally, in our view, the company was benefiting from demographic tailwinds, such as the increasing number of women working in the U.S., the growth in two parent households that are dual career earners and increasing birth rates for working mothers over the age of 35.

Guardant Health, a new purchase for the Fund during the Reporting Period, is a leader in liquid biopsy and operates in the blood-based cancer screening market. Its shares climbed after the company beat its second quarter earnings estimates and announced a raise to 2019 revenue guidance. In our view, liquid biopsy has the potential to change the paradigm within cancer diagnostics and treatment. Guardant Health already has a blood-based test in the market, Guardant 360, for therapy selection in advanced-stage cancer treatment. The company’s blood-based cancer recurrence monitoring test, LUNAR 1, is in late stages of the pipeline, which should, we believe, provide a considerable boost to the company’s overall value. Guardant Health also announced during the Reporting Period its first large-scale study for early-stage cancer screening, LUNAR 2, which remains the biggest potential market opportunity, in our opinion. We note other potential competitors in the space but expect Guardant Health to remain the market leader.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in Agios Pharmaceuticals, Alkermes and Alder Biopharmaceuticals.

Agios Pharmaceuticals’ weak performance can be attributed primarily to the second quarter of 2019. The company engages in the discovery and development of novel investigational medicines to treat cancer and rare genetic diseases. There did not seem to be any stock-specific reasons for its share price decline. Rather, its stock fell along with other health care and biopharmaceutical peers, which broadly experienced weakness. At the end of the Reporting Period, we remained positive on Agios Pharmaceuticals given its significant upcoming pipeline readouts, including three in 2019, and pivotal kidney disease data in 2020. (Pipeline readouts here refers to the release of data from various stages of clinical trials. In the pharmaceutical industry, pipelines are frequently used when describing and evaluating a company’s activities, research and development progress and overall potential for success and growth.) We believed the company had additional compelling pipeline opportunities as well as potential expansion opportunities for its currently approved drugs, which could add upside to its stock.

The stock of biopharmaceutical company Alkermes fell in the second quarter of 2019 when its former president and chief operating officer, Jim Robinson, announced his resignation. During these same months, its stock declined when the company reported quarterly results that showed promising first quarter revenue but below market expectation earnings per share. Following these results, our confidence diminished in the company, and we decided to exit the position and allocate the capital to other companies we felt had more attractive risk/reward prospects.

Alder Biopharmaceuticals is a clinical stage biopharmaceutical company focused on migraines. Its stock fell sharply in the fourth quarter of 2018 driven by overall weakness in the biotechnology space. After recovering somewhat, its stock fell again following disappointing earnings releases in February and May 2019 in which earnings per share missed consensus estimates. Despite the volatility experienced by its stock, we remained positive at the end of the Reporting Period on the opportunity set for Alder Biopharmaceuticals. Migraine is a massive market, with approximately three million Americans suffering from the disorder. Even a modest penetration of that market could lead, in our view, to annual revenues of more than $1 billion for the company, which would imply significant upside potential from current levels.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of Guardant Health, already mentioned, we initiated a Fund position in Booz Allen Hamilton Holding. We like the company’s consulting/information technology hybrid business model, which we

31

PORTFOLIO RESULTS

feel enables higher margin projects given the ability to offer greater technical analysis versus competitors. Also, the company has established strong relationships with entities in the defense and intelligence communities, clients that tend to be sources of attractive contracts. The company is also working to market its expertise to the private sector, offering cybersecurity products and services to Fortune 500 companies and advising clients in the health and financial services industries.

We established a Fund position in Teledyne Technologies during the Reporting Period. The company engages in the provision of electronic and communication products for wireless and satellite systems. We are positive on Teledyne Technologies because we feel the company has a strong management team with a demonstrated track record of efficient capital allocation and a long runway. Historically an aerospace and defense company, Teledyne Technologies is now a diversified, highly engineered and technical industrial company, helping it to bridge the gap between being an industrial and technology company.

Conversely, in addition to the sale of Alkermes mentioned earlier, we exited the Fund’s position in web hosting services provider GoDaddy. Its stock slid during the beginning of 2019 following its earnings release in which the company reported results in line with market expectations across virtually all key metrics. Despite the release, its shares declined as investors were disappointed following an extended period of upside surprises. Additionally, the company announced a change to its senior management team later in the Reporting Period. While we continued to believe GoDaddy is a high quality company, we decided to exit the position due to growth and management uncertainties.

We eliminated the Fund’s position in Lazard, a financial advisory and asset management firm serving corporations, governments, institutions and individuals. Its stock underperformed its investment boutique peers during the Reporting Period. Lazard has an attractive health care advisory practice, in our view, but it missed some of the larger deals in the last few years. Further, the company’s asset management segment has seen significant outflows. Taken together, we elected to look elsewhere for what we felt were more compelling risk/reward opportunities, seeking better positioned franchises in the industry.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In February 2019, Michael DeSantis, vice president and portfolio manager of the Fund, left the firm to pursue another opportunity. Also, Daniel Zimmerman, managing director and portfolio manager of the Fund, left the firm. Effective February 4, 2019, Jessica Katz became a portfolio manager of the Fund. Jessica Katz joined Goldman Sachs Asset Management in 2015 and has 13 years of investment experience. Also, effective February 25, 2019, Steven Barry assumed portfolio management responsibilities on an interim basis while we initiate a talent search for additional senior resources. Previously, Steven Barry had been a portfolio manager for the Small/Mid Cap Growth strategy for more than a decade. Steven Barry also remains the chief investment officer of the Fundamental Equity U.S. Equity Team and of Fundamental Equity globally, overseeing more than $50 billion in assets under supervision as of December 31, 2018.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and real estate increased and its allocations to financials and consumer staples decreased relative to the Russell Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had overweighted positions relative to the Russell Index in the information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, financials, consumer staples and consumer discretionary. The Fund was rather neutrally weighted to the Russell Index in materials, real estate and communication services and had no position at all in utilities and energy at the end of the Reporting Period.

32

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

West Pharmaceutical Services, Inc.	2.3%	Health Care Equipment & Supplies
Bright Horizons Family Solutions, Inc.	2.2	Diversified Consumer Services
Booz Allen Hamilton Holding Corp.	2.0	IT Services
Burlington Stores, Inc.	1.8	Specialty Retail
Black Knight, Inc.	1.8	IT Services
Teleflex, Inc.	1.7	Health Care Equipment & Supplies
InterXion Holding NV	1.7	IT Services
Teledyne Technologies, Inc.	1.6	Aerospace & Defense
PerkinElmer, Inc.	1.6	Life Sciences Tools & Services
Choice Hotels International, Inc.	1.5	Hotels, Restaurants & Leisure

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	4.33%	9.73%	13.95%	—
Including sales charges	-1.39%	8.50%	13.31%	—

Class C
Excluding contingent deferred sales charges	3.50%	8.90%	13.10%	—
Including contingent deferred sales charges	2.46%	8.90%	13.10%	—

Institutional	4.62%	10.14%	14.38%	—

Service	4.13%	9.59%	13.82%	—

Investor	4.57%	10.01%	14.24%	—

Class P (Commenced April 17, 2018)	4.67%	N/A	N/A	9.76%

Class R	4.07%	9.46%	13.66%	—

Class R6 (Commenced July 31, 2015)	4.67%	N/A	N/A	8.31%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high quality business with sustainable growth including strong business franchises, favorable long-term prospects and excellent management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 2.86%, 2.07%, 3.31%, 2.79%, 3.14%, 3.26%, 2.67% and 3.33%, respectively. These returns compare to the 4.27% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund generated solid positive absolute returns, it underperformed the Russell Index on a relative basis during the Reporting Period. Stock selection overall proved effective but was virtually offset by sector allocation as a whole, which detracted from relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	Having an overweighted allocation to energy, which was the weakest sector in the Russell Index by a wide margin during the Reporting Period, dampened the Fund’s relative performance most. Challenging stock selection in financials and consumer discretionary detracted from the Fund’s relative results as well during the Reporting Period. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, information technology and real estate, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks detracting most from the Fund’s results relative to the Russell Index were apparel and footwear company PVH, crude oil refining company Marathon Petroleum and transportation and logistics company XPO Logistics.

PVH designs and manufactures apparel and footwear through a variety of brand names. Amidst a more challenging environment for retail during the fourth quarter of 2018, PVH reported mixed results in November 2018. While its earnings per share and revenue were higher, its Calvin Klein sales were disappointing for the second consecutive quarter. PVH’s stock slid throughout December 2018 alongside the broader market, which experienced heightened volatility. Subsequently, its share price decline could be attributed to broader macroeconomic trends, such as slowdowns in North American and Chinese retail markets and currency headwinds, rather than to company-specific factors. We viewed these issues as temporary and continued to like PVH at the end of the Reporting Period for what we saw as its stable free cash flow generation, solid balance sheet and strong consumer recognition among its leading brands, Calvin Klein and Tommy Hilfiger. We also believed Calvin Klein’s strategic pivot toward mid-range clothing could help the brand gain share. Additionally, we were positive on the company’s geographic diversity, which may allow for more flexibility and global growth opportunities ahead.

Marathon Petroleum’s stock was weak in the fourth quarter of 2018 along with the equity market as a whole. Marathon Petroleum’s share price then fell again in May 2019 when the company reported quarterly results that missed on earnings

35

PORTFOLIO RESULTS

per share, driven primarily by weakness in refining and retail margins. On the positive side, the company continued to buy back shares and also reported strong operating cash flow and capital expenditures. Its stock fell again in August 2019 despite reporting solid earnings and exceeding market expectations on earnings per share. Even with its mixed earnings and volatile performance, we remained positive on Marathon Petroleum at the end of the Reporting Period and felt its acquisition of Andeavor seemed to be going well and on track to continue to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business. We also believed in its management’s ability to achieve synergy targets and maintain its focus on returning capital to shareholders. We believed Marathon Petroleum was a high quality company with a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

While there were no stock-specific reasons for the decline in XPO Logistics’ share price during a volatile October 2018, the company, along with others in the industrials and freight industries, underperformed for the month. In mid-December 2018, a hedge fund issued a report that sent XPO Logistics’ shares tumbling more than 26% in one day. We were not particularly troubled by our initial read-through of the analysis but recognized several aspects that warranted follow up. After assessing various factors, we confirmed our previously held view that XPO Logistics’ business was well aligned with the structural changes in the freight industry, such as outsourcing and labor-saving technology, e-commerce exposure and the implementation of electronic logging devices. The market eventually recognized this as well, and its shares recovered all of the losses prompted by the hedge fund report. However, unrelated to the report, XPO Logistics’ stock tumbled in February 2019 after the company released its fourth quarter 2018 earnings report that revealed results below market estimates on earnings per share, revenue and 2019 guidance. Its management cited a reduction in business from its largest client, expressing it would negatively impact its growth for 2019. These developments led us to exit the Fund’s position in XPO Logistics.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in Danaher, Ecolab and McDonald’s.

In November 2018, medical equipment company Danaher’s stock was driven less by company-specific events but rather rose along with the health care equipment industry as a whole. Then, in February 2019, Danaher announced an agreement with General Electric (“GE”) to acquire the biopharma business of GE Life Sciences. The market’s reception of the deal was overwhelmingly positive, and Danaher’s shares climbed through the end of the month. We were also highly optimistic about the transaction, which makes Danaher the largest player within bioprocessing and gives the company a multi-year value creation opportunity through potential top-line acceleration and cost savings. GE Life Sciences is a high quality asset, and in our opinion, significantly improves Danaher’s positioning within the biopharma industry. With this in mind, at the end of the Reporting Period, we had renewed confidence that Danaher is a high quality company, led by what we see as an outstanding management team, that generates solid free cash flow and has high barriers to entry in its key business segments.

Ecolab is a global provider of water, hygiene and energy technologies and services to the food, energy, health care, industrial and hospitality markets. Its shares were supported by an earnings release in late July 2019 that featured strong sales growth, with particular bright spots in service and lease sales. At the end of the Reporting Period, we were positive on the continued growth potential of its institutional and energy business segments, which have been the primary drivers behind its growth story. We also believed the company could continue to gain market share. In our view, Ecolab has strong brands and pricing pressure, and we expected pricing actions to drive margin expansion.

Shares of fast-food restaurant giant McDonald’s climbed at the end of 2018 after the company announced positive results, in which its earnings per share and revenue beat market estimates. Its stock then rather steadily climbed through the remainder of the Reporting Period, as McDonald’s continued to execute on many of its strategic initiatives, namely, modernized restaurants, a revamped value menu and a shift toward fresh beef hamburgers. At the end of the Reporting Period, we remained positive on the company given its highly recognizable brand as well as a management team that is, in our view, continually working to boost the customer experience. With what we consider to be McDonald’s strong balance sheet, robust free cash flow and healthy return on equity, we believed its shares were attractively valued at the end of the Reporting Period and potentially poised for continued appreciation.

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PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Accenture. We feel that, in recent years, Accenture has repositioned itself as a leading information technology implementation company in digital and new age technologies, including cloud software as a service, analytics and security. We also feel the company’s existing client relationships and strong consulting practice have facilitated its early involvement in deals, a key competitive advantage versus its peers. Lastly, we feel the company’s balanced capital allocation to acquisitions and capital returns have enabled the company to invest in growth initiatives.

We established a Fund position in Union Pacific. Union Pacific is one of the most recognized railroad transportation companies in the world, with approximately 32,000 miles of track covering 23 states in the western two-thirds of the U.S. We believe Union Pacific is a high quality company because of its A-rated balance sheet and what we see as its strong free cash flow and diversified business mix relative to its peers. We are also positive on the company’s shareholder friendly management team, which we believe has been prudent in reducing costs and increasing share buybacks. We were also positive at the time of purchase on the benefits the company could reap from tax reform and good economic growth in the U.S.

Conversely, in addition to the sale of XPO Logistics already mentioned, we eliminated the Fund’s position in NVIDIA during the Reporting Period. NVIDIA engages in the design and manufacture of computer graphics, processors, chipsets and related multimedia software. During the Reporting Period, the company reported disappointing earnings, as trade uncertainties and concerns around demand persisted. While we believe NVIDIA is a high quality advanced chip designer, we decided to exit the position in favor of companies we felt had more favorable near-term risk/reward profiles.

We exited the Fund’s position in pharmaceutical company Shire during the Reporting Period. In December 2018, it was announced that Takeda Pharmaceutical shareholders voted to approve the company’s acquisition of Shire. Following the approval of the acquisition and the stock’s strong performance, we decided to sell the position and reallocate the capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and financials increased and its allocations to information technology, consumer discretionary and health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had overweighted allocations relative to the Russell Index in energy, materials, consumer staples and communication services and underweighted positions compared to the Russell Index in consumer discretionary and information technology. The Fund was rather neutrally weighted in the health care, industrials, financials and real estate sectors of the Russell Index and had no position at all in utilities at the end of the Reporting Period.

37

FUND BASICS

Strategic Growth Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	7.9%	Software
Apple, Inc.	6.4	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	4.9	Internet & Direct Marketing Retail
Facebook, Inc. Class A	4.1	Interactive Media & Services
Visa, Inc. Class A	3.3	IT Services
Alphabet, Inc. Class A	3.2	Interactive Media & Services
Mastercard, Inc. Class A	2.8	IT Services
Alphabet, Inc. Class C	2.4	Interactive Media & Services
The Boeing Co.	2.0	Aerospace & Defense
Cisco Systems, Inc.	1.9	Communications Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

38

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	2.86%	11.17%	13.39%	—
Including sales charges	-2.77%	9.92%	12.75%	—

Class C
Excluding contingent deferred sales charges	2.07%	10.32%	12.54%	—
Including contingent deferred sales charges	1.05%	10.32%	12.54%	—

Institutional	3.31%	11.62%	13.85%	—

Service	2.79%	11.07%	13.31%	—

Investor	3.14%	11.46%	13.68%	—

Class P (Commenced April 17, 2018)	3.26%	N/A	N/A	9.80%

Class R	2.67%	10.91%	13.15%	—

Class R6 (Commenced July 31, 2015)	3.33%	N/A	N/A	11.69%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

39

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 4.73%, 3.97%, 5.12%, 4.62%, 5.01%, 5.11% and 5.15%, respectively. These returns compare to the -0.72% average annual total return of the Fund’s benchmark, the NASDAQ Composite Total Return Index (the “NASDAQ Composite”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the NASDAQ Composite on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole also contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Composite have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, effective stock selection in information technology and real estate contributed positively to the Fund’s relative results. Having an underweight to health care, which was the weakest sector in the NASDAQ Composite during the Reporting Period, also helped. The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer discretionary and communication services, wherein stock selection proved particularly challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the NASDAQ Composite were positions in wireless communications and broadcast tower real estate investment trust American Tower, enterprise software solutions company Red Hat and cloud-based services provider ServiceNow.

American Tower consistently reported strong organic earnings during the Reporting Period, driven by the strong performance of total property revenue and other profitability metrics. At the end of the Reporting Period, we believed American Tower may benefit from secular trends in growing data usage, taking advantage of its dominant market share, global expansion and additional investment opportunities to fuel long-term growth. With recurring revenue streams and strong organic leasing growth at an attractive valuation relative to its peers, we maintained our view that American Tower is a high quality and durable growth company.

Shares of Red Hat spiked in late October 2018 after IBM announced an offer to acquire Red Hat in an all cash deal valued at approximately $34 billion. The announcement was received positively by Red Hat shareholders, as the purchase price represented a significant premium to the prior day’s

40

PORTFOLIO RESULTS

closing price. This acquisition was in line with our thesis that the software industry is ripe for consolidation. We were encouraged by this news and decided to realize gains and reallocate the proceeds to what we viewed as other high quality growth companies.

ServiceNow provides cloud-based services to automate enterprise information technology operations. Early in 2019, its shares rallied after the company reported strong earnings, driven by continued sales momentum in its high dollar customer category and successful new product rollouts. Its shares maintained strength through the remainder of the Reporting Period, as its ongoing sales growth and new product rollouts buoyed positive investor sentiment. Overall, at the end of the Reporting Period, we continued to view ServiceNow as a high quality software name with attractive growth and solid margins. Additionally, we remained confident in its management’s ability to thoughtfully invest as it works to meet its levels of growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the NASDAQ Composite were positions in PTC, NVIDIA and GoDaddy.

PTC engages in the development of product management software solutions. Its shares came under pressure toward the end of the Reporting Period when the company reported bookings growth below consensus expectations. The miss was received particularly negatively by investors, as it was widely viewed as an execution miss driven by slower than company-expected conversion of existing customers from maintenance to subscription. At the end of the Reporting Period, we felt its management had reset expectations. We also believed the company should benefit from industry growth going forward given its competitive advantage in the production of much of the software that we expect to enable industrial automation and connectivity.

NVIDIA engages in the design and manufacture of computer graphics, processors, chipsets and related multimedia software. During the Reporting Period, the company reported disappointing earnings, as trade uncertainties and concerns around demand persisted. While we believe NVIDIA is a high quality advanced chip designer, we decided to exit the position in favor of companies we felt had more favorable near-term risk/reward profiles.

GoDaddy engages in web hosting services. Its stock slid during the beginning of 2019 following its earnings release in which the company reported results in line with market expectations across virtually all key metrics. Despite the release, its shares declined as investors were disappointed following an extended period of upside surprises. Additionally, the company announced a change to its senior management team later in the Reporting Period. However, at the end of the Reporting Period, we continued to believe GoDaddy’s end markets were rather steady and presented a favorable long-term growth opportunity. Overall, we remained positive on GoDaddy, as we believed it was a high quality growth company that has demonstrated an ability to deliver consistent earnings growth over time. We felt it was a well diversified business led by a strong management team. That said, we were closely monitoring the company’s growth and management uncertainties.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Accenture. We feel that, in recent years, Accenture has repositioned itself as a leading information technology implementation company in digital and new age technologies, including cloud software as a service, analytics and security. We also feel the company’s existing client relationships and strong consulting practice have facilitated its early involvement in deals, a key competitive advantage versus its peers. Lastly, we feel the company’s balanced capital allocation to acquisitions and capital returns have enabled the company to invest in growth initiatives.

We established a Fund position in PayPal Holdings during the Reporting Period. The company offers products within the back-end payment infrastructure space, which we view as a growing and increasingly critical function. We view PayPal Holdings as a high quality growth business with strong underlying fundamentals and channel growth potential, as seen through its partnerships with growing consumer companies like Uber, MercadoLibre and Facebook.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Global Payments, a provider of payment technology and software solutions. Following an extended span of strong performance, we decided to realize gains and reallocate the capital to other high quality growth names in the payments space. We felt

41

PORTFOLIO RESULTS

that, as we get deeper in the economic cycle, there may be other names in the industry that could provide high quality characteristics in the event of an economic downturn.

We sold the Fund’s position in MasterCard during the Reporting Period. After a run of strong performance, we felt its risk/reward profile was less compelling than those of other similar companies. We decided to exit the position and reallocate the capital to what we viewed as more compelling ideas.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 4, 2019, Michael DeSantis, vice president and portfolio manager of the Fund, left the firm to pursue another opportunity. Steven Barry, Sung Cho and Charles “Brook” Dane continue to serve as portfolio managers of the Fund and assumed Michael’s portfolio management responsibilities effective February 4, 2019. Steven Barry also remains the chief investment officer of the Fundamental Equity US Equity team and of Fundamental Equity globally, overseeing more than $50 billion in assets under supervision as of December 31, 2018.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care increased relative to the NASDAQ Composite and its relative exposure to information technology decreased. The Fund’s position in cash decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund was overweighted relative to the NASDAQ Composite in the information technology and real estate sectors. On the same date, the Fund had underweighted exposure compared to the NASDAQ Composite in health care, consumer discretionary and communication services. The Fund had no exposure to the utilities, materials, energy, industrials, consumer staples or financials sectors at the end of the Reporting Period.

42

FUND BASICS

Technology Opportunities Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Amazon.com, Inc.	8.8%	Internet & Direct Marketing Retail
Microsoft Corp.	8.8	Software
Visa, Inc. Class A	5.4	IT Services
Alphabet, Inc. Class C	4.4	Interactive Media & Services
Adobe, Inc.	4.3	Software
Facebook, Inc. Class A	4.2	Interactive Media & Services
Alphabet, Inc. Class A	4.1	Interactive Media & Services
Texas Instruments, Inc.	3.9	Semiconductors & Semiconductor Equipment
Apple, Inc.	3.5	Technology Hardware, Storage & Peripherals
Amphenol Corp. Class A	3.3	Electronic Equipment, Instruments & Components

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

43

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2019

The following graph shows the value as of August 31, 2019, of a $10,000 investment made on September 1, 2009 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Total Return Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	4.73%	15.47%	15.75%	—
Including sales charges	-1.02%	14.18%	15.10%	—

Class C
Excluding contingent deferred sales charges	3.97%	14.61%	14.89%	—
Including contingent deferred sales charges	2.93%	14.61%	14.89%	—

Institutional	5.12%	15.92%	16.20%	—

Service	4.62%	15.34%	15.64%	—

Investor (Commenced September 30, 2010)	5.01%	15.75%	N/A	14.82%

Class P (Commenced April 17, 2018)	5.11%	N/A	N/A	11.60%

Class R6 (Commenced December 29, 2017)	5.15%	N/A	N/A	16.45%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

44

FUND BASICS

Index Definitions

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Russell 2500® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad based Index. It is not possible to invest directly in an index.

45

GOLDMAN SACHS BLUE CHIP FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 95.9%
Aerospace & Defense – 5.0%
619	Northrop Grumman Corp.	$227,711
1,108	The Boeing Co.	403,412

		631,123

Banks – 2.6%
1,785	First Republic Bank	160,150
1,524	JPMorgan Chase & Co.	167,427

		327,577

Beverages – 1.9%
4,307	The Coca-Cola Co.	237,057

Capital Markets – 1.5%
2,213	Northern Trust Corp.	194,589

Chemicals – 2.9%
944	DuPont de Nemours, Inc.	64,126
605	Ecolab, Inc.	124,818
342	The Sherwin-Williams Co.	180,148

		369,092

Communications Equipment – 2.0%
5,316	Cisco Systems, Inc.	248,842

Consumer Finance – 1.2%
1,241	American Express Co.	149,379

Diversified Telecommunication Services – 2.9%
3,800	AT&T, Inc.	133,988
4,019	Verizon Communications, Inc.	233,745

		367,733

Entertainment – 1.3%
1,188	The Walt Disney Co.	163,065

Equity Real Estate Investment Trusts (REITs) – 2.9%
1,566	American Tower Corp.	360,478

Food & Staples Retailing – 3.2%
3,529	Walmart, Inc.	403,224

Food Products – 1.0%
2,286	Mondelez International, Inc. Class A	126,233

Health Care Equipment & Supplies – 7.5%
7,307	Boston Scientific Corp.*	312,228
2,944	Danaher Corp.	418,313
1,951	Medtronic PLC	210,493

		941,034

Health Care Providers & Services – 4.0%
2,818	CVS Health Corp.	171,673
636	Humana, Inc.	180,121
656	UnitedHealth Group, Inc.	153,504

		505,298

Hotels, Restaurants & Leisure – 2.3%
1,340	McDonald’s Corp.	292,080

Common Stocks – (continued)
Household Products – 3.4%
1,813	Colgate-Palmolive Co.	134,434
2,404	The Procter & Gamble Co.	289,033

		423,467

Industrial Conglomerates – 3.1%
2,371	Honeywell International, Inc.	390,314

Interactive Media & Services* – 6.4%
260	Alphabet, Inc. Class A	309,538
171	Alphabet, Inc. Class C	203,165
1,595	Facebook, Inc. Class A	296,144

		808,847

Internet & Direct Marketing Retail* – 2.5%
177	Amazon.com, Inc.	314,403

IT Services – 4.4%
3,107	Visa, Inc. Class A	561,808

Media – 1.4%
4,023	Comcast Corp. Class A	178,058

Oil, Gas & Consumable Fuels – 4.5%
1,960	Chevron Corp.	230,731
2,583	EOG Resources, Inc.	191,633
2,146	Exxon Mobil Corp.	146,958

		569,322

Pharmaceuticals – 7.1%
6,928	AstraZeneca PLC ADR	311,968
2,736	Eli Lilly & Co.	309,086
2,149	Johnson & Johnson	275,845

		896,899

Road & Rail – 3.0%
2,318	Union Pacific Corp.	375,423

Semiconductors & Semiconductor Equipment – 3.2%
3,299	Texas Instruments, Inc.	408,251

Software – 5.1%
4,705	Microsoft Corp.	648,631

Specialty Retail – 3.1%
3,647	Ross Stores, Inc.	386,619

Technology Hardware, Storage & Peripherals – 3.1%
1,848	Apple, Inc.	385,752

Textiles, Apparel & Luxury Goods – 2.5%
3,714	NIKE, Inc. Class B	313,833

Tobacco – 0.9%
1,521	Philip Morris International, Inc.	109,649

TOTAL COMMON STOCKS
(Cost $10,205,093)		$12,088,080

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLUE CHIP FUND

Shares	Dividend Rate	Value

Investment Company(a) – 4.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
497,742	2.045%	$497,742
(Cost $497,742)

TOTAL INVESTMENTS – 99.9%
(Cost $10,702,835)		$12,585,822

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		17,100

NET ASSETS – 100.0%		$12,602,922

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 2.3%
2,112	HEICO Corp.	$305,543
16,709	L3Harris Technologies, Inc.	3,532,450
17,437	Northrop Grumman Corp.	6,414,549
28,815	The Boeing Co.	10,491,253

		20,743,795

Auto Components – 0.3%
33,133	Aptiv PLC	2,755,672

Banks – 4.6%
469,082	Bank of America Corp.	12,904,446
52,995	Citigroup, Inc.	3,410,228
61,951	First Republic Bank	5,558,244
138,684	JPMorgan Chase & Co.	15,235,824
15,228	M&T Bank Corp.	2,226,486
27,778	Wells Fargo & Co.	1,293,621

		40,628,849

Beverages – 1.5%
25,782	Coca-Cola European Partners PLC	1,452,558
12,615	Constellation Brands, Inc. Class A	2,577,875
163,263	The Coca-Cola Co.	8,985,996

		13,016,429

Biotechnology – 1.8%
44,314	AbbVie, Inc.	2,913,202
4,425	Agios Pharmaceuticals, Inc.*	167,929
7,089	Alexion Pharmaceuticals, Inc.*	714,288
14,341	Amgen, Inc.	2,991,820
44,164	Celgene Corp.*	4,275,075
17,493	Exelixis, Inc.*	347,236
5,143	Incyte Corp.*	420,800
6,123	Neurocrine Biosciences, Inc.*	608,749
8,506	Sarepta Therapeutics, Inc.*	766,816
14,068	Vertex Pharmaceuticals, Inc.*	2,532,521

		15,738,436

Capital Markets – 2.6%
4,935	BlackRock, Inc.	2,085,334
20,202	CME Group, Inc.	4,389,693
40,551	Intercontinental Exchange, Inc.	3,790,708
129,439	Morgan Stanley	5,370,424
36,212	Northern Trust Corp.	3,184,121
20,977	Raymond James Financial, Inc.	1,646,904
10,776	S&P Global, Inc.	2,803,807

		23,270,991

Chemicals – 2.6%
22,311	Celanese Corp.	2,529,398
105,281	DuPont de Nemours, Inc.	7,151,738
21,105	Ecolab, Inc.	4,354,173
40,689	Linde PLC	7,686,559
2,637	The Sherwin-Williams Co.	1,389,040

		23,110,908

Commercial Services & Supplies – 0.4%
8,539	Cintas Corp.	2,252,588

Common Stocks – (continued)
Commercial Services & Supplies – (continued)
16,121	Waste Connections, Inc.	1,481,520

		3,734,108

Communications Equipment – 0.9%
3,255	Arista Networks, Inc.*	737,648
148,854	Cisco Systems, Inc.	6,967,856

		7,705,504

Construction Materials – 0.9%
31,768	Martin Marietta Materials, Inc.	8,061,765

Consumer Finance – 1.0%
71,111	American Express Co.	8,559,631

Containers & Packaging – 0.5%
60,904	Ball Corp.	4,897,291

Diversified Consumer Services* – 0.4%
19,396	Bright Horizons Family Solutions, Inc.	3,201,310

Diversified Financial Services* – 1.8%
77,270	Berkshire Hathaway, Inc. Class B	15,717,491

Diversified Telecommunication Services – 1.1%
162,727	Verizon Communications, Inc.	9,464,202

Electric Utilities – 1.4%
36,513	NextEra Energy, Inc.	7,999,268
75,635	Xcel Energy, Inc.	4,857,280

		12,856,548

Electronic Equipment, Instruments & Components – 0.4%
42,075	Amphenol Corp. Class A	3,683,245

Entertainment – 1.8%
48,201	Activision Blizzard, Inc.	2,438,970
14,085	Electronic Arts, Inc.*	1,319,483
14,848	Netflix, Inc.*	4,361,600
55,515	The Walt Disney Co.	7,619,989

		15,740,042

Equity Real Estate Investment Trusts (REITs) – 4.2%
26,078	Alexandria Real Estate Equities, Inc.	3,907,528
23,329	American Tower Corp.	5,370,102
43,660	CyrusOne, Inc.	3,207,264
3,229	Equinix, Inc.	1,796,228
18,473	Equity LifeStyle Properties, Inc.	2,488,683
7,365	Essex Property Trust, Inc.	2,366,080
20,758	Extra Space Storage, Inc.	2,530,815
106,488	Hudson Pacific Properties, Inc.	3,620,592
79,444	Invitation Homes, Inc.	2,284,809
32,790	Prologis, Inc.	2,741,900
27,818	Simon Property Group, Inc.	4,143,213
36,196	Ventas, Inc.	2,656,424

		37,113,638

Food & Staples Retailing – 1.5%
78,383	US Foods Holding Corp.*	3,170,592

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
90,536	Walmart, Inc.	$10,344,644

		13,515,236

Food Products – 1.2%
18,240	Bunge Ltd.	974,198
76,824	Conagra Brands, Inc.	2,178,729
52,131	Lamb Weston Holdings, Inc.	3,669,501
72,567	Mondelez International, Inc. Class A	4,007,150

		10,829,578

Health Care Equipment & Supplies – 5.2%
197,110	Boston Scientific Corp.*	8,422,510
36,923	Danaher Corp.	5,246,389
20,600	Edwards Lifesciences Corp.*	4,569,904
3,498	IDEXX Laboratories, Inc.*	1,013,511
16,060	Intuitive Surgical, Inc.*	8,212,120
13,583	Teleflex, Inc.	4,943,125
9,630	The Cooper Cos., Inc.	2,982,893
24,382	West Pharmaceutical Services, Inc.	3,546,606
55,277	Zimmer Biomet Holdings, Inc.	7,694,558

		46,631,616

Health Care Providers & Services – 2.4%
10,406	Anthem, Inc.	2,721,377
62,456	CVS Health Corp.	3,804,820
16,183	Guardant Health, Inc.*	1,416,498
17,810	Humana, Inc.	5,043,970
10,041	Laboratory Corp. of America Holdings*	1,682,470
29,138	UnitedHealth Group, Inc.	6,818,292

		21,487,427

Health Care Technology* – 0.1%
78,362	Change Healthcare, Inc.	1,099,419

Hotels, Restaurants & Leisure – 2.3%
17,276	Choice Hotels International, Inc.	1,571,770
6,749	Domino’s Pizza, Inc.	1,530,943
33,281	Las Vegas Sands Corp.	1,846,097
41,545	McDonald’s Corp.	9,055,564
14,868	Restaurant Brands International, Inc.	1,166,395
30,796	Royal Caribbean Cruises Ltd.	3,211,407
18,869	Wynn Resorts Ltd.	2,078,420

		20,460,596

Household Durables – 0.4%
73,492	D.R. Horton, Inc.	3,635,649

Household Products – 1.5%
107,705	The Procter & Gamble Co.	12,949,372

Industrial Conglomerates – 1.7%
391,694	General Electric Co.	3,231,476
65,295	Honeywell International, Inc.	10,748,863
2,769	Roper Technologies, Inc.	1,015,558

		14,995,897

Common Stocks – (continued)
Insurance – 2.4%
27,969	American International Group, Inc.	1,455,507
38,136	Chubb Ltd.	5,959,894
22,876	Globe Life, Inc.	2,041,912
2,445	Markel Corp.*	2,794,830
24,119	Reinsurance Group of America, Inc.	3,713,602
16,731	The Allstate Corp.	1,713,087
19,845	Willis Towers Watson PLC	3,928,715

		21,607,547

Interactive Media & Services* – 4.7%
11,556	Alphabet, Inc. Class A	13,757,765
10,671	Alphabet, Inc. Class C	12,678,215
82,852	Facebook, Inc. Class A	15,383,131

		41,819,111

Internet & Direct Marketing Retail – 3.1%
13,357	Amazon.com, Inc.*	23,725,905
32,698	Expedia Group, Inc.	4,254,010

		27,979,915

IT Services – 6.4%
36,897	Accenture PLC Class A	7,311,879
14,304	Automatic Data Processing, Inc.	2,429,391
15,597	Booz Allen Hamilton Holding Corp.	1,177,730
58,902	Fidelity National Information Services, Inc.	8,023,630
38,709	Fiserv, Inc.*	4,139,541
14,967	GoDaddy, Inc. Class A*	948,010
7,626	International Business Machines Corp.	1,033,552
27,512	Mastercard, Inc. Class A	7,741,051
69,249	PayPal Holdings, Inc.*	7,551,603
93,678	Visa, Inc. Class A	16,938,856

		57,295,243

Life Sciences Tools & Services – 1.1%
13,518	Adaptive Biotechnologies Corp.*	687,390
52,796	Agilent Technologies, Inc.	3,754,324
17,999	Illumina, Inc.*	5,063,839

		9,505,553

Machinery – 2.2%
25,903	Deere & Co.	4,012,634
45,653	Fortive Corp.	3,236,798
18,704	Ingersoll-Rand PLC	2,264,867
83,215	ITT, Inc.	4,736,598
40,376	Stanley Black & Decker, Inc.	5,364,355

		19,615,252

Media – 1.7%
235,667	Comcast Corp. Class A	10,430,621
79,957	Fox Corp. Class B	2,622,590
49,315	Liberty Media Corp.-Liberty SiriusXM, Class A*	1,996,764

		15,049,975

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – 0.1%
89,599	Freeport-McMoRan, Inc.	$823,415

Multi-Utilities – 1.3%
73,649	Ameren Corp.	5,682,020
93,514	CMS Energy Corp.	5,896,058

		11,578,078

Multiline Retail – 0.6%
27,418	Dollar General Corp.	4,279,676
14,736	Dollar Tree, Inc.*	1,496,146

		5,775,822

Oil, Gas & Consumable Fuels – 4.3%
119,539	Cheniere Energy, Inc.*	7,137,674
102,234	Chevron Corp.	12,034,986
49,797	Diamondback Energy, Inc.	4,884,090
41,004	EOG Resources, Inc.	3,042,087
61,531	Exxon Mobil Corp.	4,213,643
113,205	Marathon Petroleum Corp.	5,570,818
55,379	Viper Energy Partners LP	1,604,329

		38,487,627

Personal Products – 0.3%
13,441	The Estee Lauder Cos., Inc. Class A	2,661,184

Pharmaceuticals – 3.3%
201,324	AstraZeneca PLC ADR	9,065,619
98,547	Elanco Animal Health, Inc.*	2,564,193
63,169	Eli Lilly & Co.	7,136,202
48,772	Johnson & Johnson	6,260,374
33,626	Zoetis, Inc.	4,250,999

		29,277,387

Professional Services – 0.1%
4,257	Verisk Analytics, Inc.	687,676

Road & Rail – 1.7%
22,379	Norfolk Southern Corp.	3,895,065
17,776	Old Dominion Freight Line, Inc.	2,910,998
53,464	Union Pacific Corp.	8,659,029

		15,465,092

Semiconductors & Semiconductor Equipment – 3.5%
60,670	Advanced Micro Devices, Inc.*	1,908,071
29,662	Analog Devices, Inc.	3,257,777
61,955	Intel Corp.	2,937,287
217,320	Marvell Technology Group Ltd.	5,209,160
61,684	Micron Technology, Inc.*	2,792,435
10,266	NVIDIA Corp.	1,719,658
39,604	NXP Semiconductors NV	4,045,153
28,176	QUALCOMM, Inc.	2,191,247
60,232	Texas Instruments, Inc.	7,453,710

		31,514,498

Software – 7.4%
25,825	Adobe, Inc.*	7,347,471
8,529	Atlassian Corp. PLC Class A*	1,147,236

Common Stocks – (continued)
Software – (continued)
39,656	Ceridian HCM Holding, Inc.*	2,290,927
14,289	Citrix Systems, Inc.	1,328,591
13,998	Intuit, Inc.	4,036,463
271,558	Microsoft Corp.	37,436,986
11,463	PTC, Inc.*	750,483
32,016	salesforce.com, Inc.*	4,996,737
12,940	ServiceNow, Inc.*	3,388,209
27,564	Slack Technologies, Inc. Class A*	789,433
23,895	Splunk, Inc.*	2,671,939

		66,184,475

Specialty Retail – 2.2%
17,189	Burlington Stores, Inc.*	3,480,600
11,122	O’Reilly Automotive, Inc.*	4,268,179
38,992	Ross Stores, Inc.	4,133,542
35,815	The Home Depot, Inc.	8,162,597

		20,044,918

Technology Hardware, Storage & Peripherals – 3.5%
150,066	Apple, Inc.	31,324,777

Textiles, Apparel & Luxury Goods – 1.1%
19,704	Capri Holdings Ltd.*	519,792
62,819	NIKE, Inc. Class B	5,308,205
50,289	PVH Corp.	3,811,906

		9,639,903

Tobacco – 0.8%
31,270	Altria Group, Inc.	1,367,750
75,859	Philip Morris International, Inc.	5,468,675

		6,836,425

Water Utilities – 0.5%
38,088	American Water Works Co., Inc.	4,849,364

Wireless Telecommunication Services* – 0.3%
36,705	T-Mobile US, Inc.	2,864,825

TOTAL COMMON STOCKS
(Cost $659,283,895)		$886,492,707

Shares	Dividend Rate	Value

Investment Company(a) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
811,200	2.045%	$811,200
(Cost $811,200)

TOTAL INVESTMENTS – 99.5%
(Cost $660,095,095)		$887,303,907

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		4,853,465

NET ASSETS – 100.0%		$892,157,372

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 2.8%
11,146	Northrop Grumman Corp.	$4,100,279

Auto Components – 0.9%
16,030	Aptiv PLC	1,333,215

Beverages* – 1.7%
43,545	Monster Beverage Corp.	2,554,785

Biotechnology* – 2.7%
23,279	BioMarin Pharmaceutical, Inc.	1,747,322
12,183	Vertex Pharmaceuticals, Inc.	2,193,183

		3,940,505

Capital Markets – 2.6%
41,340	Intercontinental Exchange, Inc.	3,864,463

Chemicals – 3.6%
29,508	DuPont de Nemours, Inc.	2,004,478
15,863	Ecolab, Inc.	3,272,696

		5,277,174

Communications Equipment – 2.6%
83,343	Cisco Systems, Inc.	3,901,286

Entertainment* – 1.8%
28,812	Electronic Arts, Inc.	2,699,108

Equity Real Estate Investment Trusts (REITs) – 4.0%
13,303	American Tower Corp.	3,062,218
5,304	Equinix, Inc.	2,950,509

		6,012,727

Food & Staples Retailing – 2.4%
30,876	Walmart, Inc.	3,527,892

Food Products – 1.8%
16,682	McCormick & Co., Inc.	2,716,997

Health Care Equipment & Supplies – 6.2%
86,162	Boston Scientific Corp.*	3,681,701
18,898	Danaher Corp.	2,685,217
5,699	Intuitive Surgical, Inc.*	2,914,127

		9,281,045

Health Care Providers & Services – 2.2%
11,776	Humana, Inc.	3,335,081

Hotels, Restaurants & Leisure – 2.0%
36,606	Dunkin’ Brands Group, Inc.	3,017,799

Industrial Conglomerates – 2.6%
23,541	Honeywell International, Inc.	3,875,320

Interactive Media & Services* – 10.7%
5,579	Alphabet, Inc. Class A	6,641,967
2,326	Alphabet, Inc. Class C	2,763,521
35,165	Facebook, Inc. Class A	6,529,085

		15,934,573

Internet & Direct Marketing Retail* – 4.3%
3,617	Amazon.com, Inc.	6,424,841

Common Stocks – (continued)
IT Services – 6.9%
17,103	Fidelity National Information Services, Inc.	2,329,771
43,877	Visa, Inc. Class A	7,933,839

		10,263,610

Life Sciences Tools & Services* – 1.4%
7,497	Illumina, Inc.	2,109,206

Machinery – 0.9%
8,965	Deere & Co.	1,388,768

Oil, Gas & Consumable Fuels – 2.6%
19,443	Diamondback Energy, Inc.	1,906,969
41,104	Marathon Petroleum Corp.	2,022,728

		3,929,697

Pharmaceuticals – 2.9%
96,195	AstraZeneca PLC ADR	4,331,661

Road & Rail – 2.7%
60,318	CSX Corp.	4,042,512

Semiconductors & Semiconductor Equipment – 2.0%
29,332	NXP Semiconductors NV	2,995,971

Software – 15.7%
12,220	Adobe, Inc.*	3,476,712
10,431	Intuit, Inc.	3,007,883
96,081	Microsoft Corp.	13,245,727
23,319	salesforce.com, Inc.*	3,639,396

		23,369,718

Technology Hardware, Storage & Peripherals – 5.0%
35,297	Apple, Inc.	7,367,896

Textiles, Apparel & Luxury Goods – 4.2%
46,398	NIKE, Inc. Class B	3,920,631
30,854	PVH Corp.	2,338,733

		6,259,364

TOTAL COMMON STOCKS
(Cost $94,760,219)		$147,855,493

Shares	Dividend Rate	Value

Investment Company(a) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
689,278	2.045%	$689,278
(Cost $689,278)

TOTAL INVESTMENTS – 99.7%
(Cost $95,449,497)		$148,544,771

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		505,993

NET ASSETS – 100.0%		$149,050,764

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.6%
Aerospace & Defense – 3.1%
620	L3Harris Technologies, Inc.	$131,074
372	Northrop Grumman Corp.	136,848
638	The Boeing Co.	232,289
606	United Technologies Corp.	78,926

		579,137

Auto Components – 0.5%
1,166	Aptiv PLC	96,976

Banks – 5.3%
9,869	Bank of America Corp.	271,496
422	Citigroup, Inc.	27,156
1,092	First Republic Bank	97,974
3,237	JPMorgan Chase & Co.	355,617
656	M&T Bank Corp.	95,914
2,748	Synovus Financial Corp.	97,664
1,063	Wells Fargo & Co.	49,504

		995,325

Beverages – 1.4%
1,627	Coca-Cola European Partners PLC	91,665
1,507	Monster Beverage Corp.*	88,416
269	PepsiCo, Inc.	36,781
883	The Coca-Cola Co.	48,600

		265,462

Biotechnology* – 1.6%
957	Alexion Pharmaceuticals, Inc.	96,427
1,191	BioMarin Pharmaceutical, Inc.	89,397
1,301	Incyte Corp.	106,448

		292,272

Capital Markets – 2.6%
943	Cboe Global Markets, Inc.	112,368
1,546	Intercontinental Exchange, Inc.	144,520
1,216	Northern Trust Corp.	106,923
1,049	T. Rowe Price Group, Inc.	116,040

		479,851

Chemicals – 1.8%
822	Celanese Corp.	93,190
585	DuPont de Nemours, Inc.	39,739
585	Ecolab, Inc.	120,691
418	Linde PLC	78,965

		332,585

Communications Equipment – 1.3%
5,055	Cisco Systems, Inc.	236,625

Consumer Finance – 0.8%
1,301	American Express Co.	156,601

Containers & Packaging – 1.0%
1,283	Ball Corp.	103,166
868	Packaging Corp. of America	87,303

		190,469

Common Stocks – (continued)
Diversified Consumer Services* – 0.5%
539	Bright Horizons Family Solutions, Inc.	88,962

Diversified Financial Services* – 1.1%
1,035	Berkshire Hathaway, Inc. Class B	210,529

Diversified Telecommunication Services – 1.9%
2,864	AT&T, Inc.	100,985
4,357	Verizon Communications, Inc.	253,403

		354,388

Electric Utilities – 1.5%
744	NextEra Energy, Inc.	162,996
1,702	Xcel Energy, Inc.	109,302

		272,298

Electrical Equipment – 1.1%
1,141	AMETEK, Inc.	98,046
652	Rockwell Automation, Inc.	99,619

		197,665

Electronic Equipment, Instruments & Components – 0.6%
1,219	Amphenol Corp. Class A	106,711

Entertainment – 1.3%
953	Live Nation Entertainment, Inc.*	66,243
326	Netflix, Inc.*	95,762
638	The Walt Disney Co.	87,572

		249,577

Equity Real Estate Investment Trusts (REITs) – 3.2%
418	AvalonBay Communities, Inc.	88,850
553	Equity LifeStyle Properties, Inc.	74,500
280	Essex Property Trust, Inc.	89,953
553	Federal Realty Investment Trust	71,453
2,478	HCP, Inc.	86,011
592	Simon Property Group, Inc.	88,173
1,315	Ventas, Inc.	96,508

		595,448

Food & Staples Retailing – 1.6%
2,145	US Foods Holding Corp.*	86,766
1,847	Walmart, Inc.	211,038

		297,804

Food Products – 1.3%
610	McCormick & Co., Inc.	99,351
2,680	Mondelez International, Inc. Class A	147,989

		247,340

Health Care Equipment & Supplies – 3.7%
3,155	Boston Scientific Corp.*	134,813
1,088	Danaher Corp.	154,594
673	Edwards Lifesciences Corp.*	149,298
744	West Pharmaceutical Services, Inc.	108,222
968	Zimmer Biomet Holdings, Inc.	134,746

		681,673

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 2.6%
2,758	CVS Health Corp.	$168,017
486	Humana, Inc.	137,640
592	Laboratory Corp. of America Holdings*	99,196
383	UnitedHealth Group, Inc.	89,622

		494,475

Hotels, Restaurants & Leisure – 1.4%
1,074	Las Vegas Sands Corp.	59,575
954	McDonald’s Corp.	207,943

		267,518

Household Products – 2.3%
716	The Clorox Co.	113,243
2,652	The Procter & Gamble Co.	318,850

		432,093

Industrial Conglomerates – 1.7%
574	Carlisle Cos., Inc.	83,207
6,830	General Electric Co.	56,347
1,067	Honeywell International, Inc.	175,650

		315,204

Insurance – 2.8%
911	American Financial Group, Inc.	91,984
1,131	Globe Life, Inc.	100,953
606	Reinsurance Group of America, Inc.	93,306
1,170	The Allstate Corp.	119,796
1,993	The Hartford Financial Services Group, Inc.	116,152

		522,191

Interactive Media & Services* – 5.5%
284	Alphabet, Inc. Class A	338,110
237	Alphabet, Inc. Class C	281,580
1,820	Facebook, Inc. Class A	337,919
298	IAC/InterActiveCorp.	75,883

		1,033,492

Internet & Direct Marketing Retail – 3.5%
315	Amazon.com, Inc.*	559,532
712	Expedia Group, Inc.	92,631

		652,163

IT Services – 6.6%
907	Accenture PLC Class A	179,740
1,092	Fidelity National Information Services, Inc.	148,752
1,159	Fiserv, Inc.*	123,943
1,347	GoDaddy, Inc. Class A*	85,319
702	Mastercard, Inc. Class A	197,522
1,613	PayPal Holdings, Inc.*	175,898
1,755	Visa, Inc. Class A	317,339

		1,228,513

Life Sciences Tools & Services – 0.6%
1,585	Agilent Technologies, Inc.	112,709

Machinery – 1.5%
521	IDEX Corp.	85,814
854	Ingersoll-Rand PLC	103,411

Common Stocks – (continued)
Machinery – (continued)
720	Stanley Black & Decker, Inc.	95,659

		284,884

Media – 1.5%
4,941	Comcast Corp. Class A	218,689
1,975	Fox Corp. Class B	64,780

		283,469

Multi-Utilities – 1.6%
1,191	Ameren Corp.	91,886
1,560	CMS Energy Corp.	98,358
759	Sempra Energy	107,497

		297,741

Multiline Retail – 0.6%
755	Dollar General Corp.	117,848

Oil, Gas & Consumable Fuels – 4.5%
1,251	Cheniere Energy, Inc.*	74,697
2,117	Chevron Corp.	249,213
1,195	Diamondback Energy, Inc.	117,206
1,695	EOG Resources, Inc.	125,752
2,149	Exxon Mobil Corp.	147,163
2,461	Marathon Petroleum Corp.	121,106

		835,137

Pharmaceuticals – 5.4%
2,393	AstraZeneca PLC ADR	107,757
2,882	Elanco Animal Health, Inc.*	74,990
1,514	Eli Lilly & Co.	171,036
2,769	Johnson & Johnson	355,429
819	Merck & Co., Inc.	70,819
2,028	Pfizer, Inc.	72,095
1,223	Zoetis, Inc.	154,612

		1,006,738

Road & Rail – 1.6%
1,854	CSX Corp.	124,255
1,056	Union Pacific Corp.	171,030

		295,285

Semiconductors & Semiconductor Equipment – 3.0%
1,056	Analog Devices, Inc.	115,980
1,407	Intel Corp.	66,706
3,428	Marvell Technology Group Ltd.	82,169
712	NXP Semiconductors NV	72,724
886	QUALCOMM, Inc.	68,904
1,301	Texas Instruments, Inc.	160,999

		567,482

Software – 7.5%
638	Adobe, Inc.*	181,517
1,454	Cadence Design Systems, Inc.*	99,570
1,031	Citrix Systems, Inc.	95,862
471	Intuit, Inc.	135,818
6,416	Microsoft Corp.	884,510

		1,397,277

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – 2.5%
390	Burlington Stores, Inc.*	$78,971
234	O’Reilly Automotive, Inc.*	89,800
961	Ross Stores, Inc.	101,875
858	The Home Depot, Inc.	195,547

		466,193

Technology Hardware, Storage & Peripherals – 3.2%
2,868	Apple, Inc.	598,666

Textiles, Apparel & Luxury Goods – 1.1%
1,741	NIKE, Inc. Class B	147,115
723	PVH Corp.	54,803

		201,918

Tobacco – 0.8%
2,184	Philip Morris International, Inc.	157,445

Water Utilities – 0.6%
836	American Water Works Co., Inc.	106,440

TOTAL COMMON STOCKS
(Cost $14,442,797)		$18,602,579

Shares	Dividend Rate	Value

Investment Company(a) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
37,087	2.045%	$37,087
(Cost $37,087)

TOTAL INVESTMENTS – 99.8%
(Cost $14,479,884)		$18,639,666

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		40,343

NET ASSETS – 100.0%		$18,680,009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.5%
Aerospace & Defense – 3.7%
124,766	HEICO Corp.	$18,049,897
137,156	L3Harris Technologies, Inc.	28,996,150

		47,046,047

Auto Components – 0.5%
83,898	Aptiv PLC	6,977,797

Banks – 0.9%
128,756	First Republic Bank	11,551,988

Beverages – 0.9%
189,315	Brown-Forman Corp. Class B	11,167,692

Biotechnology* – 3.0%
126,444	Agios Pharmaceuticals, Inc.	4,798,550
265,191	Alder Biopharmaceuticals, Inc.	2,373,459
49,887	Exact Sciences Corp.	5,947,528
101,365	Incyte Corp.	8,293,684
364,513	Moderna, Inc.	5,733,790
39,073	Neurocrine Biosciences, Inc.	3,884,638
72,348	Sarepta Therapeutics, Inc.	6,522,172

		37,553,821

Capital Markets – 4.0%
96,223	Cboe Global Markets, Inc.	11,465,933
50,804	MSCI, Inc.	11,920,142
145,829	Northern Trust Corp.	12,822,744
124,703	T. Rowe Price Group, Inc.	13,794,646

		50,003,465

Chemicals – 0.6%
65,626	Celanese Corp.	7,440,020

Commercial Services & Supplies – 1.6%
74,487	Cintas Corp.	19,649,671

Communications Equipment* – 0.5%
14,447	Arista Networks, Inc.	3,273,979
27,495	F5 Networks, Inc.	3,539,431

		6,813,410

Construction Materials – 1.5%
76,911	Martin Marietta Materials, Inc.	19,517,704

Containers & Packaging – 0.9%
144,708	Ball Corp.	11,635,970

Diversified Consumer Services* – 2.1%
159,279	Bright Horizons Family Solutions, Inc.	26,288,999

Electrical Equipment – 3.3%
183,554	AMETEK, Inc.	15,772,795
118,790	Rockwell Automation, Inc.	18,149,924
161,662	Sensata Technologies Holding PLC*	7,368,554

		41,291,273

Electronic Equipment, Instruments & Components – 2.6%
270,788	Amphenol Corp. Class A	23,704,782
219,165	National Instruments Corp.	9,204,930

		32,909,712

Common Stocks – (continued)
Entertainment – 0.8%
49,033	Spotify Technology SA*	6,617,003
55,191	World Wrestling Entertainment, Inc. Class A	3,942,293

		10,559,296

Equity Real Estate Investment Trusts (REITs) – 3.3%
90,964	Equity LifeStyle Properties, Inc.	12,254,670
114,116	SBA Communications Corp.	29,947,462

		42,202,132

Food & Staples Retailing* – 0.7%
217,781	Grocery Outlet Holding Corp.	8,809,241

Food Products – 2.2%
90,650	Lamb Weston Holdings, Inc.	6,380,854
132,621	McCormick & Co., Inc.	21,599,982

		27,980,836

Health Care Equipment & Supplies – 7.3%
52,867	Edwards Lifesciences Corp.*	11,728,015
79,368	IDEXX Laboratories, Inc.*	22,996,084
61,284	Teleflex, Inc.	22,302,473
35,505	The Cooper Cos., Inc.	10,997,674
59,332	West Pharmaceutical Services, Inc.	8,630,433
116,365	Zimmer Biomet Holdings, Inc.	16,198,008

		92,852,687

Health Care Providers & Services* – 1.7%
232,848	Centene Corp.	10,855,374
43,640	Guardant Health, Inc.	3,819,809
56,796	Molina Healthcare, Inc.	7,399,383

		22,074,566

Health Care Technology* – 0.8%
60,789	Veeva Systems, Inc. Class A	9,749,340

Hotels, Restaurants & Leisure – 2.9%
185,381	Choice Hotels International, Inc.	16,865,963
63,430	Domino’s Pizza, Inc.	14,388,461
48,257	Wynn Resorts Ltd.	5,315,509

		36,569,933

Household Durables – 0.7%
169,986	D.R. Horton, Inc.	8,409,207

Household Products – 1.3%
109,077	Church & Dwight Co., Inc.	8,702,163
52,045	The Clorox Co.	8,231,437

		16,933,600

Interactive Media & Services* – 1.8%
64,083	IAC/InterActiveCorp.	16,318,095
154,104	Twitter, Inc.	6,572,536

		22,890,631

Internet & Direct Marketing Retail – 1.5%
150,708	Expedia Group, Inc.	19,607,111

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
IT Services – 10.2%
321,070	Black Knight, Inc.*	$19,986,608
163,993	Fidelity National Information Services, Inc.	22,339,126
360,395	Fiserv, Inc.*	38,540,641
215,793	GoDaddy, Inc. Class A*	13,668,329
196,979	Total System Services, Inc.	26,438,521
59,957	Twilio, Inc. Class A*	7,822,590

		128,795,815

Life Sciences Tools & Services – 1.7%
99,063	Adaptive Biotechnologies Corp.*	5,037,353
136,626	Agilent Technologies, Inc.	9,715,475
22,070	Illumina, Inc.*	6,209,174

		20,962,002

Machinery – 5.8%
229,052	Fortive Corp.	16,239,787
116,073	IDEX Corp.	19,118,384
213,388	Ingersoll-Rand PLC	25,839,153
159,059	Xylem, Inc.	12,185,510

		73,382,834

Multiline Retail – 3.1%
249,430	Dollar General Corp.	38,933,529

Oil, Gas & Consumable Fuels – 1.8%
269,655	Cheniere Energy, Inc.*	16,101,100
65,957	Diamondback Energy, Inc.	6,469,063

		22,570,163

Pharmaceuticals – 2.3%
168,222	Catalent, Inc.*	8,872,028
484,419	Elanco Animal Health, Inc.*	12,604,583
57,865	Zoetis, Inc.	7,315,293

		28,791,904

Professional Services – 1.9%
146,478	Verisk Analytics, Inc.	23,662,056

Road & Rail – 1.3%
95,572	Lyft, Inc. Class A	4,680,161
72,622	Old Dominion Freight Line, Inc.	11,892,579

		16,572,740

Semiconductors & Semiconductor Equipment – 4.8%
453,807	Advanced Micro Devices, Inc.*	14,272,230
58,004	Analog Devices, Inc.	6,370,579
683,601	Marvell Technology Group Ltd.	16,385,916
92,297	Microchip Technology, Inc.	7,968,000
150,608	MKS Instruments, Inc.	11,791,101
29,147	Monolithic Power Systems, Inc.	4,388,372

		61,176,198

Software* – 8.2%
133,365	Atlassian Corp. PLC Class A	17,938,926
39,481	Autodesk, Inc.	5,638,676
234,435	Cadence Design Systems, Inc.	16,054,109

Common Stocks – (continued)
Software* – (continued)
171,083	Ceridian HCM Holding, Inc.	9,883,465
95,038	Coupa Software, Inc.	13,203,629
53,870	HubSpot, Inc.	10,756,762
24,727	Palo Alto Networks, Inc.	5,034,912
283,691	Slack Technologies, Inc. Class A	8,124,910
151,143	Splunk, Inc.	16,900,810

		103,536,199

Specialty Retail – 5.1%
76,973	Burlington Stores, Inc.*	15,586,263
57,447	Five Below, Inc.*	7,058,513
57,365	O’Reilly Automotive, Inc.*	22,014,392
91,325	Ross Stores, Inc.	9,681,363
40,501	Ulta Salon, Cosmetics & Fragrance, Inc.*	9,628,303

		63,968,834

Textiles, Apparel & Luxury Goods – 2.2%
111,330	Lululemon Athletica, Inc.*	20,559,311
91,103	PVH Corp.	6,905,608

		27,464,919

TOTAL COMMON STOCKS
(Cost $958,432,966)		$1,258,303,342

Shares	Dividend Rate	Value

Investment Company(a) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,547,470	2.045%	$5,547,470
(Cost $5,547,470)

TOTAL INVESTMENTS – 100.0%
(Cost $963,980,436)		$1,263,850,812

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		304,433

NET ASSETS – 100.0%		$1,264,155,245

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviation:
PLC	—Public Limited Company

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 96.3%
Aerospace & Defense – 5.2%
508,330	Aerojet Rocketdyne Holdings, Inc.*	$26,550,076
160,310	HEICO Corp. Class A	17,691,812
130,362	Hexcel Corp.	10,969,962
81,313	Huntington Ingalls Industries, Inc.	16,994,417
105,773	Teledyne Technologies, Inc.*	32,640,490

		104,846,757

Banks – 0.8%
59,689	First Republic Bank	5,355,297
256,288	Glacier Bancorp, Inc.	10,172,071

		15,527,368

Biotechnology* – 9.2%
464,281	ACADIA Pharmaceuticals, Inc.	12,842,013
306,558	Agios Pharmaceuticals, Inc.	11,633,876
1,145,760	Alder Biopharmaceuticals, Inc.	10,254,552
366,533	Alector, Inc.	6,033,133
91,119	Alnylam Pharmaceuticals, Inc.	7,352,392
475,781	Amarin Corp. PLC ADR	7,131,957
334,415	Atreca, Inc. Class A	6,490,995
85,991	BioSpecifics Technologies Corp.	4,736,384
133,549	Bluebird Bio, Inc.	13,796,947
137,007	Castle Biosciences, Inc.	3,825,236
758,879	Exelixis, Inc.	15,063,748
200,250	Incyte Corp.	16,384,455
498,538	Moderna, Inc.	7,842,003
148,294	Neurocrine Biosciences, Inc.	14,743,390
1,733,699	Rigel Pharmaceuticals, Inc.	2,929,951
168,031	Sarepta Therapeutics, Inc.	15,147,995
1,171,040	Stemline Therapeutics, Inc.	13,947,086
434,858	Synthorx, Inc.	7,788,307
205,611	Y-mAbs Therapeutics, Inc.	5,463,084

		183,407,504

Building Products – 2.0%
274,633	Allegion PLC	26,438,919
262,273	Fortune Brands Home & Security, Inc.	13,391,659

		39,830,578

Capital Markets – 3.2%
235,996	Cboe Global Markets, Inc.	28,121,283
263,398	Evercore, Inc. Class A	21,008,625
59,754	MSCI, Inc.	14,020,081

		63,149,989

Chemicals – 2.4%
304,937	Ashland Global Holdings, Inc.	22,333,586
388,353	RPM International, Inc.	26,279,847

		48,613,433

Commercial Services & Supplies – 0.4%
232,407	Rollins, Inc.	7,625,274

Communications Equipment* – 1.2%
1,707,364	Viavi Solutions, Inc.	23,715,286

Common Stocks – (continued)
Containers & Packaging – 1.0%
173,186	Avery Dennison Corp.	20,015,106

Diversified Consumer Services* – 2.2%
262,903	Bright Horizons Family Solutions, Inc.	43,392,140

Diversified Telecommunication Services* – 0.3%
192,746	Zayo Group Holdings, Inc.	6,487,830

Electronic Equipment, Instruments & Components – 4.7%
371,487	Badger Meter, Inc.	19,161,300
396,377	Cognex Corp.	17,868,675
128,149	Keysight Technologies, Inc.*	12,412,512
323,721	Novanta, Inc.*	24,279,075
96,374	Zebra Technologies Corp. Class A*	19,759,561

		93,481,123

Entertainment* – 1.1%
170,461	Take-Two Interactive Software, Inc.	22,495,738

Equity Real Estate Investment Trusts (REITs) – 3.7%
180,965	Equity LifeStyle Properties, Inc.	24,379,605
179,199	Ryman Hospitality Properties, Inc.	14,274,993
93,721	SBA Communications Corp.	24,595,202
220,763	Terreno Realty Corp.	11,161,777

		74,411,577

Food Products – 0.9%
35,418	Beyond Meat, Inc.*	5,937,119
76,985	McCormick & Co., Inc.	12,538,547

		18,475,666

Health Care Equipment & Supplies – 10.7%
23,346	ABIOMED, Inc.*	4,507,412
162,734	DexCom, Inc.*	27,926,782
137,302	Glaukos Corp.*	8,829,892
50,988	IDEXX Laboratories, Inc.*	14,773,263
201,314	Neogen Corp.*	14,196,663
124,654	Nevro Corp.*	10,437,280
202,385	SI-BONE, Inc.*	3,934,364
144,892	Silk Road Medical, Inc.*	6,243,396
216,407	Tandem Diabetes Care, Inc.*	15,674,359
93,740	Teleflex, Inc.	34,113,861
88,650	The Cooper Cos., Inc.	27,459,338
313,859	West Pharmaceutical Services, Inc.	45,653,930

		213,750,540

Health Care Providers & Services* – 0.8%
195,529	Guardant Health, Inc.	17,114,653

Health Care Technology* – 0.5%
161,110	Teladoc Health, Inc.	9,325,047

Hotels, Restaurants & Leisure – 6.5%
335,426	Choice Hotels International, Inc.	30,517,058
94,709	Domino’s Pizza, Inc.	21,483,790
285,764	Dunkin’ Brands Group, Inc.	23,558,384
130,334	Planet Fitness, Inc. Class A*	9,202,884
104,223	Vail Resorts, Inc.	24,625,810

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
206,083	Wingstop, Inc.	$20,643,334

		130,031,260

Interactive Media & Services* – 1.3%
99,991	IAC/InterActiveCorp.	25,461,708

IT Services – 10.2%
585,517	Black Knight, Inc.*	36,448,433
523,636	Booz Allen Hamilton Holding Corp.	39,539,754
153,025	Euronet Worldwide, Inc.*	23,434,249
130,149	Global Payments, Inc.	21,602,131
408,950	InterXion Holding NV*	33,100,413
186,991	Okta, Inc.*	23,654,362
192,746	Wix.com Ltd.*	27,032,626

		204,811,968

Life Sciences Tools & Services – 2.4%
193,214	Medpace Holdings, Inc.*	15,632,945
384,325	PerkinElmer, Inc.	31,783,677

		47,416,622

Machinery – 5.7%
668,786	Colfax Corp.*	18,190,979
369,836	Hillenbrand, Inc.	10,148,300
121,428	IDEX Corp.	20,000,406
103,228	John Bean Technologies Corp.	10,562,289
97,160	RBC Bearings, Inc.*	15,499,935
157,398	Standex International Corp.	10,821,112
923,897	Welbilt, Inc.*	14,542,139
199,248	Xylem, Inc.	15,264,389

		115,029,549

Pharmaceuticals* – 1.1%
466,644	Elanco Animal Health, Inc.	12,142,077
64,358	GW Pharmaceuticals PLC ADR	9,165,223

		21,307,300

Road & Rail – 0.5%
63,126	Old Dominion Freight Line, Inc.	10,337,514

Semiconductors & Semiconductor Equipment – 3.8%
546,801	Entegris, Inc.	23,419,487
1,004,100	Marvell Technology Group Ltd.	24,068,277
133,837	MKS Instruments, Inc.	10,478,098
119,239	Monolithic Power Systems, Inc.	17,952,624

		75,918,486

Software* – 9.8%
263,292	Cadence Design Systems, Inc.	18,030,236
176,574	Coupa Software, Inc.	24,531,426
262,045	ForeScout Technologies, Inc.	9,389,072
151,089	HubSpot, Inc.	30,169,451
68,574	Medallia, Inc.	2,442,606
55,788	Paycom Software, Inc.	13,953,695
155,356	Proofpoint, Inc.	17,649,995
124,793	RingCentral, Inc. Class A	17,612,036
150,158	Slack Technologies, Inc. Class A	4,300,525

Common Stocks – (continued)
Software* – (continued)
104,321	Splunk, Inc.	11,665,174
40,118	The Trade Desk, Inc. Class A	9,859,801
61,215	Tyler Technologies, Inc.	15,704,096
272,018	Zendesk, Inc.	21,815,844

		197,123,957

Specialty Retail* – 3.7%
182,165	Burlington Stores, Inc.	36,886,591
177,329	Five Below, Inc.	21,788,414
322,441	Floor & Decor Holdings, Inc. Class A	15,870,546

		74,545,551

Textiles, Apparel & Luxury Goods – 0.3%
57,910	Columbia Sportswear Co.	5,431,379

Trading Companies & Distributors* – 0.7%
185,015	SiteOne Landscape Supply, Inc.	14,468,173

TOTAL COMMON STOCKS
(Cost $1,534,384,555)		$1,927,549,076

Shares	Dividend Rate	Value

Investment Company(a) – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
70,204,229	2.045%	$70,204,229
(Cost $70,204,229)

TOTAL INVESTMENTS – 99.8%
(Cost $1,604,588,784)		$1,997,753,305

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		3,708,756

NET ASSETS – 100.0%		$2,001,462,061

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 3.4%
6,143	Northrop Grumman Corp.	$2,259,826
8,758	The Boeing Co.	3,188,700

		5,448,526

Auto Components – 0.6%
11,307	Aptiv PLC	940,403

Banks – 0.6%
10,989	First Republic Bank	985,933

Beverages – 3.1%
16,402	Brown-Forman Corp. Class B	967,554
26,695	Monster Beverage Corp.*	1,566,196
45,289	The Coca-Cola Co.	2,492,706

		5,026,456

Biotechnology – 2.9%
23,894	AbbVie, Inc.	1,570,792
7,634	Agios Pharmaceuticals, Inc.*	289,710
3,901	Alexion Pharmaceuticals, Inc.*	393,065
11,808	BioMarin Pharmaceutical, Inc.*	886,308
8,329	Incyte Corp.*	681,479
4,804	Vertex Pharmaceuticals, Inc.*	864,816

		4,686,170

Capital Markets – 2.0%
8,517	Cboe Global Markets, Inc.	1,014,886
13,868	Intercontinental Exchange, Inc.	1,296,381
10,611	Northern Trust Corp.	933,025

		3,244,292

Chemicals – 2.2%
8,614	Corteva, Inc.	252,562
8,614	DuPont de Nemours, Inc.	585,149
8,062	Ecolab, Inc.	1,663,271
1,970	The Sherwin-Williams Co.	1,037,698

		3,538,680

Communications Equipment – 1.9%
66,705	Cisco Systems, Inc.	3,122,461

Construction Materials – 0.5%
3,058	Martin Marietta Materials, Inc.	776,029

Electronic Equipment, Instruments & Components – 0.8%
14,278	Amphenol Corp. Class A	1,249,896

Entertainment* – 1.7%
15,592	Electronic Arts, Inc.	1,460,659
4,610	Netflix, Inc.	1,354,187

		2,814,846

Equity Real Estate Investment Trusts (REITs) – 2.3%
9,294	American Tower Corp.	2,139,386
2,773	Equinix, Inc.	1,542,564

		3,681,950

Common Stocks – (continued)
Food & Staples Retailing – 1.0%
14,337	Walmart, Inc.	1,638,146

Food Products – 1.2%
5,858	McCormick & Co., Inc.	954,092
18,314	Mondelez International, Inc. Class A	1,011,299

		1,965,391

Health Care Equipment & Supplies – 4.6%
51,939	Boston Scientific Corp.*	2,219,353
10,463	Danaher Corp.	1,486,688
4,244	Edwards Lifesciences Corp.*	941,489
2,969	Intuitive Surgical, Inc.*	1,518,168
8,997	West Pharmaceutical Services, Inc.	1,308,704

		7,474,402

Health Care Providers & Services – 2.3%
5,298	Guardant Health, Inc.*	463,734
6,241	Humana, Inc.	1,767,514
6,120	UnitedHealth Group, Inc.	1,432,080

		3,663,328

Hotels, Restaurants & Leisure – 2.3%
585	Chipotle Mexican Grill, Inc.*	490,476
14,808	Dunkin’ Brands Group, Inc.	1,220,772
8,819	McDonald’s Corp.	1,922,277

		3,633,525

Household Products – 0.7%
14,972	Colgate-Palmolive Co.	1,110,174

Industrial Conglomerates – 1.5%
14,592	Honeywell International, Inc.	2,402,135

Insurance* – 0.3%
412	Markel Corp.	470,949

Interactive Media & Services* – 9.7%
4,339	Alphabet, Inc. Class A	5,165,710
3,282	Alphabet, Inc. Class C	3,899,344
35,120	Facebook, Inc. Class A	6,520,730

		15,585,784

Internet & Direct Marketing Retail* – 4.9%
4,425	Amazon.com, Inc.	7,860,083

IT Services – 8.8%
12,886	Accenture PLC Class A	2,553,618
12,699	Fidelity National Information Services, Inc.	1,729,858
16,010	Mastercard, Inc. Class A	4,504,734
29,511	Visa, Inc. Class A	5,336,179

		14,124,389

Life Sciences Tools & Services* – 1.4%
10,913	Adaptive Biotechnologies Corp.	554,926
6,217	Illumina, Inc.	1,749,091

		2,304,017

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Machinery – 1.5%
7,820	Deere & Co.	$1,211,396
11,005	Fortive Corp.	780,254
3,380	Stanley Black & Decker, Inc.	449,067

		2,440,717

Media – 1.0%
37,020	Comcast Corp. Class A	1,638,505

Oil, Gas & Consumable Fuels – 2.0%
19,006	Cheniere Energy, Inc.*	1,134,848
7,366	Diamondback Energy, Inc.	722,457
7,074	EOG Resources, Inc.	524,820
18,278	Marathon Petroleum Corp.	899,461

		3,281,586

Pharmaceuticals – 3.5%
37,648	AstraZeneca PLC ADR	1,695,289
21,574	Elanco Animal Health, Inc.*	561,356
18,509	Eli Lilly & Co.	2,090,962
10,181	Zoetis, Inc.	1,287,082

		5,634,689

Road & Rail – 2.7%
24,367	CSX Corp.	1,633,076
10,250	Lyft, Inc. Class A*	501,943
13,223	Union Pacific Corp.	2,141,597

		4,276,616

Semiconductors & Semiconductor Equipment – 3.6%
7,348	Analog Devices, Inc.	807,031
36,609	Marvell Technology Group Ltd.	877,518
14,670	NXP Semiconductors NV	1,498,394
20,687	Texas Instruments, Inc.	2,560,016

		5,742,959

Software – 13.9%
9,422	Adobe, Inc.*	2,680,653
5,374	Atlassian Corp. PLC Class A*	722,857
7,056	Intuit, Inc.	2,034,668
92,991	Microsoft Corp.	12,819,740
17,727	salesforce.com, Inc.*	2,766,653
3,474	ServiceNow, Inc.*	909,632
15,008	Slack Technologies, Inc. Class A*	429,829

		22,364,032

Specialty Retail – 1.3%
19,511	Ross Stores, Inc.	2,068,361

Technology Hardware, Storage & Peripherals – 6.4%
49,603	Apple, Inc.	10,354,130

Textiles, Apparel & Luxury Goods – 2.5%
32,979	NIKE, Inc. Class B	2,786,725
15,506	PVH Corp.	1,175,355

		3,962,080

TOTAL COMMON STOCKS
(Cost $87,976,159)		$159,511,640

Shares	Dividend Rate	Value

Investment Company(a) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
992,869	2.045%	$992,869
(Cost $992,869)

TOTAL INVESTMENTS – 99.7%
(Cost $88,969,028)		$160,504,509

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		466,395

NET ASSETS – 100.0%		$160,970,904

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.9%
Communications Equipment – 4.4%
24,328	Arista Networks, Inc.*	$5,513,211
327,653	Cisco Systems, Inc.	15,337,437

		20,850,648

Electronic Equipment, Instruments & Components – 3.3%
180,510	Amphenol Corp. Class A	15,801,845

Entertainment – 2.9%
160,379	Activision Blizzard, Inc.	8,115,178
19,831	Netflix, Inc.*	5,825,356

		13,940,534

Equity Real Estate Investment Trusts (REITs) – 5.1%
59,064	American Tower Corp.	13,595,942
19,068	Equinix, Inc.	10,607,147

		24,203,089

Interactive Media & Services* – 12.7%
16,552	Alphabet, Inc. Class A	19,705,652
17,877	Alphabet, Inc. Class C	21,239,664
107,318	Facebook, Inc. Class A	19,925,733

		60,871,049

Internet & Direct Marketing Retail – 11.0%
34,640	Alibaba Group Holding Ltd. ADR*	6,063,039
23,594	Amazon.com, Inc.*	41,909,786
35,290	Expedia Group, Inc.	4,591,229

		52,564,054

IT Services – 15.4%
59,837	Accenture PLC Class A	11,857,898
100,951	Fidelity National Information Services, Inc.	13,751,545
64,228	Fiserv, Inc.*	6,868,543
76,317	GoDaddy, Inc. Class A*	4,833,919
96,805	PayPal Holdings, Inc.*	10,556,585
143,632	Visa, Inc. Class A	25,971,538

		73,840,028

Life Sciences Tools & Services* – 0.9%
15,381	Illumina, Inc.	4,327,291

Semiconductors & Semiconductor Equipment – 14.2%
113,608	Advanced Micro Devices, Inc.*	3,572,972
65,690	Analog Devices, Inc.	7,214,733
27,082	Lam Research Corp.	5,701,032
572,017	Marvell Technology Group Ltd.	13,711,247
97,188	NXP Semiconductors NV	9,926,782
216,235	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	9,218,098
151,081	Texas Instruments, Inc.	18,696,274

		68,041,138

Software – 26.5%
72,153	Adobe, Inc.*	20,528,250
68,507	Atlassian Corp. PLC Class A*	9,214,876
111,907	Citrix Systems, Inc.	10,405,113

Common Stocks – (continued)
Software – (continued)
33,885	Intuit, Inc.	9,771,079
303,729	Microsoft Corp.	41,872,080
136,790	PTC, Inc.*	8,955,641
32,110	Salesforce.com, Inc.*	5,011,408
40,737	ServiceNow, Inc.*	10,666,576
77,055	Slack Technologies, Inc. Class A*	2,206,855
71,513	Splunk, Inc.*	7,996,584

		126,628,462

Technology Hardware, Storage & Peripherals – 3.5%
79,886	Apple, Inc.	16,675,404

TOTAL COMMON STOCKS
(Cost $266,750,421)		$477,743,542

TOTAL INVESTMENTS – 99.9%
(Cost $266,750,421)		$477,743,542

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		422,763

NET ASSETS – 100.0%		$478,166,305

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2019

	Blue Chip Fund	Capital Growth Fund	Concentrated Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $10,205,093, $659,283,895 and $94,760,219)	$12,088,080	$886,492,707	$147,855,493
Investments of affiliated issuers, at value (cost $497,742, $811,200 and $689,278)	497,742	811,200	689,278
Cash	52,584	5,129,151	806,811
Receivables:
Reimbursement from investment adviser	33,657	132,119	20,755
Dividends	24,858	1,220,643	219,755
Fund shares sold	492	60,742	1,659
Securities lending income	—	1,057	—
Other assets	26,763	58,660	48,675
Total assets	12,724,176	893,906,279	149,642,426

Liabilities:
Payables:
Fund shares redeemed	6,867	714,406	22,474
Management fees	5,478	535,946	95,322
Distribution and Service fees and Transfer Agency fees	2,909	280,756	6,729
Investments purchased	752	3,139	309,338
Accrued expenses	105,248	214,660	157,799
Total liabilities	121,254	1,748,907	591,662

Net Assets:
Paid-in capital	10,401,267	646,860,164	88,051,534
Total distributable earnings	2,201,655	245,297,208	60,999,230
NET ASSETS	$12,602,922	$892,157,372	$149,050,764
Net Assets:
Class A	$3,877,534	$708,827,337	$6,734,651
Class C	1,486,817	18,673,635	823,262
Institutional	791,178	60,168,621	12,497,063
Service	—	1,545,921	—
Investor	1,063,793	6,649,300	132,985
Class P	2,135,014	85,421,516	128,289,075
Class R	19,950	8,558,536	35,707
Class R6	3,228,636	2,312,506	538,021
Total Net Assets	$12,602,922	$892,157,372	$149,050,764
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	285,221	30,911,320	383,708
Class C	115,184	1,329,156	59,344
Institutional	57,639	2,280,254	660,267
Service	—	71,136	—
Investor	77,519	283,794	7,428
Class P	155,518	3,242,588	6,795,518
Class R	1,460	395,750	2,121
Class R6	235,124	87,763	28,490
Net asset value, offering and redemption price per share:(a)
Class A	$13.59	$22.93	$17.55
Class C	12.91	14.05	13.87
Institutional	13.73	26.39	18.93
Service	—	21.73	—
Investor	13.72	23.43	17.90
Class P	13.73	26.34	18.88
Class R	13.67	21.63	16.84
Class R6	13.73	26.35	18.88

(a)	Maximum public offering price per share for Class A Shares of the Blue Chip, Capital Growth and Concentrated Growth Funds is $14.38, $24.26 and $18.57, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2019

	Flexible Cap Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $14,442,797, $958,432,966 and $1,534,384,555)	$18,602,579	$1,258,303,342	$1,927,549,076
Investments of affiliated issuers, at value (cost $37,087, $5,547,470 and $70,204,229)	37,087	5,547,470	70,204,229
Cash	51,916	4,000,148	2,211,303
Receivables:
Reimbursement from investment adviser	39,688	69,014	—
Dividends	29,029	587,249	926,399
Fund shares sold	—	611,848	1,266,549
Investments sold	90,649	—	10,560,458
Securities lending income	—	20,511	222,515
Other assets	35,121	64,254	76,146
Total assets	18,886,069	1,269,203,836	2,013,016,675

Liabilities:
Payables:
Fund shares redeemed	93,444	1,729,092	5,554,953
Management fees	8,702	923,153	1,445,774
Distribution and Service fees and Transfer Agency fees	3,530	198,722	324,748
Investments purchased	—	1,979,177	3,967,320
Accrued expenses	100,384	218,447	261,819
Total liabilities	206,060	5,048,591	11,554,614

Net Assets:
Paid-in capital	13,669,948	719,585,660	1,421,001,864
Total distributable earnings	5,010,061	544,569,585	580,460,197
NET ASSETS	$18,680,009	$1,264,155,245	$2,001,462,061
Net Assets:
Class A	$5,383,474	$331,433,109	$295,072,240
Class C	1,288,465	40,071,867	166,171,899
Institutional	586,606	491,658,923	853,375,448
Service	—	27,093,607	18,394,664
Investor	69,907	77,011,704	409,018,514
Class P	11,110,344	69,892,751	188,656,691
Class R	39,061	45,005,138	15,856,486
Class R6	202,152	181,988,146	54,916,119
Total Net Assets	$18,680,009	$1,264,155,245	$2,001,462,061
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	451,108	18,270,823	14,375,033
Class C	125,945	3,945,218	9,830,339
Institutional	45,346	21,437,555	38,160,446
Service	—	1,604,208	927,326
Investor	5,527	3,956,254	19,001,230
Class P	860,116	3,043,658	8,429,006
Class R	3,428	2,659,731	809,861
Class R6	15,657	7,928,210	2,453,962
Net asset value, offering and redemption price per share:(a)
Class A	$11.93	$18.14	$20.53
Class C	10.23	10.16	16.90
Institutional	12.94	22.93	22.36
Service	—	16.89	19.84
Investor	12.65	19.47	21.53
Class P	12.92	22.96	22.38
Class R	11.40	16.92	19.58
Class R6	12.91	22.95	22.38

(a)	Maximum public offering price per share for Class A Shares of the Flexible Cap, Growth Opportunities and Small/Mid Cap Growth Funds is $12.62, $19.20 and $21.72, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2019

	Strategic Growth Fund	Technology Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $87,976,159 and $266,750,421)	$159,511,640	$477,743,542
Investments of affiliated issuers, at value (cost $992,869 and $0)	992,869	—
Cash	500,001	175,162
Receivables:
Reimbursement from investment adviser	39,147	61,634
Dividends	201,169	270,002
Fund shares sold	49,652	1,412,366
Securities lending income	2,955	163
Other assets	49,862	62,763
Total assets	161,347,295	479,725,632

Liabilities:
Payables:
Fund shares redeemed	125,916	879,497
Management fees	98,223	382,558
Distribution and Service fees and Transfer Agency fees	18,252	129,429
Investments purchased	3,131	—
Accrued expenses	130,869	167,843
Total liabilities	376,391	1,559,327

Net Assets:
Paid-in capital	68,675,806	208,406,581
Total distributable earnings	92,295,098	269,759,724
NET ASSETS	$160,970,904	$478,166,305
Net Assets:
Class A	$28,311,437	$305,665,559
Class C	4,142,224	24,948,315
Institutional	52,461,109	74,727,849
Service	621,842	29,084,133
Investor	1,533,440	19,206,938
Class P	73,131,555	24,395,669
Class R	291,824	—
Class R6	477,473	137,842
Total Net Assets	$160,970,904	$478,166,305
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,060,268	13,192,821
Class C	679,738	1,390,289
Institutional	5,051,500	2,843,470
Service	68,488	1,289,439
Investor	148,313	745,044
Class P	7,064,474	927,932
Class R	32,875	—
Class R6	46,061	5,243
Net asset value, offering and redemption price per share:(a)
Class A	$9.25	$23.17
Class C	6.09	17.94
Institutional	10.39	26.28
Service	9.08	22.56
Investor	10.34	25.78
Class P	10.35	26.29
Class R	8.88	—
Class R6	10.37	26.29

(a)	Maximum public offering price per share for Class A Shares of the Strategic Growth and Technology Opportunities Funds is $9.79 and $24.52, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2019

	Blue Chip Fund	Capital Growth Fund	Concentrated Growth Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $233, $20,089 and $4,660)	$195,295	$13,332,499	$1,400,432

Dividends — affiliated issuers	5,792	64,285	8,672

Securities lending income — affiliated issuer	1,249	56,271	11,036

Total investment income	202,336	13,453,055	1,420,140

Expenses:

Management fees	57,670	6,380,729	1,110,580

Distribution and Service fees(a)	17,840	2,030,206	25,661

Transfer Agency fees(a)	9,769	1,382,108	56,146

Printing and mailing costs	39,694	216,630	31,362

Registration fees	107,832	166,814	144,188

Custody, accounting and administrative services	63,717	200,477	62,162

Professional fees	105,852	90,222	119,245

Service Share fees — Service Plan	—	3,966	—

Service Share fees — Shareholder Administration Plan	—	3,966	—

Trustee fees	16,266	17,796	16,501

Other	11,200	48,793	17,664

Total expenses	429,840	10,541,707	1,583,509

Less — expense reductions	(337,477)	(714,000)	(388,175)

Net expenses	92,363	9,827,707	1,195,334

NET INVESTMENT INCOME	109,973	3,625,348	224,806

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers (including commission recapture of $2,053, $315 and $836)	295,213	30,818,678	9,576,769

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	494,609	(11,480,667)	(6,498,998)

Net realized and unrealized gain	789,822	19,338,011	3,077,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$899,795	$22,963,359	$3,302,577

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Blue Chip Fund	$7,524	$10,221	$95	$5,354	$1,815	$900	$—	$494	$599	$34	$573
Capital Growth Fund	1,769,857	218,377	41,972	1,262,097	38,986	24,910	634	13,819	25,960	14,961	741
Concentrated Growth Fund	15,368	10,128	165	10,951	1,809	5,124	—	439	37,657	59	107

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2019

	Flexible Cap Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $122, $0 and $0)	$319,880	$10,566,834	$10,590,374

Dividends — affiliated issuers	447	193,050	699,528

Securities lending income — affiliated issuer	52	864,820	2,710,270

Total investment income	320,379	11,624,704	14,000,172

Expenses:

Management fees	102,972	14,086,005	17,642,511

Distribution and Service fees(a)	25,452	1,611,676	2,666,507

Transfer Agency fees(a)	15,457	1,312,715	2,110,999

Printing and mailing costs	31,644	206,852	442,894

Registration fees	126,738	174,728	213,986

Custody, accounting and administrative services	70,767	145,281	167,265

Professional fees	97,035	104,695	104,695

Service Share fees — Service Plan	—	71,869	43,292

Service Share fees — Shareholder Administration Plan	—	71,869	43,292

Trustee fees	16,281	18,747	19,846

Other	11,565	49,785	53,217

Total expenses	497,911	17,854,222	23,508,504

Less — expense reductions	(353,876)	(1,413,375)	(581,935)

Net expenses	144,035	16,440,847	22,926,569

NET INVESTMENT INCOME (LOSS)	176,344	(4,816,143)	(8,926,397)

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers (including commission recapture of $0, $6,366 and $10,933)	957,027	345,093,064	302,273,390

Net change in unrealized loss on:

Investments — unaffiliated issuers	(762,685)	(289,910,670)	(261,008,285)

Net realized and unrealized gain	194,342	55,182,394	41,265,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$370,686	$50,366,251	$32,338,708

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Flexible Cap Fund	$13,126	$12,084	$242	$9,359	$2,153	$381	$—	$119	$3,320	$86	$39
Growth Opportunities Fund	882,795	491,320	237,561	629,829	87,731	282,808	11,499	134,750	21,701	84,741	59,656
Small/Mid Cap Growth Fund	745,509	1,829,694	91,304	531,551	326,448	351,369	6,927	787,269	60,538	32,585	14,312

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2019

	Strategic Growth Fund	Technology Opportunities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes $2,373 and $69,979)	$1,814,681	$3,781,867

Dividends — affiliated issuers	14,012	75,483

Securities lending income — affiliated issuer	42,260	9,912

Total investment income	1,870,953	3,867,262

Expenses:

Management fees	1,241,634	4,480,269

Distribution and Service fees(a)	120,095	1,036,962

Transfer Agency fees(a)	111,563	669,238

Printing and mailing costs	55,517	177,027

Registration fees	159,536	124,543

Custody, accounting and administrative services	95,730	88,428

Professional fees	87,868	87,223

Service Share fees — Service Plan	2,074	76,047

Service Share fees — Shareholder Administration Plan	2,074	76,047

Trustee fees	16,539	17,072

Other	30,231	38,981

Total expenses	1,922,861	6,871,837

Less — expense reductions	(439,584)	(614,197)

Net expenses	1,483,277	6,257,640

NET INVESTMENT INCOME (LOSS)	387,676	(2,390,378)

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers (including commission recapture of $411 and $1,971)	24,277,367	64,120,066

Net change in unrealized loss on:

Investments — unaffiliated issuers	(26,085,430)	(46,141,622)

Net realized and unrealized gain (loss)	(1,808,063)	17,978,444

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,420,387)	$15,588,066

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Strategic Growth Fund	$70,517	$48,110	$1,468	$50,291	$8,589	$23,284	$332	$4,549	$23,910	$523	$85
Technology Opportunities Fund	750,270	286,692	—	534,873	51,168	30,096	12,167	33,996	6,926	—	12

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Blue Chip Fund			Capital Growth Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$109,973	$78,007		$3,625,348	$727,493

Net realized gain	295,213	745,297		30,818,678	283,002,758
Net change in unrealized gain (loss)	494,609	324,442		(11,480,667)	(91,364,384)
Net increase in net assets resulting from operations	899,795	1,147,746		22,963,359	192,365,867

Distributions to shareholders:

From distributable earnings:
Class A Shares	(213,475)	(399,773	)(a)	(220,760,042)	(56,468,884	)(a)
Class C Shares	(26,622)	(55,004	)(a)	(8,782,823)	(6,772,737	)(a)
Institutional Shares	(279,538)	(733,918	)(a)	(18,835,285)	(13,142,477	)(a)
Service Shares	—	—		(533,521)	(125,587	)(a)
Investor Shares	(20,921)	(40,464	)(a)	(2,665,392)	(787,742	)(a)
Class P Shares(b)	(174,322)	—		(26,269,986)	—
Class R Shares	(1,678)	(4,440	)(a)	(2,616,026)	(734,333	)(a)
Class R6 Shares	(903)	(2,356	)(a)	(16,308)	(1,470	)(a)
Total distributions to shareholders	(717,459)	(1,235,955)		(280,479,383)	(78,033,230)

From share transactions:

Proceeds from sales of shares	8,917,461	7,069,385		85,928,898	133,283,768

Reinvestment of distributions	669,296	1,036,474		266,002,222	74,027,178
Cost of shares redeemed	(7,131,548)	(3,829,883)		(215,035,892)	(226,927,471)
Net increase (decrease) in net assets resulting from share transactions	2,455,209	4,275,976		136,895,228	(19,616,525)
TOTAL INCREASE (DECREASE)	2,637,545	4,187,767		(120,620,796)	94,716,112

Net assets:(c)
Beginning of year	9,965,377	5,777,610		1,012,778,168	918,062,056

End of year	$12,602,922	$9,965,377		$892,157,372	$1,012,778,168

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior fiscal year presentation below:

Distributions from net investment income:	Class A	Class C	Institutional		Investor	Class R	Class R6
Blue Chip	$(13,883)	$(674)	$(35,590)		$(1,830)	$(66)	$(103)
Capital Growth	(463,240)	—	(645,455)		(31,502)	(10,246)	(80)

Distributions from net realized gains:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Blue Chip	$(385,890)	$(54,330)	$(698,328)	$—	$(38,634)	$(4,374)	$(2,253)
Capital Growth	(56,005,644)	(6,772,737)	(12,497,022)	(125,587)	(756,240)	(724,087)	(1,390)

(b)	Class P Shares commenced operations on April 17, 2018.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $65,008 and $714,653 for the Blue Chip and Capital Growth Funds, respectively as of August 31, 2018.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Concentrated Growth Fund			Flexible Cap Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$224,806	$444,839		$176,344	$183,360

Net realized gain	9,576,769	22,191,534		957,027	4,574,331
Net change in unrealized gain (loss)	(6,498,998)	11,135,644		(762,685)	(1,262,467)
Net increase in net assets resulting from operations	3,302,577	33,772,017		370,686	3,495,224

Distributions to shareholders:

From distributable earnings:
Class A Shares	(710,810)	(654,075	)(a)	(420,196)	(1,426,826	)(a)
Class C Shares	(148,426)	(290,281	)(a)	(104,102)	(384,365	)(a)
Institutional Shares	(1,532,532)	(16,290,367	)(a)	(114,070)	(3,015,595	)(a)
Service Shares	—	—		—	—
Investor Shares	(44,432)	(48,581	)(a)	(5,174)	(47,179	)(a)
Class P Shares(b)	(14,440,076)	—		(930,190)	—
Class R Shares	(3,862)	(3,177	)(a)	(3,964)	(10,791	)(a)
Class R6 Shares	(11,481)	(6,572	)(a)	(1,067)	(2,983	)(a)
Total distributions to shareholders	(16,891,619)	(17,293,053)		(1,578,763)	(4,887,739)

From share transactions:

Proceeds from sales of shares	5,983,510	142,848,495		1,466,388	15,023,654

Reinvestment of distributions	16,689,324	16,915,941		1,575,048	4,887,739
Cost of shares redeemed	(26,762,615)	(160,682,995)		(4,328,331)	(16,024,957)
Net increase (decrease) in net assets resulting from share transactions	(4,089,781)	(918,559)		(1,286,895)	3,886,436
TOTAL INCREASE (DECREASE)	(17,678,823)	15,560,405		(2,494,972)	2,493,921

Net assets:(c)
Beginning of year	166,729,587	151,169,182		21,174,981	18,681,060

End of year	$149,050,764	$166,729,587		$18,680,009	$21,174,981

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior fiscal year presentation below:

Distributions from net investment income:	Class A		Institutional	Investor		Class R6
Concentrated Growth	$(1,554)		$(532,295)	$(853)		$(242)
Flexible Cap	(6,194)		(57,444)	—		(59)

Distributions from net realized gains:	Class A	Class C	Institutional	Investor	Class R	Class R6
Concentrated Growth	$(652,521)	$(290,281)	$(15,758,072)	$(47,728)	$(3,177)	$(6,330)
Flexible Cap	(1,420,632)	(384,365)	(2,958,151)	(47,179)	(10,791)	(2,924)

(b)	Class P Shares commenced operations on April 17, 2018.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $372,138 and $134,009 for the Concentrated Growth and Flexible Cap Funds, respectively as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund			Small/Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment loss	$(4,816,143)	$(9,381,477)		$(8,926,397)	$(10,951,565)

Net realized gain	345,093,064	489,114,569		302,273,390	335,369,681
Net change in unrealized gain (loss)	(289,910,670)	(46,209,290)		(261,008,285)	207,824,664
Net increase in net assets resulting from operations	50,366,251	433,523,802		32,338,708	532,242,780

Distributions to shareholders:

From distributable earnings:
Class A Shares	(97,130,292)	(83,073,494	)(a)	(49,982,088)	(42,706,708	)(a)
Class C Shares	(19,969,153)	(21,738,994	)(a)	(37,660,467)	(31,198,094	)(a)
Institutional Shares	(187,967,343)	(254,482,256	)(a)	(146,388,336)	(141,294,637	)(a)
Service Shares	(8,365,708)	(6,431,452	)(a)	(2,862,516)	(2,192,847	)(a)
Investor Shares	(17,580,366)	(21,849,524	)(a)	(73,001,992)	(55,620,264	)(a)
Class P Shares(b)	(17,766,747)	—		(34,099,828)	—
Class R Shares	(13,633,189)	(11,017,200	)(a)	(3,278,948)	(3,313,405	)(a)
Class R6 Shares	(51,920,508)	(26,019,891	)(a)	(6,417,937)	(3,036,144	)(a)
Total distributions to shareholders	(414,333,306)	(424,612,811)		(353,692,112)	(279,362,099)

From share transactions:

Proceeds from sales of shares	329,505,308	663,942,711		429,635,141	667,329,618

Reinvestment of distributions	380,325,508	390,075,550		317,808,677	251,642,738
Cost of shares redeemed	(1,268,052,897)	(1,467,615,153)		(928,309,800)	(889,675,339)
Net increase (decrease) in net assets resulting from share transactions	(558,222,081)	(413,596,892)		(180,865,982)	29,297,017
TOTAL INCREASE (DECREASE)	(922,189,136)	(404,685,901)		(502,219,386)	282,177,698

Net assets:(c)
Beginning of year	2,186,344,381	2,591,030,282		2,503,681,447	2,221,503,749

End of year	$1,264,155,245	$2,186,344,381		$2,001,462,061	$2,503,681,447

(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net realized gains for the fiscal year ended August 31, 2018.
(b)	Class P Shares commenced operations on April 17, 2018.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $1,128,660 and $(6,565,686) for the Growth Opportunities and Small/Mid Cap Growth Funds, respectively as of August 31, 2018.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund			Technology Opportunities Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income (loss)	$387,676	$498,210		$(2,390,378)	$(3,146,930)

Net realized gain	24,277,367	61,825,326		64,120,066	103,117,671
Net change in unrealized gain (loss)	(26,085,430)	(5,938,473)		(46,141,622)	30,134,338
Net increase (decrease) in net assets resulting from operations	(1,420,387)	56,385,063		15,588,066	130,105,079

Distributions to shareholders:

From distributable earnings:
Class A Shares	(9,959,880)	(5,870,001	)(a)	(59,848,450)	(20,110,843	)(b)
Class C Shares	(2,011,947)	(2,284,131	)(a)	(6,783,789)	(4,428,142	)(b)
Institutional Shares	(19,817,247)	(46,482,660	)(a)	(12,889,684)	(5,936,457	)(b)
Service Shares	(180,451)	(109,589	)(a)	(6,202,770)	(1,573,961	)(b)
Investor Shares	(1,098,042)	(459,379	)(a)	(3,690,377)	(1,638,714	)(b)
Class P Shares(c)	(27,631,178)	—		(4,533,680)	—
Class R Shares	(97,377)	(39,278	)(a)	—	—
Class R6 Shares	(4,416)	(2,515	)(a)	(2,018)	—	(d)
Total distributions to shareholders	(60,800,538)	(55,247,553)		(93,950,768)	(33,688,117)

From share transactions:

Proceeds from sales of shares	29,238,433	142,949,552		100,347,012	123,020,803

Reinvestment of distributions	59,192,504	53,450,381		87,902,456	31,099,776
Cost of shares redeemed	(87,998,353)	(244,453,101)		(169,331,009)	(159,782,824)
Net increase (decrease) in net assets resulting from share transactions	432,584	(48,053,168)		18,918,459	(5,662,245)
TOTAL INCREASE (DECREASE)	(61,788,341)	(46,915,658)		(59,444,243)	90,754,717

Net assets:(e)
Beginning of year	222,759,245	269,674,903		537,610,548	446,855,831

End of year	$160,970,904	$222,759,245		$478,166,305	$537,610,548

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior fiscal year presentation below:

Distributions from net investment income:			Institutional	Service	Investor	Class R	Class R6
Strategic Growth			$(1,263,130)	$(1,269)	$(11,296)	$(258)	$(73)

Distributions from net realized gains:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Strategic Growth	$(5,870,001)	$(2,284,131)	$(45,219,530)	$(108,320)	$(448,083)	$(39,020)	$(2,442)

(b)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net realized gains for the fiscal year ended August 31, 2018.
(c)	Class P Shares commenced operations on April 17, 2018.
(d)	Class R6 Shares commenced operations on December 29, 2017.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $501,594 and $(1,969,779) for the Strategic Growth and Technology Opportunities Funds, respectively as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.00	$14.84	$13.08	$13.92	$16.66

Net investment income(a)	0.12	0.11	0.07	0.09	0.09

Net realized and unrealized gain (loss)	0.64	2.15	1.76	0.50	(0.17)

Total from investment operations	0.76	2.26	1.83	0.59	(0.08)

Distributions to shareholders from net investment income	(0.08)	(0.09)	(0.07)	(0.07)	(0.07)

Distributions to shareholders from net realized gains	(1.09)	(3.01)	— (b)	(1.36)	(2.59)

Total distributions	(1.17)	(3.10)	(0.07)	(1.43)	(2.66)

Net asset value, end of year	$13.59	$14.00	$14.84	$13.08	$13.92

Total return(c)	6.80%	17.50%	14.06%	4.39%	(1.22)%

Net assets, end of year (in 000s)	$3,878	$2,533	$1,880	$2,124	$3,086

Ratio of net expenses to average net assets	1.03%	1.04%	1.17%	1.22%	1.21%

Ratio of total expenses to average net assets	4.26%	5.12%	4.64%	3.60%	2.81%

Ratio of net investment income to average net assets	0.90%	0.81%	0.53%	0.67%	0.57%

Portfolio turnover rate(d)	47%	71%	77%	49%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.40	$14.36	$12.69	$13.56	$16.33

Net investment income (loss)(a)	0.02	0.01	(0.02)	(0.01)	(0.03)

Net realized and unrealized gain (loss)	0.62	2.07	1.69	0.50	(0.15)

Total from investment operations	0.64	2.08	1.67	0.49	(0.18)

Distributions to shareholders from net investment income	(0.04)	(0.03)	—	—	—

Distributions to shareholders from net realized gains	(1.09)	(3.01)	— (b)	(1.36)	(2.59)

Total distributions	(1.13)	(3.04)	— (b)	(1.36)	(2.59)

Net asset value, end of year	$12.91	$13.40	$14.36	$12.69	$13.56

Total return(c)	6.04%	16.66%	13.18%	3.66%	(1.96)%

Net assets, end of year (in 000s)	$1,487	$172	$178	$195	$355

Ratio of net expenses to average net assets	1.78%	1.80%	1.92%	1.97%	1.97%

Ratio of total expenses to average net assets	4.97%	5.86%	5.38%	4.33%	3.56%

Ratio of net investment income (loss) to average net assets	0.18%	0.05%	(0.18)%	(0.10)%	(0.21)%

Portfolio turnover rate(d)	47%	71%	77%	49%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.10	$14.92	$13.17	$14.01	$16.75

Net investment income(a)	0.16	0.16	0.12	0.14	0.14

Net realized and unrealized gain (loss)	0.67	2.17	1.77	0.51	(0.16)

Total from investment operations	0.83	2.33	1.89	0.65	(0.02)

Distributions to shareholders from net investment income	(0.11)	(0.14)	(0.14)	(0.13)	(0.13)

Distributions to shareholders from net realized gains	(1.09)	(3.01)	— (b)	(1.36)	(2.59)

Total distributions	(1.20)	(3.15)	(0.14)	(1.49)	(2.72)

Net asset value, end of year	$13.73	$14.10	$14.92	$13.17	$14.01

Total return(c)	7.27%	17.92%	14.43%	4.84%	(0.82)%

Net assets, end of year (in 000s)	$791	$4,969	$3,499	$4,754	$10,855

Ratio of net expenses to average net assets	0.67%	0.68%	0.79%	0.82%	0.81%

Ratio of total expenses to average net assets	3.97%	4.65%	4.28%	3.16%	2.42%

Ratio of net investment income to average net assets	1.22%	1.20%	0.88%	1.10%	0.93%

Portfolio turnover rate(d)	47%	71%	77%	49%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.11	$14.92	$13.16	$13.98	$16.72

Net investment income(a)	0.15	0.14	0.11	0.13	0.11

Net realized and unrealized gain (loss)	0.65	2.18	1.76	0.50	(0.15)

Total from investment operations	0.80	2.32	1.87	0.63	(0.04)

Distributions to shareholders from net investment income	(0.10)	(0.12)	(0.11)	(0.09)	(0.11)

Distributions to shareholders from net realized gains	(1.09)	(3.01)	— (b)	(1.36)	(2.59)

Total distributions	(1.19)	(3.13)	(0.11)	(1.45)	(2.70)

Net asset value, end of year	$13.72	$14.11	$14.92	$13.16	$13.98

Total return(c)	7.05%	17.86%	14.27%	4.67%	(0.98)%

Net assets, end of year (in 000s)	$1,064	$235	$188	$156	$800

Ratio of net expenses to average net assets	0.78%	0.79%	0.92%	0.97%	0.96%

Ratio of total expenses to average net assets	4.06%	4.87%	4.47%	3.54%	1.06%

Ratio of net investment income to average net assets	1.16%	1.06%	0.78%	0.97%	0.73%

Portfolio turnover rate(d)	47%	71%	77%	49%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Blue Chip Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$14.11	$13.06

Net investment income(b)	0.17	0.06

Net realized and unrealized gain	0.65	0.99

Total from investment operations	0.82	1.05

Distributions to shareholders from net investment income	(0.11)	—

Distributions to shareholders from net realized gains	(1.09)	—

Total distributions	(1.20)	—

Net asset value, end of period	$13.73	$14.11

Total return(c)	7.22%	8.04%

Net assets, end of period (in 000s)	$2,135	$2,026

Ratio of net expenses to average net assets	0.66%	0.66	%(d)

Ratio of total expenses to average net assets	3.88%	5.72	%(d)

Ratio of net investment income to average net assets	1.26%	1.23	%(d)

Portfolio turnover rate(e)	47%	71%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Blue Chip Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.07	$14.89	$13.09	$13.88	$16.62

Net investment income(a)	0.08	0.08	0.04	0.07	0.04

Net realized and unrealized gain (loss)	0.67	2.16	1.76	0.50	(0.16)

Total from investment operations	0.75	2.24	1.80	0.57	(0.12)

Distributions to shareholders from net investment income	(0.06)	(0.05)	—	—	(0.03)

Distributions to shareholders from net realized gains	(1.09)	(3.01)	— (b)	(1.36)	(2.59)

Total distributions	(1.15)	(3.06)	— (b)	(1.36)	(2.62)

Net asset value, end of year	$13.67	$14.07	$14.89	$13.09	$13.88

Total return(c)	6.58%	17.21%	13.77%	4.18%	(1.48)%

Net assets, end of year (in 000s)	$20	$20	$22	$19	$118

Ratio of net expenses to average net assets	1.27%	1.29%	1.41%	1.47%	1.46%

Ratio of total expenses to average net assets	4.53%	5.36%	4.88%	3.70%	3.10%

Ratio of net investment income to average net assets	0.64%	0.55%	0.30%	0.49%	0.28%

Portfolio turnover rate(d)	47%	71%	77%	49%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS BLUE CHIP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Blue Chip Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$14.11	$14.93	$13.17	$14.01	$15.04

Net investment income(b)	0.17	0.16	0.13	0.14	0.01

Net realized and unrealized gain (loss)	0.65	2.17	1.77	0.51	(1.04)

Total from investment operations	0.82	2.33	1.90	0.65	(1.03)

Distributions to shareholders from net investment income	(0.11)	(0.14)	(0.14)	(0.13)	—

Distributions to shareholders from net realized gains	(1.09)	(3.01)	— (c)	(1.36)	—

Total distributions	(1.20)	(3.15)	(0.14)	(1.49)	—

Net asset value, end of period	$13.73	$14.11	$14.93	$13.17	$14.01

Total return(d)	7.20%	17.94%	14.52%	4.86%	(6.85)%

Net assets, end of period (in 000s)	$3,229	$11	$11	$10	$9

Ratio of net expenses to average net assets	0.66%	0.68%	0.77%	0.81%	0.76	%(e)

Ratio of total expenses to average net assets	3.76%	4.73%	4.20%	3.14%	1.65	%(e)

Ratio of net investment income to average net assets	1.31%	1.16%	0.95%	1.09%	1.08	%(e)

Portfolio turnover rate(f)	47%	71%	77%	49%	67%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$32.46	$28.92	$24.15	$24.80	$28.16

Net investment income(a)	0.08	0.02	0.04	0.03	0.01

Net realized and unrealized gain (loss)	(0.28)	6.01	5.07	1.37	1.00

Total from investment operations	(0.20)	6.03	5.11	1.40	1.01

Distributions to shareholders from net investment income	— (b)	(0.02)	(0.01)	—	—

Distributions to shareholders from net realized gains	(9.33)	(2.47)	(0.33)	(2.05)	(4.37)

Total distributions	(9.33)	(2.49)	(0.34)	(2.05)	(4.37)

Net asset value, end of year	$22.93	$32.46	$28.92	$24.15	$24.80

Total return(c)	3.72%	22.01%	21.47%	5.79%	3.34%

Net assets, end of year (in 000s)	$708,827	$745,362	$671,371	$630,091	$669,345

Ratio of net expenses to average net assets	1.14%	1.14%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.22%	1.31%	1.51%	1.51%	1.49%

Ratio of net investment income to average net assets	0.36%	0.06%	0.14%	0.11%	0.04%

Portfolio turnover rate(d)	55%	93%	48%	45%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$24.01	$22.13	$18.68	$19.77	$23.45

Net investment loss(a)	(0.07)	(0.16)	(0.12)	(0.12)	(0.15)

Net realized and unrealized gain (loss)	(0.56)	4.51	3.90	1.08	0.84

Total from investment operations	(0.63)	4.35	3.78	0.96	0.69

Distributions to shareholders from net realized gains	(9.33)	(2.47)	(0.33)	(2.05)	(4.37)

Net asset value, end of year	$14.05	$24.01	$22.13	$18.68	$19.77

Total return(b)	3.01%	21.11%	20.59%	4.98%	2.55%

Net assets, end of year (in 000s)	$18,674	$65,983	$62,701	$68,960	$75,941

Ratio of net expenses to average net assets	1.89%	1.89%	1.90%	1.90%	1.90%

Ratio of total expenses to average net assets	1.97%	2.06%	2.26%	2.26%	2.25%

Ratio of net investment loss to average net assets	(0.41)%	(0.70)%	(0.61)%	(0.64)%	(0.71)%

Portfolio turnover rate(c)	55%	93%	48%	45%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$35.76	$31.60	$26.35	$26.82	$30.01

Net investment income(a)	0.20	0.13	0.15	0.13	0.12

Net realized and unrealized gain (loss)	(0.17)	6.62	5.54	1.49	1.06

Total from investment operations	0.03	6.75	5.69	1.62	1.18

Distributions to shareholders from net investment income	(0.07)	(0.12)	(0.11)	(0.04)	—

Distributions to shareholders from net realized gains	(9.33)	(2.47)	(0.33)	(2.05)	(4.37)

Total distributions	(9.40)	(2.59)	(0.44)	(2.09)	(4.37)

Net asset value, end of year	$26.39	$35.76	$31.60	$26.35	$26.82

Total return(b)	4.14%	22.50%	21.96%	6.19%	3.75%

Net assets, end of year (in 000s)	$60,169	$77,293	$165,948	$141,442	$173,539

Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	0.83%	0.93%	1.11%	1.11%	1.09%

Ratio of net investment income to average net assets	0.74%	0.40%	0.54%	0.50%	0.44%

Portfolio turnover rate(c)	55%	93%	48%	45%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$31.33	$28.00	$23.40	$24.12	$27.53

Net investment income (loss)(a)	0.06	(0.01)	—	— (b)	(0.02)

Net realized and unrealized gain (loss)	(0.33)	5.81	4.93	1.33	0.98

Total from investment operations	(0.27)	5.80	4.93	1.33	0.96

Distributions to shareholders from net realized gains	(9.33)	(2.47)	(0.33)	(2.05)	(4.37)

Net asset value, end of year	$21.73	$31.33	$28.00	$23.40	$24.12

Total return(c)	3.57%	21.91%	21.36%	5.66%	3.23%

Net assets, end of year (in 000s)	$1,546	$1,802	$1,437	$1,561	$1,917

Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.33%	1.41%	1.61%	1.61%	1.60%

Ratio of net investment income (loss) to average net assets	0.25%	(0.04)%	0.02%	0.01%	(0.08)%

Portfolio turnover rate(d)	55%	93%	48%	45%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$32.94	$29.31	$24.48	$25.07	$28.36

Net investment income(a)	0.15	0.09	0.11	0.08	0.07

Net realized and unrealized gain (loss)	(0.28)	6.11	5.13	1.40	1.01

Total from investment operations	(0.13)	6.20	5.24	1.48	1.08

Distributions to shareholders from net investment income	(0.05)	(0.10)	(0.08)	(0.02)	—

Distributions to shareholders from net realized gains	(9.33)	(2.47)	(0.33)	(2.05)	(4.37)

Total distributions	(9.38)	(2.57)	(0.41)	(2.07)	(4.37)

Net asset value, end of year	$23.43	$32.94	$29.31	$24.48	$25.07

Total return(b)	3.96%	22.35%	21.77%	6.05%	3.59%

Net assets, end of year (in 000s)	$6,649	$9,259	$8,496	$4,297	$3,823

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	0.97%	1.06%	1.26%	1.26%	1.24%

Ratio of net investment income to average net assets	0.60%	0.31%	0.43%	0.35%	0.28%

Portfolio turnover rate(c)	55%	93%	48%	45%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Capital Growth Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$35.74	$33.39

Net investment income(b)	0.20	0.09

Net realized and unrealized gain (loss)	(0.18)	2.26

Total from investment operations	0.02	2.35

Distributions to shareholders from net investment income	(0.09)	—

Distributions to shareholders from net realized gains	(9.33)	—

Total distributions	(9.42)	—

Net asset value, end of period	$26.34	$35.74

Total return(c)	4.13%	7.04%

Net assets, end of period (in 000s)	$85,422	$104,131

Ratio of net expenses to average net assets	0.74%	0.74	%(d)

Ratio of total expenses to average net assets	0.82%	0.85	%(d)

Ratio of net investment income to average net assets	0.75%	0.72	%(d)

Portfolio turnover rate(e)	55%	93%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$31.26	$28.01	$23.44	$24.19	$27.64

Net investment income (loss)(a)	0.02	(0.06)	(0.03)	(0.03)	(0.06)

Net realized and unrealized gain (loss)	(0.32)	5.81	4.93	1.33	0.98

Total from investment operations	(0.30)	5.75	4.90	1.30	0.92

Distributions to shareholders from net investment income	—	(0.03)	—	—	—

Distributions to shareholders from net realized gains	(9.33)	(2.47)	(0.33)	(2.05)	(4.37)

Total distributions	(9.33)	(2.50)	(0.33)	(2.05)	(4.37)

Net asset value, end of year	$21.63	$31.26	$28.01	$23.44	$24.19

Total return(b)	3.47%	21.73%	21.19%	5.51%	3.05%

Net assets, end of year (in 000s)	$8,559	$8,887	$8,093	$3,450	$3,500

Ratio of net expenses to average net assets	1.39%	1.39%	1.40%	1.40%	1.40%

Ratio of total expenses to average net assets	1.47%	1.56%	1.77%	1.76%	1.74%

Ratio of net investment income (loss) to average net assets	0.11%	(0.20)%	(0.10)%	(0.15)%	(0.21)%

Portfolio turnover rate(c)	55%	93%	48%	45%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Capital Growth Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$35.75	$31.60	$26.34	$26.82	$28.86

Net investment income(b)	0.19	0.20	0.16	0.13	0.01

Net realized and unrealized gain (loss)	(0.17)	6.55	5.55	1.49	(2.05)

Total from investment operations	0.02	6.75	5.71	1.62	(2.04)

Distributions to shareholders from net investment income	(0.09)	(0.13)	(0.12)	(0.05)	—

Distributions to shareholders from net realized gains	(9.33)	(2.47)	(0.33)	(2.05)	—

Total distributions	(9.42)	(2.60)	(0.45)	(2.10)	—

Net asset value, end of period	$26.35	$35.75	$31.60	$26.34	$26.82

Total return(c)	4.12%	22.53%	21.99%	6.19%	(7.07)%

Net assets, end of period (in 000s)	$2,313	$60	$16	$10	$9

Ratio of net expenses to average net assets	0.74%	0.74%	0.75%	0.74%	0.76	%(d)

Ratio of total expenses to average net assets	0.83%	0.90%	1.10%	1.09%	1.11	%(d)

Ratio of net investment income to average net assets	0.75%	0.60%	0.56%	0.52%	0.54	%(d)

Portfolio turnover rate(e)	55%	93%	48%	45%	55%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data

Net asset value, beginning of year	$19.33	$17.62	$15.06		$16.06		$18.94

Net investment income (loss)(a)	(0.03)	(0.01)	0.02		—	(b)	—	(c)(d)

Net realized and unrealized gain	0.35	3.82	2.64		0.81		0.55

Total from investment operations	0.32	3.81	2.66		0.81		0.55

Distributions to shareholders from net investment income	—	— (d)	(0.03)		—		—

Distributions to shareholders from net realized gains	(2.10)	(2.10)	(0.07)		(1.81)		(3.43)

Total distributions	(2.10)	(2.10)	(0.10)		(1.81)		(3.43)

Net asset value, end of year	$17.55	$19.33	$17.62		$15.06		$16.06

Total return(e)	3.58%	23.68%	17.75%		5.10%		2.54%

Net assets, end of year (in 000s)	$6,735	$5,633	$5,462		$6,573		$7,350

Ratio of net expenses to average net assets	1.16%	1.17%	1.20%		1.22%		1.24%

Ratio of total expenses to average net assets	1.45%	1.51%	1.65%		1.63%		1.60%

Ratio of net investment income (loss) to average net assets	(0.18)%	(0.05)%	0.11%		0.03	%(b)	0.02	%(c)

Portfolio turnover rate(f)	40%	44%	54	%(g)	55%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data

Net asset value, beginning of year	$15.88	$14.93	$12.84		$14.05		$17.09

Net investment loss(a)	(0.13)	(0.12)	(0.08)		(0.09	)(b)	(0.11	)(c)

Net realized and unrealized gain	0.22	3.17	2.24		0.69		0.50

Total from investment operations	0.09	3.05	2.16		0.60		0.39

Distributions to shareholders from net realized gains	(2.10)	(2.10)	(0.07)		(1.81)		(3.43)

Net asset value, end of year	$13.87	$15.88	$14.93		$12.84		$14.05

Total return(d)	2.81%	22.74%	16.88%		4.27%		1.78%

Net assets, end of year (in 000s)	$823	$2,137	$2,210		$2,192		$3,604

Ratio of net expenses to average net assets	1.91%	1.92%	1.95%		1.98%		1.99%

Ratio of total expenses to average net assets	2.21%	2.26%	2.40%		2.38%		2.35%

Ratio of net investment loss to average net assets	(0.98)%	(0.80)%	(0.61)%		(0.71	)%(b)	(0.74	)%(c)

Portfolio turnover rate(e)	40%	44%	54	%(f)	55%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data

Net asset value, beginning of year	$20.61	$18.65	$15.94		$16.88		$19.71

Net investment income(a)	0.03	0.06	0.09		0.07	(b)	0.08	(c)

Net realized and unrealized gain	0.41	4.07	2.78		0.84		0.57

Total from investment operations	0.44	4.13	2.87		0.91		0.65

Distributions to shareholders from net investment income	(0.02)	(0.07)	(0.09)		(0.04)		(0.05)

Distributions to shareholders from net realized gains	(2.10)	(2.10)	(0.07)		(1.81)		(3.43)

Total distributions	(2.12)	(2.17)	(0.16)		(1.85)		(3.48)

Net asset value, end of year	$18.93	$20.61	$18.65		$15.94		$16.88

Total return(d)	3.98%	24.13%	18.22%		5.47%		2.97%

Net assets, end of year (in 000s)	$12,497	$15,286	$142,623		$134,818		$155,652

Ratio of net expenses to average net assets	0.80%	0.81%	0.82%		0.82%		0.84%

Ratio of total expenses to average net assets	1.07%	1.20%	1.26%		1.23%		1.20%

Ratio of net investment income to average net assets	0.17%	0.31%	0.51%		0.43	%(b)	0.42	%(c)

Portfolio turnover rate(e)	40%	44%	54	%(f)	55%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data

Net asset value, beginning of year	$19.66	$17.88	$15.28		$16.26		$19.10

Net investment income(a)	0.01	0.03	0.07		0.04	(b)	0.05	(c)

Net realized and unrealized gain	0.36	3.88	2.67		0.81		0.56

Total from investment operations	0.37	3.91	2.74		0.85		0.61

Distributions to shareholders from net investment income	(0.03)	(0.03)	(0.07)		(0.02)		(0.02)

Distributions to shareholders from net realized gains	(2.10)	(2.10)	(0.07)		(1.81)		(3.43)

Total distributions	(2.13)	(2.13)	(0.14)		(1.83)		(3.45)

Net asset value, end of year	$17.90	$19.66	$17.88		$15.28		$16.26

Total return(d)	3.83%	23.94%	18.14%		5.31%		2.84%

Net assets, end of year (in 000s)	$133	$463	$780		$452		$342

Ratio of net expenses to average net assets	0.91%	0.92%	0.95%		0.97%		0.99%

Ratio of total expenses to average net assets	1.22%	1.26%	1.41%		1.38%		1.35%

Ratio of net investment income to average net assets	0.03%	0.17%	0.45%		0.27	%(b)	0.29	%(c)

Portfolio turnover rate(e)	40%	44%	54	%(f)	55%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Concentrated Growth Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$20.60	$18.54

Net investment income(b)	0.03	0.02

Net realized and unrealized gain	0.40	2.04

Total from investment operations	0.43	2.06

Distributions to shareholders from net investment income	(0.05)	—

Distributions to shareholders from net realized gains	(2.10)	—

Total Distributions	(2.15)	—

Net asset value, end of period	$18.88	$20.60

Total return(c)	4.01%	11.11%

Net assets, end of period (in 000s)	$128,289	$143,078

Ratio of net expenses to average net assets	0.79%	0.79	%(d)

Ratio of total expenses to average net assets	1.06%	0.72	%(d)

Ratio of net investment income to average net assets	0.18%	0.32	%(d)

Portfolio turnover rate(e)	40%	44%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017		2016		2015
Per Share Data

Net asset value, beginning of year	$18.68	$17.13	$14.65		$15.71		$18.64

Net investment loss(a)	(0.07)	(0.05)	(0.02)		(0.04	)(b)	(0.05	)(c)

Net realized and unrealized gain	0.33	3.70	2.57		0.79		0.55

Total from investment operations	0.26	3.65	2.55		0.75		0.50

Distributions to shareholders from net realized gains	(2.10)	(2.10)	(0.07)		(1.81)		(3.43)

Net asset value, end of year	$16.84	$18.68	$17.13		$14.65		$15.71

Total return(d)	3.36%	23.37%	17.46%		4.81%		2.28%

Net assets, end of year (in 000s)	$36	$34	$25		$22		$27

Ratio of net expenses to average net assets	1.41%	1.42%	1.45%		1.48%		1.49%

Ratio of total expenses to average net assets	1.70%	1.75%	1.91%		1.89%		1.87%

Ratio of net investment loss to average net assets	(0.43)%	(0.29)%	(0.14)%		(0.25	)%(b)	(0.31	)%(c)

Portfolio turnover rate(e)	40%	44%	54	%(f)	55%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Concentrated Growth Fund
	Class R6 Shares
	Year Ended August 31,						Period Ended August 31, 2015(a)
	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of period	$20.60	$18.65	$15.95		$16.88		$18.04

Net investment income(b)	0.04	0.06	0.13		0.07	(c)	0.01	(d)

Net realized and unrealized gain (loss)	0.39	4.06	2.74		0.85		(1.17)

Total from investment operations	0.43	4.12	2.87		0.92		(1.16)

Distributions to shareholders from net investment income	(0.05)	(0.07)	(0.10)		(0.04)		—

Distributions to shareholders from net realized gains	(2.10)	(2.10)	(0.07)		(1.81)		—

Total distributions	(2.15)	(2.17)	(0.17)		(1.85)		—

Net asset value, end of period	$18.88	$20.60	$18.65		$15.95		$16.88

Total return(e)	4.00%	24.09%	18.17%		5.56%		(6.43)%

Net assets, end of period (in 000s)	$538	$99	$68		$10		$9

Ratio of net expenses to average net assets	0.79%	0.80%	0.82%		0.81%		0.77	%(f)

Ratio of total expenses to average net assets	1.04%	1.09%	1.32%		1.21%		1.48	%(f)

Ratio of net investment income to average net assets	0.22%	0.34%	0.74%		0.44	%(c)	0.46	%(d)(f)

Portfolio turnover rate(g)	40%	44%	54	%(h)	55%		47%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(d)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.66	$14.09	$11.74	$11.90	$13.21

Net investment income (loss)(a)	0.09	0.09	— (b)	(0.02)	(0.04	)(c)

Net realized and unrealized gain	0.15	2.17	2.36	0.59	0.63

Total from investment operations	0.24	2.26	2.36	0.57	0.59

Distributions to shareholders from net investment income	(0.10)	(0.01)	—	—	—

Distributions to shareholders from net realized gains	(0.87)	(3.68)	(0.01)	(0.73)	(1.90)

Total distributions	(0.97)	(3.69)	(0.01)	(0.73)	(1.90)

Net asset value, end of year	$11.93	$12.66	$14.09	$11.74	$11.90

Total return(d)	3.07%	18.82%	20.14%	4.93%	4.59%

Net assets, end of year (in 000s)	$5,383	$5,490	$5,627	$5,927	$7,048

Ratio of net expenses to average net assets	0.97%	0.95%	1.20%	1.22%	1.24%

Ratio of total expenses to average net assets	2.88%	2.47%	3.01%	3.07%	2.97%

Ratio of net investment income (loss) to average net assets	0.74%	0.73%	(0.01)%	(0.21)%	(0.30	)%(c)

Portfolio turnover rate(e)	50%	157%	47%	46%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class C Shares
	Year Ended August 31,
	2019		2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.00		$12.75	$10.71	$11.00	$12.43

Net investment income (loss)(a)	—	(b)	— (b)	(0.09)	(0.10)	(0.12	)(c)

Net realized and unrealized gain	0.13		1.93	2.14	0.54	0.59

Total from investment operations	0.13		1.93	2.05	0.44	0.47

Distributions to shareholders from net investment income	(0.03)		—	—	—	—

Distributions to shareholders from net realized gains	(0.87)		(3.68)	(0.01)	(0.73)	(1.90)

Total distributions	(0.90)		(3.68)	(0.01)	(0.73)	(1.90)

Net asset value, end of year	$10.23		$11.00	$12.75	$10.71	$11.00

Total return(d)	2.30%		18.00%	19.18%	4.12%	3.83%

Net assets, end of year (in 000s)	$1,288		$1,304	$1,512	$1,474	$1,802

Ratio of net expenses to average net assets	1.72%		1.70%	1.95%	1.97%	1.98%

Ratio of total expenses to average net assets	3.63%		3.20%	3.76%	3.82%	3.71%

Ratio of net investment income (loss) to average net assets	—	%(e)	(0.02)%	(0.75)%	(0.96)%	(1.04	)%(c)

Portfolio turnover rate(f)	50%		157%	47%	46%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	Amount is less than 0.005% per share.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.61	$14.88	$12.35	$12.44	$13.68

Net investment income(a)	0.13	0.14	0.05	0.02	0.01	(b)

Net realized and unrealized gain	0.19	2.33	2.49	0.62	0.65

Total from investment operations	0.32	2.47	2.54	0.64	0.66

Distributions to shareholders from net investment income	(0.12)	(0.06)	—	—	—

Distributions to shareholders from net realized gains	(0.87)	(3.68)	(0.01)	(0.73)	(1.90)

Total distributions	(0.99)	(3.74)	(0.01)	(0.73)	(1.90)

Net asset value, end of year	$12.94	$13.61	$14.88	$12.35	$12.44

Total return(c)	3.47%	19.29%	20.61%	5.29%	4.99%

Net assets, end of year (in 000s)	$587	$1,633	$11,111	$9,330	$8,586

Ratio of net expenses to average net assets	0.59%	0.59%	0.82%	0.82%	0.84%

Ratio of total expenses to average net assets	2.41%	2.01%	2.62%	2.68%	2.57%

Ratio of net investment income to average net assets	1.08%	1.04%	0.38%	0.20%	0.09	%(b)

Portfolio turnover rate(d)	50%	157%	47%	46%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.35	$14.63	$12.16	$12.27	$13.53

Net investment income(a)	0.12	0.12	0.05	— (b)	—	(b)(c)

Net realized and unrealized gain	0.18	2.28	2.43	0.62	0.64

Total from investment operations	0.30	2.40	2.48	0.62	0.64

Distributions to shareholders from net investment income	(0.13)	—	—	—	—

Distributions to shareholders from net realized gains	(0.87)	(3.68)	(0.01)	(0.73)	(1.90)

Total distributions	(1.00)	(3.68)	(0.01)	(0.73)	(1.90)

Net asset value, end of year	$12.65	$13.35	$14.63	$12.16	$12.27

Total return(d)	3.40%	19.08%	20.43%	5.20%	4.88%

Net assets, end of year (in 000s)	$70	$68	$379	$197	$253

Ratio of net expenses to average net assets	0.72%	0.70%	0.95%	0.97%	0.98%

Ratio of total expenses to average net assets	2.63%	2.08%	2.83%	2.76%	2.66%

Ratio of net investment income (loss) to average net assets	0.99%	0.88%	0.35%	0.03%	(0.03	)%(c)

Portfolio turnover rate(e)	50%	157%	47%	46%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Flexible Cap Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$13.61	$12.75

Net investment income(b)	0.14	0.09

Net realized and unrealized gain	0.19	0.77

Total from investment operations	0.33	0.86

Distributions to shareholders from net investment income	(0.15)	—

Distributions to shareholders from net realized gains	(0.87)	—

Total distributions	(1.02)	—

Net asset value, end of period	$12.92	$13.61

Total return(c)	3.56%	6.75%

Net assets, end of period (in 000s)	$11,110	$12,616

Ratio of net expenses to average net assets	0.58%	0.58	%(d)

Ratio of total expenses to average net assets	2.47%	3.14	%(d)

Ratio of net investment income to average net assets	1.13%	1.79	%(d)

Portfolio turnover rate(e)	50%	157%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.14	$13.67	$11.42	$11.63	$12.97

Net investment income (loss)(a)	0.05	0.06	(0.03)	(0.05)	(0.07	)(b)

Net realized and unrealized gain	0.16	2.09	2.29	0.57	0.63

Total from investment operations	0.21	2.15	2.26	0.52	0.56

Distributions to shareholders from net investment income	(0.08)	—	—	—	—

Distributions to shareholders from net realized gains	(0.87)	(3.68)	(0.01)	(0.73)	(1.90)

Total distributions	(0.95)	(3.68)	(0.01)	(0.73)	(1.90)

Net asset value, end of year	$11.40	$12.14	$13.67	$11.42	$11.63

Total return(c)	2.89%	18.50%	19.83%	4.61%	4.43%

Net assets, end of year (in 000s)	$39	$49	$39	$37	$33

Ratio of net expenses to average net assets	1.22%	1.20%	1.45%	1.47%	1.49%

Ratio of total expenses to average net assets	3.13%	2.74%	3.28%	3.33%	3.24%

Ratio of net investment income (loss) to average net assets	0.49%	0.48%	(0.23)%	(0.45)%	(0.55	)%(b)

Portfolio turnover rate(d)	50%	157%	47%	46%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Flexible Cap Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$13.61	$14.88	$12.35	$12.44	$13.38

Net investment income(b)	0.14	0.15	0.05	0.03	—	(c)(d)

Net realized and unrealized gain (loss)	0.18	2.32	2.49	0.61	(0.94)

Total from investment operations	0.32	2.47	2.54	0.64	(0.94)

Distributions to shareholders from net investment income	(0.15)	(0.06)	—	—	—

Distributions to shareholders from net realized gains	(0.87)	(3.68)	(0.01)	(0.73)	—

Total distributions	(1.02)	(3.74)	(0.01)	(0.73)	—

Net asset value, end of period	$12.91	$13.61	$14.88	$12.35	$12.44

Total return(e)	3.47%	19.27%	20.61%	5.29%	(7.03)%

Net assets, end of period (in 000s)	$202	$14	$12	$10	$9

Ratio of net expenses to average net assets	0.59%	0.58%	0.82%	0.81%	0.84	%(f)

Ratio of total expenses to average net assets	2.59%	2.09%	2.61%	2.66%	4.34	%(f)

Ratio of net investment income to average net assets	1.17%	1.11%	0.39%	0.22%	0.24	%(f)(d)

Portfolio turnover rate(g)	50%	157%	47%	46%	41%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$23.42	$23.97	$21.70	$23.84		$30.22

Net investment loss(a)	(0.09)	(0.14)	(0.12)	(0.10	)(b)	(0.17	)(c)

Net realized and unrealized gain (loss)	0.69	4.20	2.94	0.77		(0.05)

Total from investment operations	0.60	4.06	2.82	0.67		(0.22)

Distributions to shareholders from net realized gains	(5.88)	(4.61)	(0.55)	(2.81)		(6.16)

Net asset value, end of year	$18.14	$23.42	$23.97	$21.70		$23.84

Total return(d)	8.00%	19.37%	13.40%	3.39%		(1.47)%

Net assets, end of year (in 000s)	$331,433	$421,605	$486,115	$631,053		$946,463

Ratio of net expenses to average net assets	1.27%	1.30%	1.30%	1.32%		1.35%

Ratio of total expenses to average net assets	1.39%	1.40%	1.43%	1.42%		1.40%

Ratio of net investment loss to average net assets	(0.51)%	(0.60)%	(0.56)%	(0.47	)%(b)	(0.65	)%(c)

Portfolio turnover rate(e)	69%	60%	61%	55%		51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$16.11	$17.95	$16.52	$18.95		$25.42

Net investment loss(a)	(0.13)	(0.22)	(0.22)	(0.20	)(b)	(0.30	)(c)

Net realized and unrealized gain (loss)	0.06	2.99	2.20	0.58		(0.01)

Total from investment operations	(0.07)	2.77	1.98	0.38		(0.31)

Distributions to shareholders from net realized gains	(5.88)	(4.61)	(0.55)	(2.81)		(6.16)

Net asset value, end of year	$10.16	$16.11	$17.95	$16.52		$18.95

Total return(d)	7.24%	18.52%	12.49%	2.66%		(2.23)%

Net assets, end of year (in 000s)	$40,072	$77,990	$91,086	$128,788		$168,461

Ratio of net expenses to average net assets	2.02%	2.05%	2.05%	2.07%		2.10%

Ratio of total expenses to average net assets	2.14%	2.15%	2.18%	2.17%		2.15%

Ratio of net investment loss to average net assets	(1.25)%	(1.35)%	(1.32)%	(1.23	)%(b)	(1.40	)%(c)

Portfolio turnover rate(e)	69%	60%	61%	55%		51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$27.78	$27.54	$24.76	$26.71		$33.02

Net investment loss(a)	(0.04)	(0.07)	(0.05)	(0.03	)(b)	(0.07	)(c)

Net realized and unrealized gain (loss)	1.07	4.92	3.38	0.89		(0.08)

Total from investment operations	1.03	4.85	3.33	0.86		(0.15)

Distributions to shareholders from net realized gains	(5.88)	(4.61)	(0.55)	(2.81)		(6.16)

Net asset value, end of year	$22.93	$27.78	$27.54	$24.76		$26.71

Total return(d)	8.34%	19.78%	13.81%	3.76%		(1.08)%

Net assets, end of year (in 000s)	$491,659	$1,178,239	$1,670,808	$2,160,714		$3,171,058

Ratio of net expenses to average net assets	0.93%	0.96%	0.95%	0.95%		0.95%

Ratio of total expenses to average net assets	1.00%	1.01%	1.03%	1.02%		1.00%

Ratio of net investment loss to average net assets	(0.17)%	(0.26)%	(0.21)%	(0.11	)%(b)	(0.24	)%(c)

Portfolio turnover rate(e)	69%	60%	61%	55%		51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$22.29	$23.05	$20.92	$23.11		$29.51

Net investment loss(a)	(0.11)	(0.17)	(0.15)	(0.13	)(b)	(0.19	)(c)

Net realized and unrealized gain (loss)	0.59	4.02	2.83	0.75		(0.05)

Total from investment operations	0.48	3.85	2.68	0.62		(0.24)

Distributions to shareholders from net realized gains	(5.88)	(4.61)	(0.55)	(2.81)		(6.16)

Net asset value, end of year	$16.89	$22.29	$23.05	$20.92		$23.11

Total return(d)	7.82%	19.21%	13.22%	3.27%		(1.59)%

Net assets, end of year (in 000s)	$27,094	$34,211	$33,159	$37,432		$49,105

Ratio of net expenses to average net assets	1.43%	1.46%	1.45%	1.45%		1.45%

Ratio of total expenses to average net assets	1.51%	1.51%	1.53%	1.52%		1.50%

Ratio of net investment loss to average net assets	(0.67)%	(0.76)%	(0.71)%	(0.61	)%(b)	(0.75	)%(c)

Portfolio turnover rate(e)	69%	60%	61%	55%		51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$24.59	$24.90	$22.46	$24.52		$30.85

Net investment loss(a)	(0.05)	(0.08)	(0.07)	(0.05	)(b)	(0.11	)(c)

Net realized and unrealized gain (loss)	0.81	4.38	3.06	0.80		(0.06)

Total from investment operations	0.76	4.30	2.99	0.75		(0.17)

Distributions to shareholders from net realized gains	(5.88)	(4.61)	(0.55)	(2.81)		(6.16)

Net asset value, end of year	$19.47	$24.59	$24.90	$22.46		$24.52

Total return(d)	8.33%	19.64%	13.71%	3.64%		(1.25)%

Net assets, end of year (in 000s)	$77,012	$93,889	$132,003	$135,930		$171,980

Ratio of net expenses to average net assets	1.01%	1.05%	1.05%	1.07%		1.10%

Ratio of total expenses to average net assets	1.15%	1.15%	1.18%	1.17%		1.15%

Ratio of net investment loss to average net assets	(0.25)%	(0.35)%	(0.31)%	(0.23	)%(b)	(0.41	)%(c)

Portfolio turnover rate(e)	69%	60%	61%	55%		51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$27.80	$26.35

Net investment loss(b)	(0.04)	(0.04)

Net realized and unrealized gain	1.08	1.49

Total from investment operations	1.04	1.45

Distributions to shareholders from net realized gains	(5.88)	—

Net asset value, end of period	$22.96	$27.80

Total return(c)	8.38%	5.50%

Net assets, end of period (in 000s)	$69,893	$94,974

Ratio of net expenses to average net assets	0.92%	0.95	%(d)

Ratio of total expenses to average net assets	1.00%	1.00	%(d)

Ratio of net investment loss to average net assets	(0.16)%	(0.36	)%(d)

Portfolio turnover rate(e)	69%	60%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$22.33	$23.11	$20.99	$23.21		$29.65

Net investment loss(a)	(0.13)	(0.19)	(0.17)	(0.15	)(b)	(0.23	)(c)

Net realized and unrealized gain (loss)	0.60	4.02	2.84	0.74		(0.05)

Total from investment operations	0.47	3.83	2.67	0.59		(0.28)

Distributions to shareholders from net realized gains	(5.88)	(4.61)	(0.55)	(2.81)		(6.16)

Net asset value, end of year	$16.92	$22.33	$23.11	$20.99		$23.21

Total return(d)	7.75%	19.06%	13.13%	3.12%		(1.74)%

Net assets, end of year (in 000s)	$45,005	$54,359	$59,225	$63,105		$77,673

Ratio of net expenses to average net assets	1.51%	1.55%	1.55%	1.57%		1.60%

Ratio of total expenses to average net assets	1.64%	1.65%	1.68%	1.67%		1.65%

Ratio of net investment loss to average net assets	(0.76)%	(0.85)%	(0.81)%	(0.73	)%(b)	(0.90	)%(c)

Portfolio turnover rate(e)	69%	60%	61%	55%		51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Class R6 Shares
	Year Ended August 31,					Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$27.80	$27.55	$24.77	$26.71		$28.49

Net investment loss(b)	(0.04)	(0.07)	(0.04)	(0.04	)(c)	(0.01	)(d)

Net realized and unrealized gain (loss)	1.07	4.93	3.37	0.91		(1.77)

Total from investment operations	1.03	4.86	3.33	0.87		(1.78)

Distributions to shareholders from net realized gains	(5.88)	(4.61)	(0.55)	(2.81)		—

Net asset value, end of period	$22.95	$27.80	$27.55	$24.77		$26.71

Total return(e)	8.35%	19.80%	13.80%	3.81%		(6.25)%

Net assets, end of period (in 000s)	$181,988	$231,077	$118,634	$44,865		$9

Ratio of net expenses to average net assets	0.92%	0.95%	0.93%	0.93%		0.97	%(f)

Ratio of total expenses to average net assets	1.00%	0.99%	1.01%	1.01%		1.02	%(f)

Ratio of net investment loss to average net assets	(0.16)%	(0.25)%	(0.18)%	(0.19	)%(c)	(0.32	)%(f)(d)

Portfolio turnover rate(g)	69%	60%	61%	55%		51%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2019		2018		2017		2016		2015
Per Share Data

Net asset value, beginning of year	$23.94		$21.81		$19.85		$20.72		$20.90

Net investment loss(a)	(0.12	)(b)	(0.14	)(c)	(0.12	)(d)	(0.14	)(e)	(0.18	)(f)

Net realized and unrealized gain (loss)	0.36		5.15		2.77		—		1.71

Total from investment operations	0.24		5.01		2.65		(0.14)		1.53

Distributions to shareholders from net realized gains	(3.65)		(2.88)		(0.69)		(0.73)		(1.71)

Net asset value, end of year	$20.53		$23.94		$21.81		$19.85		$20.72

Total return(g)	4.33%		25.22%		13.78%		(0.56)%		7.67%

Net assets, end of year (in 000s)	$295,072		$346,289		$351,253		$736,221		$906,362

Ratio of net expenses to average net assets	1.26%		1.28%		1.29%		1.31%		1.33%

Ratio of total expenses to average net assets	1.32%		1.35%		1.46%		1.45%		1.45%

Ratio of net investment loss to average net assets	(0.59	)%(b)	(0.64	)%(c)	(0.62	)%(d)	(0.73	)%(e)	(0.85	)%(f)

Portfolio turnover rate(h)	76%		59%		60%		67%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2019		2018		2017		2016		2015
Per Share Data

Net asset value, beginning of year	$20.60		$19.27		$17.75		$18.74		$19.20

Net investment loss(a)	(0.22	)(b)	(0.27	)(c)	(0.24	)(d)	(0.25	)(e)	(0.31	)(f)

Net realized and unrealized gain (loss)	0.17		4.48		2.45		(0.01)		1.56

Total from investment operations	(0.05)		4.21		2.21		(0.26)		1.25

Distributions to shareholders from net realized gains	(3.65)		(2.88)		(0.69)		(0.73)		(1.71)

Net asset value, end of year	$16.90		$20.60		$19.27		$17.75		$18.74

Total return(g)	3.50%		24.30%		12.98%		(1.34)%		6.84%

Net assets, end of year (in 000s)	$166,172		$232,881		$217,385		$265,282		$268,384

Ratio of net expenses to average net assets	2.01%		2.03%		2.04%		2.06%		2.08%

Ratio of total expenses to average net assets	2.07%		2.10%		2.21%		2.20%		2.20%

Ratio of net investment loss to average net assets	(1.35	)%(b)	(1.38	)%(c)	(1.36	)%(d)	(1.48	)%(e)	(1.60	)%(f)

Portfolio turnover rate(h)	76%		59%		60%		67%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2019		2018		2017		2016		2015
Per Share Data

Net asset value, beginning of year	$25.63		$23.08		$20.89		$21.69		$21.71

Net investment loss(a)	(0.06	)(b)	(0.07	)(c)	(0.05	)(d)	(0.07	)(e)	(0.10	)(f)

Net realized and unrealized gain	0.44		5.50		2.93		—		1.79

Total from investment operations	0.38		5.43		2.88		(0.07)		1.69

Distributions to shareholders from net realized gains	(3.65)		(2.88)		(0.69)		(0.73)		(1.71)

Net asset value, end of year	$22.36		$25.63		$23.08		$20.89		$21.69

Total return(g)	4.62%		25.69%		14.21%		(0.21)%		8.15%

Net assets, end of year (in 000s)	$853,375		$1,067,540		$1,149,459		$1,235,282		$1,355,322

Ratio of net expenses to average net assets	0.93%		0.92%		0.92%		0.93%		0.93%

Ratio of total expenses to average net assets	0.93%		0.96%		1.06%		1.05%		1.05%

Ratio of net investment loss to average net assets	(0.26	)%(b)	(0.27	)%(c)	(0.24	)%(d)	(0.35	)%(e)	(0.45	)%(f)

Portfolio turnover rate(h)	76%		59%		60%		67%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2019		2018		2017		2016		2015
Per Share Data

Net asset value, beginning of year	$23.32		$21.33		$19.46		$20.35		$20.58

Net investment loss(a)	(0.15	)(b)	(0.17	)(c)	(0.14	)(d)	(0.16	)(e)	(0.20	)(f)

Net realized and unrealized gain	0.32		5.04		2.70		—		1.68

Total from investment operations	0.17		4.87		2.56		(0.16)		1.48

Distributions to shareholders from net realized gains	(3.65)		(2.88)		(0.69)		(0.73)		(1.71)

Net asset value, end of year	$19.84		$23.32		$21.33		$19.46		$20.35

Total return(g)	4.13%		25.12%		13.59%		(0.67)%		7.54%

Net assets, end of year (in 000s)	$18,395		$18,210		$16,520		$13,956		$12,695

Ratio of net expenses to average net assets	1.43%		1.42%		1.42%		1.43%		1.42%

Ratio of total expenses to average net assets	1.44%		1.46%		1.56%		1.55%		1.55%

Ratio of net investment loss to average net assets	(0.75	)%(b)	(0.77	)%(c)	(0.73	)%(d)	(0.85	)%(e)	(0.95	)%(f)

Portfolio turnover rate(h)	76%		59%		60%		67%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2019		2018		2017		2016		2015
Per Share Data

Net asset value, beginning of year	$24.85		$22.48		$20.39		$21.21		$21.30

Net investment loss(a)	(0.07	)(b)	(0.09	)(c)	(0.08	)(d)	(0.09	)(e)	(0.13	)(f)

Net realized and unrealized gain	0.40		5.34		2.86		—		1.75

Total from investment operations	0.33		5.25		2.78		(0.09)		1.62

Distributions to shareholders from net realized gains	(3.65)		(2.88)		(0.69)		(0.73)		(1.71)

Net asset value, end of year	$21.53		$24.85		$22.48		$20.39		$21.21

Total return(g)	4.57%		25.57%		14.06%		(0.31)%		7.97%

Net assets, end of year (in 000s)	$409,019		$529,670		$437,309		$313,812		$221,058

Ratio of net expenses to average net assets	1.01%		1.03%		1.04%		1.06%		1.08%

Ratio of total expenses to average net assets	1.07%		1.10%		1.21%		1.20%		1.20%

Ratio of net investment loss to average net assets	(0.34	)%(b)	(0.38	)%(c)	(0.36	)%(d)	(0.48	)%(e)	(0.60	)%(f)

Portfolio turnover rate(h)	76%		59%		60%		67%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Growth Fund
	Class P Shares
	Year Ended August 31, 2019		Period ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$25.64		$23.61

Net investment loss(b)	(0.05	)(c)	(0.03	)(d)

Net realized and unrealized gain	0.44		2.06

Total from investment operations	0.39		2.03

Distributions to shareholders from net realized gains	(3.65)		—

Net asset value, end of period	$22.38		$25.64

Total return(e)	4.67%		8.60%

Net assets, end of period (in 000s)	$188,657		$245,612

Ratio of net expenses to average net assets	0.92%		0.90	%(f)

Ratio of total expenses to average net assets	0.92%		0.91	%(f)

Ratio of net investment loss to average net assets	(0.25	)%(c)	(0.36	)%(d)(f)

Portfolio turnover rate(g)	76%		59%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2019		2018		2017		2016		2015
Per Share Data

Net asset value, beginning of year	$23.08		$21.17		$19.34		$20.26		$20.51

Net investment loss(a)	(0.16	)(b)	(0.19	)(c)	(0.17	)(d)	(0.18	)(e)	(0.23	)(f)

Net realized and unrealized gain (loss)	0.31		4.98		2.69		(0.01)		1.69

Total from investment operations	0.15		4.79		2.52		(0.19)		1.46

Distributions to shareholders from net realized gains	(3.65)		(2.88)		(0.69)		(0.73)		(1.71)

Net asset value, end of year	$19.58		$23.08		$21.17		$19.34		$20.26

Total return(g)	4.07%		24.92%		13.47%		(0.83)%		7.46%

Net assets, end of year (in 000s)	$15,856		$24,215		$26,918		$34,493		$34,697

Ratio of net expenses to average net assets	1.51%		1.53%		1.54%		1.56%		1.58%

Ratio of total expenses to average net assets	1.57%		1.61%		1.71%		1.70%		1.70%

Ratio of net investment loss to average net assets	(0.85	)%(b)	(0.90	)%(c)	(0.86	)%(d)	(0.98	)%(e)	(1.10	)%(f)

Portfolio turnover rate(h)	76%		59%		60%		67%		47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,								Period Ending August 31, 2015(a)
	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of period	$25.64		$23.09		$20.89		$21.69		$23.47

Net investment loss(b)	(0.05	)(c)	(0.06	)(d)	(0.04	)(e)	(0.06	)(f)	(0.01	)(g)

Net realized and unrealized gain (loss)	0.44		5.49		2.93		(0.01)		(1.77)

Total from investment operations	0.39		5.43		2.89		(0.07)		(1.78)

Distributions to shareholders from net realized gains	(3.65)		(2.88)		(0.69)		(0.73)		—

Net asset value, end of period	$22.38		$25.64		$23.09		$20.89		$21.69

Total return(h)	4.67%		25.68%		14.26%		(0.21)%		(7.58)%

Net assets, end of period (in 000s)	$54,916		$39,263		$22,660		$9,785		$9

Ratio of net expenses to average net assets	0.92%		0.91%		0.90%		0.92%		0.92	%(i)

Ratio of total expenses to average net assets	0.93%		0.95%		1.04%		1.04%		1.05	%(i)

Ratio of net investment loss to average net assets	(0.23	)%(c)	(0.25	)%(d)	(0.18	)%(e)	(0.28	)%(f)	(0.34	)%(g)(i)

Portfolio turnover rate(j)	76%		59%		60%		67%		47%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(h)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(i)	Annualized.
(j)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.83	$13.79	$11.91	$11.86	$13.50

Net investment income (loss)(a)	(0.01)	(0.02)	0.02	0.02	0.02	(b)

Net realized and unrealized gain (loss)	(0.30)	3.03	2.26	0.74	0.42

Total from investment operations	(0.31)	3.01	2.28	0.76	0.44

Distributions to shareholders from net investment income	—	—	(0.04)	(0.02)	—

Distributions to shareholders from net realized gains	(4.27)	(2.97)	(0.36)	(0.69)	(2.08)

Total distributions	(4.27)	(2.97)	(0.40)	(0.71)	(2.08)

Net asset value, end of year	$9.25	$13.83	$13.79	$11.91	$11.86

Total return(c)	2.86%	25.59%	19.79%	6.48%	3.09%

Net assets, end of year (in 000s)	$28,311	$30,174	$46,114	$46,093	$45,046

Ratio of net expenses to average net assets	1.14%	1.14%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.40%	1.39%	1.55%	1.54%	1.52%

Ratio of net investment income (loss) to average net assets	(0.07)%	(0.15)%	0.15%	0.19%	0.13	%(b)

Portfolio turnover rate(d)	28%	40%	54%	56%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.81	$11.46	$10.00	$10.12	$11.90

Net investment loss(a)	(0.06)	(0.09)	(0.06)	(0.05)	(0.07	)(b)

Net realized and unrealized gain (loss)	(0.39)	2.41	1.88	0.62	0.37

Total from investment operations	(0.45)	2.32	1.82	0.57	0.30

Distributions to shareholders from net realized gains	(4.27)	(2.97)	(0.36)	(0.69)	(2.08)

Total distributions	(4.27)	(2.97)	(0.36)	(0.69)	(2.08)

Net asset value, end of year	$6.09	$10.81	$11.46	$10.00	$10.12

Total return(c)	2.07%	24.61%	18.89%	5.70%	2.23%

Net assets, end of year (in 000s)	$4,142	$9,081	$9,326	$11,103	$11,175

Ratio of net expenses to average net assets	1.89%	1.89%	1.90%	1.90%	1.90%

Ratio of total expenses to average net assets	2.14%	2.13%	2.30%	2.29%	2.27%

Ratio of net investment loss to average net assets	(0.83)%	(0.85)%	(0.60)%	(0.56)%	(0.63	)%(b)

Portfolio turnover rate(d)	28%	40%	54%	56%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.92	$14.67	$12.64	$12.53	$14.15

Net investment income(a)	0.03	0.04	0.07	0.07	0.07	(b)

Net realized and unrealized gain (loss)	(0.26)	3.25	2.40	0.78	0.43

Total from investment operations	(0.23)	3.29	2.47	0.85	0.50

Distributions to shareholders from net investment income	(0.03)	(0.07)	(0.08)	(0.05)	(0.04)

Distributions to shareholders from net realized gains	(4.27)	(2.97)	(0.36)	(0.69)	(2.08)

Total distributions	(4.30)	(3.04)	(0.44)	(0.74)	(2.12)

Net asset value, end of year	$10.39	$14.92	$14.67	$12.64	$12.53

Total return(c)	3.31%	26.11%	20.29%	6.89%	3.43%

Net assets, end of year (in 000s)	$52,461	$75,470	$211,311	$294,952	$326,619

Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	1.00%	0.99%	1.14%	1.14%	1.12%

Ratio of net investment income to average net assets	0.32%	0.31%	0.51%	0.59%	0.52	%(b)

Portfolio turnover rate(d)	28%	40%	54%	56%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.67	$13.70	$11.85	$11.81	$13.47

Net investment income (loss)(a)	(0.01)	(0.03)	0.01	0.01	—	(b)(c)

Net realized and unrealized gain (loss)	(0.31)	3.00	2.24	0.73	0.42

Total from investment operations	(0.32)	2.97	2.25	0.74	0.42

Distributions to shareholders from net investment income	—	(0.03)	(0.04)	(0.01)	—

Distributions to shareholders from net realized gains	(4.27)	(2.97)	(0.36)	(0.69)	(2.08)

Total distributions	(4.27)	(3.00)	(0.40)	(0.70)	(2.08)

Net asset value, end of year	$9.08	$13.67	$13.70	$11.85	$11.81

Total return(d)	2.79%	25.48%	19.66%	6.40%	2.93%

Net assets, end of year (in 000s)	$622	$597	$478	$272	$254

Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.53%	1.48%	1.65%	1.64%	1.62%

Ratio of net investment income (loss) to average net assets	(0.14)%	(0.21)%	0.09%	0.11%	(0.01	)%(b)

Portfolio turnover rate(e)	28%	40%	54%	56%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.89	$14.66	$12.63	$12.53	$14.14

Net investment income(a)	0.02	0.02	0.06	0.05	0.05	(b)

Net realized and unrealized gain (loss)	(0.27)	3.24	2.40	0.78	0.44

Total from investment operations	(0.25)	3.26	2.46	0.83	0.49

Distributions to shareholders from net investment income	(0.03)	(0.06)	(0.07)	(0.04)	(0.02)

Distributions to shareholders from net realized gains	(4.27)	(2.97)	(0.36)	(0.69)	(2.08)

Total distributions	(4.30)	(3.03)	(0.43)	(0.73)	(2.10)

Net asset value, end of year	$10.34	$14.89	$14.66	$12.63	$12.53

Total return(c)	3.14%	25.90%	20.15%	6.69%	3.34%

Net assets, end of year (in 000s)	$1,533	$2,578	$2,264	$829	$817

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.14%	1.12%	1.30%	1.29%	1.27%

Ratio of net investment income to average net assets	0.16%	0.15%	0.48%	0.44%	0.37	%(b)

Portfolio turnover rate(d)	28%	40%	54%	56%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 2018(a)
Per Share Data

Net asset value, beginning of period	$14.90	$13.53

Net investment income(b)	0.04	0.01

Net realized and unrealized gain (loss)	(0.28)	1.36

Total from investment operations	(0.24)	1.37

Distributions to shareholders from net investment income	(0.04)	—

Distributions to shareholders from net realized gains	(4.27)	—

Total distributions	(4.31)	—

Net asset value, end of period	$10.35	$14.90

Total return(c)	3.26%	10.13%

Net assets, end of period (in 000s)	$73,132	$104,590

Ratio of net expenses to average net assets	0.74%	0.74	%(d)

Ratio of total expenses to average net assets	0.99%	0.96	%(d)

Ratio of net investment income to average net assets	0.32%	0.22	%(d)

Portfolio turnover rate(e)	28%	40%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.49	$13.56	$11.75	$11.74	$13.42

Net investment loss(a)	(0.03)	(0.04)	(0.01)	(0.01)	(0.01	)(b)

Net realized and unrealized gain (loss)	(0.31)	2.96	2.23	0.73	0.41

Total from investment operations	(0.34)	2.92	2.22	0.72	0.40

Distributions to shareholders from net investment income	—	(0.02)	(0.05)	(0.02)	—

Distributions to shareholders from net realized gains	(4.27)	(2.97)	(0.36)	(0.69)	(2.08)

Total distributions	(4.27)	(2.99)	(0.41)	(0.71)	(2.08)

Net asset value, end of year	$8.88	$13.49	$13.56	$11.75	$11.74

Total return(c)	2.67%	25.29%	19.56%	6.18%	2.78%

Net assets, end of year (in 000s)	$292	$255	$169	$81	$77

Ratio of net expenses to average net assets	1.39%	1.39%	1.40%	1.40%	1.40%

Ratio of total expenses to average net assets	1.65%	1.62%	1.80%	1.79%	1.76%

Ratio of net investment loss to average net assets	(0.31)%	(0.34)%	(0.07)%	(0.05)%	(0.07	)%(b)

Portfolio turnover rate(d)	28%	40%	54%	56%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$14.91	$14.66	$12.63	$12.53	$13.36

Net investment income(b)	0.04	0.04	0.08	0.07	0.01	(c)

Net realized and unrealized gain (loss)	(0.27)	3.25	2.40	0.77	(0.84)

Total from investment operations	(0.23)	3.29	2.48	0.84	(0.83)

Distributions to shareholders from net investment income	(0.04)	(0.07)	(0.09)	(0.05)	—

Distributions to shareholders from net realized gains	(4.27)	(2.97)	(0.36)	(0.69)	—

Total distributions	(4.31)	(3.04)	(0.45)	(0.74)	—

Net asset value, end of period	$10.37	$14.91	$14.66	$12.63	$12.53

Total return(d)	3.33%	26.15%	20.33%	6.83%	(6.21)%

Net assets, end of period (in 000s)	$477	$15	$12	$10	$9

Ratio of net expenses to average net assets	0.74%	0.74%	0.75%	0.76%	0.73	%(e)

Ratio of total expenses to average net assets	1.03%	0.97%	1.14%	1.15%	1.06	%(e)

Ratio of net investment income to average net assets	0.40%	0.30%	0.57%	0.59%	0.68	%(c)(e)

Portfolio turnover rate(f)	28%	40%	54%	56%	52%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$27.91	$23.04	$18.73	$17.93		$18.97

Net investment loss(a)	(0.12)	(0.16)	(0.15)	(0.12	)(b)	(0.14	)(c)

Net realized and unrealized gain (loss)	0.44	6.79	5.37	2.50		0.57

Total from investment operations	0.32	6.63	5.22	2.38		0.43

Distributions to shareholders from net realized gains	(5.06)	(1.76)	(0.91)	(1.58)		(1.47)

Net asset value, end of year	$23.17	$27.91	$23.04	$18.73		$17.93

Total return(d)	4.73%	30.46%	29.17%	13.71%		2.31%

Net assets, end of year (in 000s)	$305,666	$312,289	$268,746	$233,097		$250,087

Ratio of net expenses to average net assets	1.34%	1.38%	1.42%	1.47%		1.48%

Ratio of total expenses to average net assets	1.48%	1.48%	1.53%	1.55%		1.54%

Ratio of net investment loss to average net assets	(0.53)%	(0.65)%	(0.74)%	(0.68	)%(b)	(0.74	)%(c)

Portfolio turnover rate(e)	27%	46%	19%	22%		41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$23.05	$19.45	$16.07	$15.70		$16.91

Net investment loss(a)	(0.24)	(0.29)	(0.25)	(0.22	)(b)	(0.24	)(c)

Net realized and unrealized gain	0.19	5.65	4.54	2.17		0.50

Total from investment operations	(0.05)	5.36	4.29	1.95		0.26

Distributions to shareholders from net realized gains	(5.06)	(1.76)	(0.91)	(1.58)		(1.47)

Net asset value, end of year	$17.94	$23.05	$19.45	$16.07		$15.70

Total return(d)	3.97%	29.49%	28.18%	12.87%		1.53%

Net assets, end of year (in 000s)	$24,948	$57,207	$50,779	$52,843		$53,556

Ratio of net expenses to average net assets	2.10%	2.13%	2.17%	2.22%		2.23%

Ratio of total expenses to average net assets	2.23%	2.23%	2.28%	2.30%		2.29%

Ratio of net investment loss to average net assets	(1.31)%	(1.40)%	(1.49)%	(1.43	)%(b)	(1.49	)%(c)

Portfolio turnover rate(e)	27%	46%	19%	22%		41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$30.78	$25.15	$20.29	$19.22		$20.16

Net investment loss(a)	(0.04)	(0.07)	(0.07)	(0.05	)(b)	(0.07	)(c)

Net realized and unrealized gain	0.60	7.46	5.84	2.70		0.60

Total from investment operations	0.56	7.39	5.77	2.65		0.53

Distributions to shareholders from net realized gains	(5.06)	(1.76)	(0.91)	(1.58)		(1.47)

Net asset value, end of year	$26.28	$30.78	$25.15	$20.29		$19.22

Total return(d)	5.12%	30.95%	29.66%	14.22%		2.68%

Net assets, end of year (in 000s)	$74,728	$87,522	$85,095	$83,746		$92,483

Ratio of net expenses to average net assets	0.98%	0.99%	1.02%	1.07%		1.08%

Ratio of total expenses to average net assets	1.09%	1.09%	1.13%	1.15%		1.14%

Ratio of net investment loss to average net assets	(0.17)%	(0.26)%	(0.34)%	(0.27	)%(b)	(0.33	)%(c)

Portfolio turnover rate(e)	27%	46%	19%	22%		41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$27.35	$22.64	$18.44	$17.69		$18.76

Net investment loss(a)	(0.15)	(0.18)	(0.16)	(0.14	)(b)	(0.15	)(c)

Net realized and unrealized gain	0.42	6.65	5.27	2.47		0.55

Total from investment operations	0.27	6.47	5.11	2.33		0.40

Distributions to shareholders from net realized gains	(5.06)	(1.76)	(0.91)	(1.58)		(1.47)

Net asset value, end of year	$22.56	$27.35	$22.64	$18.44		$17.69

Total return(d)	4.62%	30.28%	29.03%	13.61%		2.17%

Net assets, end of year (in 000s)	$29,084	$33,109	$18,919	$11,186		$10,329

Ratio of net expenses to average net assets	1.48%	1.49%	1.51%	1.57%		1.58%

Ratio of total expenses to average net assets	1.59%	1.59%	1.63%	1.65%		1.64%

Ratio of net investment loss to average net assets	(0.67)%	(0.75)%	(0.83)%	(0.79	)%(b)	(0.84	)%(c)

Portfolio turnover rate(e)	27%	46%	19%	22%		41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$30.33	$24.84	$20.08	$19.07		$20.04

Net investment loss(a)	(0.07)	(0.11)	(0.10)	(0.08	)(b)	(0.10	)(c)

Net realized and unrealized gain	0.58	7.36	5.77	2.67		0.60

Total from investment operations	0.51	7.25	5.67	2.59		0.50

Distributions to shareholders from net realized gains	(5.06)	(1.76)	(0.91)	(1.58)		(1.47)

Net asset value, end of year	$25.78	$30.33	$24.84	$20.08		$19.07

Total return(d)	5.01%	30.76%	29.46%	14.00%		2.54%

Net assets, end of year (in 000s)	$19,207	$22,520	$23,317	$6,741		$6,103

Ratio of net expenses to average net assets	1.09%	1.13%	1.16%	1.22%		1.23%

Ratio of total expenses to average net assets	1.23%	1.23%	1.28%	1.30%		1.29%

Ratio of net investment loss to average net assets	(0.29)%	(0.40)%	(0.46)%	(0.43	)%(b)	(0.52	)%(c)

Portfolio turnover rate(e)	27%	46%	19%	22%		41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$30.79	$27.83

Net investment income (loss)(b)	(0.04)	0.01

Net realized and unrealized gain	0.60	2.95

Total from investment operations	0.56	2.96

Distributions to shareholders from net realized gains	(5.06)	—

Net asset value, end of period	$26.29	$30.79

Total return(c)	5.11%	10.64%

Net assets, end of period (in 000s)	$24,396	$24,951

Ratio of net expenses to average net assets	0.97%	0.97	%(d)

Ratio of total expenses to average net assets	1.08%	1.14	%(d)

Ratio of net investment income (loss) to average net assets	(0.16)%	0.08	%(d)

Portfolio turnover rate(e)	27%	46%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class R6 Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$30.78	$25.08

Net investment income (loss)(b)	(0.02)	(0.04)

Net realized and unrealized gain	0.59	5.74

Total from investment operations	0.57	5.70

Distributions to shareholders from net realized gains	(5.06)	—

Net asset value, end of period	$26.29	$30.78

Total return(c)	5.15%	22.73%

Net assets, end of period (in 000s)	$138	$12

Ratio of net expenses to average net assets	0.97%	0.98	%(d)

Ratio of total expenses to average net assets	1.09%	1.08	%(d)

Ratio of net investment loss to average net assets	(0.07)%	(0.20	)%(d)

Portfolio turnover rate(e)	27%	46%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Blue Chip Concentrated Growth and Flexible Cap	A, C, Institutional, Investor, P, R and R6	Diversified
Technology Opportunities	A, C, Institutional, Service, Investor, P and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

134

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

135

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2019:

BLUE CHIP

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$522,461	$—	$—

North America	11,565,619	—	—

Investment Company	497,742	—	—

Total	$12,585,822	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

136

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Australia and Oceania	$1,147,236	$—	$—

Europe	42,725,841	—	—

North America	842,619,630	—	—

Investment Company	811,200	—	—

Total	$887,303,907	$—	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$8,660,847	$—	$—

North America	139,194,646	—	—

Investment Company	689,278	—	—

Total	$148,544,771	$—	$—

FLEXIBLE CAP

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$627,827	$—	$—

North America	17,974,752	—	—

Investment Company	37,087	—	—

Total	$18,639,666	$—	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Australia and Oceania	$17,938,926	$—	$—

Europe	13,594,800	—	—

North America	1,226,769,616	—	—

Investment Company	5,547,470	—	—

Total	$1,263,850,812	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

137

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$27,032,626	$—	$—

Europe	75,836,512	—	—

North America	1,824,679,938	—	—

Investment Company	70,204,229	—	—

Total	$1,997,753,305	$—	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Australia and Oceania	$722,857	$—	$—

Europe	6,687,704	—	—

North America	152,101,079	—	—

Investment Company	992,869	—	—

Total	$160,504,509	$—	$—

TECHNOLOGY OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$15,281,137	$—	$—

Australia and Oceania	9,214,876	—	—

Europe	21,784,680	—	—

North America	431,462,849	—	—

Total	$477,743,542	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Blue Chip	0.55%	0.50%	0.47%	0.46%	0.45%	0.55%	0.55%
Capital Growth	0.71	0.64	0.61	0.61	0.61	0.71	0.71
Concentrated Growth	0.76	0.68	0.65	0.64	0.62	0.76	0.76
Flexible Cap	0.55	0.50	0.47	0.46	0.45	0.55	0.55
Growth Opportunities	0.92	0.92	0.83	0.79	0.77	0.92	0.88	^
Small/Mid Cap Growth	0.85	0.85	0.77	0.73	0.71	0.85	0.84
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
Technology Opportunities	0.94	0.85	0.80	0.79	0.77	0.94	0.94

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
^	Effective December 28, 2018, the Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.86% as an annual percentage rate of the Growth Opportunities Fund’s average daily net assets. This arrangement will remain in effect through at least December 28, 2019. Prior to December 28, 2018, the Investment Adviser did not contractually waive a portion of its management fee as an annual percentage rate of the Fund’s average daily net assets.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2019, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Blue Chip	$407
Capital Growth	4,727
Concentrated Growth	628
Flexible Cap	31
Growth Opportunities	15,510
Small/Mid Cap Growth	49,752
Strategic Growth	1,002
Technology Opportunities	5,235

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution

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Notes to Financial Statements (continued)

August 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2019 , Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Blue Chip	$2,824	$—
Capital Growth	22,104	1,175
Concentrated Growth	1,123	—
Flexible Cap	1,593	—
Growth Opportunities	7,761	1,080
Small/Mid Cap Growth	27,977	—
Strategic Growth	1,962	31
Technology Opportunities	14,442	924

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, such fee was 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Growth Opportunities Fund. This arrangement will remain in effect through at least December 28, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Small/Mid Cap Growth Fund. This arrangement will remain in effect through at least December 28, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Prior to December 28, 2018 such waiver was 0.03%.

Effective December 28, 2018, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Technology Opportunities Fund. This arrangement will remain in effect through at least December 28, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Prior to December 28, 2018, there was no transfer agency waiver in place for the Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Blue Chip and Concentrated Growth Funds. This arrangement will remain in effect through at least December 28, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Effective December 28, 2018, the transfer agency fee waiver was eliminated for the Flexible Cap Fund. Prior to December 28, 2018, Goldman Sachs had agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds are 0.084%, 0.004%, 0.004%, 0.004%, 0.004%, 0.064%, 0.004%, and 0.004%, respectively. These Other Expense limitations will remain in place through at least December 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to December 28, 2018, the Other Expense limitation for the Growth Opportunities Fund was 0.014%. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

August 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Blue Chip	$407	$1,315	$335,755	$337,477
Capital Growth	4,727	4,492	704,781	714,000
Concentrated Growth	628	2,270	385,277	388,175
Flexible Cap	31	661	353,184	353,876
Growth Opportunities	570,691	264,590	578,094	1,413,375
Small/Mid Cap Growth	49,752	532,183	—	581,935
Strategic Growth	1,002	156	438,426	439,584
Technology Opportunities	5,235	94,754	514,208	614,197

G.  Line of Credit Facility — As of August 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2019, Goldman Sachs earned $13,558, $99, $15,241, $61,369, $31 and $2,768, in brokerage commissions from portfolio transactions, on behalf of the Capital Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, respectively.

The table below shows the transactions in and earnings from investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2019:

Fund	Market Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income
Blue Chip	$99,977	$4,636,997	$(4,239,232)	$497,742	497,742	$5,792
Capital Growth	5,675	45,341,027	(44,535,502)	811,200	811,200	64,285
Concentrated Growth	—	12,579,535	(11,890,257)	689,278	689,278	8,672
Flexible Cap	—	1,245,022	(1,207,935)	37,087	37,087	447
Growth Opportunities	35,064,516	431,862,536	(461,379,582)	5,547,470	5,547,470	193,050
Small/Mid Cap Growth	25,981,945	639,436,343	(595,214,059)	70,204,229	70,204,229	699,528
Strategic Growth	570	18,652,965	(17,660,666)	992,869	992,869	14,012
Technology Opportunities	1,263	62,973,466	(62,974,729)	—	—	75,483

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Institutional	Investor	Class R	Class R6
Blue Chip	58%	—%	100%	—%
Concentrated Growth	—	18	65	—
Flexible Cap	—	44	74	7
Technology Opportunities	—	—	—	9

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Blue Chip	$6,388,357	$4,887,556
Capital Growth	497,888,525	639,679,418
Concentrated Growth	58,807,397	79,117,843
Flexible Cap	9,334,378	11,795,358
Growth Opportunities	1,049,894,494	1,972,152,677
Small/Mid Cap Growth	1,567,051,650	2,122,914,340
Strategic Growth	48,549,581	106,456,259
Technology Opportunities	129,377,159	199,952,513

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the

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Notes to Financial Statements (continued)

August 31, 2019

6. SECURITIES LENDING (continued)

Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Funds did not have securities on loan as of August 31, 2019.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Fund	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2019
Blue Chip	$—	$678,371	(678,371)	$—
Capital Growth	2,135,000	28,738,871	(30,873,871)	—
Concentrated Growth	—	13,338,905	(13,338,905)	—
Flexible Cap	70,000	552,340	(622,340)	—
Growth Opportunities	26,971,503	130,739,431	(157,710,934)	—
Small/Mid Cap Growth	12,039,425	334,294,357	(346,333,782)	—
Strategic Growth	—	14,789,967	(14,789,967)	—
Technology Opportunities	—	7,180,968	(7,180,968)	—

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7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$65,016	$14,491,085	$1,470,228	$629,913	$—	$23,466,095	$4,236,870	$6,423,023
Net long-term capital gains	652,443	265,988,298	15,421,391	948,850	414,333,306	330,226,017	56,563,668	87,527,745
Total taxable distributions	$717,459	$280,479,383	$16,891,619	$1,578,763	$414,333,306	$353,692,112	$60,800,538	$93,950,768

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$71,948	$9,941,768	$698,442	$457,026	$—	$—	$8,458,052	$—
Net long-term capital gains	1,164,007	68,091,462	16,594,611	4,430,713	424,612,811	279,362,099	46,789,501	33,688,117
Total taxable distributions	$1,235,955	$78,033,230	$17,293,053	$4,887,739	$424,612,811	$279,362,099	$55,247,553	$33,688,117

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Undistributed ordinary income — net	$109,965	$3,682,501	$171,744	$123,130	$—	$24,522	$386,917	$—
Undistributed long-term capital gains	380,164	33,376,013	8,689,030	948,735	251,426,177	207,232,024	22,817,121	65,497,975
Total undistributed earnings	$490,129	$37,058,514	$8,860,774	$1,071,865	$251,426,177	$207,256,546	$23,204,038	$65,497,975
Timing differences (Qualified Late Year Loss
Deferral and Post October Losses)	$(81,878)	$(13,982,552)	$(669,788)	$(175,248)	$(3,184,452)	$(17,202,922)	$(1,999,947)	$(6,321,739)
Unrealized gains (losses) — net	1,793,404	222,221,246	52,808,244	4,113,444	296,327,860	390,406,573	71,091,007	210,583,488
Total accumulated earnings (losses) net	$2,201,655	$245,297,208	$60,999,230	$5,010,061	$544,569,585	$580,460,197	$92,295,098	$269,759,724

As of August 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Blue Chip	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Tax Cost	$10,792,418	$665,082,661	$95,736,527	$14,526,222	$967,522,952	$1,607,346,732	$89,413,502	$267,160,054
Gross unrealized gain	1,914,161	242,694,360	54,263,587	4,626,839	322,663,829	450,202,132	73,205,657	219,806,147
Gross unrealized loss	(120,757)	(20,473,114)	(1,455,343)	(513,395)	(26,335,969)	(59,795,559)	(2,114,650)	(9,222,659)
Net unrealized gains (losses)	$1,793,404	$222,221,246	$52,808,244	$4,113,444	$296,327,860	$390,406,573	$71,091,007	$210,583,488

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Notes to Financial Statements (continued)

August 31, 2019

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences to the tax treatment of underlying fund investments, and partnership investments.

The Growth Opportunities Fund reclassed $22,091,392 from distributable earnings to paid-in capital and the Technology Opportunities Fund reclassed $2,426,101 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses and redemptions utilized as distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invest. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

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8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

147

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Notes to Financial Statements (continued)

August 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Blue Chip Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	139,691	$1,745,301	48,018	$657,169
Reinvestment of distributions	17,899	211,711	31,111	395,165
Shares redeemed	(53,255)	(663,868)	(24,957)	(333,348)
	104,335	1,293,144	54,172	718,986
Class C Shares
Shares sold	113,257	1,245,148	9,439	132,560
Reinvestment of distributions	2,215	24,978	4,157	50,601
Shares redeemed	(13,105)	(148,105)	(13,146)	(177,027)
	102,367	1,122,021	450	6,134
Institutional Shares
Shares sold	118,834	1,528,950	321,245	4,299,878
Reinvestment of distributions	20,066	239,180	43,322	554,953
Shares redeemed	(433,612)	(5,499,920)	(246,651)	(3,257,586)
	(294,712)	(3,731,790)	117,916	1,597,245
Investor Shares
Shares sold	72,477	966,895	5,260	78,320
Reinvestment of distributions	1,602	19,105	2,793	35,755
Shares redeemed	(13,192)	(167,309)	(4,015)	(61,922)
	60,887	818,691	4,038	52,153
Class P Shares(a)
Shares sold	—	—	143,625	1,901,458
Reinvestment of distributions	14,612	174,322	—	—
Shares redeemed	(2,719)	(32,450)	—	—
	11,893	141,872	143,625	1,901,458
Class R Shares
Shares sold	5	66	—	—
	5	66	—	—
Class R6 Shares
Shares sold	281,458	3,431,101	—	—
Shares redeemed	(47,083)	(619,896)	—	—
	234,375	2,811,205	—	—

NET INCREASE	219,150	$2,455,209	320,201	$4,275,976

(a)	Class P Shares commenced operations on April 17, 2018.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,326,964	$63,575,763	470,845	$14,194,828
Reinvestment of distributions	10,589,777	211,151,830	1,880,254	53,779,240
Shares redeemed	(4,966,143)	(110,412,912)	(2,606,109)	(78,544,576)
	7,950,598	164,314,681	(255,010)	(10,570,508)
Class C Shares
Shares sold	327,241	4,651,883	151,842	3,396,793
Reinvestment of distributions	658,461	8,079,315	308,446	6,554,474
Shares redeemed	(2,404,811)	(51,096,241)	(545,691)	(12,374,122)
	(1,419,109)	(38,365,043)	(85,403)	(2,422,855)
Institutional Shares
Shares sold	316,530	8,184,104	353,887	11,714,134
Reinvestment of distributions	645,191	14,798,485	383,700	12,097,584
Shares redeemed	(842,773)	(22,071,500)	(3,828,254)	(129,206,221)
	118,948	911,089	(3,090,667)	(105,394,503)
Service Shares
Shares sold	4,932	104,779	7,449	214,423
Reinvestment of distributions	26,626	503,495	4,219	116,439
Shares redeemed	(17,952)	(366,513)	(5,452)	(161,928)
	13,606	241,761	6,216	168,934
Investor Shares
Shares sold	50,282	1,389,538	77,368	2,371,012
Reinvestment of distributions	130,778	2,665,391	27,119	787,742
Shares redeemed	(178,385)	(4,171,169)	(113,254)	(3,457,931)
	2,675	(116,240)	(8,767)	(299,177)
Class P Shares(a)
Shares sold	93,887	2,394,812	2,945,245	100,138,566
Reinvestment of distributions	1,146,496	26,269,986	—	—
Shares redeemed	(911,046)	(22,413,350)	(31,994)	(1,103,766)
	329,337	6,251,448	2,913,251	99,034,800
Class R Shares
Shares sold	66,551	1,464,100	41,533	1,206,372
Reinvestment of distributions	133,698	2,517,533	25,005	690,229
Shares redeemed	(88,796)	(1,953,605)	(71,179)	(2,071,048)
	111,453	2,028,028	(4,641)	(174,447)
Class R6 Shares
Shares sold	181,932	4,163,919	1,366	47,640
Reinvestment of distributions	706	16,187	47	1,470
Shares redeemed	(96,563)	(2,550,602)	(236)	(7,879)
	86,075	1,629,504	1,177	41,231

NET INCREASE (DECREASE)	7,193,583	$136,895,228	(523,844)	$(19,616,525)

(a)	Class P Shares commenced operations on April 17, 2018.

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Notes to Financial Statements (continued)

August 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated Growth Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	122,574	$2,118,396	47,183	$854,216
Reinvestment of distributions	37,996	567,276	27,951	462,041
Shares redeemed	(68,358)	(1,074,197)	(93,617)	(1,648,051)
	92,212	1,611,475	(18,483)	(331,794)
Class C Shares
Shares sold	10,772	149,037	14,977	216,086
Reinvestment of distributions	10,648	126,388	16,964	231,562
Shares redeemed	(96,594)	(1,425,873)	(45,413)	(655,381)
	(75,174)	(1,150,448)	(13,472)	(207,733)
Institutional Shares
Shares sold	27,746	499,624	238,715	4,461,612
Reinvestment of distributions	93,159	1,497,144	916,262	16,164,951
Shares redeemed	(202,347)	(3,377,225)	(8,058,774)	(155,237,739)
	(81,442)	(1,380,457)	(6,903,797)	(134,611,176)
Investor Shares
Shares sold	2,123	37,089	2,312	41,258
Reinvestment of distributions	2,918	44,432	2,890	48,582
Shares redeemed	(21,141)	(336,592)	(25,306)	(459,385)
	(16,100)	(255,071)	(20,104)	(369,545)
Class P Shares(a)
Shares sold	155,891	2,757,378	7,079,978	137,241,255
Reinvestment of distributions	899,567	14,440,076	—	—
Shares redeemed	(1,204,576)	(20,497,343)	(135,342)	(2,665,210)
	(149,118)	(3,299,889)	6,944,636	134,576,045
Class R Shares
Shares sold	136	2,053	190	3,196
Reinvestment of distributions	176	2,528	140	2,233
	312	4,581	330	5,429
Class R6 Shares
Shares sold	25,768	419,933	1,703	30,872
Reinvestment of distributions	715	11,480	373	6,572
Shares redeemed	(2,803)	(51,385)	(918)	(17,229)
	23,680	380,028	1,158	20,215

NET DECREASE	(205,630)	$(4,089,781)	(9,732)	$(918,559)

(a)	Class P Shares commenced operations on April 17, 2018.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Flexible Cap Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	77,181	$811,174	44,120	$543,131
Reinvestment of distributions	39,617	416,480	124,283	1,426,826
Shares redeemed	(99,309)	(1,111,353)	(134,271)	(1,637,383)
	17,489	116,301	34,132	332,574
Class C Shares
Shares sold	24,890	242,354	12,370	134,674
Reinvestment of distributions	11,501	104,102	38,360	384,365
Shares redeemed	(29,029)	(273,208)	(50,716)	(575,778)
	7,362	73,248	14	(56,739)
Institutional Shares
Shares sold	5,393	70,565	145,836	2,009,232
Reinvestment of distributions	10,036	114,070	244,148	3,015,595
Shares redeemed	(90,119)	(1,051,675)	(1,016,698)	(13,457,112)
	(74,690)	(867,040)	(626,714)	(8,432,285)
Investor Shares
Shares sold	540	6,934	762	11,324
Reinvestment of distributions	465	5,174	3,905	47,179
Shares redeemed	(578)	(7,047)	(25,510)	(349,741)
	427	5,061	(20,843)	(291,238)
Class P Shares(a)
Shares sold	7,893	100,000	927,023	12,322,824
Reinvestment of distributions	81,854	930,190	—	—
Shares redeemed	(156,289)	(1,800,671)	(365)	(4,905)
	(66,542)	(770,481)	926,658	12,317,919
Class R Shares
Shares sold	186	2,035	206	2,469
Reinvestment of distributions	394	3,964	979	10,791
Shares redeemed	(1,224)	(14,060)	(3)	(38)
	(644)	(8,061)	1,182	13,222
Class R6 Shares
Shares sold	20,336	233,326	—	—
Reinvestment of distributions	94	1,068	241	2,983
Shares redeemed	(5,808)	(70,317)	—	—
	14,622	164,077	241	2,983

NET INCREASE (DECREASE)	(101,976)	$(1,286,895)	314,670	$3,886,436

(a)	Class P Shares commenced operations on April 17, 2018.

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Notes to Financial Statements (continued)

August 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,197,760	$77,043,096	3,005,035	$67,000,700
Reinvestment of distributions	5,713,530	85,245,871	3,455,971	71,849,631
Shares redeemed	(9,644,304)	(172,578,662)	(8,739,880)	(199,979,605)
	266,986	(10,289,695)	(2,278,874)	(61,129,274)
Class C Shares
Shares sold	792,120	7,102,051	400,896	6,148,111
Reinvestment of distributions	2,034,557	17,090,278	1,349,765	19,409,623
Shares redeemed	(3,723,562)	(44,452,687)	(1,982,323)	(31,376,379)
	(896,885)	(20,260,358)	(231,662)	(5,818,645)
Institutional Shares
Shares sold	6,094,848	130,504,754	12,411,664	329,983,353
Reinvestment of distributions	9,354,603	176,053,628	9,590,336	235,922,256
Shares redeemed	(36,427,298)	(815,800,134)	(40,260,760)	(1,070,896,971)
	(20,977,847)	(509,241,752)	(18,258,760)	(504,991,362)
Service Shares
Shares sold	324,629	5,025,423	237,767	4,982,361
Reinvestment of distributions	504,280	7,014,537	249,919	4,950,893
Shares redeemed	(759,817)	(12,353,195)	(391,144)	(8,400,778)
	69,092	(313,235)	96,542	1,532,476
Investor Shares
Shares sold	2,140,187	38,600,959	820,227	19,406,624
Reinvestment of distributions	1,100,078	17,579,243	1,002,231	21,848,644
Shares redeemed	(3,101,761)	(61,058,638)	(3,306,711)	(78,457,853)
	138,504	(4,878,436)	(1,484,253)	(37,202,585)
Class P Shares(a)
Shares sold	89,688	1,894,904	3,451,924	91,853,054
Reinvestment of distributions	943,033	17,766,747	—	—
Shares redeemed	(1,405,191)	(29,385,906)	(35,796)	(968,937)
	(372,470)	(9,724,255)	3,416,128	90,884,117
Class R Shares
Shares sold	487,349	7,975,654	449,764	9,622,684
Reinvestment of distributions	896,518	12,497,449	508,819	10,105,151
Shares redeemed	(1,158,232)	(19,442,792)	(1,087,386)	(23,499,280)
	225,635	1,030,311	(128,803)	(3,771,445)
Class R6 Shares
Shares sold	2,561,427	61,358,467	4,998,110	134,945,824
Reinvestment of distributions	2,500,146	47,077,755	1,055,619	25,989,352
Shares redeemed	(5,446,933)	(112,980,883)	(2,046,665)	(54,035,350)
	(385,360)	(4,544,661)	4,007,064	106,899,826

NET DECREASE	(21,932,345)	$(558,222,081)	(14,862,618)	$(413,596,892)

(a)	Class P Shares commenced operations on April 17, 2018.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,055,829	$61,196,109	2,856,873	$62,878,815
Reinvestment of distributions	2,664,057	44,942,631	1,843,608	37,701,786
Shares redeemed	(5,808,002)	(113,164,610)	(6,344,603)	(140,532,187)
	(88,116)	(7,025,870)	(1,644,122)	(39,951,586)
Class C Shares
Shares sold	906,460	14,228,486	992,863	18,937,194
Reinvestment of distributions	2,471,157	34,522,065	1,607,766	28,441,383
Shares redeemed	(4,852,262)	(78,782,495)	(2,578,133)	(49,560,402)
	(1,474,645)	(30,031,944)	22,496	(2,181,825)
Institutional Shares
Shares sold	10,622,034	223,847,881	8,798,646	207,228,586
Reinvestment of distributions	6,539,687	119,937,857	5,605,047	122,358,178
Shares redeemed	(20,657,061)	(419,534,065)	(22,560,284)	(539,432,759)
	(3,495,340)	(75,748,327)	(8,156,591)	(209,845,995)
Service Shares
Shares sold	343,686	6,645,316	283,721	6,132,180
Reinvestment of distributions	148,708	2,426,917	90,894	1,811,511
Shares redeemed	(346,090)	(6,647,588)	(367,940)	(8,095,318)
	146,304	2,424,645	6,675	(151,627)
Investor Shares
Shares sold	3,456,356	71,558,500	4,551,274	104,643,966
Reinvestment of distributions	4,131,670	72,965,292	2,624,748	55,592,168
Shares redeemed	(9,904,520)	(202,917,534)	(5,313,604)	(121,151,439)
	(2,316,494)	(58,393,742)	1,862,418	39,084,695
Class P Shares(a)
Shares sold	1,052,753	21,393,870	9,876,622	241,955,492
Reinvestment of distributions	1,858,301	34,099,828	—	—
Shares redeemed	(4,059,667)	(80,915,222)	(299,003)	(7,511,628)
	(1,148,613)	(25,421,524)	9,577,619	234,443,864
Class R Shares
Shares sold	213,194	3,927,510	317,878	6,760,064
Reinvestment of distributions	162,654	2,621,986	136,788	2,701,568
Shares redeemed	(614,957)	(11,692,367)	(677,172)	(14,382,347)
	(239,109)	(5,142,871)	(222,506)	(4,920,715)
Class R6 Shares
Shares sold	1,260,687	26,837,469	789,053	18,793,321
Reinvestment of distributions	342,894	6,292,101	139,018	3,036,144
Shares redeemed	(680,883)	(14,655,919)	(378,405)	(9,009,259)
	922,698	18,473,651	549,666	12,820,206

NET INCREASE (DECREASE)	(7,693,315)	$(180,865,982)	1,995,655	$29,297,017

(a)	Class P Shares commenced operations on April 17, 2018.

153

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Notes to Financial Statements (continued)

August 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	692,799	$7,261,817	227,341	$3,001,385
Reinvestment of distributions	1,136,370	9,022,776	441,271	5,193,762
Shares redeemed	(950,994)	(8,317,481)	(1,831,457)	(25,715,496)
	878,175	7,967,112	(1,162,845)	(17,520,349)
Class C Shares
Shares sold	223,807	1,231,361	102,964	1,013,891
Reinvestment of distributions	359,395	1,890,416	229,878	2,126,375
Shares redeemed	(743,127)	(5,981,094)	(307,183)	(3,101,217)
	(159,925)	(2,859,317)	25,659	39,049
Institutional Shares
Shares sold	1,370,330	13,578,614	2,619,924	37,776,009
Reinvestment of distributions	2,171,746	19,362,035	3,577,991	45,552,679
Shares redeemed	(3,550,043)	(35,503,248)	(15,544,589)	(213,087,126)
	(7,967)	(2,562,599)	(9,346,674)	(129,758,438)
Service Shares
Shares sold	302,389	2,777,143	10,389	135,781
Reinvestment of distributions	23,135	180,451	9,390	109,589
Shares redeemed	(300,672)	(2,701,615)	(11,003)	(134,395)
	24,852	255,979	8,776	110,975
Investor Shares
Shares sold	149,935	2,034,023	44,221	627,778
Reinvestment of distributions	123,585	1,098,042	36,139	459,379
Shares redeemed	(298,341)	(2,969,698)	(61,744)	(857,438)
	(24,821)	162,367	18,616	229,719
Class P Shares(a)
Shares sold	179,672	1,723,950	7,127,774	100,285,960
Reinvestment of distributions	3,106,814	27,631,178	—	—
Shares redeemed	(3,242,428)	(32,409,098)	(107,358)	(1,520,921)
	44,058	(3,053,970)	7,020,416	98,765,039
Class R Shares
Shares sold	21,942	193,470	8,880	108,748
Reinvestment of distributions	418	3,190	528	6,082
Shares redeemed	(8,392)	(75,522)	(2,986)	(36,508)
	13,968	121,138	6,422	78,322
Class R6 Shares
Shares sold	48,598	438,055	—	—
Reinvestment of distributions	496	4,416	197	2,515
Shares redeemed	(4,053)	(40,597)	—	—
	45,041	401,874	197	2,515

NET INCREASE (DECREASE)	813,381	$432,584	(3,429,433)	$(48,053,168)

(a)	Class P Shares commenced operations on April 17, 2018.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Technology Opportunities Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,314,180	$56,262,003	1,564,274	$39,091,434
Reinvestment of distributions	2,856,623	55,275,661	808,376	18,511,810
Shares redeemed	(3,168,448)	(69,310,443)	(2,847,576)	(70,590,861)
	2,002,355	42,227,221	(474,926)	(12,987,617)
Class C Shares
Shares sold	222,819	3,771,879	234,796	4,852,099
Reinvestment of distributions	392,107	5,909,052	214,052	4,071,263
Shares redeemed	(1,706,037)	(35,147,928)	(577,501)	(11,975,931)
	(1,091,111)	(25,466,997)	(128,653)	(3,052,569)
Institutional Shares
Shares sold	695,071	17,458,982	1,208,572	32,670,100
Reinvestment of distributions	570,904	12,497,081	213,984	5,390,254
Shares redeemed	(1,265,917)	(32,565,576)	(1,962,841)	(55,514,738)
	58	(2,609,513)	(540,285)	(17,454,384)
Service Shares
Shares sold	496,870	11,322,700	785,455	19,288,469
Reinvestment of distributions	317,847	5,994,587	66,210	1,487,735
Shares redeemed	(735,765)	(16,076,331)	(477,019)	(11,667,353)
	78,952	1,240,956	374,646	9,108,851
Investor Shares
Shares sold	146,004	3,698,019	118,583	3,180,541
Reinvestment of distributions	171,725	3,690,377	65,944	1,638,714
Shares redeemed	(315,097)	(7,617,215)	(380,809)	(10,032,936)
	2,632	(228,819)	(196,282)	(5,213,681)
Class P Shares(a)
Shares sold	279,069	7,708,280	810,455	23,928,160
Reinvestment of distributions	207,017	4,533,680	—	—
Shares redeemed	(368,575)	(8,610,790)	(34)	(1,005)
	117,511	3,631,170	810,421	23,927,155
Class R6 Shares(b)
Shares sold	4,856	125,149	399	10,000
Reinvestment of distributions	92	2,018	—	—
Shares redeemed	(104)	(2,726)	—	—
	4,844	124,441	399	10,000

NET INCREASE (DECREASE)	1,115,241	$18,918,459	(154,680)	$(5,662,245)

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Class R6 commenced operations on December 29, 2017.

155

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (eight of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

156

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Blue Chip Fund				Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Class A
Actual	$1,000.00	$1,073.50		$5.38	$1,000.00	$1,073.00		$5.96	$1,000.00	$1,080.00		$6.08	$1,000.00	$1,067.10		$5.11
Hypothetical 5% return	1,000.00	1,020.01	+	5.24	1,000.00	1,020.01	+	5.80	1,000.00	1,020.01	+	5.90	1,000.00	1,020.01	+	4.99
Class C
Actual	1,000.00	1,069.60		9.29	1,000.00	1,069.30		9.86	1,000.00	1,075.20		9.99	1,000.00	1,063.40		9.00
Hypothetical 5% return	1,000.00	1,016.23	+	9.05	1,000.00	1,015.68	+	9.60	1,000.00	1,015.58	+	9.70	1,000.00	1,016.48	+	8.79
Institutional
Actual	1,000.00	1,076.00		3.51	1,000.00	1,075.40		3.92	1,000.00	1,081.70		4.20	1,000.00	1,069.40		3.08
Hypothetical 5% return	1,000.00	1,021.83	+	3.41	1,000.00	1,021.42	+	3.82	1,000.00	1,021.17	+	4.08	1,000.00	1,022.23	+	3.01
Service
Actual	—	—		—	1,000.00	1,072.00		6.53	—	—		—	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,018.90	+	6.36	—	—		—	—	—		—
Investor
Actual	1,000.00	1,074.40		4.03	1,000.00	1,074.30		4.65	1,000.00	1,080.90		4.77	1,000.00	1,068.40		3.81
Hypothetical 5% return	1,000.00	1,021.27	+	3.92	1,000.00	1,020.72	+	4.53	1,000.00	1,020.62	+	4.63	1,000.00	1,021.58	+	3.72
Class P
Actual	1,000.00	1,076.00		3.45	1,000.00	1,075.10		3.87	1,000.00	1,081.90		4.15	1,000.00	1,069.50		3.03
Hypothetical 5% return	1,000.00	1,021.88	+	3.36	1,000.00	1,021.88	+	3.77	1,000.00	1,021.88	+	4.02	1,000.00	1,021.88	+	2.96
Class R
Actual	1,000.00	1,072.20		6.63	1,000.00	1,071.90		7.26	1,000.00	1,078.80		7.34	1,000.00	1,066.40		6.41
Hypothetical 5% return	1,000.00	1,018.80	+	6.46	1,000.00	1,018.80	+	7.07	1,000.00	1,018.80	+	7.12	1,000.00	1,018.80	+	6.26
Class R6
Actual	1,000.00	1,075.20		3.45	1,000.00	1,075.10		3.87	1,000.00	1,081.90		4.15	1,000.00	1,068.70		3.08
Hypothetical 5% return	1,000.00	1,021.88	+	3.36	1,000.00	1,021.48	+	3.77	1,000.00	1,021.22	+	4.02	1,000.00	1,022.23	+	3.01

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Blue Chip	1.03%	1.78%	0.67%	—	0.77%	0.66%	1.27%	0.66%
Capital Growth	1.14	1.89	0.75	1.25%	0.89	0.74	1.39	0.74
Concentrated Growth	1.16	1.91	0.80	—	0.91	0.79	1.40	0.79
Flexible Cap Growth	0.98	1.73	0.59	—	0.73	0.58	1.23	0.59

157

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited) (continued)

	Growth Opportunities Fund				Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Class A
Actual	$1,000.00	$1,092.80		$6.54	$1,000.00	$1,064.30		$6.56	$1,000.00	$1,071.80		$5.95	$1,000.00	$1,095.50		$7.02
Hypothetical 5% return	1,000.00	1,018.85	+	6.31	1,000.00	1,018.85	+	6.41	1,000.00	1,018.85	+	5.80	1,000.00	1,018.85	+	6.77
Class C
Actual	1,000.00	1,089.00		10.48	1,000.00	1,059.60		10.43	1,000.00	1,066.60		9.84	1,000.00	1,091.20		10.96
Hypothetical 5% return	1,000.00	1,015.17	+	10.11	1,000.00	1,015.07	+	10.21	1,000.00	1,015.68	+	9.60	1,000.00	1,014.72	+	10.56
Institutional
Actual	1,000.00	1,094.00		4.75	1,000.00	1,065.80		4.89	1,000.00	1,074.50		3.92	1,000.00	1,097.30		5.18
Hypothetical 5% return	1,000.00	1,020.67	+	4.58	1,000.00	1,020.47	+	4.79	1,000.00	1,021.42	+	3.82	1,000.00	1,020.27	+	4.99
Service
Actual	1,000.00	1,091.80		7.38	1,000.00	1,063.20		7.49	1,000.00	1,072.00		6.53	1,000.00	1,094.60		7.81
Hypothetical 5% return	1,000.00	1,017.95	+	7.12	1,000.00	1,017.95	+	7.32	1,000.00	1,017.95	+	6.36	1,000.00	1,017.95	+	7.53
Investor
Actual	1,000.00	1,094.40		5.23	1,000.00	1,065.80		5.26	1,000.00	1,073.70		4.65	1,000.00	1,097.00		5.71
Hypothetical 5% return	1,000.00	1,020.11	+	5.04	1,000.00	1,020.11	+	5.14	1,000.00	1,020.72	+	4.53	1,000.00	1,019.71	+	5.50
Class P
Actual	1,000.00	1,094.40		4.70	1,000.00	1,065.70		4.84	1,000.00	1,073.70		3.87	1,000.00	1,097.20		5.13
Hypothetical 5% return	1,000.00	1,020.52	+	4.53	1,000.00	1,020.52	+	4.74	1,000.00	1,020.52	+	3.77	1,000.00	1,020.52	+	4.94
Class R
Actual	1,000.00	1,090.90		7.85	1,000.00	1,063.00		7.85	1,000.00	1,071.20		7.26	—	—		—
Hypothetical 5% return	1,000.00	1,017.59	+	7.58	1,000.00	1,017.59	+	7.68	1,000.00	1,017.59	+	7.07	—	—		—
Class R6
Actual	1,000.00	1,094.40		4.70	1,000.00	1,065.70		4.84	1,000.00	1,074.60		3.87	1,000.00	1,097.70		5.13
Hypothetical 5% return	1,000.00	1,020.57	+	4.53	1,000.00	1,020.57	+	4.74	1,000.00	1,021.48	+	3.77	1,000.00	1,020.32	+	4.94

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Growth Opportunities	1.24%	1.99%	0.90%	1.40%	0.99%	0.89%	1.49%	0.89%
Small/Mid Cap Growth	1.26	2.01	0.94	1.44	1.01	0.93	1.51	0.93
Strategic Growth	1.14	1.89	0.75	1.25	0.89	0.74	1.39	0.74
Technology Opportunities	1.33	2.08	0.98	1.48	1.08	0.97	—	0.97

158

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Goldman Sachs Blue Chip Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Concentrated Growth Fund and Strategic Growth Fund), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

159

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018,

160

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth Fund’s and Strategic Growth Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Blue Chip Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2019. They also considered that in October 2017 the Blue Chip Fund had been repositioned from the Dynamic U.S. Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees also observed that the Blue Chip Fund had experienced certain portfolio management changes in 2018. The Trustees observed that the Capital Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-year period and outperformed for the three-, five-, and ten-year periods ended March 31, 2019. They also observed that the Concentrated Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. The Trustees also noted that the Capital Growth Fund and Concentrated Growth Fund had experienced certain portfolio management changes in 2018. The Trustees observed that the Flexible Cap Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2019. The Trustees considered that in August 2017 the Flexible Cap Fund had been repositioned from the Flexible Cap Growth Fund, which involved changes to the Fund’s investment strategy, benchmark, and portfolio management. The Trustees also noted that the Growth Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period and in the third quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark for the one-, three-, five-, and ten-year periods ended March 31, 2019. They also noted that the Growth Opportunities Fund had experienced certain portfolio management changes in 2018. The Trustees noted that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and ten-year periods and in the third quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. They also considered that the Small/Mid Cap Growth Fund had experienced certain portfolio management changes in 2018 and the first half of 2019. They observed that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They observed that the Technology Opportunities Fund had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five- year periods and underperformed for the ten-year period ended March 31, 2019. They noted that the Technology Opportunities Fund had certain significant differences from the Fund’s benchmark index that caused it to be an imperfect basis for comparison. The Trustees also noted that the Strategic Growth Fund and Technology Opportunities Fund had experienced certain portfolio management changes in 2018 and the first half of 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and

161

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver arrangements of the Growth Opportunities Fund, Small/Mid Cap Growth Fund, and Technology Opportunities Fund that would have the effect of increasing expenses of Class A, Class C, Investor, and Class R Shares of the Growth Opportunities Fund and Small/Mid Cap Growth Fund, and decreasing expenses of Class A, Class C, and Investor Shares of the Technology Opportunities Fund, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Blue Chip Fund	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund

First $1 billion	0.55%	0.71%	0.76%	0.55%

Next $1 billion	0.50	0.64	0.68	0.50

Next $3 billion	0.47	0.61	0.65	0.47

Next $3 billion	0.46	0.61	0.64	0.46

Over $8 billion	0.45	0.61	0.62	0.45

Average Daily Net Assets	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

First $1 billion	0.92%	0.85%	0.71%	0.94%

Next $1 billion	0.92	0.85	0.64	0.85

Next $3 billion	0.83	0.77	0.61	0.80

Next $3 billion	0.79	0.73	0.59	0.79

Over $8 billion	0.77	0.71	0.58	0.77

162

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Growth Opportunities Fund and limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Blue Chip Fund’s, Concentrated Growth Fund’s, Growth Opportunities Fund’s, Small/Mid Cap Growth Fund’s, and Technology Opportunities Fund’s Class A, Class C, Investor, and Class R Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities Fund and Small/Mid Cap Growth Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

164

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2019, 100%, 74.40%, 90.22%, 36.76%, 76.20%, 56.51% and 42.09% of the dividends paid from net investment company taxable income by the Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap, Small Mid Cap Growth, Strategic Growth and Technology Opportunities Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, designate $652,443, $265,988,298, $15,421,391, $948,850, $437,559,827, $330,226,017, $56,563,668, and $87,527,745, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2019.

For the year ended August 31, 2019, 100%, 72.47%, 100%, 49.37%, 59.37%, 57.72% and 47.87% of the dividends paid from net investment company taxable income by the Blue Chip, Capital Growth, Concentrated Growth, Flexible Cap, Small Mid Cap Growth, Strategic Growth and Technology Opportunities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2019, Capital Growth, Concentrated Growth, Flexible Cap, Small Mid cap Growth, Strategic Growth and Technology Opportunity Funds, designate $13,715,285, $1,052,339, $434,982, $23,466,095, $3,738,533 and $6,423,023 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

166

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 180315-OTU-1067555 EQGRWAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Fundamental Equity Value Funds
Equity Income
Focused Value
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental Equity Value Funds

∎	EQUITY INCOME

∎	FOCUSED VALUE

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Value Strategies’ Investment Process?

Goldman Sachs’ Fundamental Equity Value Strategies Team (the “Team”) believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

∎	Meetings with management teams and on-site company visits

∎	Industry-specific, proprietary financial and valuation models

∎	Assessment of management quality

∎	Analysis of each company’s competitive position and industry dynamics

∎	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

∎	Market uncertainty exists

∎	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

∎	Sustainable operating earnings, or competitive advantage

∎	Excellent stewardship of capital

∎	Capability to earn above their cost of capital

∎	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

∎	Capital appreciation potential as each company’s true value is recognized in the marketplace

∎	Investment style consistency

1

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities gained ground amidst heightened volatility during the 12 months ended August 31, 2019 (the “Reporting Period”). The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 2.92%. The Russell 3000® Index generated a return of 1.31%.

U.S. equities inched higher as the Reporting Period began in September 2018, driven by robust U.S. macroeconomic data relative to other developed markets and to emerging markets. Against a backdrop of solid economic growth, near-target inflation and healthy monthly job gains, the Federal Reserve (the “Fed”) raised interest rates by 25 basis points, in line with market expectations. (A basis point is 1/100th of a percentage point.) The successful outcome of North American Free Trade Agreement negotiations to its new incarnation as the United States-Mexico-Canada Agreement near month end was also supportive of market sentiment. U.S. equities then fell in October 2018, as investor sentiment rapidly deteriorated on escalating trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the calendar year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Jerome Powell and encouraging progress in U.S.-China trade talks. However, the recovery was short-lived. U.S. equities subsequently plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, a partial U.S. Federal government shutdown, the U.S. President’s criticism of Fed Chair Powell and reignited corporate earnings growth concerns. The Fed raised interest rates by another 25 basis points.

After a volatile end to 2018, a U.S. equity market rally to begin 2019 marked the best first quarter performance for the S&P 500 Index since 1998. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to its balance sheet runoff. (The Fed unwinds, or shrinks, its balance sheet by selling securities on its balance sheet and/or not reinvesting maturing securities.) The U.S. unemployment rate remained well below trend at 3.8% in February with a steady increase in wages of 3.4% year over year. Housing data continued to show strength in the first calendar quarter, with new home sales reaching 667,000 in February 2019, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates, resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns, however, failed to completely abate, as fourth quarter Gross Domestic Product (“GDP”) was revised down 0.4% in March to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which tends to be more interest rate sensitive.

Following a sharp rally in the first quarter of 2019, the S&P 500 Index posted a somewhat more moderate gain in the second calendar quarter to close its best first half since 1997. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (In a broad analytical context, noise refers to information or activity that confuses or misrepresents genuine underlying trends.) In April 2019, there was a widely-held optimistic outlook for a possible trade deal, but such optimism faded in May when the U.S. President threatened to raise then-current tariffs and impose new duties on $300 billion of additional Chinese imports. Sanctions were temporarily placed on a Chinese telecommunications giant until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter of 2019, the U.S. equity markets kept a close eye on the Fed. After steadily raising interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. The U.S. equity market consensus had largely priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short of market expectations.

After an exceptionally strong first half of 2019, the S&P 500 Index delivered more muted, but still positive, returns in July 2019. The Fed lowered interest rates by 25 basis points, marking the first interest rate cut since 2008. Fed Chair Powell’s tone was dovish throughout the month, though more hawkish sentiment at the announcement of the cut raised uncertainty surrounding future easing of monetary policy. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) More than 60% of S&P 500 Index companies had reported earnings by the end of July 2019. Key themes for the corporate earnings reporting season revolved around a healthy consumer backdrop, softer industrial results and global economic uncertainty. The U.S. President announced a

2

MARKET REVIEW

one-year exemption of 110 Chinese products from the 25% tariffs that were added on July 6, 2018. However, he later threatened to introduce new tariffs on $325 billion of Chinese goods despite the truce that was agreed upon at the G20 Summit at the end of June. (The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union. It was founded in 1999 with the aim to discuss policy pertaining to the promotion of international financial stability.)

The S&P 500 Index fell in August 2019. The month’s headlines were primarily dominated by trade tensions, as the U.S. President announced an intention to impose additional tariffs on remaining Chinese goods not yet subject to tariffs, causing increased market volatility. Economic data was largely mixed, with manufacturing data and consumer confidence showing signs of weakness but domestic demand holding steady in the context of a strong labor market and rising wages.

For the Reporting Period overall, utilities, real estate and consumer staples, traditionally considered more defensive sectors, were the best performing sectors in the S&P 500 Index. The weakest performing sectors in the S&P 500 Index were energy, financials and materials, each considered a more economically-sensitive cyclical sector.

Within the U.S. equity market, there was broad divergence in performance, with large-cap stocks, as measured by the Russell 1000® Index, posting single-digit positive absolute returns, mid-cap stocks, as measured by the Russell Midcap® Index, eking out a modest positive absolute return of less than 1%, and small-cap stocks, as measured by the Russell 2000® Index, posting double-digit negative absolute returns. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we maintained our view of U.S. equities as the most favorable asset class, offering what we saw as reasonable valuations relative to solid macroeconomic and corporate fundamentals. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the U.S. equity market rebounded with the strongest first half since 1997 despite geopolitical tensions and trade relations oscillating between positive and negative developments. Equities were buoyed by declining 10-year U.S. Treasury yields, as investors expected potential interest rate cuts, a dramatic shift from the Fed’s actions one year prior. While we were encouraged by the strong start to 2019, we did expect to see more signals of an aging cycle moving forward, such as the dip seen in August 2019, which may be challenging to navigate and require more selectivity by investors. Yet without clearer indications of deteriorating fundamentals, we thought it was still too early to position the Funds for a downturn in global economic growth or corporate earnings.

For the remainder of 2019, we expect choppier conditions. Within this more volatile backdrop, we believe a thorough understanding of both market and company-specific variables may be crucial to navigating the evolving landscape. That said, our investment philosophy will not change based on short-term fluctuations in markets. We plan to maintain our focus on what we consider to be high quality companies with strong market positions and experienced management teams. In our opinion, emphasizing these durable businesses can potentially set up the Funds to perform well amidst heightened volatility.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

3

PORTFOLIO RESULTS

Goldman Sachs Equity Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments that the Goldman Sachs Fundamental Equity U.S. Equity Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 4.53%, 3.82%, 4.94%, 4.40%, 4.82%, 4.92%, 4.29% and 4.95%, respectively. These returns compare to the 0.62% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing positively to the Fund’s relative results was effective stock selection in the industrials, energy and utilities sectors. The only two sectors that detracted from the Fund’s relative results during the Reporting Period were consumer staples and communication services, wherein stock selection proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in American Water Works, Northrup Grumman and Crown Castle International.

American Water Works is a regulated water-related infrastructure company. During the Reporting Period, its stock appreciated significantly, driven by broader strength in water utility companies and by earnings strength. At the end of the Reporting Period, we remained favorable on the expected long-term needs of water infrastructure improvements and on what we see as the company’s solid dividend growth and constructive regulatory mechanisms, potentially allowing for timely capital expenditure recovery.

Shares of aerospace and defense company Northrup Grumman advanced substantially during the Reporting Period, boosted by revenue growth acceleration and the company winning a large defense contract. At the end of the Reporting Period, we remained confident in Northrop Grumman’s revenue growth prospects and disciplined, long-term approach.

Crown Castle International is a U.S. provider of wireless communications infrastructure. Its shares experienced a double-digit gain during the Reporting Period, as the company benefited from secular data consumption trends in the tower space. At the end of the Reporting Period, we remained positive on the company’s ability to grow its dividend over the long term and were encouraged by growth in its fiber/small cell business.

4

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Bristol-Myers Squibb, Royal Dutch Shell and DuPont de Nemours.

Shares of pharmaceutical company Bristol-Myers Squibb declined in early January 2019 when it was announced the company would acquire Celgene for a significant premium. We exited the position in favor of higher conviction positions elsewhere.

Integrated energy company Royal Dutch Shell outperformed the broader energy sector during the Reporting Period, but it underperformed the Russell Index, as its stock price declined along with a decrease in oil prices. At the end of the Reporting Period, we remained positive on the company’s large disposal program with what we see as a solid pipeline of new projects that could be value accretive to cash flows. Furthermore, the company announced a $25 billion share buyback program, which combined with dividends, resulted in a significant capital return yield to its investors.

During the Reporting Period, diversified specialty products company DuPont de Nemours went through multiple changes, first spinning off Dow, Inc. and then later spinning off its agricultural business named Corteva. The remaining company, now called DuPont de Nemours, experienced weakness at the beginning of May 2019 after announcing earnings in line with market estimates on most metrics but weaker than market expected on forward guidance. Despite the weakness, we remained positive on DuPont de Nemours at the end of the Reporting Period, given what we consider to be its structural growth profile, margin expansion opportunities and optionality. (In business, optionality is the value of additional optional investment opportunities available only after having made an initial investment.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in multinational consumer goods company Procter & Gamble. We are confident in the company’s growing market share and what we view as its improved innovation pipeline, solid management team and good performance and execution across all six of its business segments.

We established a Fund position in Walt Disney during the Reporting Period. We purchased shares of the media and entertainment giant due to its strategic position in the industry and potential synergies with its acquisition of Twenty-First Century Fox.

Conversely, in addition to the sale already mentioned, we exited the Fund’s position in AT&T, one of the largest telecommunications companies in the U.S. Following several large, secularly challenged deals, we sold the position in favor of companies we believed to be growing at a faster rate and with better capital allocation profiles.

We sold the Fund’s position in Abbott Laboratories. Its stock appreciated significantly during the Reporting Period. After such strong returns, we felt it prudent to sell the position and allocate the proceeds to other companies we believed to have more attractive valuations and opportunities moving forward.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2018, Sean Gallagher retired from Goldman Sachs and no longer serves as a portfolio manager for the Fund. Effective July 17, 2019, Dan Lochner no longer serves as a portfolio manager for the Fund. Charles “Brook” Dane continues to serve as portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, energy, financials and information technology increased. The Fund’s exposure to consumer staples and health care decreased compared to the Russell Index.

5

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had overweight positions relative to the Russell Index in the information technology and energy sectors. On the same date, the Fund had underweight positions compared to the Russell Index in financials and consumer discretionary and was rather neutrally weighted to the Russell Index in communication services, consumer staples, health care, industrials, materials, real estate and utilities.

6

FUND BASICS

Equity Income Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	3.5%	Banks
Chevron Corp.	3.5	Oil, Gas & Consumable Fuels
Johnson & Johnson	3.4	Pharmaceuticals
Verizon Communications, Inc.	3.0	Diversified Telecommunication Services
Medtronic PLC	3.0	Health Care Equipment & Supplies
Bank of America Corp.	2.8	Banks
The Procter & Gamble Co.	2.7	Household Products
The Walt Disney Co.	2.2	Entertainment
Walmart, Inc.	2.0	Food & Staples Retailing
Royal Dutch Shell PLC Class B ADR	2.0	Oil, Gas & Consumable Fuels

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS EQUITY INCOME FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 1, 2009 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	4.53%	5.93%	9.97%	—
Including sales charges	-1.23%	4.74%	9.35%	—

Class C
Excluding contingent deferred sales charges	3.82%	5.15%	9.16%	—
Including contingent deferred sales charges	2.80%	5.15%	9.16%	—

Institutional	4.94%	6.35%	10.41%	—

Service	4.40%	5.82%	9.86%	—

Investor	4.82%	6.20%	10.25%	—

Class P (Commenced April 17, 2018)	4.92%	N/A	N/A	7.18%

Class R	4.29%	5.67%	9.71%	—

Class R6 (Commenced July 31, 2015)	4.95%	N/A	N/A	6.93%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-40 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 2.10%, 1.27%, 2.47%, 2.26%, 2.44%, 1.91% and 2.52%, respectively. These returns compare to the 0.62% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis due primarily to effective stock selection overall. Sector allocation as a whole detracted from the Fund’s performance relative to the Russell Index during the Reporting Period, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing positively to the Fund’s relative results was effective stock selection in the financials, information technology and industrials sectors. Having an underweight to financials, which underperformed the Russell Index during the Reporting Period, and having a neutral position to information technology, which outperformed the Russell Index during the Reporting Period, also added value. The sector that detracted most from the Fund’s relative results during the Reporting Period was materials, wherein stock selection proved challenging. Having underweights to consumer discretionary and real estate, which each outperformed the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in retailing giant Walmart, pharmaceutical company Eli Lilly and aerospace and defense company Northrop Grumman.

Walmart was an outstanding performer during the Reporting Period, as solid management execution resulted in better than consensus expected earnings throughout. At the end of the Reporting Period, we continued to like Walmart due to its successful omni-channel and technology investments, price leadership and ability to capture market share.

Eli Lilly’s stock climbed through the fourth quarter of 2018 after the company reported solid quarterly results and better than consensus expected 2019 guidance, featuring significant improvements in revenue growth and long-term sales growth. Its shares also climbed through the first quarter of 2019, boosted by improving market sentiment on the prospects of its business. Given its strong performance, we exited the position in favor of what we believed to be better risk/reward opportunities.

9

PORTFOLIO RESULTS

Shares of Northrup Grumman, a new purchase for the Fund during the Reporting Period, advanced substantially during the Reporting Period, boosted by revenue growth acceleration and the company winning a large defense contract. At the end of the Reporting Period, we remained confident in Northrop Grumman’s revenue growth prospects and disciplined, long-term approach.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in diversified specialty products company DuPont de Nemours, crude oil refining company Marathon Petroleum and retail brand owner PVH.

During the Reporting Period, diversified specialty products company DuPont de Nemours went through multiple changes, first spinning off Dow, Inc. and then later spinning off its agricultural business named Corteva. The remaining company, now called DuPont de Nemours, experienced weakness at the beginning of May 2019 after announcing earnings in line with market estimates on most metrics but weaker than market expected on forward guidance. Despite the weakness, we remained positive on DuPont de Nemours at the end of the Reporting Period, given what we consider to be its structural growth profile, margin expansion opportunities and optionality. (In business, optionality is the value of additional optional investment opportunities available only after having made an initial investment.)

Marathon Petroleum’s stock was weak in the fourth quarter of 2018 along with the equity market as a whole. Marathon Petroleum’s share price then fell again in May 2019 when the company reported quarterly results that missed on earnings per share, driven primarily by weakness in refining and retail margins. On the positive side, the company continued to buy back shares and also reported strong operating cash flow and capital expenditures. Its stock fell again in August 2019 despite reporting solid earnings and exceeding market expectations on earnings per share. Even with its mixed earnings and volatile performance, we remained positive on Marathon Petroleum at the end of the Reporting Period and felt its acquisition of Andeavor seemed to be going well and on track to continue to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business. We also believed in its management’s ability to achieve synergy targets and maintain its focus on returning capital to shareholders. We believed Marathon Petroleum was a high quality company with a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

PVH, a new purchase for the Fund during the Reporting Period, designs and manufactures apparel and footwear through a variety of brand names. Amidst a more challenging environment for retail during the fourth quarter of 2018, PVH reported mixed results in November 2018. While its earnings per share and revenue were higher, its Calvin Klein sales were disappointing for the second consecutive quarter. PVH’s stock slid throughout December 2018 alongside the broader market, which experienced heightened volatility. Subsequently, its share price decline could be attributed to broader macroeconomic trends, such as slowdowns in North American and Chinese retail markets and currency headwinds, rather than to company-specific factors. Given these issues, we exited the position in favor of what we believed to be better risk/reward opportunities elsewhere.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to the purchases already mentioned, we initiated a Fund position in Honeywell International, a large industrial conglomerate. We purchased the company because of what we see as its effective capital allocation, which has positioned it well, in our view, for structural growth and cyclical inflection.

We established a Fund position in health care products company Johnson & Johnson. Its shares had plunged in December 2018 after it was reported its executives knew for decades that its baby powder sometimes tested positive for asbestos. In response, its management dismissed the allegations and said the product is safe and asbestos-free. Given that the stock had its worst day in 16 years, we felt investors had overreacted to the accusations and viewed the sell-off as a buying opportunity. In our view, Johnson & Johnson has a healthy financial profile and diversified suite of growing businesses. It has approximately $20 billion in cash and securities and generated approximately $16 billion in operating cash flow in the first three quarters of 2018—more than twice dividends paid. Furthermore, the company beat the market’s quarterly earnings estimates during the Reporting Period, with psoriasis treatments and cancer drug sales driving the success, while signature baby products and

10

PORTFOLIO RESULTS

consumer goods showed signs of improvement. Overall, we view Johnson & Johnson as a high quality health care name and decided to take advantage of what we saw as its attractive valuation on weakness.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in Berkshire Hathaway, a multinational conglomerate holding company. While we still like many aspects of the company, including what we consider to be solid free cash flows, defensive nature and optionality with excess cash, we decided to exit the position in favor of higher conviction names.

We exited the Fund’s position in aerospace and defense company Raytheon. Following the release of weaker than market expected earnings in late April 2019, we sold the position in favor of what we saw as better risk/reward opportunities elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2018, Sean Gallagher retired from Goldman Sachs and no longer serves as a portfolio manager for the Fund. Charles “Brook” Dane continues to serve as portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in health care, industrials and real estate increased. The Fund’s exposure to the consumer discretionary, information technology and utilities sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund was overweight in industrials, health care and materials relative to the Russell Index. On the same date, the Fund was underweight in consumer discretionary, utilities, financials and energy and was rather neutrally weighted to the Russell Index in communication services, consumer staples, information technology and real estate.

11

FUND BASICS

Focused Value Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Walmart, Inc.	5.4%	Food & Staples Retailing

Alphabet, Inc. Class A	5.3	Interactive Media & Services

Ameren Corp.	4.8	Multi-Utilities

JPMorgan Chase & Co.	4.3	Banks

Honeywell International, Inc.	4.2	Industrial Conglomerates

Bank of America Corp.	3.8	Banks

Johnson & Johnson	3.5	Pharmaceuticals

Chevron Corp.	3.4	Oil, Gas & Consumable Fuels

DuPont de Nemours, Inc.	3.3	Chemicals
AstraZeneca PLC ADR	3.2	Pharmaceuticals

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	2.10%	5.58%
Including sales charges	-3.47%	4.13%

Class C (Commenced July 31, 2015)
Excluding sales charges	1.27%	4.80%
Including sales charges	0.26%	4.80%

Institutional (Commenced July 31, 2015)	2.47%	5.98%

Investor (Commenced July 31, 2015)	2.26%	5.84%

Class P (Commenced April 17, 2018)	2.44%	6.02%

Class R (Commenced July 31, 2015)	1.91%	5.33%

Class R6 (Commenced July 31, 2015)	2.52%	6.02%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Fundamental Equity U.S. Equity Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.38%, -0.28%, 0.69%, 0.20%, 0.64%, 0.74%, 0.12% and 0.73%, respectively. These returns compare to the 0.62% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Several share classes of the Fund outperformed the Russell Index on a relative basis due primarily to effective stock selection overall. Sector allocation as a whole also added value to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s performance relative to the Russell Index was effective stock selection in information technology, utilities and real estate. Only partially offsetting these positive contributors were health care, industrials and communication services, which detracted as stock selection in each proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in enterprise software solutions company Red Hat, regulated utility Xcel Energy and regulated utility CMS Energy.

Shares of Red Hat, a new purchase for the Fund during the Reporting Period, spiked in late October 2018 after IBM announced an offer to acquire Red Hat in an all cash deal valued at approximately $34 billion. The announcement was received positively by Red Hat shareholders, as the purchase price represented a significant premium to the prior day’s closing price. This acquisition was in line with our thesis that the software industry is ripe for consolidation. We were encouraged by this news and decided to realize gains and reallocate the proceeds to what we viewed as other high quality growth companies.

Xcel Energy is a fully regulated electric utility located across the central U.S. Xcel Energy benefited during the Reporting Period from strength in the utilities sector, as market volatility increased and led investors to favor more traditionally defensive sectors. At the end of the Reporting Period, we continued to view Xcel Energy positively, as it has, in our opinion, above-average growth prospects and was trading at what we believe to be an attractive valuation.

CMS Energy, a fully regulated utility located in Michigan, similarly benefited from strength in the utilities sector broadly, as market volatility increased, driving investors

14

PORTFOLIO RESULTS

toward traditionally more defensive equity sectors. At the end of the Reporting Period, we continued to like CMS Energy, as, in our view, it is a high quality utility located in a friendly regulatory environment.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Marathon Petroleum, a crude oil refining company; PVH, a retail brand owner; and Delphi Technologies, a developer, designer and manufacturer of integrated powertrain technologies.

Marathon Petroleum’s stock was weak in the fourth quarter of 2018 along with the equity market as a whole. Marathon Petroleum’s share price then fell again in May 2019 when the company reported quarterly results that missed on earnings per share, driven primarily by weakness in refining and retail margins. On the positive side, the company continued to buy back shares and also reported strong operating cash flow and capital expenditures. Its stock fell again in August 2019 despite reporting solid earnings and exceeding market expectations on earnings per share. Even with its mixed earnings and volatile performance, we remained positive on Marathon Petroleum at the end of the Reporting Period and felt its acquisition of Andeavor seemed to be going well and on track to continue to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business. We also believed in its management’s ability to achieve synergy targets and maintain its focus on returning capital to shareholders. We believed Marathon Petroleum was a high quality company with a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

PVH, a new purchase for the Fund during the Reporting Period, designs and manufactures apparel and footwear through a variety of brand names. Amidst a more challenging environment for retail during the fourth quarter of 2018, PVH reported mixed results in November 2018. While its earnings per share and revenue were higher, its Calvin Klein sales were disappointing for the second consecutive quarter. PVH’s stock slid throughout December 2018 alongside the broader market, which experienced heightened volatility. Subsequently, its share price decline could be attributed to broader macroeconomic trends, such as slowdowns in North American and Chinese retail markets and currency headwinds, rather than to company-specific factors. We viewed these issues as temporary and continued to like PVH at the end of the Reporting Period for what we saw as its stable free cash flow generation, solid balance sheet and strong consumer recognition among its leading brands, Calvin Klein and Tommy Hilfiger. We also believed Calvin Klein’s strategic pivot toward mid-range clothing could help the brand gain share. Additionally, we were positive on the company’s geographic diversity, which may allow for more flexibility and global growth opportunities ahead.

In October 2018, the stock of Delphi Technologies declined after the company announced the departure of its Chief Executive Officer and revised its outlook downward for the full year 2018. In its outlook, Delphi Technologies forecasted revenue for the full year to be consistent with the prior year level, compared to the previous guidance, which had projected low single-digit revenue growth. Upon the news, multiple research analysts downgraded the stock, sending its shares lower. Then, in November 2018, Delphi Technologies reported weak quarterly results. Its quarterly results and guidance were in line with preannouncements, but its 2019 preliminary guidance was significantly below consensus expectations, as industry volumes continued to face headwinds, specifically in China, where there was negative product mix. We decided to sell the position in January 2019 given what we viewed as the company’s substantial operational and structural challenges, exacerbated by uncertainty related to its management change and potential macro headwinds.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases already mentioned, we established a Fund position in Walt Disney during the Reporting Period. We purchased shares of the media and entertainment giant due to its strategic position in the industry and potential synergies with its acquisition of Twenty-First Century Fox.

We re-initiated a Fund position in fast-food restaurant company McDonald’s. Its stock had lagged the overall market during the third quarter of 2018, which we believe presented an attractive opportunity to add back what we view as a best-in-class franchise to the Fund’s portfolio after selling it in the Fund’s prior fiscal year. We are positive on many of the strategic initiatives McDonald’s has been rolling

15

PORTFOLIO RESULTS

out, including modernized restaurants, a revamped value menu and fresh beef hamburgers, which we believe can help boost its stock. In our view, McDonald’s has a strong balance sheet with robust free cash flow and good return on equity. We also believe it was attractively valued at the time of purchase and poised for growth and market share gains.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Medtronic, a medical technology company, during the Reporting Period. Due to the company’s slower growth relative to its peers, we decided to sell the position in favor of what we believed to be faster growing and better risk/reward opportunities elsewhere.

We eliminated the Fund’s position in United Technologies, an aerospace manufacturing and services company. Following a positive third quarter 2018 earnings report, our investment thesis on the company was invalidated in late November 2018 upon the announcement the company would split into three companies controlling the Heating, Ventilation and Air Conditioning (“HVAC”), Elevator and Aerospace and Defense businesses separately. We had less confidence in the company’s ability to perform well, as we were unsure of the potential strategic advantages of such a change. We exited the position in favor of what we saw as better risk/reward opportunities elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2018, Sean Gallagher retired from Goldman Sachs and no longer serves as a portfolio manager for the Fund. Charles “Brook” Dane continues to serve as portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in communication services, consumer staples, financials and real estate increased. The Fund’s exposure to consumer discretionary, energy and information technology decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had an overweight position relative to the Russell Index in the communication services sector. On the same date, the Fund had an underweight position compared to the Russell Index in consumer discretionary and had rather neutral allocations relative to the Russell Index in consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities.

16

FUND BASICS

Large Cap Value Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	3.7%	Banks
Berkshire Hathaway, Inc. Class B	3.6	Diversified Financial Services
The Procter & Gamble Co.	3.1	Household Products
Johnson & Johnson	2.9	Pharmaceuticals
Bank of America Corp.	2.8	Banks
Verizon Communications, Inc.	2.8	Diversified Telecommunication Services
Chevron Corp.	2.7	Oil, Gas & Consumable Fuels
Walmart, Inc.	2.3	Food & Staples Retailing
The Walt Disney Co.	2.3	Entertainment
Exxon Mobil Corp.	1.8	Oil, Gas & Consumable Fuels

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	0.38%	4.02%	9.16%	—
Including sales charges	-5.13%	2.85%	8.54%	—

Class C
Excluding contingent deferred sales charges	-0.28%	3.25%	8.35%	—
Including contingent deferred sales charges	-1.28%	3.25%	8.35%	—

Institutional	0.69%	4.39%	9.56%	—

Service	0.20%	3.88%	9.03%	—

Investor	0.64%	4.29%	9.43%	—

Class P (Commenced April 17, 2018)	0.74%	N/A	N/A	4.44%

Class R	0.12%	3.76%	8.89%	—

Class R6 (Commenced July 31, 2015)	0.73%	N/A	N/A	4.93%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

18

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R, and Class R6 Shares generated average annual total returns, without sales charges, of 3.39%, 2.58%, 3.78%, 3.25%, 3.63%, 3.80%, 3.10% and 3.79%, respectively. These returns compare to the -3.13% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis due primarily to effective stock selection overall. Sector allocation as a whole also added value to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s performance relative to the Russell Index was effective stock selection in materials, information technology and real estate. Only partially offsetting these positive contributors was industrials, the only sector to detract from relative results during the Reporting Period. The Fund had an underweighted allocation to industrials, which posted a negative absolute return but outperformed the Russell Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in metal packaging company Ball, payment services provider Fidelity National Information Services and real estate investment trust Equity LifeStyle Properties.

Ball produces metal packaging goods for beverages, household products and aerospace technologies. Its stock performed strongly through most of the Reporting Period, driven by strong earnings reports in November 2018 and February and May 2019 in which the company beat market estimates on earnings per share while also benefitting from robust growth in global beverage can volumes. The company grew its market share and also reiterated guidance for free cash flow and earnings, which the market viewed positively. At the end of the Reporting Period, we viewed Ball as a highly diversified company that has growing market share in the defense industry, as a leader in the fragmented aerosol space and as one of the more sustainable companies in beverage can production. Additionally, we saw positive upside potential moving forward given the wide range of commercial opportunities to leverage its global leadership position along with the potential for multi-year margin improvement.

Shares of Fidelity National Information Services performed well during the Reporting Period. During the Reporting

19

PORTFOLIO RESULTS

Period, the company acquired Worldpay, which boosted its share price as both companies reported solid earnings. Overall, at the end of the Reporting Period, we believed Fidelity National Information Services was well positioned to take advantage of secular shifts toward acceleration of payments innovation globally and outsourcing of technology infrastructures from financial institutions.

Equity LifeStyle Properties is a real estate investment trust that manages and operates high quality home resort communities, including rental homes and recreational vehicle campgrounds. Better than consensus earnings and raised guidance throughout the Reporting Period were its primary share performance drivers. We believe the company has demonstrated financial strength and a favorable risk profile given a low-levered balance sheet and a leading supply of permits. These attributes, along with its early announcement of forward guidance, helped instill investor confidence in the stock amidst a more tumultuous trading environment.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in retail brand owner PVH, crude oil refining company Marathon Petroleum and oil and gas exploration and production company WPX Energy.

PVH designs and manufactures apparel and footwear through a variety of brand names. Amidst a more challenging environment for retail during the fourth quarter of 2018, PVH reported mixed results in November 2018. While its earnings per share and revenue were higher, its Calvin Klein sales were disappointing for the second consecutive quarter. PVH’s stock slid throughout December 2018 alongside the broader market, which experienced heightened volatility. Subsequently, its share price decline could be attributed to broader macroeconomic trends, such as slowdowns in North American and Chinese retail markets and currency headwinds, rather than to company-specific factors. We viewed these issues as temporary and continued to like PVH at the end of the Reporting Period for what we saw as its stable free cash flow generation, solid balance sheet and strong consumer recognition among its leading brands, Calvin Klein and Tommy Hilfiger. We also believed Calvin Klein’s strategic pivot toward mid-range clothing could help the brand gain share. Additionally, we were positive on the company’s geographic diversity, which may allow for more flexibility and global growth opportunities ahead.

Marathon Petroleum’s stock was weak in the fourth quarter of 2018 along with the equity market as a whole. Marathon Petroleum’s share price then fell again in May 2019 when the company reported quarterly results that missed on earnings per share, driven primarily by weakness in refining and retail margins. On the positive side, the company continued to buy back shares and also reported strong operating cash flow and capital expenditures. Its stock fell again in August 2019 despite reporting solid earnings and exceeding market expectations on earnings per share. Even with its mixed earnings and volatile performance, we remained positive on Marathon Petroleum at the end of the Reporting Period and felt its acquisition of Andeavor seemed to be going well and on track to continue to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business. We also believed in its management’s ability to achieve synergy targets and maintain its focus on returning capital to shareholders. We believed Marathon Petroleum was a high quality company with a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

WPX Energy saw its share price decline significantly during the Reporting Period, as a selloff in oil prices due to soft global demand and increased inventories weighed on its performance. While we continued to like WPX Energy, as it has significant cash flows relative to its peers, we opted to sell the position in favor of what we felt were better risk/reward opportunities elsewhere.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in AvalonBay Communities, a developer and owner of multi-family apartment communities in the U.S. We purchased the company given our confidence in what we believe is its supportive management team, robust development pipeline and strong balance sheet.

We established a Fund position in US Foods Holding, a food service distributor. We purchased its stock after inflationary pressures began to subside, having a positive effect on its margins and allowing for more reasonable volume expectations, in our opinion. Given what we believe are its

20

PORTFOLIO RESULTS

accelerating sales volumes, improving earnings before interest, taxes, depreciation and amortization growth, more effective operations and solid organic growth, we have confidence in the company moving forward.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Equity Residential, a multifamily real estate investment trust that manages apartment complexes in the U.S. We had purchased the company because of what we considered to be its high quality portfolio of assets, strong balance sheet and valuation, the latter of which was well below the value of its assets. However, its stock price significantly appreciated in 2018, making its valuation appear less attractive. For this reason, we exited the position in favor of what we felt were better risk/reward opportunities elsewhere.

We exited the Fund’s position in Signature Bank, a bank operating in the New York City area, during the Reporting Period. The Fund owned the stock because we liked the company for its entrepreneurial and differentiated business model. However, given its significant exposure to New York multifamily real estate, we decided to sell the position when New York issued new rent regulations that could create volatility in its share price and threaten its business model in the near term, in our opinion.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2018, Sean Gallagher retired from Goldman Sachs and no longer serves as a portfolio manager for the Fund. Adam Agress and Sung Cho continue to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer staples and information technology increased. The Fund’s exposure to the financials and industrials sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund had overweight positions relative to the Russell Index in information technology and materials and underweight positions compared to the Russell Index in industrials and financials. The Fund was rather neutrally weighted to the Russell Index in communication services, consumer discretionary, consumer staples, energy, health care, real estate and utilities at the end of the Reporting Period.

21

FUND BASICS

Mid Cap Value Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Zimmer Biomet Holdings, Inc.	2.4%	Health Care Equipment & Supplies
Xcel Energy, Inc.	2.1	Electric Utilities
Sempra Energy	2.0	Multi-Utilities
Ventas, Inc.	1.8	Equity Real Estate Investment Trusts (REITs)
M&T Bank Corp.	1.8	Banks
CMS Energy Corp.	1.7	Multi-Utilities
AvalonBay Communities, Inc.	1.7	Equity Real Estate Investment Trusts (REITs)
L3Harris Technologies, Inc.	1.7	Aerospace & Defense
Fidelity National Information Services, Inc.	1.6	IT Services
Public Service Enterprise Group, Inc.	1.6	Multi-Utilities

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.39%	4.36%	10.77%	—
Including sales charges	-2.29%	3.19%	10.15%	—

Class C
Excluding contingent deferred sales charges	2.58%	3.58%	9.94%	—
Including contingent deferred sales charges	1.56%	3.58%	9.94%	—

Institutional	3.78%	4.78%	11.22%	—

Service	3.25%	4.25%	10.67%	—

Investor	3.63%	4.62%	11.05%	—

Class P (Commenced April 17, 2018)	3.80%	N/A	N/A	5.67%

Class R	3.10%	4.10%	10.50%	—

Class R6 (Commenced July 31, 2015)	3.79%	N/A	N/A	5.60%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

23

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -11.16%, -11.83%, -10.81%, -11.26%, -10.94%, -10.80%, -11.37% and -10.81%, respectively. These returns compare to the -14.89% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted negative absolute returns, it outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from the Fund’s relative performance, albeit only modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, industrials and health care sectors contributed most positively to the Fund’s performance relative to the Russell Index. Only partially offsetting these positive contributors was having underweighted allocations to and weaker stock selection in utilities and real estate, which detracted from the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in PS Business Parks, Kinsale Capital Group and Lattice Semiconductor.

PS Business Parks is an industrial real estate investment trust that operates multi-tenant industrial, flex and office spaces. During the Reporting Period, the company beat earnings expectations for each quarter, indicating growing funds from operations and earnings per share. At the end of the Reporting Period, we continued to view PS Business Parks’ management team favorably, as we believe it has maximized the value of assets by buying when prices are low and has been able to operate with cost discipline.

Kinsale Capital Group, a specialty insurance group focused on excess and surplus lines, saw its share price advance significantly during the Reporting Period. A majority of its stock’s performance was driven by a positive first quarter 2019 earnings announcement, bolstered by top-line growth in nearly every line of its business and by favorable reserve development. At the end of the Reporting Period, we believed Kinsale Capital Group’s low cost, technology-enhanced underwriting model, combined with an improving pricing environment for excess and surplus lines, should continue to support profitable growth for the company.

Lattice Semiconductor is a company that produces programmable logic devices used in circuits of mobile

24

PORTFOLIO RESULTS

phones, telecommunications and Internet-of-Things infrastructure. (The Internet-of-Things is the network of devices such as vehicles and home appliances that contain electronics, software, sensors, actuators, and connectivity that allows these things to connect, interact and exchange data.) During the Reporting Period, the company’s shares enjoyed a triple-digit gain, rallying following the announcement of fourth quarter 2018 revenues and earnings, which established credibility under its new Chief Executive Officer. At the end of the Reporting Period, we believed Lattice Semiconductor’s experienced executive team could potentially expand margins through the optimization of sales, manufacturing and marketing. However, given its span of strong performance, we opted to lock in gains and reallocate the proceeds elsewhere.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in the energy sector—WPX Energy, Callon Petroleum and Golar LNG.

WPX Energy, an oil and gas exploration and production company located in the Delaware and Williston Basins, saw its share price decline significantly during the Reporting Period, as a selloff in oil prices due to soft global demand and increased inventories weighed on its performance. At the end of the Reporting Period, we continued to like WPX Energy, as it has significant cash flows relative to its peers.

Callon Petroleum is an oil and gas company in the Permian Basin. Its stock similarly sold off during the Reporting Period due to lower oil prices, a factor that tends to punish smaller exploration companies in an outsized manner. Despite what we believe will be short-term volatility, we feel Callon Petroleum could yield stronger operation performance over time and deliver top-tier growth.

Golar LNG is a liquefied natural gas carrier. Its weakness during the Reporting Period was primarily driven by softer liquefied natural gas shipping rates in the spot market during the first few months of 2019. At the end of the Reporting Period, we continued to like Golar LNG as one of what we believe to be the best ways to gain exposure to secular growth within the liquefied natural gas market. We further believed the company’s free cash flow may well be supported as contracted revenue from floating liquefied natural gas facilities and power assets come online.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in KBR, an engineering, procurement and construction company that was formerly a subsidiary of Halliburton. We like KBR’s business mix with a greater revenue share coming from governmental operations, which tends to be more contractual with less tail risk. (Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution. Tail risks include events that have a small probability of occurring and occur at both ends of a normal distribution curve.) We believe the company has potential upside with liquefied natural gas contracts and an improving balance sheet as well as a Chief Executive Officer moving away from riskier lump-sum deals. (A lump-sum deal or contract is a contract with a single lump-sum price for all of the works, and the contractor is responsible for completing the project within the agreed fixed cost set forth in the contract. If the contractor completes the project under the fixed total cost, then the contractor makes additional profits from the project. The lump-sum contract is normally used in the construction industry to reduce contract administration costs.)

We established a Fund position in Lumentum Holdings, a semiconductor company that manufactures optical networking and commercial lasers for telecommunication and datacom markets. We believe we purchased the shares at an attractive valuation, as most semiconductor companies were affected by noise surrounding the ban on selling to a Chinese hardware conglomerate. (In a broad analytical context, noise refers to information or activity that confuses or misrepresents genuine underlying trends.) Since details of the ban have been modified, we believe Lumentum Holdings’ stock has a favorable environment in which to potentially perform well.

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in Oasis Petroleum, an exploration and production company based in the Bakken Shale formation. Originally, we believed the company benefited from high oil prices and exposure to the Bakken Shale.

25

PORTFOLIO RESULTS

Given the decline in oil prices during the Reporting Period and new drilling technology that has made the Bakken Shale more competitive with the Permian Basin with less inefficiencies to capitalize on, we exited the position in favor of what we considered better risk/reward opportunities.

We eliminated the Fund’s position in South Jersey Industries, a gas utility company based in Folsom, New Jersey. Following two quarters of disappointing guidance reductions — announced in October 2018 and February 2019 — we lost confidence in its management’s abilities and sold the position.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?
A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer staples and information technology increased, and its allocation compared to the Russell Index in utilities decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund was underweight compared to the Russell Index in utilities and was rather neutrally weighted to the remaining sectors in the Russell Index.

26

FUND BASICS

Small Cap Value Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

CyrusOne, Inc.	1.2%	Equity Real Estate Investment Trusts (REITs)
Portland General Electric Co.	1.2	Electric Utilities
Chesapeake Lodging Trust	1.1	Equity Real Estate Investment Trusts (REITs)
ALLETE, Inc.	1.1	Electric Utilities
SkyWest, Inc.	1.0	Airlines
PS Business Parks, Inc.	1.0	Equity Real Estate Investment Trusts (REITs)
Healthcare Realty Trust, Inc.	1.0	Equity Real Estate Investment Trusts (REITs)
Selective Insurance Group, Inc.	1.0	Insurance
Viper Energy Partners LP	1.0	Oil, Gas & Consumable Fuels
Pebblebrook Hotel Trust	1.0	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-11.16%	4.94%	11.50%	—
Including sales charges	-16.05%	3.76%	10.88%	—

Class C
Excluding contingent deferred sales charges	-11.83%	4.15%	10.67%	—
Including contingent deferred sales charges	-12.71%	4.15%	10.67%	—

Institutional	-10.81%	5.35%	11.95%	—

Service	-11.26%	4.83%	11.40%	—

Investor	-10.94%	5.20%	11.78%	—

Class P (Commenced April 17, 2018)	-10.80%	N/A	N/A	3.53%

Class R	-11.37%	4.68%	11.23%	—

Class R6 (Commenced July 31, 2015)	-10.81%	N/A	N/A	5.65%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

28

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of September 30, 2018, the capitalization range of the companies in these indexes was between $75 million and $37.1 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -5.42%, -6.07%, -5.00%, -5.19%, -5.05%, -5.65% and -5.06%, respectively. These returns compare to the -9.97% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted negative absolute returns, it outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from the Fund’s relative performance, albeit only modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and information technology sectors contributed most positively to the Fund’s performance relative to the Russell Index. Only partially offsetting these positive contributors was challenging stock section in the financials sector, which detracted. Having an underweighted allocation to utilities, the best performing sector in the Russell Index during the Reporting Period, hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Equity LifeStyle Properties, Live Nation Entertainment and W.R. Berkley.

Equity LifeStyle Properties is a real estate investment trust that manages and operates high quality home resort communities, including rental homes and recreational vehicle campgrounds. Better than consensus earnings and raised guidance throughout the Reporting Period were its primary share performance drivers. We believe the company has demonstrated financial strength and a favorable risk profile given a low-levered balance sheet and a leading supply of permits. These attributes, along with its early announcement of forward guidance, helped instill investor confidence in the stock amidst a more tumultuous trading environment.

Live Nation Entertainment is a company that engages in the production and marketing of live concerts. Its stock appreciated on a foundation of positive earnings results, which highlighted organic growth, increased revenue per existing customer spend, and technology integration to improve digital ticketing. (Customer spend is the total sales revenue made to date, divided by the total number of customers to date.) At the end of the Reporting Period, we believed the company could continue to grow its business through an expanded footprint and could de-lever its balance sheet through cost reduction.

29

PORTFOLIO RESULTS

W.R. Berkley, an insurance holding company, reported positive earnings during the Reporting Period, indicating improving pricing power. Overall, we believe the environment was favorable for insurers, which have experienced top-line growth in a growing economy given that premiums generally increase in line with payrolls.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in XPO Logistics, WPX Energy and Apergy.

XPO Logistics is a transportation and logistics company. While there were no stock-specific reasons for the decline in XPO Logistics’ share price during a volatile October 2018, the company, along with others in the industrials and freight industries, underperformed for the month. In mid-December 2018, a hedge fund issued a report that sent XPO Logistics’ shares tumbling more than 26% in one day. We were not particularly troubled by our initial read-through of the analysis but recognized several aspects that warranted follow up. After assessing various factors, we confirmed our previously held view that XPO Logistics’ business was well aligned with the structural changes in the freight industry, such as outsourcing and labor-saving technology, e-commerce exposure and the implementation of electronic logging devices. The market eventually recognized this as well, and its shares recovered all of the losses prompted by the hedge fund report. However, unrelated to the report, XPO Logistics’ stock tumbled in February 2019 after the company released its fourth quarter 2018 earnings report that revealed results below market estimates on earnings per share, revenue and 2019 guidance. Its management cited a reduction in business from its largest client, expressing it would negatively impact its growth for 2019. These developments led us to exit the Fund’s position in XPO Logistics.

WPX Energy, an oil and gas exploration and production company located in the Delaware and Williston Basins, saw its share price decline significantly during the Reporting Period, as a selloff in oil prices due to soft global demand and increased inventories weighed on its performance. At the end of the Reporting Period, we continued to like WPX Energy, as it has significant cash flows relative to its peers.

Apergy is an oil services spinoff from Dover. Its stock, like that of WPX Energy, was affected during the Reporting Period by declining oil prices. Despite what we believe may well be short-term noise, we believed, at the end of the Reporting Period, Apergy was well positioned for long-term growth and sustainably high free cash flow. (In a broad analytical context, noise refers to information or activity that confuses or misrepresents genuine underlying trends.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Brown & Brown, a national insurance agency and brokerage firm with a history of what we see as attractive profit margins and free cash flow conversion. While the company is headquartered and operates in Florida, which continues to experience above-average residential and commercial growth relative to the rest of the U.S., Brown & Brown has a track record of making thoughtful acquisitions, in our view, that have diversified its revenue sources and contributed to its growth. In our opinion, the company should also benefit from a firming in property and casualty insurance rates that may follow from the higher level of catastrophes during the Reporting Period, including storms and wildfires.

We established a Fund position in Crown Holdings, a specialty packaging producer of metal cans, aerosol containers and closures. As sustainability becomes a consideration of consumers and end-clients alike, there has been an increasing demand for aluminum containers, in lieu of plastics. We believe Crown Holdings, as a dominant producer of aluminum cans, could benefit from this secular shift.

Conversely, in addition to the sale mentioned earlier, we sold the Fund’s position in HollyFrontier, an independent domestic petroleum refiner. We had increasingly become more constructive on the U.S. refinery environment given a greater spread, or differential, between domestic input prices and global market prices for oil. As global oil prices were expected to remain elevated, we believed this favored domestic refiners whose input costs were relatively cheap and thus such conditions could potentially lead to expanded margins. However, as oil prices instead deteriorated, we exited the position.

We exited the Fund’s position in Everest Re Group, a holding company that engages in the provision of reinsurance

30

PORTFOLIO RESULTS

and insurance services. While we believe the company is a high quality reinsurer that has continued to diversify and grow its U.S.-based insurance platform, the high level of catastrophes that occurred during the Reporting Period led us to reevaluate and reduce the Fund’s overall portfolio positioning in the reinsurance sector.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, consumer staples, industrials and materials increased, and its allocations compared to the Russell Index in energy, financials and real estate decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2019?

A	At the end of August 2019, the Fund was overweight in the industrials and health care sectors relative to the Russell Index. On the same date, the Fund had underweight positions compared to the Russell Index in communication services, financials, utilities and real estate and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, energy, information technology and materials.

31

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2019

TOP TEN HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business

Alliant Energy Corp.	1.3%	Electric Utilities
Atmos Energy Corp.	1.2	Gas Utilities
Camden Property Trust	1.1	Equity Real Estate Investment Trusts (REITs)
Post Holdings, Inc.	1.1	Food Products
Equity LifeStyle Properties, Inc.	1.1	Equity Real Estate Investment Trusts (REITs)
W.R. Berkley Corp.	1.1	Insurance
Leidos Holdings, Inc.	1.0	IT Services
ALLETE, Inc.	1.0	Electric Utilities
CyrusOne, Inc.	1.0	Equity Real Estate Investment Trusts (REITs)
IDACORP, Inc.	0.9	Electric Utilities

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

32

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	-5.42%	4.60%	5.92%
Including sales charges	-10.62%	-7.00%	4.85%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	-6.07%	3.85%	5.17%
Including contingent deferred sales charges	3.43%	3.85%	5.17%

Institutional (Commenced January 31, 2014)	-5.00%	5.06%	6.39%

Investor (Commenced January 31, 2014)	-5.19%	4.86%	6.19%

Class P (Commenced April 17, 2018)	-5.05%	N/A	-1.12%

Class R (Commenced January 31, 2014)	-5.65%	4.36%	5.68%

Class R6 (Commenced July 31, 2015)	-5.06%	N/A	5.51%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

33

FUND BASICS

Index Definition

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

The Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap Index are the same 800 of the 1,000 companies that comprise Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 Index is a subset of the Russell 3000 Index. It represents the top companies by market capitalization. The Russell 1000 Index typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large-cap investing. It is not possible to invest directly in an index.

The Russell 2000® Index is an index measuring the performance of approximately 2,000 of the smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. It is not possible to invest directly in an index.

The Russell 1000® Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2500® Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Russell 2500 Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

34

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 2.2%
16,452	Northrop Grumman Corp.	$6,052,197
10,192	Raytheon Co.	1,888,782

		7,940,979

Banks – 9.7%
361,974	Bank of America Corp.	9,957,905
119,644	BB&T Corp.	5,701,037
17,132	Cullen/Frost Bankers, Inc.	1,422,127
115,510	JPMorgan Chase & Co.	12,689,928
17,541	M&T Bank Corp.	2,564,670
56,594	Wells Fargo & Co.	2,635,582

		34,971,249

Biotechnology – 0.6%
9,855	Amgen, Inc.	2,055,950

Capital Markets – 5.1%
5,874	BlackRock, Inc.	2,482,118
18,818	CME Group, Inc.	4,088,963
83,853	Morgan Stanley	3,479,061
55,227	Northern Trust Corp.	4,856,110
41,142	Singapore Exchange Ltd. ADR	3,631,810

		18,538,062

Chemicals – 3.8%
86,229	DuPont de Nemours, Inc.	5,857,536
17,630	Ecolab, Inc.	3,637,245
23,225	Linde PLC	4,387,435

		13,882,216

Commercial Services & Supplies – 1.4%
56,371	Republic Services, Inc.	5,031,112

Communications Equipment – 0.8%
65,397	Cisco Systems, Inc.	3,061,234

Construction & Engineering – 0.7%
95,744	Vinci SA ADR	2,614,769

Diversified Telecommunication Services – 3.0%
188,278	Verizon Communications, Inc.	10,950,248

Electric Utilities – 1.4%
80,624	Xcel Energy, Inc.	5,177,673

Electronic Equipment, Instruments & Components – 0.8%
31,754	TE Connectivity Ltd.	2,896,600

Energy Equipment & Services – 0.2%
24,100	Schlumberger Ltd.	781,563

Entertainment – 2.2%
57,346	The Walt Disney Co.	7,871,312

Equity Real Estate Investment Trusts (REITs) – 5.5%
36,470	Crown Castle International Corp.	5,294,350
54,720	Equity Residential	4,638,067
110,043	Hudson Pacific Properties, Inc.	3,741,462
161,863	SITE Centers Corp.	2,243,421

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
55,277	Ventas, Inc.	4,056,779

		19,974,079

Food & Staples Retailing – 2.0%
64,532	Walmart, Inc.	7,373,426

Food Products – 0.8%
102,613	Conagra Brands, Inc.	2,910,105

Health Care Equipment & Supplies – 4.2%
101,103	Medtronic PLC	10,908,003
31,630	Zimmer Biomet Holdings, Inc.	4,402,896

		15,310,899

Health Care Providers & Services – 2.1%
74,497	CVS Health Corp.	4,538,357
10,249	Humana, Inc.	2,902,620

		7,440,977

Hotels, Restaurants & Leisure – 3.6%
62,108	Las Vegas Sands Corp.	3,445,131
31,166	McDonald’s Corp.	6,793,253
26,050	Royal Caribbean Cruises Ltd.	2,716,494

		12,954,878

Household Durables – 0.9%
66,136	D.R. Horton, Inc.	3,271,748

Household Products – 3.2%
11,590	The Clorox Co.	1,833,074
80,631	The Procter & Gamble Co.	9,694,265

		11,527,339

Industrial Conglomerates – 1.7%
36,572	Honeywell International, Inc.	6,020,483

Insurance – 5.2%
42,581	Arthur J. Gallagher & Co.	3,862,522
24,766	Chubb Ltd.	3,870,430
63,108	Principal Financial Group, Inc.	3,358,608
34,482	The Progressive Corp.	2,613,736
34,005	The Travelers Cos., Inc.	4,997,375

		18,702,671

IT Services – 1.8%
26,967	Fidelity National Information Services, Inc.	3,673,445
16,531	Visa, Inc. Class A	2,989,135

		6,662,580

Machinery – 1.9%
22,119	Deere & Co.	3,426,454
26,055	Stanley Black & Decker, Inc.	3,461,668

		6,888,122

Media – 2.6%
152,343	Comcast Corp. Class A	6,742,701

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
76,790	Fox Corp. Class A	$2,547,124

		9,289,825

Multi-Utilities – 4.5%
61,968	Ameren Corp.	4,780,831
82,441	CMS Energy Corp.	5,197,905
44,530	Sempra Energy	6,306,784

		16,285,520

Oil, Gas & Consumable Fuels – 9.5%
47,266	BP PLC ADR	1,746,479
106,438	Chevron Corp.	12,529,881
95,005	Exxon Mobil Corp.	6,505,942
42,877	Marathon Petroleum Corp.	2,109,977
130,802	Royal Dutch Shell PLC Class B ADR	7,293,520
96,615	The Williams Cos., Inc.	2,280,114
59,254	Viper Energy Partners LP	1,716,588

		34,182,501

Personal Products – 1.3%
75,097	Unilever NV	4,662,773

Pharmaceuticals – 5.9%
88,304	AstraZeneca PLC ADR	3,976,329
94,483	Johnson & Johnson	12,127,838
152,089	Pfizer, Inc.	5,406,764

		21,510,931

Road & Rail – 1.5%
32,335	Union Pacific Corp.	5,236,977

Semiconductors & Semiconductor Equipment – 3.1%
149,218	Marvell Technology Group Ltd.	3,576,755
58,673	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,501,230
41,198	Texas Instruments, Inc.	5,098,253

		11,176,238

Software – 1.8%
27,988	Citrix Systems, Inc.	2,602,324
27,182	Microsoft Corp.	3,747,311

		6,349,635

Technology Hardware, Storage & Peripherals – 0.7%
11,858	Apple, Inc.	2,475,239

Tobacco – 0.9%
43,845	Philip Morris International, Inc.	3,160,786

Water Utilities – 1.7%
49,311	American Water Works Co., Inc.	6,278,276

Wireless Telecommunication Services – 0.8%
157,399	Vodafone Group PLC ADR	2,962,249

TOTAL COMMON STOCKS
(Cost $322,172,166)		$358,381,224

Investment Company(a) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,313,684	2.045%	$2,313,684
(Cost $2,313,684)

TOTAL INVESTMENTS – 99.7%
(Cost $324,485,850)		$360,694,908

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		969,034

NET ASSETS – 100.0%		$361,663,942

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 97.0%
Aerospace & Defense – 3.6%
356	Northrop Grumman Corp.	$130,962
209	The Boeing Co.	76,095

		207,057

Banks – 9.8%
7,955	Bank of America Corp.	218,842
2,241	JPMorgan Chase & Co.	246,196
647	M&T Bank Corp.	94,598

		559,636

Capital Markets – 5.4%
1,837	Intercontinental Exchange, Inc.	171,723
3,238	Morgan Stanley	134,344

		306,067

Chemicals – 3.4%
2,807	DuPont de Nemours, Inc.	190,680

Construction Materials – 1.8%
404	Martin Marietta Materials, Inc.	102,523

Consumer Finance – 3.1%
1,487	American Express Co.	178,990

Entertainment – 2.4%
2,736	Activision Blizzard, Inc.	138,442

Equity Real Estate Investment Trusts (REITs) – 4.6%
823	Alexandria Real Estate Equities, Inc.	123,318
1,629	Prologis, Inc.	136,217

		259,535

Food & Staples Retailing – 5.5%
2,718	Walmart, Inc.	310,559

Health Care Equipment & Supplies – 5.3%
3,297	Boston Scientific Corp.*	140,881
1,165	Zimmer Biomet Holdings, Inc.	162,168

		303,049

Health Care Providers & Services – 2.8%
571	Humana, Inc.	161,713

Hotels, Restaurants & Leisure – 1.7%
948	Royal Caribbean Cruises Ltd.	98,857

Household Products – 3.1%
1,479	The Procter & Gamble Co.	177,820

Industrial Conglomerates – 5.6%
10,223	General Electric Co.	84,340
1,442	Honeywell International, Inc.	237,382

		321,722

Insurance – 2.6%
1,646	Arthur J. Gallagher & Co.	149,309

Interactive Media & Services* – 5.3%
252	Alphabet, Inc. Class A	300,014

Common Stocks – (continued)
Machinery – 2.2%
934	Stanley Black & Decker, Inc.	124,091

Multi-Utilities – 4.8%
3,535	Ameren Corp.	272,725

Oil, Gas & Consumable Fuels – 7.2%
1,353	Cheniere Energy, Inc.*	80,787
1,661	Chevron Corp.	195,533
2,747	Marathon Petroleum Corp.	135,180

		411,500

Pharmaceuticals – 8.1%
4,083	AstraZeneca PLC ADR	183,857
2,958	Elanco Animal Health, Inc.*	76,967
1,569	Johnson & Johnson	201,397

		462,221

Road & Rail – 2.7%
933	Union Pacific Corp.	151,109

Semiconductors & Semiconductor Equipment – 2.0%
4,687	Marvell Technology Group Ltd.	112,347

Software – 4.0%
1,143	Citrix Systems, Inc.	106,276
895	Microsoft Corp.	123,385

		229,661

TOTAL COMMON STOCKS
(Cost $5,283,886)		$5,529,627

Shares	Dividend Rate	Value

Investment Company(a) – 2.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
123,228	2.045%	$123,228
(Cost $123,228)

TOTAL INVESTMENTS – 99.1%
(Cost $5,407,114)		$5,652,855

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		49,420

NET ASSETS – 100.0%		$5,702,275

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.6%
Aerospace & Defense – 1.9%
12,865	Northrop Grumman Corp.	$4,732,648
11,490	The Boeing Co.	4,183,394

		8,916,042

Auto Components – 0.6%
36,826	Aptiv PLC	3,062,818

Banks – 10.1%
483,636	Bank of America Corp.	13,304,826
48,511	Citigroup, Inc.	3,121,683
43,110	First Republic Bank	3,867,829
162,227	JPMorgan Chase & Co.	17,822,258
31,817	M&T Bank Corp.	4,651,964
108,217	Wells Fargo & Co.	5,039,666

		47,808,226

Beverages – 0.8%
19,150	Constellation Brands, Inc. Class A	3,913,302

Biotechnology* – 0.3%
15,320	Alexion Pharmaceuticals, Inc.	1,543,643

Capital Markets – 3.5%
10,410	BlackRock, Inc.	4,398,850
46,842	Intercontinental Exchange, Inc.	4,378,790
122,358	Morgan Stanley	5,076,633
32,308	Northern Trust Corp.	2,840,843

		16,695,116

Chemicals – 3.2%
30,934	Celanese Corp.	3,506,988
83,471	DuPont de Nemours, Inc.	5,670,185
30,934	Linde PLC	5,843,742

		15,020,915

Commercial Services & Supplies – 0.6%
29,657	Waste Connections, Inc.	2,725,478

Communications Equipment – 0.4%
40,507	Cisco Systems, Inc.	1,896,133

Construction Materials – 0.7%
12,276	Martin Marietta Materials, Inc.	3,115,281

Consumer Finance – 0.8%
33,389	American Express Co.	4,019,034

Diversified Financial Services* – 3.6%
83,962	Berkshire Hathaway, Inc. Class B	17,078,710

Diversified Telecommunication Services – 3.8%
142,391	AT&T, Inc.	5,020,707
226,745	Verizon Communications, Inc.	13,187,489

		18,208,196

Electric Utilities – 3.0%
35,254	NextEra Energy, Inc.	7,723,446
104,780	Xcel Energy, Inc.	6,728,972

		14,452,418

Common Stocks – (continued)
Entertainment – 3.4%
100,066	Activision Blizzard, Inc.	5,063,340
79,346	The Walt Disney Co.	10,891,032

		15,954,372

Equity Real Estate Investment Trusts (REITs) – 5.6%
28,380	Alexandria Real Estate Equities, Inc.	4,252,459
28,479	AvalonBay Communities, Inc.	6,053,496
24,256	Extra Space Storage, Inc.	2,957,292
98,692	Hudson Pacific Properties, Inc.	3,355,528
52,341	Prologis, Inc.	4,376,754
74,472	Ventas, Inc.	5,465,500

		26,461,029

Food & Staples Retailing – 2.3%
97,808	Walmart, Inc.	11,175,542

Food Products – 1.7%
84,747	Conagra Brands, Inc.	2,403,425
99,084	Mondelez International, Inc. Class A	5,471,418

		7,874,843

Health Care Equipment & Supplies – 3.7%
57,840	Boston Scientific Corp.*	2,471,503
41,637	Danaher Corp.	5,916,202
10,999	The Cooper Cos., Inc.	3,406,940
42,325	Zimmer Biomet Holdings, Inc.	5,891,640

		17,686,285

Health Care Providers & Services – 2.3%
103,839	CVS Health Corp.	6,325,872
15,909	Humana, Inc.	4,505,588

		10,831,460

Hotels, Restaurants & Leisure – 2.1%
35,481	McDonald’s Corp.	7,733,793
23,667	Royal Caribbean Cruises Ltd.	2,467,995

		10,201,788

Household Products – 3.1%
122,456	The Procter & Gamble Co.	14,722,885

Industrial Conglomerates – 2.4%
617,090	General Electric Co.	5,090,992
39,182	Honeywell International, Inc.	6,450,141

		11,541,133

Insurance – 5.2%
26,809	American Financial Group, Inc.	2,706,905
67,169	American International Group, Inc.	3,495,475
43,601	Arthur J. Gallagher & Co.	3,955,047
43,405	Chubb Ltd.	6,783,333
32,308	Globe Life, Inc.	2,883,812
48,708	The Allstate Corp.	4,987,212

		24,811,784

Interactive Media & Services* – 1.5%
3,830	Alphabet, Inc. Class A	4,559,730

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Interactive Media & Services* – (continued)
13,454	Facebook, Inc. Class A	$2,498,004

		7,057,734

IT Services – 0.9%
30,050	Fidelity National Information Services, Inc.	4,093,411

Life Sciences Tools & Services – 0.6%
37,027	Agilent Technologies, Inc.	2,632,990

Machinery – 2.9%
27,104	Deere & Co.	4,198,681
77,971	ITT, Inc.	4,438,109
38,397	Stanley Black & Decker, Inc.	5,101,425

		13,738,215

Media – 1.6%
177,350	Comcast Corp. Class A	7,849,511

Multi-Utilities – 2.5%
72,669	Ameren Corp.	5,606,413
101,736	CMS Energy Corp.	6,414,455

		12,020,868

Oil, Gas & Consumable Fuels – 7.5%
49,788	Cheniere Energy, Inc.*	2,972,842
108,021	Chevron Corp.	12,716,232
22,881	Diamondback Energy, Inc.	2,244,168
56,466	EOG Resources, Inc.	4,189,213
127,955	Exxon Mobil Corp.	8,762,358
95,942	Marathon Petroleum Corp.	4,721,306

		35,606,119

Pharmaceuticals – 6.0%
92,112	AstraZeneca PLC ADR	4,147,803
134,338	Elanco Animal Health, Inc.*	3,495,475
21,506	Eli Lilly & Co.	2,429,533
109,101	Johnson & Johnson	14,004,204
127,170	Pfizer, Inc.	4,520,894

		28,597,909

Road & Rail – 1.7%
27,595	Norfolk Southern Corp.	4,802,910
21,506	Union Pacific Corp.	3,483,112

		8,286,022

Semiconductors & Semiconductor Equipment – 3.2%
161,638	Intel Corp.	7,663,258
125,598	Marvell Technology Group Ltd.	3,010,584
21,252	NXP Semiconductors NV	2,170,679
19,633	Texas Instruments, Inc.	2,429,584

		15,274,105

Software – 2.2%
39,477	Citrix Systems, Inc.	3,670,572
32,701	Microsoft Corp.	4,508,160
32,407	PTC, Inc.*	2,121,686

		10,300,418

Common Stocks – (continued)
Specialty Retail – 1.0%
14,118	Advance Auto Parts, Inc.	1,947,578
27,398	Ross Stores, Inc.	2,904,462

		4,852,040

Textiles, Apparel & Luxury Goods – 0.6%
37,709	PVH Corp.	2,858,342

Tobacco – 1.3%
85,880	Philip Morris International, Inc.	6,191,089

Water Utilities – 1.0%
35,745	American Water Works Co., Inc.	4,551,053

TOTAL COMMON STOCKS
(Cost $419,453,900)		$473,626,259

Shares	Dividend Rate	Value

Investment Company(a) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,287,426	2.045%	$1,287,426
(Cost $1,287,426)

TOTAL INVESTMENTS – 99.8%
(Cost $420,741,326)		$474,913,685

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		754,071

NET ASSETS – 100.0%		$475,667,756

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.0%
Aerospace & Defense – 1.6%
94,402	L3Harris Technologies, Inc.	$19,957,527

Auto Components – 0.8%
115,411	Aptiv PLC	9,598,733

Banks – 6.4%
367,046	Citizens Financial Group, Inc.	12,384,132
106,973	Comerica, Inc.	6,594,886
124,100	First Republic Bank	11,134,252
145,133	M&T Bank Corp.	21,219,896
246,271	SunTrust Banks, Inc.	15,148,129
294,554	Synovus Financial Corp.	10,468,449

		76,949,744

Beverages – 1.4%
175,400	Coca-Cola European Partners PLC	9,882,036
33,098	Constellation Brands, Inc. Class A	6,763,576

		16,645,612

Biotechnology* – 0.2%
284,140	Alder Biopharmaceuticals, Inc.	2,543,053

Capital Markets – 3.2%
50,039	Cboe Global Markets, Inc.	5,962,647
62,801	Evercore, Inc. Class A	5,009,008
105,315	Northern Trust Corp.	9,260,348
136,070	Raymond James Financial, Inc.	10,682,856
69,250	T. Rowe Price Group, Inc.	7,660,435

		38,575,294

Chemicals – 3.2%
146,914	Celanese Corp.	16,655,640
430,011	Corteva, Inc.	12,607,923
140,456	W.R. Grace & Co.	9,510,276

		38,773,839

Communications Equipment* – 1.4%
44,685	F5 Networks, Inc.	5,752,300
775,855	Viavi Solutions, Inc.	10,776,626

		16,528,926

Construction Materials – 1.5%
71,120	Martin Marietta Materials, Inc.	18,048,122

Containers & Packaging – 1.7%
99,933	Ball Corp.	8,035,613
123,019	Packaging Corp. of America	12,373,251

		20,408,864

Diversified Telecommunication Services – 0.4%
480,126	CenturyLink, Inc.	5,463,834

Electric Utilities – 2.1%
388,043	Xcel Energy, Inc.	24,920,121

Electrical Equipment – 1.4%
104,657	AMETEK, Inc.	8,993,176
49,229	Rockwell Automation, Inc.	7,521,699

		16,514,875

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 1.3%
67,750	Amphenol Corp. Class A	5,930,835
220,022	National Instruments Corp.	9,240,924

		15,171,759

Entertainment – 0.5%
88,876	World Wrestling Entertainment, Inc. Class A	6,348,413

Equity Real Estate Investment Trusts (REITs) – 14.1%
114,238	Alexandria Real Estate Equities, Inc.	17,117,422
94,113	AvalonBay Communities, Inc.	20,004,659
85,661	Boston Properties, Inc.	11,000,586
146,925	Camden Property Trust	15,904,631
150,262	CyrusOne, Inc.	11,038,247
115,019	Equity LifeStyle Properties, Inc.	15,495,360
45,873	Essex Property Trust, Inc.	14,737,160
56,891	Extra Space Storage, Inc.	6,936,151
221,975	HCP, Inc.	7,704,752
189,226	Hudson Pacific Properties, Inc.	6,433,684
97,341	Prologis, Inc.	8,139,654
77,079	Ryman Hospitality Properties, Inc.	6,140,113
27,179	SBA Communications Corp.	7,132,585
293,808	Ventas, Inc.	21,562,569

		169,347,573

Food & Staples Retailing* – 1.4%
427,049	US Foods Holding Corp.	17,274,132

Food Products – 2.2%
275,144	Conagra Brands, Inc.	7,803,084
198,102	Lamb Weston Holdings, Inc.	13,944,400
230,616	Nomad Foods Ltd.*	4,646,912

		26,394,396

Gas Utilities – 1.3%
141,953	Atmos Energy Corp.	15,647,479

Health Care Equipment & Supplies – 4.0%
105,489	DENTSPLY SIRONA, Inc.	5,501,251
44,057	The Cooper Cos., Inc.	13,646,656
204,891	Zimmer Biomet Holdings, Inc.	28,520,827

		47,668,734

Health Care Providers & Services* – 0.5%
37,787	Laboratory Corp. of America Holdings	6,331,590

Health Care Technology* – 0.5%
434,572	Change Healthcare, Inc.	6,097,045

Hotels, Restaurants & Leisure – 3.1%
343,312	MGM Resorts International	9,633,335
87,008	Restaurant Brands International, Inc.	6,825,778
138,916	Royal Caribbean Cruises Ltd.	14,486,160
56,637	Wynn Resorts Ltd.	6,238,565

		37,183,838

Household Durables – 1.0%
248,173	D.R. Horton, Inc.	12,277,118

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Industrial Conglomerates – 1.0%
80,530	Carlisle Cos., Inc.	$11,673,629

Insurance – 7.3%
73,783	American Financial Group, Inc.	7,449,870
285,799	Arch Capital Group Ltd.*	11,289,060
97,184	Globe Life, Inc.	8,674,644
126,050	Lincoln National Corp.	6,665,524
10,749	Markel Corp.*	12,286,967
56,320	Reinsurance Group of America, Inc.	8,671,590
39,051	The Hanover Insurance Group, Inc.	5,199,641
222,687	The Hartford Financial Services Group, Inc.	12,978,198
74,862	Willis Towers Watson PLC	14,820,430

		88,035,924

Internet & Direct Marketing Retail – 0.8%
73,622	Expedia Group, Inc.	9,578,222

IT Services – 2.0%
36,220	Alliance Data Systems Corp.	4,453,249
141,528	Fidelity National Information Services, Inc.	19,278,944

		23,732,193

Life Sciences Tools & Services – 1.1%
194,202	Agilent Technologies, Inc.	13,809,704

Machinery – 4.8%
171,543	Flowserve Corp.	7,321,455
122,552	Fortive Corp.	8,688,937
51,129	Ingersoll-Rand PLC	6,191,211
309,201	ITT, Inc.	17,599,721
133,878	Stanley Black & Decker, Inc.	17,787,031

		57,588,355

Media – 2.0%
223,730	Fox Corp. Class A	7,421,124
58,129	Liberty Broadband Corp. Class C*	6,129,122
253,450	Liberty Media Corp.-Liberty SiriusXM, Class A*	10,262,190

		23,812,436

Metals & Mining – 1.2%
790,434	Freeport-McMoRan, Inc.	7,264,088
247,811	Steel Dynamics, Inc.	6,690,897

		13,954,985

Mortgage Real Estate Investment Trusts (REITs) – 0.5%
285,966	Starwood Property Trust, Inc.	6,700,183

Multi-Utilities – 6.6%
193,065	Ameren Corp.	14,894,965
333,299	CMS Energy Corp.	21,014,502
309,710	Public Service Enterprise Group, Inc.	18,728,163
172,211	Sempra Energy	24,390,244

		79,027,874

Common Stocks – (continued)
Multiline Retail – 0.6%
44,936	Dollar General Corp.	7,014,060

Oil, Gas & Consumable Fuels – 5.0%
231,381	Cheniere Energy, Inc.*	13,815,760
141,577	Diamondback Energy, Inc.	13,885,872
84,841	Hess Corp.	5,340,741
155,124	Marathon Petroleum Corp.	7,633,652
489,609	Parsley Energy, Inc. Class A*	8,768,897
374,096	Viper Energy Partners LP	10,837,561

		60,282,483

Pharmaceuticals* – 1.1%
153,853	Catalent, Inc.	8,114,207
213,976	Elanco Animal Health, Inc.	5,567,656

		13,681,863

Real Estate Management & Development* – 0.5%
337,479	Cushman & Wakefield PLC	5,683,146

Road & Rail – 0.9%
69,218	Old Dominion Freight Line, Inc.	11,335,140

Semiconductors & Semiconductor Equipment – 2.9%
113,308	Advanced Micro Devices, Inc.*	3,563,537
50,122	Analog Devices, Inc.	5,504,899
685,691	Marvell Technology Group Ltd.	16,436,013
92,212	NXP Semiconductors NV	9,418,534

		34,922,983

Software – 1.2%
96,884	Citrix Systems, Inc.	9,008,274
93,483	PTC, Inc.*	6,120,332

		15,128,606

Specialty Retail – 1.5%
84,282	Advance Auto Parts, Inc.	11,626,702
31,777	Burlington Stores, Inc.*	6,434,525

		18,061,227

Technology Hardware, Storage & Peripherals – 0.7%
143,565	Western Digital Corp.	8,221,968

Textiles, Apparel & Luxury Goods – 0.9%
89,331	Capri Holdings Ltd.*	2,356,552
114,776	PVH Corp.	8,700,021

		11,056,573

Water Utilities – 1.2%
116,311	American Water Works Co., Inc.	14,808,717

TOTAL COMMON STOCKS
(Cost $1,061,679,985)		$1,192,780,892

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Dividend Rate	Value

Investment Company(a) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,441,679	2.045%	$11,441,679
(Cost $11,441,679)

TOTAL INVESTMENTS – 100.0%
(Cost $1,073,121,664)		$1,204,222,571

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		140,470

NET ASSETS – 100.0%		$1,204,363,041

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 1.5%
340,272	Aerojet Rocketdyne Holdings, Inc.*	$17,772,407
96,243	Curtiss-Wright Corp.	11,803,242
152,133	Mercury Systems, Inc.*	13,027,149
170,142	Moog, Inc. Class A	13,824,037
357,236	Parsons Corp.*	12,153,169
774,916	Triumph Group, Inc.	16,102,754

		84,682,758

Air Freight & Logistics* – 0.4%
758,363	Air Transport Services Group, Inc.	15,318,932
326,274	Atlas Air Worldwide Holdings, Inc.	8,434,183

		23,753,115

Airlines – 1.0%
968,627	SkyWest, Inc.	55,463,582

Auto Components – 0.8%
1,282,605	American Axle & Manufacturing Holdings, Inc.*	8,131,716
1,947,892	Dana, Inc.	24,796,665
166,378	Dorman Products, Inc.*	11,826,148

		44,754,529

Banks – 18.8%
691,321	Amalgamated Bank Class A	11,095,702
437,038	Ameris Bancorp	15,379,367
1,190,926	Atlantic Union Bankshares Corp.	43,004,338
1,264,177	BancorpSouth Bank	34,878,644
169,066	Bank of Hawaii Corp.	13,978,377
947,311	Banner Corp.	51,069,536
1,408,801	Brookline Bancorp, Inc.	19,779,566
371,781	Bryn Mawr Bank Corp.	12,677,732
2,171,402	CenterState Bank Corp.	49,117,113
1,248,843	Columbia Banking System, Inc.	43,097,572
691,771	Community Bank System, Inc.	42,191,113
937,082	ConnectOne Bancorp, Inc.	19,191,439
2,364,064	CVB Financial Corp.	48,628,797
588,938	FB Financial Corp.	21,125,206
1,269,395	First Financial Bankshares, Inc.	38,868,875
1,162,796	First Merchants Corp.	41,535,073
1,239,167	First Midwest Bancorp, Inc.	23,792,006
510,409	Flushing Financial Corp.	9,845,790
221,947	German American Bancorp, Inc.	6,776,042
1,268,230	Glacier Bancorp, Inc.	50,336,049
1,318,469	Great Western Bancorp, Inc.	39,329,930
680,449	Heritage Financial Corp.	17,814,155
1,082,604	Home BancShares, Inc.	19,183,743
613,075	Independent Bank Corp.	41,450,001
654,757	Independent Bank Group, Inc.	32,024,165
659,171	Lakeland Financial Corp.	27,902,708
892,728	LegacyTexas Financial Group, Inc.	36,066,211
577,605	Pacific Premier Bancorp, Inc.	17,016,243
474,958	Pinnacle Financial Partners, Inc.	25,016,038
1,258,545	Renasant Corp.	41,267,691
428,575	Sandy Spring Bancorp, Inc.	14,348,691
433,052	South State Corp.	31,863,966

Common Stocks – (continued)
Banks – (continued)
485,155	TCF Financial Corp.	18,707,577
392,380	The First of Long Island Corp.	8,538,189
683,093	Towne Bank	17,944,853
494,545	TriCo Bancshares	17,487,111
1,477,730	United Community Banks, Inc.	39,026,849

		1,041,356,458

Biotechnology* – 0.2%
294,159	Emergent BioSolutions, Inc.	12,884,164

Building Products – 0.4%
228,948	Armstrong World Industries, Inc.	21,857,666

Capital Markets – 1.8%
799,896	Brightsphere Investment Group, Inc.	7,271,055
586,571	Houlihan Lokey, Inc.	25,914,707
277,975	PJT Partners, Inc. Class A	11,566,540
799,012	Stifel Financial Corp.	42,683,221
557,553	Virtu Financial, Inc. Class A	10,481,996

		97,917,519

Chemicals – 1.6%
404,460	H.B. Fuller Co.	17,234,040
216,743	Ingevity Corp.*	16,509,314
169,560	Innospec, Inc.	14,104,001
101,143	Kraton Corp.*	2,775,364
661,993	PolyOne Corp.	21,190,396
78,516	Quaker Chemical Corp.	12,473,052
281,074	Tronox Holdings PLC Class A	2,088,380

		86,374,547

Commercial Services & Supplies – 0.7%
586,183	ABM Industries, Inc.	21,841,179
360,968	Brady Corp. Class A	17,041,299

		38,882,478

Communications Equipment – 2.0%
133,191	Ciena Corp.*	5,451,507
684,079	Lumentum Holdings, Inc.*	38,144,245
1,521,146	NetScout Systems, Inc.*	33,693,384
295,474	Plantronics, Inc.	9,180,377
1,633,757	Viavi Solutions, Inc.*	22,692,885

		109,162,398

Construction & Engineering – 0.9%
375,915	EMCOR Group, Inc.	32,870,007
511,372	Granite Construction, Inc.	14,543,420

		47,413,427

Construction Materials* – 0.3%
873,782	Summit Materials, Inc. Class A	18,331,946

Diversified Consumer Services* – 0.7%
168,446	Adtalem Global Education, Inc.	7,196,013
199,687	Chegg, Inc.	7,915,593
1,543,507	OneSpaWorld Holdings Ltd.	24,233,060

		39,344,666

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – 3.7%
695,775	ALLETE, Inc.	$59,648,791
281,690	IDACORP, Inc.	30,932,379
964,928	PNM Resources, Inc.	49,220,977
1,180,116	Portland General Electric Co.	67,136,799

		206,938,946

Electronic Equipment, Instruments & Components – 2.2%
743,023	CTS Corp.	21,198,446
222,982	FARO Technologies, Inc.*	10,979,633
531,623	II-VI, Inc.*	19,941,179
1,173,146	Knowles Corp.*	23,791,401
117,397	Rogers Corp.*	15,545,711
329,591	SYNNEX Corp.	27,623,022

		119,079,392

Energy Equipment & Services* – 1.2%
1,388,879	Apergy Corp.	36,083,076
1,165,189	Cactus, Inc. Class A	29,677,364

		65,760,440

Entertainment* – 0.6%
509,798	Live Nation Entertainment, Inc.	35,436,059

Equity Real Estate Investment Trusts (REITs) – 10.6%
1,819,700	Acadia Realty Trust	49,768,795
666,010	Chatham Lodging Trust	11,049,106
2,376,539	Chesapeake Lodging Trust	61,195,879
1,843,942	Columbia Property Trust, Inc.	39,441,919
941,107	CyrusOne, Inc.	69,133,720
1,645,635	Healthcare Realty Trust, Inc.	54,684,451
928,151	Hudson Pacific Properties, Inc.	31,557,134
235,637	Life Storage, Inc.	24,968,097
558,398	National Health Investors, Inc.	46,324,698
2,008,468	Pebblebrook Hotel Trust	54,168,382
887,880	Preferred Apartment Communities, Inc. Class A	11,950,865
306,848	PS Business Parks, Inc.	55,112,969
2,681,658	RLJ Lodging Trust	43,469,676
1,272,486	STAG Industrial, Inc.	37,003,893

		589,829,584

Food & Staples Retailing* – 1.0%
951,570	BJ’s Wholesale Club Holdings, Inc.	24,988,228
357,464	Grocery Outlet Holding Corp.	14,459,419
283,086	Performance Food Group Co.	13,245,594

		52,693,241

Food Products* – 2.2%
1,334,687	Darling Ingredients, Inc.	24,825,178
2,082,962	Hostess Brands, Inc.	29,203,127
1,036,493	Nomad Foods Ltd.	20,885,334
1,529,481	The Simply Good Foods Co.	45,318,522

		120,232,161

Gas Utilities – 1.8%
508,483	Chesapeake Utilities Corp.	48,092,322

Common Stocks – (continued)
Gas Utilities – (continued)
1,077,031	New Jersey Resources Corp.	49,263,398

		97,355,720

Health Care Equipment & Supplies – 1.5%
782,838	Avanos Medical, Inc.*	25,974,565
285,501	CONMED Corp.	28,769,936
292,443	Orthofix Medical, Inc.*	14,867,802
677,480	Wright Medical Group NV*	14,125,458

		83,737,761

Health Care Providers & Services* – 0.5%
411,080	Acadia Healthcare Co., Inc.	10,877,177
332,522	AMN Healthcare Services, Inc.	19,419,285

		30,296,462

Health Care Technology* – 1.0%
3,425,862	Allscripts Healthcare Solutions, Inc.	31,106,827
453,977	HMS Holdings Corp.	16,583,780
346,254	Vocera Communications, Inc.	7,946,529

		55,637,136

Hotels, Restaurants & Leisure – 2.0%
738,384	Boyd Gaming Corp.	17,750,751
63,198	Dine Brands Global, Inc.	4,458,619
168,873	Eldorado Resorts, Inc.*	6,503,299
81,167	Jack in the Box, Inc.	6,925,169
476,892	Marriott Vacations Worldwide Corp.	47,016,782
1,294,301	The Wendy’s Co.	28,474,622

		111,129,242

Household Durables – 1.9%
1,294,188	KB Home	36,353,741
548,088	Meritage Homes Corp.*	35,812,070
378,283	TopBuild Corp.*	35,036,571

		107,202,382

Household Products* – 0.1%
151,362	Central Garden & Pet Co. Class A	3,641,770

Insurance – 5.1%
283,509	AMERISAFE, Inc.	19,477,068
896,109	CNO Financial Group, Inc.	12,975,658
137,333	Enstar Group Ltd.*	24,530,421
690,078	James River Group Holdings Ltd.	34,007,044
334,502	Kemper Corp.	23,408,450
409,496	Kinsale Capital Group, Inc.	40,224,792
219,866	Primerica, Inc.	26,201,431
277,667	ProAssurance Corp.	10,848,450
397,074	RLI Corp.	36,360,066
683,813	Selective Insurance Group, Inc.	54,452,029

		282,485,409

Interactive Media & Services* – 0.2%
1,136,893	Cars.com, Inc.	10,129,717

Internet & Direct Marketing Retail – 0.5%
152,898	Expedia Group, Inc.	19,892,030

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
218,165	Revolve Group, Inc.*	$4,945,800

		24,837,830

IT Services – 1.7%
89,723	CACI International, Inc. Class A*	19,944,526
1,884,999	KBR, Inc.	48,105,174
654,563	LiveRamp Holdings, Inc.*	27,727,289

		95,776,989

Life Sciences Tools & Services* – 0.9%
164,986	Cambrex Corp.	9,887,611
811,812	Syneos Health, Inc.	42,644,484

		52,532,095

Machinery – 5.0%
134,809	Alamo Group, Inc.	15,392,492
443,700	CIRCOR International, Inc.*	15,249,969
978,124	Federal Signal Corp.	29,060,064
419,430	ITT, Inc.	23,873,956
919,514	Kennametal, Inc.	27,484,273
367,551	Navistar International Corp.*	8,453,673
141,700	RBC Bearings, Inc.*	22,605,401
1,890,441	Rexnord Corp.*	49,491,745
665,283	Terex Corp.	16,518,977
1,198,919	TriMas Corp.*	35,224,240
339,370	Watts Water Technologies, Inc. Class A	31,096,473

		274,451,263

Media – 1.4%
1,423,730	Gray Television, Inc.*	21,783,069
1,307,927	Liberty Latin America Ltd. Class C*	21,567,716
142,379	MSG Networks, Inc. Class A*	2,335,015
205,293	Nexstar Media Group, Inc. Class A	20,301,425
703,396	TEGNA, Inc.	10,065,597

		76,052,822

Metals & Mining – 1.9%
991,882	Allegheny Technologies, Inc.*	19,659,101
559,606	Carpenter Technology Corp.	27,219,236
2,254,227	Cleveland-Cliffs, Inc.	17,898,563
2,117,151	Constellium SE*	25,490,498
125,358	Royal Gold, Inc.	16,720,250

		106,987,648

Mortgage Real Estate Investment Trusts (REITs) – 2.5%
635,829	Granite Point Mortgage Trust, Inc.	11,629,312
5,273,876	MFA Financial, Inc.	37,813,691
1,115,747	PennyMac Mortgage Investment Trust	24,278,655
1,580,164	Redwood Trust, Inc.	26,230,722
2,986,461	Two Harbors Investment Corp.	37,719,003

		137,671,383

Oil, Gas & Consumable Fuels – 4.6%
460,916	Brigham Minerals, Inc. Class A	9,213,711

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
2,930,565	Callon Petroleum Co.*	12,044,622
860,596	Centennial Resource Development, Inc. Class A*	4,148,073
683,890	Delek US Holdings, Inc.	22,397,398
1,837,278	Falcon Minerals Corp.	10,766,449
2,312,065	Golar LNG Ltd.	27,074,281
1,489,803	Matador Resources Co.*	23,315,417
265,982	PBF Energy, Inc. Class A	6,303,773
897,232	PDC Energy, Inc.*	28,576,839
888,571	Rattler Midstream LP*	16,269,735
1,870,403	Viper Energy Partners LP	54,185,575
3,777,384	WPX Energy, Inc.*	40,644,652

		254,940,525

Paper & Forest Products – 0.2%
401,604	Boise Cascade Co.	12,610,366

Pharmaceuticals* – 0.4%
762,630	Prestige Consumer Healthcare, Inc.	24,312,644

Professional Services* – 0.5%
432,028	ASGN, Inc.	26,988,789

Real Estate Management & Development – 0.5%
1,380,398	Kennedy-Wilson Holdings, Inc.	28,960,750

Road & Rail* – 0.9%
570,309	Saia, Inc.	48,784,232

Semiconductors & Semiconductor Equipment – 2.0%
148,882	Cree, Inc.*	6,391,504
637,886	Entegris, Inc.	27,320,658
703,527	MACOM Technology Solutions Holdings, Inc.*	13,817,270
657,665	Nanometrics, Inc.*	17,947,678
462,606	Semtech Corp.*	19,415,574
148,182	Silicon Laboratories, Inc.*	16,151,838
372,313	Synaptics, Inc.*	11,921,462

		112,965,984

Software* – 1.7%
674,250	Avaya Holdings Corp.	9,520,410
276,143	Bottomline Technologies DE, Inc.	11,388,137
530,207	CommVault Systems, Inc.	22,995,078
424,854	Cornerstone OnDemand, Inc.	22,164,633
507,236	Verint Systems, Inc.	27,030,607

		93,098,865

Specialty Retail – 2.5%
486,356	Aaron’s, Inc.	31,180,283
177,871	Abercrombie & Fitch Co. Class A	2,600,474
290,083	Asbury Automotive Group, Inc.*	27,354,827
444,363	Bed Bath & Beyond, Inc.	4,296,990
164,611	Burlington Stores, Inc.*	33,332,082
414,617	Designer Brands, Inc. Class A	6,837,034
738,421	Guess?, Inc.	13,343,268
436,751	Rent-A-Center, Inc.*	11,150,253
384,905	Sally Beauty Holdings, Inc.*	4,707,388

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
118,180	Shoe Carnival, Inc.	$3,632,853

		138,435,452

Textiles, Apparel & Luxury Goods – 0.9%
251,121	Columbia Sportswear Co.	23,552,639
874,303	Crocs, Inc.*	19,496,957
312,965	G-III Apparel Group Ltd.*	6,418,912

		49,468,508

Thrifts & Mortgage Finance – 2.5%
3,698,731	MGIC Investment Corp.	46,788,947
1,302,481	OceanFirst Financial Corp.	27,378,151
1,074,503	Provident Financial Services, Inc.	25,583,917
1,152,104	Washington Federal, Inc.	41,014,902

		140,765,917

Trading Companies & Distributors – 1.9%
1,039,915	Beacon Roofing Supply, Inc.*	33,152,490
444,751	Foundation Building Materials, Inc.*	7,618,585
699,441	H&E Equipment Services, Inc.	16,989,422
479,489	Kaman Corp.	27,997,363
1,117,850	Univar, Inc.*	21,630,397

		107,388,257

TOTAL COMMON STOCKS
(Cost $4,717,034,776)		$5,500,794,994

Exchange Traded Fund – 0.3%
146,808	iShares Russell 2000 Value ETF
(Cost $16,835,700)		$16,765,474

Shares	Dividend Rate	Value

Investment Company(a) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
28,510,352	2.045%	$28,510,352
(Cost $28,510,352)

TOTAL INVESTMENTS – 100.0%
(Cost $4,762,380,828)		$5,546,070,820

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(549,598)

NET ASSETS – 100.0%		$5,545,521,222

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
LP	—Limited Partnership
PLC	—Public Limited Company

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 1.3%
4,348	Curtiss-Wright Corp.	$533,239
5,287	Hexcel Corp.	444,901
7,096	Parsons Corp.*	241,406
14,534	Triumph Group, Inc.	302,016

		1,521,562

Air Freight & Logistics* – 0.4%
13,495	Air Transport Services Group, Inc.	272,599
2,713	XPO Logistics, Inc.	192,243

		464,842

Airlines – 0.8%
17,113	SkyWest, Inc.	979,890

Auto Components – 0.6%
18,121	BorgWarner, Inc.	591,288
9,217	Dana, Inc.	117,333

		708,621

Banks – 11.0%
9,256	Bank of Hawaii Corp.	765,286
9,227	BOK Financial Corp.	702,544
14,289	Commerce Bancshares, Inc.	815,473
11,897	Community Bank System, Inc.	725,598
8,252	Cullen/Frost Bankers, Inc.	684,999
20,347	East West Bancorp, Inc.	836,872
21,176	First Financial Bankshares, Inc.	648,409
18,407	Glacier Bancorp, Inc.	730,574
21,043	PacWest Bancorp	717,145
16,173	Pinnacle Financial Partners, Inc.	851,832
9,878	Prosperity Bancshares, Inc.	641,280
4,000	Signature Bank	466,600
5,913	South State Corp.	435,079
30,294	Synovus Financial Corp.	1,076,649
21,738	TCF Financial Corp.	838,217
36,906	Umpqua Holdings Corp.	579,793
17,286	Webster Financial Corp.	773,721
11,409	Wintrust Financial Corp.	716,828

		13,006,899

Building Products – 1.0%
4,244	Armstrong World Industries, Inc.	405,175
5,461	Fortune Brands Home & Security, Inc.	278,839
6,018	Trex Co., Inc.*	514,719

		1,198,733

Capital Markets – 1.5%
6,052	E*TRADE Financial Corp.	252,610
8,897	Evercore, Inc. Class A	709,625
10,956	Stifel Financial Corp.	585,270
11,026	Virtu Financial, Inc. Class A	207,289

		1,754,794

Chemicals – 2.5%
12,800	Ashland Global Holdings, Inc.	937,472
4,000	Celanese Corp.	453,480

Common Stocks – (continued)
Chemicals – (continued)
2,296	CF Industries Holdings, Inc.	110,644
9,717	H.B. Fuller Co.	414,041
3,111	Ingevity Corp.*	236,965
11,756	W.R. Grace & Co.	795,999

		2,948,601

Communications Equipment* – 1.6%
10,051	Ciena Corp.	411,388
6,609	Lumentum Holdings, Inc.	368,518
19,373	NetScout Systems, Inc.	429,112
45,215	Viavi Solutions, Inc.	628,036

		1,837,054

Construction & Engineering – 1.8%
19,068	AECOM*	676,533
10,861	Jacobs Engineering Group, Inc.	965,108
3,896	Valmont Industries, Inc.	527,908

		2,169,549

Construction Materials – 0.7%
6,157	Vulcan Materials Co.	869,676

Containers & Packaging – 1.2%
5,113	Avery Dennison Corp.	590,909
13,182	Crown Holdings, Inc.*	867,903

		1,458,812

Diversified Consumer Services – 1.6%
3,548	Bright Horizons Family Solutions, Inc.*	585,597
9,600	frontdoor, Inc.*	492,864
18,131	OneSpaWorld Holdings Ltd.*	284,657
3,374	Strategic Education, Inc.	570,982

		1,934,100

Diversified Financial Services – 0.3%
7,110	Voya Financial, Inc.	350,665

Diversified Telecommunication Services* – 0.6%
10,713	GCI Liberty, Inc. Class A	666,777

Electric Utilities – 3.2%
13,600	ALLETE, Inc.	1,165,928
28,416	Alliant Energy Corp.	1,490,419
10,156	IDACORP, Inc.	1,115,231

		3,771,578

Electrical Equipment – 1.8%
7,513	Hubbell, Inc.	985,255
32,138	nVent Electric PLC	651,116
11,895	Sensata Technologies Holding PLC*	542,174

		2,178,545

Electronic Equipment, Instruments & Components – 1.6%
3,131	Littelfuse, Inc.	488,655
6,712	SYNNEX Corp.	562,533
22,990	Trimble, Inc.*	862,585

		1,913,773

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services* – 0.9%
25,599	Apergy Corp.	$665,062
16,834	Cactus, Inc. Class A	428,762

		1,093,824

Entertainment – 0.9%
14,319	Live Nation Entertainment, Inc.*	995,314
366	World Wrestling Entertainment, Inc. Class A	26,143

		1,021,457

Equity Real Estate Investment Trusts (REITs) – 13.3%
12,417	Camden Property Trust	1,344,140
37,077	Columbia Property Trust, Inc.	793,077
15,269	CyrusOne, Inc.	1,121,661
31,060	Duke Realty Corp.	1,033,366
55,302	Empire State Realty Trust, Inc. Class A	777,546
9,774	Equity LifeStyle Properties, Inc.	1,316,753
7,200	Federal Realty Investment Trust	930,312
31,442	Healthcare Realty Trust, Inc.	1,044,818
10,713	Highwoods Properties, Inc.	462,909
21,738	Hudson Pacific Properties, Inc.	739,092
3,861	Life Storage, Inc.	409,111
7,026	Mid-America Apartment Communities, Inc.	890,054
11,235	National Health Investors, Inc.	932,055
38,642	Pebblebrook Hotel Trust	1,042,175
3,479	PS Business Parks, Inc.	624,863
54,780	RLJ Lodging Trust	887,984
47,615	SITE Centers Corp.	659,944
20,973	STAG Industrial, Inc.	609,895

		15,619,755

Food & Staples Retailing – 1.2%
1,740	Casey’s General Stores, Inc.	292,059
7,235	Grocery Outlet Holding Corp.*	292,656
19,825	US Foods Holding Corp.*	801,921

		1,386,636

Food Products – 2.4%
1,113	J&J Snack Foods Corp.	214,876
11,443	Lamb Weston Holdings, Inc.	805,473
23,101	Nomad Foods Ltd.*	465,485
13,287	Post Holdings, Inc.*	1,324,581

		2,810,415

Gas Utilities – 1.9%
12,487	Atmos Energy Corp.	1,376,442
19,791	New Jersey Resources Corp.	905,240

		2,281,682

Health Care Equipment & Supplies – 2.4%
9,739	Avanos Medical, Inc.*	323,140
7,200	Hill-Rom Holdings, Inc.	775,296
8,313	Integra LifeSciences Holdings Corp.*	498,946
4,584	STERIS PLC	707,770

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
3,199	West Pharmaceutical Services, Inc.	465,326

		2,770,478

Health Care Providers & Services* – 0.2%
9,948	Acadia Healthcare Co., Inc.	263,224

Health Care Technology* – 0.3%
43,963	Allscripts Healthcare Solutions, Inc.	399,184

Hotels, Restaurants & Leisure – 2.8%
22,364	Aramark	913,793
15,613	Boyd Gaming Corp.	375,337
15,443	Caesars Entertainment Corp.*	177,749
653	Dine Brands Global, Inc.	46,069
4,748	Eldorado Resorts, Inc.*	182,845
7,129	Marriott Vacations Worldwide Corp.	702,848
26,051	The Wendy’s Co.	573,122
1,322	Vail Resorts, Inc.	312,362

		3,284,125

Household Durables – 1.7%
627	Helen of Troy Ltd.*	96,251
18,530	KB Home	520,507
11,467	Lennar Corp. Class A	584,817
35	NVR, Inc.*	125,965
7,061	TopBuild Corp.*	653,990

		1,981,530

Industrial Conglomerates – 0.7%
6,087	Carlisle Cos., Inc.	882,372

Insurance – 6.3%
9,356	American Financial Group, Inc.	944,675
25,994	Brown & Brown, Inc.	958,919
6,435	CNO Financial Group, Inc.	93,179
10,748	Globe Life, Inc.	959,366
11,443	Kemper Corp.	800,781
4,765	Primerica, Inc.	567,845
5,531	Reinsurance Group of America, Inc.	851,608
7,206	The Hanover Insurance Group, Inc.	959,479
17,808	W.R. Berkley Corp.	1,268,820

		7,404,672

Internet & Direct Marketing Retail – 0.5%
4,070	Expedia Group, Inc.	529,507

IT Services – 2.4%
8,139	Booz Allen Hamilton Holding Corp.	614,576
4,592	CACI International, Inc. Class A*	1,020,755
14,052	Leidos Holdings, Inc.	1,227,583

		2,862,914

Leisure Products – 0.4%
4,870	Brunswick Corp.	226,942
3,513	Polaris, Inc.	288,136

		515,078

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – 2.8%
2,739	Bio-Rad Laboratories, Inc. Class A*	$924,988
7,930	PerkinElmer, Inc.	655,811
4,201	PRA Health Sciences, Inc.*	415,227
20,625	QIAGEN NV*	715,481
11,443	Syneos Health, Inc.*	601,101

		3,312,608

Machinery – 3.1%
22,782	Gardner Denver Holdings, Inc.*	653,388
3,792	IDEX Corp.	624,580
15,408	ITT, Inc.	877,023
22,643	Rexnord Corp.*	592,794
21,356	The Timken Co.	858,084

		3,605,869

Media – 0.8%
28,347	Gray Television, Inc.*	433,709
4,174	Nexstar Media Group, Inc. Class A	412,767
7,397	TEGNA, Inc.	105,851

		952,327

Metals & Mining – 1.9%
3,166	Allegheny Technologies, Inc.*	62,750
13,321	Carpenter Technology Corp.	647,933
41,426	Constellium SE*	498,769
3,757	Royal Gold, Inc.	501,109
18,886	Steel Dynamics, Inc.	509,922

		2,220,483

Mortgage Real Estate Investment Trusts (REITs) – 2.3%
114,081	MFA Financial, Inc.	817,961
16,313	PennyMac Mortgage Investment Trust	354,971
45,363	Redwood Trust, Inc.	753,026
59,301	Two Harbors Investment Corp.	748,971

		2,674,929

Oil, Gas & Consumable Fuels – 3.1%
9,113	Brigham Minerals, Inc. Class A	182,169
9,983	Diamondback Energy, Inc.	979,133
43,998	Parsley Energy, Inc. Class A*	788,004
27,199	Viper Energy Partners LP	787,955
86,883	WPX Energy, Inc.*	934,861

		3,672,122

Pharmaceuticals* – 0.8%
17,111	Catalent, Inc.	902,434

Professional Services* – 0.5%
9,252	ASGN, Inc.	577,973

Real Estate Management & Development – 0.8%
38,503	Cushman & Wakefield PLC*	648,391
15,930	Kennedy-Wilson Holdings, Inc.	334,211

		982,602

Common Stocks – (continued)
Road & Rail – 1.4%
6,018	Old Dominion Freight Line, Inc.	985,508
7,906	Saia, Inc.*	676,279

		1,661,787

Semiconductors & Semiconductor Equipment – 1.7%
12,434	Cree, Inc.*	533,792
12,904	Entegris, Inc.	552,678
13,774	Marvell Technology Group Ltd.	330,163
7,260	MKS Instruments, Inc.	568,385

		1,985,018

Software* – 2.0%
12,417	CommVault Systems, Inc.	538,525
8,730	Cornerstone OnDemand, Inc.	455,444
57,486	Nuance Communications, Inc.	966,340
14,017	Teradata Corp.	432,705

		2,393,014

Specialty Retail – 2.3%
6,400	Aaron’s, Inc.	410,304
4,383	Asbury Automotive Group, Inc.*	413,317
3,494	Burlington Stores, Inc.*	707,500
4,459	Five Below, Inc.*	547,877
4,383	Foot Locker, Inc.	158,621
6,470	Williams-Sonoma, Inc.	425,726

		2,663,345

Textiles, Apparel & Luxury Goods – 0.6%
3,513	Columbia Sportswear Co.	329,484
13,043	Levi Strauss & Co. Class A*	220,427
1,600	PVH Corp.	121,280

		671,191

Thrifts & Mortgage Finance – 1.0%
49,319	MGIC Investment Corp.	623,886
14,087	Washington Federal, Inc.	501,497

		1,125,383

Trading Companies & Distributors – 1.3%
13,982	Beacon Roofing Supply, Inc.*	445,746
25,495	Univar, Inc.*	493,328
3,270	Watsco, Inc.	534,809

		1,473,883

TOTAL COMMON STOCKS
(Cost $109,261,388)		$115,716,292

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Dividend Rate	Value

Investment Company(a) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,276,729	2.045%	$1,276,729
(Cost $1,276,729)

TOTAL INVESTMENTS – 99.3%
(Cost $110,538,117)		$116,993,021

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		883,484

NET ASSETS – 100.0%		$117,876,505

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated fund.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2019

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $322,172,166, $5,283,886 and $419,453,900)	$358,381,224	$5,529,627	$473,626,259
Investments of affiliated issuers, at value (cost $2,313,684, $123,228, and $1,287,426)	2,313,684	123,228	1,287,426
Cash	531,731	50,000	539,515
Receivables:
Dividends	974,569	12,558	1,030,125
Fund shares sold	43,150	—	12,679
Foreign tax reclaims	33,512	194	53,159
Reimbursement from investment adviser	28,853	29,048	44,384
Other assets	49,300	58,232	36,923
Total assets	362,356,023	5,802,887	476,630,470

Liabilities:
Payables:
Management fees	210,442	3,097	304,223
Fund shares redeemed	173,536	—	426,323
Distribution and Service fees and Transfer Agency fees	110,337	174	58,901
Investments purchased	5,555	148	7,833
Accrued expenses	192,211	97,193	165,434
Total liabilities	692,081	100,612	962,714

Net Assets:
Paid-in capital	309,871,778	5,340,094	407,387,911
Total distributable earnings	51,792,164	362,181	68,279,845
NET ASSETS	$361,663,942	$5,702,275	$475,667,756
Net Assets:
Class A	$312,147,776	$63,297	$84,723,377
Class C	8,116,399	30,285	21,481,296
Institutional	19,905,882	775,685	177,613,381
Service	174,509	—	1,004,478
Investor	2,320,960	31,548	4,190,686
Class P	11,500,435	4,738,804	180,475,339
Class R	1,524,795	30,908	4,007,652
Class R6	5,973,186	31,748	2,171,547
Total Net Assets	$361,663,942	$5,702,275	$475,667,756
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,010,991	5,922	5,873,627
Class C	218,637	2,857	1,575,188
Institutional	501,957	72,331	12,180,213
Service	4,464	—	69,934
Investor	59,650	2,950	290,445
Class P	290,041	442,454	12,095,243
Class R	39,352	2,903	286,855
Class R6	150,613	2,965	145,517
Net asset value, offering and redemption price per share:(a)
Class A	$38.96	$10.69	$14.42
Class C	37.12	10.60	13.64
Institutional	39.66	10.72	14.58
Service	39.10	—	14.36
Investor	38.91	10.69	14.43
Class P	39.65	10.71	14.92
Class R	38.75	10.65	13.97
Class R6	39.66	10.71	14.92

(a)	Maximum public offering price per share for Class A Shares of the Equity Income, Focused Value and Large Cap Value Funds is $41.23, $11.31 and $15.26, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2019

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,061,679,985, $4,733,870,476 and $109,261,388)	$1,192,780,892	$5,517,560,468	$115,716,292
Investments of affiliated issuers, at value (cost $11,441,679, $28,510,352 and $1,276,729)	11,441,679	28,510,352	1,276,729
Cash	3,498,726	6,692,458	633,971
Receivables:
Investments sold	2,592,278	9,653,932	550,883
Fund shares sold	1,465,051	4,479,974	119,054
Dividends and interest	1,193,353	4,333,874	118,236
Securities lending income	853	11,231	—
Reimbursement from investment adviser	—	159,646	37,880
Other assets	64,128	97,697	36,435
Total assets	1,213,036,960	5,571,499,632	118,489,480

Liabilities:
Payables:
Investments purchased	3,940,254	13,266,120	411,618
Fund shares redeemed	3,437,535	7,440,873	—
Management fees	768,150	4,314,633	80,225
Distribution and Service fees and Transfer Agency fees	253,877	440,434	4,972
Accrued expenses	274,103	516,350	116,160
Total liabilities	8,673,919	25,978,410	612,975

Net Assets:
Paid-in capital	1,068,811,428	4,686,185,997	113,883,325
Total distributable earnings	135,551,613	859,335,225	3,993,180
NET ASSETS	$1,204,363,041	$5,545,521,222	$117,876,505
Net Assets:
Class A	$526,863,913	$594,824,996	$1,467,230
Class C	28,175,230	8,867,055	993,625
Institutional	346,003,537	3,114,852,974	6,223,142
Service	47,597,240	75,859,857	—
Investor	41,809,020	132,433,611	3,252,642
Class P	141,460,142	231,929,572	48,725,142
Class R	21,916,177	84,683,866	160,179
Class R6	50,537,782	1,302,069,291	57,054,545
Total Net Assets	$1,204,363,041	$5,545,521,222	$117,876,505
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	16,297,610	12,601,376	122,337
Class C	1,002,528	261,005	85,159
Institutional	10,563,161	60,417,114	511,066
Service	1,507,267	1,667,298	—
Investor	1,325,213	2,827,307	268,959
Class P	4,322,244	4,500,640	4,006,639
Class R	702,395	1,842,743	13,393
Class R6	1,543,807	25,266,333	4,690,668
Net asset value, offering and redemption price per share:(a)
Class A	$32.33	$47.20	$11.99
Class C	28.10	33.97	11.67
Institutional	32.76	51.56	12.18
Service	31.58	45.50	—
Investor	31.55	46.84	12.09
Class P	32.73	51.53	12.16
Class R	31.20	45.96	11.96
Class R6	32.74	51.53	12.16

(a)	Maximum public offering price per share for Class A Shares of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $34.21, $49.95 and $12.69, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2019

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $61,031, $137 and $12,383)	$10,356,633	$93,609	$10,983,942

Dividends — affiliated issuers	16,891	594	64,691

Securities lending income — affiliated issuer	3,007	32	7,561

Total investment income	10,376,531	94,235	11,056,194

Expenses:

Management fees	2,480,755	34,509	3,749,771

Distribution and Service fees(a)	875,003	581	486,653

Transfer Agency fees(a)	590,552	1,787	350,814

Registration fees	126,726	113,269	171,198

Custody, accounting and administrative services	107,507	53,072	120,359

Professional fees	92,048	104,331	87,063

Printing and mailing costs	79,418	40,890	90,678

Trustee fees	16,867	16,257	17,094

Service Share fees — Service Plan	293	—	2,649

Service Share fees — Shareholder Administration Plan	293	—	2,649

Other	38,019	10,842	29,186

Total expenses	4,407,481	375,538	5,108,114

Less — expense reductions	(536,606)	(338,543)	(587,971)

Net expenses	3,870,875	36,995	4,520,143

NET INVESTMENT INCOME	6,505,656	57,240	6,536,051

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers (including commission recapture of $0, $0 and $9,955)	21,615,772	290,733	18,149,153

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(12,467,840)	(297,586)	(26,457,192)

Net realized and unrealized gain (loss)	9,147,932	(6,853)	(8,308,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,653,588	$50,387	$(1,771,988)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Equity Income	$777,847	$89,818	$7,338	$554,692	$16,025	$8,329	$47	$4,499	$3,243	$2,616	$1,101
Focused Value	140	292	149	99	52	287	—	54	1,232	53	10
Large Cap Value	226,555	235,373	24,725	161,615	41,995	64,505	424	9,481	63,466	8,823	505

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2019

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $41,549, $0 and $337)	$22,454,494	$102,337,899	$2,164,010

Dividends — affiliated issuers	110,981	1,206,472	36,968

Securities lending income — affiliated issuer	61,952	327,287	3,336

Total investment income	22,627,427	103,871,658	2,204,314

Expenses:

Management fees	9,870,269	54,500,996	961,436

Transfer Agency fees(a)	1,420,446	3,580,689	46,310

Distribution and Service fees(a)	1,879,577	2,375,665	14,600

Registration fees	187,311	280,323	129,994

Custody, accounting and administrative services	146,811	351,470	82,438

Service Share fees — Service Plan	136,339	219,954	—

Service Share fees — Shareholder Administration Plan	136,339	219,954	—

Printing and mailing costs	123,045	538,423	47,730

Professional fees	106,558	104,254	104,404

Trustee fees	18,390	26,368	16,452

Other	39,958	88,079	16,323

Total expenses	14,065,043	62,286,175	1,419,687

Less — expense reductions	(10,797)	(1,237,460)	(395,317)

Net expenses	14,054,246	61,048,715	1,024,370

NET INVESTMENT INCOME	8,573,181	42,822,943	1,179,944

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $11,070, $16,070 and $1,212)	38,698,754	113,737,025	(2,652,906)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(24,903,159)	(911,144,049)	(5,576,816)

Net realized and unrealized gain (loss)	13,795,595	(797,407,024)	(8,229,722)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,368,776	$(754,584,081)	$(7,049,778)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Mid Cap Value	$1,388,258	$371,629	$119,690	$990,416	$66,392	$162,736	$21,814	$78,027	$44,532	$42,708	$13,821
Small Cap Value	1,740,798	139,968	494,899	1,242,802	25,029	1,379,358	35,193	266,562	78,207	176,658	376,880
Small/Mid Cap Value	3,804	9,871	925	2,714	1,760	2,389	—	6,807	15,257	330	17,053

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Equity Income Fund			Focused Value Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$6,505,656	$6,912,858		$57,240	$50,976

Net realized gain (loss)	21,615,772	22,834,667		290,733	113,023

Net change in unrealized gain (loss)	(12,467,840)	9,945,582		(297,586)	382,741

Net increase (decrease) in net assets resulting from operations	15,653,588	39,693,107		50,387	546,740

Distributions to shareholders:

From distributable earnings:

Class A Shares	(8,020,555)	(6,132,663	)(a)	(2,623)	(4,676	)(a)

Class C Shares	(152,273)	(225,722	)(a)	(1,396)	(2,157	)(a)

Institutional Shares	(638,330)	(757,952	)(a)	(36,446)	(439,580	)(a)

Service Shares	(2,837)	(1,511	)(a)	—	—	(a)

Investor Shares	(72,187)	(60,208	)(a)	(1,721)	(2,468	)(a)

Class P Shares(b)	(316,996)	(71,219	)(a)	(248,134)	—

Class R Shares	(34,098)	(24,306	)(a)	(1,556)	(2,313	)(a)

Class R6 Shares	(66,115)	(268	)(a)	(1,772)	(2,519	)(a)

Total distributions to shareholders	(9,303,391)	(7,273,849)		(293,648)	(453,713)

From share transactions:

Proceeds from sales of shares	29,018,758	24,540,213		1,590,255	8,020,093

Reinvestment of distributions	9,089,293	7,092,658		293,648	453,712

Cost of shares redeemed	(58,668,643)	(75,994,046)		(2,771,195)	(6,718,862)

Net increase (decrease) in net assets resulting from share transactions	(20,560,592)	(44,361,175)		(887,292)	1,754,943

TOTAL INCREASE (DECREASE)	(14,210,395)	(11,941,917)		(1,130,553)	1,847,970

Net assets:(c)

Beginning of year	375,874,337	387,816,254		6,832,828	4,984,858

End of year	$361,663,942	$375,874,337		$5,702,275	$6,832,828

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior fiscal year presentation below:

Distributions from net investment income:	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Equity Income	$(6,132,663)	$(225,722)	$(757,952)	$(1,511)	$(60,208)	$(71,219)	$(24,306)	$(268)
Focused Value	(434)	—	(56,946)	—	(283)	—	(142)	(329)

Distributions from net realized gains:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Focused Value	$(4,242)	$(2,157)	$(382,634)	$—	$(2,185)	$(2,171)	$(2,190)

(b)	Class P Shares commenced operations on April 17, 2018.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,174,812 and $33,292 for the Equity Income and Focused Value Funds, respectively as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund			Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$6,536,051	$7,003,431		$8,573,181	$7,874,994

Net realized gain (loss)	18,149,153	79,648,698		38,698,754	253,719,524

Net change in unrealized gain (loss)	(26,457,192)	(22,561,147)		(24,903,159)	(42,318,723)

Net increase (decrease) in net assets resulting from operations	(1,771,988)	64,090,982		22,368,776	219,275,795

Distributions to shareholders:

From distributable earnings:

Class A Shares	(10,013,173)	(16,617,728	)(a)	(80,350,023)	(107,494,646	)(a)

Class C Shares	(2,416,782)	(5,867,147	)(a)	(5,982,773)	(14,362,231	)(a)

Institutional Shares	(17,040,940)	(81,543,072	)(a)	(65,676,202)	(173,256,802	)(a)

Service Shares	(105,614)	(420,112	)(a)	(8,245,430)	(11,309,204	)(a)

Investor Shares	(616,179)	(1,021,804	)(a)	(6,590,529)	(9,478,659	)(a)

Class P Shares(b)	(24,947,700)	—		(21,987,888)	—

Class R Shares	(536,342)	(930,857	)(a)	(3,452,428)	(4,519,818	)(a)

Class R6 Shares	(106,537)	(23,298	)(a)	(3,562,454)	(10,340,743	)(a)

Total distributions to shareholders	(55,783,267)	(106,424,018)		(195,847,727)	(330,762,103)

From share transactions:

Proceeds from sales of shares	88,531,579	336,834,925		210,398,630	427,486,951

Reinvestment of distributions	54,109,142	101,042,965		179,466,797	302,049,331

Cost of shares redeemed	(176,283,453)	(682,887,277)		(634,399,636)	(1,647,750,292)

Net increase (decrease) in net assets resulting from share transactions	(33,642,732)	(245,009,387)		(244,534,209)	(918,214,010)

TOTAL INCREASE (DECREASE)	(91,197,987)	(287,342,423)		(418,013,160)	(1,029,700,318)

Net assets:(c)
Beginning of year	566,865,743	854,208,166		1,622,376,201	2,652,076,519

End of year	$475,667,756	$566,865,743		$1,204,363,041	$1,622,376,201

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior fiscal year presentation below:

Distributions from net investment income:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Large Cap Value	$(1,439,786)	$(326,872)	$(9,497,922)	$(33,746)	$(119,672)	$(81,410)	$—
Mid Cap Value	(3,307,340)	—	(9,586,444)	(299,520)	(360,363)	(87,344)	(518,762)

Distributions from net realized gains:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Large Cap Value	$(15,177,942)	$(5,540,275)	$(72,045,150)	$(386,366)	$(902,132)	$(849,447)	$(23,298)
Mid Cap Value	(104,187,306)	(14,362,231)	(163,670,358)	(11,009,684)	(9,118,296)	(4,432,474)	(9,821,981)

(b)	Class P Shares commenced operations on April 17, 2018.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $4,845,111 and $270,300 for the Large Cap Value and Mid Cap Value Funds, respectively as of August 31, 2018.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund			Small/Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$42,822,943	$25,131,142		$1,179,944	$861,999

Net realized gain (loss)	113,737,025	694,975,746		(2,652,906)	7,650,955

Net change in unrealized gain (loss)	(911,144,049)	431,991,515		(5,576,816)	8,151,309

Net increase (decrease) in net assets resulting from operations	(754,584,081)	1,152,098,403		(7,049,778)	16,664,263

Distributions to shareholders:

From distributable earnings:

Class A Shares	(80,325,941)	(90,296,447	)(a)	(96,381)	(68,649	)(a)

Class C Shares	(2,159,452)	(5,250,602	)(a)	(60,960)	(43,477	)(a)

Institutional Shares	(373,807,352)	(461,156,882	)(a)	(360,731)	(2,213,891	)(a)

Service Shares	(10,384,854)	(13,771,001	)(a)	—	—	(a)

Investor Shares	(17,181,572)	(19,178,515	)(a)	(214,689)	(234,641	)(a)

Class P Shares(b)	(29,152,639)	—		(3,324,027)	—

Class R Shares	(11,383,758)	(13,586,906	)(a)	(11,847)	(5,587	)(a)

Class R6 Shares	(117,489,659)	(92,487,505	)(a)	(3,632,477)	(2,832,291	)(a)

Total distributions to shareholders	(641,885,227)	(695,727,858)		(7,701,112)	(5,398,536)

From share transactions:

Proceeds from sales of shares	1,302,962,484	1,602,296,827		18,504,369	77,203,850

Reinvestment of distributions	614,744,607	667,790,846		7,693,950	5,387,653

Cost of shares redeemed	(1,991,289,192)	(2,191,842,059)		(23,414,629)	(73,354,014)

Net increase (decrease) in net assets resulting from share transactions	(73,582,101)	78,245,614		2,783,690	9,237,489

TOTAL INCREASE (DECREASE)	(1,470,051,409)	534,616,159		(11,967,200)	20,503,216

Net assets:(c)
Beginning of year	7,015,572,631	6,480,956,472		129,843,705	109,340,489

End of year	$5,545,521,222	$7,015,572,631		$117,876,505	$129,843,705

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior fiscal year presentation below:

Distributions from net investment income:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Small Cap Value	$(1,178,855)	$—	$(23,542,391)	$(39,508)	$(742,667)	$—	$(4,966,579)
Small/Mid Cap Value	(10,160)	—	(468,442)	—	(45,272)	(512)	(607,300)

Distributions from net realized gains:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Small Cap Value	$(89,117,592)	$(5,250,602)	$(437,614,491)	$(13,731,493)	$(18,435,848)	$(13,586,906)	$(87,520,926)
Small/Mid Cap Value	(58,489)	(43,477)	(1,745,449)	—	(189,369)	(5,075)	(2,224,991)

(b)	Class P Shares commenced operations on April 17, 2018.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $4,433,547 and $332,639 for the Small Cap Value and Small/Mid Cap Value Funds, respectively as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$38.26	$35.17	$32.53	$30.47	$32.21

Net investment income(a)	0.67	0.67	0.61	0.68	0.55

Net realized and unrealized gain (loss)	0.99	3.12	2.60	2.02	(1.80)

Total from investment operations	1.66	3.79	3.21	2.70	(1.25)

Distributions to shareholders from net investment income	(0.66)	(0.70)	(0.57)	(0.64)	(0.49)

Distributions to shareholders from net realized gains	(0.30)	—	—	—	—

Total distributions	(0.96)	(0.70)	(0.57)	(0.64)	(0.49)

Net asset value, end of year	$38.96	$38.26	$35.17	$32.53	$30.47

Total return(b)	4.53%	10.88%	9.93%	9.01%	(3.98)%

Net assets, end of year (in 000s)	$312,148	$318,960	$327,650	$359,003	$369,115

Ratio of net expenses to average net assets	1.09%	1.12%	1.13%	1.13%	1.14%

Ratio of total expenses to average net assets	1.25%	1.27%	1.24%	1.26%	1.22%

Ratio of net investment income to average net assets	1.79%	1.81%	1.77%	2.22%	1.68%

Portfolio turnover rate(c)	42%	69%	43%	61%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$36.41	$33.50	$31.01	$29.08	$30.77

Net investment income(a)	0.38	0.37	0.33	0.43	0.29

Net realized and unrealized gain (loss)	0.96	2.98	2.48	1.93	(1.72)

Total from investment operations	1.34	3.35	2.81	2.36	(1.43)

Distributions to shareholders from net investment income	(0.33)	(0.44)	(0.32)	(0.43)	(0.26)

Distributions to shareholders from net realized gains	(0.30)	—	—	—	—

Total distributions	(0.63)	(0.44)	(0.32)	(0.43)	(0.26)

Net asset value, end of year	$37.12	$36.41	$33.50	$31.01	$29.08

Total return(b)	3.82%	10.06%	9.10%	8.21%	(4.70)%

Net assets, end of year (in 000s)	$8,116	$16,982	$18,460	$22,371	$23,534

Ratio of net expenses to average net assets	1.85%	1.87%	1.88%	1.88%	1.89%

Ratio of total expenses to average net assets	2.00%	2.02%	1.99%	2.01%	1.97%

Ratio of net investment income to average net assets	1.05%	1.06%	1.02%	1.47%	0.93%

Portfolio turnover rate(c)	42%	69%	43%	61%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$38.92	$35.77	$33.07	$30.96	$32.72

Net investment income(a)	0.83	0.81	0.77	0.82	0.69

Net realized and unrealized gain (loss)	1.01	3.18	2.64	2.06	(1.83)

Total from investment operations	1.84	3.99	3.41	2.88	(1.14)

Distributions to shareholders from net investment income	(0.80)	(0.84)	(0.71)	(0.77)	(0.62)

Distributions to shareholders from net realized gains	(0.30)	—	—	—	—

Total distributions	(1.10)	(0.84)	(0.71)	(0.77)	(0.62)

Net asset value, end of year	$39.66	$38.92	$35.77	$33.07	$30.96

Total return(b)	4.94%	11.30%	10.38%	9.46%	(3.59)%

Net assets, end of year (in 000s)	$19,906	$24,658	$37,415	$31,409	$29,243

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.74%

Ratio of total expenses to average net assets	0.86%	0.87%	0.84%	0.86%	0.82%

Ratio of net investment income to average net assets	2.17%	2.17%	2.19%	2.61%	2.09%

Portfolio turnover rate(c)	42%	69%	43%	61%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$38.39	$35.28	$32.53	$30.46	$32.20

Net investment income(a)	0.61	0.63	0.57	0.65	0.51

Net realized and unrealized gain (loss)	1.01	3.13	2.61	2.02	(1.79)

Total from investment operations	1.62	3.76	3.18	2.67	(1.28)

Distributions to shareholders from net investment income	(0.61)	(0.65)	(0.43)	(0.60)	(0.46)

Distributions to shareholders from net realized gains	(0.30)	—	—	—	—

Total distributions	(0.91)	(0.65)	(0.43)	(0.60)	(0.46)

Net asset value, end of year	$39.10	$38.39	$35.28	$32.53	$30.46

Total return(b)	4.40%	10.77%	9.84%	8.88%	(4.06)%

Net assets, end of year (in 000s)	$175	$84	$86	$324	$397

Ratio of net expenses to average net assets	1.23%	1.23%	1.23%	1.23%	1.24%

Ratio of total expenses to average net assets	1.36%	1.38%	1.33%	1.36%	1.32%

Ratio of net investment income to average net assets	1.60%	1.70%	1.66%	2.11%	1.58%

Portfolio turnover rate(c)	42%	69%	43%	61%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$38.20	$35.12	$32.49	$30.41	$32.15

Net investment income(a)	0.76	0.76	0.75	0.76	0.62

Net realized and unrealized gain (loss)	1.00	3.11	2.55	2.02	(1.79)

Total from investment operations	1.76	3.87	3.30	2.78	(1.17)

Distributions to shareholders from net investment income	(0.75)	(0.79)	(0.67)	(0.70)	(0.57)

Distributions to shareholders from net realized gains	(0.30)	—	—	—	—

Total distributions	(1.05)	(0.79)	(0.67)	(0.70)	(0.57)

Net asset value, end of year	$38.91	$38.20	$35.12	$32.49	$30.41

Total return(b)	4.82%	11.15%	10.21%	9.27%	(3.74)%

Net assets, end of year (in 000s)	$2,321	$2,851	$2,623	$743	$614

Ratio of net expenses to average net assets	0.85%	0.87%	0.88%	0.88%	0.89%

Ratio of total expenses to average net assets	1.00%	1.02%	1.00%	1.01%	0.97%

Ratio of net investment income to average net assets	2.04%	2.07%	2.17%	2.47%	1.90%

Portfolio turnover rate(c)	42%	69%	43%	61%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Income Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$38.92	$37.37

Net investment income(b)	0.82	0.31

Net realized and unrealized gain	1.01	1.48

Total from investment operations	1.83	1.79

Distributions to shareholders from net investment income	(0.80)	(0.24)

Distributions to shareholders from net realized gains	(0.30)	—

Total Distributions	(1.10)	(0.24)

Net asset value, end of period	$39.65	$38.92

Total return(c)	4.92%	4.84%

Net assets, end of period (in 000s)	$11,500	$10,835

Ratio of net expenses to average net assets	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	0.85%	0.95	%(d)

Ratio of net investment income to average net assets	2.16%	2.20	%(d)

Portfolio turnover rate(e)	42%	69%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$38.05	$34.98	$32.35	$30.32	$32.05

Net investment income(a)	0.57	0.57	0.53	0.60	0.46

Net realized and unrealized gain (loss)	1.00	3.10	2.59	2.00	(1.78)

Total from investment operations	1.57	3.67	3.12	2.60	(1.32)

Distributions to shareholders from net investment income	(0.57)	(0.60)	(0.49)	(0.57)	(0.41)

Distributions to shareholders from net realized gains	(0.30)	—	—	—	—

Total distributions	(0.87)	(0.60)	(0.49)	(0.57)	(0.41)

Net asset value, end of year	$38.75	$38.05	$34.98	$32.35	$30.32

Total return(b)	4.29%	10.59%	9.68%	8.71%	(4.19)%

Net assets, end of year (in 000s)	$1,525	$1,492	$1,571	$1,477	$1,167

Ratio of net expenses to average net assets	1.34%	1.37%	1.38%	1.38%	1.39%

Ratio of total expenses to average net assets	1.50%	1.52%	1.49%	1.51%	1.47%

Ratio of net investment income to average net assets	1.54%	1.55%	1.54%	1.96%	1.44%

Portfolio turnover rate(c)	42%	69%	43%	61%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Income Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$38.92	$35.76	$33.06	$30.97	$33.24

Net investment income(b)	0.80	0.83	0.77	0.82	0.08

Net realized and unrealized gain (loss)	1.04	3.17	2.64	2.04	(2.35)

Total from investment operations	1.84	4.00	3.41	2.86	(2.27)

Distributions to shareholders from net investment income	(0.80)	(0.84)	(0.71)	(0.77)	—

Distributions to shareholders from net realized gains	(0.30)	—	—	—	—

Total distributions	(1.10)	(0.84)	(0.71)	(0.77)	—

Net asset value, end of period	$39.66	$38.92	$35.76	$33.06	$30.97

Total return(c)	4.95%	11.34%	10.39%	9.40%	(6.83)%

Net assets, end of period (in 000s)	$5,973	$13	$11	$10	$9

Ratio of net expenses to average net assets	0.72%	0.72%	0.73%	0.73%	0.69	%(d)

Ratio of total expenses to average net assets	0.85%	0.86%	0.84%	0.86%	0.84	%(d)

Ratio of net investment income to average net assets	2.08%	2.22%	2.20%	2.62%	2.79	%(d)

Portfolio turnover rate(e)	42%	69%	43%	61%	47%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class A Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.08	$11.10	$9.89	$9.28	$10.00

Net investment income(b)	0.08	0.05	0.10	0.12	0.01

Net realized and unrealized gain (loss)	0.09	0.87	1.22	0.52	(0.73)

Total from investment operations	0.17	0.92	1.32	0.64	(0.72)

Distributions to shareholders from net investment income	(0.05)	(0.08)	(0.11)	(0.03)	—

Distributions to shareholders from net realized gains	(0.51)	(0.86)	—	—	—

Total distributions	(0.56)	(0.94)	(0.11)	(0.03)	—

Net asset value, end of period	$10.69	$11.08	$11.10	$9.89	$9.28

Total return(c)	2.10%	8.64%	13.42%	6.93%	(7.20)%

Net assets, end of period (in 000s)	$63	$52	$50	$25	$23

Ratio of net expenses to average net assets	1.09%	1.12%	1.13%	1.13%	1.13	%(d)

Ratio of total expenses to average net assets	8.11%	4.84%	7.96%	14.54%	25.55	%(d)

Ratio of net investment income to average net assets	0.78%	0.50%	0.95%	1.33%	0.97	%(d)

Portfolio turnover rate(e)	122%	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class C Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.03	$11.05	$9.84	$9.28	$10.00

Net investment income (loss)(b)	—	(0.03)	0.03	0.05	—	(c)

Net realized and unrealized gain (loss)	0.09	0.87	1.21	0.51	(0.72)

Total from investment operations	0.09	0.84	1.24	0.56	(0.72)

Distributions to shareholders from net investment income	(0.01)	—	(0.03)	— (c)	—

Distributions to shareholders from net realized gains	(0.51)	(0.86)	—	—	—

Total distributions	(0.52)	(0.86)	(0.03)	— (c)	—

Net asset value, end of period	$10.60	$11.03	$11.05	$9.84	$9.28

Total return(d)	1.27%	7.87%	12.64%	6.06%	(7.20)%

Net assets, end of period (in 000s)	$30	$30	$48	$25	$23

Ratio of net expenses to average net assets	1.85%	1.87%	1.88%	1.88%	1.89	%(e)

Ratio of total expenses to average net assets	8.79%	5.77%	8.66%	15.30%	26.30	%(e)

Ratio of net investment income (loss) to average net assets	0.05%	(0.24)%	0.25%	0.58%	0.21	%(e)

Portfolio turnover rate(f)	122%	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Institutional Shares
	Year Ended August 31,				Period Ending August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.13	$11.14	$9.92	$9.29	$10.00

Net investment income(b)	0.12	0.09	0.15	0.16	0.01

Net realized and unrealized gain (loss)	0.08	0.88	1.21	0.52	(0.72)

Total from investment operations	0.20	0.97	1.36	0.68	(0.71)

Distributions to shareholders from net investment income	(0.10)	(0.12)	(0.14)	(0.05)	—

Distributions to shareholders from net realized gains	(0.51)	(0.86)	—	—	—

Total distributions	(0.61)	(0.98)	(0.14)	(0.05)	—

Net asset value, end of period	$10.72	$11.13	$11.14	$9.92	$9.29

Total return(c)	2.47%	9.06%	13.79%	7.33%	(7.10)%

Net assets, end of period (in 000s)	$776	$1,007	$4,802	$3,206	$1,741

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.74	%(d)

Ratio of total expenses to average net assets	7.57%	4.40%	7.40%	13.52%	25.15	%(d)

Ratio of net investment income to average net assets	1.16%	0.86%	1.39%	1.73%	1.37	%(d)

Portfolio turnover rate(e)	122%	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Investor Shares
	Year Ended August 31,				Period Ending August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.13	$11.13	$9.91	$9.29	$10.00

Net investment income(b)	0.11	0.08	0.13	0.15	0.01

Net realized and unrealized gain (loss)	0.07	0.88	1.22	0.51	(0.72)

Total from investment operations	0.18	0.96	1.35	0.66	(0.71)

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.13)	(0.04)	—

Distributions to shareholders from net realized gains	(0.51)	(0.86)	—	—	—

Total distributions	(0.62)	(0.96)	(0.13)	(0.04)	—

Net asset value, end of period	$10.69	$11.13	$11.13	$9.91	$9.29

Total return(c)	2.26%	9.01%	13.65%	7.26%	(7.20)%

Net assets, end of period (in 000s)	$32	$31	$28	$25	$23

Ratio of net expenses to average net assets	0.85%	0.87%	0.88%	0.88%	0.89	%(d)

Ratio of total expenses to average net assets	7.79%	4.77%	7.61%	14.28%	25.30	%(d)

Ratio of net investment income to average net assets	1.05%	0.72%	1.20%	1.58%	1.21	%(d)

Portfolio turnover rate(e)	122%	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class P
	Year Ended August 31, 2019	Period Ending August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$11.15	$10.54

Net investment income(b)	0.12	0.04

Net realized and unrealized gain	0.08	0.57

Total from investment operations	0.20	0.61

Distributions to shareholders from net investment income	(0.13)	—

Distributions to shareholders from net realized gains	(0.51)	—

Total Distributions	(0.64)	—

Net asset value, end of period	$10.71	$11.15

Total return(c)	2.44%	5.79%

Net assets, end of period (in 000s)	$4,739	$5,652

Ratio of net expenses to average net assets	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	7.47%	5.91	%(d)

Ratio of net investment income to average net assets	1.16%	0.89	%(d)

Portfolio turnover rate(e)	122%	204%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class R Shares
	Year Ended August 31,				Period Ending August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.07	$11.09	$9.88	$9.28	$10.00

Net investment income(b)	0.06	0.02	0.07	0.10	0.01

Net realized and unrealized gain (loss)	0.09	0.87	1.22	0.52	(0.73)

Total from investment operations	0.15	0.89	1.29	0.62	(0.72)

Distributions to shareholders from net investment income	(0.06)	(0.05)	(0.08)	(0.02)	—

Distributions to shareholders from net realized gains	(0.51)	(0.86)	—	—	—

Total distributions	(0.57)	(0.91)	(0.08)	(0.02)	—

Net asset value, end of period	$10.65	$11.07	$11.09	$9.88	$9.28

Total return(c)	1.91%	8.35%	13.08%	6.60%	(7.10)%

Net assets, end of period (in 000s)	$31	$30	$28	$25	$23

Ratio of net expenses to average net assets	1.35%	1.37%	1.38%	1.38%	1.39	%(d)

Ratio of total expenses to average net assets	8.29%	5.27%	8.12%	14.79%	25.80	%(d)

Ratio of net investment income to average net assets	0.54%	0.22%	0.70%	1.08%	0.71	%(d)

Portfolio turnover rate(e)	122%	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class R6 Shares
	Year Ended August 31,				Period Ending August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.14	$11.15	$9.92	$9.29	$10.00

Net investment income(b)	0.12	0.10	0.15	0.16	0.01

Net realized and unrealized gain (loss)	0.09	0.87	1.22	0.52	(0.72)

Total from investment operations	0.21	0.97	1.37	0.68	(0.71)

Distributions to shareholders from net investment income	(0.13)	(0.12)	(0.14)	(0.05)	—

Distributions to shareholders from net realized gains	(0.51)	(0.86)	—	—	—

Total distributions	(0.64)	(0.98)	(0.14)	(0.05)	—

Net asset value, end of period	$10.71	$11.14	$11.15	$9.92	$9.29

Total return(c)	2.52%	9.06%	13.91%	7.34%	(7.10)%

Net assets, end of period (in 000s)	$32	$31	$28	$25	$23

Ratio of net expenses to average net assets	0.72%	0.72%	0.71%	0.71%	0.72	%(d)

Ratio of total expenses to average net assets	7.64%	4.64%	7.46%	14.11%	25.14	%(d)

Ratio of net investment income to average net assets	1.16%	0.87%	1.37%	1.75%	1.39	%(d)

Portfolio turnover rate(e)	122%	204%	126%	161%	2%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.16	$17.25	$16.08	$16.45	$18.50

Net investment income(a)	0.16	0.13	0.19	0.24	0.16

Net realized and unrealized gain (loss)	(0.25)	1.35	1.26	0.95	(1.11)

Total from investment operations	(0.09)	1.48	1.45	1.19	(0.95)

Distributions to shareholders from net investment income	(0.14)	(0.21)	(0.28)	(0.12)	(0.14)

Distributions to shareholders from net realized gains	(1.51)	(2.36)	—	(1.44)	(0.96)

Total distributions	(1.65)	(2.57)	(0.28)	(1.56)	(1.10)

Net asset value, end of year	$14.42	$16.16	$17.25	$16.08	$16.45

Total return(b)	0.38%	9.29%	9.04%	7.73%	(5.51)%

Net assets, end of year (in 000s)	$84,723	$92,226	$153,608	$197,754	$234,810

Ratio of net expenses to average net assets	1.11%	1.11%	1.14%	1.18%	1.17%

Ratio of total expenses to average net assets	1.28%	1.24%	1.22%	1.22%	1.20%

Ratio of net investment income to average net assets	1.10%	0.81%	1.14%	1.54%	0.92%

Portfolio turnover rate(c)	62%	171%	124%	116%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.32	$16.51	$15.43	$15.83	$17.86

Net investment income(a)	0.05	0.01	0.07	0.12	0.03

Net realized and unrealized gain (loss)	(0.22)	1.29	1.19	0.93	(1.08)

Total from investment operations	(0.17)	1.30	1.26	1.05	(1.05)

Distributions to shareholders from net investment income	—	(0.13)	(0.18)	(0.01)	(0.02)

Distributions to shareholders from net realized gains	(1.51)	(2.36)	—	(1.44)	(0.96)

Total distributions	(1.51)	(2.49)	(0.18)	(1.45)	(0.98)

Net asset value, end of year	$13.64	$15.32	$16.51	$15.43	$15.83

Total return(b)	(0.28)%	8.46%	8.18%	7.01%	(6.28)%

Net assets, end of year (in 000s)	$21,481	$36,819	$39,403	$41,587	$42,221

Ratio of net expenses to average net assets	1.86%	1.86%	1.89%	1.93%	1.92%

Ratio of total expenses to average net assets	2.03%	1.99%	1.97%	1.97%	1.95%

Ratio of net investment income to average net assets	0.35%	0.06%	0.41%	0.79%	0.16%

Portfolio turnover rate(c)	62%	171%	124%	116%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.32	$17.42	$16.25	$16.61	$18.67

Net investment income(a)	0.21	0.19	0.25	0.30	0.24

Net realized and unrealized gain (loss)	(0.26)	1.36	1.27	0.97	(1.12)

Total from investment operations	(0.05)	1.55	1.52	1.27	(0.88)

Distributions to shareholders from net investment income	(0.18)	(0.28)	(0.35)	(0.19)	(0.22)

Distributions to shareholders from net realized gains	(1.51)	(2.37)	—	(1.44)	(0.96)

Total distributions	(1.69)	(2.65)	(0.35)	(1.63)	(1.18)

Net asset value, end of year	$14.58	$16.32	$17.42	$16.25	$16.61

Total return(b)	0.69%	9.65%	9.41%	8.17%	(5.13)%

Net assets, end of year (in 000s)	$177,613	$174,803	$645,552	$905,400	$1,037,653

Ratio of net expenses to average net assets	0.79%	0.79%	0.78%	0.78%	0.77%

Ratio of total expenses to average net assets	0.89%	0.85%	0.82%	0.82%	0.80%

Ratio of net investment income to average net assets	1.42%	1.13%	1.46%	1.93%	1.31%

Portfolio turnover rate(c)	62%	171%	124%	116%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.03	$17.14	$15.99	$16.36	$18.42

Net investment income(a)	0.13	0.10	0.17	0.22	0.15

Net realized and unrealized gain (loss)	(0.24)	1.35	1.23	0.96	(1.11)

Total from investment operations	(0.11)	1.45	1.40	1.18	(0.96)

Distributions to shareholders from net investment income	(0.05)	(0.20)	(0.25)	(0.11)	(0.14)

Distributions to shareholders from net realized gains	(1.51)	(2.36)	—	(1.44)	(0.96)

Total distributions	(1.56)	(2.56)	(0.25)	(1.55)	(1.10)

Net asset value, end of year	$14.36	$16.03	$17.14	$15.99	$16.36

Total return(b)	0.20%	9.15%	8.80%	7.67%	(5.63)%

Net assets, end of year (in 000s)	$1,004	$1,201	$2,914	$3,549	$4,294

Ratio of net expenses to average net assets	1.29%	1.29%	1.28%	1.28%	1.27%

Ratio of total expenses to average net assets	1.39%	1.35%	1.32%	1.32%	1.30%

Ratio of net investment income to average net assets	0.91%	0.64%	1.01%	1.45%	0.84%

Portfolio turnover rate(c)	62%	171%	124%	116%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.17	$17.28	$16.11	$16.47	$18.34

Net investment income(a)	0.20	0.17	0.25	0.27	0.21

Net realized and unrealized gain (loss)	(0.26)	1.36	1.23	0.97	(1.12)

Total from investment operations	(0.06)	1.53	1.48	1.24	(0.91)

Distributions to shareholders from net investment income	(0.17)	(0.27)	(0.31)	(0.16)	—

Distributions to shareholders from net realized gains	(1.51)	(2.37)	—	(1.44)	(0.96)

Total distributions	(1.68)	(2.64)	(0.31)	(1.60)	(0.96)

Net asset value, end of year	$14.43	$16.17	$17.28	$16.11	$16.47

Total return(b)	0.64%	9.61%	9.26%	8.05%	(5.29)%

Net assets, end of year (in 000s)	$4,191	$7,447	$6,516	$3,654	$6,878

Ratio of net expenses to average net assets	0.86%	0.86%	0.88%	0.93%	0.92%

Ratio of total expenses to average net assets	1.03%	0.99%	0.97%	0.97%	0.95%

Ratio of net investment income to average net assets	1.35%	1.06%	1.47%	1.77%	1.17%

Portfolio turnover rate(c)	62%	171%	124%	116%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 2018(a)
Per Share Data

Net asset value, beginning of period	$16.66	$15.81

Net investment income(b)	0.21	0.08

Net realized and unrealized gain (loss)	(0.25)	0.77

Total from investment operations	(0.04)	0.85

Distributions to shareholders from net investment income	(0.19)	—

Distributions to shareholders from net realized gains	(1.51)	—

Total distributions	(1.70)	—

Net asset value, end of period	$14.92	$16.66

Total return(c)	0.74%	5.38%

Net assets, end of period (in 000s)	$180,475	$248,012

Ratio of net expenses to average net assets	0.78%	0.78	%(d)

Ratio of total expenses to average net assets	0.88%	0.85	%(d)

Ratio of net investment income to average net assets	1.43%	1.26	%(d)

Portfolio turnover rate(e)	62%	171%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.71	$16.86	$15.73	$16.12	$18.17

Net investment income(a)	0.12	0.09	0.15	0.20	0.12

Net realized and unrealized gain (loss)	(0.25)	1.32	1.22	0.94	(1.09)

Total from investment operations	(0.13)	1.41	1.37	1.14	(0.97)

Distributions to shareholders from net investment income	(0.10)	(0.20)	(0.24)	(0.09)	(0.12)

Distributions to shareholders from net realized gains	(1.51)	(2.36)	—	(1.44)	(0.96)

Total distributions	(1.61)	(2.56)	(0.24)	(1.53)	(1.08)

Net asset value, end of year	$13.97	$15.71	$16.86	$15.73	$16.12

Total return(b)	0.12%	9.05%	8.73%	7.51%	(5.77)%

Net assets, end of year (in 000s)	$4,008	$5,252	$6,204	$7,130	$7,710

Ratio of net expenses to average net assets	1.36%	1.36%	1.39%	1.43%	1.42%

Ratio of total expenses to average net assets	1.53%	1.49%	1.47%	1.47%	1.45%

Ratio of net investment income to average net assets	0.85%	0.56%	0.90%	1.30%	0.66%

Portfolio turnover rate(c)	62%	171%	124%	116%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$16.66	$17.45	$16.25	$16.61	$17.88

Net investment income(b)	0.22	0.18	0.21	0.31	0.03

Net realized and unrealized gain (loss)	(0.26)	1.39	1.34	0.96	(1.30)

Total from investment operations	(0.04)	1.57	1.55	1.27	(1.27)

Distributions to shareholders from net investment income	(0.19)	—	(0.35)	(0.19)	—

Distributions to shareholders from net realized gains	(1.51)	(2.36)	—	(1.44)	—

Total distributions	(1.70)	(2.36)	(0.35)	(1.63)	—

Net asset value, end of period	$14.92	$16.66	$17.45	$16.25	$16.61

Total return(c)	0.73%	9.67%	9.63%	8.21%	(7.10)%

Net assets, end of period (in 000s)	$2,172	$1,106	$11	$121,773	$9

Ratio of net expenses to average net assets	0.78%	0.78%	0.76%	0.76%	0.77	%(d)

Ratio of total expenses to average net assets	0.89%	0.85%	0.79%	0.80%	0.81	%(d)

Ratio of net investment income to average net assets	1.44%	1.12%	1.27%	2.05%	2.01	%(d)

Portfolio turnover rate(e)	62%	171%	124%	116%	79%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$36.62	$38.27	$35.25	$38.81	$49.03

Net investment income(a)	0.16	0.08	0.19	0.32	0.13

Net realized and unrealized gain (loss)	0.40	3.71	3.20	0.56	(1.75)

Total from investment operations	0.56	3.79	3.39	0.88	(1.62)

Distributions to shareholders from net investment income	(0.14)	(0.15)	(0.37)	(0.10)	(0.13)

Distributions to shareholders from net realized gains	(4.71)	(5.29)	—	(4.34)	(8.47)

Total distributions	(4.85)	(5.44)	(0.37)	(4.44)	(8.60)

Net asset value, end of year	$32.33	$36.62	$38.27	$35.25	$38.81

Total return(b)	3.39%	10.68%	9.66%	3.00%	(4.21)%

Net assets, end of year (in 000s)	$526,864	$630,820	$851,681	$1,363,093	$1,876,387

Ratio of net expenses to average net assets	1.22%	1.22%	1.17%	1.15%	1.14%

Ratio of total expenses to average net assets	1.23%	1.22%	1.17%	1.15%	1.14%

Ratio of net investment income to average net assets	0.49%	0.22%	0.51%	0.92%	0.31%

Portfolio turnover rate(c)	82%	137%	124%	111%	95%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$32.59	$34.68	$32.00	$35.80	$46.05

Net investment income (loss)(a)	(0.07)	(0.17)	(0.09)	0.05	(0.19)

Net realized and unrealized gain (loss)	0.29	3.33	2.92	0.49	(1.59)

Total from investment operations	0.22	3.16	2.83	0.54	(1.78)

Distributions to shareholders from net investment income	—	—	(0.15)	—	— (b)

Distributions to shareholders from net realized gains	(4.71)	(5.25)	—	(4.34)	(8.47)

Total distributions	(4.71)	(5.25)	(0.15)	(4.34)	(8.47)

Net asset value, end of year	$28.10	$32.59	$34.68	$32.00	$35.80

Total return(c)	2.58%	9.86%	8.86%	2.20%	(4.91)%

Net assets, end of year (in 000s)	$28,175	$78,897	$102,928	$141,081	$180,780

Ratio of net expenses to average net assets	1.98%	1.97%	1.92%	1.90%	1.89%

Ratio of total expenses to average net assets	1.98%	1.97%	1.92%	1.90%	1.89%

Ratio of net investment income (loss) to average net assets	(0.24)%	(0.53)%	(0.25)%	0.16%	(0.47)%

Portfolio turnover rate(d)	82%	137%	124%	111%	95%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$37.06	$38.68	$35.64	$39.22	$49.55

Net investment income(a)	0.29	0.21	0.34	0.46	0.29

Net realized and unrealized gain (loss)	0.39	3.77	3.25	0.56	(1.75)

Total from investment operations	0.68	3.98	3.59	1.02	(1.46)

Distributions to shareholders from net investment income	(0.27)	(0.26)	(0.55)	(0.26)	(0.40)

Distributions to shareholders from net realized gains	(4.71)	(5.34)	—	(4.34)	(8.47)

Total distributions	(4.98)	(5.60)	(0.55)	(4.60)	(8.87)

Net asset value, end of year	$32.76	$37.06	$38.68	$35.64	$39.22

Total return(b)	3.78%	11.13%	10.12%	3.39%	(3.82)%

Net assets, end of year (in 000s)	$346,004	$555,930	$1,424,886	$3,687,681	$5,868,055

Ratio of net expenses to average net assets	0.84%	0.83%	0.77%	0.75%	0.74%

Ratio of total expenses to average net assets	0.84%	0.83%	0.77%	0.75%	0.74%

Ratio of net investment income to average net assets	0.89%	0.58%	0.91%	1.31%	0.68%

Portfolio turnover rate(c)	82%	137%	124%	111%	95%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$35.89	$37.61	$34.63	$38.21	$48.40

Net investment income(a)	0.12	0.04	0.15	0.28	0.08

Net realized and unrealized gain (loss)	0.38	3.65	3.15	0.54	(1.71)

Total from investment operations	0.50	3.69	3.30	0.82	(1.63)

Distributions to shareholders from net investment income	(0.10)	(0.12)	(0.32)	(0.06)	(0.09)

Distributions to shareholders from net realized gains	(4.71)	(5.29)	—	(4.34)	(8.47)

Total distributions	(4.81)	(5.41)	(0.32)	(4.40)	(8.56)

Net asset value, end of year	$31.58	$35.89	$37.61	$34.63	$38.21

Total return(b)	3.25%	10.58%	9.56%	2.87%	(4.30)%

Net assets, end of year (in 000s)	$47,597	$65,727	$87,438	$139,677	$222,149

Ratio of net expenses to average net assets	1.34%	1.33%	1.27%	1.25%	1.24%

Ratio of total expenses to average net assets	1.34%	1.33%	1.28%	1.25%	1.24%

Ratio of net investment income to average net assets	0.38%	0.11%	0.40%	0.84%	0.19%

Portfolio turnover rate(c)	82%	137%	124%	111%	95%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$35.89	$37.57	$34.63	$38.23	$48.52

Net investment income(a)	0.23	0.17	0.27	0.39	0.22

Net realized and unrealized gain (loss)	0.37	3.63	3.17	0.55	(1.70)

Total from investment operations	0.60	3.80	3.44	0.94	(1.48)

Distributions to shareholders from net investment income	(0.23)	(0.18)	(0.50)	(0.20)	(0.34)

Distributions to shareholders from net realized gains	(4.71)	(5.30)	—	(4.34)	(8.47)

Total distributions	(4.94)	(5.48)	(0.50)	(4.54)	(8.81)

Net asset value, end of year	$31.55	$35.89	$37.57	$34.63	$38.23

Total return(b)	3.63%	10.98%	9.94%	3.24%	(3.96)%

Net assets, end of year (in 000s)	$41,809	$51,375	$77,446	$220,429	$304,390

Ratio of net expenses to average net assets	0.97%	0.97%	0.92%	0.90%	0.89%

Ratio of total expenses to average net assets	0.98%	0.97%	0.92%	0.90%	0.89%

Ratio of net investment income to average net assets	0.74%	0.47%	0.73%	1.16%	0.52%

Portfolio turnover rate(c)	82%	137%	124%	111%	95%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Class P
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$37.04	$35.64

Net investment income(b)	0.29	0.13

Net realized and unrealized gain	0.39	1.27

Total from investment operations	0.68	1.40

Distributions to shareholders from net investment income	(0.28)	—

Distributions to shareholders from net realized gains	(4.71)	—

Total Distributions	(4.99)	—

Net asset value, end of period	$32.73	$37.04

Total return(c)	3.80%	3.93%

Net assets, end of period (in 000s)	$141,460	$172,003

Ratio of net expenses to average net assets	0.83%	0.86	%(d)

Ratio of total expenses to average net assets	0.83%	0.86	%(d)

Ratio of net investment income to average net assets	0.89%	0.94	%(d)

Portfolio turnover rate(e)	82%	137%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$35.52	$37.28	$34.38	$38.00	$48.28

Net investment income (loss)(a)	0.08	(0.01)	0.09	0.22	— (b)

Net realized and unrealized gain (loss)	0.37	3.61	3.13	0.55	(1.69)

Total from investment operations	0.45	3.60	3.22	0.77	(1.69)

Distributions to shareholders from net investment income	(0.06)	(0.09)	(0.32)	(0.05)	(0.12)

Distributions to shareholders from net realized gains	(4.71)	(5.27)	—	(4.34)	(8.47)

Total distributions	(4.77)	(5.36)	(0.32)	(4.39)	(8.59)

Net asset value, end of year	$31.20	$35.52	$37.28	$34.38	$38.00

Total return(c)	3.10%	10.43%	9.40%	2.72%	(4.45)%

Net assets, end of year (in 000s)	$21,916	$28,103	$34,193	$40,111	$42,277

Ratio of net expenses to average net assets	1.47%	1.47%	1.42%	1.40%	1.39%

Ratio of total expenses to average net assets	1.48%	1.47%	1.43%	1.40%	1.39%

Ratio of net investment income (loss) to average net assets	0.25%	(0.03)%	0.25%	0.66%	0.01%

Portfolio turnover rate(d)	82%	137%	124%	111%	95%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$37.04	$38.66	$35.64	$39.23	$41.24

Net investment income (loss)(b)	0.27	0.22	0.36	0.47	(0.02)

Net realized and unrealized gain (loss)	0.41	3.76	3.22	0.56	(1.99)

Total from investment operations	0.68	3.98	3.58	1.03	(2.01)

Distributions to shareholders from net investment income	(0.27)	(0.27)	(0.56)	(0.28)	—

Distributions to shareholders from net realized gains	(4.71)	(5.33)	—	(4.34)	—

Total distributions	(4.98)	(5.60)	(0.56)	(4.62)	—

Net asset value, end of period	$32.74	$37.04	$38.66	$35.64	$39.23

Total return(c)	3.79%	11.10%	10.13%	3.41%	(4.87)%

Net assets, end of period (in 000s)	$50,538	$39,520	$73,505	$372,313	$10

Ratio of net expenses to average net assets	0.82%	0.82%	0.75%	0.73%	0.73	%(d)

Ratio of total expenses to average net assets	0.83%	0.82%	0.75%	0.73%	0.73	%(d)

Ratio of Net investment income (loss) to average net assets	0.85%	0.60%	0.97%	1.39%	(0.62	)%(d)

Portfolio turnover rate(e)	82%	137%	124%	111%	95%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$59.98	$56.63	$52.52	$49.78	$55.40

Net investment income(a)	0.20	0.04	0.16	0.20	0.16	(b)

Net realized and unrealized gain (loss)	(7.12)	9.70	5.92	5.11	(1.32)

Total from investment operations	(6.92)	9.74	6.08	5.31	(1.16)

Distributions to shareholders from net investment income	(0.02)	(0.08)	(0.22)	(0.16)	(0.10)

Distributions to shareholders from net realized gains	(5.84)	(6.31)	(1.75)	(2.41)	(4.36)

Total distributions	(5.86)	(6.39)	(1.97)	(2.57)	(4.46)

Net asset value, end of year	$47.20	$59.98	$56.63	$52.52	$49.78

Total return(c)	(11.16)%	18.15%	11.56%	11.22%	(2.31)%

Net assets, end of year (in 000s)	$594,825	$803,918	$851,497	$928,091	$950,196

Ratio of net expenses to average net assets	1.34%	1.33%	1.34%	1.35%	1.34%

Ratio of total expenses to average net assets	1.36%	1.36%	1.38%	1.39%	1.39%

Ratio of net investment income to average net assets	0.39%	0.07%	0.29%	0.42%	0.30	%(b)

Portfolio turnover rate(d)	47%	55%	68%	46%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$45.37	$44.50	$41.75	$40.23		$45.84

Net investment loss(a)	(0.13)	(0.31)	(0.20)	(0.13)		(0.19	)(b)

Net realized and unrealized gain (loss)	(5.43)	7.49	4.70	4.06		(1.06)

Total from investment operations	(5.56)	7.18	4.50	3.93		(1.25)

Distributions to shareholders from net investment income	—	—	—	(0.00	)(c)	—

Distributions to shareholders from net realized gains	(5.84)	(6.31)	(1.75)	(2.41)		(4.36)

Total distributions	(5.84)	(6.31)	(1.75)	(2.41)		(4.36)

Net asset value, end of year	$33.97	$45.37	$44.50	$41.75		$40.23

Total return(d)	(11.83)%	17.26%	10.72%	10.40%		(3.04)%

Net assets, end of year (in 000s)	$8,867	$37,157	$37,357	$47,925		$59,341

Ratio of net expenses to average net assets	2.09%	2.08%	2.09%	2.10%		2.09%

Ratio of total expenses to average net assets	2.11%	2.11%	2.13%	2.14%		2.14%

Ratio of net investment loss to average net assets	(0.36)%	(0.69)%	(0.45)%	(0.33)%		(0.45	)%(b)

Portfolio turnover rate(e)	47%	55%	68%	46%		49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$64.90	$60.78	$56.20	$53.10	$58.80

Net investment income(a)	0.43	0.28	0.41	0.42	0.39	(b)

Net realized and unrealized gain (loss)	(7.71)	10.46	6.34	5.45	(1.40)

Total from investment operations	(7.28)	10.74	6.75	5.87	(1.01)

Distributions to shareholders from net investment income	(0.22)	(0.31)	(0.42)	(0.36)	(0.33)

Distributions to shareholders from net realized gains	(5.84)	(6.31)	(1.75)	(2.41)	(4.36)

Total distributions	(6.06)	(6.62)	(2.17)	(2.77)	(4.69)

Net asset value, end of year	$51.56	$64.90	$60.78	$56.20	$53.10

Total return(c)	(10.81)%	18.62%	12.00%	11.66%	(1.92)%

Net assets, end of year (in 000s)	$3,114,853	$4,304,041	$4,393,986	$4,476,848	$4,503,821

Ratio of net expenses to average net assets	0.95%	0.94%	0.94%	0.95%	0.94%

Ratio of total expenses to average net assets	0.97%	0.97%	0.98%	0.99%	0.99%

Ratio of net investment income to average net assets	0.78%	0.45%	0.69%	0.82%	0.70	%(b)

Portfolio turnover rate(d)	47%	55%	68%	46%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$58.10	$55.04	$51.10	$48.50	$54.08

Net investment income (loss)(a)	0.14	(0.03)	0.09	0.15	0.11	(b)

Net realized and unrealized gain (loss)	(6.90)	9.42	5.77	4.96	(1.29)

Total from investment operations	(6.76)	9.39	5.86	5.11	(1.18)

Distributions to shareholders from net investment income	—	(0.02)	(0.17)	(0.10)	(0.04)

Distributions to shareholders from net realized gains	(5.84)	(6.31)	(1.75)	(2.41)	(4.36)

Total distributions	(5.84)	(6.33)	(1.92)	(2.51)	(4.40)

Net asset value, end of year	$45.50	$58.10	$55.04	$51.10	$48.50

Total return(c)	(11.26)%	18.02%	11.44%	11.11%	(2.41)%

Net assets, end of year (in 000s)	$75,860	$110,636	$145,996	$119,315	$134,195

Ratio of net expenses to average net assets	1.45%	1.44%	1.44%	1.45%	1.44%

Ratio of total expenses to average net assets	1.47%	1.47%	1.48%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	0.29%	(0.06)%	0.17%	0.32%	0.21	%(b)

Portfolio turnover rate(d)	47%	55%	68%	46%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$59.60	$56.32	$52.23	$49.55	$55.18

Net investment income(a)	0.32	0.18	0.29	0.32	0.28	(b)

Net realized and unrealized gain (loss)	(7.09)	9.64	5.90	5.07	(1.30)

Total from investment operations	(6.77)	9.82	6.19	5.39	(1.02)

Distributions to shareholders from net investment income	(0.15)	(0.23)	(0.35)	(0.30)	(0.25)

Distributions to shareholders from net realized gains	(5.84)	(6.31)	(1.75)	(2.41)	(4.36)

Total distributions	(5.99)	(6.54)	(2.10)	(2.71)	(4.61)

Net asset value, end of year	$46.84	$59.60	$56.32	$52.23	$49.55

Total return(c)	(10.94)%	18.44%	11.84%	11.50%	(2.07)%

Net assets, end of year (in 000s)	$132,434	$173,176	$168,986	$162,661	$128,838

Ratio of net expenses to average net assets	1.09%	1.08%	1.09%	1.10%	1.09%

Ratio of total expenses to average net assets	1.11%	1.11%	1.13%	1.14%	1.14%

Ratio of net investment income to average net assets	0.64%	0.31%	0.53%	0.67%	0.54	%(b)

Portfolio turnover rate(d)	47%	55%	68%	46%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Fund
	Class P
	Year ended August 31, 2019	Period ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$64.88	$60.80

Net investment income(b)	0.43	0.11

Net realized and unrealized gain (loss)	(7.71)	3.97

Total from investment operations	(7.28)	4.08

Distributions to shareholders from net investment income	(0.23)	—

Distributions to shareholders from net realized gains	(5.84)	—

Total Distributions	(6.07)	—

Net asset value, end of period	$51.53	$64.88

Total return(c)	(10.80)%	6.71%

Net assets, end of period (in 000s)	$231,930	$317,224

Ratio of net expenses to average net assets	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	0.96%	0.97	%(d)

Ratio of net investment income to average net assets	0.79%	0.46	%(d)

Portfolio turnover rate(e)	47%	55%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$58.69	$55.60	$51.62	$48.95	$54.58

Net investment income (loss)(a)	0.07	(0.11)	0.02	0.08	0.03	(b)

Net realized and unrealized gain (loss)	(6.96)	9.51	5.82	5.03	(1.30)

Total from investment operations	(6.89)	9.40	5.84	5.11	(1.27)

Distributions to shareholders from net investment income	—	—	(0.11)	(0.03)	—

Distributions to shareholders from net realized gains	(5.84)	(6.31)	(1.75)	(2.41)	(4.36)

Total distributions	(5.84)	(6.31)	(1.86)	(2.44)	(4.36)

Net asset value, end of year	$45.96	$58.69	$55.60	$51.62	$48.95

Total return(c)	(11.37)%	17.85%	11.28%	10.96%	(2.56)%

Net assets, end of year (in 000s)	$84,684	$123,288	$124,039	$122,526	$136,644

Ratio of net expenses to average net assets	1.59%	1.58%	1.59%	1.60%	1.59%

Ratio of total expenses to average net assets	1.61%	1.61%	1.63%	1.64%	1.64%

Ratio of net investment income (loss) to average net assets	0.15%	(0.19)%	0.04%	0.18%	0.05	%(b)

Portfolio turnover rate(d)	47%	55%	68%	46%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$64.88	$60.77	$56.19	$53.10	$56.15

Net investment income (loss)(b)	0.42	0.27	0.38	0.37	(0.03	)(c)

Net realized and unrealized gain (loss)	(7.70)	10.47	6.39	5.51	(3.02)

Total from investment operations	(7.28)	10.74	6.77	5.88	(3.05)

Distributions to shareholders from net investment income	(0.23)	(0.32)	(0.44)	(0.38)	—

Distributions to shareholders from net realized gains	(5.84)	(6.31)	(1.75)	(2.41)	—

Total distributions	(6.07)	(6.63)	(2.19)	(2.79)	—

Net asset value, end of period	$51.53	$64.88	$60.77	$56.19	$53.10

Total return(d)	(10.81)%	18.63%	12.03%	11.68%	(5.43)%

Net assets, end of period (in 000s)	$1,302,069	$1,146,132	$759,095	$317,289	$26,847

Ratio of net expenses to average net assets	0.94%	0.93%	0.92%	0.93%	0.93	%(e)

Ratio of total expenses to average net assets	0.96%	0.96%	0.96%	0.98%	1.00	%(e)

Ratio of Net investment income (loss) to average net assets	0.77%	0.44%	0.63%	0.71%	(0.62	)%(e)(c)

Portfolio turnover rate(f)	47%	55%	68%	46%	49%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$13.58	$12.37	$11.18	$10.46		$11.01

Net investment income(a)	0.07	0.04	0.07	0.08	(b)	0.02

Net realized and unrealized gain (loss)	(0.88)	1.72	1.19	0.70		(0.38)

Total from investment operations	(0.81)	1.76	1.26	0.78		(0.36)

Distributions to shareholders from net investment income	(0.02)	(0.08)	(0.07)	(0.01)		(0.03)

Distributions to shareholders from net realized gains	(0.76)	(0.47)	—	(0.05)		(0.16)

Total distributions	(0.78)	(0.55)	(0.07)	(0.06)		(0.19)

Net asset value, end of year	$11.99	$13.58	$12.37	$11.18		$10.46

Total return(c)	(5.42)%	14.47%	11.30%	7.49%		(3.34)%

Net assets, end of year (in 000s)	$1,467	$1,699	$1,497	$1,128		$530

Ratio of net expenses to average net assets	1.23%	1.23%	1.24%	1.26%		1.34%

Ratio of total expenses to average net assets	1.56%	1.47%	1.73%	2.25%		4.38%

Ratio of net investment income to average net assets	0.61%	0.34%	0.58%	0.78	%(b)	0.14%

Portfolio turnover rate(d)	73%	105%	108%	109%		122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$13.30	$12.14	$11.01	$10.37		$10.97

Net investment income (loss)(a)	(0.02)	(0.06)	(0.02)	—	(b)(c)	(0.07)

Net realized and unrealized gain (loss)	(0.85)	1.69	1.17	0.69		(0.37)

Total from investment operations	(0.87)	1.63	1.15	0.69		(0.44)

Distributions to shareholders from net investment income	—	—	(0.02)	—		—

Distributions to shareholders from net realized gains	(0.76)	(0.47)	—	(0.05)		(0.16)

Total distributions	(0.76)	(0.47)	(0.02)	(0.05)		(0.16)

Net asset value, end of year	$11.67	$13.30	$12.14	$11.01		$10.37

Total return(d)	(6.07)%	13.63%	10.48%	6.71%		(4.02)%

Net assets, end of year (in 000s)	$994	$1,140	$1,126	$618		$321

Ratio of net expenses to average net assets	1.98%	1.98%	1.99%	2.01%		2.09%

Ratio of total expenses to average net assets	2.31%	2.22%	2.47%	2.99%		5.25%

Ratio of net investment income (loss) to average net assets	(0.15)%	(0.44)%	(0.17)%	0.04	%(b)	(0.61)%

Portfolio turnover rate(e)	73%	105%	108%	109%		122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$13.74	$12.50	$11.29	$10.53		$11.04

Net investment income(a)	0.12	0.08	0.12	0.12	(b)	0.06

Net realized and unrealized gain (loss)	(0.88)	1.75	1.20	0.71		(0.36)

Total from investment operations	(0.76)	1.83	1.32	0.83		(0.30)

Distributions to shareholders from net investment income	(0.04)	(0.12)	(0.11)	(0.02)		(0.05)

Distributions to shareholders from net realized gains	(0.76)	(0.47)	—	(0.05)		(0.16)

Total distributions	(0.80)	(0.59)	(0.11)	(0.07)		(0.21)

Net asset value, end of year	$12.18	$13.74	$12.50	$11.29		$10.53

Total return(c)	(5.00)%	14.93%	11.71%	7.96%		(2.79)%

Net assets, end of year (in 000s)	$6,223	$5,666	$42,085	$39,176		$25,756

Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.87%		0.93%

Ratio of total expenses to average net assets	1.17%	1.08%	1.35%	1.84%		3.41%

Ratio of net investment income to average net assets	0.99%	0.58%	0.97%	1.18	%(b)	0.51%

Portfolio turnover rate(d)	73%	105%	108%	109%		122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$13.67	$12.44	$11.23	$10.49		$11.03

Net investment income(a)	0.10	0.08	0.10	0.11	(b)	0.05

Net realized and unrealized gain (loss)	(0.88)	1.73	1.19	0.71		(0.39)

Total from investment operations	(0.78)	1.81	1.29	0.82		(0.34)

Distributions to shareholders from net investment income	(0.04)	(0.11)	(0.08)	(0.03)		(0.04)

Distributions to shareholders from net realized gains	(0.76)	(0.47)	—	(0.05)		(0.16)

Total distributions	(0.80)	(0.58)	(0.08)	(0.08)		(0.20)

Net asset value, end of year	$12.09	$13.67	$12.44	$11.23		$10.49

Total return(c)	(5.19)%	14.82%	11.52%	7.81%		(3.11)%

Net assets, end of year (in 000s)	$3,253	$5,541	$3,250	$2,846		$119

Ratio of net expenses to average net assets	0.98%	0.98%	0.99%	1.01%		1.09%

Ratio of total expenses to average net assets	1.30%	1.22%	1.48%	2.03%		4.00%

Ratio of net investment income to average net assets	0.85%	0.61%	0.82%	1.08	%(b)	0.43%

Portfolio turnover rate(d)	73%	105%	108%	109%		122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class P
	Year ended August 31, 2019	Period ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$13.75	$13.26

Net investment income(b)	0.12	0.05

Net realized and unrealized gain (loss)	(0.89)	0.44

Total from investment operations	(0.77)	0.49

Distributions to shareholders from net investment income	(0.06)	—

Distributions to shareholders from net realized gains	(0.76)	—

Total Distributions	(0.82)	—

Net asset value, end of period	$12.16	$13.75

Total return(c)	(5.05)%	3.70%

Net assets, end of period (in 000s)	$48,725	$54,660

Ratio of net expenses to average net assets	0.83%	0.83	%(d)

Ratio of total expenses to average net assets	1.16%	1.09	%(d)

Ratio of net investment income to average net assets	1.00%	0.99	%(d)

Portfolio turnover rate(e)	73%	105%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data

Net asset value, beginning of year	$13.56	$12.35	$11.15	$10.45		$11.00

Net investment income (loss)(a)	0.04	0.01	0.04	0.05	(b)	(0.02)

Net realized and unrealized gain (loss)	(0.87)	1.72	1.19	0.70		(0.37)

Total from investment operations	(0.83)	1.73	1.23	0.75		(0.39)

Distributions to shareholders from net investment income	(0.01)	(0.05)	(0.03)	—		—

Distributions to shareholders from net realized gains	(0.76)	(0.47)	—	(0.05)		(0.16)

Total distributions	(0.77)	(0.52)	(0.03)	(0.05)		(0.16)

Net asset value, end of year	$11.96	$13.56	$12.35	$11.15		$10.45

Total return(c)	(5.65)%	14.20%	11.06%	7.24%		(3.55)%

Net assets, end of year (in 000s)	$160	$207	$131	$132		$130

Ratio of net expenses to average net assets	1.48%	1.48%	1.49%	1.52%		1.59%

Ratio of total expenses to average net assets	1.81%	1.72%	2.00%	2.50%		3.81%

Ratio of net investment income (loss) to average net assets	0.36%	0.09%	0.32%	0.49	%(b)	(0.19)%

Portfolio turnover rate(d)	73%	105%	108%	109%		122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charge (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015(a)
Per Share Data

Net asset value, beginning of period	$13.75	$12.51	$11.29	$10.53		$11.14

Net investment income(b)	0.12	0.10	0.12	0.12	(c)	—	(d)

Net realized and unrealized gain (loss)	(0.89)	1.73	1.21	0.72		(0.61)

Total from investment operations	(0.77)	1.83	1.33	0.84		(0.61)

Distributions to shareholders from net investment income	(0.06)	(0.12)	(0.11)	(0.03)		—

Distributions to shareholders from net realized gains	(0.76)	(0.47)	—	(0.05)		—

Total distributions	(0.82)	(0.59)	(0.11)	(0.08)		—

Net asset value, end of period	$12.16	$13.75	$12.51	$11.29		$10.53

Total return(e)	(5.06)%	14.94%	11.80%	7.98%		(5.48)%

Net assets, end of period (in 000s)	$57,055	$60,931	$61,251	$10		$9

Ratio of net expenses to average net assets	0.83%	0.83%	0.83%	0.88%		0.94	%(f)

Ratio of total expenses to average net assets	1.16%	1.07%	1.08%	1.90%		4.88	%(f)

Ratio of Net investment income (loss)	1.00%	0.75%	0.97%	1.14	%(c)	(0.43	)%(f)

Portfolio turnover rate(g)	73%	105%	108%	109%		122%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused Value	A, C, Institutional, Investor, P, R and R6	Non-diversified
Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

104

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Equity Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

105

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

106

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2019:

EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,133,040	$—	$—

Europe	45,318,587	—	—

North America	306,929,597	—	—

Investment Company	2,313,684	—	—

Total	$360,694,908	$—	$—

FOCUSED VALUE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$183,857	$—	$—

North America	5,345,770	—	—

Investment Company	123,228	—	—

Total	$5,652,855	$—	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$22,008,375	$—	$—

North America	451,617,884	—	—

Investment Company	1,287,426	—	—

Total	$474,913,685	$—	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$50,723,197	$—	$—

North America	1,142,057,695	—	—

Investment Company	11,441,679	—	—

Total	$1,204,222,571	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

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Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$62,589,670	$—	$—

North America	5,438,205,324	—	—

Exchange Traded Fund	16,765,474	—	—

Investment Company	28,510,352	—	—

Total	$5,546,070,820	$—	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,330,851	$—	$—

North America	113,385,441	—	—

Investment Company	1,276,729	—	—

Total	$116,993,021	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Equity Income	0.69%	0.62%	0.59%	0.58%	0.57%	0.69%	0.69%
Focused Value	0.69	0.62	0.59	0.58	0.57	0.69	0.69
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.75	0.75
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.75	0.75
Small Cap Value	0.98	0.98	0.88	0.84	0.82	0.91	0.91
Small/Mid Cap Value	0.80	0.80	0.72	0.68	0.67	0.80	0.80

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2019, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Equity Income	$1,231
Focused Value	43
Large Cap Value	4,718
Mid Cap Value	8,497
Small Cap Value	85,673
Small/Mid Cap Value	2,762

B.  Distribution and/or Service(12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account

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Notes to Financial Statements (continued)

August 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Equity Income	$15,778	$185
Large Cap Value	3,305	45
Mid Cap Value	13,592	39
Small Cap Value	2,919	22
Small/Mid Cap Value	1,044	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, such fee was 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Large Cap Value Fund. This arrangement will remain in effect through at least December 28, 2019, and prior to such date, the Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Effective December 28, 2018, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Equity Income Fund and Focused Value Fund. This arrangement will remain in effect through at least December 28, 2019, and prior to such date, the Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004% and for Mid Cap Value Fund is 0.104%. These Other Expense limitations will remain in place through at least December 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended August 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/ Credits	Other Expense Reimbursements	Total Expense Reductions
Equity Income	$1,231	$89,171	$446,204	$536,606
Focused Value	43	39	338,461	338,543
Large Cap Value	4,718	87,674	495,579	587,971
Mid Cap Value	8,497	2,300	—	10,797
Small Cap Value	85,673	3,351	1,148,436	1,237,460
Small/Mid Cap Value	2,762	23	392,532	395,317

G.  Line of Credit Facility — As of August 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2019, Goldman Sachs earned $200, $4,316, $5,719, $5,759 and $247 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

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Notes to Financial Statements (continued)

August 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from the investments by the Funds in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Fund	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income
Equity Income	$—	$13,191,090	$(10,877,406)	$2,313,684	2,313,684	$16,891
Focused Value	—	1,404,524	(1,281,296)	123,228	123,228	594
Large Cap Value	1,040	84,878,106	(83,591,720)	1,287,426	1,287,426	64,691
Mid Cap Value	14,476,801	258,183,999	(261,219,121)	11,441,679	11,441,679	110,981
Small Cap Value	93,635,202	653,170,172	(718,295,022)	28,510,352	28,510,352	1,206,472
Small/Mid Cap Value	2,899,902	30,360,063	(31,983,236)	1,276,729	1,276,729	36,968

As of August 31, 2019, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Focused Value	49%	100%	87%	100%	100%	100%
Small/Mid Cap Value	—	—	—	—	7	—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Equity Income	$151,246,389	$173,128,586
Focused Value	6,175,422	7,318,248
Large Cap Value	305,974,161	379,078,703
Mid Cap Value	1,076,521,611	1,478,750,727
Small Cap Value	2,780,778,907	3,266,029,478
Small/Mid Cap Value	86,031,568	86,789,463

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may

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6. SECURITIES LENDING (continued)

experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Fund	Market Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2019
Equity Income	$2,181,096	$6,205,830	$(8,386,926)	$—
Focused Value	—	224,168	(224,168)	—
Large Cap Value	1,386,000	12,533,516	(13,919,516)	—
Mid Cap Value	231,315	43,759,140	(43,990,455)	—
Small Cap Value	22,026,433	370,530,995	(392,557,428)	—
Small/Mid Cap Value	531,675	7,255,715	(7,787,390)	—

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Notes to Financial Statements (continued)

August 31, 2019

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$6,392,971	$150,492	$10,564,363	$49,381,579	$21,729,170	$2,396,606
Net long-term capital gains	2,910,420	143,156	45,218,904	146,466,148	620,156,057	5,304,506
Total taxable distributions	$9,303,391	$293,648	$55,783,267	$195,847,727	$641,885,227	$7,701,112

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$7,273,849	$233,517	$36,264,787	$29,348,724	$124,617,529	$1,144,307
Net long-term capital gains	—	220,196	70,159,231	301,413,379	571,110,329	4,254,229
Total taxable distributions	$7,273,849	$453,713	$106,424,018	$330,762,103	$695,727,858	$5,398,536

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$1,228,729	$104,519	$5,528,676	$1,445,738	$22,489,225	$966,909
Undistributed long-term capital gains	14,366,326	31,979	17,525,392	12,166,266	220,739,828	—
Total undistributed earnings	$15,595,055	$136,498	$23,054,068	$13,612,004	$243,229,053	$966,909
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$—	$—	$—	$(1,331,200)
Total capital loss carryovers	$—	$—	$—	$—	$—	$(1,331,200)
Timing differences (Post October Loss Deferral)	$—	$—	$(7,447,550)	$—	$(131,489,710)	$(1,017,369)
Unrealized gains (losses) — net	36,197,109	225,683	52,673,327	121,939,609	747,595,882	5,374,840
Total accumulated earnings (losses) — net	$51,792,164	$362,181	$68,279,845	$135,551,613	$859,335,225	$3,993,180

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. TAX INFORMATION (continued)

As of August 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S federal income tax purposes were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$324,497,799	$5,427,172	$422,240,358	$1,082,282,962	$4,798,474,938	$111,618,181
Gross unrealized gain	53,381,921	377,160	72,436,480	164,155,662	1,120,808,717	12,557,438
Gross unrealized loss	(17,184,812)	(151,477)	(19,763,153)	(42,216,053)	(373,212,835)	(7,182,598)
Net unrealized security gain	$36,197,109	$225,683	$52,673,327	$121,939,609	$747,595,882	$5,374,840

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of underlying fund investments.

The Equity Income Fund reclassed $148,617 from paid-in capital to distributable earnings. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards and differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s

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Notes to Financial Statements (continued)

August 31, 2019

8. OTHER RISKS (continued)

shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Income Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	445,813	$16,709,526	167,725	$6,200,329
Reinvestment of distributions	214,501	7,867,108	165,032	6,010,247
Shares redeemed	(986,154)	(36,811,248)	(1,312,242)	(48,351,410)
	(325,840)	(12,234,614)	(979,485)	(36,140,834)
Class C Shares
Shares sold	44,697	1,530,794	22,099	776,712
Reinvestment of distributions	3,662	127,311	5,908	205,492
Shares redeemed	(296,114)	(10,719,219)	(112,657)	(3,954,929)
	(247,755)	(9,061,114)	(84,650)	(2,972,725)
Institutional Shares
Shares sold	70,964	2,716,328	147,137	5,528,674
Reinvestment of distributions	16,445	612,002	19,620	725,998
Shares redeemed	(218,980)	(7,933,165)	(579,337)	(21,764,841)
	(131,571)	(4,604,835)	(412,580)	(15,510,169)
Service Shares
Shares sold	2,684	104,933	9	337
Reinvestment of distributions	70	2,598	37	1,340
Shares redeemed	(481)	(18,017)	(280)	(10,575)
	2,273	89,514	(234)	(8,898)
Investor Shares
Shares sold	8,541	313,789	21,421	783,804
Reinvestment of distributions	1,971	72,161	1,656	60,208
Shares redeemed	(25,479)	(953,281)	(23,145)	(857,137)
	(14,967)	(567,331)	(68)	(13,125)
Class P Shares(a)
Shares sold	40,726	1,566,462	293,384	11,062,520
Reinvestment of distributions	8,496	316,996	1,931	71,219
Shares redeemed	(37,610)	(1,414,030)	(16,886)	(638,114)
	11,612	469,428	278,429	10,495,625
Class R Shares
Shares sold	3,903	145,465	5,116	187,837
Reinvestment of distributions	686	25,002	493	17,886
Shares redeemed	(4,443)	(164,282)	(11,318)	(417,040)
	146	6,185	(5,709)	(211,317)
Class R6 Shares
Shares sold	165,413	5,931,461	—	—
Reinvestment of distributions	1,706	66,115	7	268
Shares redeemed	(16,828)	(655,401)	—	—
	150,291	5,342,175	7	268

NET DECREASE	(555,811)	$(20,560,592)	(1,204,290)	$(44,361,175)

(a)	Class P Shares commenced operations on April 17, 2018.

117

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Notes to Financial Statements (continued)

August 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	985	$10,181	7,233	$79,731
Reinvestment of distributions	273	2,623	435	4,676
Shares redeemed	(18)	(196)	(7,498)	(80,667)
	1,240	12,608	170	3,740
Class C Shares
Reinvestment of distributions	146	1,396	203	2,157
Shares redeemed	—	—	(1,878)	(21,446)
	146	1,396	(1,675)	(19,289)
Institutional Shares
Shares sold	9,260	100,006	221,978	2,357,778
Reinvestment of distributions	3,789	36,446	40,754	439,580
Shares redeemed	(31,167)	(350,006)	(603,240)	(6,615,744)
	(18,118)	(213,554)	(340,508)	(3,818,386)
Investor Shares
Reinvestment of distributions	179	1,721	229	2,468
	179	1,721	229	2,468
Class P Shares(a)
Shares sold	140,087	1,480,068	507,094	5,582,584
Reinvestment of distributions	25,771	248,134	—	—
Shares redeemed	(230,408)	(2,420,993)	(90)	(1,005)
	(64,550)	(692,791)	507,004	5,581,579
Class R Shares
Reinvestment of distributions	162	1,556	216	2,312
	162	1,556	216	2,312
Class R6 Shares
Reinvestment of distributions	184	1,772	234	2,519
	184	1,772	234	2,519

NET INCREASE (DECREASE)	(80,757)	$(887,292)	165,670	$1,754,943

(a)	Class P Shares commenced operations April 17, 2018.

118

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,156,233	$17,800,681	413,289	$6,750,744
Reinvestment of distributions	706,075	9,409,667	994,820	15,573,596
Shares redeemed	(1,695,249)	(24,448,465)	(4,607,514)	(77,164,803)
	167,059	2,761,883	(3,199,405)	(54,840,463)
Class C Shares
Shares sold	161,902	2,166,686	148,820	2,245,882
Reinvestment of distributions	184,223	2,321,210	378,911	5,627,260
Shares redeemed	(1,173,580)	(17,332,904)	(511,674)	(7,725,106)
	(827,455)	(12,845,008)	16,057	148,036
Institutional Shares
Shares sold	4,137,664	58,999,092	4,776,774	81,141,273
Reinvestment of distributions	1,200,415	16,163,241	4,915,169	77,828,811
Shares redeemed	(3,870,176)	(55,213,329)	(36,044,704)	(585,375,990)
	1,467,903	19,949,004	(26,352,761)	(426,405,906)
Service Shares
Shares sold	13,920	197,835	9,376	149,981
Reinvestment of distributions	3,114	41,241	5,596	86,929
Shares redeemed	(22,033)	(322,975)	(109,997)	(1,710,617)
	(4,999)	(83,899)	(95,025)	(1,473,707)
Investor Shares
Shares sold	115,895	1,663,323	317,252	4,948,653
Reinvestment of distributions	46,233	616,179	65,107	1,021,804
Shares redeemed	(332,305)	(4,890,057)	(298,820)	(4,734,474)
	(170,177)	(2,610,555)	83,539	1,235,983
Class P Shares(a)
Shares sold	358,585	5,316,225	15,124,375	239,722,964
Reinvestment of distributions	1,811,077	24,947,700	—	—
Shares redeemed	(4,957,360)	(71,436,139)	(241,434)	(3,936,526)
	(2,787,698)	(41,172,214)	14,882,941	235,786,438
Class R Shares
Shares sold	60,801	825,836	52,171	827,332
Reinvestment of distributions	39,199	506,341	57,961	883,060
Shares redeemed	(147,471)	(2,058,916)	(143,771)	(2,227,470)
	(47,471)	(726,739)	(33,639)	(517,078)
Class R6 Shares
Shares sold	110,547	1,561,901	65,132	1,048,096
Reinvestment of distributions	7,519	103,563	1,353	21,505
Shares redeemed	(38,909)	(580,668)	(757)	(12,291)
	79,157	1,084,796	65,728	1,057,310

NET DECREASE	(2,123,681)	$(33,642,732)	(14,632,565)	$(245,009,387)

(a)	Class P Shares commenced operations on April 17, 2018.

119

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,347,108	$77,283,483	1,689,841	$60,988,913
Reinvestment of distributions	2,582,868	73,645,934	2,769,823	96,713,734
Shares redeemed	(5,857,369)	(184,856,125)	(9,488,943)	(345,257,202)
	(927,393)	(33,926,708)	(5,029,279)	(187,554,555)
Class C Shares
Shares sold	137,419	3,615,648	119,263	3,804,604
Reinvestment of distributions	201,798	5,012,677	422,621	13,135,057
Shares redeemed	(1,757,586)	(53,441,636)	(1,088,760)	(35,349,571)
	(1,418,369)	(44,813,311)	(546,876)	(18,409,910)
Institutional Shares
Shares sold	1,995,556	62,747,101	3,300,008	122,071,434
Reinvestment of distributions	2,038,582	58,898,123	4,486,235	158,696,786
Shares redeemed	(8,473,134)	(267,235,490)	(29,621,732)	(1,085,024,436)
	(4,438,996)	(145,590,266)	(21,835,489)	(804,256,216)
Service Shares
Shares sold	169,401	5,129,023	227,119	8,067,372
Reinvestment of distributions	267,972	7,463,360	293,774	10,052,364
Shares redeemed	(761,701)	(23,407,542)	(1,013,997)	(36,255,293)
	(324,328)	(10,815,159)	(493,104)	(18,135,557)
Investor Shares
Shares sold	228,893	7,034,565	287,629	10,241,742
Reinvestment of distributions	236,814	6,590,455	277,123	9,478,658
Shares redeemed	(572,052)	(17,631,098)	(1,194,802)	(42,912,039)
	(106,345)	(4,006,078)	(630,050)	(23,191,639)
Class P Shares(a)
Shares sold	191,340	6,180,713	4,776,284	173,045,622
Reinvestment of distributions	761,603	21,987,888	—	—
Shares redeemed	(1,274,020)	(40,025,500)	(132,963)	(4,855,301)
	(321,077)	(11,856,899)	4,643,321	168,190,321
Class R Shares
Shares sold	169,859	5,110,464	187,295	6,554,523
Reinvestment of distributions	99,833	2,747,197	107,540	3,641,285
Shares redeemed	(358,571)	(11,016,253)	(420,640)	(14,898,479)
	(88,879)	(3,158,592)	(125,805)	(4,702,671)
Class R6 Shares
Shares sold	1,484,361	43,297,633	1,130,178	42,712,741
Reinvestment of distributions	108,107	3,121,163	292,138	10,331,447
Shares redeemed	(1,115,618)	(36,785,992)	(2,256,422)	(83,197,971)
	476,850	9,632,804	(834,106)	(30,153,783)

NET DECREASE	(7,148,537)	$(244,534,209)	(24,851,388)	$(918,214,010)

(a)	Class P Shares commenced operations on April 17, 2018.

120

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,738,206	$144,074,231	1,885,581	$108,294,329
Reinvestment of distributions	1,521,374	69,208,229	1,452,938	80,392,189
Shares redeemed	(5,061,447)	(249,775,748)	(4,970,676)	(287,382,882)
	(801,867)	(36,493,288)	(1,632,157)	(98,696,364)
Class C Shares
Shares sold	30,395	1,052,387	62,836	2,782,130
Reinvestment of distributions	52,489	1,727,412	114,621	4,815,235
Shares redeemed	(640,886)	(26,603,157)	(197,962)	(8,704,686)
	(558,002)	(23,823,358)	(20,505)	(1,107,321)
Institutional Shares
Shares sold	10,165,385	538,438,903	10,568,911	656,337,622
Reinvestment of distributions	7,284,890	361,589,851	7,430,046	445,393,173
Shares redeemed	(23,355,416)	(1,258,950,523)	(23,965,147)	(1,492,845,058)
	(5,905,141)	(358,921,769)	(5,966,190)	(391,114,263)
Service Shares
Shares sold	423,336	19,570,763	368,465	20,550,477
Reinvestment of distributions	226,267	9,928,596	245,726	13,164,152
Shares redeemed	(886,608)	(41,707,820)	(1,362,304)	(76,531,473)
	(237,005)	(12,208,461)	(748,113)	(42,816,844)
Investor Shares
Shares sold	702,528	34,042,653	729,099	42,041,386
Reinvestment of distributions	380,668	17,177,765	348,331	19,174,365
Shares redeemed	(1,161,528)	(56,411,723)	(1,172,281)	(67,276,389)
	(78,332)	(5,191,305)	(94,851)	(6,060,638)
Class P Shares(a)
Shares sold	271,668	14,216,977	4,991,921	317,463,914
Reinvestment of distributions	587,525	29,152,639	—	—
Shares redeemed	(1,247,774)	(64,442,244)	(102,700)	(6,523,801)
	(388,581)	(21,072,628)	4,889,221	310,940,113
Class R Shares
Shares sold	289,442	13,741,898	341,452	19,175,194
Reinvestment of distributions	237,161	10,520,466	231,881	12,556,367
Shares redeemed	(784,599)	(38,015,801)	(703,547)	(39,648,438)
	(257,996)	(13,753,437)	(130,214)	(7,916,877)
Class R6 Shares
Shares sold	10,027,359	537,824,672	7,043,109	435,651,775
Reinvestment of distributions	2,326,545	115,439,649	1,539,895	92,295,365
Shares redeemed	(4,754,026)	(255,382,176)	(3,407,239)	(212,929,332)
	7,599,878	397,882,145	5,175,765	315,017,808

NET INCREASE (DECREASE)	(627,046)	$(73,582,101)	1,472,956	$78,245,614

(a)	Class P Shares commenced operations on April 17, 2018.

121

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,840	$293,849	60,914	$806,813
Reinvestment of distributions	8,738	96,381	5,273	68,649
Shares redeemed	(36,280)	(438,451)	(62,160)	(805,737)
	(2,702)	(48,221)	4,027	69,725
Class C Shares
Shares sold	23,418	274,542	30,390	394,026
Reinvestment of distributions	5,617	60,556	3,393	43,226
Shares redeemed	(29,599)	(357,347)	(40,839)	(533,227)
	(564)	(22,249)	(7,056)	(95,975)
Institutional Shares
Shares sold	162,178	1,996,323	997,011	13,157,832
Reinvestment of distributions	31,723	353,973	167,240	2,203,258
Shares redeemed	(95,160)	(1,170,056)	(4,118,975)	(55,872,180)
	98,741	1,180,240	(2,954,724)	(40,511,090)
Investor Shares
Shares sold	32,717	395,391	213,402	2,778,201
Reinvestment of distributions	19,341	214,689	17,904	234,641
Shares redeemed	(188,413)	(2,274,232)	(87,125)	(1,146,515)
	(136,355)	(1,664,152)	144,181	1,866,327
Class P Shares(a)
Shares sold	505,492	5,992,730	4,045,544	54,958,773
Reinvestment of distributions	298,105	3,324,027	—	—
Shares redeemed	(773,007)	(8,854,468)	(69,495)	(936,324)
	30,590	462,289	3,976,049	54,022,449
Class R Shares
Shares sold	1,292	15,399	4,284	54,483
Reinvestment of distributions	1,077	11,847	430	5,587
Shares redeemed	(4,229)	(51,104)	(88)	(1,159)
	(1,860)	(23,858)	4,626	58,911
Class R6 Shares
Shares sold	784,558	9,536,135	380,711	5,053,722
Reinvestment of distributions	325,719	3,632,477	214,858	2,832,292
Shares redeemed	(851,687)	(10,268,971)	(1,061,479)	(14,058,872)
	258,590	2,899,641	(465,910)	(6,172,858)

NET INCREASE	246,440	$2,783,690	701,193	$9,237,489

(a)	Class P Shares commenced operations on April 17, 2018.

122

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Focused Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Focused Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

123

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Class A
Actual	$1,000.00	$1,051.40		$5.58	$1,000.00	$1,043.90		$5.56	$1,000.00	$1,028.50		$5.68
Hypothetical 5% return	1,000.00	1,019.76	+	5.50	1,000.00	1,019.76	+	5.50	1,000.00	1,019.76	+	5.65
Class C
Actual	1,000.00	1,047.40		9.44	1,000.00	1,039.20		9.41	1,000.00	1,025.60		9.50
Hypothetical 5% return	1,000.00	1,015.98	+	9.30	1,000.00	1,015.98	+	9.30	1,000.00	1,015.83	+	9.45
Institutional
Actual	1,000.00	1,053.50		3.78	1,000.00	1,044.80		3.76	1,000.00	1,030.40		4.04
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,021.53	+	3.72	1,000.00	1,021.22	+	4.02
Service
Actual	1,000.00	1,050.70		6.36	—	1,000.00		—	1,000.00	1,027.90		6.59
Hypothetical 5% return	1,000.00	1,019.00	+	6.26	—	—	+	—	1,000.00	1,018.70	+	6.56
Investor
Actual	1,000.00	1,052.70		4.29	1,000.00	1,045.00		4.28	1,000.00	1,030.70		4.40
Hypothetical 5% return	1,000.00	1,020.92	+	4.23	1,000.00	1,020.92	+	4.23	1,000.00	1,020.87	+	4.38
Class P
Actual	1,000.00	1,053.30		3.73	1,000.00	1,045.90		3.71	1,000.00	1,030.40		3.99
Hypothetical 5% return	1,000.00	1,021.58	+	3.67	1,000.00	1,021.58	+	3.67	1,000.00	1,021.58	+	3.97
Class R
Actual	1,000.00	1,050.20		6.87	1,000.00	1,043.10		6.85	1,000.00	1,028.00		6.95
Hypothetical 5% return	1,000.00	1,050.20		6.87	1,000.00	1,043.10		6.85	1,000.00	1,028.00		6.95
Class R6
Actual	1,000.00	1,053.30		3.73	1,000.00	1,045.90		3.76	1,000.00	1,030.40		3.99
Hypothetical 5% return	1,000.00	1,021.58	+	3.67	1,000.00	1,021.53	+	3.72	1,000.00	1,021.27	+	3.97

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Equity Income	1.08%	1.83%	0.73%	1.23%	0.83%	0.72%	1.33%	0.72%
Focused Value	1.08	1.83	0.73	—	0.83	0.72	1.33	0.73
Large Cap Value	1.11	1.86	0.79	1.29	0.86	0.78	1.36	0.78

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Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid for the 6 months ended 2/28/19*	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid for the 6 months ended 2/28/19*	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid for the 6 months ended 2/28/19*
Class A
Actual	$1,000.00	$1,061.00		$6.34	$1,000.00	$956.60		$6.61	$1,000.00	$1,002.50		$6.21
Hypothetical 5% return	1,000.00	1,019.76	+	6.21	1,000.00	1,019.76	+	6.82	1,000.00	1,019.76	+	6.26
Class C
Actual	1,000.00	1,057.20		10.21	1,000.00	953.10		10.29	1,000.00	999.10		9.98
Hypothetical 5% return	1,000.00	1,015.27	+	10.01	1,000.00	1,014.67	+	10.61	1,000.00	1,015.22	+	10.06
Institutional
Actual	1,000.00	1,063.30		4.32	1,000.00	958.70		4.69	1,000.00	1,005.00		4.25
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,020.42	+	4.84	1,000.00	1,020.97	+	4.28
Service
Actual	1,000.00	1,060.40		6.91	1,000.00	956.30		7.15	—	1,000.00		—
Hypothetical 5% return	1,000.00	1,018.50	+	6.77	1,000.00	1,017.90		7.38	—	—		—
Investor
Actual	1,000.00	1,062.60		5.04	1,000.00	957.90		5.38	1,000.00	1,004.20		4.95
Hypothetical 5% return	1,000.00	1,020.32	+	4.94	1,000.00	1,019.71	+	5.55	1,000.00	1,020.27	+	4.99
Class P
Actual	1,000.00	1,063.40		4.26	1,000.00	958.50		4.64	1,000.00	1,005.00		4.19
Hypothetical 5% return	1,000.00	1,021.58	+	4.18	1,000.00	1,021.58	+	4.79	1,000.00	1,021.58	+	4.23
Class R
Actual	1,000.00	1,059.80		7.63	1,000.00	955.70		7.84	1,000.00	1,001.70		7.47
Hypothetical 5% return	1,000.00	1,018.50	+	7.48	1,000.00	1,018.50	+	8.08	1,000.00	1,018.50	+	7.53
Class R6
Actual	1,000.00	1,063.30		4.26	1,000.00	958.50		4.64	1,000.00	1,004.10		4.19
Hypothetical 5% return	1,000.00	1,021.07	+	4.18	1,000.00	1,020.47	+	4.79	1,000.00	1,021.02	+	4.23

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Mid Cap Value	1.22%	1.97%	0.83%	1.33%	0.97%	0.82%	1.47%	0.82%
Small Cap Value	1.34	2.09	0.95	1.45	1.09	0.94	1.59	0.94
Small/Mid Cap Value	1.23	1.98	0.84	—	0.98	0.83	1.33	0.73

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Mid Cap Value Fund and Small Cap Value Fund), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-,

127

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Mid Cap Value Fund’s and Small Cap Value Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. They noted that the Equity Income Fund changed its name and introduced call options writing into the Fund’s strategy in June 2017. The Trustees also observed that the Equity Income Fund had experienced certain portfolio management changes in 2018. The Trustees noted that the Focused Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark for the one- and three-year periods ended March 31, 2019. They also noted that the Focused Value Fund had experienced certain portfolio management changes in 2018. The Trustees observed that the Large Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the fourth quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. They noted that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed the Fund’s benchmark for the three-, five-, and ten-year periods ended March 31, 2019. The Trustees also noted that the Large Cap Value Fund and Mid Cap Value Fund had experienced certain portfolio management changes in 2018. The Trustees noted that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three- and five-year periods and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2019. They observed that the Small Cap Value Fund had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one- and three-year periods and outperformed for the five- and ten-year periods ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Large Cap Value Fund that would have the effect of decreasing expenses of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Equity Income Fund	Focused Value	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

First $1 billion	0.69%	0.69%	0.75%	0.75%	0.98%	0.80%

Next $1 billion	0.62	0.62	0.68	0.75	0.98	0.80

Next $3 billion	0.59	0.59	0.65	0.68	0.88	0.72

Next $3 billion	0.58	0.58	0.64	0.65	0.84	0.68

Over $8 billion	0.57	0.57	0.63	0.64	0.82	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Equity Income Fund’s, Focused Value Fund’s, and Equity Income Fund’s Class A, Class C, Investor, and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Mid Cap Value Fund and Small Cap Value Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be

129

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (e) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (f) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

132

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Fundamental Equity Value Funds – Tax Information (Unaudited)

For the year ended August 31, 2019, 100%, 49.25%, 90.87%, 49.51%, 100% and 47.61%, respectively, of the dividends paid from net investment company taxable income by the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2019, 4.93% and 10.72% of the dividends paid from net investment company taxable income by the Mid Cap Value and Small/Mid Cap Value Funds, respectively, qualify as section 199A dividends.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Income Fund, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value Fund and Small/Mid Cap Value Fund designate $2,910,420, $143,156, $45,218,904, $146,466,148, $620,156,057 and $5,304,506 respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2019.

For the year ended August 31, 2019, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 62.46%, 100%, 39.11%, 100% and 42.82%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2019, Focused Value, Large Cap Value, Mid Cap Value and Small/Mid Cap Value Funds designate $100,117, $4,677,362, $40,511,828, and $1,864,050 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

133

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L .P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 180392-OTU-1068371 EQVALAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Global Managed Beta Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Global Managed Beta Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team (“GPS Team”) discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 0.78%. This return compares to the -0.56% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Global economic growth data, central bank monetary policy and geopolitics most influenced the financial markets and the Fund during the Reporting Period.

When the Reporting Period began in September 2018, global economic growth moderated, as third calendar quarter Gross Domestic Product in both the U.S. and China slowed. However, economic growth overall remained healthy, especially in the U.S. In terms of geopolitics, the U.S. Administration imposed tariffs on $200 billion of imports from China. Major developed equity markets were up during September, broadly outperforming emerging equity markets. Regarding fixed income, the 10-year U.S. Treasury yield rose 20 basis points, and real yields (i.e., nominal yields adjusted for inflation) rose 15 basis points. (A basis point is 1/100th of a percentage point.) The increase in yields reflected strong U.S. economic activity, with ongoing fiscal stimulus boosting economic activity despite moderating growth outside the U.S. The Federal Reserve (“Fed”) raised short-term interest rates by 25 basis points, much as the markets expected, at its September policy meeting. Additionally, the Fed’s dot plot pointed to one more rate hike by the end of 2018. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.)

In the fourth quarter of 2018, global equities sold off, as higher U.S. real yields and softer than market expected U.S. corporate earnings guidance weighed on investors’ risk sentiment. At the same time, economic growth outside the U.S. remained weak, particularly in Europe. Also, while U.S.-China trade tensions appeared to ease heading into the G20 meeting at the end of November 2018, concerns around European auto tariffs weighed on European equities, especially Germany. (Also known as the Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) In December 2018, signs of a manufacturing slowdown appeared in the U.S. However, the Fed hiked short-term interest rates by another 25 basis points. Combined with slowing corporate earnings, weaker manufacturing growth, subdued inflation and prevailing trade tensions, the Fed’s action weighed on investor risk sentiment. In this environment, emerging markets equities, as measured by the MSCI Emerging Markets Index, returned -7.5% during the fourth calendar quarter, led by steep declines in Chinese and South Korean equities. Global equities, as represented by the Index, returned -12.7%, with Japanese equities, as measured by TOPIX, and U.S. equities, as measured by the S&P 500® Index, returning -17.6% and -13.5%, respectively, underperforming their European counterparts, as measured by EURO STOXX 50®, which returned -11.4%. Low levels of liquidity during the December holiday season appeared to have exacerbated some of these fourth calendar quarter declines. Within fixed income, the 10-year U.S. Treasury yield rose to 3.23% before falling back to 2.69% by 2018 calendar year-end, as investors flocked to the perceived safety of bonds.

During the first quarter of 2019, risk assets broadly rebounded from their fourth-quarter 2018 sell-off, as investor sentiment turned positive on a combination of dovish global

1

PORTFOLIO RESULTS

central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Although global economic growth continued to decelerate during the first calendar quarter, a few “green shoots” began to emerge. (Green shoots is a term used to describe signs of economic recovery or positive data during an economic downturn.) Indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment (which is a measure of capital spending), and an uptick in March 2019 manufacturing data made investors hopeful for a recovery in Chinese and global economic growth. As inflationary pressures remained rather muted, the Fed and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to raise interest rates during the calendar year. Developed markets equities, as measured by the MSCI World Index, were up 12.9% during the first calendar quarter, led by a rally in U.S. stocks. European and Japanese equities also posted gains. Meanwhile, emerging markets equities underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%. In fixed income, the 10-year U.S. Treasury yield fell by 28 basis points during the first quarter of 2019, although the breakeven inflation rate increased 16 basis points and real yields fell 44 basis points. (The breakeven inflation rate is a market-based measure of expected inflation.) The breakeven inflation rallied due to a rise in crude oil prices, and real yields declined in response to the Fed’s dovish stance.

During the second quarter of 2019, weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot revealed that policymakers expected to keep interest rates stable during 2019, which would then be followed by a 25 basis point cut in 2020. In Europe, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. On the geopolitical front, the news flow remained volatile, with the U.S. President suggesting that U.S.-China trade negotiations were not in line with his expectations and that his Administration might raise tariffs on Chinese goods. However, at the June 2019 G20 meeting, the U.S. and China decided to re-start trade negotiations and to implement no new tariffs. Global equities, as measured by the Index, rose 3.9% during the second calendar quarter overall, despite an approximately -6% return during May 2019 when U.S.-China trade negotiations faltered. Global equities recovered in June, driven by dovish central bank actions and market expectations for a pause in U.S.-China trade tensions ahead of the G20 meeting at month end. Within developed markets equities, European and U.S. stocks recorded gains. Export-oriented Japanese equities were down due mainly to strength in the Japanese yen. Emerging markets equities were up modestly but underperformed developed markets equities. Within fixed income, weaker global economic growth and subdued inflation across developed markets weighed on sovereign government bond yields. The 10-year U.S. Treasury yield and the 10-year German government bond yield fell by 40 basis points and 25 basis points, respectively. Market participants continued to price in potential interest rate cuts by the Fed in 2019, with the expected magnitude of the cut increasing over the course of the quarter. Within currencies, the U.S. dollar was modestly weaker versus many major currencies during the second quarter of 2019.

In July 2019, most asset classes delivered subdued but positive returns. Although volatility was muted at the beginning of the month, global equities pulled back during the last week, as U.S.-China trade tensions and investors’ global economic growth concerns reemerged. On July 31st, the Fed cut short-term interest rates by 25 basis points — the first rate cut since 2008. The ECB gave strong hints that additional easing might be imminent. Within equities, developed markets stocks, as measured by the MSCI World Index, continued their solid run, returning 1.3% and outperforming emerging markets stocks, as measured by the MSCI Emerging Markets Index, which returned -1.1%. Meanwhile, the S&P 500® Index reached new all-time highs, up 1.4% during July and up more than 20% for the 2019 year to date. Within fixed income, global government bonds posted modest gains, with strength in European bonds partially offset by mild weakness in U.S. Treasury securities. Among currencies, the U.S. dollar appreciated versus most major currencies during July 2019.

During August 2019, global economic data saw some early signs of stabilization, albeit at lower levels of growth. U.S. economic growth was strong, with solid jobs data and core durable goods orders. However, purchasing managers’ indices (“PMI”) across the U.S. and Europe, as well as German manufacturing and broader sentiment indicators,

2

PORTFOLIO RESULTS

disappointed. Second quarter 2019 corporate earnings also came in slightly better than the markets’ low expectations, which were set during the pre-season when a lot of companies announced cuts to 2019 guidance. On the monetary policy front, major central banks continued to signal accommodative monetary policies to stem slowing global economic growth. As for geopolitics, trade tensions escalated, with the U.S. President announcing another round of tariffs on Chinese goods, effective September 1st, as trade talks derailed. China followed with its own round of tariffs before the U.S. President increased tariffs yet again. In this environment, risk assets sold off. Global equities, as measured by the Index, returned -2.3%, led by a -4.9% return for emerging markets equities, as measured by the MSCI Emerging Markets Index. Within developed markets equities, Japanese stocks, as represented by TOPIX, were the worst performers, returning -3.4%, due to the appreciation of the Japanese yen. Eurozone stocks, as measured by the EURO STOXX 50®, and U.S. stocks, as measured by the S&P 500® Index, returned -1.1% and -1.6%, respectively, during August. Fixed income broadly rallied, with the 10-year U.S. Treasury yield falling approximately 50 basis points and the 10-year German government bond yield falling approximately 25 basis points. Most European bond yields hit record lows during the month, as did the 30-year U.S. Treasury yield. In addition, for the first time since May 2007, the spread between the yields on two-year and 10-year U.S. Treasury securities inverted, meaning two-year yields were higher than 10-year yields. This triggered broad market anxiety about the potential of a U.S. recession.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) The GPS Team determines allocations to the underlying asset classes — and within the underlying asset classes — based on its cycle-aware long-term strategic allocation model, which may include factor-based diversification. The factor-based diversification approach is implemented through a separately managed account composed of individual stock positions. In addition, effective June 28, 2019, the GPS Team added an options-based strategy, which seeks to generate returns in moderately rising or moderately declining global equity markets wherein realized volatility may be lower than the volatility implied by the option prices.

During the Reporting Period, the Fund outperformed the Index, driven mostly by its strategic allocation to the macro hedging strategy (through which we seek to diversify the Fund’s overall exposure to global equity asset classes). Specifically, the Fund was long call options on Eurodollar futures in different segments at the short-term end of the Eurodollar yield curve, which added to returns, as global equities modestly declined and global interest rates fell during the Reporting Period. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. They are used to hedge against yield curve changes over multiple years into the future. Yield curve is a spectrum of maturities of varying lengths. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

On the negative side, the Fund was hurt by its strategic allocation to riskier assets, specifically U.S. small-cap equities and emerging markets stocks, which fell approximately 15% and 5%, respectively, during the Reporting Period overall. Additionally, an overweight in developed markets equities through the Fund’s factor-based diversification approach detracted from performance. An underweight in U.S. large-cap equities further diminished returns. Finally, our medium-term view that the Fund be positioned in short-term interest rates hurt performance as interest rates fell over the course of the Reporting Period.

The impact of our factor-based strategies overall was rather neutral during the Reporting Period. Our factor-based strategies are Momentum, Valuation, Quality and Volatility. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time.

3

PORTFOLIO RESULTS

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 98.00% of its total net assets invested in equity-related investments, 1.72% in the macro hedging strategy and 0.28% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	When the Reporting Period began, and as had been the case for most of 2018, the Fund maintained an overweight versus the Index in emerging markets equities versus developed markets equities. However, in October 2018, we modestly reduced the Fund’s overweight in emerging markets equities due to heightened market volatility driven by emerging markets currency risk. This overweight was decreased further at the beginning of 2019. We had expected to see the start of a rebound in China’s economic data by the end of the fourth quarter of 2018 in response to policy initiatives that sought to stimulate growth, but fresh data releases showed continued deterioration. We were particularly worried about weak industrial production data in December 2018 and the drop below 50 of both China’s official manufacturing PMI and the Caixin/Markit China manufacturing PMI during the same month. During the second and third quarters of 2019, we reduced the Fund’s overweight in emerging markets equities and its overweight in U.S. small-cap equities.

Effective June 28, 2019, as mentioned previously, we introduced an options-based strategy. In the process, we decreased the Fund’s allocation to our factor-based strategies and added a position in U.S. large-cap equity futures, through which we sought to diversify the Fund’s sources of active risk while at the same time maintaining its broad beta exposure to the global equities market.

Finally, at the beginning of the Reporting Period, the Fund held a steepening position on the front, or short-term, end of the U.S. Treasury yield curve. (A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) In December 2018, we allowed the longer end of this steepening position to expire, and thereafter, the Fund held an outright short position in the two-year segment of the U.S. Treasury yield curve. In July 2019, given the Fed’s dovish tilt and less optimistic economic view, we reduced the size of this short position.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to the U.S. small-cap equity market detracted from the Fund’s performance and their use to gain exposure to the Canadian and U.S. large-cap equity markets added modestly to returns, as each of these positions generated returns similar to the asset classes they represented. Overall, the use of equity futures had a negative impact on the Fund’s performance during the Reporting Period. In addition, the Fund employed currency forwards and interest rate options to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. Currency forwards contributed positively to the Fund’s returns due to strength in the U.S. dollar. Interest rate options also added to Fund performance and broadly accomplished their intended purpose in the risk-off environment of the fourth quarter of 2018.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 103.69% of its total net assets invested in equity-related investments, 1.78% in the macro hedging strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 8, 2019, Siwen Wu became a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow and Siwen Wu.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the global economy remained in the expansionary phase of the business

4

PORTFOLIO RESULTS

cycle and was likely to grow above trend through 2019. That said, the risks to this view increased in late 2018, as global economic growth data deteriorated more than we had expected. The overall level of economic activity, however, had not fallen to levels that would have forced us to change our core views, and at the end of the Reporting Period, our forward-looking indicators still suggested a positive economic growth environment into 2020. Also at the end of the Reporting Period, we believed some causes of the global economic slowdown would prove temporary. Further, with global central banks starting to ease monetary policy once more, we thought a recession was unlikely during 2019.

In the U.S., we started to see early signs of stabilization in economic data near the end of the Reporting Period. Such stabilization has historically been associated with equity returns close to those in an economic expansion. As for the Eurozone, we expected fiscal and monetary policies, as well as robust labor markets, to be supportive for economic growth over the medium term. However, we thought uncertainty was likely to remain high given the weakness of economic data during the summer of 2019. In the emerging markets, we anticipated that more policy support could lead to a short-term recovery in Chinese economic data, though we considered the medium-term outlook challenging. Our outlook for other emerging markets was more uncertain, largely because economic growth had not rebounded by the end of the Reporting Period.

Regarding geopolitics, trade tensions had escalated between the U.S. and China and a near-term deal between the two countries seemed unlikely to us at the end of the Reporting Period. Meanwhile, investor uncertainty about trade had increased, which was, in our view, reflected more in government bond markets than in equity or corporate credit markets. At the end of the Reporting Period, the yield on a 10-year U.S. Treasury security was below our year-end target range of 1.75% to 2.25%. Overall, we thought the factors driving lower bond yields during the Reporting Period would prove relatively long-lasting.

At the conclusion of the Reporting Period, we noted signs of late economic cycle vulnerability. However, we believed it would be more appropriate to “prepare” the Fund for the end of the cycle than to actually “position” it for the end. Accordingly, we modestly reduced the Fund’s risk exposures overall and also sought to decrease its potential tracking error versus the Index by further trimming its allocations to small-cap equities and factor-based strategies and adding allocations to passive large-cap equity indices. In our view, this would decrease the Fund’s active risk in terms of country and capitalization selection versus the Index. Looking ahead, we were planning at the end of the Reporting Period to introduce volatility selling as an additional diversified source of risk premium in an effort to improve the Fund’s return profile during small market moves and in low volatility environments. (Volatility selling seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.) We also believed volatility selling may diversify the Fund’s active risk, which was concentrated in the macro hedging strategy at the end of the Reporting Period. That said, we consider the macro hedging strategy a long-term structural allocation and a capital-efficient means of diversifying the Fund’s exposure to global equities. Should the Fed maintain its more “patient” and flexible approach to short-term interest rate policy, we plan to continue monitoring the potential impact of events related to key political and monetary policy decisions in the near term.

5

FUND BASICS

Global Managed Beta Fund

as of August 31, 2019

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of August 31, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2015 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Since Inception
Institutional Shares (Commenced April 30, 2015)	0.78%	6.47%

*	Because Institutional Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Index Definitions

MSCI China Index represents the performance of large- and mid-cap segments with H shares, B shares, red chips, P chips and foreign listings (e.g., ADRs) of Chinese stocks. China A shares are partially included in the index, making it the de facto index for all of China.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

TOPIX (or, Tokyo Price Index) is a capitalization-weighted index that lists all large firms on the Tokyo Stock Exchange into one group.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) captures large, mid and small cap representation across 23 developed markets and 24 emerging markets. With 8,686 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 28, 2019, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 13.5%
Aerospace & Defense – 0.2%
895	Airbus SE	$123,325
633	Arconic, Inc.	16,357
2,500	BAE Systems PLC	16,625
901	CAE, Inc.	23,584
55	Dassault Aviation SA	78,219
95	Elbit Systems Ltd.	14,668
255	General Dynamics Corp.	48,774
422	HEICO Corp.	61,051
716	HEICO Corp. Class A	79,018
111	Huntington Ingalls Industries, Inc.	23,199
643	L3Harris Technologies, Inc.	135,937
505	Lockheed Martin Corp.	193,975
3,236	Meggitt PLC	24,423
110	MTU Aero Engines AG	30,101
782	Northrop Grumman Corp.	287,674
256	Raytheon Co.	47,442
538	Safran SA	78,140
10,577	Singapore Technologies Engineering Ltd.	29,979
1,311	Spirit AeroSystems Holdings, Inc. Class A	105,667
2,518	Textron, Inc.	113,310
193	Thales SA	22,316
722	The Boeing Co.	262,873
124	TransDigm Group, Inc.	66,752
1,968	United Technologies Corp.	256,312

		2,139,721

Air Freight & Logistics – 0.1%
32,886	Bollore SA	139,621
2,502	C.H. Robinson Worldwide, Inc.	211,394
10,499	Deutsche Post AG	344,531
631	Expeditors International of Washington, Inc.	44,864
693	FedEx Corp.	109,916
556	United Parcel Service, Inc. Class B	65,975
2,164	XPO Logistics, Inc.*	153,341
3,058	Yamato Holdings Co. Ltd.	52,883

		1,122,525

Airlines – 0.0%
1,896	Air Canada*	63,727
1,113	ANA Holdings, Inc.	38,029
1,101	Delta Air Lines, Inc.	63,704
1,506	Japan Airlines Co. Ltd.	47,005
2,395	Singapore Airlines Ltd.	15,241
1,661	Southwest Airlines Co.	86,903
1,391	United Airlines Holdings, Inc.*	117,275

		431,884

Auto Components – 0.1%
198	Aptiv PLC	16,468
3,965	BorgWarner, Inc.	129,378
1,222	Bridgestone Corp.	46,279
1,444	Denso Corp.	60,501
1,046	Faurecia SE	45,770

Common Stocks – (continued)
Auto Components – (continued)
1,162	Lear Corp.	130,446
3,988	Magna International, Inc.	199,669
735	Stanley Electric Co. Ltd.	18,241
1,887	Sumitomo Electric Industries Ltd.	22,189
4,222	The Yokohama Rubber Co. Ltd.	81,015
1,680	Toyoda Gosei Co. Ltd.	31,196
294	Toyota Industries Corp.	16,126
804	Valeo SA	22,000

		819,278

Automobiles – 0.1%
412	Bayerische Motoren Werke AG	27,535
521	Daimler AG	24,453
249	Ferrari NV	39,317
22,360	Ford Motor Co.	205,041
1,736	General Motors Co.	64,388
1,988	Harley-Davidson, Inc.	63,417
4,700	Honda Motor Co. Ltd.	111,366
6,609	Isuzu Motors Ltd.	70,977
2,686	Mazda Motor Corp.	22,475
2,561	Nissan Motor Co. Ltd.	15,823
3,163	Peugeot SA	70,716
1,570	Suzuki Motor Corp.	60,445
3,140	Toyota Motor Corp.	205,626

		981,579

Banks – 0.7%
1,025	ABN AMRO Bank NV(a)	18,179
1,430	Aozora Bank Ltd.	33,010
6,596	Australia & New Zealand Banking Group Ltd.	118,652
8,827	Banco Bilbao Vizcaya Argentaria SA	41,877
24,411	Banco de Sabadell SA	20,917
25,437	Banco Santander SA	96,334
6,651	Bank Hapoalim BM*	48,797
15,743	Bank Leumi Le-Israel BM	107,271
19,788	Bank of America Corp.	544,368
1,831	Bank of Montreal	125,505
13,994	Bank of Queensland Ltd.	86,352
35,149	Barclays PLC	58,552
1,658	BB&T Corp.	79,004
19,337	Bendigo & Adelaide Bank Ltd.	145,455
2,077	BNP Paribas SA	93,623
20,086	BOC Hong Kong Holdings Ltd.	67,554
1,018	Canadian Imperial Bank of Commerce	78,854
1,365	CIT Group, Inc.	58,135
5,315	Citigroup, Inc.	342,020
1,649	Citizens Financial Group, Inc.	55,637
506	Comerica, Inc.	31,195
2,969	Commonwealth Bank of Australia	157,919
3,311	Credit Agricole SA	37,743
1,725	Danske Bank A/S	22,710
2,869	DBS Group Holdings Ltd.	50,589
2,734	DNB ASA	44,045
2,099	Fifth Third Bancorp	55,519
260	First Republic Bank	23,327

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Banks – (continued)
1,949	Hang Seng Bank Ltd.	$40,600
33,734	HSBC Holdings PLC	242,873
2,966	Huntington Bancshares, Inc.	39,299
4,891	ING Groep NV	46,727
13,921	Intesa Sanpaolo SpA	30,633
10,673	Israel Discount Bank Ltd. Class A	44,418
4,046	Japan Post Bank Co. Ltd.	36,837
9,358	JPMorgan Chase & Co.	1,028,070
381	KBC Group NV	22,050
2,230	KeyCorp.	37,018
84,453	Lloyds Banking Group PLC	51,383
439	M&T Bank Corp.	64,186
6,933	Mebuki Financial Group, Inc.	15,446
3,912	Mediobanca Banca di Credito Finanziario SpA	38,879
21,923	Mitsubishi UFJ Financial Group, Inc.	105,521
2,319	Mizrahi Tefahot Bank Ltd.	53,423
38,785	Mizuho Financial Group, Inc.	56,356
4,993	National Australia Bank Ltd.	92,021
3,794	National Bank of Canada	178,159
6,264	Nordea Bank Abp	39,177
20,940	Oversea-Chinese Banking Corp. Ltd.	160,485
3,538	People’s United Financial, Inc.	50,841
2,610	Regions Financial Corp.	38,158
7,526	Resona Holdings, Inc.	29,498
7,128	Royal Bank of Canada	533,128
9,062	Royal Bank of Scotland Group PLC	20,397
5,950	Seven Bank Ltd.	15,556
2,594	Shinsei Bank Ltd.	35,456
205	Signature Bank	23,913
5,390	Skandinaviska Enskilda Banken AB Class A	46,384
3,568	Societe Generale SA	90,323
2,813	Standard Chartered PLC	21,377
6,873	Sumitomo Mitsui Financial Group, Inc.	225,216
1,315	Sumitomo Mitsui Trust Holdings, Inc.	42,908
685	SunTrust Banks, Inc.	42,134
4,564	Svenska Handelsbanken AB Class A	40,213
29,440	The Bank of East Asia Ltd.	74,324
1,961	The Bank of Nova Scotia	104,280
694	The PNC Financial Services Group, Inc.	89,477
7,517	The Toronto-Dominion Bank	407,637
2,824	U.S. Bancorp	148,797
8,568	UniCredit SpA	95,299
3,675	United Overseas Bank Ltd.	65,992
8,466	Wells Fargo & Co.	394,262
4,557	Westpac Banking Corp.	86,472
857	Zions Bancorp NA	35,214

		7,823,960

Beverages – 0.3%
1,861	Anheuser-Busch InBev SA	175,900
960	Asahi Group Holdings Ltd.	44,756
1,475	Brown-Forman Corp. Class B	87,010
1,381	Carlsberg A/S Class B	203,984

Common Stocks – (continued)
Beverages – (continued)
4,983	Coca-Cola Amatil Ltd.	36,456
1,458	Coca-Cola Bottlers Japan Holdings, Inc.	31,667
2,887	Coca-Cola European Partners PLC	162,654
1,097	Coca-Cola HBC AG*	36,499
162	Constellation Brands, Inc. Class A	33,105
6,072	Davide Campari-Milano SpA	57,047
5,321	Diageo PLC	227,812
2,004	Heineken Holding NV	198,329
806	Heineken NV	85,757
876	Kirin Holdings Co. Ltd.	17,288
6,953	Molson Coors Brewing Co. Class B	357,106
2,163	Monster Beverage Corp.*	126,903
4,518	PepsiCo, Inc.	617,746
570	Pernod Ricard SA	108,819
111	Remy Cointreau SA	16,766
1,619	Suntory Beverage & Food Ltd.	69,763
7,365	The Coca-Cola Co.	405,370

		3,100,737

Biotechnology – 0.2%
4,350	AbbVie, Inc.	285,969
318	Alexion Pharmaceuticals, Inc.*	32,042
3,949	Alkermes PLC*	82,850
976	Amgen, Inc.	203,613
1,496	Biogen, Inc.*	328,746
2,475	Celgene Corp.*	239,580
557	CSL Ltd.	90,225
324	Exact Sciences Corp.*	38,627
75	Genmab A/S*	15,332
2,756	Gilead Sciences, Inc.	175,116
2,064	Incyte Corp.*	168,877
775	Ionis Pharmaceuticals, Inc.*	48,988
278	PeptiDream, Inc.*	14,546
276	Regeneron Pharmaceuticals, Inc.*	80,054
1,347	Seattle Genetics, Inc.*	97,846
673	Vertex Pharmaceuticals, Inc.*	121,153

		2,023,564

Building Products – 0.1%
543	AGC, Inc.	15,649
1,749	Allegion PLC	168,376
2,187	Assa Abloy AB Class B	45,652
2,536	Cie de Saint-Gobain	91,441
288	Daikin Industries Ltd.	35,610
1,121	Fortune Brands Home & Security, Inc.	57,238
107	Geberit AG	48,781
4,982	Johnson Controls International PLC	212,682
699	Lennox International, Inc.	177,392
5,980	Masco Corp.	243,565
2,008	Owens Corning	115,179
404	TOTO Ltd.	14,600

		1,226,165

Capital Markets – 0.4%
4,727	3i Group PLC	63,193
1,090	Ameriprise Financial, Inc.	140,588

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
1,185	ASX Ltd.	$68,833
127	BlackRock, Inc.	53,665
2,318	Brookfield Asset Management, Inc. Class A	119,539
911	Cboe Global Markets, Inc.	108,555
10,810	CI Financial Corp.	154,916
812	CME Group, Inc.	176,440
2,878	Credit Suisse Group AG*	33,673
5,673	Daiwa Securities Group, Inc.	24,409
554	Deutsche Boerse AG	81,401
2,745	E*TRADE Financial Corp.	114,576
3,081	Eaton Vance Corp.	132,853
850	FactSet Research Systems, Inc.	231,277
735	Franklin Resources, Inc.	19,316
8,717	Hargreaves Lansdown PLC	200,083
2,475	Hong Kong Exchanges & Clearing Ltd.	75,534
1,471	IGM Financial, Inc.	39,730
1,382	Intercontinental Exchange, Inc.	129,189
1,392	Invesco Ltd.	21,854
3,954	Investec PLC	20,404
1,000	Japan Exchange Group, Inc.	15,811
1,016	KKR & Co., Inc. Class A	26,253
1,305	London Stock Exchange Group PLC	110,696
590	Macquarie Group Ltd.	49,187
2,614	Magellan Financial Group Ltd.	89,269
308	MarketAxess Holdings, Inc.	122,467
1,598	Moody’s Corp.	344,497
3,641	Morgan Stanley	151,065
278	MSCI, Inc.	65,227
530	Nasdaq, Inc.	52,915
12,110	Natixis SA	46,867
594	Northern Trust Corp.	52,230
160	Partners Group Holding AG	130,229
484	Raymond James Financial, Inc.	37,999
1,631	S&P Global, Inc.	424,370
645	Schroders PLC	21,491
1,766	SEI Investments Co.	101,563
33,802	Singapore Exchange Ltd.	199,545
1,810	St. James’s Place PLC	20,302
17,042	Standard Life Aberdeen PLC	51,842
1,818	State Street Corp.	93,282
1,236	T. Rowe Price Group, Inc.	136,726
558	TD Ameritrade Holding Corp.	24,781
2,157	The Bank of New York Mellon Corp.	90,723
1,101	The Charles Schwab Corp.	42,135
6,478	UBS Group AG*	68,781

		4,580,281

Chemicals – 0.2%
862	Air Liquide SA	120,103
614	Air Products & Chemicals, Inc.	138,715
1,103	Akzo Nobel NV	98,869
1,703	Arkema SA	149,596
647	Axalta Coating Systems Ltd.*	18,685
555	BASF SE	36,723
147	Celanese Corp.	16,665

Common Stocks – (continued)
Chemicals – (continued)
333	CF Industries Holdings, Inc.	16,047
365	Chr Hansen Holding A/S	30,692
933	Corteva, Inc.	27,356
1,562	Covestro AG(a)	70,983
937	Croda International PLC	53,791
469	Dow, Inc.	19,993
327	DuPont de Nemours, Inc.	22,213
1,290	Eastman Chemical Co.	84,327
1,277	Ecolab, Inc.	263,458
86	EMS-Chemie Holding AG	51,353
186	FMC Corp.	16,057
34	Givaudan SA	92,199
13,131	Incitec Pivot Ltd.	28,349
472	International Flavors & Fragrances, Inc.	51,802
366	Koninklijke DSM NV	45,517
889	Linde PLC	167,941
465	LyondellBasell Industries NV Class A	35,982
1,783	Methanex Corp.	57,799
5,794	Mitsubishi Chemical Holdings Corp.	39,715
2,131	Mitsui Chemicals, Inc.	45,463
350	Nissan Chemical Corp.	14,788
898	Novozymes A/S Class B	38,281
2,141	Orica Ltd.	30,998
440	PPG Industries, Inc.	48,748
153	Shin-Etsu Chemical Co. Ltd.	15,411
842	Showa Denko KK	21,679
159	Sika AG	22,884
312	Solvay SA	31,536
499	Symrise AG	46,649
2,221	Taiyo Nippon Sanso Corp.	43,968
2,378	Teijin Ltd.	42,699
136	The Sherwin-Williams Co.	71,638
1,559	Westlake Chemical Corp.	91,342

		2,321,014

Commercial Services & Supplies – 0.1%
8,334	Brambles Ltd.	63,344
937	Cintas Corp.	247,181
751	Copart, Inc.*	56,618
1,745	Dai Nippon Printing Co. Ltd.	37,719
1,121	Edenred	54,586
5,644	Rentokil Initial PLC	31,012
1,202	Republic Services, Inc.	107,278
6,438	Rollins, Inc.	211,231
460	Secom Co. Ltd.	39,195
4,454	Securitas AB Class B	66,791
714	Societe BIC SA	45,625
312	Sohgo Security Services Co. Ltd.	15,719
2,067	Toppan Printing Co. Ltd.	32,925
1,158	Waste Connections, Inc.	106,420
1,407	Waste Management, Inc.	167,925

		1,283,569

Communications Equipment – 0.1%
238	Arista Networks, Inc.*	53,936
10,836	Cisco Systems, Inc.	507,233

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – (continued)
1,409	F5 Networks, Inc.*	$181,381
3,182	Juniper Networks, Inc.	73,695
508	Motorola Solutions, Inc.	91,902
3,118	Nokia Oyj	15,426
6,541	Telefonaktiebolaget LM Ericsson Class B	51,184

		974,757

Construction & Engineering – 0.1%
3,155	ACS Actividades de Construccion y Servicios SA	119,390
425	Bouygues SA	16,144
1,849	CIMIC Group Ltd.	38,583
1,424	Eiffage SA	147,560
2,587	Ferrovial SA	73,635
6,505	Fluor Corp.	114,943
728	HOCHTIEF AG	79,390
1,040	Jacobs Engineering Group, Inc.	92,414
1,674	Obayashi Corp.	15,406
6,199	Skanska AB Class B	116,323
1,724	Vinci SA	188,360
4,824	WSP Global, Inc.	261,164

		1,263,312

Construction Materials – 0.0%
760	CRH PLC	25,436
848	HeidelbergCement AG	58,889
1,594	LafargeHolcim Ltd.*	75,667
61	Martin Marietta Materials, Inc.	15,480

		175,472

Consumer Finance – 0.1%
4,356	Acom Co. Ltd.	15,359
4,672	Ally Financial, Inc.	146,467
3,000	American Express Co.	361,110
1,753	Capital One Financial Corp.	151,845
2,054	Credit Saison Co. Ltd.	22,825
2,480	Discover Financial Services	198,326
5,706	Synchrony Financial	182,877

		1,078,809

Containers & Packaging – 0.1%
1,629	Amcor PLC*	15,997
208	Avery Dennison Corp.	24,038
1,674	Ball Corp.	134,606
919	Crown Holdings, Inc.*	60,507
2,189	International Paper Co.	85,590
169	Packaging Corp. of America	16,998
460	Sealed Air Corp.	18,317
4,627	Smurfit Kappa Group PLC	142,800
3,410	Westrock Co.	116,554

		615,407

Distributors – 0.0%
1,773	Genuine Parts Co.	160,084
1,638	Jardine Cycle & Carriage Ltd.	36,385

Common Stocks – (continued)
Distributors – (continued)
5,826	LKQ Corp.*	153,049

		349,518

Diversified Consumer Services – 0.0%
1,808	Benesse Holdings, Inc.	46,243
4,564	H&R Block, Inc.	110,540

		156,783

Diversified Financial Services – 0.1%
4,055	AXA Equitable Holdings, Inc.	84,222
2,679	Berkshire Hathaway, Inc. Class B*	544,936
3,378	Challenger Ltd.	15,278
819	Eurazeo SE	54,174
2,422	EXOR NV	164,550
342	Groupe Bruxelles Lambert SA	31,958
2,453	Industrivarden AB Class C	51,403
1,702	Investor AB Class B	79,955
603	Kinnevik AB Class B	16,447
1,234	L E Lundbergforetagen AB Class B	46,265
2,913	Mitsubishi UFJ Lease & Finance Co. Ltd.	15,712
4,364	Onex Corp.	256,386
4,094	ORIX Corp.	60,407
1,311	Pargesa Holding SA	96,062
1,033	Tokyo Century Corp.	41,561
1,647	Voya Financial, Inc.	81,230
189	Wendel SA	26,491

		1,667,037

Diversified Telecommunication Services – 0.2%
20,535	AT&T, Inc.	724,064
1,043	BCE, Inc.	49,353
11,845	BT Group PLC	23,863
759	Cellnex Telecom SA*(a)	30,417
13,008	CenturyLink, Inc.	148,031
10,347	Deutsche Telekom AG	172,739
627	Elisa Oyj	31,533
37,703	HKT Trust and HKT Ltd.	58,897
15,596	Koninklijke KPN NV	49,397
4,752	Nippon Telegraph & Telephone Corp.	227,801
3,682	Orange SA	55,942
64,218	PCCW Ltd.	34,782
1,585	Proximus SADP	46,877
15,280	Singapore Telecommunications Ltd.	37,569
5,538	Spark New Zealand Ltd.	15,418
153	Swisscom AG	76,597
86,846	Telecom Italia SpA*	46,427
78,061	Telecom Italia SpA RSP	39,951
6,266	Telefonica Deutschland Holding AG	15,957
8,726	Telefonica SA	60,624
3,393	Telenor ASA	69,637
8,289	Telia Co. AB	36,285
12,507	Telstra Corp. Ltd.	31,311
1,660	TELUS Corp.	60,134
14,582	TPG Telecom Ltd.	65,379
10,412	Verizon Communications, Inc.	605,562

		2,814,547

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – 0.3%
1,649	Alliant Energy Corp.	$86,490
1,542	American Electric Power Co., Inc.	140,553
31,146	AusNet Services	37,728
1,057	Chubu Electric Power Co., Inc.	15,577
5,520	CK Infrastructure Holdings Ltd.	37,161
3,420	CLP Holdings Ltd.	35,196
1,753	Duke Energy Corp.	162,573
438	Edison International	31,654
52,684	EDP – Energias de Portugal SA	199,135
1,284	Emera, Inc.	55,627
2,652	Endesa SA	68,159
21,218	Enel SpA	153,932
1,029	Entergy Corp.	116,112
1,515	Evergy, Inc.	98,475
1,480	Eversource Energy	118,592
2,862	Exelon Corp.	135,258
2,166	FirstEnergy Corp.	99,636
2,658	Fortis, Inc.	109,742
706	Fortum Oyj	15,542
32,706	HK Electric Investments & HK Electric Investments Ltd.	31,317
2,970	Hydro One Ltd.(a)	55,055
23,554	Iberdrola SA	242,465
3,280	Kyushu Electric Power Co., Inc.	32,375
1,024	NextEra Energy, Inc.	224,338
1,976	OGE Energy Corp.	84,711
911	Orsted A/S(a)	86,942
1,052	Pinnacle West Capital Corp.	100,266
3,998	Power Assets Holdings Ltd.	26,584
4,085	PPL Corp.	120,712
1,122	Red Electrica Corp. SA	22,281
2,027	SSE PLC	28,438
12,390	Terna Rete Elettrica Nazionale SpA	78,071
2,899	The Chugoku Electric Power Co., Inc.	37,019
2,685	The Southern Co.	156,428
2,586	Tohoku Electric Power Co., Inc.	25,836
619	Verbund AG	36,857
1,989	Xcel Energy, Inc.	127,734

		3,234,571

Electrical Equipment – 0.1%
2,287	ABB Ltd.	43,490
1,520	Acuity Brands, Inc.	190,623
823	AMETEK, Inc.	70,720
1,541	Eaton Corp. PLC	124,390
642	Emerson Electric Co.	38,257
620	Legrand SA	43,773
783	Prysmian SpA	17,184
642	Rockwell Automation, Inc.	98,091
988	Schneider Electric SE	82,759
1,259	Sensata Technologies Holding PLC*	57,385
541	Vestas Wind Systems A/S	39,782

		806,454

Electronic Equipment, Instruments & Components – 0.1%
624	Amphenol Corp. Class A	54,625
2,812	Arrow Electronics, Inc.*	194,590

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
2,651	CDW Corp.	306,190
1,163	Cognex Corp.	52,428
1,016	Corning, Inc.	28,296
665	FLIR Systems, Inc.	32,765
3,419	Halma PLC	82,002
279	Hitachi High-Technologies Corp.	15,038
1,709	Hitachi Ltd.	58,298
177	Ingenico Group SA	17,553
1,580	Keysight Technologies, Inc.*	153,039
256	Kyocera Corp.	15,194
2,307	Nippon Electric Glass Co. Ltd.	47,799
994	Omron Corp.	49,086
559	TE Connectivity Ltd.	50,992
660	Trimble, Inc.*	24,763
825	Yokogawa Electric Corp.	14,968
176	Zebra Technologies Corp. Class A*	36,085

		1,233,711

Energy Equipment & Services – 0.0%
1,558	National Oilwell Varco, Inc.	31,830
737	Schlumberger Ltd.	23,901

		55,731

Entertainment – 0.1%
334	Activision Blizzard, Inc.	16,900
427	Electronic Arts, Inc.*	40,001
970	Liberty Media Corp.-Liberty Formula One Class C*	40,488
986	Live Nation Entertainment, Inc.*	68,537
399	Netflix, Inc.*	117,206
1,675	Nexon Co. Ltd.*	22,603
40	Nintendo Co. Ltd.	15,136
140	Take-Two Interactive Software, Inc.*	18,476
3,125	The Walt Disney Co.	428,938
834	Toho Co. Ltd.	35,339
1,312	Ubisoft Entertainment SA*	105,786
6,423	Viacom, Inc. Class B	160,447
2,451	Vivendi SA	68,540

		1,138,397

Equity Real Estate Investment Trusts (REITs) – 0.4%
694	Alexandria Real Estate Equities, Inc.	103,989
962	American Tower Corp.	221,443
22,935	Ascendas Real Estate Investment Trust	50,874
516	AvalonBay Communities, Inc.	109,681
629	Boston Properties, Inc.	80,776
1,267	Camden Property Trust	137,153
25,440	CapitaLand Commercial Trust	39,025
22,165	CapitaLand Mall Trust	42,301
515	Covivio	54,790
1,047	Crown Castle International Corp.	151,993
14	Daiwa House REIT Investment Corp.	36,948
4,704	Dexus	40,856
1,397	Digital Realty Trust, Inc.	172,711
1,861	Duke Realty Corp.	61,915
171	Equinix, Inc.	95,124

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
988	Equity LifeStyle Properties, Inc.	$133,103
1,405	Equity Residential	119,088
474	Essex Property Trust, Inc.	152,277
556	Extra Space Storage, Inc.	67,788
355	Federal Realty Investment Trust	45,870
236	Gecina SA	37,411
6,503	Goodman Group	63,519
3,121	H&R Real Estate Investment Trust	53,048
2,436	HCP, Inc.	84,554
11,853	Host Hotels & Resorts, Inc.	190,122
351	ICADE	31,035
2,604	Invitation Homes, Inc.	74,891
736	Iron Mountain, Inc.	23,442
13	Japan Prime Realty Investment Corp.	59,349
15	Japan Real Estate Investment Corp.	99,824
31	Japan Retail Fund Investment Corp.	62,038
3,009	Kimco Realty Corp.	55,305
1,038	Klepierre SA	31,682
4,148	Land Securities Group PLC	39,180
1,243	Liberty Property Trust	64,785
6,466	Link REIT	72,486
773	Mid-America Apartment Communities, Inc.	97,924
25,215	Mirvac Group	54,122
1,613	National Retail Properties, Inc.	90,570
10	Nippon Building Fund, Inc.	73,419
27	Nippon Prologis REIT, Inc.	73,134
45	Nomura Real Estate Master Fund, Inc.	78,569
1,475	Prologis, Inc.	123,339
372	Public Storage	98,483
1,314	Realty Income Corp.	96,986
955	Regency Centers Corp.	61,607
2,724	RioCan Real Estate Investment Trust	54,177
424	SBA Communications Corp.	111,270
11,146	Scentre Group	30,296
5,894	Segro PLC	56,387
417	Simon Property Group, Inc.	62,108
514	SL Green Realty Corp.	41,233
1,820	SmartCentres Real Estate Investment Trust	43,279
10,224	Stockland	31,083
764	Sun Communities, Inc.	112,919
25,680	Suntec Real Estate Investment Trust	35,689
5,684	The British Land Co. PLC	35,291
16,181	The GPT Group	69,578
693	The Macerich Co.	19,771
1,900	UDR, Inc.	91,542
244	Unibail-Rodamco-Westfield	31,939
27	United Urban Investment Corp.	50,621
1,171	Ventas, Inc.	85,940
10,326	VEREIT, Inc.	100,678
16,529	Vicinity Centres	28,813
711	Vornado Realty Trust	42,994
1,087	Welltower, Inc.	97,352
613	Weyerhaeuser Co.	16,128
1,708	WP Carey, Inc.	153,378

		5,210,995

Common Stocks – (continued)
Food & Staples Retailing – 0.4%
911	Aeon Co. Ltd.	16,147
1,832	Alimentation Couche-Tard, Inc. Class B	115,308
7,061	Carrefour SA	120,338
457	Casino Guichard Perrachon SA	19,237
16,643	Coles Group Ltd.	155,127
3,096	Colruyt SA	158,462
1,523	Costco Wholesale Corp.	448,919
27,109	Dairy Farm International Holdings Ltd.	193,896
10,546	Empire Co. Ltd. Class A	290,938
851	George Weston Ltd.	69,140
1,271	ICA Gruppen AB	62,370
6,492	J Sainsbury PLC	15,534
12,025	Jeronimo Martins SGPS SA	198,439
13,905	Koninklijke Ahold Delhaize NV	325,730
1,322	Lawson, Inc.	65,613
2,366	Loblaw Cos. Ltd.	129,496
4,563	METRO AG	70,651
1,078	Metro, Inc.	45,739
2,493	Seven & i Holdings Co. Ltd.	88,168
3,456	Sundrug Co. Ltd.	107,431
4,411	Sysco Corp.	327,870
35,906	Tesco PLC	95,973
10,206	The Kroger Co.	241,678
1,474	Tsuruha Holdings, Inc.	160,701
4,897	Walgreens Boots Alliance, Inc.	250,677
6,347	Walmart, Inc.	725,208
2,994	Welcia Holdings Co. Ltd.	156,274
19,974	Wm Morrison Supermarkets PLC	44,552
9,350	Woolworths Group Ltd.	237,853

		4,937,469

Food Products – 0.4%
3,611	a2 Milk Co. Ltd.*	32,822
7,009	Ajinomoto Co., Inc.	127,715
1,549	Archer-Daniels-Midland Co.	58,939
2,546	Associated British Foods PLC	70,439
8	Barry Callebaut AG	16,402
2,555	Bunge Ltd.	136,463
2,487	Calbee, Inc.	75,795
1,425	Campbell Soup Co.	64,125
6	Chocoladefabriken Lindt & Spruengli AG (Food Products)	119,301
3,567	Conagra Brands, Inc.	101,160
3,958	Danone SA	354,594
4,015	General Mills, Inc.	216,007
488,462	Golden Agri-Resources Ltd.	93,117
1,839	Hormel Foods Corp.	78,360
2,387	Ingredion, Inc.	184,443
712	Kellogg Co.	44,714
687	Kerry Group PLC Class A	81,772
531	Kikkoman Corp.	23,867
527	Lamb Weston Holdings, Inc.	37,096
652	McCormick & Co., Inc.	106,191
311	MEIJI Holdings Co. Ltd.	21,591

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Food Products – (continued)
3,529	Mondelez International, Inc. Class A	$194,871
1,885	Mowi ASA	45,091
7,464	Nestle SA	838,762
937	Nisshin Seifun Group, Inc.	17,612
4,833	Orkla ASA	44,280
1,585	Saputo, Inc.	47,643
1,467	The Hershey Co.	232,490
1,414	The J.M. Smucker Co.	148,696
2,630	The Kraft Heinz Co.	67,118
469	Toyo Suisan Kaisha Ltd.	19,082
2,956	Tyson Foods, Inc. Class A	275,026
48,686	Vitasoy International Holdings Ltd.	226,271
24,551	WH Group Ltd.(a)	19,674
36,338	Wilmar International Ltd.	99,605
7,214	Yamazaki Baking Co. Ltd.	125,274

		4,446,408

Gas Utilities – 0.1%
5,526	APA Group	40,939
1,032	Atmos Energy Corp.	113,757
1,027	Enagas SA	22,361
40,596	Hong Kong & China Gas Co. Ltd.	78,286
2,228	Naturgy Energy Group SA	58,389
894	Osaka Gas Co. Ltd.	15,990
17,060	Snam SpA	86,519
416	Toho Gas Co. Ltd.	16,136
1,079	Tokyo Gas Co. Ltd.	27,255
5,044	UGI Corp.	245,491

		705,123

Health Care Equipment & Supplies – 0.4%
3,234	Abbott Laboratories	275,925
684	ABIOMED, Inc.*	132,060
637	Alcon, Inc.*	38,737
942	Align Technology, Inc.*	172,490
1,170	Asahi Intecc Co. Ltd.	26,094
2,605	Baxter International, Inc.	229,110
365	Becton Dickinson & Co.	92,681
584	BioMerieux	47,473
3,165	Boston Scientific Corp.*	135,240
311	Carl Zeiss Meditec AG	35,941
1,085	Cochlear Ltd.	158,852
904	Coloplast A/S Class B	107,765
1,332	Danaher Corp.	189,264
508	Demant A/S*	15,392
884	DENTSPLY SIRONA, Inc.	46,101
110	DexCom, Inc.*	18,877
1,126	Edwards Lifesciences Corp.*	249,792
1,343	Hologic, Inc.*	66,304
2,216	Hoya Corp.	180,169
999	IDEXX Laboratories, Inc.*	289,450
76	Intuitive Surgical, Inc.*	38,862
2,850	Koninklijke Philips NV	134,333
2,676	Medtronic PLC	288,714
10,304	Olympus Corp.	120,485
1,448	ResMed, Inc.	201,706

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
803	Siemens Healthineers AG(a)	31,584
6,236	Smith & Nephew PLC	149,432
624	Sonova Holding AG	145,030
641	STERIS PLC	98,970
125	Straumann Holding AG	98,273
679	Stryker Corp.	149,828
491	Sysmex Corp.	31,293
172	Teleflex, Inc.	62,594
536	Terumo Corp.	15,553
238	The Cooper Cos., Inc.	73,720
1,305	Varian Medical Systems, Inc.*	138,239
430	Zimmer Biomet Holdings, Inc.	59,856

		4,346,189

Health Care Providers & Services – 0.3%
1,678	AmerisourceBergen Corp.	138,049
692	Anthem, Inc.	180,972
3,759	Cardinal Health, Inc.	162,126
2,903	Centene Corp.*	135,338
1,735	Cigna Corp.	267,138
4,840	CVS Health Corp.	294,853
2,262	DaVita, Inc.*	127,509
544	Fresenius Medical Care AG & Co. KGaA	36,610
448	Fresenius SE & Co. KGaA	21,778
1,982	HCA Healthcare, Inc.	238,236
3,162	Henry Schein, Inc.*	194,842
154	Humana, Inc.	43,614
1,455	Laboratory Corp. of America Holdings*	243,800
1,470	McKesson Corp.	203,257
3,205	Medipal Holdings Corp.	68,031
1,764	Quest Diagnostics, Inc.	180,581
993	Ramsay Health Care Ltd.	43,859
1,792	Sonic Healthcare Ltd.	35,473
861	Suzuken Co. Ltd.	46,227
2,327	UnitedHealth Group, Inc.	544,518
1,164	Universal Health Services, Inc. Class B	168,291
84	WellCare Health Plans, Inc.*	22,742

		3,397,844

Health Care Technology – 0.0%
3,542	Cerner Corp.	244,079
969	Veeva Systems, Inc. Class A*	155,408

		399,487

Hotels, Restaurants & Leisure – 0.3%
823	Accor SA	35,532
5,147	Aramark	210,306
1,836	Aristocrat Leisure Ltd.	36,778
659	Carnival Corp.	29,049
80	Chipotle Mexican Grill, Inc.*	67,074
3,677	Compass Group PLC	93,257
370	Darden Restaurants, Inc.	44,763
902	Domino’s Pizza, Inc.	204,610
4,946	Flight Centre Travel Group Ltd.	155,112
2,054	GVC Holdings PLC	15,760

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
819	Hilton Worldwide Holdings, Inc.	$75,651
2,794	InterContinental Hotels Group PLC	174,877
560	Marriott International, Inc. Class A	70,594
1,474	McDonald’s Corp.	321,288
779	McDonald’s Holdings Co. Japan Ltd.	36,541
1,661	MGM Resorts International	46,608
2,609	Norwegian Cruise Line Holdings Ltd.*	132,407
400	Oriental Land Co. Ltd.	58,188
486	Restaurant Brands International, Inc.	38,113
215	Royal Caribbean Cruises Ltd.	22,420
23,298	Shangri-La Asia Ltd.	24,323
476	Sodexo SA	53,936
6,832	Starbucks Corp.	659,698
9,053	Tabcorp Holdings Ltd.	28,731
2,186	The Stars Group, Inc.*	33,215
71	Vail Resorts, Inc.	16,776
21,794	Wynn Macau Ltd.	43,432
2,750	Yum! Brands, Inc.	321,145

		3,050,184

Household Durables – 0.1%
28,605	Barratt Developments PLC	220,820
2,385	Berkeley Group Holdings PLC	113,908
1,131	Casio Computer Co. Ltd.	15,790
312	D.R. Horton, Inc.	15,435
635	Garmin Ltd.	51,797
2,652	Husqvarna AB Class B	20,583
1,543	Iida Group Holdings Co. Ltd.	23,992
761	Leggett & Platt, Inc.	28,302
1,598	Lennar Corp. Class A	81,498
327	Mohawk Industries, Inc.*	38,877
976	Newell Brands, Inc.	16,202
25	NVR, Inc.*	89,975
2,890	Panasonic Corp.	22,261
1,944	PulteGroup, Inc.	65,707
247	Rinnai Corp.	15,486
670	Roku, Inc.*	101,411
434	SEB SA	67,491
1,057	Sekisui Chemical Co. Ltd.	15,206
2,797	Sekisui House Ltd.	49,607
2,372	Sony Corp.	135,115
23,943	Taylor Wimpey PLC	42,613

		1,232,076

Household Products – 0.2%
1,266	Church & Dwight Co., Inc.	101,001
5,481	Colgate-Palmolive Co.	406,416
1,664	Essity AB Class B	51,981
1,180	Henkel AG & Co. KGaA (Household Products)	114,016
1,527	Kimberly-Clark Corp.	215,475
2,631	Lion Corp.	51,080
1,619	Pigeon Corp.	58,694
1,157	Reckitt Benckiser Group PLC	90,421
1,465	The Clorox Co.	231,704
5,507	The Procter & Gamble Co.	662,107

Common Stocks – (continued)
Household Products – (continued)
529	Unicharm Corp.	16,239

		1,999,134

Independent Power and Renewable Electricity Producers – 0.1%
3,473	AES Corp.	53,241
2,190	Electric Power Development Co. Ltd.	50,710
15,841	Meridian Energy Ltd.	49,683
8,570	NRG Energy, Inc.	311,948
1,190	Uniper SE	36,107
15,577	Vistra Energy Corp.	388,646

		890,335

Industrial Conglomerates – 0.1%
1,063	3M Co.	171,908
21,501	CK Hutchison Holdings Ltd.	186,904
253	DCC PLC	21,561
2,711	General Electric Co.	22,366
1,474	Honeywell International, Inc.	242,650
1,385	Jardine Matheson Holdings Ltd.	75,313
843	Jardine Strategic Holdings Ltd.	26,654
1,027	Keihan Holdings Co. Ltd.	43,003
11,167	NWS Holdings Ltd.	19,197
254	Roper Technologies, Inc.	93,157
641	Siemens AG	64,102
791	Smiths Group PLC	16,119

		982,934

Insurance – 0.7%
8,122	Admiral Group PLC	212,842
33,140	Aegon NV	126,153
2,561	Aflac, Inc.	128,511
1,306	Ageas	69,971
16,775	AIA Group Ltd.	162,328
113	Alleghany Corp.*	84,672
1,201	Allianz SE	265,065
522	American Financial Group, Inc.	52,706
1,329	American International Group, Inc.	69,161
1,269	Aon PLC	247,265
3,046	Arch Capital Group Ltd.*	120,317
1,700	Arthur J. Gallagher & Co.	154,207
7,809	Assicurazioni Generali SpA	141,948
525	Assurant, Inc.	64,575
2,337	Athene Holding Ltd. Class A*	90,816
20,657	Aviva PLC	89,179
4,282	AXA SA	98,189
475	Baloise Holding AG	81,245
2,024	Brighthouse Financial, Inc.*	71,366
1,486	Chubb Ltd.	232,232
1,004	Cincinnati Financial Corp.	112,940
3,785	CNP Assurances	68,759
2,060	Dai-ichi Life Holdings, Inc.	28,014
22,196	Direct Line Insurance Group PLC	76,590
508	Erie Indemnity Co. Class A	111,409
237	Everest Re Group Ltd.	55,904
49	Fairfax Financial Holdings Ltd.	21,834
804	Fidelity National Financial, Inc.	35,328

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
4,939	Gjensidige Forsikring ASA	$95,312
828	Globe Life, Inc.	73,907
4,402	Great-West Lifeco, Inc.	93,833
548	Hannover Rueck SE	87,297
4,923	iA Financial Corp., Inc.	204,737
7,993	Insurance Australia Group Ltd.	43,339
739	Intact Financial Corp.	72,224
7,225	Japan Post Holdings Co. Ltd.	65,654
23,802	Legal & General Group PLC	63,770
2,384	Lincoln National Corp.	126,066
2,309	Loews Corp.	110,994
5,208	Manulife Financial Corp.	86,409
11,762	Mapfre SA	30,652
44	Markel Corp.*	50,296
1,600	Marsh & McLennan Cos., Inc.	159,824
12,505	Medibank Pvt. Ltd.	30,638
3,727	MetLife, Inc.	165,106
1,821	MS&AD Insurance Group Holdings, Inc.	57,799
566	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	135,516
2,321	NN Group NV	77,774
6,961	Poste Italiane SpA(a)	75,066
4,231	Power Corp. of Canada	89,202
4,032	Power Financial Corp.	85,976
1,436	Principal Financial Group, Inc.	76,424
1,715	Prudential Financial, Inc.	137,354
2,394	Prudential PLC	39,903
6,287	QBE Insurance Group Ltd.	52,983
643	Reinsurance Group of America, Inc.	99,003
519	RenaissanceRe Holdings Ltd.	93,705
7,533	RSA Insurance Group PLC	48,075
1,100	Sampo Oyj Class A	43,704
970	SCOR SE	38,701
878	Sompo Holdings, Inc.	35,002
2,333	Sony Financial Holdings, Inc.	53,777
1,730	Sun Life Financial, Inc.	70,907
11,484	Suncorp Group Ltd.	106,615
352	Swiss Life Holding AG	167,385
998	Swiss Re AG	96,281
2,559	The Allstate Corp.	262,016
1,442	The Hartford Financial Services Group, Inc.	84,040
2,277	The Progressive Corp.	172,597
878	The Travelers Cos., Inc.	129,031
1,704	Tokio Marine Holdings, Inc.	87,637
2,073	Tryg A/S	61,964
1,412	Unum Group	35,879
1,634	W.R. Berkley Corp.	116,423
592	Willis Towers Watson PLC	117,198
625	Zurich Insurance Group AG	222,723

		7,604,244

Interactive Media & Services – 0.3%
742	Alphabet, Inc. Class A*	883,373
805	Alphabet, Inc. Class C*	956,421

Common Stocks – (continued)
Interactive Media & Services – (continued)
34,991	Auto Trader Group PLC(a)	226,835
6,774	Facebook, Inc. Class A*	1,257,729
8,140	Kakaku.com, Inc.	203,563
557	LINE Corp.*	19,653
838	REA Group Ltd.	58,854
989	Snap, Inc. Class A*	15,656
4,086	TripAdvisor, Inc.*	155,227
443	Twitter, Inc.*	18,894

		3,796,205

Internet & Direct Marketing Retail – 0.3%
1,263	Amazon.com, Inc.*	2,243,454
175	Booking Holdings, Inc.*	344,122
2,225	eBay, Inc.	89,645
921	Expedia Group, Inc.	119,822
82	MercadoLibre, Inc.*	48,757
5,636	Ocado Group PLC*	88,948
18,151	Qurate Retail, Inc.*	194,397
9,073	Rakuten, Inc.	85,371
1,721	Wayfair, Inc. Class A*	194,026
3,533	Zalando SE*(a)	175,280
7,864	ZOZO, Inc.	156,636

		3,740,458

IT Services – 0.6%
2,719	Accenture PLC Class A	538,824
661	Akamai Technologies, Inc.*	58,915
1,904	Alliance Data Systems Corp.	234,097
1,463	Amadeus IT Group SA	109,097
2,740	Atos SE	207,306
1,067	Automatic Data Processing, Inc.	181,219
483	Broadridge Financial Solutions, Inc.	62,519
578	Capgemini SE	69,353
978	CGI, Inc.*	76,703
2,976	Cognizant Technology Solutions Corp. Class A	182,697
8,807	DXC Technology Co.	292,568
373	EPAM Systems, Inc.*	71,366
1,753	Fidelity National Information Services, Inc.	238,794
1,291	Fiserv, Inc.*	138,059
299	FleetCor Technologies, Inc.*	89,222
745	Fujitsu Ltd.	57,453
541	Gartner, Inc.*	72,315
613	Global Payments, Inc.	101,746
323	GMO Payment Gateway, Inc.	24,991
351	GoDaddy, Inc. Class A*	22,232
3,337	International Business Machines Corp.	452,264
493	Jack Henry & Associates, Inc.	71,465
3,445	Leidos Holdings, Inc.	300,955
2,202	Mastercard, Inc. Class A	619,577
277	MongoDB, Inc.*	42,190
2,940	NTT Data Corp.	37,868
376	Obic Co. Ltd.	42,937
496	Okta, Inc.*	62,744
2,797	Paychex, Inc.	228,515

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
2,155	PayPal Holdings, Inc.*	$235,003
5,657	Sabre Corp.	133,731
244	Shopify, Inc. Class A*	93,982
446	Square, Inc. Class A*	27,581
8,664	The Western Union Co.	191,648
608	Total System Services, Inc.	81,606
389	Twilio, Inc. Class A*	50,753
1,007	VeriSign, Inc.*	205,277
3,198	Visa, Inc. Class A	578,262
1,260	Wix.com Ltd.*	176,715

		6,462,549

Leisure Products – 0.0%
712	Bandai Namco Holdings, Inc.	41,835
984	Hasbro, Inc.	108,703
696	Sankyo Co. Ltd.	24,078
208	Shimano, Inc.	29,875

		204,491

Life Sciences Tools & Services – 0.1%
1,022	Agilent Technologies, Inc.	72,674
196	Illumina, Inc.*	55,143
512	IQVIA Holdings, Inc.*	79,437
248	Lonza Group AG*	88,024
358	Mettler-Toledo International, Inc.*	235,131
481	PerkinElmer, Inc.	39,779
1,030	QIAGEN NV*	35,895
393	Sartorius Stedim Biotech	60,829
841	Thermo Fisher Scientific, Inc.	241,417
524	Waters Corp.*	111,030

		1,019,359

Machinery – 0.2%
836	Alstom SA	35,744
425	ANDRITZ AG	14,963
1,073	Atlas Copco AB Class A	32,081
681	Caterpillar, Inc.	81,039
1,232	Cummins, Inc.	183,901
439	Deere & Co.	68,005
779	Dover Corp.	73,023
640	Fortive Corp.	45,376
345	IDEX Corp.	56,825
829	Illinois Tool Works, Inc.	124,234
730	Ingersoll-Rand PLC	88,396
794	Kawasaki Heavy Industries Ltd.	15,539
866	KION Group AG	41,967
499	Knorr-Bremse AG	46,611
727	Kone Oyj Class B	42,071
2,964	MISUMI Group, Inc.	67,039
3,503	Mitsubishi Heavy Industries Ltd.	131,499
1,130	NGK Insulators Ltd.	15,140
913	PACCAR, Inc.	59,856
1,166	Parker-Hannifin Corp.	193,288
650	Pentair PLC	23,348
1,093	Sandvik AB	15,699
407	Schindler Holding AG (Machinery)	92,827

Common Stocks – (continued)
Machinery – (continued)
4,725	SKF AB Class B	76,281
40	SMC Corp.	15,080
1,517	Snap-on, Inc.	225,548
439	Spirax-Sarco Engineering PLC	43,022
433	Stanley Black & Decker, Inc.	57,528
6,940	Techtronic Industries Co. Ltd.	47,870
421	The Middleby Corp.*	46,167
1,571	Volvo AB Class B	21,741
168	WABCO Holdings, Inc.*	22,430
1,164	Wabtec Corp.	80,560
596	Xylem, Inc.	45,660
30,112	Yangzijiang Shipbuilding Holdings Ltd.	19,688

		2,250,046

Marine – 0.0%
129	AP Moller – Maersk A/S Class A	128,482
122	AP Moller – Maersk A/S Class B	129,933
1,108	Kuehne & Nagel International AG	161,429
1,013	Nippon Yusen KK	15,090

		434,934

Media – 0.2%
220	Axel Springer SE*	15,112
1,050	CBS Corp. Class B	44,163
340	Charter Communications, Inc. Class A*	139,261
13,055	Comcast Corp. Class A	577,814
5,070	CyberAgent, Inc.	228,179
2,602	Discovery, Inc. Class A*	71,815
3,734	Discovery, Inc. Class C*	97,196
3,299	Fox Corp. Class A	109,428
3,091	Fox Corp. Class B	101,385
2,474	Hakuhodo DY Holdings, Inc.	36,480
2,987	Informa PLC	31,637
857	Liberty Broadband Corp. Class C*	90,362
2,410	Liberty Global PLC Class A*	64,395
3,343	Liberty Global PLC Class C*	87,319
3,821	Liberty Media Corp. – Liberty SiriusXM Class C*	155,935
3,891	Liberty Media Corp. – Liberty SiriusXM, Class A*	157,547
11,532	News Corp. Class A	158,565
1,171	Omnicom Group, Inc.	89,066
2,453	Pearson PLC	24,861
1,506	Publicis Groupe SA	72,248
1,596	Quebecor, Inc. Class B	35,950
326	RTL Group SA	15,184
6,350	Schibsted ASA Class B	183,851
1,717	Shaw Communications, Inc. Class B	32,627
5,838	Sirius XM Holdings, Inc.	36,021
6,023	The Interpublic Group of Cos., Inc.	119,737
8,405	WPP PLC	99,435

		2,875,573

Metals & Mining – 0.2%
749	Agnico Eagle Mines Ltd.	46,828
3,325	Anglo American PLC	72,051

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)
11,926	ArcelorMittal	$171,749
3,074	Barrick Gold Corp.	59,591
5,031	BHP Group Ltd.	123,498
3,496	BHP Group PLC	75,631
14,188	BlueScope Steel Ltd.	119,373
12,520	Evraz PLC	75,622
6,980	Fortescue Metals Group Ltd.	37,658
637	Franco-Nevada Corp.	62,226
55,883	Glencore PLC*	160,347
3,053	Kinross Gold Corp.*	15,180
930	Kirkland Lake Gold Ltd.	45,222
865	Maruichi Steel Tube Ltd.	21,011
1,203	Mitsubishi Materials Corp.	29,127
1,903	Newcrest Mining Ltd.	47,563
1,523	Newmont Goldcorp Corp.	60,753
1,467	Nippon Steel Corp.	20,488
2,217	Nucor Corp.	108,589
1,668	Rio Tinto Ltd.	98,366
2,063	Rio Tinto PLC	104,565
87,313	South32 Ltd.	154,286
3,932	Steel Dynamics, Inc.	106,164
4,256	Teck Resources Ltd. Class B	72,468
1,070	Wheaton Precious Metals Corp.	31,472

		1,919,828

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
3,860	AGNC Investment Corp.	57,398
6,371	Annaly Capital Management, Inc.	52,879

		110,277

Multi-Utilities – 0.2%
2,022	AGL Energy Ltd.	25,776
1,497	Ameren Corp.	115,493
1,307	Atco Ltd. Class I	46,708
1,900	Canadian Utilities Ltd. Class A	54,871
2,877	CenterPoint Energy, Inc.	79,664
1,712	CMS Energy Corp.	107,942
1,210	Consolidated Edison, Inc.	107,569
1,913	Dominion Energy, Inc.	148,506
824	DTE Energy Co.	106,840
5,510	E.ON SE	51,263
4,127	Engie SA	62,750
1,863	Innogy SE(a)	92,733
7,356	National Grid PLC	77,051
2,648	NiSource, Inc.	78,248
1,697	Public Service Enterprise Group, Inc.	102,618
5,762	RWE AG	164,257
892	Sempra Energy	126,334
13,999	Suez	217,349
2,619	Veolia Environnement SA	62,631
1,365	WEC Energy Group, Inc.	130,726

		1,959,329

Multiline Retail – 0.2%
155	Canadian Tire Corp. Ltd. Class A	15,656
823	Dollar General Corp.	128,462

Common Stocks – (continued)
Multiline Retail – (continued)
962	Dollar Tree, Inc.*	97,672
1,272	Dollarama, Inc.	48,677
10,816	Harvey Norman Holdings Ltd.	31,893
4,107	J. Front Retailing Co. Ltd.	46,437
6,370	Kohl’s Corp.	301,046
16,719	Macy’s, Inc.	246,772
67,266	Marks & Spencer Group PLC	157,926
2,386	Next PLC	172,720
8,380	Nordstrom, Inc.	242,769
1,004	Pan Pacific International Holdings Corp.	15,707
7,530	Ryohin Keikaku Co. Ltd.	129,648
3,232	Target Corp.	345,953
8,260	Wesfarmers Ltd.	217,539

		2,198,877

Oil, Gas & Consumable Fuels – 0.3%
25,392	BP PLC	154,644
1,320	Cabot Oil & Gas Corp.	22,598
1,119	Canadian Natural Resources Ltd.	26,735
8,992	Cenovus Energy, Inc.	78,479
358	Cheniere Energy, Inc.*	21,376
4,196	Chevron Corp.	493,953
2,460	ConocoPhillips	128,363
3,233	Enbridge, Inc.	108,131
7,427	Encana Corp.	32,912
6,730	Eni SpA	101,579
445	EOG Resources, Inc.	33,015
9,379	Equinor ASA	159,941
5,994	Exxon Mobil Corp.	410,469
3,150	HollyFrontier Corp.	139,734
1,506	Idemitsu Kosan Co. Ltd.	40,382
2,060	Imperial Oil Ltd.	50,548
842	Inter Pipeline Ltd.	15,355
15,230	JXTG Holdings, Inc.	62,830
4,802	Kinder Morgan, Inc.	97,337
322	Koninklijke Vopak NV	15,360
3,675	Marathon Petroleum Corp.	180,847
1,026	Neste Oyj	32,363
564	Occidental Petroleum Corp.	24,523
302	OMV AG	15,423
533	ONEOK, Inc.	37,992
17,042	Origin Energy Ltd.	87,406
1,564	Pembina Pipeline Corp.	57,255
1,524	Phillips 66	150,312
6,968	Repsol SA	101,381
10,448	Royal Dutch Shell PLC Class A	290,279
8,640	Royal Dutch Shell PLC Class B	239,240
8,017	Santos Ltd.	38,827
2,565	Suncor Energy, Inc.	75,020
2,189	TC Energy Corp.	112,163
1,735	The Williams Cos., Inc.	40,946
4,658	TOTAL SA	232,614
1,413	Valero Energy Corp.	106,371
1,934	Woodside Petroleum Ltd.	41,773

		4,058,476

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Paper & Forest Products – 0.0%
4,380	Oji Holdings Corp.	$20,374
3,642	UPM-Kymmene Oyj	98,424
2,282	West Fraser Timber Co. Ltd.	80,386

		199,184

Personal Products – 0.2%
1,124	Beiersdorf AG	141,680
347	Kao Corp.	25,039
219	Kobayashi Pharmaceutical Co. Ltd.	16,388
902	Kose Corp.	155,117
1,273	L’Oreal SA	347,600
4,904	Pola Orbis Holdings, Inc.	116,386
2,341	Shiseido Co. Ltd.	191,305
1,777	The Estee Lauder Cos., Inc. Class A	351,828
4,679	Unilever NV	290,324
2,982	Unilever PLC	188,397

		1,824,064

Pharmaceuticals – 0.6%
1,531	Allergan PLC	244,531
11,771	Astellas Pharma, Inc.	162,481
2,318	AstraZeneca PLC	207,047
1,418	Bausch Health Cos., Inc.*	30,215
4,429	Bayer AG	329,180
4,579	Bristol-Myers Squibb Co.	220,112
913	Chugai Pharmaceutical Co. Ltd.	65,207
1,908	Cronos Group, Inc.*	21,052
604	Daiichi Sankyo Co. Ltd.	39,836
582	Elanco Animal Health, Inc.*	15,144
3,531	Eli Lilly & Co.	398,897
12,934	GlaxoSmithKline PLC	269,536
3,410	H. Lundbeck A/S	123,967
1,477	Ipsen SA	155,248
873	Jazz Pharmaceuticals PLC*	111,875
7,624	Johnson & Johnson	978,617
7,166	Merck & Co., Inc.	619,644
1,655	Merck KGaA	177,310
1,395	Mitsubishi Tanabe Pharma Corp.	15,380
14,260	Mylan NV*	277,642
4,550	Novartis AG	410,204
5,121	Novo Nordisk A/S Class B	266,816
3,422	Orion Oyj Class B	127,178
480	Otsuka Holdings Co. Ltd.	19,725
4,401	Perrigo Co. PLC	205,879
11,978	Pfizer, Inc.	425,818
2,657	Recordati SpA	116,582
2,221	Roche Holding AG	606,911
2,320	Sanofi	199,306
517	Shionogi & Co. Ltd.	27,672
4,574	Sumitomo Dainippon Pharma Co. Ltd.	79,729
479	Takeda Pharmaceutical Co. Ltd.	16,150
28,848	Teva Pharmaceutical Industries Ltd. ADR*	199,051
2,101	UCB SA	157,028
1,414	Zoetis, Inc.	178,758

		7,499,728

Common Stocks – (continued)
Professional Services – 0.2%
1,291	Adecco Group AG	68,153
1,137	Bureau Veritas SA	27,199
79	CoStar Group, Inc.*	48,575
363	Equifax, Inc.	53,136
7,075	Experian PLC	217,596
1,398	IHS Markit Ltd.*	91,723
1,400	ManpowerGroup, Inc.	114,436
3,333	Nielsen Holdings PLC	69,193
5,442	Persol Holdings Co. Ltd.	110,149
2,621	Randstad NV	122,381
5,628	Recruit Holdings Co. Ltd.	170,417
4,981	RELX PLC	119,525
8,095	Robert Half International, Inc.	432,840
130	SGS SA	320,223
125	Teleperformance	27,298
1,175	Thomson Reuters Corp.	80,743
381	TransUnion	31,871
848	Verisk Analytics, Inc.	136,986
1,605	Wolters Kluwer NV	115,537

		2,357,981

Real Estate Management & Development – 0.1%
954	Aeon Mall Co. Ltd.	14,995
4,949	Aroundtown SA	41,178
593	Azrieli Group Ltd.	44,205
6,171	CapitaLand Ltd.	15,422
4,456	CBRE Group, Inc. Class A*	232,915
2,279	City Developments Ltd.	15,716
5,297	CK Asset Holdings Ltd.	35,873
123	Daito Trust Construction Co. Ltd.	15,828
536	Daiwa House Industry Co. Ltd.	16,790
950	Deutsche Wohnen SE	33,683
1,599	First Capital Realty, Inc.	26,638
13,565	Hang Lung Properties Ltd.	30,597
6,848	Henderson Land Development Co. Ltd.	31,801
4,960	Hongkong Land Holdings Ltd.	27,047
1,935	Hulic Co. Ltd.	18,453
1,195	Jones Lang LaSalle, Inc.	160,190
22,441	Kerry Properties Ltd.	75,526
1,932	Mitsubishi Estate Co. Ltd.	36,960
1,077	Mitsui Fudosan Co. Ltd.	25,785
20,530	New World Development Co. Ltd.	25,549
5,993	Nomura Real Estate Holdings, Inc.	126,902
1,425	Sumitomo Realty & Development Co. Ltd.	53,539
3,935	Sun Hung Kai Properties Ltd.	55,621
10,882	Swire Pacific Ltd. Class A	106,453
474	Swiss Prime Site AG*	47,296
1,665	Vonovia SE	83,082
4,296	Wheelock & Co. Ltd.	24,918

		1,422,962

Road & Rail – 0.1%
127	AMERCO	44,656
11,181	Aurizon Holdings Ltd.	44,453
1,347	Canadian National Railway Co.	124,036

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – (continued)
280	Canadian Pacific Railway Ltd.	$67,417
195	Central Japan Railway Co.	38,556
8,550	ComfortDelGro Corp. Ltd.	15,082
1,476	CSX Corp.	98,922
333	DSV A/S	33,042
492	East Japan Railway Co.	46,826
440	Hankyu Hanshin Holdings, Inc.	16,663
176	J.B. Hunt Transport Services, Inc.	19,015
386	Kansas City Southern	48,559
839	Keikyu Corp.	15,375
786	Keio Corp.	49,076
423	Keisei Electric Railway Co. Ltd.	16,634
1,401	Kintetsu Group Holdings Co. Ltd.	69,732
968	Kyushu Railway Co.	29,026
11,180	MTR Corp. Ltd.	64,697
1,691	Nagoya Railroad Co. Ltd.	50,392
579	Norfolk Southern Corp.	100,775
939	Odakyu Electric Railway Co. Ltd.	21,286
109	Old Dominion Freight Line, Inc.	17,850
911	Seibu Holdings, Inc.	15,460
1,036	Tobu Railway Co. Ltd.	31,780
1,830	Tokyu Corp.	32,701
563	Uber Technologies, Inc.*	18,337
1,170	Union Pacific Corp.	189,493
526	West Japan Railway Co.	44,315

		1,364,156

Semiconductors & Semiconductor Equipment – 0.3%
6,306	Advanced Micro Devices, Inc.*	198,324
785	Advantest Corp.	32,138
364	Analog Devices, Inc.	39,978
1,552	Applied Materials, Inc.	74,527
1,592	ASM Pacific Technology Ltd.	18,193
562	ASML Holding NV	124,993
829	Broadcom, Inc.	234,309
914	Infineon Technologies AG	15,840
12,353	Intel Corp.	585,656
255	KLA Corp.	37,714
447	Lam Research Corp.	94,098
657	Marvell Technology Group Ltd.	15,748
620	Maxim Integrated Products, Inc.	33,815
356	Microchip Technology, Inc.	30,733
6,775	Micron Technology, Inc.*	306,704
1,134	NVIDIA Corp.	189,956
333	NXP Semiconductors NV	34,013
7,534	ON Semiconductor Corp.*	134,105
1,834	Qorvo, Inc.*	131,003
3,181	QUALCOMM, Inc.	247,386
7,939	Renesas Electronics Corp.*	49,479
699	Skyworks Solutions, Inc.	52,614
904	STMicroelectronics NV	16,026
3,138	Texas Instruments, Inc.	388,327
115	Tokyo Electron Ltd.	20,506
1,026	Xilinx, Inc.	106,766

		3,212,951

Common Stocks – (continued)
Software – 0.7%
1,284	Adobe, Inc.*	365,311
202	ANSYS, Inc.*	41,725
1,076	Autodesk, Inc.*	153,674
4,067	Cadence Design Systems, Inc.*	278,508
1,819	CDK Global, Inc.	78,508
587	Check Point Software Technologies Ltd.*	63,220
2,715	Citrix Systems, Inc.	252,441
293	Constellation Software, Inc.	285,366
391	CyberArk Software Ltd.*	43,925
203	Dassault Systemes SE	28,624
5,387	Dropbox, Inc. Class A*	96,427
1,133	Fortinet, Inc.*	89,711
1,556	Intuit, Inc.	448,688
3,620	Micro Focus International PLC	49,435
22,299	Microsoft Corp.	3,074,140
492	Nice Ltd.*	75,340
797	Open Text Corp.	31,182
7,205	Oracle Corp. (Software)	382,594
238	Palo Alto Networks, Inc.*	48,462
253	Paycom Software, Inc.*	63,280
2,430	salesforce.com, Inc.*	379,250
2,681	SAP SE	320,051
847	ServiceNow, Inc.*	221,778
373	Splunk, Inc.*	41,709
3,891	SS&C Technologies Holdings, Inc.	181,360
9,773	Symantec Corp.	227,222
835	Synopsys, Inc.*	118,411
354	Temenos AG*	59,642
18,629	The Sage Group PLC	159,344
345	Trend Micro, Inc.	16,688
1,127	VMware, Inc. Class A	159,403
369	Workday, Inc. Class A*	65,416

		7,900,835

Specialty Retail – 0.4%
359	ABC-Mart, Inc.	22,930
857	Advance Auto Parts, Inc.	118,223
291	AutoZone, Inc.*	320,592
4,610	Best Buy Co., Inc.	293,427
868	Burlington Stores, Inc.*	175,761
462	CarMax, Inc.*	38,475
1,518	Dufry AG*	123,425
226	Fast Retailing Co. Ltd.	132,213
12,455	Hennes & Mauritz AB Class B	238,680
72	Hikari Tsushin, Inc.	16,858
12,972	Industria de Diseno Textil SA	401,404
18,754	Kingfisher PLC	44,403
3,915	L Brands, Inc.	64,637
2,845	Lowe’s Cos., Inc.	319,209
1,181	Nitori Holdings Co. Ltd.	170,270
618	O’Reilly Automotive, Inc.*	237,164
1,923	Ross Stores, Inc.	203,857
210	Shimamura Co. Ltd.	16,395
5,134	The Gap, Inc.	81,066
3,534	The Home Depot, Inc.	805,434

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
5,499	The TJX Cos., Inc.	$302,280
743	Tiffany & Co.	63,058
1,638	Tractor Supply Co.	166,879
581	Ulta Salon, Cosmetics & Fragrance, Inc.*	138,121
17,757	Yamada Denki Co. Ltd.	83,529

		4,578,290

Technology Hardware, Storage & Peripherals – 0.4%
14,137	Apple, Inc.	2,950,958
3,222	Brother Industries Ltd.	55,702
1,951	Canon, Inc.	50,581
1,766	Dell Technologies, Inc. Class C*	91,002
3,575	FUJIFILM Holdings Corp.	152,904
2,305	Hewlett Packard Enterprise Co.	31,855
6,832	HP, Inc.	124,957
3,223	Konica Minolta, Inc.	22,888
2,773	NetApp, Inc.	133,270
4,674	Seagate Technology PLC	234,682
2,067	Seiko Epson Corp.	27,455
2,015	Western Digital Corp.	115,399
4,457	Xerox Holdings Corp.	129,209

		4,120,862

Textiles, Apparel & Luxury Goods – 0.3%
1,004	adidas AG	297,599
9,718	Burberry Group PLC	257,199
8,972	Capri Holdings Ltd.*	236,681
363	Cie Financiere Richemont SA	28,206
349	EssilorLuxottica SA	51,529
1,039	Gildan Activewear, Inc.	38,090
385	Hermes International	262,913
2,844	HUGO BOSS AG	158,803
189	Kering SA	91,580
1,485	Lululemon Athletica, Inc.*	274,235
828	LVMH Moet Hennessy Louis Vuitton SE	330,195
4,924	Moncler SpA	185,265
5,352	NIKE, Inc. Class B	452,244
2,701	Pandora A/S	114,910
2,198	Puma SE	167,187
808	PVH Corp.	61,246
1,650	Ralph Lauren Corp.	145,761
6,697	Tapestry, Inc.	138,293
741	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	69,224
5,446	Under Armour, Inc. Class A*	101,350
6,167	Under Armour, Inc. Class C*	104,346
3,016	VF Corp.	247,161
7,964	Yue Yuen Industrial Holdings Ltd.	20,357

		3,834,374

Tobacco – 0.1%
1,619	Altria Group, Inc.	70,815
7,972	British American Tobacco PLC	279,644
780	Imperial Brands PLC	20,212

Common Stocks – (continued)
Tobacco – (continued)
2,193	Japan Tobacco, Inc.	46,294
5,168	Philip Morris International, Inc.	372,561
2,352	Swedish Match AB	92,282

		881,808

Trading Companies & Distributors – 0.1%
2,195	Brenntag AG	105,940
1,401	Bunzl PLC	34,363
7,757	Fastenal Co.	237,519
2,280	Ferguson PLC*	168,154
6,031	HD Supply Holdings, Inc.*	234,666
4,427	ITOCHU Corp.	88,197
24,929	Marubeni Corp.	159,104
2,883	Mitsubishi Corp.	70,118
1,313	Mitsui & Co. Ltd.	20,541
4,984	MonotaRO Co. Ltd.	122,241
3,884	Sumitomo Corp.	58,213
3,740	Toyota Tsusho Corp.	115,831
775	United Rentals, Inc.*	87,234
805	W.W. Grainger, Inc.	220,288

		1,722,409

Transportation Infrastructure – 0.0%
238	Aena SME SA(a)	42,973
134	Aeroports de Paris	23,156
3,378	Atlantia SpA	82,538
8,658	Auckland International Airport Ltd.	52,483
393	Fraport AG Frankfurt Airport Services Worldwide	32,921
3,702	Getlink SE	52,092
2,573	Kamigumi Co. Ltd.	60,255
5,980	Sydney Airport	33,914
8,929	Transurban Group	89,878

		470,210

Water Utilities – 0.0%
1,049	American Water Works Co., Inc.	133,559
1,211	Severn Trent PLC	30,534
3,555	United Utilities Group PLC	35,254

		199,347

Wireless Telecommunication Services – 0.1%
5,679	KDDI Corp.	151,265
600	Millicom International Cellular SA SDR	30,546
7,355	NTT DOCOMO, Inc.	185,536
1,338	Rogers Communications, Inc. Class B	66,237
1,762	SoftBank Group Corp.	79,843
2,376	Sprint Corp.*	16,133
1,169	T-Mobile US, Inc.*	91,241
2,158	Tele2 AB Class B	30,484
59,757	Vodafone Group PLC	113,061

		764,346

TOTAL COMMON STOCKS
(Cost $136,338,294)		$156,005,114

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares		Rate	Value

Preferred Stocks – 0.0%
Automobiles – 0.0%
	Bayerische Motoren Werke AG
EUR	291	6.780%	$15,669
	Volkswagen AG
	211	3.080	33,958

			49,627

Chemicals – 0.0%
	FUCHS PETROLUB SE
	3,146	2.710	109,616

Health Care Equipment & Supplies – 0.0%
	Sartorius AG
	310	0.370	62,168

	TOTAL PREFERRED STOCKS
	(Cost $267,534)		$221,411

Shares		Description	Value

Exchange Traded Funds – 76.2%
	574,773	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(b)	$17,898,431
	3,077,393	iShares Core MSCI Emerging Markets ETF	148,545,760
	4,405,841	iShares MSCI EAFE ETF	278,493,210
	985,216	iShares MSCI EAFE Small-Cap ETF	54,768,157
	1,404,288	Vanguard S&P 500 ETF	377,191,757

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $809,601,641)		$876,897,315

Shares		Dividend Rate	Value

Investment Company(b) – 3.5%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
	39,944,386	2.045%	$39,944,386
	(Cost $39,944,386)

	TOTAL INVESTMENTS – 93.2%
	(Cost $986,151,855)		$1,073,068,226

	OTHER ASSETS IN EXCESS OF LIABILITIES – 6.8%		78,309,894

	NET ASSETS – 100.0%		$1,151,378,120

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SDR	—Special Drawing Rights

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	CAD	12,220,000	USD	9,130,250	09/18/19	$50,742
	HKD	3,200,000	USD	408,110	09/18/19	45
	ILS	800,000	USD	225,623	09/18/19	954
	JPY	1,858,000,000	USD	17,332,959	09/18/19	179,634
	USD	25,190,739	AUD	36,130,000	09/18/19	845,087
	USD	33,520,315	CHF	32,930,000	09/18/19	194,462
	USD	6,383,583	DKK	42,140,000	09/18/19	163,257
	USD	111,792,353	EUR	98,750,000	09/18/19	3,108,143
	USD	55,884,906	GBP	43,870,000	09/18/19	2,461,272
	USD	11,425,508	HKD	89,440,000	09/18/19	17,573
	USD	195,187	ILS	680,000	09/18/19	2,595
	USD	5,532,076	JPY	585,000,000	09/18/19	18,154
	USD	2,334,409	NOK	20,350,000	09/18/19	100,070
	USD	906,171	NZD	1,370,000	09/18/19	42,459
	USD	9,010,458	SEK	84,675,000	09/18/19	372,478
	USD	4,464,082	SGD	6,090,000	09/18/19	74,777

TOTAL						$7,631,702

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	7,360,000	USD	5,162,314	09/18/19	$(202,890)
	CAD	4,990,000	USD	3,749,461	09/18/19	(431)
	CHF	6,690,000	USD	6,901,495	09/18/19	(131,075)
	DKK	7,870,000	USD	1,204,318	09/18/19	(42,619)
	EUR	20,600,000	USD	23,503,906	09/18/19	(831,554)
	GBP	10,045,000	USD	12,743,682	09/18/19	(511,168)
	HKD	17,110,000	USD	2,191,567	09/18/19	(9,212)
	ILS	120,000	USD	34,251	09/18/19	(264)
	JPY	182,000,000	USD	1,730,587	09/18/19	(15,145)
	NOK	4,250,000	USD	497,201	09/18/19	(30,569)
	NZD	280,000	USD	187,448	09/18/19	(10,922)
	SEK	17,250,000	USD	1,860,055	09/18/19	(100,325)
	SGD	1,110,000	USD	819,434	09/18/19	(19,414)
	USD	3,246,067	GBP	2,670,000	09/18/19	(5,383)
	USD	836,692	HKD	6,560,000	09/18/19	(26)
	USD	1,027,859	ILS	3,680,000	09/18/19	(14,397)
	USD	80,165,615	JPY	8,604,000,000	09/18/19	(931,454)

TOTAL						$(2,856,848)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	978	09/20/19	$73,066,380	$(2,206,478)
S&P Toronto Stock Exchange 60 Index	249	09/19/19	48,878,700	389,505
S&P 500 E-Mini Index	344	09/20/19	50,306,560	(31,214)

TOTAL FUTURES CONTRACTS				$(1,848,187)

PURCHASED OPTIONS CONTRACTS — At August 31, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$98.00	03/15/2021	314	$785,000	$698,650	$267,628	$431,022
Eurodollar Futures	98.50	12/13/2021	1,895	4,737,500	2,795,125	1,874,359	920,766
Eurodollar Futures	98.25	09/13/2021	3,016	7,540,000	5,655,001	3,613,135	2,041,866
Eurodollar Futures	97.00	09/13/2021	547	1,367,500	2,546,968	1,365,481	1,181,487
Eurodollar Futures	98.25	06/14/2021	3,089	7,722,500	5,598,812	3,840,816	1,757,996
Eurodollar Futures	98.00	06/14/2021	1,474	3,685,000	3,390,200	1,229,545	2,160,655
Eurodollar Futures	97.00	06/14/2021	558	1,395,000	2,591,213	1,278,720	1,312,493
Eurodollar Futures	98.25	03/15/2021	3,546	8,865,000	6,116,850	4,133,627	1,983,223
Eurodollar Futures	97.00	03/15/2021	571	1,427,500	2,619,462	1,291,687	1,327,775
Eurodollar Futures	97.50	12/14/2020	404	1,010,000	1,262,501	470,605	791,896
Eurodollar Futures	97.50	09/14/2020	455	1,137,500	1,387,750	554,389	833,361
Eurodollar Futures	98.50	06/15/2020	377	942,500	287,463	189,375	98,088
Eurodollar Futures	98.50	03/16/2020	575	1,437,500	276,718	195,396	81,322
Eurodollar Futures	97.75	09/16/2019	257	642,500	120,469	161,219	(40,750)
			17,078	$42,695,000	$35,347,182	$20,465,982	$14,881,200
Puts
Eurodollar Futures	$99.50	03/16/2020	2,262	$5,655,000	$5,994,300	$7,780,873	$(1,786,573)

Total Exchange traded options on futures			19,340	$48,350,000	$41,341,482	$28,246,855	$13,094,627
OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
SPX Index	Citibank NA	$2,801.040	01/17/2020	16,346	$16,346	$1,336,841	$1,463,784	$(126,943)

TOTAL PURCHASED OPTIONS CONTRACTS				35,686	$48,366,346	$42,678,323	$29,710,639	$12,967,684

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Assets and Liabilities

August 31, 2019

Assets:

Investments of unaffiliated issuers, at value (cost $926,973,142)	$1,015,225,409

Investments of affiliated issuers, at value (cost $59,178,713)	57,842,817

Purchased options (Premium Paid $29,710,639)	42,678,323

Cash	21,407,841

Foreign currencies, at value (cost $276,959)	283,852

Unrealized gain on forward foreign currency exchange contracts	7,631,702

Receivables:

Fund shares sold	8,000,000

Collateral on certain derivative contracts(a)	3,278,131

Dividends	411,561

Foreign tax reclaims	121,623

Reimbursement from investment adviser	14,233

Securities lending income	1,218

Other assets	16,596

Total assets	1,156,913,306

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	2,856,848

Variation margin on futures contracts	345,128

Payables:

Collateral on certain derivative contracts(b)	1,740,000

Investments purchased	204,972

Transfer Agency fees	19,283

Accrued expenses	368,955

Total liabilities	5,535,186

Net Assets:

Paid-in capital	1,035,791,176

Total distributable earnings	115,586,944

NET ASSETS	$1,151,378,120

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	97,071,166

Institutional	$11.86

(a)	Includes amount segregated for initial margin and/or collateral on futures contracts and forward foreign currency exchange contracts of $1,458,131 and $1,820,000, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on options contracts of $1,740,000.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Operations

For the Fiscal Year Ended August 31, 2019

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $351,885)	$26,845,328

Dividends — affiliated issuers	2,619,133

Securities lending income	165,225

Interest	7,240

Total investment income	29,636,926

Expenses:

Management fees	3,495,293

Custody, accounting and administrative services	328,259

Transfer Agency fees	233,019

Professional fees	113,531

Printing and mailing costs	61,562

Registration fees	50,229

Trustee fees	18,452

Prime Broker Fees	4,261

Other	58,321

Total expenses	4,362,927

Less — expense reductions	(3,744,950)

Net expenses	617,977

NET INVESTMENT INCOME	29,018,949

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(9,543,698)

Investment — affiliated issuers	(1,141,298)

Purchased options	13,781,003

Futures contracts	(8,541,262)

Forward foreign currency exchange contracts	8,705,229

Foreign currency transactions	59,826

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(8,142,628)

Investments — affiliated issuers	(182,008)

Purchased options	16,742,601

Futures contracts	(6,131,830)

Forward foreign currency exchange contracts	1,495,900

Foreign currency translation	6,884

Net realized and unrealized gain	7,108,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,127,668

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$29,018,949	$17,014,431

Net realized gain	3,319,800	11,054,603

Net change in unrealized gain	3,788,919	48,653,598

Net increase in net assets resulting from operations	36,127,668	76,722,632

Distributions to shareholders:

From distributable earnings:	(39,877,290)	(21,487,711	)(a)

From share transactions:

Proceeds from sales of shares	533,870,001	808,670,005

Reinvestment of distributions	39,877,290	21,487,711

Cost of shares redeemed	(602,895,935)	(143,186,818)

Net increase (decrease) in net assets resulting from share transactions	(29,148,644)	686,970,898

TOTAL INCREASE (DECREASE)	(32,898,266)	742,205,819

Net assets:(b)

Beginning of year	1,184,276,386	442,070,567

End of year	$1,151,378,120	$1,184,276,386

(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for the Fund consisted of $(8,851,460) of net investment income and $(12,636,251) of net realized gains for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $11,876,859 as of August 31, 2018.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Institutional Shares
	Year Ended August 31,		Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016	Period Ended October 31, 2015(a)
	2019	2018
Per Share Data

Net asset value, beginning of period	$12.23	$11.33	$9.84		$9.68	$10.00

Net investment income(b)	0.29	0.25	0.15		0.18	0.05

Net realized and unrealized gain (loss)	(0.25)	1.00	1.54		0.11	(0.37)

Total from investment operations	0.04	1.25	1.69		0.29	(0.32)

Distributions to shareholders from net investment income	(0.29)	(0.14)	(0.20)		(0.11)	—

Distributions to shareholders from net realized gains	(0.12)	(0.21)	—		(0.02)	—

Total distributions	(0.41)	(0.35)	(0.20)		(0.13)	—

Net asset value, end of period	$11.86	$12.23	$11.33		$9.84	$9.68

Total return(c)	0.78%	11.18%	17.43%		3.08%	(3.20)%

Net assets, end of period (in 000s)	$1,151,378	$1,184,276	$442,071		$144,246	$136,984

Ratio of net expenses to average net assets(d)	0.05%	0.07%	0.10	%(e)	0.17%	0.37	%(e)

Ratio of total expenses to average net assets(d)	0.37%	0.39%	0.42	%(e)	0.48%	0.68	%(e)

Ratio of net investment income to average net assets	2.49%	2.07%	1.71	%(e)	1.90%	1.04	%(e)

Portfolio turnover rate(f)	56%	18%	44%		37%	—	%(g)

*	The Fund changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations April 30, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Portfolio turnover rounds to less than 0.5%.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Managed Beta Fund (the “Fund”) is a diversified fund that currently offers one class of shares — Institutional Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

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Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of August 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$20,404	$—

Asia	544,949	15,168,090	—

Australia and Oceania	—	4,155,105	—

Europe	4,172,617	31,933,355	—

North America	100,183,248	—	—

South America	48,757	—	—

Exchange Traded Funds	876,897,315	—	—

Investment Company	39,944,386	—	—

Total	$1,021,791,272	$51,276,954	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$7,631,702	$—

Futures Contracts(b)	389,505	—	—

Options Purchased	41,341,482	1,336,841	—

Total	$41,730,987	$8,968,543	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(2,856,848)	$—

Futures Contracts	(2,237,692)	—	—

Total	$(2,237,692)	$(2,856,848)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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Notes to Financial Statements (continued)

August 31, 2019

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$41,341,482		—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	7,631,702		Payable for unrealized loss on forward foreign currency exchange contracts	(2,856,848)
Equity	Variation margin on futures contracts, Purchased options, at value	1,726,346	(a)	Variation margin on futures contracts	(2,237,692)	(a)
Total		$50,699,530			$(5,094,540)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) on purchased options and futures contracts/ Net change in unrealized gain (loss) on purchased options	$13,806,414	$16,869,544	18
Currency	Net realized gain (loss) on forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	8,705,229	1,495,900	29
Equity	Net realized gain (loss) on purchased options and futures contracts/ Net change in unrealized gain (loss) on purchased options and futures contracts	(8,566,673)	(6,258,773)	1,567
Total		$13,944,970	$12,106,671	1,614

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2019.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded

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4. INVESTMENTS IN DERIVATIVES (continued)

under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2019:

	Derivative Assets(1)			Derivative Liabilities(1)		Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Total
Citibank NA	$1,336,841	$—	$1,336,841	$—	$—	$1,336,841	$(1,336,841)	$—
MS & Co. Int. PLC	—	7,631,702	7,631,702	(2,856,848)	(2,856,848)	4,774,854	—	4,774,854

Total	$1,336,841	$7,631,702	$8,968,543	$(2,856,848)	$(2,856,848)	$6,111,695	$(1,336,841)	$4,774,854
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.30% of the Fund’s average daily net assets.

GSAM has agreed to waive all management fees payable by the Fund, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”). This arrangement will remain in place through at least December 28, 2019 and prior to such date GSAM may not terminate this arrangement without the approval of the Trustees. For the fiscal year ended August 31, 2019, GSAM waived $3,495,293 in management fees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rate of 0.02% of the average daily net assets of Institutional Shares.

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Notes to Financial Statements (continued)

August 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.204%. For the fiscal year ended August 31, 2019, the Fund did not have any other expense reimbursements from GSAM.

The Fund invests in Institutional Shares of the Government Money Market Fund and the shares of the Goldman Sachs ActiveBeta Emerging Markets Equity ETF Fund, which are affiliated Underlying Funds. GSAM has agreed to reduce or limit “Other Expenses” in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. For the fiscal year ended August 31, 2019, GSAM waived $249,657 of the Fund’s management fee.

These Other Expense limitations will remain in place through at least December 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of August 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

E.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Underlying Funds as of and for the fiscal year ended August 31, 2019.

Underlying Funds	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$84,833,299	$534,878,521	$(579,767,434)	$—	$—	$39,944,386	39,944,386	$1,863,733
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	31,005,252	—	(11,783,515)	(1,141,298)	(182,008)	17,898,431	574,773	755,400

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2019, were $599,397,021 and $588,970,130, respectively.

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7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of August 31, 2019.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investments in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2019
$532,050	$120,936,504	$(121,468,554)	$—

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Notes to Financial Statements (continued)

August 31, 2019

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2019 was as follows:

Distribution paid from:
Ordinary income	$36,079,372
Net long-term capital gains	3,797,918
Total taxable distributions	$39,877,290

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

Distribution paid from:
Ordinary income	$19,451,366
Net long-term capital gains	2,036,345
Total taxable distributions	$21,487,711

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$27,785,682
Undistributed long-term capital gains	8,616,045
Total undistributed earnings	$36,401,727
Timing differences (Straddle Loss Deferral)	$(134,097)
Unrealized gains — net	79,319,314
Total accumulated earnings net	$115,586,944

As of August 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,039,358,937
Gross unrealized gain	104,789,418
Gross unrealized loss	(25,470,104)
Net unrealized gains	$79,319,314

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, partnership investments, and passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce

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9. OTHER RISKS (continued)

disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

39

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2019

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	47,237,176	$533,870,001	67,979,907	$808,670,005
Reinvestment of distributions	3,834,358	39,877,290	1,818,458	21,487,711
Shares redeemed	(50,869,984)	(602,895,935)	(11,945,951)	(143,186,818)

NET INCREASE	201,550	$(29,148,644)	57,852,414	$686,970,898

40

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Global Managed Beta Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Managed Beta Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

41

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days out of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Institutional
Actual	$1,000.00	$1,043.10		$0.31
Hypothetical 5% return	1,000.00	1,024.90	+	0.31

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.06%.

42

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

43

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, and three-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. They observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-year period and the second quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one- and three-year

44

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

periods ended March 31, 2019. As part of this review, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees considered that the Fund is offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Fund and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees considered the Investment Adviser’s undertaking to waive the management fees payable by the Fund. In this regard, the Trustees noted that, pursuant to the model, clients pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees are waived in order to avoid charging two layers of management fees.

45

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

46

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

47

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

48

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Global Managed Beta Fund — Tax Information (Unaudited)

For the year ended August 31, 2019, 17.80%, of the dividends paid from net investment company taxable income by the Global Managed Beta Fund, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2019, the total amount of income received by the Global Managed Beta Fund from sources within foreign countries and possessions of the United States was $0.1014 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Global Managed Beta Fund was 31.26%. The total amount of taxes paid by the Global Managed Beta Fund to such countries was $0.0094.

For the year ended August 31, 2019, 100% of the dividends paid from net investment company taxable income by the Global Managed Beta Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Managed Beta Fund designates $3,797,918, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2019.

During the fiscal year ended August 31, 2019, the Global Managed Beta Fund designates $7,261,756, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

49

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 181917-OTU-1067563 MGDBETAAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

It is our intention that beginning on January 1, 2021, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Portfolios’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the 12 months ended August 31, 2019 (the “Reporting Period”), the financial markets were influenced most by global economic growth expectations, central bank monetary policy and geopolitics. U.S. equities and the broad fixed income market generated positive returns, while non-U.S. developed markets stocks and emerging markets equities recorded negative returns.

Equity Markets

When the Reporting Period began in September 2018, volatility was high in the global equity markets, fueled by harsh trade rhetoric between the U.S. and China as well as key U.S. allies and by strong U.S. macroeconomic data relative to other developed markets and to emerging markets. Against a backdrop of solid U.S. economic growth, near-target inflation and healthy monthly job gains, the Federal Reserve (“Fed”) raised short-term interest rates by 25 basis points, in line with market expectations. (A basis point is 1/100th of a percentage point.)

In October 2018, global equities broadly retreated, as investor sentiment rapidly deteriorated on a delayed response to a rise in global interest rates earlier in the month, a moderation of global economic growth expectations, hawkish rhetoric from the Fed, and corporate concerns about global economic growth and trade expressed in third quarter 2018 earnings guidance. (Hawkish rhetoric tends to imply higher interest rates; opposite of dovish.) U.S. stocks and emerging markets equities then rebounded in November 2018 on more accommodative comments from Fed Chair Jerome Powell and on seeming headway being made in U.S.-China trade talks. However, non-U.S. developed markets equities see-sawed during the month based on trade, political and economic growth concerns on the one hand and Fed Chair Powell’s dovish comments and what appeared to be encouraging progress in U.S.-China trade talks on the other. During December 2018, global equities overall plunged on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial U.S. federal government shutdown, the U.S. President’s criticism of Fed Chair Powell and reignited corporate earnings growth concerns. Escalating trade tensions, worries about slowing global economic growth and populist politics also weighed on market sentiment during the month. The Fed raised interest rates by another 25 basis points in December 2018.

1

MARKET REVIEW

During the first quarter of 2019, global equities broadly rebounded, with U.S. stocks leading the way. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the unwinding of the Fed’s balance sheet. (The Fed unwinds, or shrinks, its balance sheet by selling securities on its balance sheet and/or not reinvesting maturing securities.) In Europe, stocks performed well despite the overhang of Brexit, which refers to the U.K.’s efforts to leave the European Union. Emerging markets stocks benefited from seemingly progressing negotiations between the U.S. and China, improving financial conditions and positively trending economic data.

In the second calendar quarter, global equities posted more moderate gains. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (In a broad analytical context, noise refers to information or activity that confuses or misrepresents genuine underlying trends.) In April 2019, there was a widely-held optimistic outlook for a possible trade deal, but such optimism faded in May when the U.S. President threatened to raise then-current tariffs and impose new duties on $300 billion of additional Chinese imports. Sanctions were temporarily placed on a Chinese telecommunications giant until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter of 2019, global equities were supported by the accommodative stances of various central banks and by investor expectations of a recovery in China’s economic growth.

During July 2019, developed equity markets overall delivered muted, but still positive, returns. In the U.S., the Fed lowered interest rates by 25 basis points, marking the first interest rate cut since 2008. Fed Chair Powell’s tone was dovish throughout the month, though more hawkish sentiment at the announcement of the cut raised market uncertainty surrounding future easing of monetary policy. Outside the U.S., developed markets equities were resilient despite weak manufacturing data in Europe and continued geopolitical uncertainty related to the U.S.-China trade dispute and Brexit. Emerging markets stocks declined, primarily due to U.S.-China trade tensions. During July 2019, the U.S. President announced a one-year exemption of 110 Chinese products from the 25% tariffs that had been previously added on July 6, 2018. However, he later threatened to introduce new tariffs on $325 billion of Chinese goods despite the truce that was agreed upon at the G20 Summit at the end of June 2019. (The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union.)

Global equities broadly declined in August 2019. The month’s headlines were dominated by trade tensions, as the U.S. President announced an intention to impose additional tariffs on remaining Chinese goods not yet subject to tariffs, causing increased market volatility. In the U.S., economic data was largely mixed, with manufacturing data and consumer confidence showing signs of weakness but domestic demand holding steady in the context of a strong labor market and rising wages.

Fixed Income Markets

Spread, or non-government bond, sectors generally performed well in September 2018, when the Reporting Period began. U.S. economic growth remained strong, though some major economies, including those of the Eurozone, the U.K. and China, exhibited a gradual weakening trend. The Fed raised short-term interest rates, with its dot plot pointing to another increase by the end of 2018 and three more during 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) Fed Chair Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury rates rose in response, followed, in turn, by the interest rates of several other developed markets countries. The U.S. dollar was broadly flat versus many major currencies during the month.

During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced notable weakness, as credit spreads, or yield differentials versus U.S. Treasury securities, widened significantly. U.S. Treasury yields fell as investors grew fearful about the possible end of the global economic cycle and as their expectations for Fed rate hikes diminished. In December 2018, Fed policymakers raised short-term interest rates, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. U.S. economic activity data remained in expansionary territory during the fourth calendar quarter but moderated from cycle highs. Headline inflation pressures eased as crude oil prices declined. The U.S. dollar appreciated relative to many major currencies during the fourth calendar quarter.

2

MARKET REVIEW

In the first quarter of 2019, spread sectors broadly posted gains, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. Meanwhile, the European Central Bank (“ECB”) extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia, New Zealand and Switzerland — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. The U.S. dollar strengthened relative to many major currencies during the first quarter of 2019.

In the second calendar quarter, most spread sectors recorded gains. The quarter started off on a positive note in April 2019, as developed markets’ central banks kept monetary policy unchanged. In the U.S., the Fed noted that inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England (“BoE”) maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Statements by Sweden’s Riksbank and the Bank of Canada were also somewhat dovish, as they generally focused on risks arising from slower global economic growth. However, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, but eight of the 12 members on the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing. The U.S. dollar weakened versus many major currencies during the second quarter of 2019.

In July 2019, spread sectors benefited from the dovish outlooks of global central banks, though they gave up some of their gains later in the month as U.S.-China trade tensions escalated. In the U.S., economic data was mixed. Although employment and wage growth continued, manufacturing and non-manufacturing indices both declined. The Fed delivered its first interest rate cut since 2008, though Fed Chair Powell described it as a “mid-cycle adjustment.” The Fed also announced it would stop trimming its balance sheet in September 2019, two months earlier than expected. Elsewhere, the ECB set the stage for a policy easing package in September, which was widely expected to include a rate cut, resumed asset purchases and strengthened forward guidance. At the same time, the BoE kept monetary policy unchanged. The U.S. dollar strengthened relative to many major currencies during July.

In August 2019, spread sectors weakened, as U.S.-China trade tensions and political developments in Argentina resulted in increased investor risk aversion. Global interest rates fell as hawkish trade rhetoric intensified, leading to market concerns about the outlook for global economic growth and, in turn, raising investor expectations for monetary policy easing. In the U.S., the economy added fewer jobs than consensus expected, while the Institute for Supply Management’s Manufacturing Index contracted for the first time since 2016. U.S. interest rates fell on market expectations for additional Fed monetary policy easing, with the 30-year U.S. Treasury yield dropping to its lowest level on record. The U.S. dollar appreciated slightly versus many major currencies during August.

Looking Ahead

At the end of the Reporting Period, we expected the U.S. economic expansion to continue, albeit at a slower pace, with strength in consumer spending and services offsetting weakness in business investment and the manufacturing sector. We anticipated additional monetary easing in the U.S. and other developed economies, including Australia, New Zealand, Canada and Switzerland. More broadly, we thought heightened political uncertainty and, in turn, downside economic growth risks would keep global central bank monetary policies accommodative for a prolonged period of time. This would be supportive for investor risk sentiment, in our view.

3

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class P and Class R6 Shares generated average annual total returns, without sales charges, of -1.78%, -1.46%, -1.45% and -1.54%, respectively. These returns compare to the -0.16% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%) — returned -4.39% and 10.17%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings detracted from its performance versus the EDGE Composite Index. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations, as well as the investments views of Goldman Sachs ISG.) Our tactical asset allocation decisions (“tactical tilts”) also detracted from relative returns. The overall performance of the Underlying Funds contributed positively to the Fund’s relative results during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs ISG’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic weightings and our tactical tilts, the Portfolio invests in 10 Underlying Funds. Nine of these Underlying Funds may be used to implement strategic weightings (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in eight of the nine Underlying Strategic Funds, six of which underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The other Underlying Strategic Funds that underperformed their respective benchmark indices were the Goldman Sachs International Small Cap Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund.

The Goldman Sachs Global Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund outperformed

4

PORTFOLIO RESULTS

their respective benchmark indices during the Reporting Period.

The Portfolio’s Underlying Tactical Fund underperformed its cash benchmark index[1] by more than 190 basis points[2] during the Reporting Period. (A basis point is 1/100th of a percent.)

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

During the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund detracted from its performance, as the U.S. equity market posted gains. On the positive side, the call writing strategies of the Goldman Sachs International Equity Dividend and Premium Fund added to its performance, as the international equity markets declined.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks, which did not have a material impact on performance. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These particular currency hedging positions detracted from the Portfolio’s performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

[1]	ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. It is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[2]	Performance quoted is for Institutional Shares.

5

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2019

OVERALL UNDERLYING FUND WEIGHTINGS[1,2]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents affiliated funds.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Dividend Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-1.78%	3.98%	7.91%	—
Including sales charges	-7.19%	2.81%	7.31%	—

Institutional	-1.46%	4.41%	8.35%	—

Class P (Commenced April 17, 2018)	-1.45%	N/A	N/A	0.95%

Class R6 (Commenced December 29, 2017)	-1.54%	N/A	N/A	1.07%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

7

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class P and Class R6 Shares generated average annual total returns, without sales charges, of -4.96%, -4.61%, -4.60% and -4.57%, respectively. These returns compare to the -0.16% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%) — returned -4.39% and 10.17%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings detracted from its performance versus the TAG Composite Index. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations, as well as the investments views of Goldman Sachs ISG.) Our tactical asset allocation decisions (“tactical tilts”) and the overall performance of the Underlying Funds also detracted from the Portfolio’s relative returns during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs ISG’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic weightings and our tactical tilts, the Portfolio invests in nine Underlying Funds. Eight of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in seven of the eight Underlying Strategic Funds, five of which underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund — are those in which the Portfolio held its largest weightings. The other Underlying Strategic Funds that underperformed their respective benchmark indices were the Goldman Sachs International Small Cap Insights Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund.

The Goldman Sachs Global Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period.

8

PORTFOLIO RESULTS

The Portfolio’s Underlying Tactical Fund underperformed its cash benchmark index[1] by more than 190 basis points[2] during the Reporting Period. (A basis point is 1/100th of a percent.)

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks, which did not have a material impact on performance. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These particular currency hedging positions detracted from the Portfolio’s performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

[1]	ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. It is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[2]	Performance quoted is for Institutional Shares.

9

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2019

OVERALL UNDERLYING FUND WEIGHTINGS[1,2]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents affiliated funds.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on September 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tax-Advantaged Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2009 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.96%	4.38%	8.99%	—
Including sales charges	-10.18%	3.20%	8.38%	—

Institutional	-4.61%	4.80%	9.43%	—

Class P (Commenced April 17, 2018)	-4.60%	N/A	N/A	-0.59%

Class R6 (Commenced December 29, 2017)	-4.57%	N/A	N/A	0.45%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

11

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definition

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S.

Aggregate Bond Index (10%). The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage backed and asset-backed securities.

The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,686 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 28, 2019, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

12

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2019

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 98.7%
Equity – 98.7%
20,700,863	Goldman Sachs US Equity Dividend and Premium Fund	$268,076,173
19,562,979	Goldman Sachs International Equity Dividend and Premium Fund	129,311,289
6,274,421	Goldman Sachs Tactical Tilt Overlay Fund	60,610,903
1,879,703	Goldman Sachs Small Cap Equity Insights Fund	47,105,345
3,343,705	Goldman Sachs Emerging Markets Equity Insights Fund	29,926,160
1,951,963	Goldman Sachs International Small Cap Insights Fund	21,686,314
1,234,186	Goldman Sachs Global Infrastructure Fund	14,736,184
1,263,585	Goldman Sachs Global Real Estate Securities Fund	14,581,773
2,205,660	Goldman Sachs MLP Energy Infrastructure Fund	13,520,695

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $504,267,546)		$599,554,836

Shares	Dividend Rate	Value

Investment Company(a) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,831,783	2.045%	$6,831,783
(Cost $6,831,783)

TOTAL INVESTMENTS – 99.8%
(Cost $511,099,329)		$606,386,619

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,299,667

NET ASSETS – 100.0%		$607,686,286

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	JPY	82,000,000	USD	764,493	09/18/2019	$8,160
	USD	5,432,384	AUD	7,769,962	09/18/2019	197,361
	USD	7,063,572	CHF	6,950,844	09/18/2019	31,850
	USD	24,811,332	EUR	21,904,225	09/18/2019	711,332
	USD	13,185,178	GBP	10,329,415	09/18/2019	608,640

TOTAL						$1,557,343

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	EUR	280,000	USD	320,239	09/18/2019	$(12,170)
	USD	19,428,975	JPY	2,086,272,100	09/18/2019	(229,126)

TOTAL						$(241,296)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

S&P 500 E-Mini Index	44	09/20/2019	$6,434,560	$65,577

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2019

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 98.7%
Equity – 98.7%
61,008,445	Goldman Sachs US Tax-Managed Equity Fund	$1,445,290,060
62,415,382	Goldman Sachs International Tax-Managed Equity Fund	592,946,132
28,771,618	Goldman Sachs Tactical Tilt Overlay Fund	277,933,826
15,408,973	Goldman Sachs Emerging Markets Equity Insights Fund	137,910,310
8,998,463	Goldman Sachs International Small Cap Insights Fund	99,972,922
5,657,265	Goldman Sachs Global Infrastructure Fund	67,547,739
5,816,866	Goldman Sachs Global Real Estate Securities Fund	67,126,630
10,114,446	Goldman Sachs MLP Energy Infrastructure Fund	62,001,551

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $2,082,962,911)		$2,750,729,170

Shares	Dividend Rate	Value

Investment Company(a) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
29,844,967	2.045%	$29,844,967
(Cost $29,844,967)

TOTAL INVESTMENTS – 99.8%
(Cost $2,112,807,878)		$2,780,574,137

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		6,839,517

NET ASSETS – 100.0%		$2,787,413,654

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	USD	25,504,481	AUD	36,454,774	09/18/2019	$943,023
	USD	32,557,079	CHF	32,012,984	09/18/2019	171,602
	USD	111,011,765	EUR	97,983,958	09/18/2019	3,205,470
	USD	59,736,528	GBP	46,801,169	09/18/2019	2,753,950

TOTAL						$7,074,045

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley Co., Inc.	USD	85,092,230	JPY	9,137,154,282	09/18/2019	$(1,003,492)

FUTURES CONTRACTS — At August 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

S&P 500 E-Mini Index	195	09/20/2019	$28,516,800	$290,626

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2019

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
Assets:
Investments in affiliated Underlying Funds, at value (cost $511,099,329 and $2,112,807,878)	$606,386,619		$2,780,574,137
Cash	596,308		2,750,816
Foreign currencies, at value (cost $0 and $121,411)	—		129,157
Receivables:
Collateral on certain derivative contracts(a)	450,000		1,540,000
Portfolio shares sold	52,842		1,811,800
Reimbursement from investment adviser	33,395		77,043
Dividends	10,154		46,985
Investments sold	—		29,147
Foreign tax reclaims	—		7,606
Unrealized gain on forward foreign currency exchange contracts	1,557,343		7,074,045
Other assets	44,161		49,777
Total assets	609,130,822		2,794,090,513

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	241,296		1,003,492
Variation margin on futures	4,177		18,522
Payables:
Collateral on certain derivative contracts(a)	870,000		4,280,000
Investments purchased	110,568		—
Management fees	41,024		187,826
Portfolio shares redeemed	40,416		890,513
Distribution and Service fees and Transfer Agency fees	18,457		70,952
Accrued expenses	118,598		225,554
Total liabilities	1,444,536		6,676,859

Net Assets:
Paid-in capital	523,970,017		2,178,226,130
Total distributable earnings (loss)	83,716,269		609,187,524
NET ASSETS	$607,686,286		$2,787,413,654
Net Assets:
Class A	$8,660,900		$447,362
Institutional	25,244,242		43,564,536
Class P	573,770,960		2,743,391,682
Class R6	10,184		10,074
Total Net Assets	$607,686,286		$2,787,413,654
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	753,444		28,966
Institutional	2,171,495		2,796,283
Class P	49,472,161		178,375,679
Class R6	877		655
Net asset value, offering and redemption price per share:(b)
Class A	$11.50		$15.44
Institutional	11.63		15.58
Class P	11.60		15.38
Class R6	11.60	(c)	15.38

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures
Enhanced Dividend Global Equity	$(870,000)	$450,000

Tax-Advantaged Global Equity	(4,280,000)	1,540,000

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Funds is $12.17 and $16.34, respectively.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2019

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:

Dividends from affiliated Underlying Funds	$13,310,144	$36,505,692

Expenses:

Management fees	933,897	4,093,739

Transfer Agency fees(a)	203,908	824,419

Registration fees	149,530	195,605

Custody, accounting and administrative services	105,579	321,232

Professional fees	94,707	95,969

Printing and mailing costs	54,537	88,708

Distribution and Service fees — Class A Shares	24,028	1,373

Trustee fees	17,331	20,976

Other	32,223	87,382

Total expenses	1,615,740	5,729,403

Less — expense reductions	(817,682)	(2,406,354)

Net expenses	798,058	3,323,049

NET INVESTMENT INCOME	12,512,086	33,182,643

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments in affiliated Underlying Funds	(2,602,968)	(16,867,546)

Investments — unaffiliated issuers	13	87,264

Futures contracts	238,959	919,055

Forward foreign currency exchange contracts	4,105,111	16,618,866

Foreign currency transactions	—	(153)

Capital gain distributions from affiliated Underlying Funds	16,018,113	—

Net change in unrealized gain (loss) on:

Investments in affiliated Underlying Funds	(41,468,161)	(163,914,646)

Futures contracts	(239,311)	(875,123)

Forward foreign currency exchange contracts	(521,187)	(1,138,891)

Foreign currency translation	—	5,688

Net realized and unrealized loss	(24,469,431)	(165,165,486)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,957,345)	$(131,982,843)

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional	Class P	Class R6
Enhanced Dividend Global Equity	$17,150	$11,462	$175,292	$4
Tax-Advantaged Global Equity	981	19,497	803,937	4

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio			Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$12,512,086	$11,182,516		$33,182,643	$25,044,835

Net realized gain (loss)	17,759,228	18,730,524		757,486	19,444,413

Net change in unrealized gain (loss)	(42,228,659)	30,379,698		(165,922,972)	263,591,756

Net increase (decrease) in net assets resulting from operations	(11,957,345)	60,292,738		(131,982,843)	308,081,004

Distributions to shareholders:

From distributable earnings:

Class A Shares	(511,526)	(319,947	)(a)	(8,664)	(6,733	)(a)

Institutional Shares	(1,592,746)	(20,182,584	)(a)	(376,203)	(32,796,134	)(a)

Class P Shares(b)	(32,045,647)	(3,566,150	)(a)	(51,683,171)	—

Class R6 Shares(c)	(537)	(97	)(a)	(191)	—

Total distributions to shareholders	(34,150,456)	(24,068,778)		(52,068,229)	(32,802,867)

From share transactions:

Proceeds from sales of shares	66,308,825	707,181,772		408,860,511	3,154,128,273

Reinvestment of distributions	33,638,454	23,731,281		52,065,951	32,786,693

Cost of shares redeemed	(126,805,393)	(732,774,402)		(350,118,999)	(2,809,978,324)

Net increase (decrease) in net assets resulting from share transactions	(26,858,114)	(1,861,349)		110,807,463	376,936,642

TOTAL INCREASE (DECREASE)	(72,965,915)	34,362,611		(73,243,609)	652,214,779

Net Assets:(d)

Beginning of year	680,652,201	646,289,590		2,860,657,263	2,208,442,484

End of year	$607,686,286	$680,652,201		$2,787,413,654	$2,860,657,263

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Class A	Institutional	Class P(b)	Class R6(c)
Distribution from net investment income:
Enhanced Dividend Global Equity Portfolio:	$(203,951)	$(12,726,620)	$(3,566,150)	$(97)
Tax-Advantaged Global Equity Portfolio:	(6,733)	(32,796,134)	—	—

Distributions from net realized gains:
Enhanced Dividend Global Equity Portfolio:	$(115,996)	$(7,455,964)	$—	$—

(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on December 29, 2017.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $- and $1,654,828 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, as of August 31, 2018.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.34	$11.70	$10.68	$10.69	$11.83

Net investment income(a)(b)	0.19	0.15	0.17	0.11	0.16

Net realized and unrealized gain (loss)	(0.44)	0.88	1.12	0.52	(0.73)

Total from investment operations	(0.25)	1.03	1.29	0.63	(0.57)

Distributions to shareholders from net investment income	(0.27)	(0.25)	(0.20)	(0.31)	(0.21)

Distributions to shareholders from net realized gains	(0.32)	(0.14)	(0.07)	(0.33)	(0.36)

Total distributions	(0.59)	(0.39)	(0.27)	(0.64)	(0.57)

Net asset value, end of year	$11.50	$12.34	$11.70	$10.68	$10.69

Total return(c)	(1.78)%	8.94%	12.25%	6.32%	(4.82)%

Net assets, end of year (in 000s)	$8,661	$10,418	$9,289	$4,993	$1,729

Ratio of net expenses to average net assets(d)	0.52%	0.52%	0.53%	0.53%	0.55%

Ratio of total expenses to average net assets(d)	0.65%	0.62%	0.63%	0.64%	0.66%

Ratio of net investment income to average net assets(b)	1.62%	1.21%	1.54%	1.09%	1.40%

Portfolio turnover rate(e)	15%	20%	8%	19%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.48	$11.80	$10.76	$10.76	$11.89

Net investment income(a)(b)	0.23	0.17	0.22	0.16	0.22

Net realized and unrealized gain (loss)	(0.44)	0.93	1.12	0.51	(0.74)

Total from investment operations	(0.21)	1.10	1.34	0.67	(0.52)

Distributions to shareholders from net investment income	(0.32)	(0.28)	(0.23)	(0.34)	(0.25)

Distributions to shareholders from net realized gains	(0.32)	(0.14)	(0.07)	(0.33)	(0.36)

Total distributions	(0.64)	(0.42)	(0.30)	(0.67)	(0.61)

Net asset value, end of year	$11.63	$12.48	$11.80	$10.76	$10.76

Total return(c)	(1.46)%	9.45%	12.66%	6.67%	(4.29)%

Net assets, end of year (in 000s)	$25,244	$33,490	$637,000	$507,845	$424,196

Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.17%

Ratio of total expenses to average net assets(d)	0.26%	0.23%	0.24%	0.24%	0.26%

Ratio of net investment income to average net assets(b)	2.00%	1.43%	1.93%	1.58%	1.95%

Portfolio turnover rate(e)	15%	20%	8%	19%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class P Shares
	Year Ended August 31, 2019	April 17, 2018* to August 31, 2018
Per Share Data

Net asset value, beginning of period	$12.45	$12.18

Net investment income(a)(b)	0.23	0.11

Net realized and unrealized gain (loss)	(0.44)	0.23

Total from investment operations	(0.21)	0.34

Distributions to shareholders from net investment income	(0.32)	(0.07)

Distributions to shareholders from net realized gains	(0.32)	—

Total distributions	(0.64)	(0.07)

Net asset value, end of period	$11.60	$12.45

Total return(c)	(1.45)%	2.80%

Net assets, end of period (in 000s)	$573,771	$636,733

Ratio of net expenses to average net assets(d)	0.12%	0.13	%(e)

Ratio of total expenses to average net assets(d)	0.25%	0.25	%(e)

Ratio of net investment income to average net assets(b)	2.02%	2.48	%(e)

Portfolio turnover rate(f)	15%	20%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31, 2019	December 29, 2017* to August 31, 2018
Per Share Data

Net asset value, beginning of period	$12.46	$12.17

Net investment income(a)(b)	0.23	0.10

Net realized and unrealized gain (loss)	(0.45)	0.31

Total from investment operations	(0.22)	0.41

Distributions to shareholders from net investment income	(0.32)	(0.12)

Distributions to shareholders from net realized gains	(0.32)	—

Total distributions	(0.64)	(0.12)

Net asset value, end of period	$11.60	$12.46

Total return(c)	(1.54)%	3.39%

Net assets, end of period (in 000s)	$10	$10

Ratio of net expenses to average net assets(d)	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.23%	0.18	%(e)

Ratio of net investment income to average net assets(b)	2.01%	1.27	%(e)

Portfolio turnover rate(f)	15%	20%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.51	$14.78	$12.91	$12.58	$13.51

Net investment income(a)(b)	0.13	0.12	0.11	0.08	0.09

Net realized and unrealized gain (loss)	(0.97)	1.77	1.85	0.52	(0.69)

Total from investment operations	(0.84)	1.89	1.96	0.60	(0.60)

Distributions to shareholders from net investment income	(0.13)	(0.16)	(0.09)	(0.18)	(0.10)

Distributions to shareholders from net realized gains	(0.10)	—	—	(0.09)	(0.23)

Total distributions	(0.23)	(0.16)	(0.09)	(0.27)	(0.33)

Net asset value, end of year	$15.44	$16.51	$14.78	$12.91	$12.58

Total return(c)	(4.96)%	12.81%	15.23%	4.88%	(4.39)%

Net assets, end of year (in 000s)	$447	$658	$615	$591	$543

Ratio of net expenses to average net assets(d)	0.52%	0.52%	0.53%	0.53%	0.56%

Ratio of total expenses to average net assets(d)	0.61%	0.60%	0.61%	0.61%	0.61%

Ratio of net investment income to average net assets(b)	0.81%	0.77%	0.80%	0.64%	0.66%

Portfolio turnover rate(e)	14%	17%	8%	19%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.46	$14.72	$12.86	$12.53	$13.48

Net investment income(a)(b)	0.20	0.17	0.17	0.11	0.17

Net realized and unrealized gain (loss)	(0.96)	1.78	1.84	0.53	(0.71)

Total from investment operations	(0.76)	1.95	2.01	0.64	(0.54)

Distributions to shareholders from net investment income	(0.02)	(0.21)	(0.15)	(0.22)	(0.18)

Distributions to shareholders from net realized gains	(0.10)	—	—	(0.09)	(0.23)

Total distributions	(0.12)	(0.21)	(0.15)	(0.31)	(0.41)

Net asset value, end of year	$15.58	$16.46	$14.72	$12.86	$12.53

Total return(c)	(4.61)%	13.32%	15.74%	5.22%	(3.96)%

Net assets, end of year (in 000s)	$43,565	$62,718	$2,207,827	$1,816,911	$1,701,226

Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.17%

Ratio of total expenses to average net assets(d)	0.22%	0.21%	0.21%	0.21%	0.21%

Ratio of net investment income to average net assets(b)	1.28%	1.06%	1.26%	0.92%	1.31%

Portfolio turnover rate(e)	14%	17%	8%	19%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class P Shares
	Year Ended August 31, 2019	April 17, 2018* to August 31, 2018
Per Share Data

Net asset value, beginning of period	$16.47	$15.84

Net investment income(a)(b)	0.19	0.01

Net realized and unrealized gain (loss)	(0.98)	0.62

Total from investment operations	(0.79)	0.63

Distributions to shareholders from net investment income	(0.20)	—

Distributions to shareholders from net realized gains	(0.10)	—

Total distributions	(0.30)	—

Net asset value, end of period	$15.38	$16.47

Total return(c)	(4.60)%	3.98%

Net assets, end of period (in 000s)	$2,743,392	$2,797,271

Ratio of net expenses to average net assets(d)	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.21%	0.20	%(e)

Ratio of net investment income to average net assets(b)	1.21%	0.15	%(e)

Portfolio turnover rate(f)	14%	17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31, 2019	December 29, 2017* to August 31, 2018
Per Share Data

Net asset value, beginning of period	$16.46	$15.59

Net investment income (loss)(a)(b)	0.19	(0.01)

Net realized and unrealized gain (loss)	(0.97)	0.88

Total from investment operations	(0.78)	0.87

Distributions to shareholders from net investment income	(0.20)	—

Distributions to shareholders from net realized gains	(0.10)	—

Total distributions	(0.30)	—

Net asset value, end of period	$15.38	$16.46

Total return(c)	(4.57)%	5.58%

Net assets, end of period (in 000s)	$10	$11

Ratio of net expenses to average net assets(d)	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.19%	0.18	%(e)

Ratio of net investment income (loss) to average net assets(b)	1.22%	(0.05	)%(e)

Portfolio turnover rate(f)	14%	17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A, Institutional, P and R6	Diversified
Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as the investment adviser. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

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Notes to Financial Statements (continued)

August 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolios invest primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market

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Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2019:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$599,554,836	$—	$—

Investment Company	6,831,783	—	—

Total	$606,386,619	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,557,343	$—

Futures Contracts	65,577	—	—

Total	$65,577	$1,557,343	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(241,296)	$—

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$2,750,729,170	$—	$—

Investment Company	29,844,967	—	—

Total	$2,780,574,137	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$7,074,045	$—

Futures Contracts	290,626	—	—

Total	$290,626	$7,074,045	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(1,003,492)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2019. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,557,343		Payable for unrealized loss on forward foreign currency exchange contracts	$(241,296)
Equity	Variation margin on futures contracts	65,577	(a)	—	—
Total		$1,622,920			$(241,296)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$7,074,045		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,003,492)
Equity	Variation margin on futures contracts	290,626	(a)	—	—
Total		$7,364,671			$(1,003,492)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2019 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

August 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$4,105,111	$(521,187)	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	238,959	(239,311)	46
Total		$4,344,070	$(760,498)	55

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$16,618,866	$(1,138,891)	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	919,055	(875,123)	195
Total		$17,537,921	$(2,014,014)	204

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve an effective net rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 28, 2019, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Class A Shares of each Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2019, Goldman Sachs retained front-end sales charges of $1,990 and $385 for the Enhanced Dividend Global Equity Portfolio and Tax-Advantaged Global Equity Portfolio, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2019, the annual rate was 0.18% of the average daily net assets of Class A Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 28, 2019 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$435,816	$358,808	$23,058	$817,682
Tax-Advantaged Global Equity	1,910,398	398,582	97,374	2,406,354

F.  Line of Credit Facility — As of August 31, 2019, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Portfolios did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

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Notes to Financial Statements (continued)

August 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2019:

Enhanced Dividend Global Equity
Underlying Funds	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income from Affiliated Investment Companies		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$35,112,555	$4,241,534	$(5,747,682)	$—	$(404,635)	$(3,275,612)	$29,926,160	3,343,705	$692,800		$—
Goldman Sachs Financial Square Government Fund	—	31,997,920	(25,166,137)	—	—	—	6,831,783	6,831,783	26,627		—
Goldman Sachs Global Infrastructure Fund	15,612,484	1,781,722	(4,454,522)	—	(129,099)	1,925,599	14,736,184	1,234,186	332,973		—
Goldman Sachs Global Real Estate Securities Fund	15,597,639	1,823,171	(3,824,522)	(22,874)	(29,159)	1,037,518	14,581,773	1,263,585	331,548		—
Goldman Sachs International Equity Dividend and Premium Fund	143,854,054	19,126,826	(21,600,368)	—	(1,142,471)	(10,926,752)	129,311,289	19,562,979	4,376,197		—
Goldman Sachs International Small Cap Insights Fund	25,359,630	2,733,677	(3,680,062)	—	(213,758)	(2,513,173)	21,686,314	1,951,963	338,679		—
Goldman Sachs MLP Energy Infrastructure Fund	16,266,217	3,476,291	(3,514,522)	(1,470,548)	339,743	(1,576,486)	13,520,695	2,205,660	(383,006	)(a)	—
Goldman Sachs Small Cap Equity Insights Fund	54,548,989	11,033,613	(9,621,522)	—	631,582	(9,487,317)	47,105,345	1,879,703	111,850		2,463,665
Goldman Sachs Tactical Tilt Overlay Fund	66,830,501	10,536,965	(15,166,491)	—	(1,419,479)	(170,593)	60,610,903	6,274,421	1,702,590		—
Goldman Sachs US Equity Dividend and Premium Fund	300,497,217	38,063,566	(53,767,573)	—	(235,692)	(16,481,345)	268,076,173	20,700,863	5,779,886		13,554,448

Total	$673,679,286	$124,815,285	$(146,543,401)	$(1,493,422)	$(2,602,968)	$(41,468,161)	$606,386,619	—	$13,310,144		$16,018,113

(a)	Amount includes return of capital distributions of $1,470,548, a portion of which represents the difference between the estimated amount related to the fiscal year ended August 31, 2018 and the final amount recorded during the fiscal year ended August 31, 2019.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity
Underlying Funds	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income from Affiliated Investment Companies		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$145,338,015	$24,398,798	$(15,883,145)	$—	$(2,821,407)	$(13,121,951)	$137,910,310	15,408,973	$3,018,567		$—
Goldman Sachs Financial Square Government Fund	—	175,924,988	(146,080,021)	—	—	—	29,844,967	29,844,967	129,644		—
Goldman Sachs Global Infrastructure Fund	64,491,434	9,981,084	(14,916,685)	—	(687,484)	8,679,390	67,547,739	5,657,265	1,469,512		—
Goldman Sachs Global Real Estate Securities Fund	65,925,422	8,688,587	(11,926,685)	(93,864)	(444,258)	4,977,428	67,126,630	5,816,866	1,453,150		—
Goldman Sachs International Small Cap Insights Fund	105,010,891	13,387,428	(6,473,338)	—	(1,215,300)	(10,736,759)	99,972,922	8,998,463	1,485,938		—
Goldman Sachs International Tax-Managed Equity Fund	594,924,163	103,206,912	(38,080,307)	—	(5,663,868)	(61,440,768)	592,946,132	62,415,382	11,604,648		—
Goldman Sachs MLP Energy Infrastructure Fund	67,225,300	15,396,016	(8,636,685)	(6,310,912)	594,079	(6,266,247)	62,001,551	10,114,446	(1,476,468	)(a)	—
Goldman Sachs Tactical Tilt Overlay Fund	276,668,789	56,154,119	(47,682,338)	—	(5,110,740)	(2,096,004)	277,933,826	28,771,618	7,418,486		—
Goldman Sachs US Tax-Managed Equity Fund	1,510,652,685	184,721,642	(164,655,964)	—	(1,518,568)	(83,909,735)	1,445,290,060	61,008,445	11,402,215		—

Total	$2,830,236,699	$591,859,574	$(454,335,168)	$(6,404,776)	$(16,867,546)	$(163,914,646)	$2,780,574,137	—	$36,505,692		$—

(a)	Amount includes return of capital distributions of $6,310,912, a portion of which represents the difference between the estimated amount related to the fiscal year ended August 31, 2018 and the final amount recorded during the fiscal year ended August 31, 2019.

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Notes to Financial Statements (continued)

August 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2019, the Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	—%	8%
Goldman Sachs Global Infrastructure Fund	7	34
Goldman Sachs Global Real Estate Securities Fund	6	28
Goldman Sachs International Equity Dividend and Premium Fund	44	—
Goldman Sachs International Tax-Managed Equity Fund	—	85
Goldman Sachs Small Cap Equity Insights Fund	7	—
Goldman Sachs Tactical Tilt Overlay Fund	—	7
Goldman Sachs U.S. Equity Dividend and Premium Fund	9	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	85

As of August 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following share class of the Portfolios:

Portfolio	Class R6
Enhanced Dividend Global Equity	100%
Tax-Advantaged Global Equity	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2019 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$92,817,365	$121,377,265
Tax-Advantaged Global Equity	415,934,585	374,812,038

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$18,898,580	$45,067,624
Net long-term capital gains	15,251,876	7,000,605
Total taxable distributions	$34,150,456	$52,068,229

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7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$17,619,035	$32,802,867
Net long-term capital gains	6,449,743	—
Total taxable distributions	$24,068,778	$32,802,867

As of August 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$18,624	$3,375,849
Undistributed long-term capital gains	13,927,696	3,573,390
Total undistributed earnings	$13,946,320	$6,949,239
Timing differences (Qualified Late Year Loss Deferral)	—	(483,014)
Unrealized gains — net	69,769,949	602,721,299
Total accumulated earnings (losses) — net	$83,716,269	$609,187,524

As of August 31, 2019, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$537,998,294	$2,184,222,161
Gross unrealized gain	74,305,014	635,362,272
Gross unrealized loss	(4,535,065)	(32,640,973)
Net unrealized gain	$69,769,949	$602,721,299

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and net mark to market gains (loss) on foreign currency contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2019

8. OTHER RISKS (continued)

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2019, the Enhanced Dividend Global Equity Portfolio invested 44.1% and 21.3% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in non-U.S. issuers with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio.

As of August 31, 2019, the Tax-Advantaged Global Equity Portfolio invested 51.9% and 21.3% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests primarily in equity investments in U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in equity investments in non-U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s or Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally,

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2019

9. INDEMNIFICATIONS (continued)

in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	184,868	$2,195,321	324,709	$3,943,586
Reinvestment of distributions	44,832	498,616	26,616	319,508
Shares redeemed	(320,250)	(3,671,115)	(301,614)	(3,632,003)
	(90,550)	(977,178)	49,711	631,091
Institutional Shares
Shares sold	451,450	5,291,816	4,309,057	52,413,693
Reinvestment of distributions	96,955	1,093,654	1,640,101	19,845,526
Shares redeemed	(1,061,194)	(12,157,655)	(57,258,674)	(708,001,831)
	(512,789)	(5,772,185)	(51,309,516)	(635,742,612)
Class P Shares(a)
Shares sold	5,162,870	58,821,688	52,581,452	650,814,493
Reinvestment of distributions	2,849,926	32,045,647	295,701	3,566,150
Shares redeemed	(9,687,768)	(110,976,623)	(1,730,020)	(21,140,571)
	(1,674,972)	(20,109,288)	51,147,133	633,240,072
Class R6 Shares(b)
Shares sold	—	—	822	10,000
Reinvestment of distributions	47	537	8	97
Shares redeemed	—	—	—	3
	47	537	830	10,100

NET DECREASE	(2,278,264)	$(26,858,114)	(111,842)	$(1,861,349)

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on December 29, 2017.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,501	$122,603	8,348	$129,809
Reinvestment of distributions	612	8,664	428	6,733
Shares redeemed	(19,962)	(306,958)	(10,588)	(167,246)
	(10,849)	(175,691)	(1,812)	(30,704)
Institutional Shares
Shares sold	47,934	704,848	24,560,793	384,930,184
Reinvestment of distributions	25,730	373,925	2,094,566	32,779,960
Shares redeemed	(1,088,778)	(16,443,329)	(172,784,396)	(2,794,881,954)
	(1,015,114)	(15,364,556)	(146,129,037)	(2,377,171,810)
Class P Shares(a)
Shares sold	26,847,497	408,033,060	170,800,885	2,769,058,280
Reinvestment of distributions	3,693,484	51,683,171	—	—
Shares redeemed	(22,050,793)	(333,368,712)	(915,394)	(14,929,124)
	8,490,188	126,347,519	169,885,491	2,754,129,156
Class R6 Shares(b)
Shares sold	—	—	641	10,000
Reinvestment of distributions	14	191	—	—
	14	191	641	10,000

NET INCREASE	7,464,239	$110,807,463	23,755,283	$376,936,642

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on December 29, 2017.

41

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (two of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Class A, Institutional, Class P or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class P and Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/19	Ending Account Value 8/31/19		Expenses Paid for the 6 Months Ended 8/31/19*	Beginning Account Value 3/01/19	Ending Account Value 8/31/19		Expenses Paid for the 6 Months Ended 8/31/19*
Class A
Actual	$1,000	$1,013.00		$2.59	$1,000	$1,003.20		$2.63
Hypothetical 5% return	1,000	1,022.63	+	2.60	1,000	1,022.58	+	2.65
Institutional
Actual	1,000	1,014.70		0.66	1,000	1,005.20		0.66
Hypothetical 5% return	1,000	1,024.55	+	0.66	1,000	1,024.55	+	0.66
Class P
Actual	1,000	1,014.80		0.61	1,000	1,005.20		0.61
Hypothetical 5% return	1,000	1,024.60	+	0.61	1,000	1,024.60	+	0.61
Class R6
Actual	1,000	1,014.70		0.56	1,000	1,005.90		0.61
Hypothetical 5% return	1,000	1,024.65	+	0.56	1,000	1,024.60	+	0.61

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class P	Class R6
Enhanced Dividend Global Equity	0.51%	0.13%	0.12%	0.11%

Tax-Advantaged Global Equity	0.52	0.13	0.12	0.12

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

45

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio and each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Portfolio’s investment performance was provided for the one-, three-, five, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to continue to enhance the investment models used in managing certain Underlying Funds.

The Trustees observed that the Tax-Advantaged Global Equity Portfolio’s Institutional Shares had placed in the top half of its peer group for the ten-year period and in the third quartile for the one- three-, and five-year periods, and had outperformed the Portfolio’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2019. They observed that the Enhanced Dividend Global Equity Portfolio’s Institutional Shares had placed in the top half of its peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. The Trustees noted that the Enhanced Dividend Global Equity Portfolio had certain significant differences from its peer group that caused the peer group to be an imperfect basis for comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should

46

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which certain Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to certain Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) certain Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

47

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2020.

48

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

49

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

50

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

51

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, 44.04% and 30.12% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2019, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.1003 and $0.1033 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 25.44% and 30.06%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0051 and $0.0133 per share, respectively.

For the fiscal year ended August 31, 2019, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 77.93% and 67.94%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $15,251,876 and $7,000,605, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2019.

During the fiscal year ended August 31, 2019, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $2,296,521 and $9,853,352 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

52

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019 Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

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Portfolio holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2019 Goldman Sachs. All rights reserved. 180297-OTU-1067561/TAGEDGAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Investor FundsSM
Money Market
Tax-Exempt Money Market

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class I, Administration, Capital, Cash Management, Preferred, Premier, Resource, Select and Service shareholders or 800-526-7384 for Class A and Class C shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with a Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Investor Funds

∎	MONEY MARKET

∎	TAX-EXEMPT MONEY MARKET

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Investment Objective and Principal Investment Strategies

The Goldman Sachs Investor Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Investor Money Market Fund pursues this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). It may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Tax-Exempt Money Market Fund pursues the investment objective by investing at least 80% of its net assets in securities issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. It may also invest in short-term taxable instruments, including repos with the Federal Reserve Bank of New York, for temporary investment purposes.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	Taxable and tax-exempt money market yields ended the Reporting Period slightly higher than they started, as the Federal Reserve (“Fed”) shifted its monetary policy stance. After raising the targeted federal funds rate in September and December 2018, Fed policymakers pivoted to a more accommodative stance, leaving it unchanged until July 2019, when they implemented an interest rate cut. Other influences on the taxable and tax-exempt money markets during the Reporting Period were the continuation of the Fed’s balance sheet normalization and the dovish stance of most developed markets’ central banks. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007. Dovish tends to imply lower interest rates; opposite of hawkish.)

When the Reporting Period started in September 2018, U.S. economic growth was robust, though some major economies, including those of the Eurozone, the U.K. and China, exhibited a gradual weakening trend. The Fed raised the targeted federal funds rate by 25 basis points, citing ongoing strength in the U.S. labor market and a pickup in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The Fed’s dot plot pointed to another interest rate increase by the end of 2018 and three more during 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. In December 2018, Fed policymakers raised the targeted federal funds rate by an additional 25 basis points, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two.

In the first quarter of 2019, the Fed kept its monetary policy unchanged, with its dot plot projecting no interest rate hikes at all during 2019. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. During the second calendar quarter, the Fed remained on hold and noted that inflation softness might be due to “transitory factors.” Meanwhile, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. In June 2019, eight of the 12 members on the Federal Open Market Committee projected interest rate cuts during the 2019 calendar year. Indeed, at its July policy meeting, the Fed delivered its first interest rate cut since 2008, with Fed Chair Powell describing it as a “mid-cycle adjustment.” The Fed also announced it would stop its balance sheet normalization at the end of September 2019, two months

1

PORTFOLIO RESULTS

earlier than expected. In August 2019, as U.S. economic data showed signs of weakness and U.S.-China trade tensions persisted, market expectations for additional Fed rate cuts increased. In this environment, the U.S. Treasury yield curve partially inverted. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) More specifically, the spread, or differential, between the yields on two-year and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning yields on two-year maturities were higher than those of 10-year U.S. Treasury securities. (A full inversion occurs when shorter-term yields exceed all longer-term yields.)

In the tax-exempt money markets, investment inflows increased slightly, from approximately $130 billion on August 30, 2018 to approximately $135 billion on August 30, 2019. During the Reporting Period overall, the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, representing seven-day tax-exempt variable rate demand obligations, fell 28 basis points, from 1.56% on August 31, 2018 to 1.28% on August 30, 2019. At the end of the Reporting Period, the ratio of the SIFMA Municipal Swap Index to three-month LIBOR was approximately 64% compared to its more than 60% average since 1998. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.)

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The yields of the Goldman Sachs Investor Money Market Fund (“the taxable Fund”) and the Goldman Sachs Investor Tax-Exempt Money Market Fund (“the tax-exempt Fund”) rose during the Reporting Period, driven by the increase in money market yields, which occurred primarily because of the economic and market factors discussed above. The taxable money market yield curve inverted, while the tax-exempt yield curve flattened during the Reporting Period. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.)

Q	How did you manage the taxable Fund during the Reporting Period?

A	During the Reporting Period, the taxable Fund had investments in commercial paper, asset-backed commercial paper, repurchase agreements (“repos”), government agency securities, U.S. Treasury securities, time deposits, certificates of deposit, short-term corporate obligations, municipal debt, floating rate securities and variable rate demand notes (“VRDNs”).

Rather consistent clarity from the Fed around potential September and December 2018 interest rate hikes led us to maintain a somewhat short weighted average maturity of between 32 and 40 days in the taxable Fund during the first four months of the Reporting Period. Purchases were focused on floating rate securities, asset-backed commercial paper and government agency securities, all of which helped us to manage duration. (Duration is the taxable Fund’s sensitivity to changes in interest rates). After the December 2018 rate hike, the Fed’s path became less clear to us. As a result, we lengthened the weighted average maturity of the taxable Fund to between 51 and 55 days during January and February 2019. During March through July 2019, amid signs the Fed might cut interest rates, we shortened the weighted average maturity of the taxable Fund to between 49 and 42 days. In August 2019, we targeted a weighted average maturity in the taxable Fund of 41 days. Purchases were focused on government agency repos during the last eight months of the Reporting Period.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by a Fund, taking into consideration any available maturity shortening features.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	The tax-exempt Fund had investments in VRDNs, short-term tax-exempt securities, non-financial tax-exempt commercial paper and other municipal securities during the Reporting Period.

During the first four months of the Reporting Period, we maintained a rather short weighted average maturity of between 14 and 20 days in the tax-exempt Fund in response to the Fed’s interest rate hikes. We extended the weighted average maturity of the tax-exempt Fund to between 23 and 25 days during January and February 2019. Overall, the tax-exempt Fund’s positioning was driven largely by the relative value of securities in the front, or short-term, end of the tax-exempt money market yield curve. Given the market’s muted expectations for Fed rate hikes in 2019 and the flatter tax-exempt money market yield curve, we looked for opportunities to extend the tax-exempt Fund’s duration,

2

PORTFOLIO RESULTS

while maintaining adequate liquidity to take advantage of opportunities driven by market technicals (or supply and demand dynamics). During March through May 2019, we managed the tax-exempt Fund’s weighted average maturity in a range between 21 days and 27 days given uncertainty about future Fed monetary policy action. In June 2019, we extended the weighted average maturity of the tax-exempt Fund, maintaining it in a range of between 31 days and 36 days from June through August 2019. During the last eight months of the Reporting Period, purchases were focused on non-financial company commercial paper.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the taxable and tax-exempt Funds below 120 days. In the taxable Fund, we maintained a weighted average life in a range between 90 days and 113 days. In the tax-exempt Fund, we maintained a weighted average life in a range between 15 days and 30 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected the U.S. economic expansion to continue, albeit at a slower pace, with strength in consumer spending and services offsetting weakness in business investment and the manufacturing sector. Overall, we expected inflation to remain muted, with economic weakness tempering upside inflation pressures. Regarding the Fed’s monetary policy, we expected the U.S. central bank to deliver “insurance interest rate cuts” during the final months of 2019 due to slowing U.S. economic growth against a backdrop of subdued inflation and elevated geopolitical uncertainty.

Overall, the taxable and tax-exempt Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

RETAIL MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3

FUND BASICS

Investor Funds

as of August 31, 2019

PERFORMANCE REVIEW[1,2]

September 1, 2018–August 31, 2019	Fund Total Return (based on NAV)[3] Class I Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]

Investor Money Market	2.40%	2.15%	1.96%[6]
Investor Tax-Exempt Money Market	1.42	1.21	1.17	[7]

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Administration, Service, Resource, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Resource Shares pay 0.65%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return assumes the reinvestment of dividends and other distributions.

[4]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. August 2019. The iMoneyNet Institutional Average represents total return.

[6]	First Tier Retail–Category includes only non-government retail funds that also are not holding any second-tier securities. Portfolio holdings of first-tier funds include US Treasury, US other, repos, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating rate notes and asset-backed commercial paper.

[7]	Tax-Free National Retail–Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds—6 months & less, put bonds—over 6 months, alternative minimum tax paper and other tax-free holdings. Consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

4

YIELD SUMMARY

SUMMARY OF THE CLASS I SHARES AS OF 8/31/19

Fund	7-Day Dist. Yield[8]	SEC 7-Day Effective Yield[9]	30-Day Average Yield[10]	Weighted Avg. Maturity (days)[11]	Weighted Avg. Life (days)[12]

Investor Money Market	2.16%	2.18%	2.19%	43	113
Investor Tax-Exempt Money Market	1.21	1.22	1.21	31	31

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[8]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[9]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[10]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[11]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[12]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[13]

As of August 31, 2019

Security Type	Percentage of Net Assets

Certificates of Deposit - Eurodollar	3.8%

Certificates of Deposit - Yankeedollar	9.5

Certificates of Deposit	1.9

Commercial Paper & Corporate Obligations	21.6

Fixed Rate Municipal Debt Obligations	3.8

Repurchase Agreements	32.7

U.S. Treasury Obligations	3.8

Variable Rate Municipal Debt Obligations	1.1

Variable Rate Obligations	21.7

As of August 31, 2018

Security Type	Percentage of Net Assets

Certificates of Deposit - Eurodollar	1.7%

Certificates of Deposit - Yankeedollar	3.8

Commercial Paper & Corporate Obligations	35.1

Fixed Rate Municipal Debt Obligations	2.0

Repurchase Agreements	23.6

U.S. Treasury Obligations	9.4

Variable Rate Municipal Debt Obligations	3.3

Variable Rate Obligations	22.3

[13]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

6

SECTOR ALLOCATIONS

INVESTOR TAX-EXEMPT MONEY MARKET FUND[14]

As of August 31, 2019

Security Type	Percentage of Net Assets

Commercial Paper	18.1%

General Obligation	2.9

Tax and Revenue Anticipation Note	1.7

Variable Rate Obligations	79.3

As of August 31, 2018

Security Type	Percentage of Net Assets

Commercial Paper	15.9%

General Obligation	0.5

Revenue Anticipation Notes	1.9

Revenue Bond	0.1

Tax and Revenue Anticipation Note	0.6

Variable Rate Obligations	79.5

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

7

Index Definitions

Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index is a seven-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The Index is calculated and published by Bloomberg. The Index is overseen by SIFMA’s municipal swap index committee.

It is not possible to invest directly in an unmanaged index.

8

INVESTOR MONEY MARKET FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 21.6%
Albion Capital LLC
$4,000,000	2.211%		09/06/19	$3,998,789
10,000,000	2.469		09/16/19	9,989,917
5,000,000	2.356		10/21/19	4,983,958
Alpine Securitization LLC
4,000,000	2.371		11/12/19	3,981,440
7,000,000	2.202		11/21/19	6,965,980
Banque et Caisse d’Epargne de l’Etat
4,000,000	2.605		10/09/19	3,989,275
4,000,000	2.296		02/18/20	3,957,878
Barclays US CCP Funding LLC
2,000,000	2.408		09/23/19	1,997,116
BNG Bank N.V.
3,210,000	2.335		10/02/19	3,203,670
7,000,000	2.068		01/31/20	6,940,298
CAFCO LLC
1,140,000	2.333		09/19/19	1,138,695
Chariot Funding LLC
3,200,000	2.667		12/20/19	3,174,773
China Construction Bank Corp.
2,000,000	2.779		10/01/19	1,995,483
2,000,000	2.779		10/02/19	1,995,333
2,500,000	2.520		10/07/19	2,493,825
2,500,000	2.520		10/08/19	2,493,654
2,000,000	2.520		10/24/19	1,992,727
Coca-Cola Company (The)
2,000,000	2.822		02/11/20	1,975,460
6,000,000	2.705		03/19/20	5,913,333
Collateralized Commercial Paper Flex Co. LLC
5,000,000	2.768		04/23/20	4,913,507
4,750,000	2.367	(a)	06/23/20	4,750,000
Collateralized Commercial Paper II Co. LLC
993,000	3.309		11/25/19	985,591
Dexia Credit Local-New York Branch
5,000,000	2.866		10/10/19	4,984,996
Exxon Mobil Corporation
10,000,000	2.335		09/17/19	9,989,822
Federation des caisses Desjardins du Quebec
7,000,000	2.202		11/06/19	6,972,280
3,000,000	2.803		02/25/20	2,960,322
5,000,000	2.055		03/04/20	4,948,611
1,750,000	2.650		05/14/20	1,718,391
1,500,000	2.650		05/15/20	1,472,801
First Abu Dhabi Bank P.J.S.C.
7,000,000	2.233		11/07/19	6,971,469
4,000,000	2.254		11/18/19	3,980,847
6,634,000	2.330		12/02/19	6,595,346
Industrial & Commercial Bank of China Ltd.-New York Branch
4,500,000	2.232		09/04/19	4,499,175
5,000,000	2.520		10/25/19	4,981,475
J.P. Morgan Securities LLC
3,000,000	2.714		05/15/20	2,944,317
Kells Funding LLC
3,531,000	2.337		10/02/19	3,524,037
6,000,000	2.347		10/16/19	5,982,750
5,000,000	2.347		10/18/19	4,984,986
5,000,000	2.286		11/04/19	4,980,089

Commercial Paper and Corporate Obligations – (continued)
Kells Funding LLC – (continued)
5,000,000	2.286		11/05/19	4,979,778
4,000,000	2.097		03/06/20	3,957,613
LMA-Americas LLC
5,000,000	2.433		10/11/19	4,986,778
4,000,000	2.142		02/06/20	3,963,309
Manhattan Asset Funding Company LLC
4,000,000	2.235		09/09/19	3,998,044
6,000,000	2.407		09/19/19	5,992,920
4,000,000	2.249		10/04/19	3,991,897
Matchpoint Finance PLC
6,000,000	2.438		09/19/19	5,992,830
5,000,000	2.325		10/21/19	4,984,167
3,650,000	2.515		12/02/19	3,627,147
National Securities Clearing Corp.
3,500,000	3.245		12/13/19	3,468,957
4,000,000	3.137		01/02/20	3,959,000
Nationwide Building Society
11,000,000	2.551		11/01/19	10,953,589
Nederlandse Waterschapsbank N.V.
4,000,000	2.346		10/10/19	3,990,033
5,000,000	2.114		12/16/19	4,969,525
Nordea Bank AB
5,000,000	2.119		12/09/19	4,971,469
Oesterreichische Kontrollbank AG
5,000,000	2.029		04/09/20	4,939,532
Ridgefield Funding Company LLC
7,000,000	2.080		02/21/20	6,931,713
Santander UK PLC
8,050,000	2.672		11/04/19	8,012,791
Sheffield Receivables Company LLC
2,000,000	2.398		09/23/19	1,997,128
Skandinaviska Enskilda Banken AB
4,000,000	2.742		11/13/19	3,978,506
Standard Chartered Bank
7,500,000	2.611		09/24/19	7,487,781
5,584,000	2.308		01/10/20	5,538,281
Sumitomo Mitsui Trust Bank Ltd.
10,000,000	2.106		01/17/20	9,921,033
Sumitomo Mitsui Trust Bank, Ltd.-Singapore Branch
7,000,000	2.402		10/18/19	6,978,524
10,000,000	2.361		11/12/19	9,953,800
Thunder Bay Funding LLC
7,000,000	2.152		02/03/20	6,936,708
United Overseas Bank Ltd.
5,000,000	2.535		09/27/19	4,991,044
Versailles Commercial Paper LLC
4,000,000	2.531		09/05/19	3,998,898
5,000,000	2.354		09/23/19	4,992,850
5,000,000	2.233		11/08/19	4,979,316
Victory Receivables Corp.
2,000,000	2.666		10/01/19	1,995,667

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$338,743,044

The accompanying notes are an integral part of these financial statements.	9

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Certificates of Deposit – 1.9%
Branch Banking and Trust Company
$25,000,000	2.140%		09/03/19	$25,000,000
Wells Fargo Bank N.A.
4,500,000	2.660		03/19/20	4,511,162

TOTAL CERTIFICATES OF DEPOSIT				$29,511,162

Certificates of Deposit-Eurodollar – 3.8%
Credit Industriel et Commercial
$7,000,000	2.350%		03/17/20	$6,911,115
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
15,000,000	2.355		10/11/19	14,960,982
7,000,000	2.320		11/29/19	6,960,164
KBC Bank NV
7,000,000	2.060		02/20/20	6,931,822
9,000,000	2.080		02/28/20	8,907,385
Landesbank Hessen-Thueringen Girozentrale
5,000,000	2.710		02/03/20	4,942,847
Nationwide Building Society
5,000,000	2.404		11/04/19	4,979,111
Norinchukin Bank (The)-London Branch
5,000,000	2.320		10/08/19	4,988,127

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR				$59,581,553

Certificates of Deposit-Yankeedollar – 9.5%
Banco Del Estado De Chile
$4,000,000	2.660%		09/23/19	$4,000,000
5,000,000	2.180		12/12/19	5,000,000
Barclays Bank PLC
6,000,000	2.760		09/30/19	6,000,000
Credit Suisse AG-New York Branch
4,000,000	2.810		03/09/20	4,000,000
Industrial & Commercial Bank of China Ltd.
2,183,000	2.500		10/08/19	2,183,000
Mitsubishi UFJ Trust and Banking Corporation
10,000,000	2.360		10/07/19	10,000,000
5,000,000	2.070		12/09/19	5,000,000
Mizuho Bank, Ltd.-New York Branch
6,000,000	2.710		09/20/19	6,000,000
Mizuho Securities USA LLC
8,000,000	2.260		11/01/19	8,000,000
MUFG Bank, Ltd.
11,050,000	2.425		10/25/19	11,010,717
4,500,000	2.840		02/24/20	4,500,000
National Bank of Kuwait S.A.K.P
4,358,000	2.450		10/18/19	4,358,000
5,000,000	2.200		12/18/19	5,000,000
Natixis-New York Branch
5,000,000	2.750		12/20/19	5,000,000
Norinchukin Bank (The)
5,000,000	2.280		10/23/19	5,000,000
9,000,000	2.500		12/04/19	9,000,000
6,000,000	2.080		02/07/20	6,000,000

Certificates of Deposit-Yankeedollar – (continued)
Oversea-Chinese Banking Corp., Ltd.
10,000,000	2.227		08/28/20	10,000,000
Skandinaviska Enskilda Banken AB
5,000,000	2.600		11/07/19	5,000,000
4,500,000	2.090		12/12/19	4,500,000
5,000,000	2.090		12/16/19	5,000,000
Standard Chartered Bank-New York Branch
3,190,000	2.890		09/17/19	3,190,296
Sumitomo Mitsui Trust Bank Ltd.
6,000,000	2.380		09/05/19	5,999,989
Toronto-Dominion Bank (The)
5,000,000	2.600		10/22/19	5,000,000
10,000,000	2.250		01/06/20	10,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$148,742,002

Fixed Rate Municipal Debt Obligations – 3.8%
Citibank N.A.
$2,000,000	1.850%		09/18/19	$1,999,263
7,892,000	2.100		06/12/20	7,860,200
Commonwealth Bank of Australia
3,000,000	5.000	(a)	10/15/19	3,008,320
3,095,000	5.000	(a)	03/19/20	3,136,396
Cooperatieve Rabobank UA
4,000,000	2.250		01/14/20	3,991,109
ING Bank NV
2,000,000	2.500	(a)	10/01/19	1,998,739
Shell International Finance B.V.
1,500,000	2.125		05/11/20	1,496,646
Sumitomo Mitsui Banking Corp.
4,569,000	2.450		01/16/20	4,569,264
6,000,000	2.514		01/17/20	5,990,918
UBS AG-Stamford Branch
4,000,000	2.350		03/26/20	3,990,160
10,241,000	4.875	(b)	08/04/20	10,508,700
Wells Fargo Bank N.A.
3,000,000	2.150		12/06/19	2,991,410
Westpac Banking Corp.
5,160,000	4.875		11/19/19	5,182,850
3,040,000	2.150		03/06/20	3,031,928

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$59,755,903

U.S. Treasury Obligations – 3.8%
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
$25,000,000	2.075	%(c)	01/31/21	$24,977,772
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
5,450,000	2.099	(c)	04/30/21	5,443,590

10	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
$30,200,000	2.180	% (c)	07/31/21	$30,196,908

TOTAL U.S. TREASURY OBLIGATIONS				$60,618,270

Variable Rate Municipal Debt Obligations(d) – 1.1%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$2,000,000	2.150%		09/07/19	$2,000,000
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(a)
4,000,000	2.230		09/01/19	4,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
2,780,000	2.120		09/07/19	2,780,000
Providence St. Joseph Health Obligated Group VRDN Series 16G (Bank of Tokyo-Mitsubishi UFJ, LOC)
5,000,000	2.180		09/07/19	5,000,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
3,530,000	2.130		09/07/19	3,530,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$17,310,000

Variable Rate Obligations(c) – 21.7%
Atlantic Asset Securitization LLC (1 Mo. LIBOR + 0.10%)
$6,000,000	2.301	%(a)	12/09/19	$6,000,000
Australia & New Zealand Banking Group Ltd. (3 Mo. LIBOR + 0.25%)
2,160,000	2.669	(a)	12/19/19	2,161,354
Australia & New Zealand Banking Group Ltd. (3 Mo. LIBOR + 0.66%)
1,255,000	3.003	(a)	09/23/19	1,255,498
Banco Del Estado De Chile (1 Mo. LIBOR + 0.15%)
1,500,000	2.347		12/16/19	1,500,000
Bank of America, N.A. (3 Mo. LIBOR + 0.05%)
3,900,000	2.353		04/06/20	3,900,000
Bank of Montreal (1 Mo. LIBOR + 0.18%)
5,000,000	2.424		04/03/20	5,000,000
Bank of Montreal (1 Mo. LIBOR + 0.40%)
3,500,000	2.601		12/10/19	3,500,000
Bank of Montreal (3 Mo. LIBOR + 0.07%)
6,000,000	2.457		03/20/20	6,000,000
Bank of Montreal (3 Mo. LIBOR + 0.21%)
3,500,000	2.463		11/01/19	3,500,000
Bank of Montreal (FEDL01 + 0.36%)
5,000,000	2.480		08/03/20	5,000,000
Bank of Montreal (SOFR + 0.23%)
5,000,000	2.350		05/08/20	5,000,000
Bank of Nova Scotia (The) (1 Mo. LIBOR + 0.16%)
3,000,000	2.276	(a)	05/29/20	2,999,890

Variable Rate Obligations(c) – (continued)
Bank of Nova Scotia (The) (3 Mo. LIBOR + 0.06%)
6,000,000	2.269		05/07/20	6,000,000
Bank of Nova Scotia (The) (FEDL01 + 0.29%)
7,000,000	2.410		05/20/20	7,000,000
6,800,000	2.410		07/10/20	6,800,000
Bedford Row Funding Corp. (1 Mo. LIBOR + 0.18%)
5,000,000	2.325	(a)	03/27/20	5,000,000
Bedford Row Funding Corp. (3 Mo. LIBOR + 0.16%)
6,000,000	2.498	(a)	01/10/20	6,000,000
BNP Paribas-New York Branch (1 Mo. LIBOR + 0.18%)
4,383,000	2.349		05/21/20	4,383,000
BNZ International Funding Ltd. (1 Mo. LIBOR + 0.18%)
10,000,000	2.325	(a)	06/25/20	10,000,000
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.18%)
3,000,000	2.409		04/06/20	3,000,000
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.35%)
2,500,000	2.594		11/05/19	2,500,000
Canadian Imperial Bank of Commerce (1 Mo. LIBOR + 0.40%)
6,500,000	2.601		12/10/19	6,500,000
Canadian Imperial Bank of Commerce (FEDL01 + 0.28%)
7,000,000	2.400		07/10/20	7,000,000
Commonwealth Bank of Australia (1 Mo. LIBOR + 0.17%)
3,750,000	2.394	(a)	04/02/20	3,750,000
Credit Agricole Corporate and Investment Bank (FEDL01 + 0.33%)
9,000,000	2.450		06/12/20	9,000,000
Credit Industriel et Commercial (1 Mo. LIBOR + 0.12%)
4,000,000	2.314	(a)	01/13/20	4,000,000
Credit Suisse AG-New York Branch (1 Mo. LIBOR + 0.22%)
4,000,000	2.433		12/09/19	4,000,000
Credit Suisse AG-New York Branch (SOFR + 0.38%)
4,000,000	2.500		03/06/20	4,000,000
DBS Group Holdings Ltd. (3 Mo. LIBOR + 0.49%)
9,285,000	2.943	(a)	06/08/20	9,310,502
Fairway Finance Company LLC (1 Mo. LIBOR + 0.10%)
10,000,000	2.301	(a)	12/12/19	10,000,000
Lloyds Bank PLC (1 Mo. LIBOR + 0.10%)
8,000,000	2.301		12/10/19	8,000,000
Macquarie Bank Ltd. (3 Mo. LIBOR + 0.10%)
5,000,000	2.276	(a)	05/13/20	5,000,000
Macquarie Bank Ltd. (3 Mo. LIBOR + 0.12%)
3,000,000	2.329	(a)	05/07/20	3,000,000
National Australia Bank Ltd. (1 Mo. LIBOR + 0.17%)
10,000,000	2.400	(a)	04/01/20	10,000,000
National Australia Bank Ltd. (3 Mo. LIBOR + 0.51%)
2,500,000	2.660	(a)	05/22/20	2,508,102
National Bank of Canada (3 Mo. LIBOR + 0.07%)
6,000,000	2.323	(a)	05/01/20	6,000,000
National Bank of Canada (FEDL01 + 0.36%)
4,560,000	2.480	(a)	08/19/20	4,560,000
Natixis-New York Branch (1 Mo. LIBOR + 0.29%)
10,000,000	2.534		06/05/20	10,000,000
Natixis-New York Branch (FEDL01 + 0.32%)
10,000,000	2.440		04/09/20	10,000,000
Natixis-New York Branch (FEDL01 + 0.40%)
5,000,000	2.520		08/06/20	5,000,000

The accompanying notes are an integral part of these financial statements.	11

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(c) – (continued)
Old Line Funding Corp. (FEDL01 + 0.20%)
$5,000,000	2.320	%(a)	10/28/19	$5,000,000
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.08%)
3,250,000	2.400	(a)	04/02/20	3,250,000
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.21%)
4,000,000	2.493		10/24/19	4,000,000
Royal Bank of Canada (1 Mo. LIBOR + 0.18%)
6,000,000	2.404	(a)	04/02/20	6,000,000
Royal Bank of Canada (FEDL01 + 0.27%)
5,000,000	2.390	(a)	07/02/20	5,000,000
Royal Bank of Canada (FEDL01 + 0.28%)
5,000,000	2.400	(a)	04/09/20	5,000,000
4,000,000	2.400	(a)	06/12/20	4,000,000
Royal Bank of Canada (FEDL01 + 0.36%)
5,000,000	2.480	(a)	07/29/20	5,000,000
Skandinaviska Enskilda Banken AB (1 Mo. LIBOR + 0.20%)
10,000,000	2.372		07/20/20	10,000,000
Societe Generale (3 Mo. LIBOR + 0.18%)
8,000,000	2.463		04/24/20	8,000,000
Societe Generale (3 Mo. LIBOR + 0.21%)
3,500,000	2.730		03/03/20	3,500,000
Societe Generale (3 Mo. LIBOR + 0.41%)
3,400,000	2.812	(a)	12/18/19	3,400,000
Standard Chartered Bank (1 Mo. LIBOR + 0.13%)
3,000,000	2.331		12/11/19	3,000,000
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.31%)
3,000,000	2.610		10/18/19	3,000,514
Sumitomo Mitsui Banking Corp. (3 Mo. LIBOR + 0.42%)
677,000	2.544		08/28/20	678,680
Svenska Handelsbanken AB (1 Mo. LIBOR + 0.34%)
2,000,000	2.510		11/22/19	2,000,000
Toronto-Dominion Bank (The) (1 Mo. LIBOR + 0.18%)
10,000,000	2.292		06/03/20	10,000,000
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.08%)
8,000,000	2.367		08/05/20	8,000,000
Toronto-Dominion Bank (The) (FEDL01 + 0.31%)
5,000,000	2.430		04/30/20	5,000,000
Toyota Motor Credit Corp. (3 Mo. LIBOR + 0.10%)
3,500,000	2.438		01/10/20	3,497,496
UBS AG-London Branch (3 Mo. LIBOR + 0.14%)
4,000,000	2.483	(a)	09/24/19	4,000,000
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.22%)
7,000,000	2.415		07/15/20	7,000,000
Wells Fargo Bank N.A. (1 Mo. LIBOR + 0.39%)
3,000,000	2.603		12/09/19	3,000,000
Wells Fargo Bank N.A. (FEDL01 + 0.29%)
4,000,000	2.410		04/06/20	4,000,000
Westpac Banking Corp. (3 Mo. LIBOR + 0.10%)
4,000,000	2.487	(a)	09/20/19	4,000,000
Westpac Banking Corp. (3 Mo. LIBOR + 0.18%)
3,000,000	2.436	(a)	10/31/19	3,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$340,455,036

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$1,054,716,970

Repurchase Agreements(e) – 32.7%
Barclays Bank PLC (OBFR + 0.35%)
$6,000,000	2.450	%(c)	10/04/19	$6,000,000
Maturity Value: $6,059,208
Settlement Date: 05/16/19
Collateralized by various corporate security issuers, 3.875% to 10.000%, due 03/23/21 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $6,601,798.

BNP Paribas (OBFR + 0.20%)
5,000,000	2.300	(c)	09/06/19	5,000,000
Maturity Value: $5,287,500
Settlement Date: 03/24/17

Collateralized by various asset-backed obligation, 5.495%,
due 10/25/27, various corporate security issuers, 4.125% to
12.500%, due 03/30/20 to perpetual maturity and various
sovereign debt security issuers, 6.750% to 8.875%, due
04/15/24 to 09/21/47. The aggregate market value of the
collateral, including accrued interest, was $5,511,803.

Citigroup Global Markets, Inc. (3 Mo. LIBOR + 0.43%)
6,000,000	2.752	(c)	12/03/19	6,000,000
Maturity Value: $6,208,713
Settlement Date: 09/10/18

Collateralized by mortgage-backed obligations, 2.842% to
5.523%, due 03/19/35 to 03/25/61 and various asset-backed
obligations, 0.000% to 7.879%, due 12/01/25 to 02/28/52. The aggregate market value of the collateral, including accrued
interest, was $6,600,002.

Joint Repurchase Agreement Account III
463,600,000	2.167		09/03/19	463,600,000
Maturity Value: $463,711,633

Merrill Lynch, Pierce, Fenner & Smith, Inc. (OBFR + 0.30%)
9,000,000	2.400	(c)	10/04/19	9,000,000
Maturity Value: $9,141,600
Settlement Date: 02/14/19

Collateralized by mortgage-backed obligations, 2.845% to
8.045%, due 07/25/24 to 05/10/58 and various asset-backed
obligations, 2.650% to 3.500%, due 12/15/23 to 02/25/70. The aggregate market value of the collateral, including accrued
interest, was $10,350,001.

Royal Bank of Canada-New York Branch
10,000,000	2.170		09/03/19	10,000,000
Maturity Value: $10,002,411

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 02/01/48 to 01/01/49, Federal National Mortgage
Association, 3.500% to 4.000%, due 02/01/41 to 05/01/49 and
Government National Mortgage Association, 5.000%, due
01/20/49. The aggregate market value of the collateral,
including accrued interest, was $10,200,002.

Societe Generale-Paris Branch (OBFR + 0.36%)
8,000,000	2.460	(c)	10/04/19	8,000,000
Maturity Value: $8,075,440
Settlement Date: 05/23/19

Collateralized by various corporate security issuers, 5.125% to
9.750%, due 11/15/21 to 07/15/33 and various sovereign debt
security issuers, 6.000% to 6.875%, due 01/26/27 to 03/25/27.
The aggregate market value of the collateral, including accrued interest, was $8,799,999.

12	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(e) – (continued)
Wells Fargo Securities LLC (3 Mo. LIBOR + 0.20%)
$6,000,000	2.338	%(c)	11/27/19	$6,000,000
Maturity Value: $6,125,083
Settlement Date: 01/10/19

Collateralized by municipal debt obligation, 8.250%,
due 07/01/24 and various asset-backed obligations, 0.000% to
7.350%, due 03/15/22 to 02/25/57. The aggregate market value of the collateral, including accrued interest, was $6,600,001.

TOTAL REPURCHASE AGREEMENTS				$513,600,000

TOTAL INVESTMENTS – 99.9%				$1,568,316,970

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				1,246,775

NET ASSETS – 100.0%				$1,569,563,745

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion represents a forward commitment.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

(d)	Rate shown is that which is in effect on August 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on August 31, 2019. Additional information on Joint Repurchase Agreement Account III appears on page 21.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rates
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MMY	—Money Market Yield
OBFR	—Overnight Bank Funding Rate
RB	—Revenue Bond
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	13

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 102.0%
Alabama – 2.8%
Huntsville Health Care Authority CP Series 2019 A2
$8,000,000	1.360%	09/16/19	$8,000,000
14,000,000	1.480	10/03/19	14,000,000
7,150,000	1.360	11/05/19	7,150,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2007 C RMKT(a)
11,500,000	1.450	09/07/19	11,500,000

			40,650,000

Alaska – 0.5%
Alaska Housing Finance Corp. VRDN RB State Capital Project Series 2002 C RMKT(a)
3,520,000	1.390	09/07/19	3,520,000
City of Valdez Marine Terminal VRDN RB Refunding for Exxon Pipeline Co. Project Series 1985(a)
3,400,000	1.330	09/01/19	3,400,000
City of Valdez Marine Terminal VRDN RB Refunding for ExxonMobil Project Series 2001 (GTY AGMT - Exxon Mobil Corp.)(a)
650,000	1.330	09/01/19	650,000

			7,570,000

Arizona – 0.0%
Arizona State University VRDN RB Refunding Series 2008 B RMKT(a)
110,000	1.290	09/07/19	110,000

California – 0.8%
County of Los Angeles TRANS Series 2019-20
12,500,000	5.000	06/30/20	12,884,250

Colorado – 4.1%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)(a)
6,625,000	1.390	09/07/19	6,625,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2005 A RMKT (Mizuho Bank, Ltd., SPA)(a)
13,175,000	1.380	09/07/19	13,174,632
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2006 B RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)(a)
1,590,000	1.420	09/07/19	1,590,000
City of Colorado Springs Utilities System VRDN RB Series 2010 C RMKT (Barclays Bank PLC, SPA)(a)
8,535,000	1.350	09/07/19	8,535,000
City of Colorado Springs Utilities System VRDN RB Series 2012 A (U.S. Bank N.A., SPA)(a)
4,400,000	1.350	09/07/19	4,400,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 B (Wells Fargo Bank N.A., LIQ)(a)
12,750,000	1.430	09/07/19	12,750,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Series 2001 AA-2 (Sumitomo Mitsui Banking Corp., LOC)(a)
9,130,000	1.450	09/07/19	9,130,000

Municipal Debt Obligations – (continued)
Colorado – (continued)
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-2(a)
4,495,000	1.340	09/07/19	4,495,000

			60,699,632

Connecticut – 2.6%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2012 Subseries B-3 (Royal Bank of Canada, SPA)(a)
9,630,000	1.350	09/07/19	9,630,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 RMKT (Sumitomo Mitsui Banking Corp., SPA)(a)
5,000,000	1.380	09/07/19	5,000,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2016 Subseries E-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
22,570,000	1.340	09/07/19	22,570,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2017 Subseries A-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
400,000	1.340	09/07/19	400,000

			37,600,000

Delaware – 1.5%
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2010 B(a)
5,000,000	1.370	09/07/19	5,000,000
Delaware State Health Facilities Authority VRDN RB Refunding for Christiana Care Health Services, Inc. Series 2008 A(a)
2,385,000	1.390	09/01/19	2,385,000
University of Delaware VRDN RB Refunding Series 2013 C RMKT (TD Bank N.A., SPA)(a)
14,830,000	1.390	09/01/19	14,830,000

			22,215,000

District of Columbia – 3.2%
District of Columbia CP Series 2019 A2
5,000,000	1.450	09/05/19	5,000,000
9,700,000	1.350	10/10/19	9,700,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-1 (TD Bank N.A., SPA)(a)
650,000	1.390	09/07/19	650,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)(a)
15,315,000	1.360	09/07/19	15,315,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2009 D Subseries D-1 (TD Bank N.A., LOC)(a)
1,650,000	1.380	09/07/19	1,650,000

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
District of Columbia – (continued)
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2009 D Subseries D-2 (TD Bank N.A., LOC)(a)
$14,355,000	1.370%	09/01/19	$14,355,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2010 C Subseries C-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
500,000	1.330	09/07/19	500,000

			47,170,000

Florida – 4.7%
City of Gainesville Utilities System VRDN RB Refunding Series 2007 A RMKT (State Street Bank & Trust Co., SPA)(a)
15,060,000	1.390	09/07/19	15,060,000
City of Gainesville Utilities System VRDN RB Refunding Series 2012 B RMKT (Citibank N.A., SPA)(a)
14,940,000	1.360	09/07/19	14,940,000
Orlando Utilities Commission VRDN RB Water Utility Improvements Series 2008-2 RMKT (TD Bank N.A., SPA)(a)
26,150,000	1.350	09/07/19	26,150,000
Pinellas County Health Facilities Authority VRDN RB Refunding for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)(a)
12,905,000	1.350	09/07/19	12,905,000

			69,055,000

Georgia – 3.5%
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-1(a)
450,000	1.300	09/07/19	450,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-2(a)
8,310,000	1.350	09/07/19	8,310,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-3(a)
12,735,000	1.290	09/07/19	12,735,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 C-1 RMKT(a)
8,025,000	1.340	09/07/19	8,025,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 C-4 RMKT(a)
15,970,000	1.350	09/07/19	15,970,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 C-5 RMKT(a)
5,100,000	1.340	09/07/19	5,100,000

			50,590,000

Idaho – 1.2%
State of Idaho TAN Series 2019
18,000,000	3.000	06/30/20	18,250,735

Illinois – 6.2%
Illinois Finance Authority VRDN RB for Northwestern University Series 2004 Subseries C(a)
16,525,000	1.360	09/07/19	16,525,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries D RMKT(a)
5,165,000	1.250	09/07/19	5,165,000

Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority VRDN RB for University of Chicago Series 2004 B(a)
500,000	1.340	09/07/19	500,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-1 (JPMorgan Chase Bank N.A., SPA)(a)
3,550,000	1.370	09/01/19	3,550,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-3 (JPMorgan Chase Bank N.A., SPA)(a)
24,750,000	1.370	09/01/19	24,750,000
Illinois Finance Authority VRDN RB Refunding for University of Chicago Series 2004 C(a)
400,000	1.340	09/07/19	400,000
Illinois Health Facilities Authority VRDN RB Refunding for Evanston Hospital Corp. Series 1996 RMKT (JPMorgan Chase Bank N.A., SPA)(a)
15,500,000	1.380	09/07/19	15,500,000
Illinois Housing Development Authority VRDN Homeowner Mortgage RB Series 2018 Subseries A-2 (GNMA/FNMA/ FHLMC) (FHLB, SPA)(a)
4,875,000	1.350	09/07/19	4,875,000
Illinois Housing Development Authority VRDN RB Series 2019 B (FHLB, SPA)(a)
3,000,000	1.390	09/07/19	3,000,000
Illinois Toll Highway Authority VRDN RB Senior Priority Series 2007 A-1B RMKT (Bank of America N.A., LOC)(a)
9,400,000	1.380	09/07/19	9,400,000
Joliet Regional Port District VRDN Marine Terminal RB Refunding for Exxon Project Series 1989(a)
6,500,000	1.330	09/01/19	6,500,000

			90,165,000

Indiana – 0.5%
Indiana Finance Authority VRDN RB Refunding for Ascension Health Senior Credit Group Series 2008 E-7 Convertible(a)
705,000	1.340	09/07/19	705,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Subordinate Credit Group Series 2005 A-2 RMKT(a)
3,615,000	1.320	09/07/19	3,615,000
Purdue University VRDN COPS Series 2011 A(a)
1,200,000	1.270	09/07/19	1,200,000
Purdue University VRDN RB for Student Facilities System Series 2005 A(a)(b)
500,000	1.270	09/07/19	500,000
Purdue University VRDN RB for Student Facilities System Series 2007 C(a)(b)
1,490,000	1.270	09/07/19	1,490,000

			7,510,000

Kentucky – 0.8%
Kentucky Asset/Liability Commission TRANS Series 2019 A
12,000,000	3.000	06/25/20	12,154,145

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Louisiana – 0.7%
East Baton Rouge Parish IDB, Inc. VRDN PCRB Refunding for Exxon Project Series 1993(a)
$1,700,000	1.330%	09/01/19	$1,700,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A(a)
1,100,000	1.330	09/01/19	1,100,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 B(a)
7,000,000	1.330	09/01/19	7,000,000

			9,800,000

Maryland – 2.3%
County of Baltimore Maryland GO BANS Series 2019
20,000,000	4.000	03/19/20	20,248,174
Maryland State Economic Development Corp. VRDN RB for Howard Hughes Medical Institute Project Series 2008 A(a)
1,950,000	1.370	09/07/19	1,950,000
Maryland State Economic Development Corp. VRDN RB Refunding for Howard Hughes Medical Institute Project Series 2008 B(a)
2,360,000	1.390	09/07/19	2,360,000
Montgomery County BANS CP Series 2010 B
9,000,000	1.390	10/09/19	9,000,000

			33,558,174

Massachusetts – 9.5%
Commonwealth of Massachusetts GO VRDN for Central Artery/ Ted Williams Tunnel Infrastructure Loan Act Series 2000 A RMKT (Citibank N.A., SPA)(a)
14,850,000	1.340	09/07/19	14,850,000
Massachusetts Bay Transportation Authority VRDN RB Refunding for General Transportation System Series 2000 Subseries A-2 RMKT (Barclays Bank PLC, SPA)(a)
14,470,000	1.370	09/07/19	14,470,000
Massachusetts Health & Educational Facilities Authority CP Series 2019 EE
24,750,000	1.750	10/02/19	24,750,000
10,000,000	1.750	10/03/19	10,000,000
6,750,000	1.750	10/10/19	6,750,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Wells Fargo Bank N.A., SPA)(a)
35,750,000	1.320	09/01/19	35,750,000
Massachusetts Water Resources Authority CP Series 2019-99
7,350,000	1.740	10/09/19	7,350,000
Massachusetts Water Resources Authority VRDN RB Refunding Series 2008 A-1 RMKT (JP Morgan Chase Bank SPA)(a)
1,100,000	1.340	09/07/19	1,100,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)(a)
8,055,000	1.340	09/07/19	8,055,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)(a)
15,345,000	1.330	09/07/19	15,345,000

			138,420,000

Municipal Debt Obligations – (continued)
Michigan – 6.5%
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-2(a)
7,690,000	1.380	09/07/19	7,690,000
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-3(a)
3,550,000	1.340	09/07/19	3,550,000
Michigan State University VRDN RB General Series 2000 A (Northern Trust Co., SPA)(a)
475,000	1.370	09/07/19	475,000
Michigan State University VRDN RB General Series 2005 (Royal Bank of Canada, SPA)(a)
16,955,000	1.370	09/07/19	16,955,000
Michigan State University VRDN RB Refunding General Series 2003 A (Northern Trust Co., SPA)(a)
8,680,000	1.370	09/07/19	8,680,000
Regents of the University of Michigan VRDN RB Refunding General Series 2012 D-1(a)
10,000,000	1.370	09/01/19	10,000,000
Regents of the University of Michigan VRDN RB Refunding Series 2012 D-2(a)
4,315,000	1.270	09/07/19	4,315,000
Regents of the University of Michigan VRDN RB Refunding Series General 2008 B RMKT(a)
12,030,000	1.310	09/07/19	12,030,000
University of Michigan CP Notes Series 2019 K-1
6,500,000	1.350	09/09/19	6,500,000
1,800,000	1.340	10/01/19	1,800,000
University of Michigan General Revenue CP Series 2019 B
22,500,000	1.310	11/05/19	22,500,000

			94,495,000

Minnesota – 2.1%
County of Hennepin GO VRDN Series 2017 B (U.S. Bank N.A., SPA)(a)
18,795,000	1.360	09/07/19	18,795,000
Minnesota Higher Education Facilities Authority VRDN RB Refunding for Carleton College Series 2005 Six D (JPMorgan Chase Bank N.A., SPA)(a)
3,620,000	1.340	09/07/19	3,620,000
Minnesota Housing Finance Agency VRDN Residential Housing Finance RB Refunding Series 2019 D (GNMA/FNMA/ FHLMC) (Royal Bank of Canada, SPA)(a)
8,700,000	1.350	09/07/19	8,700,000

			31,115,000

Mississippi – 4.4%
Jackson County Port Facilities VRDN RB Refunding for Chevron USA, Inc. Project Series 1993(a)
1,300,000	1.350	09/01/19	1,300,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 C (GTY AGMT – Chevron Corp.)(a)
1,000,000	1.350	09/01/19	1,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 E (GTY AGMT – Chevron Corp.)(a)
19,500,000	1.350	09/01/19	19,500,000

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Mississippi – (continued)
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 C (GTY AGMT – Chevron Corp.)(a)
$3,070,000	1.360%	09/07/19	$3,070,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 F (GTY AGMT – Chevron Corp.)(a)
500,000	1.360	09/07/19	500,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 A (GTY AGMT – Chevron Corp.)(a)
2,000,000	1.350	09/01/19	2,000,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 A (GTY AGMT – Chevron Corp.)(a)
16,915,000	1.360	09/07/19	16,915,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT – Chevron Corp.)(a)
9,295,000	1.360	09/07/19	9,295,000
Mississippi Development Bank VRDN Special Obligation RB Jackson County Industrial Water System Project Series 2009 (GTY AGMT – Chevron Corp.)(a)
10,350,000	1.350	09/01/19	10,350,000

			63,930,000

Missouri – 2.3%
Curators University of Missouri CP Series 2019 A
18,300,000	1.450	10/04/19	18,300,000
Curators University of Missouri Systems Facilities VRDN RB Refunding Series 2007 B(a)
3,585,000	1.320	09/07/19	3,585,000
Missouri Development Finance Board Cultural Facilities VRDN RB for Nelson Gallery Foundation Series 2004 A (Northern Trust Co., SPA)(a)
10,550,000	1.400	09/01/19	10,550,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2008 A (BJC Health System, LIQ)(a)
1,350,000	1.330	09/07/19	1,350,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for Ascension Health Credit Group Series 2003 C-2 RMKT(a)
380,000	1.340	09/07/19	380,000

			34,165,000

Multi-State – 2.2%
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)(a)
19,935,000	1.370	09/07/19	19,935,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)(a)
11,775,000	1.380	09/07/19	11,775,000

			31,710,000

Municipal Debt Obligations – (continued)
Nebraska – 0.9%
Nebraska Investment Finance Authority VRDN RB for Single Family Housing Series 2019 C (FHLB, SPA)(a)
13,675,000	1.340	09/07/19	13,675,000

New Hampshire – 1.9%
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2007 B (The Bank of New York Mellon, SPA)(a)
27,170,000	1.360	09/01/19	27,170,000

New York – 9.0%
Nassau County IDA VRDN RB Refunding for Cold Spring Harbor Laboratory Series 1999 (TD Bank N.A., SPA)(a)
9,610,000	1.270	09/01/19	9,610,000
Nassau County Interim Finance Authority VRDN RB Refunding for Sales Tax Revenue Series 2008 A (TD Bank N.A., SPA)(a)(b)
12,235,000	1.350	09/07/19	12,235,000
New York City GO VRDN Series 2011 Subseries A-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
4,925,000	1.440	09/01/19	4,925,000
New York City GO VRDN Series 2013 F Subseries F-3 (Bank of America N.A., SPA)(a)
2,455,000	1.380	09/01/19	2,455,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for Elliot Chelsea Development Series 2010 A (FHLMC, LIQ)(a)
17,800,000	1.360	09/07/19	17,800,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB for Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)(a)
15,000,000	1.370	09/07/19	15,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-3 (Bank of America N.A., SPA)(a)
6,700,000	1.380	09/01/19	6,700,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2013 Subseries AA-2 (JPMorgan Chase Bank N.A., SPA)(a)
3,500,000	1.390	09/01/19	3,500,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-1 (Bank of America N.A., SPA)(a)
3,700,000	1.380	09/01/19	3,700,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2011 Subseries FF-2 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
700,000	1.390	09/01/19	700,000
New York City Transitional Finance Authority Future Tax Secured Revenue VRDN RB (Bank of America N.A., SPA)(a)
12,100,000	1.380	09/01/19	12,100,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT(a)
3,100,000	1.300	09/07/19	3,100,000

The accompanying notes are an integral part of these financial statements.	17

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)(a)
$295,000	1.300%	09/07/19	$295,000
New York State Dormitory Authority Non-State Supported VRDN RB for Rockefeller University Series 2008 A (JPMorgan Chase Bank N.A., SPA)(a)
900,000	1.340	09/07/19	900,000
New York State Dormitory Authority VRDN RB for Columbia University Series 2003 B RMKT(a)
9,705,000	1.190	09/07/19	9,705,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA, LIQ) (FNMA, LOC)(a)
4,600,000	1.350	09/07/19	4,600,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ) (FNMA, LOC)(a)
9,000,000	1.330	09/07/19	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ) (FNMA, LOC)(a)
200,000	1.340	09/07/19	200,000
New York State Housing Finance Agency VRDN RB Refunding for Economic Development Series 2005 C RMKT (JPMorgan Chase Bank N.A., SPA)(a)
7,000,000	1.340	09/07/19	7,000,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ) (FNMA, LOC)(a)
500,000	1.350	09/07/19	500,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2008 B-7V (JPMorgan Chase Bank N.A., SPA)(a)
250,000	1.340	09/07/19	250,000
New York State Power Authority CP Series 2019 A2
8,000,000	1.220	12/04/19	8,000,000

			132,275,000

North Carolina – 2.0%
Charlotte-Mecklenburg Hospital Authority (The) VRDN RB for Atrium Health Series 2018 G (JPMorgan Chase Bank N.A., SPA)(a)
10,000,000	1.360	09/01/19	10,000,000
City of Raleigh Combined Enterprise System VRDN RB Series 2008 B RMKT (Bank of America N.A., SPA)(a)
300,000	1.390	09/07/19	300,000
North Carolina Capital Facilities Finance Agency Educational Facilities VRDN RB Refunding for Wake Forest University Series 2004 A(a)
6,900,000	1.370	09/07/19	6,900,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1991 B(a)
375,000	1.270	09/07/19	375,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2001 B(a)
180,000	1.340	09/07/19	180,000

Municipal Debt Obligations – (continued)
North Carolina – (continued)
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2001 A RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)(a)
11,400,000	1.370	09/01/19	11,400,000
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2003 A (Bank of America N.A., SPA)(a)
105,000	1.350	09/07/19	105,000

			29,260,000

Ohio – 3.3%
City of Columbus GO VRDN for Sanitation Sewer System Series 2006-1(a)
3,095,000	1.340	09/07/19	3,095,000
City of Columbus Sewerage System VRDN RB Refunding Series 2008 B(a)
260,000	1.300	09/07/19	260,000
County of Hamilton VRDN RB Refunding for Cincinnati Children’s Hospital Medical Center Series 2018 AA(a)
13,650,000	1.350	09/07/19	13,650,000
Franklin County Hospital VRDN RB Refunding for Ohio Health Facilities Series 2009 B RMKT (Barclays Bank PLC, SPA)(a)
5,440,000	1.350	09/07/19	5,440,000
Ohio State Higher Educational Facility Commission VRDN RB for Cleveland Clinic Health System Series 2013 B-2 (Bank of New York Mellon, SPA)(a)
3,450,000	1.420	09/01/19	3,450,000
Ohio State University General Receipts VRDN RB Refunding Series 2010 E(a)
6,100,000	1.340	09/07/19	6,100,000
Ohio State University General Receipts VRDN RB Series 2005 B(a)
4,290,000	1.200	09/07/19	4,290,000
Ohio State University General Receipts VRDN RB Series 2008 B(a)
5,800,000	1.290	09/07/19	5,800,000
Ohio State University General Receipts VRDN RB Series 2014 B-1 & B-2(a)
2,140,000	1.290	09/07/19	2,140,000
Ohio State University VRDN RB Series 2001(a)(b)
500,000	1.310	09/07/19	500,000
State of Ohio GO VRDN for Common Schools Series 2006 C(a)
3,120,000	1.290	09/07/19	3,120,000

			47,845,000

Rhode Island – 0.5%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Series 2003 B (Northern Trust Co., SPA)(a)
6,855,000	1.340	09/07/19	6,855,000

South Carolina – 0.5%
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
6,750,000	1.350	09/07/19	6,750,000

18	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Texas – 11.8%
Board of Regents of the University of Texas System VRDN RB Refunding for Permanent University Fund Series 2008 A(a)
$5,800,000	1.280%	09/07/19	$5,800,000
City of Houston CP Series 2019 B-6
2,500,000	1.290	09/06/19	2,500,000
Dallas, Texas CP Series 2019 D-1
15,500,000	1.460	09/05/19	15,500,000
El Paso Water & Sewer CP Series 2019 A
12,600,000	1.470	09/06/19	12,600,000
1,000,000	1.450	09/17/19	1,000,000
Gulf Coast IDA VRDN RB for ExxonMobil Project Series 2012(a)
23,100,000	1.350	09/01/19	23,100,000
Gulf Coast Waste Disposal Authority VRDN PCRB Refunding for Exxon Project Series 1989(a)
4,000,000	1.330	09/01/19	4,000,000
Gulf Coast Waste Disposal Authority VRDN PCRB Refunding for Exxon Project Series 1995(a)
300,000	1.330	09/01/19	300,000
Harris County Cultural Education Facilities Finance Corp. CP Series 2019 C-1
8,050,000	1.470	12/04/19	8,050,000
Harris County Industrial Development Corp. VRDN PCRB for Exxon Project Series 1984(a)
3,400,000	1.330	09/01/19	3,400,000
Harris County Methodist Hospital CP Series 2019 C-2
6,230,000	1.700	10/01/19	6,230,000
9,355,000	1.470	12/04/19	9,355,000
17,000,000	1.530	01/06/20	17,000,000
San Antonio Electric & Gas Revenue CP Series 2019 A
3,000,000	1.530	09/05/19	3,000,000
State of Texas TRANS Series 2019(b)
29,700,000	4.000	08/27/20	30,498,969
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 B(a)
15,685,000	1.380	09/07/19	15,685,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C(a)
300,000	1.340	09/07/19	300,000
University of Texas Revenue CP Series 2019 A
5,000,000	1.370	10/02/19	5,000,000
University of Texas System Permanent University Fund CP Series 2019 A
9,000,000	1.300	09/16/19	9,000,000

			172,318,969

Utah – 0.8%
City of Murray Hospital VRDN RB for IHC Health Services, Inc. Series 2003 A(a)
8,000,000	1.340	09/07/19	8,000,000
Salt Lake County TRANS Series 2019
4,400,000	3.000	12/27/19	4,424,704

			12,424,704

Municipal Debt Obligations – (continued)
Virginia – 5.3%
City of Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 B(a)
$2,870,000	1.340%	09/07/19	$2,870,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2016 C(a)
6,595,000	1.340	09/07/19	6,595,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 C(a)
31,545,000	1.390	09/07/19	31,545,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 D(a)
5,350,000	1.390	09/07/19	5,350,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 E(a)
100,000	1.370	09/07/19	100,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 F(a)
300,000	1.370	09/07/19	300,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2009 B(a)
7,870,000	1.390	09/07/19	7,870,000
University of Virginia CP Series 2019 A
11,600,000	1.320	09/04/19	11,600,000
4,000,000	1.340	09/06/19	4,000,000
8,000,000	1.320	09/10/19	8,000,000

			78,230,000

Washington – 3.3%
King County GO VRDN RB Refunding Series 2019 A (TD Bank N.A., SPA)(a)
19,800,000	1.360	09/01/19	19,800,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)(a)
19,065,000	1.370	09/07/19	19,065,000
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)(a)
9,330,000	1.400	09/07/19	9,330,000

			48,195,000

Wisconsin – 0.3%
Wisconsin Housing & Economic Development Authority VRDN Home Ownership RB Series 2019 B (FNMA) (FHLB, SPA)(a)
5,100,000	1.350	09/07/19	5,100,000

TOTAL INVESTMENTS – 102.0%			$1,493,915,609

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%			(29,748,524)

NET ASSETS – 100.0%			$1,464,167,085

The accompanying notes are an integral part of these financial statements.	19

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Rate shown is that which is in effect on August 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
BANS	—Bond Anticipation Notes
COPS	—Certificates of Participation
CP	—Commercial Paper
FHLB	—Insured by Federal Home Loan Bank
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2019, the Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of September 3, 2019, as follows:

Principal Amount	Maturity Value	Collateral Value
$463,600,000	$463,711,633	$477,477,074

REPURCHASE AGREEMENTS — At August 31, 2019, the Principal Amounts of the Investor Money Market Fund’s interests in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	2.170%	$43,854,054
Bank of America, N.A.	2.160	31,324,324
Bank of Nova Scotia (The)	2.170	150,356,757
BofA Securities, Inc.	2.160	106,502,703
Citigroup Global Markets, Inc.	2.180	6,264,865
Wells Fargo Securities, LLC	2.170	125,297,297

TOTAL		$463,600,000

At August 31, 2019, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 5.000%	10/01/28 to 03/01/49
Federal National Mortgage Association	2.500 to 5.000	11/01/26 to 05/01/58
Government National Mortgage Association	3.000 to 6.000	10/15/36 to 07/20/49
Tennessee Valley Authority	0.000	03/15/21
U.S. Treasury Floating Rate Notes	2.180	7/31/21
U.S. Treasury Notes	1.125 to 2.750	09/30/20 to 04/30/23
U.S. Treasury Principal-Only Stripped Securities	0.000	02/15/27 to 08/15/29

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

August 31, 2019

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
Investments based on amortized cost	$1,054,716,970	$1,493,915,609
Repurchase agreements based on amortized cost	513,600,000	—
Cash	67,251	21,342
Receivables:
Fund shares sold	12,643,306	1,291,884
Interest	2,391,938	3,210,573
Reimbursement from investment advisor	18,886	—
Other assets	1,519	2,472
Total assets	1,583,439,870	1,498,441,880

Liabilities:
Payables:
Investments purchased	10,550,304	32,624,056
Fund shares redeemed	2,694,620	166,731
Dividend distribution	259,879	1,139,569
Management fees	202,009	180,597
Distribution and Service fees and Transfer Agency fees	50,980	14,826
Accrued expenses	118,333	149,016
Total liabilities	13,876,125	34,274,795

Net Assets:
Paid-in capital	1,569,530,158	1,464,173,764
Total distributal earnings (loss)	33,587	(6,679)
NET ASSETS	$1,569,563,745	$1,464,167,085
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:
Class I Shares	$1,316,873,696	$1,444,640,996
Select Shares	—	1,030
Preferred Shares	—	61,022
Capital Shares	—	1,026
Administration Shares	31,188,294	298,199
Premier Shares	—	1,020
Service Shares	30,615,262	2,101,868
Resource Shares	10,593	2,206,329
Cash Management Shares	21,414,143	1,010
Class A Shares	169,451,415	14,845,540
Class C Shares	10,342	9,045
Total Net Assets	$1,569,563,745	$1,464,167,085
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class I Shares	1,316,856,654	1,444,597,270
Select Shares	—	1,030
Preferred Shares	—	61,021
Capital Shares	—	1,026
Administration Shares	31,187,885	298,190
Premier Shares	—	1,020
Service Shares	30,614,890	2,101,804
Resource Shares	10,593	2,206,269
Cash Management Shares	21,413,867	1,010
Class A Shares	169,449,218	14,845,126
Class C Shares	10,342	9,044

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

For the year ended August 31, 2019

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Investment income:

Interest income	$25,174,192	$19,203,730

Total investment income	25,174,192	19,203,730

Expenses:
Fund-Level Expenses:

Management fees	1,575,998	1,938,421

Registration fees	196,911	93,099

Transfer Agency fees	98,500	121,151

Professional fees	95,573	88,719

Custody, accounting and administrative services	68,352	112,815

Printing and mailing fees	40,526	60,652

Trustee fees	16,012	14,080

Other	3,131	28,068
Subtotal	2,095,003	2,457,005
Class Specific Expenses:

Administration Share fees	253,180	475

Distribution and Service fees — Class A Shares	145,063	16,842

Cash Management Share fees	47,805	5

Distribution fees — Cash Management Shares	28,683	3

Service Share fees	12,571	7,935

Distribution fees — Class C Shares	103	68

Resource Share fees	52	11,407

Distribution fees — Resource Shares	16	3,422

Preferred Share fees	—	63

Class C Share fees	—	23

Premier Share fees	—	4

Capital Share fees	—	2

Select Share fees	—	1

Total expenses	2,582,476	2,497,255

Less — expense reductions	(282,651)	(267,910)

Net expenses	2,299,825	2,229,345

NET INVESTMENT INCOME	$22,874,367	$16,974,385

Net realized gain from investment transactions	65,956	7

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,940,323	$16,974,392

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund			Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$22,874,367	$6,248,660		$16,974,385	$10,782,417

Net realized gain (loss) from investment transactions	65,956	12,206		7	(6,657)

Net increase in net assets resulting from operations	22,940,323	6,260,866		16,974,392	10,775,760

Distributions to shareholders:

From distributable earnings:

Class I Shares	(19,336,326)	(4,773,851	)(a)	(16,864,762)	(10,701,557	)(a)

Select Shares	—	—		(33)	(13,704	)(a)

Preferred Shares	—	—		(820)	(445	)(a)

Capital Shares	—	—		(17)	(13	)(a)

Administration Shares	(2,153,706)	(1,436,061	)(a)	(2,245)	(21,141	)(a)

Premier Shares	—	—		(13)	(10	)(a)

Service Shares	(44,257)	(314	)(a)	(14,435)	(4,638	)(a)

Resource Shares	(183)	(261	)(a)	(17,222)	(11,907	)(a)

Cash Management Shares	(154,020)	(5,856	)(a)	(10)	(98	)(a)

Class A Shares	(1,234,215)	(42,376	)(a)	(74,792)	(29,474	)(a)

Class C Shares	(142)	(164	)(a)	(35)	(13	)(a)

Total distributions to shareholders	(22,922,849)	(6,258,883)		(16,974,384)	(10,783,000)

From share transactions: (at $1.00 per share):

Proceeds from sales of shares	2,562,005,279	801,426,361		1,938,594,915	1,654,445,910

Reinvestment of distributions	19,492,259	4,214,509		2,489,065	1,638,479

Cost of shares redeemed	(1,657,812,828)	(477,393,348)		(1,534,774,415)	(1,536,838,676)

Net increase in net assets resulting from share transactions	923,684,710	328,247,522		406,309,565	119,245,713

NET INCREASE	923,702,184	328,249,505		406,309,573	119,238,473

Net assets:(b)

Beginning of year	645,861,561	317,612,056		1,057,857,512	938,619,039

End of year	$1,569,563,745	$645,861,561		$1,464,167,085	$1,057,857,512

(a)	Prior fiscal year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income:	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market Fund	(4,766,356)	—	—	—	(1,433,408)	—	(313)	(260)	(5,843)	(42,317)	(163)
Investor Tax-Exempt Money Market Fund	(10,700,983)	(13,702)	(445)	(13)	(21,139)	(10)	(4,637)	(11,905)	(98)	(29,472)	(13)

Distributions from net realized gains:	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market Fund	(7,495)	—	—	—	(2,653)	—	(1)	(1)	(13)	(59)	(1)
Investor Tax-Exempt Money Market Fund	(574)	(2)	0	—	(2)	—	(1)	(2)	0	(2)	0

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $13,291 and $(30) for the Investor Money Market Fund and Investor Tax-Exempt Money Market Fund, respectively as of August 31, 2018.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Class I Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.024	0.017	0.009	0.002

Net realized loss	— (b)	(0.001)	— (b)	—	(b)

Total from investment operations	0.024	0.016	0.009	0.002

Distributions to shareholders from net investment income	(0.024)	(0.016)	(0.009)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.024)	(0.016)	(0.009)	(0.002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.40%	1.61%	0.87%	0.24%

Net assets, end of year (in 000’s)	$1,316,874	$504,770	$216,443	$10,679

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18	%(e)

Ratio of total expenses to average net assets	0.21%	0.29%	0.51%	4.88	%(e)

Ratio of net investment income to average net assets	2.37%	1.68%	0.90%	0.41	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Administration Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.014	0.007	0.001

Net realized loss	— (b)	(0.001)	(0.001)	—	(b)

Total from investment operations	0.021	0.013	0.006	0.001

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.006)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.006)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.14%	1.36%	0.62%	0.09%

Net assets, end of year (in 000’s)	$31,188	$132,200	$100,351	$50

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43	%(e)

Ratio of total expenses to average net assets	0.46%	0.54%	0.76%	5.13	%(e)

Ratio of net investment income to average net assets	2.12%	1.37%	0.72%	0.16	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Service Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.018	0.009	0.004	—	(b)

Net realized gain	0.001	0.002	— (b)	—	(b)

Total from investment operations	0.019	0.011	0.004	—	(b)

Distributions to shareholders from net investment income	(0.019)	(0.011)	(0.004)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.019)	(0.011)	(0.004)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.89%	1.11%	0.39%	0.05%

Net assets, end of year (in 000’s)	$30,615	$11	$50	$50

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.61	%(e)

Ratio of total expenses to average net assets	0.71%	0.79%	1.01%	5.38	%(e)

Ratio of net investment income to average net assets	1.75%	0.92%	0.36%	0.02	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Resource Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.017	0.008	0.002	—	(b)

Net realized gain	— (b)	0.002	0.001	—	(b)

Total from investment operations	0.017	0.010	0.003	—	(b)

Distributions to shareholders from net investment income	(0.017)	(0.010)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.017)	(0.010)	(0.003)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.74%	0.96%	0.26%	0.05%

Net assets, end of year (in 000’s)	$11	$11	$50	$50

Ratio of net expenses to average net assets	0.81%	0.83%	0.82%	0.62	%(e)

Ratio of total expenses to average net assets	0.86%	0.94%	1.16%	5.53	%(e)

Ratio of net investment income to average net assets	1.75%	0.77%	0.22%	0.01	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Cash Management Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.016	0.009	0.002	—	(b)

Net realized loss	— (b)	(0.001)	(0.001)	—	(b)

Total from investment operations	0.016	0.008	0.001	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.008)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.016)	(0.008)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.58%	0.81%	0.15%	0.05%

Net assets, end of year (in 000’s)	$21,414	$927	$91	$50

Ratio of net expenses to average net assets	0.98%	0.98%	0.95%	0.62	%(e)

Ratio of total expenses to average net assets	1.01%	1.09%	1.31%	5.68	%(e)

Ratio of net investment income to average net assets	1.60%	0.88%	0.18%	0.01	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Class A Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.016	0.008	0.001

Net realized loss	— (b)	(0.003)	(0.002)	—	(b)

Total from investment operations	0.021	0.013	0.006	0.001

Distributions to shareholders from net investment income	(0.021)	(0.013)	(0.006)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.021)	(0.013)	(0.006)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.14%	1.36%	0.62%	0.09%

Net assets, end of year (in 000’s)	$169,451	$7,933	$563	$50

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43	%(e)

Ratio of total expenses to average net assets	0.46%	0.54%	0.76%	5.13	%(e)

Ratio of net investment income to average net assets	2.12%	1.59%	0.81%	0.16	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund
	Class C Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.014	0.004	— (b)	—	(b)

Net realized gain	— (b)	0.002	0.001	—	(b)

Total from investment operations	0.014	0.006	0.001	—	(b)

Distributions to shareholders from net investment income	(0.014)	(0.006)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.014)	(0.006)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.38%	0.60%	0.06%	0.05%

Net assets, end of year (in 000’s)	$10	$10	$64	$50

Ratio of net expenses to average net assets	1.18%	1.18%	1.02%	0.58	%(e)

Ratio of total expenses to average net assets	1.21%	1.29%	1.51%	5.88	%(e)

Ratio of net investment income to average net assets	1.38%	0.40%	0.04%	0.01	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Class I Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.014	0.010	0.006	0.001	—	(b)

Net realized gain	— (b)	— (b)	0.001	— (b)	—	(b)

Total from investment operations	0.014	0.010	0.007	0.001	—	(b)

Distributions to shareholders from net investment income	(0.014)	(0.010)	(0.006)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	— (b)	—	(b)

Total distributions(c)	(0.014)	(0.010)	(0.007)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.42%	1.03%	0.63%	0.11%	0.01%

Net assets, end of year (in 000’s)	$1,444,641	$1,052,229	$924,326	$1,387,634	$4,955,885

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.11%	0.08%

Ratio of total expenses to average net assets	0.20%	0.22%	0.29%	0.24%	0.23%

Ratio of net investment income to average net assets	1.40%	1.02%	0.57%	0.07%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Select Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.016	0.009	0.006	0.001	—	(b)

Net realized gain	— (b)	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.016	0.010	0.006	0.001	—	(b)

Distributions to shareholders from net investment income	(0.016)	(0.010)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	— (b)	—	(b)

Total distributions(c)	(0.016)	(0.010)	(0.006)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.39%	1.00%	0.60%	0.09%	0.01%

Net assets, end of year (in 000’s)	$1	$3	$5,401	$—	$193,506

Ratio of net expenses to average net assets	0.18%	0.21%	0.21%	0.11%	0.08%

Ratio of total expenses to average net assets	0.23%	0.25%	0.32%	0.27%	0.26%

Ratio of net investment income to average net assets	1.50%	0.95%	0.62%	0.01%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Preferred Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.013	0.009	0.005	0.001	—	(b)

Net realized gain	— (b)	— (b)	0.001	— (b)	—	(b)

Total from investment operations	0.013	0.009	0.006	0.001	—	(b)

Distributions to shareholders from net investment income	(0.013)	(0.009)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	— (b)	—	(b)

Total distributions(c)	(0.013)	(0.009)	(0.006)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.32%	0.93%	0.53%	0.06%	0.01%

Net assets, end of year (in 000’s)	$61	$68	$37	$46	$6,914

Ratio of net expenses to average net assets	0.28%	0.28%	0.28%	0.13%	0.08%

Ratio of total expenses to average net assets	0.30%	0.32%	0.39%	0.34%	0.33%

Ratio of net investment income to average net assets	1.31%	0.93%	0.48%	0.03%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Capital Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.017	0.013	0.003	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	0.002	—	(b)	—	(b)

Total from investment operations	0.017	0.013	0.005	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.017)	(0.013)	(0.004)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total distributions(c)	(0.017)	(0.013)	(0.005)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.27%	0.88%	0.48%	0.04%		0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$886		$22,788

Ratio of net expenses to average net assets	0.18%	0.18%	0.33%	0.19%		0.08%

Ratio of total expenses to average net assets	0.35%	0.37%	0.44%	0.39%		0.38%

Ratio of net investment income to average net assets	1.69%	1.31%	0.30%	0.04%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Administration Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.012	0.008	0.003	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	0.001	—	(b)	—	(b)

Total from investment operations	0.012	0.008	0.004	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.012)	(0.008)	(0.003)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total distributions(c)	(0.012)	(0.008)	(0.004)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.16%	0.78%	0.38%	0.01%		0.01%

Net assets, end of year (in 000’s)	$298	$2	$3,575	$13,041		$107,676

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.18%		0.08%

Ratio of total expenses to average net assets	0.45%	0.47%	0.54%	0.49%		0.48%

Ratio of net investment income to average net assets	1.18%	0.75%	0.30%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Premier Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.013	0.010	0.004	—	(b)	—	(b)

Net realized (loss)	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total from investment operations	0.013	0.010	0.003	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.013)	(0.010)	(0.002)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total distributions(c)	(0.013)	(0.010)	(0.003)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	1.06%	0.68%	0.29%	0.01%		0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1		$1

Ratio of net expenses to average net assets	0.54%	0.54%	0.47%	0.12%		0.08%

Ratio of total expenses to average net assets	0.55%	0.57%	0.64%	0.59%		0.58%

Ratio of net investment income to average net assets	1.32%	0.95%	0.43%	0.37%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Service Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.009	0.005	— (b)	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	0.002	—	(b)	—	(b)

Total from investment operations	0.009	0.005	0.002	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.009)	(0.005)	(0.001)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total distributions(c)	(0.009)	(0.005)	(0.002)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.91%	0.53%	0.15%	0.01%		0.01%

Net assets, end of year (in 000’s)	$2,102	$836	$841	$58,173		$72,003

Ratio of net expenses to average net assets	0.68%	0.68%	0.63%	0.21%		0.08%

Ratio of total expenses to average net assets	0.70%	0.72%	0.79%	0.74%		0.73%

Ratio of net investment income to average net assets	0.91%	0.52%	0.04%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Resource Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.008	0.004	— (b)	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	0.001	—	(b)	—	(b)

Total from investment operations	0.008	0.004	0.001	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.004)	— (b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total distributions(c)	(0.008)	(0.004)	(0.001)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.76%	0.37%	0.08%	0.01%		0.01%

Net assets, end of year (in 000’s)	$2,206	$2,412	$3,731	$6,469		$8,268

Ratio of net expenses to average net assets	0.83%	0.83%	0.73%	0.20%		0.08%

Ratio of total expenses to average net assets	0.85%	0.87%	0.94%	0.89%		0.88%

Ratio of net investment income to average net assets	0.75%	0.36%	0.02%	0.01%		0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Cash Management Shares
	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.010	0.002	— (b)	—	(b)	—	(b)

Net realized gain	— (b)	0.001	0.001	—	(b)	—	(b)

Total from investment operations	0.010	0.003	0.001	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.010)	(0.003)	— (b)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)	—	(b)

Total distributions(c)	(0.010)	(0.003)	(0.001)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.61%	0.24%	0.09%	0.01%		0.01%

Net assets, end of year (in 000’s)	$1	$1	$54	$1		$1

Ratio of net expenses to average net assets	0.90%	0.96%	0.77%	0.12%		0.08%

Ratio of total expenses to average net assets	1.00%	1.02%	1.09%	1.04%		1.03%

Ratio of net investment income to average net assets	0.96%	0.24%	0.01%	0.37%		0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Class A Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.012	0.008	0.004	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.012	0.008	0.004	—	(b)

Distributions to shareholders from net investment income	(0.012)	(0.008)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.012)	(0.008)	(0.004)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.16%	0.78%	0.38%	0.01%

Net assets, end of year (in 000’s)	$14,846	$2,296	$643	$10

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.30	%(e)

Ratio of total expenses to average net assets	0.45%	0.47%	0.54%	0.49	%(e)

Ratio of net investment income to average net assets	1.11%	0.82%	0.35%	0.04	%(e)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund
	Class C Shares
	Year Ended August 31,			Period Ended August 31, 2016*
	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.004	0.001	— (b)	—	(b)

Net realized gain	— (b)	— (b)	0.001	—	(b)

Total from investment operations	0.004	0.001	0.001	—	(b)

Distributions to shareholders from net investment income	(0.004)	(0.001)	— (b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.004)	(0.001)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.41%	0.13%	0.07%	0.01%

Net assets, end of year (in 000’s)	$9	$9	$9	$10

Ratio of net expenses to average net assets	1.19%	1.06%	0.72%	0.31	%(e)

Ratio of total expenses to average net assets	1.20%	1.22%	1.29%	1.24	%(e)

Ratio of net investment income to average net assets	0.39%	0.15%	0.04%	0.04	%(e)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market	Class I, Administration, Service, Resource, Cash Management, Class A and Class C	Diversified
Investor Tax-Exempt Money Market	Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

43

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid at least annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2019, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2019, Goldman Sachs has advised that it did not retain any CDSCs with respect to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Class I Shares	Select Shares(a)	Preferred Shares(a)	Capital Shares(a)	Administration Shares	Premier Shares(a)	Service Shares		Resource Shares		Cash Management Shares		Class A Shares	Class C Shares
Management Fee	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%		0.16%		0.16%		0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	0.25	0.75	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01

N/A — Fees not applicable to respective share class

(a)	Tax-Exempt Money Market Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

During the fiscal year ended August 31, 2019, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended August 31, 2019, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers		Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$2		$282,649	$282,651
Investor Tax-Exempt Money Market	—	*	267,910	267,910

*	Amount less than one thousand.

For the fiscal year ended August 31, 2019, the net effective management fee rate for each of the Funds was 0.16%.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended August 31, 2019, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$—	$8,001,416	$787
Investor Tax-Exempt Money Market	61,234,669	49,155,397	—

As of August 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following funds:

Fund	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market	—	—	—	—	—	—	—	100%	—	—	100%
Investor Tax-Exempt Money Market	—	100%	—	100%	—	100%	—	—	—	—	100

I.  Line of Credit Facility — As of August 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2019

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$22,922,849	$9,551
Tax-Exempt income	—	16,964,833
Total distributions	$22,922,849	$16,974,384

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$6,258,883	$28,909
Tax-Exempt income	—	10,754,091
Total distributions	$6,258,883	$10,783,000

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Undistributed ordinary income — net	$295,896	$—
Undistributed Tax Exempt income — net	—	1,139,540
Total undistributed earnings	$295,896	$1,139,540
Capital loss carryforward	$—	$(6,650)
Timing differences (Distribution Payable and Post-October Capital Loss Deferral)	$(261,937)	$(1,139,569)
Unrealized gains (losses) — net	$(372)	$—
Total accumulated earnings (losses) — net	$33,587	$(6,679)

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

48

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

49

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2019

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

50

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018

Class I Shares
Shares sold	2,044,394,288	716,352,662
Reinvestment of distributions	16,005,984	2,763,014
Shares redeemed	(1,248,311,787)	(430,789,541)
	812,088,485	288,326,135
Administration Shares
Shares sold	143,845,234	66,436,013
Reinvestment of distributions	2,074,710	1,402,584
Shares redeemed	(246,931,728)	(35,989,338)
	(101,011,784)	31,849,259
Service Shares
Shares sold	51,047,061	—
Reinvestment of distributions	44,251	313
Shares redeemed	(20,486,954)	(40,000)
	30,604,358	(39,687)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	181	261
Shares redeemed	—	(40,000)
	181	(39,739)
Cash Management Shares
Shares sold	89,512,534	2,929,009
Reinvestment of distributions	132,823	5,819
Shares redeemed	(69,158,210)	(2,099,476)
	20,487,147	835,352
Class A Shares
Shares sold	233,206,163	15,708,677
Reinvestment of distributions	1,234,169	42,358
Shares redeemed	(72,924,150)	(8,381,415)
	161,516,182	7,369,620
Class C Shares
Shares sold	—	—
Reinvestment of distributions	141	160
Shares redeemed	—	(53,578)
	141	(53,418)

NET INCREASE IN SHARES	923,684,710	328,247,522

51

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2019

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018

Class I Shares
Shares sold	1,897,694,232	1,608,090,653
Reinvestment of distributions	2,390,808	1,581,148
Shares redeemed	(1,507,672,416)	(1,481,762,959)
	392,412,624	127,908,842
Select Shares
Shares sold	—	5,049,149
Reinvestment of distributions	30	13,703
Shares redeemed	(2,177)	(10,460,376)
	(2,147)	(5,397,524)
Preferred Shares
Shares sold	6,422	32,634
Reinvestment of distributions	14	11
Shares redeemed	(13,502)	(1,486)
	(7,066)	31,159
Capital Shares
Shares sold	—	—
Reinvestment of distributions	13	9
Shares redeemed	—	—
	13	9
Administration Shares
Shares sold	946,528	9,267,994
Reinvestment of distributions	1,970	243
Shares redeemed	(652,497)	(12,840,341)
	296,001	(3,572,104)
Premier Shares
Shares sold	—	—
Reinvestment of distributions	10	7
Shares redeemed	—	—
	10	7
Service Shares
Shares sold	1,989,188	188,313
Reinvestment of distributions	4,908	2,712
Shares redeemed	(728,127)	(195,928)
	1,265,969	(4,903)
Resource Shares
Shares sold	7,793,204	13,214,184
Reinvestment of distributions	16,520	11,065
Shares redeemed	(8,015,448)	(14,544,306)
	(205,724)	(1,319,057)
Cash Management Shares
Shares sold	10	180,115
Reinvestment of distributions	7	84
Shares redeemed	(10)	(233,485)
	7	(53,286)
Class A Shares
Shares sold	30,165,331	18,422,868
Reinvestment of distributions	74,748	29,486
Shares redeemed	(17,690,238)	(16,799,795)
	12,549,841	1,652,559
Class C Shares
Shares sold	—	—
Reinvestment of distributions	37	11
Shares redeemed	—	—
	37	11

NET INCREASE (DECREASE) IN SHARES	406,309,565	119,245,713

52

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

53

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Class I Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Class I Shares
Actual	$1,000.00	$1,012.24		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Administration Shares
Actual	1,000.00	1,010.97		2.18
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Service Shares
Actual	1,000.00	1,009.70		3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.78	+	3.47
Resource Shares
Actual	1,000.00	1,008.94		4.05
Hypothetical (5% return before expenses)	1,000.00	1,021.17	+	4.08
Cash Management Shares
Actual	1,000.00	1,008.17		4.96
Hypothetical (5% return before expenses)	1,000.00	1,020.27	+	4.99
Class A Shares
Actual	1,000.00	1,010.97		2.18
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Class C Shares
Actual	1,000.00	1,007.16		5.92
Hypothetical (5% return before expenses)	1,000.00	1,019.31	+	5.96

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class I Shares	Administration Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market	0.18%	0.43%	0.68%	0.80%	0.98%	0.43%	1.17%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

54

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited) (continued)

	Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Class I Shares
Actual	$1,000.00	$1,007.13		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Select Shares
Actual	1,000.00	1,006.98		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Preferred Shares
Actual	1,000.00	1,006.62		1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	+	1.43
Capital Shares
Actual	1,000.00	1,006.37		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92
Administration Shares
Actual	1,000.00	1,005.86		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Premier Shares
Actual	1,000.00	1,005.36		2.73
Hypothetical (5% return before expenses)	1,000.00	1,022.48	+	2.75
Service Shares
Actual	1,000.00	1,004.60		3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.78	+	3.47
Resource Shares
Actual	1,000.00	1,003.84		4.19
Hypothetical (5% return before expenses)	1,000.00	1,021.02	+	4.23
Cash Management Shares
Actual	1,000.00	1,003.08		4.54
Hypothetical (5% return before expenses)	1,000.00	1,020.67	+	4.58
Class A Shares
Actual	1,000.00	1,005.86		2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.04	+	2.19
Class C Shares
Actual	1,000.00	1,002.07		6.01
Hypothetical (5% return before expenses)	1,000.00	1,019.21	+	6.06

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares

Investor Tax-Exempt Money Market	0.18%	0.18%	0.28%	0.18%	0.43%	0.54%	0.68%	0.83%	0.90%	0.43%	1.19%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

55

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee adequately addressed any economies of scale;

56

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

57

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that, although the Funds had operated in a challenging yield environment since 2009, yields had improved, thereby reducing the amount of fees waived and/or reimbursed by the Investment Adviser. They also acknowledged the uncertainty of the future interest rate environment. The Trustees considered that, during the relevant period, the Investment Adviser had reimbursed expenses for the Funds, in order to maintain competitive yields. They observed that the Investment Adviser had previously made certain contractual management fee waivers permanent in February 2018, lowering the Funds’ contractual management fee. They also acknowledged the growth of the Funds in recent periods. The Trustees also considered that each Fund had maintained a stable net asset value per share. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had reimbursed expenses for the Funds in order to maintain competitive yields. They observed that the Investment Adviser had previously made certain contractual management fee waivers permanent in February 2018, lowering the Funds’ contractual management fee. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment

58

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

59

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee Since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

61

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Funds — Investor Money Market Funds — Tax Information (Unaudited)

During the year ended August 31, 2019, 99.94% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the year ended August 31, 2019, 65.22% of the net investment company taxable income distributions paid by the Investor Money Market Fund was designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

62

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman Sachs & Co. LLC.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co. LLC by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 181816-OTU-1068265 IMMITEMMAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Strategic Factor Allocation Fund

It is our intention that beginning on January 1, 2021, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders. If you hold shares of the Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Portfolio’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Strategic Factor Allocation Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional, Class P and Class R6 Shares generated average annual total returns of 4.15%, 4.16% and 4.14%, respectively. This compares to the 6.96% average annual total return of the Portfolio’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated average annual total returns of 2.92% and 10.17%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	During the Reporting Period, global economic growth expectations, central bank monetary policy and ongoing trade disputes most influenced the financial markets and the Portfolio. Both U.S. equities and the fixed income markets overall generated positive returns, with fixed income significantly outpacing U.S. equities.

U.S. equities inched higher as the Reporting Period began in September 2018, driven by robust U.S. macroeconomic data relative to other developed markets and to emerging markets. Against a backdrop of solid economic growth, near-target inflation and healthy monthly job gains, the Federal Reserve (“Fed”) raised interest rates by 25 basis points, in line with market expectations. (A basis point is 1/100th of a percentage point.) The successful outcome of North American Free Trade Agreement negotiations to its new incarnation as the United States-Mexico-Canada Agreement near month end was also supportive of market sentiment. U.S. equities then fell in October 2018, as investor sentiment rapidly deteriorated on escalating trade and political uncertainty and in a delayed response to an earlier sell-off in global interest rates. The retreat resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the calendar year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Jerome Powell and encouraging progress in U.S.-China trade talks. However, the recovery was short-lived. U.S. equities subsequently plunged in December 2018 on renewed investors fears sparked by the arrest of a Chinese technology executive, the partial U.S. federal government shutdown, the U.S. President’s criticism of Fed Chair Powell and reignited corporate earnings growth concerns.

After a volatile end to 2018, a U.S. equity market rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the unwinding of the Fed’s balance sheet. (The Fed unwinds, or shrinks, its balance sheet by selling securities on its balance sheet and/or not reinvesting maturing securities.) The U.S. unemployment rate remained well below trend at 3.8% in February 2019 with a steady increase in wages of 3.4% year over year. Housing data continued to show strength in the first calendar quarter, with new home sales reaching 667,000 in February 2019, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates, resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns,

1

PORTFOLIO RESULTS

however, failed to completely abate, as fourth quarter Gross Domestic Product was revised down 0.4% in March to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which tends to be more interest rate sensitive.

Following the sharp rally in the first quarter of 2019, the S&P 500® Index posted a somewhat more moderate gain in the second calendar quarter to close its best first half since 1997. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (In a broad analytical context, noise refers to information or activity that confuses or misrepresents genuine underlying trends.) In April 2019, there was a widely-held optimistic outlook for a possible trade deal, but such optimism faded in May when the U.S. President threatened to raise then-current tariffs and impose new duties on $300 billion of additional Chinese imports. Sanctions were temporarily placed on a Chinese telecommunications giant until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter of 2019, the U.S. equity markets kept a close eye on the Fed. After steadily raising interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. The U.S. equity market consensus largely priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short of market expectations.

After an exceptionally strong first half of 2019, the S&P 500® Index delivered more muted, but still positive, returns in July 2019. The Fed lowered interest rates by 25 basis points, marking the first interest rate cut since 2008. Fed Chair Powell’s tone was dovish throughout the month, though more hawkish sentiment at the announcement of the cut raised market uncertainty surrounding future easing of monetary policy. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) More than 60% of S&P 500® Index companies had reported earnings by the end of July 2019. Key themes for the corporate earnings reporting season revolved around a healthy consumer backdrop, softer industrial results and global economic uncertainty. The U.S. President announced a one-year exemption of 110 Chinese products from the 25% tariffs that had been previously added on July 6, 2018. However, he later threatened to introduce new tariffs on $325 billion of Chinese goods despite the truce that was agreed upon at the G20 Summit at the end of June. (The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union. It was founded in 1999 with the aim to discuss policy pertaining to the promotion of international financial stability.)

The S&P 500® Index fell in August 2019. The month’s headlines were dominated by trade tensions, as the U.S. President announced an intention to impose additional tariffs on remaining Chinese goods not yet subject to tariffs, causing increased market volatility. Economic data was largely mixed, with manufacturing data and consumer confidence showing signs of weakness but domestic demand holding steady in the context of a strong labor market and rising wages.

As for the fixed income markets, spread, or non-government bond, sectors generally performed well in September 2018. U.S. economic growth remained strong, though some major economies, including those of the Eurozone, the U.K. and China, exhibited a gradual weakening trend. The Fed raised short-term interest rates, with its dot plot pointing to another increase by the end of 2018 and three more during 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) Fed Chair Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury rates rose in response, followed, in turn, by the interest rates of several other developed markets countries. The U.S. dollar was broadly flat versus many major currencies during the month.

During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced notable weakness, as credit spreads, or yield differentials versus U.S. Treasury securities, widened significantly. U.S. Treasury yields fell as investors grew fearful about the possible end of the global economic cycle and as their expectations for Fed rate hikes diminished. In December 2018, Fed policymakers raised short-term interest rates, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. U.S. economic activity data remained in expansionary territory during the fourth calendar quarter but moderated from cycle highs. Headline inflation pressures eased as crude oil prices declined. The U.S. dollar appreciated relative to many major currencies during the fourth calendar quarter.

2

PORTFOLIO RESULTS

In the first quarter of 2019, spread sectors broadly posted gains, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. Meanwhile, the European Central Bank (“ECB”) extended its forward guidance, noting its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia, New Zealand and Switzerland — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. The U.S. dollar strengthened relative to many major currencies during the first quarter of 2019.

In the second calendar quarter, most spread sectors recorded gains. The quarter started off on a positive note in April 2019, as developed markets’ central banks kept monetary policy unchanged. In the U.S., the Fed noted that inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England (“BoE”) maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Statements by Sweden’s Riksbank and the Bank of Canada were also somewhat dovish, as they generally focused risks arising from slower global economic growth. However, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, but eight of the 12 members on the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing. The U.S. dollar weakened versus many major currencies during the second quarter of 2019.

In July 2019, spread sectors benefited from the dovish outlooks of global central banks, though they gave up some of their gains later in the month as U.S.-China trade tensions escalated. In the U.S., economic data was mixed. Although employment and wage growth continued, manufacturing and non-manufacturing indices both declined. The Fed delivered its first interest rate cut since 2008, with Fed Chair Powell describing it as a “mid-cycle adjustment.” The Fed also announced it would stop trimming its balance sheet in September 2019, two months earlier than expected. Elsewhere, the ECB set the stage for a policy easing package in September, which was widely expected to include a rate cut, resumed asset purchases and strengthened forward guidance. At the same time, the BoE kept monetary policy unchanged. The U.S. dollar strengthened relative to many major currencies during July.

In August 2019, spread sectors weakened as U.S.-China trade tensions and political developments in Argentina resulted in increased investor risk aversion. Global interest rates fell as hawkish trade rhetoric intensified, leading to market concerns about the outlook for global economic growth and, in turn, raising investor expectations for monetary policy easing. In the U.S., the economy added fewer jobs than consensus expected, while the Institute for Supply Management’s Manufacturing Index contracted for the first time since 2016. U.S. interest rates fell on market expectations for additional Fed monetary policy easing, with the 30-year Treasury yield dropping to its lowest level on record. The U.S. dollar appreciated slightly versus many major currencies during August.

Q	What were the primary contributors to and detractors from the Portfolio’s performance during the Reporting Period?

A

The Portfolio seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include, but are not limited to, Equity, Term, Flow and Volatility. The QIS Team implements the Strategic Allocation by investing in derivatives and pooled investment vehicles, including, but not limited to, investment companies, including exchange-traded funds (“ETFs”) (the “Underlying Funds”) and exchange-traded notes (“ETNs”). The

3

PORTFOLIO RESULTS

Underlying Funds may include affiliated investment companies. The Strategic Allocation may also be implemented by investing in any one or a combination of the following asset classes: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”); and (iii) foreign exchange contracts.

During the Reporting Period, the Strategic Allocation detracted overall from the Portfolio’s performance. In relative terms, the Equity, Term and Volatility factors hurt returns, while the Flow factor contributed positively. On an absolute basis, the Equity, Term and Flow factors added to performance, while the Volatility factor detracted from results. The Equity factor seeks to capture the premium associated with equity risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Term factor seeks to capture the premium associated with interest rate and inflation risk. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.)

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the beginning of the Reporting Period, the Portfolio maintained equal weightings in the Equity, Term, Flow and Volatility factors.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar and the euro. It held short positions relative to the U.S. dollar in the Australian dollar, British pound and New Zealand dollar at the start of the Reporting Period. The Portfolio did not hold positions versus the U.S. dollar in the Swiss franc or Japanese yen at the beginning of the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Portfolio employed listed equity index options to implement views on the U.S. equity market, which had a negative impact on performance. It used bond futures to express views on the U.S. fixed income market, which added to returns. In addition, forward foreign currency exchange contracts, which were used to take long and short positions in select developed markets currencies, had a negative impact overall on the Portfolio’s results during the Reporting Period.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective June 17, 2019, Matthew Schwab became a portfolio manager of the Portfolio, and Christian Morgenstern no longer served as a portfolio manager of the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio were Matthew Schwab and Nishank Modi.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Portfolio maintained equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar, New Zealand dollar and euro. It held short positions relative to the U.S. dollar in the British pound and Japanese yen. The Portfolio did not hold positions versus the U.S. dollar in the Australian dollar and Swiss franc at the end of the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

Going forward, the QIS Team plans to continue implementing the Goldman Sachs Strategic Factor Allocation process as it seeks long-term total return.

4

PORTFOLIO BASICS

Strategic Factor Allocation Fund

as of August 31, 2019

HOLDINGS AS OF 8/31/19[1]

Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund — Institutional Shares	84.4%	Investment Companies

[1]	The holdings may not be representative of the Portfolio’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

5

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on May 31, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Strategic Factor Allocation Composite Index, which is comprised of 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth in the tables below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Factor Allocation Fund Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2016 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Since Inception
Institutional Shares (Commenced May 31, 2016)	4.15%	6.05%

Class P (Commenced April 17, 2018)	4.16%	5.97%

Class R6 (Commenced December 29, 2017)	4.14%	3.33%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

6

PORTFOLIO BASICS

Index Definitions

The Strategic Factor Allocation Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.

The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

7

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

August 31, 2019

Shares	Dividend Rate	Value

Investment Company(a) – 84.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,326,317,082	2.045%	$1,326,317,082
(Cost $1,326,317,082)

TOTAL INVESTMENTS – 84.4%
(Cost $1,326,317,082)		$1,326,317,082

OTHER ASSETS IN EXCESS OF LIABILITIES – 15.6%		245,072,228

NET ASSETS – 100.0%		$1,571,389,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

Currency Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—U.S. Dollar

Investments Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	EUR	26,010,000	USD	28,628,897	09/24/19	$11,478
	GBP	1,670,000	USD	2,029,476	09/24/19	4,760
	NZD	45,610,000	USD	28,750,902	09/24/19	8,396

TOTAL						$24,634

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	CAD	76,680,000	USD	57,790,879	09/24/19	$(174,885)
	USD	105,643,500	GBP	86,880,000	09/24/19	(185,502)
	USD	103,628,490	JPY	11,002,570,000	09/25/19	(132,530)

TOTAL						$(492,917)

FUTURES CONTRACTS — At August 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	3,548	09/20/19	$518,859,520	$5,261,370
Ultra Long U.S. Treasury Bonds	472	12/19/19	93,190,500	1,026,009

TOTAL FUTURES CONTRACTS				$6,287,379

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At August 31, 2019, the Portfolio had the following written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Puts
S&P 500 Index	$2,765.00	10/18/2019	(138)	$(13,800)	$(427,110)	$(413,896)	$(13,214)
S&P 500 Index	2,780.00	10/18/2019	(565)	(56,500)	(1,889,925)	(1,831,586)	(58,339)
S&P 500 Index	2,660.00	09/20/2019	(576)	(57,600)	(282,240)	(1,090,838)	808,598
S&P 500 Index	2,710.00	09/06/2019	(867)	(86,700)	(91,035)	(93,636)	2,601
S&P 500 Index	2,895.00	09/20/2019	(1,000)	(100,000)	(3,525,000)	(2,922,422)	(602,578)

TOTAL			(3,146)	$(314,600)	$(6,215,310)	$(6,352,378)	$137,068

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Assets and Liabilities

August 31, 2019

Assets:

Investments of affiliated issuers, at value (cost $1,326,317,082)	$1,326,317,082

Cash	122,082,200

Unrealized gain on forward foreign currency exchange contracts	24,634

Variation margin on futures contracts	4,074,129

Receivables:

Collateral on certain derivative contracts(a)	126,645,930

Dividends	2,331,015

Investments sold	413,897

Portfolio shares sold	134,000

Other assets	43,474

Total assets	1,582,066,361

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	492,917

Written option contracts, at value (premium received $6,352,378)	6,215,310

Payables:

Investments purchased	2,680,523

Management fees	813,759

Portfolio shares redeemed	258,444

Transfer Agency fees	39,871

Accrued expenses	176,227

Total liabilities	10,677,051

Net Assets:

Paid-in capital	1,557,261,361

Total distributable earnings	14,127,949
NET ASSETS	$1,571,389,310
Net Assets:
Institutional	$5,423,936
Class P	1,565,954,809
Class R6	10,565
Total Net Assets	$1,571,389,310
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	490,382
Class P	142,921,602
Class R6	964
Net asset value, offering and redemption price per share:
Institutional	$11.06
Class P	10.96
Class R6	10.96

(a)	Includes amounts segregated for initial margin requirements and/or collateral on futures, options and forward foreign currency exchange contract transactions of $25,432,638, $97,273,292 and $3,940,000, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended August 31, 2019

Investment income:

Dividends — affiliated issuers	$26,371,771

Dividends — unaffiliated issuers	4,730,674

Interest	298,345

Securities lending income — affiliated issuer	13,830

Total investment income	31,414,620

Expenses:

Management fees	13,207,420

Transfer Agency fees(a)	531,540

Registration fees	218,113

Custody, accounting and administrative services	155,302

Professional fees	118,184

Printing and mailing costs	81,098

Prime Broker Fees	34,719

Trustee fees	19,148

Other	47,282

Total expenses	14,412,806

Less — expense reductions	(1,929,090)

Net expenses	12,483,716

NET INVESTMENT INCOME	18,930,904

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	58,725,025

Futures contracts	11,206,723

Written options	(18,504,940)

Forward foreign currency exchange contracts	948,544

Foreign currency transactions	(1,026,118)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(49,044,025)

Futures contracts	2,762,991

Written options	(2,898,601)

Forward foreign currency exchange contracts	(1,800,347)

Net realized and unrealized gain	369,252

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,300,156

(a)	Class specific Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Class P	Class R6
$4,758	$526,778	$4

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$18,930,904	$12,681,424

Net realized gain	51,349,234	58,522,161

Net change in unrealized gain (loss)	(50,979,982)	30,575,292

Net increase in net assets resulting from operations	19,300,156	101,778,877

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(935,279)	(47,358,676	)(a)

Class P Shares	(118,182,472)	—

Class R6 Shares	(638)	—

Total distributions to shareholders	(119,118,389)	(47,358,676)

From share transactions:

Proceeds from sales of shares	272,653,271	3,709,070,464

Reinvestment of distributions	119,118,389	47,358,677

Cost of shares redeemed	(1,208,098,545)	(2,782,548,551)

Net increase (decrease) in net assets resulting from share transactions	(816,326,885)	973,880,590

TOTAL INCREASE (DECREASE)	(916,145,118)	1,028,300,791

Net assets:(b)

Beginning of year	2,487,534,428	1,459,233,637
End of year	$1,571,389,310	$2,487,534,428

(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for the Portfolio consisted of $2,205,857 of net investment income and $45,152,819 of net realized gains for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $14,035,031 for the Portfolio as of August 31, 2018.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Institutional Shares
	Year Ended August 31,			Period Ended August 31,
	2019	2018	2017	2016(a)
Per Share Data

Net asset value, beginning of period	$11.26	$10.96	$10.34	$10.00

Net investment income (loss)(b)	0.11	0.06	— (c)	(0.01)

Net realized and unrealized gain	0.30	0.50	0.70	0.35

Total from investment operations	0.41	0.56	0.70	0.34

Distributions to shareholders from net investment income	—	(0.01)	— (c)	—

Distributions to shareholders from net realized gains	(0.61)	(0.25)	(0.08)	—

Total distributions	(0.61)	(0.26)	(0.08)	—

Net asset value, end of period	$11.06	$11.26	$10.96	$10.34

Total return(d)	4.15%	5.18%	6.88%	3.40%

Net assets, end of period (in 000s)	$5,424	$20,035	$1,459,234	$338,592

Ratio of net expenses to average net assets	0.72%	0.71%	0.74%	0.87	%(e)

Ratio of total expenses to average net assets	0.82%	0.80%	0.84%	1.07	%(e)

Ratio of net investment income to average net assets	1.05%	0.59%	0.01%	(0.51	)%(e)

Portfolio turnover rate(f)	962%	725%	589%	86%

(a)	Commenced operations on May 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class P
	Year Ended August 31,	Period Ended August 31,
	2019	2018(a)
Per Share Data

Net asset value, beginning of period	$11.26	$10.83

Net investment income(b)	0.11	0.02

Net realized and unrealized gain	0.29	0.41

Total from investment operations	0.40	0.43

Distributions to shareholders from net investment income	(0.09)	—

Distributions to shareholders from net realized gains	(0.61)	—

Total Distributions	(0.70)	—

Net asset value, end of period	$10.96	$11.26

Total return(c)	4.16%	3.97%

Net assets, end of period (in 000s)	$1,565,955	$2,467,490

Ratio of net expenses to average net assets	0.71%	0.71	%(d)

Ratio of total expenses to average net assets	0.82%	0.80	%(d)

Ratio of net investment income to average net assets	1.07%	0.40	%(d)

Portfolio turnover rate(e)	962%	725%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class R6 Shares
	Year Ended August 31,	Period Ended August 31,
	2019	2018(a)
Per Share Data

Net asset value, beginning of period	$11.26	$11.10

Net investment income(b)	0.12	0.04

Net realized and unrealized gain	0.28	0.12

Total from investment operations	0.40	0.16

Distributions to shareholders from net investment income	(0.09)	—

Distributions to shareholders from net realized gains	(0.61)	—

Total distributions	(0.70)	—

Net asset value, end of period	$10.96	$11.26

Total return(c)	4.14%	1.44%

Net assets, end of period (in 000s)	$11	$10

Ratio of net expenses to average net assets	0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.80%	0.79	%(d)

Ratio of net investment income to average net assets	1.08%	0.58	%(d)

Portfolio turnover rate(e)	962%	725%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is a diversified portfolio and currently offers three classes of shares — Institutional, Class P, and Class R6 Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolio and underlying funds (“Underlying Funds”) is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the Portfolio on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

16

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies. Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

17

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2019:

STRATEGIC FACTOR ALLOCATION

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$1,326,317,082	$—	$—

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC FACTOR ALLOCATION (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$24,634	$—

Futures Contracts	6,287,379	—	—

Total	$6,287,379	$24,634	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(492,917)	$—

Written Option Contracts	(6,215,310)	—	—

Total	$(6,215,310)	$(492,917)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2019. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$1,026,009	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	24,634		Payable for unrealized loss on forward foreign currency exchange contracts	$(492,917)
Equity	Variation margin on futures contracts	5,261,370	(a)	Written options, at value	(6,215,310)
Total		$6,312,013			$(6,708,227)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$14,934,864	$(2,498,379)	2,307
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	948,544	(1,800,347)	12
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(22,233,081)	2,362,769	1,354
Total		$(6,349,673)	$(1,935,957)	3,673

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate*^
First $2 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
0.75%	0.68%	0.64%	0.62%	0.75%	0.64%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 28, 2019. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2019, GSAM waived $1,929,090 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.04% of the average daily net assets of Institutional Shares and 0.03% of the average daily net assets of Class P and Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.164%. The Other Expense limitation will remain in place through at least December 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of August 31, 2019, the Portfolio participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Portfolio did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2019, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Portfolio.

As of August 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 Shares of the Portfolio.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2019:

Affiliated Investment Company	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,243,562,349	$5,481,638,391	$(5,398,883,658)	$1,326,317,082	1,326,317,082	$26,371,771

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2019, were $4,274,331,049 and $5,347,504,672, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Portfolio may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2019

7. SECURITIES LENDING (continued)

Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, GSAL is unable to purchase replacement securities, GSAL will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Portfolio and GSAL received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended August 31, 2019		Amounts Payable to Goldman Sachs Upon the Return of Securities Loaned as of August 31, 2019
Portfolio	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Portfolio from Lending to Goldman Sachs
Strategic Factor Allocation	$1,537	$—	$—

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2019.

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019
$—	$893,139,825	$(893,139,825)	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

Distributions paid from:
Ordinary income	$67,464,844
Net long-term capital gains	51,653,545
Total taxable distributions	$119,118,389

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2018 was as follows:

Distributions paid from:
Ordinary income	$21,028,469
Net long-term capital gains	26,330,207
Total taxable distributions	$47,358,676

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$23,018,819
Capital loss carryforwards:
Perpetual Long-Term	(2,908,755)
Timing differences (Late Year Loss Deferral)	(5,982,115)
Total accumulated earnings	14,127,949

As of August 31, 2019, the Portfolio’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,332,273,246
Gross unrealized gain	—
Gross unrealized loss	—
Net unrealized gains (losses) on securities	$—

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains (losses) on regulated futures contracts, options contracts and foreign currency contracts.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2019

9. OTHER RISKS (continued)

other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

9. OTHER RISKS (continued)

unfavorable conditions. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	22,891	$245,420	112,967,854	$1,246,492,116
Reinvestment of distributions	91,964	935,279	4,267,627	47,358,677
Shares redeemed	(1,403,611)	(14,898,655)	(248,616,561)	(2,738,342,880)
	(1,288,756)	(13,717,956)	(131,381,080)	(1,444,492,087)
Class P Shares(a)
Shares sold	25,966,725	272,407,851	223,146,844	2,462,568,348
Reinvestment of distributions	11,657,218	118,182,471	—	—
Shares redeemed	(113,894,360)	(1,193,199,890)	(3,954,825)	(44,205,671)
	(76,270,417)	(802,609,568)	219,192,019	2,418,362,677
Class R6 Shares(b)
Shares sold	—	—	901	10,000
Reinvestment of distributions	63	639	—	—
	63	639	901	10,000

NET INCREASE (DECREASE)	(77,559,110)	$(816,326,885)	87,811,840	$973,880,590

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Class R6 Shares commenced operations on December 29, 2017.

26

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Strategic Factor Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Strategic Factor Allocation Fund (one of the portfolios constituting Goldman Sachs Trust, referred to hereafter as the “Portfolio”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Fund Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Institutional, Class P or Class R6 Shares of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional, Class P, and Class R6 Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Strategic Factor Allocation Fund
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 months ended 8/31/19*
Institutional
Actual	$1,000.00	$1,053.30		$3.73
Hypothetical 5% return	1,000.00	1,021.58	+	3.67
Class P
Actual	1,000.00	1,052.80		3.67
Hypothetical 5% return	1,000.00	1,021.63	+	3.62
Class R6
Actual	1,000.00	1,052.80		3.52
Hypothetical 5% return	1,000.00	1,021.78	+	3.47

*	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

+	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows: 0.72% for Institutional Shares, 0.71% for Class P Shares and 0.68% for Class R6 Shares.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including the fees received by the Investment Adviser’s affiliates from the Portfolio for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolio. In this regard, they compared the investment performance of the Portfolio to its peers using rankings compiled by the Outside Data Provider as of December 31, 2018. The information on the Portfolio’s investment performance was provided for the one-year period ending on the applicable date. The Trustees also reviewed the Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolio over time, and reviewed the investment performance of the Portfolio in light of its investment objective and policies and market conditions.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolio’s portfolio management team to continue to enhance the investment models used in managing the Portfolio.

The Trustees observed that the Portfolio’s Institutional Shares had underperformed the Portfolio’s benchmark index for the one-year period ended March 31, 2019. They also noted that the Portfolio had experienced certain portfolio management changes in 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Portfolio was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%

Next $3 billion	0.68

Next $3 billion	0.64

Over $8 billion	0.62

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Portfolio, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio; (c) trading efficiencies resulting from aggregation of orders of the Portfolio with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Portfolio’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (g) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Portfolio’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Portfolio in connection with the program; and (i) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2020.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio, and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Strategic Factor Allocation Fund — Tax Information (Unaudited)

For the year ended August 31, 2019, 12.63% of the dividends paid from net investment company taxable income by the Strategic Factor Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Factor Allocation Fund designates $51,653,545, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2019.

For the year ended August 31, 2019, the Strategic Factor Allocation Fund designates 5.93%, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2019, the Strategic Factor Allocation Fund designates $52,081,470, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

35

PORTFOLIO PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Portfolio holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 181815-OTU-1068188/STRATFACALAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Tactical Tilt Overlay Fund

It is our intention that beginning on January 1, 2021, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Portfolio electronically by calling the toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of the Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Portfolio’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Tactical Tilt Overlay Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional, Class P and Class R6 Shares generated average annual total returns of 0.71%, 0.59% and 0.58%, respectively. These returns compare to the 2.61% average annual total return of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Portfolio’s benchmark and to other indices, if any, mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	During the Reporting Period, global economic growth data, central bank monetary policy and geopolitics most influenced the financial markets and the Portfolio.

When the Reporting Period began in September 2018, global economic growth moderated, but nevertheless remained healthy, especially in the U.S. China’s economic data were mixed, with retail sales slightly better than market anticipated but fixed asset investment, which is a measure of capital spending, missing market expectations. In terms of geopolitics, the U.S. Administration imposed tariffs on $200 billion of imports from China. However, the tariff rate was set at 10%, which was at the lower end of the market expected range of 10% to 25%, sparking a rally in emerging markets assets and helping them to recover some losses they had experienced earlier in the month. Major developed equity markets were up during September, broadly outperforming emerging equity markets. Within developed markets equities, Japanese stocks were the best performers, as a weaker Japanese yen supported export-oriented companies. Regarding fixed income, the 10-year U.S. Treasury yield rose 20 basis points, and real yields (i.e., nominal yields adjusted for inflation) rose 15 basis points. (A basis point is 1/100th of a percentage point.) The increase in yields reflected strong U.S. economic activity, with ongoing fiscal stimulus boosting economic activity despite moderating growth outside the U.S. The Federal Reserve (“Fed”) raised short-term interest rates by 25 basis points, much as the markets expected, at its September policy meeting. Additionally, the Fed’s dot plot pointed to one more rate hike by the end of 2018, with its longer-term outlook essentially unchanged. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) Among currencies, the U.S. dollar weakened slightly, while the Mexican peso and Canadian dollar strengthened. The Japanese yen was the worst performing major currency, largely due to higher U.S. interest rates and a reduction in global investor risk aversion. Within commodities, Iran sanctions and comments from the Organization of the Petroleum Exporting Countries (“OPEC”) fueled rallies in both Brent and West Texas Intermediate (“WTI”) crude oil prices.

Subsequently, a mix of slowing global economic growth, downward revisions in investors’ corporate earnings growth expectations, and a less accommodative Fed weighed on global equities, which experienced one of their worst fourth quarters and Decembers in history. Global equities, as represented by the MSCI All Country World Investable Market Index (“MSCI ACWI IMI”), were down more than 12% for the fourth calendar quarter, with major equity markets across the U.S., Eurozone and Japan all posting negative returns. Despite continued weakness in Chinese economic data, emerging markets equities outperformed developed markets equities, thanks to the strong performance of Brazilian and Indian equities. Within fixed income, the 10-year U.S. Treasury yield fell on signs of slowing U.S. economic growth. Yet, the Fed hiked short-term interest rates

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PORTFOLIO RESULTS

by another 25 basis points. At the same time, investors revised downward their expectations for 2019 Fed monetary policy action from two interest rate hikes to no rate increases at all. The Fed, however, still projected two rate hikes during the 2019 calendar year. Within commodities, WTI crude oil prices declined on market concerns about global economic growth and oversupply. In December 2018, OPEC and Russia decided to cut crude oil production to support prices.

Risk assets broadly rebounded during the first quarter of 2019, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) As inflationary pressures remained rather muted, the Fed and European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to hike interest rates during the calendar year. Although global economic growth continued to decelerate, there were signs of improvement, including indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment and an uptick in March 2019 manufacturing data. Global equities, as measured by the MSCI ACWI IMI, posted a gain of more than 12% during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%. In fixed income, the U.S. 10-year Treasury yield fell during the first quarter of 2019. The U.S. dollar appreciated versus most major currencies.

During the second quarter of 2019, the combination of continued weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot revealed that policymakers expected to keep interest rates stable during 2019, which would then be followed by a 25 basis point cut in 2020. Meanwhile, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. Global equities were volatile during the second calendar quarter. They suffered a significant decline in May 2019 amid headwinds from U.S.-China trade negotiations and then recovered in June, driven by dovish central bank actions and market expectations of a pause in U.S.-China trade tensions ahead of the G20 meeting at month end. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) For the second calendar quarter overall, global equities gained more than 3%, as measured by the MSCI ACWI IMI. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield fell in response to global economic growth weakness and dovish central bank policies. Among commodities, crude oil and copper prices declined, as China’s economic growth moderated. Gold prices benefited from falling yields. Within currencies, the U.S. dollar was modestly weaker versus most major currencies.

In July 2019, most asset classes delivered subdued but positive returns. Although volatility was muted at the beginning of the month, global equities pulled back during the last week as U.S.-China trade tensions and investors’ global economic growth concerns reemerged. On July 31st, the Fed cut short-term interest rates by 25 basis points — the first rate cut since 2008. The ECB gave strong hints that additional easing might be imminent. Within equities, developed markets stocks, as measured by the MSCI World Index, continued their solid run, returning 1.3% during July and outperforming emerging markets stocks, which declined 1.1%, as measured by the MSCI Emerging Markets Index. Meanwhile, the S&P 500® Index reached new all-time highs, up 1.4% during July and up more than 20% for the 2019 year to date through July 2019. Within fixed income, global government bonds posted modest gains, with strength in European bonds partially offset by mild weakness in U.S. Treasury securities. Among currencies, the U.S. dollar appreciated versus most major currencies during July 2019.

A mixture of weak global economic growth, further escalation in U.S.-China trade tensions and low levels of liquidity during the summer months dampened the performance of risk assets during August 2019. Global equities, as measured by the MSCI ACWI IMI, declined 5%, led by a -4.9% sell-off in emerging markets equities, as measured by the MSCI Emerging Markets Index. Within developed markets equities, Japanese stocks, as represented by TOPIX, were the worst performers, down 3.4%, due mainly to the appreciation of the Japanese yen. Eurozone stocks, as measured by the EURO STOXX 50® Index, and U.S. stocks, as measured by the S&P 500® Index, were down 1.1% and 1.6%, respectively, during August. On the monetary policy front, major global central banks continued to signal accommodative monetary policy to stem the

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PORTFOLIO RESULTS

slowdown in global economic growth. The Fed remained on hold during the month, while the ECB suggested there might be a monetary easing package in the near term. In this environment, fixed income broadly rallied, with the 10-year U.S. Treasury yield falling approximately 50 basis points and the 10-year German government bond yield falling approximately 25 basis points. Most European bond yields hit record lows during the month, as did the 30-year U.S. Treasury yield. In addition, the spread, or differential, between the yields on two-year and 10-year U.S. Treasury securities inverted for the first time since May 2007, meaning two-year yields were higher than 10-year yields. This triggered broad market anxiety about the potential of a U.S. recession. Regarding commodities, those considered procyclical, such as copper and crude oil, declined in price during August 2019. (Procyclical commodities tend to be positively correlated with an expanding economy.) Gold prices rallied, benefiting from investor risk aversion and the drop in U.S. interest rates. Among currencies, demand for perceived safe-haven assets strengthened the Japanese yen, the U.S. dollar and the Swiss franc versus other major currencies.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

During the Reporting Period, the Portfolio was helped by its positions in investment grade fixed income, which performed well in November 2018 on less hawkish comments by Fed Chair Jerome Powell and on investor caution amid ongoing equity market volatility and falling crude oil prices. This position also benefited as interest rates dropped during the fourth quarter of 2018 amid signs of slowing economic growth. Also adding to the Portfolio’s performance was a tactical long position in WTI crude oil, accomplished through a call option spread. (A call option spread is a strategy that involves purchasing call options at a specific strike price, while simultaneously selling call options on the same asset but at a higher strike price. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.) Most of this position’s outperformance occurred in January 2019 when crude oil prices rebounded from earlier declines and U.S.-China trade deal negotiations boosted investor sentiment. Within equities, the Portfolio’s tactical long position in large-cap U.S. banks contributed positively. Most of the gains occurred during the first quarter of 2019, as the U.S. banking sector bounced back from negative performance during the fourth quarter of 2018, which had been driven by the U.S.-China trade war, less accommodative central bank monetary policies and slowing U.S. economic growth. This rally ended in March, as the Fed turned more dovish than the market expected, leading to a drop in interest rates and a flattening of the U.S. Treasury yield curve. (Yield curve is a spectrum of maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Among detractors during the Reporting Period was the Portfolio’s tactical long position in European bank stocks. Slowing global economic growth, trade tensions, concerns over Brexit, the prolonged negative interest rate environment in the Eurozone, and sluggish loan growth all contributed to poor performance in the European banking sector. (Brexit refers to the U.K.’s efforts to exit the European Union.) Within currencies, the Portfolio’s tactical long position in the British pound versus the U.S. dollar diminished performance. The British pound depreciated 2.6% against the U.S. dollar during the second quarter of 2019 following appreciation of 2.2% during the first calendar quarter. This performance was primarily driven by continued uncertainty around Brexit, with no signs of agreement between different political parties. In addition, the Portfolio was hampered by its tactical exposure to energy infrastructure master limited partnerships (“MLPs”), as costs for completing projects and capital expenditures for new projects rose during the early part of the Reporting Period. The energy sector, as well as the broader equity market, had a weak October 2018, with concerns about global economic growth, rising interest rates and U.S.-China trade disputes weighing on investor sentiment. Falling crude oil prices also dampened the performance of energy infrastructure MLPs, as measured by the Alerian MLP Index, during the month. Crude oil prices declined as markets priced in a possible drop in demand caused by slowing global economic growth. The Alerian MLP Index finished 2018 with a fourth consecutive month of negative performance, largely due to the decline in crude oil prices.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Portfolio had approximately 33.74% of its total net assets invested in long

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PORTFOLIO RESULTS

equity-related investments; approximately 35.58% of its total net assets invested in long fixed income-related investments; approximately 17.89% of its total net assets invested in long currency-related investments; and approximately 0.16% of its total net assets invested in long commodity-related investments. It had short positions of approximately -9.76% of its total net assets in a basket of large-cap equity-related investments that we believed might underperform the U.S. stock market and also short positions of approximately -3.22% of its total net assets in emerging markets equity-related investments. The Portfolio had no short positions in fixed income-related investments at the beginning of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash and short-term investments held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s exposures.

In terms of equity-related exposures, we shifted a portion of the Portfolio’s tactical long position in Spanish equities to its existing tactical long position in European bank stocks during October 2018. In our view, the risk/reward profile of European bank stocks had improved relative to that of Spanish equities. Also during October, we added two tactical U.S. bank option tilts. The first was a long at-the-money call option position and the second was a short at-the-money put option position. (“At-the-money” is a term used to describe a call option with a strike price that is the same as the market price of the underlying asset. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Our rationale for both positions was the underperformance of European bank stocks, which were down more than 10% for 2018 year to date near the end of October. In our opinion, the fundamentals did not justify the decline, given that 2019-2020 corporate earnings estimates fell only about 1% during the third quarter of 2018. In November 2018, the long U.S. bank equity call option position expired out of the money. (“Out of the money” is a term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset.) Nevertheless, we continued to believe that U.S. banks had an attractive risk/reward profile, which is why the Portfolio maintained exposure to them through a tactical long position in an exchanged traded fund and tactical short positions in put options.

During November 2018, we increased the Portfolio’s systematic downside mitigation tactical tilt because of what we viewed as elevated equity valuations and the advanced stage of the U.S. economic cycle. (The systematic downside mitigation tactical tilt was designed to limit the Portfolio’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) We believed the increase could add value; in our view, investors’ margin of safety was increasingly slim but we did not think a tactical short position was warranted yet. Also in November, we reduced the Portfolio’s tactical short position in emerging markets equities, which was part of its tactical tilt in South African stocks and emerging markets equities, by changing that tactical tilt to a long position in South African stocks and short positions in emerging markets equities and investment grade bonds. Rising U.S. interest rates and a stronger U.S. dollar, along with what appeared to be investors’ waning concerns about China, suggested to us the environment was becoming more favorable for emerging markets equities.

During December 2018, the Portfolio took assignment of U.S. bank stocks after its put options expired in the money. (“In the money” is a term used to describe a call option with a strike price that is lower than the market price of the underlying asset, or a put option with a strike price that is higher than the market price of the underlying asset.) U.S. bank stocks had underperformed since the put options position was implemented, and valuations had become more attractive, in our view. Earnings estimates had been relatively flat, and we believed U.S. bank stocks offered a solid risk premium. Also in December 2018, we added a S&P 500® Index call option spread. In our view, equity market declines seemed to overstate the degree of potential U.S. economic weakening. We believed the option call spread could help mitigate unexpected downside because the Portfolio would keep the premium it earned from option writing. In January 2019, we reduced the size of the call option spread tilt because the S&P 500® Index had rallied more than 6% since

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PORTFOLIO RESULTS

we implemented the position. We eliminated the position entirely by the end of the month, as we believed it had realized most of its potential gains. In January and February 2019, we sold a portion of the Portfolio’s tactical long position in U.S. bank stocks to capture gains. In February 2019, we added a European bank call option to the Portfolio, as European bank stocks continued to perform poorly but had improving fundamentals, in our opinion.

In March 2019, we eliminated part of the Portfolio’s tactical long position in Spanish equities, as we believed Spanish equity prices were near our target for calendar year returns. That said, we maintained most of the Portfolio’s long exposure to Spanish stocks because our fundamental outlook remained positive. We thought valuations were still attractive, and we believed investor sentiment about European equities was weaker than warranted. Near the end of the month, we added an S&P 500® utilities sector puts tilt. In our view, valuations were expensive, with the utilities sector’s price-earnings ratio relative to the S&P 500® Index in the 99th percentile, making it more difficult for investors to withstand the potential of a sell-off in the sector. At the beginning of May 2019, we eliminated the Portfolio’s tactical long position in U.S. bank stocks to capture profits. U.S. bank stocks had appreciated more than 23% in the 2019 year to date. In June 2019, we invested in S&P 500® Index put options, as we sought to hedge a portion of the Portfolio from several near-term event risks. Also in June, we added a tactical tilt wherein the Portfolio held a long position in South Korean equities versus a short position in Taiwanese equities. At the time, South Korea’s 18% valuation discount versus Taiwanese equities was near its widest level in 14 years. Additionally, we allowed the Portfolio’s S&P 500® utilities sector put options to expire during June. An escalation in U.S.-China trade tensions, coupled with the decline in one-year U.S. Treasury yields, caused defensive sectors, such as utilities, to outperform. In July 2019, we increased the Portfolio’s long South Korea-short Taiwan tactical tilt, as South Korean equities weakened after Japan imposed restrictions on supplies of certain chemicals to South Korea. We believed investors were overestimating the potential impact of these restrictions on South Korean companies’ earnings, which provided us with an attractive entry point to increase the size of the Portfolio’s position. In August 2019, we increased the Portfolio’s tactical long position in European bank stocks because we thought their valuations offered an attractive risk premium. We also allowed the Portfolio’s S&P 500® Index put options to expire, as near-term event risks subsided. Finally, we reduced the size of the Portfolio’s tactical long position in South African equities. This was predicated on the deteriorating outlook for emerging markets equities, driven by investor concerns around the U.S.-China trade war, slowing global economic growth and disappointing emerging markets earnings growth. In addition, during the Reporting Period, we implemented a systematic upside improvement tilt. (The systematic upside improvement tilt seeks to identify stocks that are likely to outperform the market based on a variety of technical and fundamental ranking factors. The resulting long positions are then held against an equally sized short position in the S&P 500® Index.)

In terms of fixed income-related exposures, we eliminated a portion of our duration-neutral high yield corporate bond tactical tilt in September 2018. This positioning seeks to benefit from the spread offered as compensation for the risk of potential default. We exited the position entirely in February 2019, as it had nearly met our full calendar year return expectations, and high yield spreads were at levels we considered consistent with a low single-digit default rate. Additionally, we eliminated the Portfolio’s tactical long position in U.S. bank loans in October 2018 when the position had met our return expectations. Higher interest rates made investment grade corporate bonds more attractive, in our opinion, than bank loans. In addition, during January 2019, we removed the Portfolio’s tactical long position in energy-related high yield corporate bonds, as they had reached our expected return expectations and market prices presented what we felt was an attractive exit point. We also increased the Portfolio’s tactical exposure to investment grade fixed income, using bond futures, as we considered a higher allocation to U.S. Treasuries to be a viable complement to the Portfolio’s already-large cash buffer.

In March 2019, we reduced the Portfolio’s holdings of investment grade fixed income, reallocating the proceeds to cash for use in future tactical tilts. During June, we added a U.S. yield curve steepener wherein the Portfolio held a short position in 30-year U.S. Treasury futures and a long position in five-year U.S. Treasury futures. (A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) We believed the position would benefit from a recovery in market expectations for term premiums and inflation. (Term premium is the compensation that investors generally receive for the added risk of owning longer-term bonds.) We also expected the supply of U.S. Treasury securities to remain significant and for new issuance to grow. Increased bond supply puts upward pressure on interest rates.

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PORTFOLIO RESULTS

During the middle of June 2019, we added an interest rate relative value basket, which consisted of long and short positions in 10-year bond futures from a number of developed countries, as we sought to capture the benefits of their differing yields and relative changes in those yields.

Regarding currency-related exposures, we trimmed the Portfolio’s tactical long position in the British pound versus its tactical short position in the U.S. dollar during September 2018, given that the British pound was up nearly 4% from its then-recent trough in August 2018. We further reduced the position in December 2018, as the British pound weakened, and we anticipated market volatility due to Brexit negotiations. Also in December, we decreased the Portfolio’s tactical short position in the Japanese yen versus its tactical long position in the U.S. dollar. This move was predicated on our belief that the Fed would pause its interest rate hiking cycle and adopt more dovish forward guidance, which could be a headwind for the U.S. dollar. In addition, the Japanese yen had significantly outperformed as compared to its historical correlation with risk assets during sell-offs, and we thought this atypical performance might change if market volatility persisted. In April 2019, we adopted a tactical long position in the euro versus the U.S. dollar. In our view, other investors’ short exposure to the euro had grown since early 2018, and foreign capital flows into euro-denominated assets was increasing, which could signal improving investor appetite for the currency. During June 2019, we added to the Portfolio’s position in this tactical tilt. We thought the market considered Fed monetary policy guidance more dovish than that of the ECB, which could reduce the yield advantage of U.S. dollar-denominated assets. Toward the end of July 2019, we eliminated the Portfolio’s tactical long position in the British pound versus the U.S. dollar, as the outlook for Brexit and the case for additional monetary policy tightening became less clear with political developments in the U.K. Finally, in August 2019, we reduced the Portfolio’s long position in the euro versus the U.S. dollar and its long position in the U.S. dollar versus the Japanese yen. The value of the euro was range-bound, while the Japanese yen faced downward pressure from accelerating Japanese capital outflows against the backdrop of exceptionally low domestic yields.

Regarding commodities, we reduced the Portfolio’s WTI crude oil tactical tilt, which we had implemented through an option call spread, during September 2018 to capture gains. The position was eliminated near the beginning of October, as WTI crude oil prices had increased significantly, and we believed the position was vulnerable to short-term market risks. In December 2018, we reestablished a WTI crude oil tactical tilt through a call spread collar. (A call spread collar is an options trading strategy that is constructed by holding shares of the underlying stock while simultaneously selling call options against that holding.) We established the position due to what we considered to be attractive valuations, as potential supply disruptions could occur, in our opinion, if Iranian sanctions were tightened after waivers expired in April 2019. In February 2019, we eliminated the WTI crude oil tactical tilt, as we felt the position was vulnerable to a short-term market pullback. Also in February, we added WTI crude oil puts to the Portfolio. The same month, we reduced by half the Portfolio’s WTI crude oil tactical tilt, retaining the rest of the position as potential upside emerged, including sanctions on Venezuela and strong OPEC production discipline.

Near the end of March 2019, we implemented a new relative value tilt in which the Portfolio was long gasoline and short diesel. At the time, gasoline was trading at weaker levels than diesel, reflecting the buildup of gas inventories in the wake of low 2018 demand and strong gas production by refineries during 2019. In July 2019, we liquidated the position, as we believed the difference between gasoline and diesel prices had narrowed to near historically seasonal levels. In addition, during July, we established a tactical short position in gold by selling call options while buying at-the-money calls and at-the-money puts. The goal was to capture a positive volatility skew in gold call options and also allow the Portfolio to benefit if gold prices stabilized or fell following recent gains. (Volatility skew is the difference in implied volatility (i.e., expectations of future volatility) between out-of-the-money options, at-the-money options and in-the-money options.) We eliminated this tactical short position in August 2019. Even though gold prices began to retrace their gains, an unexpected escalation in the U.S.-China trade war drove global yields lower and fostered a rush by investors into perceived safe-haven assets, both of which renewed upward pressure on gold prices. Additionally, in August 2019, we added a long tactical position in gasoline futures. The forward curve for WTI crude oil had shifted on the back of accelerating inventory declines, which has historically been a positive indicator of market tightness and a signal for higher prices in the near term. (The forward curve is a function graph that defines the prices at which a contract for future delivery or payment can be concluded on the present day.) Furthermore, reformulated gasoline blend-stock for oxygenate blending gasoline (“RBOB”) refining margins were trading at eight-year seasonal lows, offering an

6

PORTFOLIO RESULTS

attractive entry point for a long position, in our view. (RBOB gasoline is a fuel product made from refined crude oil.)

Separately, we increased the Portfolio’s tactical exposure to energy infrastructure MLPs during October 2018. At the time, the Alerian MLP Index had declined almost 15% from its late August 2018 high. In addition, energy infrastructure MLP valuations and distribution yields remained attractive, in our view. We removed a small portion of this tactical position during April 2019, capturing gains; the Alerian MLP Index was up more than 19% for the year to date through April. We further reduced the position in July 2019 for similar reasons.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were supported predominantly by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Portfolio employed equity, bond and commodity futures, equity swaps, total return swaps, options, options on commodity futures, currency forwards and index credit default swaps to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. The Portfolio’s use of equity futures to gain exposure to emerging markets equities, Spanish equities, European bank stocks, South African equities, U.S. stocks, South Korean equities and Taiwanese equities collectively detracted from performance. Bond futures, which the Portfolio employed for its long position in investment grade fixed income and to gain exposure to U.S. Treasury securities, contributed positively. Collectively, the Portfolio’s use of equity swaps to obtain exposure to European bank stocks and its use of total return swaps within the systematic downside mitigation tactical tilt and the systematic upside improvement tilt had a negative impact on performance. (The systematic upside improvement tilt seeks to identify stocks that are likely to outperform the market based on a variety of technical and fundamental ranking factors. The resulting long positions are then held against an equally sized short position in the S&P 500® Index.) To afford greater risk management precision, options on equity indices were employed to tactically adjust the amount of equity risk and downside risk in the Portfolio. The Portfolio’s use of equity options, including call options on the S&P 500® Index as well as call options on European and U.S. bank stocks, added to performance. In addition, the Portfolio used options on commodity futures to express our views of WTI crude oil prices and gold prices, which had a positive impact on performance. Currency forwards, which were used to express our views on developed and emerging markets currencies, detracted overall from the Portfolio’s performance. Finally, the use of index credit default swaps within the Portfolio’s duration-neutral high yield corporate bond tactical tilt had a slightly positive impact on returns during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Portfolio had approximately 14.64% of its total net assets invested in long equity-related investments; approximately 47.03% of its total net assets invested in long fixed income-related investments; and 1.89% of its total net assets invested in long commodity-related investments. In terms of currency-related investments, the Portfolio had a long position in the euro versus a short position in the U.S. dollar (representing 3.08% of its total net assets) and a short position in the Japanese yen versus a long position in the U.S. dollar (representing -3.13% of its total net assets). The Portfolio also had short positions of approximately -12.40% of its total net assets in a basket of large-cap equity-related investments that we believed might underperform the U.S. stock market. It also held short positions of approximately -1.93% of its total net assets in emerging markets equity-related investments and short positions of approximately -3.21% in Taiwanese equity-related investments. In terms of fixed income-related investments, the Portfolio had a short position in 30-year U.S. Treasury securities and a short position in a relative interest rates value basket (representing -7.34% of its total net assets). It had no short positions in commodity-related investments at the end of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash and short-term investments held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

7

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective June 28, 2019, Siwen Wu became a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were David Hale, Sergey Kraytman and Siwen Wu.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed U.S. economic pre-eminence remained intact and the country would continue to endure changes in policies regarding immigration and trade, shifting attitudes between isolationism and engagement, and disruptive challenges to its institutions. As for global economic conditions, we expected slowing activity across most countries and regions, including the U.S. We also believed the risk of recession had notched up but was still relatively modest in developed economies. In an effort to extend the U.S. economic expansion, the Fed had shifted to cutting interest rates. Meanwhile, the ECB signaled its willingness to return to easing.

In spite of this generally positive backdrop, we saw no shortage of global risks at the end of the Reporting Period, including escalating trade tensions, increasing political partisanship between the White House and a Democrat-controlled House of Representatives, and unknown outcomes with respect to the U.K.’s exit from the European Union.

Looking ahead, we believed the global environment at the end of the Reporting Period was supportive of above-average equity market returns, which we expect to exceed those of cash and bonds. Thus, we planned to focus the Portfolio on opportunities in equities, including tactical tilts to certain U.S. equity sectors, as well as Spanish, European bank, South African stocks, and currencies.

8

PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI China Index represents the performance of large- and mid-cap segments with H shares, B shares, red chips, P chips and foreign listings (e.g., ADRs) of Chinese stocks. China A shares are partially included in the index, making it the de facto index for all of China.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

TOPIX (or, the Tokyo Price Index) is a capitalization-weighted index that lists all large firms on the Tokyo Stock Exchange into one group.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

It is not possible to invest directly in an unmanaged index.

The ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

9

PORTFOLIO BASICS

Tactical Tilt Overlay Fund

as of August 31, 2019

PORTFOLIO COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 1.4% of the Portfolio’s net assets as of August 31, 2019. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	One Year	Five Years	Since Inception
Institutional (Commenced July 31, 2014)	0.71%	1.63%	1.58%

Class P (Commenced April 17, 2018)	0.59%	N/A	1.25%

Class R6 (Commenced December 29, 2017)	0.58%	N/A	0.71%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

11

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

August 31, 2019

Shares	Description	Value

Exchange Traded Fund(a) – 3.0%
12,837,895	Alerian MLP ETF	$116,696,466
(Cost $116,366,003)

Shares	Dividend Rate	Value

Investment Companies(b) – 33.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,258,123,123	2.045%	$1,258,123,123
Goldman Sachs MLP Energy Infrastructure Fund – Class R6 Shares
9,108,996	23.781	55,838,146

TOTAL INVESTMENT COMPANIES
(Cost $1,317,421,771)		$1,313,961,269

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,431,372,068)		$1,445,523,296

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 60.0%
Certificates of Deposit – 23.4%
Banco Del Estado De Chile
$8,000,000	2.180%		12/12/19	$8,001,900
25,000,000	2.660	(c)	09/23/19	25,008,733
Bank of Montreal(d)
(1M USD LIBOR + 0.400%)
11,000,000	2.601		12/10/19	11,009,834
(3M USD LIBOR + 0.210%)
20,000,000	2.463		11/01/19	20,006,269
Bank of Nova Scotia(d)
(3M USD LIBOR + 0.060%)
23,000,000	2.269		05/07/20	23,004,549
(FEDL01 + 0.470%)
4,000,000	2.590		12/12/19	4,003,132
Barclays Bank PLC(c)
7,600,000	2.730		05/20/20	7,636,967
11,000,000	3.060		12/05/19	11,026,817
Bedford Row Funding Corp.(d)(e) (1M USD LIBOR + 0.200%)
15,000,000	2.400		03/17/20	14,997,252
BNP Paribas SA(d) (1M USD LIBOR + 0.180%)
11,000,000	2.349		05/21/20	10,994,946
BNZ International Funding Ltd.(d)(e)
(1M USD LIBOR + 0.180%)
18,000,000	2.584		06/25/20	17,986,327
(3M USD LIBOR + 0.080%)
20,000,000	2.600		05/18/20	19,999,952
Canadian Imperial Bank of Commerce(d)
(1M USD LIBOR + 0.350%)
9,700,000	2.594		11/05/19	9,703,769
(1M USD LIBOR + 0.400%)
15,000,000	2.601		12/10/19	15,013,409
(FEDL01 + 0.280%)
15,000,000	2.400		07/10/20	14,999,995

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Collateralized Commercial Paper Co. LLC(d) (1M USD LIBOR + 0.120%)
20,000,000	2.551		10/04/19	20,001,313
Commonwealth Bank of Australia(d)
(1M USD LIBOR + 0.140%)
15,000,000	2.335		02/14/20	14,999,370
(3M USD LIBOR + 0.050%)
24,000,000	2.654	(e)	04/06/20	24,001,321
Cooperatieve Rabobank UA(d) (1M USD LIBOR + 0.160%)
25,000,000	2.272		06/30/20	24,981,483
Credit Agricole Corporate and Investment Bank(d) (FEDL01 + 0.330%)
9,000,000	2.450		06/12/20	8,999,982
Credit Agricole SA(c)
15,000,000	2.600		12/06/19	15,021,361
9,750,000	3.070		11/19/19	9,770,674
Credit Industriel ET Commercial NY(d) (e) (1M USD LIBOR + 0.120%)
11,000,000	2.489		01/13/20	10,999,199
Credit Suisse AG
20,000,000	2.810	(c)	03/09/20	20,085,688
(1M USD LIBOR + 0.140%)
20,000,000	2.364	(d)	10/02/19	20,001,944
(SOFRRATE + 0.380%)
11,250,000	2.500	(d)	03/06/20	11,256,497
DNB Bank ASA(d)(e) (3M USD LIBOR + 0.040%)
30,000,000	2.647		03/09/20	29,999,976
Fairway Finance Co. LLC(d)(e) (1M USD LIBOR + 0.100%)
20,000,000	2.488		01/03/20	20,000,475
ING (U.S.) Funding LLC(d)(e) (1M USD LIBOR + 0.180%)
13,500,000	2.620		12/02/19	13,503,834
KBC Bank N.V.(f)
15,000,000	0.000		02/20/20	14,865,561
Landesbank Hessen-Thueringen Girozentrale(c)
3,850,000	2.940		01/17/20	3,863,422
Lloyds Bank PLC(d) (3M USD LIBOR + 0.110%)
5,000,000	2.743		12/13/19	5,000,822
Macquarie Bank Ltd.(d)(e)
(1M USD LIBOR + 0.250%)
16,000,000	2.619		07/09/20	15,999,976
(3M USD LIBOR + 0.120%)
15,000,000	2.682		05/07/20	15,001,956
Mizuho Bank Ltd.
5,000,000	2.250		12/20/19	5,003,404
12,000,000	2.260		11/01/19	12,002,073
MUFG Bank Ltd.(c)
25,000,000	2.930		01/28/20	25,088,964
National Australia Bank Ltd.(d)(e) (1M USD LIBOR + 0.180%)
11,000,000	2.446		06/25/20	10,994,364
National Bank of Canada(d)(e)
(3M USD LIBOR + 0.070%)
23,500,000	2.646		05/01/20	23,501,447
(FEDL01 + 0.360%)
10,303,000	2.490		08/19/20	10,302,974
National Bank of Kuwait SAKP(c)
15,000,000	2.760		10/29/19	15,011,909

12	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Natixis SA
$11,000,000	2.750%(c)		12/20/19	$11,020,625
(1M USD LIBOR + 0.290%)
3,000,000	2.534	(d)	06/05/20	3,000,168
(3M USD LIBOR + 0.230%)
25,000,000	2.568	(d)	01/10/20	25,014,017
(FEDL01 + 0.400%)
7,000,000	2.520	(d)	08/06/20	6,999,971
Nordea Bank AB(d)
(3M USD LIBOR + 0.020%)
2,831,000	2.276		01/28/20	2,830,990
(3M USD LIBOR + 0.270%)
11,000,000	2.570		10/18/19	11,003,394
Norinchukin BK
28,000,000	2.030		02/28/20	28,001,369
Royal Bank of Canada(d)(e)
(FEDL01 + 0.280%)
5,500,000	2.650		06/12/20	5,500,412
(FEDL01 + 0.360%)
15,000,000	2.760		07/29/20	15,001,266
Skandinaviska Enskilda Banken AB
11,000,000	2.600	(c)	11/07/19	11,010,193
(1M USD LIBOR + 0.200%)
25,000,000	2.372	(d)	07/20/20	24,990,033
Societe Generale SA(d)
(3M USD LIBOR + 0.180%)
11,000,000	2.463		04/24/20	11,003,430
(3M USD LIBOR + 0.180%)
15,000,000	2.742	(e)	05/11/20	15,004,040
(FEDL01 + 0.450%)
11,000,000	2.570	(e)	08/17/20	10,999,945
Standard Chartered Bank
4,000,000	3.190	(c)	10/31/19	4,005,706
(1M USD LIBOR + 0.130%)
15,000,000	2.331	(d)	12/11/19	15,001,956
(3M USD LIBOR + 0.150%)
3,900,000	2.482	(d)	10/03/19	3,900,286
(3M USD LIBOR + 0.310%)
4,000,000	2.563	(d)	10/31/19	4,001,609
Sumitomo Mitsui Banking Corp.(d)
(3M USD LIBOR + 0.040%)
25,000,000	2.340		10/18/19	24,999,807
(3M USD LIBOR + 0.410%)
6,500,000	2.812		06/18/20	6,506,566
Sumitomo Mitsui Trust Bank Ltd.(d)
(1M USD LIBOR + 0.180%)
5,000,000	2.362		02/18/20	4,999,481
(SOFRRATE + 0.210%)
20,000,000	2.360		02/28/20	20,002,006
The Bank of Nova Scotia(d)(e) (1M USD LIBOR + 0.160%)
5,000,000	2.588		05/29/20	4,997,295
Wells Fargo Bank NA(d) (FEDL01 + 0.290%)
15,000,000	2.410		04/06/20	15,000,874
Westpac Banking Corp.(d)
(3M USD LIBOR + 0.040%)
1,350,000	2.164		02/19/20	1,349,891

Short-term Investments – (continued)
Certificates of Deposit – (continued)
(3M USD LIBOR + 0.180%)
10,000,000	2.763	%(e)	10/31/19	10,002,764
(FEDL01 + 0.260%)
11,000,000	2.650(e)		06/26/20	10,999,926
(FEDL01 + 0.270%)
13,350,000	2.390		03/13/20	13,352,756

				934,154,616

Commercial Paper – 36.2%
AbbVie, Inc.(e)(f)
22,000,000	0.000		09/10/19	21,984,539
ABN AMRO Funding USA LLC(e)(f)
13,950,000	0.000		11/08/19	13,889,240
22,650,000	0.000		11/25/19	22,526,457
AT&T, Inc.(e)(f)
15,000,000	0.000		12/10/19	14,899,700
Bank of China Ltd.(f)
7,500,000	0.000		10/02/19	7,484,641
12,000,000	0.000		03/06/20	11,852,076
Barclays Bank PLC(e)(f)
11,550,000	0.000		09/23/19	11,533,491
Barton Capital Corp.(e)(f)
6,400,000	0.000		11/13/19	6,371,800
Bedford Row Funding Corp.(e)
6,000,000	0.000	(f)	10/18/19	5,983,005
5,000,000	1.000		10/16/19	4,986,403
Bell Canada, Inc.(e)(f)
10,000,000	0.000		09/20/19	9,986,023
10,000,000	0.000		11/25/19	9,942,435
BNG Bank N.V.(e)(f)
20,000,000	0.000		01/31/20	19,829,146
Cancara Asset Securitisation LLC(f)
25,000,000	0.000		10/03/19	24,950,511
Chariot Funding LLC(e)(f)
13,000,000	0.000		09/10/19	12,991,559
China Construction Banking Corp.(e)(f)
9,000,000	0.000		09/20/19	8,988,313
11,000,000	0.000		10/01/19	10,977,325
18,000,000	0.000		10/24/19	17,936,420
Ciesco LLC(e)(f)
1,600,000	0.000		10/11/19	1,596,009
Citigroup Global Markets, Inc.(e)(f)
22,000,000	0.000		09/13/19	21,982,290
20,100,000	0.000		12/12/19	19,983,460
CNPC Finance HK Ltd.(e)(f)
10,000,000	0.000		09/16/19	9,988,974
Collateralized Commercial Paper Co. LLC(f)
10,000,000	0.000		02/24/20	9,900,122
Collateralized Commercial Paper FLEX Co. LLC(e)
15,000,000	0.000(f)		10/15/19	14,960,057
4,000,000	1.000		04/23/20	3,949,440
Collateralized Commercial Paper II Co. LLC(e)(f)
3,268,000	0.000	(f)	11/25/19	3,251,652
Compass Group PLC(e)(f)
5,057,000	0.000		09/18/19	5,051,270
DBS Bank Ltd.(e)(f)
20,000,000	0.000		10/01/19	19,961,938

The accompanying notes are an integral part of these consolidated financial statements.	13

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
Dexia Credit Local SA(f)
$15,000,000	0.000%		10/10/19	$14,961,904
DNB Bank ASA(e)(f)
7,250,000	0.000		10/07/19	7,234,006
DuPont de Nemours, Inc.(e)(f)
4,750,000	0.000		11/12/19	4,727,358
Electricite De France SA(e)(f)
8,000,000	0.000		12/02/19	7,951,245
Eli Lilly & Co.(e)(f)
25,000,000	0.000		10/31/19	24,910,832
Entergy Corp.(e)(f)
1,900,000	0.000		09/11/19	1,898,508
3,700,000	0.000		10/01/19	3,691,919
4,650,000	0.000		10/04/19	4,638,843
Essilorluxottica(e)(f)
13,000,000	0.000		09/03/19	12,996,967
12,750,000	0.000		12/09/19	12,675,024
Federation des Caisses Desjardins du Quebec(e)(f)
15,000,000	0.000		10/08/19	14,965,176
20,000,000	0.000		02/24/20	19,797,179
First Abu Dhabi Bank P.J.S.C.(e)(f)
21,500,000	0.000		11/07/19	21,411,649
General Electric Co.(f)
10,167,000	0.000		09/03/19	10,164,455
5,000,000	0.000		10/03/19	4,989,078
10,500,000	0.000		10/30/19	10,458,545
General Mills, Inc.(e)(f)
18,750,000	0.000		09/09/19	18,738,193
Gotham Funding Corp.(e)(f)
25,000,000	0.000		10/18/19	24,927,487
Industrial & Commercial Bank of China Ltd.(e)(f)
25,000,000	0.000		10/25/19	24,910,128
International Business Machines Corp.(e)(f)
14,400,000	0.000		10/22/19	14,355,522
Kells Funding LLC(f)
15,000,000	0.000		11/04/19	14,943,515
15,000,000	0.000		11/05/19	14,942,631
Keurig Dr Pepper, Inc.(e)(f)
10,150,000	0.000		09/13/19	10,141,008
9,000,000	0.000		10/21/19	8,969,775
La Fayette Asset Securitization(e)(f)
10,289,000	0.000		11/07/19	10,247,192
Liberty Street Funding LLC(e)(f)
14,800,000	0.000		10/08/19	14,765,673
LMA SA LMA Americas(f)
10,500,000	0.000		10/11/19	10,474,789
20,000,000	0.000		02/05/20	19,821,567
LVMH Moet Hennessy Louis Vuitton, Inc.(f)
17,500,000	0.000		10/08/19	17,460,472
Manhattan Asset Funding Co. LLC(e)(f)
6,000,000	0.000		09/25/19	5,990,813
Marriott International, Inc.(e)(f)
5,000,000	0.000		10/30/19	4,980,260
10,750,000	0.000		12/20/19	10,671,339

Short-term Investments – (continued)
Commercial Paper – (continued)
Matchpoint Finance PLC(e)(f)
11,000,000	0.000		09/19/19	10,987,087
12,621,000	0.000		11/06/19	12,572,915
Mondelez International, Inc.(e)(f)
13,000,000	0.000		09/11/19	12,990,185
8,900,000	0.000		09/17/19	8,889,827
National Securities Clearing Corp.(e)(f)
10,500,000	0.000		12/13/19	10,435,534
NatWest Markets PLC(e)(f)
7,850,000	0.000		02/10/20	7,780,087
Nederlandse Waterschapsbank N.V.(e)(f)
25,000,000	0.000		10/04/19	24,947,937
24,000,000	0.000		10/10/19	23,941,397
Nieuw Amsterdam Receivables Corp.(e)(f)
15,000,000	0.000		09/09/19	14,990,933
18,250,000	0.000		01/15/20	18,107,285
Nutrien Ltd.(e)(f)
8,750,000	0.000		09/12/19	8,742,654
Old Line Funding LLC(e)(f)
11,000,000	0.000		10/18/19	10,969,292
Omnicom Capital, Inc.(e)(f)
5,300,000	0.000		09/09/19	5,296,662
15,000,000	0.000		09/10/19	14,989,596
Reckitt Benckiser Treasury Services PLC(e)(f)
10,550,000	0.000		12/03/19	10,487,972
2,500,000	0.000		01/06/20	2,480,059
13,250,000	0.000		01/15/20	13,136,633
11,000,000	0.000		02/03/20	10,892,782
Ridgefield Funding Co. LLC(e)
10,000,000	0.000(f)		10/25/19	9,966,960
16,707,000	0.000	(f)	11/07/19	16,638,634
18,000,000	1.000		09/16/19	17,981,580
Sheffield Receivables Co. LLC(e)(f)
12,000,000	0.000		12/11/19	11,927,900
Shell International Finance B.V.(e)(f)
15,000,000	0.000		06/29/20	14,756,800
15,500,000	0.000		06/30/20	15,247,867
Skandinaviska Enskilda Banken AB(e)(f)
20,000,000	0.000		11/13/19	19,912,708
Societe Generale SA(e)(f)
17,000,000	0.000		03/11/20	16,826,214
Spire, Inc.(e)(f)
4,000,000	0.000		09/05/19	3,998,495
3,122,000	0.000		09/30/19	3,115,787
11,500,000	0.000		10/10/19	11,469,654
Standard Chartered Bank(e)(f)
11,000,000	0.000		01/13/20	10,914,396
Suncor Energy, Inc.(e)(f)
6,780,000	0.000		09/09/19	6,775,730
The Boeing Co.(e)(f)
6,900,000	0.000		10/30/19	6,874,407
14,000,000	0.000		11/13/19	13,936,417
25,750,000	0.000		12/11/19	25,590,423

14	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
The Coca-Cola Co.(e)(f)
$9,100,000	0.000%	10/04/19	$9,081,580
11,350,000	0.000	10/16/19	11,319,090
30,450,000	0.000	12/11/19	30,270,008
The Toronto-Dominion Bank(e)(f)
11,000,000	0.000	09/30/19	10,979,748
7,250,000	0.000	10/18/19	7,229,257
11,050,000	0.000	09/04/19	11,046,765
The Walt Disney Co.(e)(f)
11,000,000	0.000	01/31/20	10,907,912
22,950,000	0.000	03/27/20	22,685,865
United Overseas Bank Ltd.(e)(f)
25,000,000	0.000	09/26/19	24,960,906
United Technologies Corp.(e)(f)
16,450,000	0.000	09/30/19	16,417,264
Victory Receivables Corp.(e)(f)
3,081,000	0.000	09/17/19	3,077,679
15,000,000	0.000	09/18/19	14,982,916
11,000,000	0.000	10/18/19	10,968,094
VW Credit, Inc.(e)(f)
20,650,000	0.000	12/06/19	20,518,572
8,000,000	0.000	01/14/20	7,928,334
4,800,000	0.000	03/30/20	4,732,919
Walgreens Boots Alliance, Inc.(f)
900,000	0.000	09/27/19	898,386
12,900,000	0.000	01/07/20	12,790,203
12,100,000	0.000	02/18/20	11,964,549

			1,422,884,204

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,355,907,680)			$2,357,038,820

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $3,789,695,454)			$3,787,696,555

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
55,429,365	2.045%	$55,429,365
(Cost $55,429,365)

TOTAL INVESTMENTS – 97.8%
(Cost $3,845,124,819)		$3,843,125,920

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		88,036,288

NET ASSETS – 100.0%		$3,931,162,208

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated fund.

(c)	Rate shown is that which is in effect on August 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2019.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
KRW	—South Korean Won
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MLP	—Master Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these consolidated financial statements.	15

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	124,271,393	EUR	110,740,000	09/18/19	$2,390,993
	USD	240,965,272	GBP	196,715,000	09/18/19	1,411,359
	USD	55,867,401	TWD	1,728,600,000	09/18/19	594,112

TOTAL						$4,396,464

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	221,270,000	USD	252,362,886	09/18/19	$(8,833,216)
	GBP	196,715,000	USD	251,049,486	09/18/19	(11,495,573)
	JPY	13,167,000,000	USD	125,153,147	09/18/19	(1,047,487)
	KRW	148,600,000,001	USD	126,326,586	09/18/19	(3,478,618)
	USD	244,460,251	JPY	26,250,000,000	09/18/19	(2,959,326)
	USD	69,971,574	TWD	2,195,400,000	09/18/19	(227,997)
	USD	41,612,071	ZAR	634,760,000	09/18/19	(133,519)
	ZAR	1,770,060,000	USD	117,679,428	09/18/19	(1,269,761)

TOTAL						$(29,445,497)

FUTURES CONTRACTS — At August 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10 Year Government Bonds	2,961	09/16/19	$296,696,770	$920,853
FTSE/JSE Top 40 Index	2,304	09/19/19	74,236,836	(5,959,771)
Gasoline RBOB	1,159	09/30/19	74,462,737	(2,879,027)
IBEX 35 Index	1,249	09/20/19	120,750,700	1,352,246
KOSPI 200 Index	2,217	09/11/19	118,583,189	(5,655,272)
S&P 500 E-Mini Index	2,842	09/20/19	415,614,080	4,056,814
STOXX 600 Bank	5,217	09/20/19	34,631,802	(3,537,367)
2 Year U.S. Treasury Notes	2,072	12/31/19	447,794,813	(148,090)
5 Year U.S. Treasury Notes	10,273	12/31/19	1,232,519,232	3,057,996
10 Year U.S. Treasury Notes	1,147	12/19/19	151,081,406	885,011

Total				$(7,906,607)
Short position contracts:
Canada 10 Year Government Bonds	(654)	12/18/19	(71,265,074)	(267,774)
MSCI Emerging Markets Index	(1,539)	09/20/19	(75,718,800)	1,183,030
MSCI Taiwan Index	(3,233)	09/27/19	(126,377,970)	(3,402,575)
Ultra Long U.S. Treasury Bonds	(1,228)	12/19/19	(242,453,250)	(3,076,238)
10 Year German Euro-Bund	(112)	12/06/19	(21,698,933)	2,292

Total				$(5,561,265)

TOTAL FUTURES CONTRACTS				$(13,467,872)

16	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At August 31, 2019, the Portfolio had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid (Received) by the Portfolio	Counterparty	Termination Date(c)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
JPGSVENK Index(d)	0.070%(a)	JPMorgan Securities, Inc.	10/03/19	$498,615	$11,908,540
MSGSSUIT Index(d)	0.270(a)	MS & Co. Int. PLC	10/03/19	74,827	(4,122,878)
SX7T Index	0.170(a)	BOA Securities LLC	10/02/19	€49,577	73,679
SX7T Index	0.150(a)	MS & Co. Int. PLC	10/02/19	13,000	(502,323)
SX7T Index	(1.440)(b)	UBS AG (London)	10/02/19	183,084	(15,935,569)

TOTAL					$(8,578,551)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	The Portfolio pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(d)	The top 50 components are shown below.

A basket (JPGSVENK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Noble Energy Inc	Energy	13,150	$296,928	2.49%
Chipotle Mexican Grill Inc	Consumer, Cyclical	342	286,552	2.41
DR Horton Inc	Consumer, Cyclical	5,742	284,046	2.39
Martin Marietta Materials Inc	Industrial	1,105	280,405	2.35
FMC Corp	Basic Materials	3,176	274,184	2.30
Twitter Inc	Communications	6,420	273,810	2.30
Rollins Inc	Consumer, Non-cyclical	8,127	266,651	2.24
CarMax Inc	Consumer, Cyclical	3,130	260,697	2.19
CenturyLink Inc	Communications	22,400	254,918	2.14
Williams Cos Inc/The	Energy	10,586	249,826	2.10
Netflix Inc	Communications	845	248,378	2.10
National Oilwell Varco Inc	Energy	12,039	245,953	2.08
Baker Hughes a GE Co	Energy	10,691	231,878	1.95
Archer-Daniels-Midland Co	Consumer, Non-cyclical	6,060	230,584	1.94
Vertex Pharmaceuticals Inc	Consumer, Non-cyclical	1,166	209,882	1.76
Humana Inc	Consumer, Non-cyclical	701	198,530	1.67
ABIOMED Inc	Consumer, Non-cyclical	1,020	196,991	1.65
Kraft Heinz Co/The	Consumer, Non-cyclical	7,666	195,632	1.64
Illumina Inc	Consumer, Non-cyclical	693	194,950	1.64
Align Technology Inc	Consumer, Non-cyclical	1,033	189,155	1.59
MarketAxess Holdings Inc	Consumer, Non-cyclical	399	158,541	1.33
Newmont Goldcorp Corp	Basic Materials	3,652	145,694	1.22
Advanced Micro Devices Inc	Technology	4,544	142,912	1.20
General Dynamics Corp	Industrial	740	141,486	1.19
salesforce.com Inc	Technology	900	140,419	1.18
AT&T Inc	Communications	3,977	140,220	1.18
United Parcel Service Inc	Industrial	1,160	137,635	1.16
Diamondback Energy Inc	Energy	1,393	136,634	1.15
LKQ Corp	Consumer, Cyclical	5,189	136,309	1.14
ONEOK Inc	Energy	1,911	136,241	1.14
United Technologies Corp	Industrial	1,029	134,040	1.13
Alphabet Inc	Communications	112	133,340	1.12
Copart Inc	Consumer, Cyclical	1,768	133,300	1.12
Walt Disney Co/The	Communications	957	131,296	1.10
Pioneer Natural Resources Co	Energy	1,064	131,283	1.10
Deere & Co	Industrial	842	130,384	1.09
Microchip Technology Inc	Technology	1,481	127,880	1.07

The accompanying notes are an integral part of these consolidated financial statements.	17

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPGSVENK) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight
Fifth Third Bancorp	Financial	4,783	$126,504	1.06%
Tiffany & Co	Consumer, Cyclical	1,487	126,227	1.06
TechnipFMC PLC	Energy	5,078	126,140	1.06
Wabtec Corp	Industrial	1,786	123,629	1.04
Kellogg Co	Consumer, Non-cyclical	1,960	123,059	1.03
Wynn Resorts Ltd	Consumer, Cyclical	1,104	121,590	1.02
Albemarle Corp	Basic Materials	1,950	120,361	1.01
Gap Inc/The	Consumer, Cyclical	7,487	118,218	0.99
Invesco Ltd	Financial	7,530	118,218	0.99
Halliburton Co	Energy	6,264	118,021	0.99
JM Smucker Co/The	Consumer, Non-cyclical	1,116	117,353	0.99
CVS Health Corp	Consumer, Non-cyclical	1,899	115,664	0.97
Arista Networks Inc	Communications	498	112,958	0.95

A basket (MSGSSUIT) of common stocks

Symantec Corp	Communications	5,154	119,835	2.91
Southwest Airlines Co	Consumer, Cyclical	2,194	114,779	2.78
Raymond James Financial Inc	Financial	1,404	110,245	2.67
American Express Co	Financial	896	107,842	2.62
Capital One Financial Corp	Financial	1,218	105,536	2.56
Pfizer Inc	Consumer, Non-cyclical	2,938	104,437	2.53
Cabot Oil & Gas Corp	Energy	6,086	104,194	2.53
Bank of America Corp	Financial	3,692	101,559	2.46
Discover Financial Services	Financial	1,270	101,536	2.46
Ameriprise Financial Inc	Financial	786	101,381	2.46
Dow Inc	Basic Materials	2,377	101,317	2.46
Xerox Holdings Corp	Technology	3,462	100,373	2.43
ConocoPhillips	Energy	1,887	98,487	2.39
Comerica Inc	Financial	1,591	98,078	2.38
Alexion Pharmaceuticals Inc	Consumer, Non-cyclical	967	97,410	2.36
E*TRADE Financial Corp	Financial	2,328	97,160	2.36
DXC Technology Co	Technology	1,998	66,382	1.61
Celgene Corp	Consumer, Non-cyclical	602	58,256	1.41
Thermo Fisher Scientific Inc	Consumer, Non-cyclical	198	56,861	1.38
AbbVie Inc	Consumer, Non-cyclical	847	55,695	1.35
FLIR Systems Inc	Industrial	1,123	55,314	1.34
Wells Fargo & Co	Financial	1,183	55,070	1.34
PayPal Holdings Inc	Consumer, Non-cyclical	503	54,852	1.33
Citigroup Inc	Financial	813	52,341	1.27
M&T Bank Corp	Financial	351	51,316	1.24
Cigna Corp	Consumer, Non-cyclical	331	51,002	1.24
Biogen Inc	Consumer, Non-cyclical	231	50,772	1.23
State Street Corp	Financial	985	50,542	1.23
Eastman Chemical Co	Basic Materials	752	49,161	1.19
Ralph Lauren Corp	Consumer, Cyclical	541	47,804	1.16
HP Inc	Technology	2,613	47,790	1.16
AMETEK Inc	Industrial	435	37,343	0.91
Parker-Hannifin Corp	Industrial	218	36,103	0.88
Cummins Inc	Industrial	239	35,723	0.87
Caterpillar Inc	Industrial	298	35,403	0.86
Dollar General Corp	Consumer, Cyclical	207	32,323	0.78
Tyson Foods Inc	Consumer, Non-cyclical	346	32,223	0.78
QUALCOMM Inc	Technology	382	29,728	0.72
NRG Energy Inc	Utilities	807	29,365	0.71
Verizon Communications Inc	Communications	504	29,302	0.71
Merck & Co Inc	Consumer, Non-cyclical	334	28,911	0.70
Agilent Technologies Inc	Industrial	398	28,302	0.69
Danaher Corp	Consumer, Non-cyclical	198	28,105	0.68
Laboratory Corp of America Holdings	Consumer, Non-cyclical	167	28,041	0.68

18	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (MSGSSUIT) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight
Willis Towers Watson PLC	Financial	141	$28,012	0.68%
Arthur J Gallagher & Co	Financial	308	27,920	0.68
Johnson & Johnson	Consumer, Non-cyclical	217	27,843	0.68
Micron Technology Inc	Technology	613	27,773	0.67
TE Connectivity Ltd	Industrial	303	27,624	0.67
T-Mobile US Inc	Communications	352	27,475	0.67

PURCHASED OPTIONS CONTRACTS — At August 31, 2019, the Portfolio had the following purchased options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
SX7E Index	UBS AG (London)	$95.766	12/20/2019	685,996	$685,996	$321,057	$2,884,772	$(2,563,715)

Abbreviations:
BoA Securities LLC—Bank of America Securities LLC
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these consolidated financial statements.	19

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Assets and Liabilities(a)

August 31, 2019

Assets:

Investments of unaffiliated issuers, at value (cost $2,472,273,683)(b)	$2,473,735,286

Investments of affiliated issuers, at value (cost $1,317,421,771)	1,313,961,269

Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $55,429,365)	55,429,365

Purchased options, at value (premium paid $2,884,772)	321,057

Cash	63,582,745

Foreign currencies, at value (cost $1,499,331)	1,901,395

Unrealized gain on swap contracts	11,982,219

Unrealized gain on forward foreign currency exchange contracts	4,396,464

Receivables:

Collateral on certain derivative contracts(c)	138,649,941

Dividends and interest	6,010,896

Portfolio shares sold	710,513

Securities lending income	84,129

Reimbursement from investment adviser	4,856

Other assets	48,119
Total assets	4,070,818,254

Liabilities:

Unrealized loss on swap contracts	20,560,770

Unrealized loss on forward foreign currency exchange contracts	29,445,497

Variation margin on futures contracts	1,392,153

Payables:

Payable upon return of securities loaned	55,429,365

Investments purchased	14,428,447

Collateral on certain derivative contracts(d)	13,430,000

Management fees	2,242,989

Portfolio shares redeemed	1,885,002

Transfer Agency fees	100,858

Accrued expenses and other liabilities	740,965

Total liabilities	139,656,046

Net Assets:

Paid-in capital	4,148,891,292

Total distributable earnings (loss)	(217,729,084)
NET ASSETS	$3,931,162,208
Net Assets:
Institutional	25,673,431
Class P	3,190,855,367
Class R6	714,633,410
Total Net Assets	$3,931,162,208
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	2,582,325
Class P	330,184,150
Class R6	73,938,974
Net asset value, offering and redemption price per share:
Institutional	$9.94
Class P	9.66
Class R6	9.67

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $52,978,804.
(c)	Includes amounts segregated for initial margin requirements and/or collateral on futures, swaps and forward foreign currency exchange contract transactions of $74,514,085, $20,865,856 and $43,270,000, respectively.
(d)	Represents amounts segregated for initial margin requirements and/or collateral on swaps contracts.

20	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended August 31, 2019

Investment income:

Interest — unaffiliated issuers	$64,554,348

Dividends — affiliated issuers	30,675,928

Dividends — unaffiliated issuers	14,451,450

Securities lending income — affiliated issuer	2,624,837

Total investment income	112,306,563

Expenses:

Management fees	29,743,337

Transfer Agency fees(b)	1,182,109

Registration fees	372,554

Custody, accounting and administrative services	333,757

Professional fees	163,495

Printing and mailing costs	101,344

Prime Broker Fees	23,447

Trustee fees	22,711

Other	252,759

Total expenses	32,195,513

Less — expense reductions	(3,694,871)

Net expenses	28,500,642

NET INVESTMENT INCOME	83,805,921

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	16,578,801

Investment — affiliated issuers	(5,337,868)

Purchased options	60,143,625

Futures contracts	68,668,016

Written options	(31,162,734)

Swap contracts	(47,764,455)

Forward foreign currency exchange contracts	(22,523,218)

Foreign currency transactions	(564,942)

Net change in unrealized gain (loss) on:

Investments	(61,648,633)

Investments — affiliated issuers	(7,413,580)

Purchased options	(4,302,767)

Futures contracts	(37,559,290)

Written options	(3,525,530)

Swap contracts	1,604,340

Forward foreign currency exchange contracts	(4,995,097)

Foreign currency translation	363,132

Net realized and unrealized loss	(79,440,200)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,365,721

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Class P	Class R6
$9,454	$1,048,726	$123,929

The accompanying notes are an integral part of these consolidated financial statements.	21

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$83,805,921	$67,621,747

Net realized gain (loss)	38,037,225	(21,067,284)

Net change in unrealized gain (loss)	(117,477,425)	73,015,573

Net increase in net assets resulting from operations	4,365,721	119,570,036

Distributions to shareholders:

From distributable earnings:

Institutional Shares	—	(45,296,029	)(b)

Class P Shares(c)	(88,570,565)	—
Class R6 Shares(d)	(9,121,338)	—

Total distributions to shareholders	(97,691,903)	(45,296,029)

From share transactions:

Proceeds from sales of shares	1,046,933,235	5,187,683,119

Reinvestment of distributions	97,691,903	45,296,029

Cost of shares redeemed	(1,532,335,416)	(6,137,982,554)

Net decrease in net assets resulting from share transactions	(387,710,278)	(905,003,406)

TOTAL DECREASE	(481,036,460)	(830,729,399)

Net assets:(e)

Beginning of year	4,412,198,668	5,242,928,067

End of year	$3,931,162,208	$4,412,198,668

(a)	Statement of Changes in Net Assets for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended August 31, 2018.
(c)	Commenced operations on April 17, 2018.
(d)	Commenced operations on December 29, 2017.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $53,093,613 as of August 31, 2018.

22	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Institutional Shares
	Year Ended August 31,		Period November 1, 2016 – August 31, 2017*		Year Ended October 31,
	2019	2018			2016	2015
Per Share Data

Net asset value, beginning of period	$9.87	$9.73	$9.83		$10.40	$9.87

Net investment income(a)	0.22	0.12	0.09		0.11	0.18

Net realized and unrealized gain (loss)	(0.15)	0.11	(0.01)		(0.22)	0.46

Total from investment operations	0.07	0.23	0.08		(0.11)	0.64

Distributions to shareholders from net investment income	—	(0.09)	(0.18)		(0.46)	(0.11)

Net asset value, end of period	$9.94	$9.87	$9.73		$9.83	$10.40

Total return(b)	0.71%	2.39%	0.82%		(0.96)%	6.57%

Net assets, end of period (in 000s)	$25,673	$23,583	$5,242,928		$5,214,846	$4,664,660

Ratio of net expenses to average net assets(c)	0.74%	0.69%	0.62	%(d)	0.59%	0.52%

Ratio of total expenses to average net assets(c)	0.79%	0.76%	0.75	%(d)	0.77%	0.79%

Ratio of net investment income to average net assets	2.17%	1.20%	1.10	%(d)	1.15%	1.77%

Portfolio turnover rate(e)	46%	41%	28%		48%	81%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	23

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class P Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$9.87	$9.76

Net investment income(b)	0.20	0.14

Net realized and unrealized loss	(0.15)	(0.03)

Total from investment operations	0.05	0.11

Distributions to shareholders from net investment income	(0.26)	—

Net asset value, end of period	$9.66	$9.87

Total return(c)	0.59%	1.13%

Net assets, end of period (in 000s)	$3,190,855	$4,045,246

Ratio of net expenses to average net assets(d)	0.72%	0.71	%(e)

Ratio of total expenses to average net assets(d)	0.78%	0.77	%(e)

Ratio of net investment income to average net assets	2.07%	3.80	%(e)

Portfolio turnover rate(f)	46%	41%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class R6 Shares
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$9.87	$9.81

Net investment income(b)	0.26	0.11

Net realized and unrealized loss	(0.20)	(0.05)

Total from investment operations	0.06	0.06

Distributions to shareholders from net investment income	(0.26)	—

Net asset value, end of period	$9.67	$9.87

Total return(c)	0.58%	0.61%

Net assets, end of period (in 000s)	$714,633	$343,370

Ratio of net expenses to average net assets(d)	0.73%	0.69	%(e)

Ratio of total expenses to average net assets(d)	0.78%	0.76	%(e)

Ratio of net investment income to average net assets	2.65%	1.77	%(e)

Portfolio turnover rate(f)	46%	41%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	25

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is a diversified portfolio and currently offers three classes of shares — Institutional, Class P and Class R6 Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity — TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of August 31, 2019, the Portfolio’s net assets were $3,931,162,208, of which, $391,963,193, or 10.0%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolio may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Portfolio records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class  Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the Portfolio on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

26

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

27

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1

28

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

29

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Portfolio sells protection through a credit default swap, the Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Portfolio bought credit protection.

A total return swap is an agreement that gives the Portfolio the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$14,865,561	$—

Exchange Traded Fund	116,696,466	—	—

Investment Companies	1,313,961,269	—	—

Short-term Investments	—	2,342,173,259	—

Securities Lending Reinvestment Vehicle	55,429,365	—	—

Total	$1,486,087,100	$2,357,038,820	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$4,396,464	$—

Futures Contracts(a)	11,458,242	—	—

Total Return Swap Contracts(a)	—	11,982,219	—

Options Purchased	—	321,057	—

Total	$11,458,242	$16,699,740	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(29,445,497)	$—

Futures Contracts	(24,926,114)	—	—

Total Return Swap Contracts	—	(20,560,770)	—

Total	$(24,926,114)	$(50,006,267)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

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Notes to Consolidated Financial Statements (continued)

August 31, 2019

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2019. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$4,866,152	(a)	Variation margin on futures contracts	$(3,492,102)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,396,464		Payable for unrealized loss on forward foreign currency exchange contracts	(29,445,497)
Commodity	—	—		Variation margin on futures contracts	(2,879,027)	(a)
Equity	Variation margin on futures contracts; Receivable for unrealized gain on swap contracts; Purchased options, at value	18,895,366	(a)	Variation margin on futures contracts; Payable for unrealized loss on swap contracts	(39,115,755)	(a)
Total		$28,157,982			$(74,932,381)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts	$48,069,342	$1,677,613	12,473
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	9,603,608	(7,764,545)	1
Commodity	Net realized gain (loss) from futures contracts, purchased options and written options /Net change in unrealized gain (loss) on futures contracts, purchased options and written options	29,021,455	(8,143,609)	1,137
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(22,523,218)	(4,995,097)	13
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options/Net change in unrealized gain (loss) on swap contracts, futures contracts, purchased options and written options	(36,809,953)	(29,552,706)	15,580
Total		$27,361,234	$(48,778,344)	29,204

(a)	Average number of contracts is based on the average of month end balances for the period August 31, 2019.

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4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2019:

	Derivative Assets(a)				Derivative Liabilities(a)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(a)	Net Amount(b)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
BOA Securities LLC	$—	$73,679	$—	$73,679	$—	$—	$—	$73,679	$—	$73,679
JPMorgan Securities, Inc.	—	11,908,540	—	11,908,540	—	—	—	11,908,540	(11,908,540)	—
MS & Co. Int. PLC	—	—	4,396,464	4,396,464	(4,625,201)	(29,445,497)	(34,070,698)	(29,674,234)	29,674,234	—
UBS AG (London)	321,057	—	—	321,057	(15,935,569)	—	(15,935,569)	(15,614,512)	15,614,512	—

Total	$321,057	$11,982,219	$4,396,464	$16,699,740	$(20,560,770)	$(29,445,497)	$(50,006,267)	$(33,306,527)	$33,380,206	$73,679

(a)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(b)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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Notes to Consolidated Financial Statements (continued)

August 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate*^(a)
0.75%	0.68%	0.64%	0.62%	0.72%	0.66%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 28, 2019. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Fee Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), Class R6 Shares of the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Portfolio invests, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2019, GSAM waived $3,643,822 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares and 0.03% of the average daily net assets of Class P Shares and Class R6 Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.164%. This Other Expense limitation will remain in place through at least December 28, 2019 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$3,643,822	$51,049	$3,694,871

D. Line of Credit Facility — As of August 31, 2019, the Portfolio participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2019, the Portfolio did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

E. Other Transactions with Affiliates — For the fiscal year ended August 31, 2019 , Goldman Sachs earned $369,299 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2019:

Affiliated Investment Companies	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund	$1,323,638,062	$3,513,756,645	$(3,579,271,584)	$—	$—	$1,258,123,123	1,258,123,123	$23,397,174
Goldman Sachs High Yield Floating Rate Fund	149,250,733	527,656	(149,932,601)	(520,368)	674,580	—	—	945,765
Goldman Sachs MLP Energy Infrastructure Fund	93,710,816	64,532,990	(89,500,000)	(4,817,500)	(8,088,160)	55,838,146	9,108,996	6,332,989

Total	$1,566,599,611	$3,578,817,291	$(3,818,704,185)	$(5,337,868)	$(7,413,580)	$1,313,961,269	1,267,232,119	$30,675,928

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2019, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$45,911,686	$142,279,061	$45,957,328	$612,841,088

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Notes to Consolidated Financial Statements (continued)

August 31, 2019

7. SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may ex perience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending

Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, which are disclosed as “Payable upon return of securities loaned” on the Consolidated Statement of Assets and Liabilities, where applicable.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended August 31, 2019, are reported under Investment Income on the Consolidated Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2019.

Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2019
$256,405,265	$983,732,181	$(1,184,708,081)	$55,429,365

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2019, in the amount of $97,691,903, was from ordinary income.

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8. TAX INFORMATION (continued)

The tax character of distributions paid during the period ended August 31, 2018, in the amount of $45,296,029, was from ordinary income.

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$42,317,850
Capital loss carryforwards:(1)
Perpetual Short-Term	$(209,487,226)
Perpetual Long-Term	(667,831)
Total capital loss carryforwards	$(210,155,057)
Timing differences (Late Year Ordinary Loss Deferral)	$(32,229,944)
Unrealized gains (losses) — net	(17,661,933)
Total accumulated earnings (losses) net	$(217,729,084)

(1)	The Portfolio utilized $8,718,911 of capital losses in the current fiscal year.

As of August 31, 2019, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$3,813,064,047
Gross unrealized gain	12,706,997
Gross unrealized loss	(30,368,930)
Net unrealized gains on investments	$(17,661,933)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, and swap transactions.

The Portfolio reclassed $374,404 from paid in capital to distributable earnings for the year ending August 31, 2019. In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from differences in the tax treatment of eliminating entries related to cayman subsidiary.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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Notes to Consolidated Financial Statements (continued)

August 31, 2019

9. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio to sell portfolio securities at

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9. OTHER RISKS (continued)

times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio or Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio or Underlying Funds will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or Underlying Funds may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio or Underlying Funds are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Funds’ NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Portfolio’s or Underlying Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s or Underlying Funds’ liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity indexlinked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings on a prospective basis. In light of the revocation of the Notes Rulings, the Portfolio has limited its investments in commodity index-linked structured notes. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Consolidated Financial Statements (continued)

August 31, 2019

9. OTHER RISKS (continued)

investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

Short Position Risk — The Portfolio may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Portfolio may purchase for investment. Taking short positions involves leverage of the Portfolio’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Portfolio has taken a short position increases, then the Portfolio will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Portfolio uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Portfolio to the markets and therefore could magnify changes to the Portfolio’s NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	2,069,654	$20,766,813	64,892,471	$637,795,407
Reinvestment of distributions	—	—	4,617,332	45,296,029
Shares redeemed	(1,875,747)	(18,886,068)	(606,120,936)	(5,988,362,486)
	193,907	1,880,745	(536,611,133)	(5,305,271,050)
Class P Shares(a)
Shares sold	59,356,126	577,750,645	424,051,472	4,196,560,752
Reinvestment of distributions	9,554,538	88,570,565	—	—
Shares redeemed	(148,757,427)	(1,440,913,518)	(14,020,559)	(138,742,662)
	(79,846,763)	(774,592,308)	410,030,913	4,057,818,090

(a)	Class P Shares commenced operations on April 17, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Class R6 Shares(b)
Shares sold	45,782,474	$448,415,777	35,922,228	$353,326,960
Reinvestment of distributions	983,963	9,121,338	—	—
Shares redeemed	(7,630,842)	(72,535,830)	(1,118,849)	(10,877,406)
	39,135,595	385,001,285	34,803,379	342,449,554

NET DECREASE	(40,517,261)	$(387,710,278)	(91,776,841)	$(905,003,406)

(b)	Class R6 commenced operations on December 29, 2017.

41

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Tactical Tilt Overlay Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Tactical Tilt Overlay Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Portfolio”) as of August 31, 2019, the related consolidated statement of operations for the year ended August 31, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019, and the consolidated financial highlights for each of the periods therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Portfolio Expenses — Six Month Period Ended August 31, 2019 (Unaudited)

As a shareholder of Institutional, Class P and Class R6 Shares of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional, Class P and Class R6 Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid for the 6 Months ended 8/31/19*
Institutional
Actual	$1,000.00	$990.00		$3.71
Hypothetical 5% return	1,000.00	1,021.48	+	3.77
Class P
Actual	1,000.00	989.80		3.66
Hypothetical 5% return	1,000.00	1,021.53	+	3.72
Class R6
Actual	1,000.00	989.80		3.66
Hypothetical 5% return	1,000.00	1,021.53	+	3.72

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows: 0.74% for Institutional Shares, 0.73% for Class P Shares and 0.73% for Class R6 Shares.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules for the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2019. The information on each Underlying Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Underlying Fund had been in existence for those periods. The Trustees also reviewed the Portfolio’s and each Underlying Fund’s investment performance relative to its performance benchmark. They observed that the Portfolio had outperformed its LIBOR-based benchmark index by 1.88% and 2.21%, respectively, for the one- and three-year periods ended March 31, 2019. As part of this review, the Trustees considered the investment performance trends of the Portfolio and the Underlying Funds over time, and reviewed the investment performance of the Portfolio and each Underlying Fund in light of its investment objective and policies and market conditions. With respect to certain Underlying Funds, the Trustees also received information comparing the Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Portfolio’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Portfolio was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%

Next $3 billion	0.68

Next $3 billion	0.64

Over $8 billion	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. They also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolio were not duplicative of the management fees paid at the Underlying Fund level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Portfolio, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Portfolio and/or the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which the Portfolio’s and/or the Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and the Underlying Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio and/or the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) certain Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds in connection with the program; and (i) the Portfolio’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2020.

48

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				101	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	101	Verizon Communications Inc.

49

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

50

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Tactical Tilt Overlay Fund — Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, 4.68% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2019, 3.47% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

51

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019 Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 180399-OTU-1067558 TACTAR-19

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2019	2018	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,421,760	$3,442,690	Financial Statement audits.

Audit-Related Fees:

• PwC	$216,184	$485,871	Other attest services.

Tax Fees:

• PwC	$1,177,014	$1,505,569	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2019	2018	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,000,617	$1,897,685	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2019 and August 31, 2018 were approximately $1,393,197 and $1,991,440 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $12.3 million and $9.7 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	October 28, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	October 28, 2019